UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23304

Invesco Exchange-Traded Self-Indexed Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Invesco Annual Report to Shareholders
August 31, 2022
BSCM	Invesco BulletShares 2022 Corporate Bond ETF
BSCN	Invesco BulletShares 2023 Corporate Bond ETF
BSCO	Invesco BulletShares 2024 Corporate Bond ETF
BSCP	Invesco BulletShares 2025 Corporate Bond ETF
BSCQ	Invesco BulletShares 2026 Corporate Bond ETF
BSCR	Invesco BulletShares 2027 Corporate Bond ETF
BSCS	Invesco BulletShares 2028 Corporate Bond ETF
BSCT	Invesco BulletShares 2029 Corporate Bond ETF
BSCU	Invesco BulletShares 2030 Corporate Bond ETF
BSCV	Invesco BulletShares 2031 Corporate Bond ETF
BSJM	Invesco BulletShares 2022 High Yield Corporate Bond ETF
BSJN	Invesco BulletShares 2023 High Yield Corporate Bond ETF
BSJO	Invesco BulletShares 2024 High Yield Corporate Bond ETF
BSJP	Invesco BulletShares 2025 High Yield Corporate Bond ETF
BSJQ	Invesco BulletShares 2026 High Yield Corporate Bond ETF
BSJR	Invesco BulletShares 2027 High Yield Corporate Bond ETF
BSJS	Invesco BulletShares 2028 High Yield Corporate Bond ETF
BSJT	Invesco BulletShares 2029 High Yield Corporate Bond ETF
BSMM	Invesco BulletShares 2022 Municipal Bond ETF
BSMN	Invesco BulletShares 2023 Municipal Bond ETF
BSMO	Invesco BulletShares 2024 Municipal Bond ETF
BSMP	Invesco BulletShares 2025 Municipal Bond ETF
BSMQ	Invesco BulletShares 2026 Municipal Bond ETF
BSMR	Invesco BulletShares 2027 Municipal Bond ETF
BSMS	Invesco BulletShares 2028 Municipal Bond ETF
BSMT	Invesco BulletShares 2029 Municipal Bond ETF
BSMU	Invesco BulletShares 2030 Municipal Bond ETF
BSMV	Invesco BulletShares 2031 Municipal Bond ETF
BSBE	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
BSCE	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
BSDE	Invesco BulletShares 2024 USD Emerging Markets Debt ETF

2

The Market Environment

Fixed Income

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,1 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52% during the quarter.2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter.

At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt, corporates and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year increased moderately from 1.63% to 2.32%.2

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation, as measured by the Consumer Price Index, increased further to 9.1%1 and fixed income markets felt the impact of rising interest rates. Bond sectors experienced negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).3 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its key fed funds rate during the period, including a 0.50% hike in May, a 0.75% hike in June (the largest since 1994), and an additional 0.75% hike in July to a target range of 2.25-2.50%. We believe that the Fed is unlikely to pivot from its hawkish policies, and we expect the Fed will increase the target range to 3.50-3.75% by the end of the year followed by a 0.50% cut in 2023. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 3.45% during the last 2-month period in the fiscal year, while 10-year Treasury rates increased from 3.04% to 3.15%2 over the same period. At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bloomberg

3

BSCM	Management’s Discussion of Fund Performance
Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

As an index fund, the Invesco BulletShares 2022 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2022 Index (the “2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2022 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2022. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (0.02)%. On a net asset value (“NAV”) basis, the Fund returned 0.02%. During the same time period, the Index returned 0.21%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned (14.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the tobacco industry and most underweight in the capital markets industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the banks industry contributed most significantly to the Fund’s return, followed by the electric utilities industry. The equity REITs industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included JPMorgan Chase & Co., 3.25% coupon, due 09/23/2022, a banks company (portfolio average weight of 1.38%), and Pacific Gas and Electric Co., 1.75% coupon, due 06/16/2022, an electric utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included MPT Operating Partnership L.P./MPT Finance Corp., 5.00% coupon, due 10/15/2027, an equity REITs company (portfolio average weight of 0.59%), and Centene Corp., 4.25% coupon, due 12/15/2027, a health care providers & services company (portfolio average weight of 1.04%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
U.S. Treasury Securities	31.87
Financials	19.52
Health Care	13.47
Information Technology	11.28
Industrials	7.10
Consumer Discretionary	3.85
Sector Types Each Less Than 3%	11.37
Money Market Funds Plus Other Assets Less Liabilities	1.54

4

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
U.S. Treasury Bills, 2.26%–2.41%, 10/20/2022	27.54
U.S. Treasury Bills, 2.14%, 09/22/2022	4.33
AbbVie, Inc., 2.90%, 11/06/2022	2.60
AbbVie, Inc., 2.30%, 11/21/2022	2.57
JPMorgan Chase & Co., 3.25%, 09/23/2022	2.40
Oracle Corp., 2.50%, 10/15/2022	2.17
Visa, Inc., 2.80%, 12/14/2022	1.95
Morgan Stanley, 4.88%, 11/01/2022	1.74
Chevron Corp., 2.36%, 12/05/2022	1.73
Citigroup, Inc., 2.70%, 10/27/2022	1.55
Total	48.58

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2022 Index	0.21%	1.86%	5.68%	2.34%	12.28%	3.44%	36.08%
Bloomberg U.S. Corporate Index	(14.91)	(2.12)	(6.22)	1.02	5.22	2.63	26.68
Fund
NAV Return	0.02	1.71	5.20	2.21	11.55	3.27	34.09
Market Price Return	(0.02)	1.63	4.96	2.15	11.21	3.26	34.04

5

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

Guggenheim BulletShares 2022 Corporate Bond ETF (the “Predecessor Fund”) Inception: July 17, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

6

BSCN	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

As an index fund, the Invesco BulletShares 2023 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2023 Index (the “2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2023 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2023.

The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (1.95)%. On a net asset value (“NAV”) basis, the Fund returned (1.81)%. During the same time period, the Index returned (1.75)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned (14.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the pharmaceuticals industry and most underweight in the biotechnology industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the containers & packaging and household durables industries contributed most significantly to the Fund’s return. The banks industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Jefferies Financial Group, Inc., 5.50% coupon, due 10/18/2023, a capital markets company (portfolio average weight of 0.10%), and Newell Brands, Inc., 4.10% coupon, due 04/01/2023, a household durables company (portfolio average weight of 0.15%). Positions that detracted most significantly from the Fund’s return during the period included NatWest Group PLC (United Kingdom), 3.88% coupon, due 09/12/2023, a banks company (portfolio average weight of 0.79%), and NatWest Group PLC (United Kingdom), 6.00% coupon, due 12/19/2023, a banks company (portfolio average weight of 0.48%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	31.60
Health Care	11.71
Consumer Discretionary	11.19
Information Technology	10.48
Energy	8.96
Industrials	8.73
Consumer Staples	5.97
Utilities	5.41
Sector Types Each Less Than 3%	4.29
Money Market Funds Plus Other Assets Less Liabilities	1.66

7

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Apple, Inc., 2.40%, 05/03/2023	1.73
Bank of America Corp., 3.30%, 01/11/2023	1.35
Boeing Co. (The), 4.51%, 05/01/2023	0.95
JPMorgan Chase & Co., 3.20%, 01/25/2023	0.87
Exxon Mobil Corp., 1.57%, 04/15/2023	0.86
NatWest Group PLC, 3.88%, 09/12/2023	0.82
Morgan Stanley, 3.75%, 02/25/2023	0.79
Morgan Stanley, 3.13%, 01/23/2023	0.79
Oracle Corp., 2.40%, 09/15/2023	0.78
Walmart, Inc., 3.40%, 06/26/2023	0.72
Total	9.66

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2023 Index	(1.75)%	1.66%	5.07%	2.48%	13.03%	3.38%	30.24%
Bloomberg U.S. Corporate Index	(14.91)	(2.12)	(6.22)	1.02	5.22	2.24	19.30
Fund
NAV Return	(1.81)	1.50	4.56	2.33	12.18	3.25	28.94
Market Price Return	(1.95)	1.40	4.27	2.26	11.80	3.22	28.68

8

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Guggenheim BulletShares 2023 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes	Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

9

BSCO	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

As an index fund, the Invesco BulletShares 2024 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2024 Index (the “2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2024 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2024.

The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (4.93)%. On a net asset value (“NAV”) basis, the Fund returned (4.76)%. During the same time period, the Index returned (4.66)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned (14.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the capital markets industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the banks industry detracted most significantly from the Fund’s return, followed by the oil, gas & consumable fuels industry. There were no industries which contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Baxter International, Inc., 1.32% coupon, due 11/29/2024, a health care equipment & supplies company (portfolio average weight of 0.44%), and Celanese US Holdings LLC, 5.90% coupon, due 07/05/2024, a chemicals company (portfolio average weight of 0.67%). Positions that detracted the most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included Credit Suisse AG (Switzerland), 3.63% coupon, due 09/09/2024, a capital markets company (portfolio average weight of 1.02%), and Bank of America Corp., 4.20% coupon, due 08/26/2024, a banks company (portfolio average weight of 1.03%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	32.97
Information Technology	11.24
Health Care	10.33
Consumer Discretionary	9.31
Energy	8.81
Industrials	8.45
Consumer Staples	6.05
Utilities	4.14
Communication Services	3.81
Sector Types Each Less Than 3%	3.85
Money Market Funds Plus Other Assets Less Liabilities	1.04

10

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
AbbVie, Inc., 2.60%, 11/21/2024	1.20
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/2024	1.00
Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	0.97
Bank of America Corp., 4.20%, 08/26/2024	0.97
Morgan Stanley, Series F, 3.88%, 04/29/2024	0.97
Credit Suisse AG, 3.63%, 09/09/2024	0.97
JPMorgan Chase & Co., 3.88%, 09/10/2024	0.96
Morgan Stanley, 3.70%, 10/23/2024	0.96
Boeing Co. (The), 1.43%, 02/04/2024	0.93
Apple, Inc., 3.45%, 05/06/2024	0.83
Total	9.76

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2024 Index	(4.66)%	1.23%	3.73%	2.48%	13.03%	3.49%	31.39%
Bloomberg U.S. Corporate Index	(14.91)	(2.12)	(6.22)	1.02	5.22	2.24	19.30
Fund
NAV Return	(4.76)	1.06	3.20	2.35	12.32	3.29	29.41
Market Price Return	(4.93)	0.94	2.86	2.25	11.76	3.28	29.22

11

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Guggenheim BulletShares 2024 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

12

BSCP	Management’s Discussion of Fund Performance
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

As an index fund, the Invesco BulletShares 2025 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2025 Index (the “2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2025 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2025.

The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (6.81)%. On a net asset value (“NAV”) basis, the Fund returned (6.63)%. During the same time period, the Index returned (6.55)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned (14.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy equipment & services industry and most underweight in the banks industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the banks industry detracted most significantly from the Fund’s return, followed by the oil, gas & consumable fuels industry. There were no industries which contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Celanese US Holdings LLC, 6.05% coupon, due 03/15/2025, a chemicals company (portfolio average weight of 0.45%), and DCP Midstream Operating L.P., 5.38% coupon, due 07/15/2025, an oil, gas & consumable fuels company (portfolio average weight of 0.21%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included Wells Fargo & Co., 3.55% coupon, due 09/29/2025, a banks company (portfolio average weight of 0.65%), and Sumitomo Mitsui Financial Group, Inc. (Japan), 1.47% coupon, due 07/08/2025, a banks company (portfolio average weight of 0.57%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	30.09
Health Care	11.52
Information Technology	11.21
Consumer Discretionary	10.67
Energy	9.25
Industrials	8.62
Communication Services	4.48
Consumer Staples	4.24
Utilities	3.77
Real Estate	3.36
Materials	1.51
Money Market Funds Plus Other Assets Less Liabilities	1.28

13

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	1.14
Visa, Inc., 3.15%, 12/14/2025	1.00
AbbVie, Inc., 3.60%, 05/14/2025	0.94
Boeing Co. (The), 4.88%, 05/01/2025	0.90
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	0.87
Oracle Corp., 2.50%, 04/01/2025	0.85
Morgan Stanley, 4.00%, 07/23/2025	0.76
Microsoft Corp., 3.13%, 11/03/2025	0.75
CVS Health Corp., 3.88%, 07/20/2025	0.72
Shell International Finance B.V., 3.25%, 05/11/2025	0.69
Total	8.62

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2025 Index	(6.55)%	0.76%	2.29%	2.38%	12.46%	3.28%	24.91%
Bloomberg U.S. Corporate Index	(14.91)	(2.12)	(6.22)	1.02	5.22	2.24	16.52
Fund
NAV Return	(6.63)	0.64	1.93	2.28	11.91	3.07	23.16
Market Price Return	(6.81)	0.56	1.68	2.17	11.35	3.04	22.93

14

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

Guggenheim BulletShares 2025 Corporate Bond ETF (the “Predecessor Fund”) Inception: October 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

15

BSCQ	Management’s Discussion of Fund Performance
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

As an index fund, the Invesco BulletShares 2026 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2026 Index (the “2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2026 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2026.

The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (9.11)%. On a net asset value (“NAV”) basis, the Fund returned (8.79)%. During the same time period, the Index returned (8.73)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned (14.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunication services industry and most underweight in the capital markets industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the banks industry detracted most significantly from the Fund’s return, followed by the capital markets industry. No industry contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included CGI, Inc. (Canada), 1.45% coupon, due 09/14/2026, an IT services company (portfolio average weight of 0.14%), and Citrix Systems, Inc., 1.25% coupon, due 03/01/2026, a software company (portfolio average weight of 0.20%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included Wells Fargo & Co., 3.00% coupon, due 10/23/2026, a banks company (portfolio average weight of 0.90%), and included Wells Fargo & Co., 3.00% coupon, due 04/22/2026, a banks company (portfolio average weight of 0.91%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	31.20
Information Technology	12.14
Health Care	10.26
Consumer Discretionary	8.92
Industrials	7.51
Energy	6.85
Communication Services	5.80
Consumer Staples	5.79
Real Estate	4.84
Utilities	4.40
Materials	1.25
Money Market Funds Plus Other Assets Less Liabilities	1.04

16

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Boeing Co. (The), 2.20%, 02/04/2026	1.36
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	1.25
Microsoft Corp., 2.40%, 08/08/2026	1.03
AbbVie, Inc., 2.95%, 11/21/2026	1.02
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/2026	0.90
Wells Fargo & Co., 3.00%, 10/23/2026	0.89
Wells Fargo & Co., 3.00%, 04/22/2026	0.89
Apple, Inc., 3.25%, 02/23/2026	0.86
HSBC Holdings PLC, 4.30%, 03/08/2026	0.81
Morgan Stanley, 3.88%, 01/27/2026	0.80
Total	9.81

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2026 Index	(8.73)%	0.25%	0.75%	2.26%	11.83%	2.27%	14.30%
Bloomberg U.S. Corporate Index	(14.91)	(2.12)	(6.22)	1.02	5.22	1.42	8.80
Fund
NAV Return	(8.79)	0.14	0.43	2.16	11.26	2.20	13.83
Market Price Return	(9.11)	(0.03)	(0.08)	2.10	10.94	2.15	13.50

17

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Guggenheim BulletShares 2026 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

18

BSCR	Management’s Discussion of Fund Performance
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

As an index fund, the Invesco BulletShares 2027 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2027 Index (the “2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2027 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2027.

The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (10.48)%. On a net asset value (“NAV”) basis, the Fund returned (9.99)%. During the same time period, the Index returned (9.96)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned (14.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the banks industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the banks industry detracted most significantly from the Fund’s return, followed by the capital markets industry. There were no industries which contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included DCP Midstream Operating L.P., 5.63% coupon, due 07/15/2027, an oil, gas & consumable fuels company (portfolio average weight of 0.16%), and Toyota Motor Credit Corp. 3.05% coupon, due 03/22/2027, an automobiles company (portfolio average weight of 0.44%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included Citigroup, Inc., 4.45% coupon, due 09/29/2027, a banks company (portfolio average weight of 1.39%), and Wells Fargo & Co., 4.30% coupon, due 07/22/2027, a banks company (portfolio average weight of 0.91%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	23.79
Information Technology	13.85
Consumer Discretionary	11.24
Health Care	10.52
Industrials	7.80
Energy	7.77
Consumer Staples	7.05
Communication Services	5.67
Utilities	4.90
Real Estate	3.66
Materials	2.74
Money Market Funds Plus Other Assets Less Liabilities	1.01

19

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Microsoft Corp., 3.30%, 02/06/2027	1.26
Citigroup, Inc., 4.45%, 09/29/2027	1.20
Amazon.com, Inc., 3.15%, 08/22/2027	1.09
Verizon Communications, Inc., 4.13%, 03/16/2027	1.04
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	0.99
Morgan Stanley, 3.63%, 01/20/2027	0.93
Goldman Sachs Group, Inc. (The), 3.85%, 01/26/2027	0.93
Oracle Corp., 3.25%, 11/15/2027	0.82
Wells Fargo & Co., 4.30%, 07/22/2027	0.78
Bank of America Corp., 3.25%, 10/21/2027	0.75
Total	9.79

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2027 Index	(9.96)%	(0.13)%	(0.38)%	2.37%	12.24%
Bloomberg U.S. Corporate Index	(14.91)	(2.12)	(6.22)	1.12	5.64
Fund
NAV Return	(9.99)	(0.22)	(0.66)	2.19	11.27
Market Price Return	(10.48)	(0.46)	(1.36)	2.10	10.78

20

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Guggenheim BulletShares 2027 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 27, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

21

BSCS	Management’s Discussion of Fund Performance
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

As an index fund, the Invesco BulletShares 2028 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2028 Index (the “2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2028 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2028.

The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (11.96)%. On a net asset value (“NAV”) basis, the Fund returned (11.62)%. During the same time period, the Index returned (11.59)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned (14.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the food & staples retailing industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the banks industry detracted most significantly from the Fund’s return, followed by the health care providers & services industry. No industry contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included BAT International Finance PLC (United Kingdom), 4.45% coupon, due 03/16/2028, a tabacco company (portfolio average weight of 0.48%), and Freeport-McMoRan, Inc., 4.13% coupon, due 03/01/2028, a metals & mining company (portfolio average weight of 0.32%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included Citigroup Inc., 4.13% coupon, due 07/25/2028, a banks company (portfolio average weight of 1.08%), and CVS Health Corp., 4.30% coupon, due 03/25/2028, a health care providers & services company (portfolio average weight of 2.80%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	17.61
Health Care	15.43
Information Technology	10.23
Industrials	9.68
Communication Services	9.22
Consumer Discretionary	8.66
Consumer Staples	8.54
Energy	6.75
Real Estate	6.05
Utilities	5.19
Materials	1.46
Money Market Funds Plus Other Assets Less Liabilities	1.18

22

Invesco BulletShares 2028 Corporate Bond ETF (BSCS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
CVS Health Corp., 4.30%, 03/25/2028	2.47
Cigna Corp., 4.38%, 10/15/2028	1.87
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/2028	1.59
Raytheon Technologies Corp., 4.13%, 11/16/2028	1.46
Vodafone Group PLC, 4.38%, 05/30/2028	1.46
Verizon Communications, Inc., 2.10%, 03/22/2028	1.28
Anheuser-Busch InBev Worldwide, Inc., 4.00%, 04/13/2028	1.24
Apple, Inc., 1.20%, 02/08/2028	1.09
Apple, Inc., 1.40%, 08/05/2028	1.00
Amazon.com, Inc., 1.65%, 05/12/2028	1.00
Total	14.46

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2028 Index	(11.59)%	(0.69)%	(2.06)%	3.01%	12.79%
Bloomberg U.S. Corporate Index	(14.91)	(2.12)	(6.22)	1.61	6.70
Fund
NAV Return	(11.62)	(0.83)	(2.48)	2.82	11.94
Market Price Return	(11.96)	(1.03)	(3.05)	2.68	11.35

23

Invesco BulletShares 2028 Corporate Bond ETF (BSCS) (continued)

Fund Inception: August 9, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

24

BSCT	Management’s Discussion of Fund Performance
Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

As an index fund, the Invesco BulletShares 2029 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2029 Index (the “2029 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2029 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2029.

The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2029. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (13.30)%. On a net asset value (“NAV”) basis, the Fund returned (12.84)%. During the same time period, the Index returned (12.76)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned (14.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the health care providers & services industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the banks industry detracted most significantly from the Fund’s return, followed by the IT services industry. There were no industries which contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Qorvo, Inc., 4.38% coupon, due 10/15/2029, a semiconductors & semiconductor equipment company (portfolio average weight of 0.18%), and Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.88% coupon, due 01/15/2029, an oil, gas & consumable fuels company (portfolio average weight of 0.36%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included Sumitomo Mitsui Financial Group, Inc. (Japan), 3.04% coupon, due 07/16/2029, a banks company (portfolio average weight of 1.37%), and Wells Fargo & Co., 4.15% coupon, due 01/24/2029, a banks company (portfolio average weight of 1.48%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	14.96
Information Technology	12.63
Health Care	12.18
Communication Services	9.74
Energy	9.25
Consumer Staples	8.58
Consumer Discretionary	7.93
Real Estate	7.78
Industrials	6.55
Utilities	5.31
Materials	3.78
Money Market Funds Plus Other Assets Less Liabilities	1.31

25

Invesco BulletShares 2029 Corporate Bond ETF (BSCT) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
AbbVie, Inc., 3.20%, 11/21/2029	2.93
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/2029	2.56
Verizon Communications, Inc., 4.02%, 12/03/2029	2.25
International Business Machines Corp., 3.50%, 05/15/2029	1.83
AT&T, Inc., 4.35%, 03/01/2029	1.73
Fiserv, Inc., 3.50%, 07/01/2029	1.58
Wells Fargo & Co., 4.15%, 01/24/2029	1.43
Sumitomo Mitsui Financial Group, Inc., 3.04%, 07/16/2029	1.33
HCA, Inc., 4.13%, 06/15/2029	1.08
Altria Group, Inc., 4.80%, 02/14/2029	1.06
Total	17.78

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2029 Index	(12.76)%	(0.55)%	(1.62)%
Bloomberg U.S. Corporate Index	(14.91)	(1.55)	(4.53)
Fund
NAV Return	(12.84)	(0.68)	(2.02)
Market Price Return	(13.30)	(0.99)	(2.90)

26

Invesco BulletShares 2029 Corporate Bond ETF (BSCT) (continued)

Fund Inception: September 12, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

27

BSCU	Management’s Discussion of Fund Performance
Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

As an index fund, the Invesco BulletShares 2030 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2030 Index (the “2030 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2030 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2030.

The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2030. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (15.27)%. On a net asset value (“NAV”) basis, the Fund returned (14.67)%. During the same time period, the Index returned (14.72)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effect of the sampling methodology employed by the portfolio management team which was partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned (14.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the diversified financial services industry and most underweight in the oil, gas & consumable fuels industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the banks industry detracted most significantly from the Fund’s return, followed by oil, gas & consumable fuels industry. There were no industries which contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included VICI Properties L.P., 4.95% coupon, due 02/15/2030, an equity REITs company (portfolio average weight of 0.17%), and Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.50% coupon, due 03/01/2030, an oil, gas & consumable fuels company (portfolio average weight of 0.14%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included Exxon Mobil Corp., 2.61% coupon, due 10/15/2030, an oil, gas & consumable fuels company (portfolio average weight of 1.10%), and Sumitomo Mitsui Financial Group, Inc. (Japan), 2.13% coupon, due 07/08/2030, a banks company (portfolio average weight of 0.69%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Health Care	16.87
Financials	12.75
Energy	10.82
Consumer Discretionary	9.98
Industrials	9.13
Information Technology	9.05
Consumer Staples	9.00
Utilities	7.93
Materials	5.69
Real Estate	4.16
Communication Services	3.64
Money Market Funds Plus Other Assets Less Liabilities	0.98

28

Invesco BulletShares 2030 Corporate Bond ETF (BSCU) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Boeing Co. (The), 5.15%, 05/01/2030	2.63
Pacific Gas and Electric Co., 4.55%, 07/01/2030	1.64
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/2030	1.24
Alphabet, Inc., 1.10%, 08/15/2030	1.21
Centene Corp., 3.00%, 10/15/2030	1.08
Exxon Mobil Corp., 2.61%, 10/15/2030	1.06
Centene Corp., 3.38%, 02/15/2030	1.02
NextEra Energy Capital Holdings, Inc., 2.25%, 06/01/2030	1.00
Amazon.com, Inc., 1.50%, 06/03/2030	0.98
Apple, Inc., 1.65%, 05/11/2030	0.93
Total	12.79

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2030 Index	(14.72)%	(7.52)%	(14.17)%
Bloomberg U.S. Corporate Index	(14.91)	(6.93)	(13.10)
Fund
NAV Return	(14.67)	(7.53)	(14.20)
Market Price Return	(15.27)	(7.87)	(14.81)

29

Invesco BulletShares 2030 Corporate Bond ETF (BSCU) (continued)

Fund Inception: September 16, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

30

BSCV	Management’s Discussion of Fund Performance
Invesco BulletShares 2031 Corporate Bond ETF (BSCV)

As an index fund, the Invesco BulletShares 2031 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2031 Index (the “2031 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2031 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2031.

The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2031. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 15, 2021, the first day of trading on the exchange) through August 31, 2022, on a market price basis, the Fund returned (16.60)%. On a net asset value (“NAV”) basis, the Fund returned (16.25)%. During the same time period, the Index returned (16.14)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned (15.33)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the health care equipment & supplies industry during the fiscal period ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal period ended August 31, 2022, the equity REITs industry detracted most significantly from the Fund’s return, followed by diversified telecommunication services industry. There were no industries which contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included HP, Inc., 2.65% coupon, due 06/17/2031, a technology hardware, storage & peripherals company (portfolio average weight of 0.40%), and Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.88% coupon, due 02/01/2031, an oil, gas & consumable fuels company (portfolio average weight of 0.40%). Positions that detracted most significantly from the Fund’s return for the fiscal period ended August 31, 2022, included Verizon Communications, Inc., 2.55% coupon, due 03/21/2031, a diversified telecommunication services company (portfolio average weight of 2.15%), and Orange S.A. (France), 9.00% coupon, due 03/01/2031, a diversified telecommunication services company (portfolio average weight of 1.88%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	13.29
Communication Services	12.96
Health Care	11.19
Real Estate	10.30
Financials	9.99
Consumer Discretionary	9.53
Utilities	8.51
Industrials	8.23
Consumer Staples	7.97
Energy	5.48
Materials	1.65
Money Market Funds Plus Other Assets Less Liabilities	0.90

31

Invesco BulletShares 2031 Corporate Bond ETF (BSCV) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Verizon Communications, Inc., 2.55%, 03/21/2031	2.05
Orange S.A., 9.00%, 03/01/2031	1.79
Oracle Corp., 2.88%, 03/25/2031	1.52
Amazon.com, Inc., 2.10%, 05/12/2031	1.47
AT&T, Inc., 2.75%, 06/01/2031	1.46
Apple, Inc., 1.65%, 02/08/2031	1.30
Walt Disney Co. (The), 2.65%, 01/13/2031	1.26
Ally Financial, Inc., 8.00%, 11/01/2031	1.25
T-Mobile USA, Inc., 3.50%, 04/15/2031	1.19
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/2031	1.13
Total	14.42

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

Fund Inception
Index	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2031 Index	(16.14)%
Bloomberg U.S. Corporate Index	(15.33)
Fund
NAV Return	(16.25)
Market Price Return	(16.60)

32

Invesco BulletShares 2031 Corporate Bond ETF (BSCV) (continued)

Fund Inception: September 15, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

33

BSJM	Management’s Discussion of Fund Performance
Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

As an index fund, the Invesco BulletShares 2022 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index (the “High Yield 2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2022 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2022. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (2.39)%. On a net asset value (“NAV”) basis, the Fund returned (2.43)%. During the same time period, the Index returned (2.38)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing, as well as fees and operating expenses incurred by the Fund during the period which were partially offset by the positive effect of the sampling approach employed by the portfolio management team.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned (10.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunications industry and most underweight in the commercial services & supplies industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the consumer finance industry contributed most significantly to the Fund’s return, followed by the aerospace & defense and food & staples retailing industries, respectively. The diversified telecommunication services industry detracted most significantly from the Fund’s return during the period, followed by media and pharmaceuticals, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Ford Motor Credit Co. LLC, 4.25% coupon, due 09/20/2022, an automobiles company (portfolio average weight of 1.19%), and Mountain Province Diamonds, Inc., 8.00% coupon, due 12/15/2022 a materials company (portfolio average weight of 0.4%). Positions that detracted most significantly from the Fund’s return during this period included Altice France S.A. (France), 8.13% coupon, due 02/01/2027, a diversified telecommunication services company (no longer held at fiscal year-end), and CCO Holdings LLC/CCO Holdings Capital Corp., 5.00% coupon, due 02/01/2028, a media company (portfolio average weight of 2.11%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
U.S. Treasury Securities	54.05
Communication Services	10.98
Consumer Discretionary	8.55
Industrials	5.98
Sector Types Each Less Than 3%	10.93
Money Market Funds Plus Other Assets Less Liabilities	9.51

34

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
U.S. Treasury Bills, 2.30%–2.41%, 10/20/2022	34.62
U.S. Treasury Bills, 1.77%–2.14%, 09/22/2022	19.43
Sprint Communications LLC, 6.00%, 11/15/2022	3.67
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/2028	2.45
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026	2.36
Ford Motor Credit Co. LLC, 4.25%, 09/20/2022	2.17
Sirius XM Radio, Inc., 5.00%, 08/01/2027	1.99
WESCO Distribution, Inc., 7.13%, 06/15/2025	1.59
C&W Senior Financing DAC, 6.88%, 09/15/2027	1.53
Vistra Operations Co. LLC, 5.50%, 09/01/2026	1.36
Total	71.17

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index	(2.38)%	1.44%	4.38%	2.53%	13.33%	3.54%	31.92%
Bloomberg US Corporate High Yield Index	(10.60)	1.03	3.11	2.58	13.60	3.57	32.14
Fund
NAV Return	(2.43)	0.44	1.33	1.76	9.13	3.10	27.45
Market Price Return	(2.39)	0.38	1.14	1.72	8.88	3.07	27.14

35

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

36

BSJN	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

As an index fund, the Invesco BulletShares 2023 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index (the “High Yield 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2023 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2023. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (5.11)%. On a net asset value (“NAV”) basis, the Fund returned (4.95)%. During the same time period, the Index returned (4.09)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned (10.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately

2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the commercial services & supplies industry and most underweight in the hotels, restaurants & leisure industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the gas utilities industry contributed most significantly to the Fund’s return, followed by the diversified financial services and oil, gas & consumable fuels industries, respectively. The health care providers & services industry detracted most significantly from the Fund’s return during the period, followed by the commercial services & supplies and communications equipment, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50% coupon, due 11/01/2023, an oil, gas & consumable fuels company (portfolio average weight of 0.51%), and TMX Finance LLC/TitleMax Finance Corp., 11.13% coupon, due 04/01/2023, a consumer finance company (portfolio average weight of 0.22%). Positions that detracted most significantly from the Fund’s return during the period included CHS/Community Health Systems, Inc., 5.63% coupon, due 03/15/2027, a health care equipment & supplies company (no longer held at fiscal year-end) and Tenet Healthcare Corp., 6.13% coupon, due 10/01/2028, a health care equipment & supplies company (portfolio average weight of 1.99%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Consumer Discretionary	22.55
Communication Services	17.18
Industrials	12.07
Energy	10.67
Materials	7.87
Health Care	7.63
Real Estate	7.00
Financials	6.70
Sector Types Each Less Than 3%	5.76
Money Market Funds Plus Other Assets Less Liabilities	2.57

37

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Sprint Corp., 7.88%, 09/15/2023	4.94
Tenet Healthcare Corp., 6.13%, 10/01/2028	3.34
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025	3.24
Caesars Entertainment, Inc., 8.13%, 07/01/2027	2.44
Altice France S.A., 8.13%, 02/01/2027	2.42
Community Health Systems, Inc., 5.63%, 03/15/2027	2.35
DISH DBS Corp., 5.00%, 03/15/2023	2.14
WESCO Distribution, Inc., 7.25%, 06/15/2028	1.95
MGM Resorts International, 6.00%, 03/15/2023	1.82
MEG Energy Corp., 7.13%, 02/01/2027	1.76
Total	26.40

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index	(4.09)%	1.92%	5.88%	3.01%	16.00%	4.86%	38.75%
Bloomberg US Corporate High Yield Index	(10.60)	1.03	3.11	2.58	13.60	4.59	36.25
Fund
NAV Return	(4.95)	0.65	1.97	2.09	10.92	3.88	30.00
Market Price Return	(5.11)	0.53	1.61	2.00	10.42	3.85	29.79

38

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: October 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

39

BSJO	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

As an index fund, the Invesco BulletShares 2024 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index (the “High Yield 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2024 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2024. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (8.04)%. On a net asset value (“NAV”) basis, the Fund returned (7.76)%. During the same time period, the Index returned (6.97)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned (10.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the capital markets industry and most underweight in the equity REITs industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the IT services industry contributed most significantly to the Fund’s return, followed by the containers & packaging and entertainment industries, respectively. The media industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Mauser Packaging Solutions Holding Co., 5.50% coupon, due 04/15/2024, a containers & packaging company (portfolio average weight of 1.89%) and Bombardier, Inc., 7.50% coupon, due 12/01/2024, an aerospace & defense (portfolio average weight of 1.00%). Positions that detracted most significantly from the Fund’s return during the period included Clear Channel Outdoor Holdings, Inc., 7.50% coupon, due 06/01/2029, a media company (no longer held at fiscal year-end) and Clear Channel Outdoor Holdings, Inc.,7.75% coupon, due 04/15/2028, a media company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Consumer Discretionary	24.09
Energy	19.90
Communication Services	15.65
Financials	10.23
Materials	8.71
Industrials	6.73
Health Care	4.19
Sector Types Each Less Than 3%	6.42
Money Market Funds Plus Other Assets Less Liabilities	4.08

40

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Sprint Corp., 7.13%, 06/15/2024	4.85
Intesa Sanpaolo S.p.A., 5.02%, 06/26/2024	3.61
DISH DBS Corp., 5.88%, 11/15/2024	3.38
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/2024	2.67
Cheniere Energy Partners L.P., 4.50%, 10/01/2029	2.59
Ford Motor Credit Co. LLC, 4.06%, 11/01/2024	2.48
Carnival Corp., 7.63%, 03/01/2026	2.33
Comstock Resources, Inc., 6.75%, 03/01/2029	2.24
Sirius XM Radio, Inc., 5.50%, 07/01/2029	2.20
Post Holdings, Inc., 5.50%, 12/15/2029	2.13
Total	28.48

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index	(6.97)%	1.05%	3.18%	2.47%	12.98%	3.62%	23.61%
Bloomberg US Corporate High Yield Index	(10.60)	1.03	3.11	2.58	13.60	3.68	24.06
Fund
NAV Return	(7.76)	0.23	0.69	1.96	10.22	2.85	18.26
Market Price Return	(8.04)	0.12	0.35	1.84	9.55	2.81	17.94

41

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

42

BSJP	Management’s Discussion of Fund Performance
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

As an index fund, the Invesco BulletShares 2025 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index (the “High Yield 2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2025 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2025. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (5.29)%. On a net asset value (“NAV”) basis, the Fund returned (4.84)%. During the same time period, the Index returned (4.16)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned (10.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately

2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the automobiles industry and most underweight in the hotels, restaurants & leisure industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the energy equipment & services industry contributed most significantly to the Fund’s return, followed by the road & rail and the entertainment industries, respectively. The consumer finance industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Exterran Energy Solutions L.P./EES Finance Corp., 8.13% coupon, due 05/01/2025, an energy equipment & services company (portfolio average weight of 0.41%), and Uber Technologies, Inc., 7.50% coupon, due 05/15/2025, a road & rail company (portfolio average weight of 0.19%). Positions that detracted most significantly from the Fund’s return during the period included Ford Motor Credit Co. LLC, 3.38% coupon, due 11/13/2025, an automobiles company (portfolio average weight of 1.17%), and Artera Services LLC, 9.03% coupon, due 12/04/2025, a construction & engineering company (portfolio average weight of 0.35%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Consumer Discretionary	24.26
Energy	15.21
Industrials	15.15
Financials	8.65
Materials	7.82
Health Care	6.13
Information Technology	5.72
Communication Services	5.52
Consumer Staples	5.01
Sector Types Each Less Than 3%	3.99
Money Market Funds Plus Other Assets Less Liabilities	2.54

43

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Caesars Entertainment, Inc., 6.25%, 07/01/2025	3.11
American Airlines, Inc., 11.75%, 07/15/2025	2.61
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025	1.64
WESCO Distribution, Inc., 7.13%, 06/15/2025	1.43
Aramark Services, Inc., 6.38%, 05/01/2025	1.42
Bausch Health Cos., Inc., 5.50%, 11/01/2025	1.39
Univision Communications, Inc., 5.13%, 02/15/2025	1.34
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025	1.25
Sprint Corp., 7.63%, 02/15/2025	1.23
Ford Motor Credit Co. LLC, 3.38%, 11/13/2025	1.21
Total	16.63

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index	(4.16)%	2.88%	8.90%	3.63%	19.22%
Bloomberg US Corporate High Yield Index	(10.60)	1.03	3.11	2.47	12.75
Fund
NAV Return	(4.84)	1.89	5.79	2.89	15.05
Market Price Return	(5.29)	1.69	5.17	2.81	14.62

44

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 27, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

45

BSJQ	Management’s Discussion of Fund Performance
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

As an index fund, the Invesco BulletShares 2026 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index (the “High Yield 2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2026 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2026. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (7.89)%. On a net asset value (“NAV”) basis, the Fund returned (7.33)%. During the same time period, the Index returned (6.73)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg US Corporate High Yield Index (the “Benchmark Index”) returned (10.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately

2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care providers & services industry and most underweight in the industrial conglomerates industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the oil, gas & consumable fuels industries.

For the fiscal year ended August 31, 2022, the auto components industry contributed most significantly to the Fund’s return, followed by the insurance and construction materials industries, respectively. The media industry detracted most significantly from the Fund’s return during the period, followed by the consumer finance and hotels, restaurants & leisure industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, were Goodyear Tire & Rubber Co. (The), 5.00% coupon, due 05/31/2026, an auto components company (portfolio average weight of 0.38%), and HUB International Ltd., 7.00% coupon, due 05/01/2026, an insurance company (portfolio average weight of 1.51%). Positions that detracted most significantly from the Fund’s return during the period included DISH DBS Corp., 7.75% coupon, due 07/01/2026, a media company (portfolio average weight of 1.72%), and DISH DBS Corp., 5.25% coupon, due 12/01/2026, a media company (portfolio average weight of 1.67%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Consumer Discretionary	18.41
Energy	18.05
Communication Services	15.53
Industrials	10.74
Financials	8.36
Materials	7.58
Information Technology	5.39
Health Care	5.02
Consumer Staples	3.71
Utilities	3.25
Real Estate	1.12
Money Market Funds Plus Other Assets Less Liabilities	2.84

46

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
DISH DBS Corp., 5.25%, 12/01/2026	2.25
Tenet Healthcare Corp., 4.88%, 01/01/2026	1.99
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026	1.84
United Airlines, Inc., 4.38%, 04/15/2026	1.81
Connect Finco S.a.r.l./Connect US Finco LLC, 6.75%, 10/01/2026	1.77
HUB International Ltd., 7.00%, 05/01/2026	1.62
Sprint Corp., 7.63%, 03/01/2026	1.51
OneMain Finance Corp., 7.13%, 03/15/2026	1.49
DISH DBS Corp., 7.75%, 07/01/2026	1.47
Ford Motor Co., 4.35%, 12/08/2026	1.46
Total	17.21

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index	(6.73)%	1.76%	5.37%	3.58%	15.37%
Bloomberg US Corporate High Yield Index	(10.60)	1.03	3.11	2.43	10.23
Fund
NAV Return	(7.33)	0.73	2.21	2.74	11.59
Market Price Return	(7.89)	0.49	1.49	2.61	11.04

47

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ) (continued)

Fund Inception: August 9, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

48

BSJR	Management’s Discussion of Fund Performance
Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

As an index fund, the Invesco BulletShares 2027 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index (the “High Yield 2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2027 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2027. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (11.75)%. On a net asset value (“NAV”) basis, the Fund returned (11.14)%. During the same time period, the Index returned (10.37)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned (10.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the equity REITs industry during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the containers & packaging industry followed by the pharmaceuticals industry.

For the fiscal year ended August 31, 2022, the thrifts & mortgage finance industry contributed most significantly to the Fund’s return, followed by the construction materials industries, respectively. The pharmaceuticals industry detracted most significantly from the Fund’s return during the period, followed by the hotels, restaurants & leisure and media industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Nationstar Mortgage Holdings, Inc., 6.00% coupon, due 01/15/2027, a thrifts & mortgage finance company (portfolio average weight of 0.30%), and Eco Material Technologies, Inc., 7.88% coupon, due 01/31/2027, a construction materials company (portfolio average weight of 0.13%). Positions that detracted most significantly from the Fund’s return during this period included Carnival Corp., 5.75% coupon, due 03/01/2027, a hotels, restaurants & leisure company (portfolio average weight of 3.52%), and Bausch Health Americas, Inc., 8.50% coupon, due 01/31/2027, a pharmaceuticals company (portfolio average weight of 1.13%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Consumer Discretionary	19.20
Communication Services	15.78
Industrials	15.49
Energy	10.68
Financials	8.16
Materials	7.25
Health Care	5.05
Consumer Staples	4.32
Real Estate	4.06
Information Technology	3.98
Utilities	3.85
Money Market Funds Plus Other Assets Less Liabilities	2.18

49

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/2027	3.17
Carnival Corp., 5.75%, 03/01/2027	2.80
Nexstar Media, Inc., 5.63%, 07/15/2027	1.75
TK Elevator US Newco, Inc., 5.25%, 07/15/2027	1.75
FirstEnergy Corp., Series B, 4.40%, 07/15/2027	1.47
CSC Holdings LLC, 5.50%, 04/15/2027	1.46
Tenet Healthcare Corp., 5.13%, 11/01/2027	1.42
SBA Communications Corp., 3.88%, 02/15/2027	1.41
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.25%, 05/15/2027	1.35
Ford Motor Credit Co. LLC, 4.95%, 05/28/2027	1.35
Total	17.93

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index	(10.37)%	1.19%	3.56%
Bloomberg US Corporate High Yield Index	(10.60)	0.86	2.58
Fund
NAV Return	(11.14)	(0.19)	(0.55)
Market Price Return	(11.75)	(0.45)	(1.32)

50

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR) (continued)

Fund Inception: September 12, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

51

BSJS	Management’s Discussion of Fund Performance
Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)

As an index fund, the Invesco BulletShares 2028 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2028 Index (the “High Yield 2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2028 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2028. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (12.99)%. On a net asset value (“NAV”) basis, the Fund returned (12.60)%. During the same time period, the Index returned (12.13)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned (10.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunication services industry and most underweight in the paper & forest products industry during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the diversified telecommunication services industry followed by the pharmaceuticals industry.

For the fiscal year ended August 31, 2022, the electric utilities industry contributed most significantly to the Fund’s return, followed by the personal products industry. The media industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included PG&E Corp., 5.00% coupon, due 07/01/2028, an electric utilities company (portfolio average weight of 0.41%), and Clearway Energy Operating LLC, 4.75% coupon, due 03/15/2028, an independent power and renewable electricity producers company (portfolio average weight of 0.53%). Positions that detracted most significantly from the Fund’s return during this period included DISH DBS Corp., 7.38% coupon, due 07/01/2028, a media company (portfolio average weight of 0.73%), and Altice France Holdings S.A. (Luxemburg), 6.00% coupon, due 02/15/2028, a diversified telecommunication services company (portfolio average weight of 0.93%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Communication Services	21.70
Industrials	14.25
Consumer Discretionary	13.26
Materials	10.39
Health Care	7.74
Information Technology	7.61
Financials	5.83
Energy	5.29
Consumer Staples	4.58
Utilities	4.11
Real Estate	3.17
Money Market Funds Plus Other Assets Less Liabilities	2.07

52

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Sprint Capital Corp., 6.88%, 11/15/2028	2.14
DISH DBS Corp., 5.75%, 12/01/2028	1.72
Carnival Corp., 4.00%, 08/01/2028	1.64
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 04/30/2028	1.64
Sirius XM Radio, Inc., 4.00%, 07/15/2028	1.40
NFP Corp., 6.88%, 08/15/2028	1.38
United Rentals North America, Inc., 4.88%, 01/15/2028	1.28
Avantor Funding, Inc., 4.63%, 07/15/2028	1.17
Frontier Communications Holdings LLC, 5.00%, 05/01/2028	1.12
Calpine Corp., 5.13%, 03/15/2028	1.01
Total	14.50

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2028 Index	(12.13)%	(2.90)%	(5.59)%
Bloomberg US Corporate High Yield Index	(10.60)	(0.73)	(1.43)
Fund
NAV Return	(12.60)	(3.50)	(6.72)
Market Price Return	(12.99)	(3.62)	(6.96)

53

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS) (continued)

Fund Inception: September 16, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

54

BSJT	Management’s Discussion of Fund Performance
Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)

As an index fund, the Invesco BulletShares 2029 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2029 Index (the “High Yield 2029 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2029 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2029. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2029. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 15, 2021, the first day of trading on the exchange) through August 31, 2022, on a market price basis, the Fund returned (14.87)%. On a net asset value (“NAV”) basis, the Fund returned (14.46)%. During the same time period, the Index returned (14.28)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period which were partially offset by the positive effect of the sampling methodology employed by the portfolio management team.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned (11.01)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care providers & services industry and most underweight in the media industry during the fiscal period ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the commercial services & supplies industry followed by the diversified telecommunication services industry.

For the fiscal period ended August 31, 2022, the diversified telecommunication services industry detracted most significantly from the Fund’s return, followed by the hotels, restaurants & leisure industry. No industry contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Sotheby’s/Bidfair Holdings, Inc., 5.88% coupon, due 06/01/2029, a diversified consumer services company (portfolio average weight of 1.47%), and Clear Channel Outdoor Holdings, Inc., 7.50% coupon, due 06/01/2029, a media company (portfolio average weight of 0.46%). Positions that detracted most significantly from the Fund’s return for the fiscal period ended August 31, 2022, included Altice France S.A. (France), 5.13% coupon, due 07/15/2029, a diversified telecommunication services company (portfolio average weight of 1.44%), and Carnival Corp., 6.00% coupon, due 05/01/2029, a hotels, restaurants & leisure company (portfolio average weight of 0.93%).

55

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Consumer Discretionary	22.31
Communication Services	14.52
Industrials	12.48
Health Care	7.78
Materials	7.46
Financials	7.38
Energy	7.33
Information Technology	7.30
Consumer Staples	4.98
Real Estate	4.44
Utilities	2.10
Money Market Funds Plus Other Assets Less Liabilities	1.92

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Ford Motor Credit Co. LLC, 5.11%, 05/03/2029	2.28
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/2029	2.15
Medline Borrower L.P., 3.88%, 04/01/2029	2.08
Altice France S.A., 5.50%, 10/15/2029	1.93
Altice France S.A., 5.13%, 07/15/2029	1.86
Medline Borrower L.P., 5.25%, 10/01/2029	1.13
Imola Merger Corp., 4.75%, 05/15/2029	1.10
United Airlines, Inc., 4.63%, 04/15/2029	1.02
Compass Group Diversified Holdings LLC, 5.25%, 04/15/2029	0.86
News Corp., 3.88%, 05/15/2029	0.85
Total	15.26

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

Fund Inception
Index	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2029 Index	(14.28)%
Bloomberg US Corporate High Yield Index	(11.01)
Fund
NAV Return	(14.46)
Market Price Return	(14.87)

56

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT) (continued)

Fund Inception: September 15, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

57

BSMM	Management’s Discussion of Fund Performance
Invesco BulletShares 2022 Municipal Bond ETF (BSMM)

As an index fund, the Invesco BulletShares 2022 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2022 Index (the “Municipal Bond 2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2022 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2022 or, in some cases, “effective maturities” in the year 2022. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (0.22)%. On a net asset value (“NAV”) basis, the Fund returned (0.06)%. During the same time period, the Index returned 0.19%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs related to portfolio rebalancing and sampling.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned (8.63)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in Guam bonds and most underweight in the state of New York during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the state of Florida contributed most significantly to the Fund’s return. The state of Pennsylvania bonds detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Miami-Dade (County of), FL Expressway Authority, 5.00% coupon, due 07/01/2029 (portfolio average weight of 1.54%) and University of Massachusetts Building Authority, 5.00% coupon, due 11/01/2022 (portfolio average weight of 0.46%). Positions that detracted most significantly from the Fund’s return during this period were Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (La Salle University), 5.00% coupon, due 05/01/2037 (portfolio average weight of 0.61%) and University of Virginia, 5.00% coupon, due 12/01/2022 (portfolio average weight of 1.82%).

58

Invesco BulletShares 2022 Municipal Bond ETF (BSMM) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Ad Valorem Property Tax	17.94
College & University Revenue	10.00
Highway Tolls Revenue	9.80
Income Tax Revenue	7.94
Electric Power Revenue	7.50
Local or GTD Housing	6.80
Miscellaneous Revenue	6.60
General Fund	5.54
Sales Tax Revenue	5.45
Water Revenue	5.24
Health, Hospital, Nursing Home Revenue	4.52
Transit Revenue	4.04
Port, Airport & Marina Revenue	3.99
Revenue Types Each Less Than 3%	6.63
Other Assets Less Liabilities	(1.99)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
Cook (County of), IL, Series 2021 A, Ref. GO Bonds, 5.00%, 11/15/2022	5.49
Wisconsin (State of) Housing & Economic Development Authority (Social Bonds), Series 2021 B, VRD RB, 1.49%, 03/01/2041	4.94
Metropolitan Transportation Authority, Series 2012 A, Ref. RB, 5.00%, 11/15/2031	4.04
San Diego (County of), CA Regional Transportation Commission, Series 2021 A, Ref. RB, 5.00%, 10/01/2022	3.74
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2012 B, RB, 5.00%, 12/01/2022	3.73
Minneapolis (City of), MN, Series 2022, GO Bonds, 5.00%, 12/01/2022	3.73
Kaukauna (City of), WI, Series 2012 A, RB, 5.00%, 12/15/2022	3.72
San Diego (County of), CA Water Authority, Series 2013, Ref. RB, 5.00%, 11/01/2022	3.41
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2013 A, RB, 5.00%, 12/01/2022	3.11
Metropolitan Transportation Authority, Series 2012 E, RB, 5.00%, 11/15/2022	3.11
Total	39.02

59

Invesco BulletShares 2022 Municipal Bond ETF (BSMM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2022 Index	0.19%	1.45%	4.32%
Bloomberg Municipal Bond Index	(8.63)	(0.58)	(1.68)
Fund
NAV Return	(0.06)	1.01	2.99
Market Price Return	(0.22)	1.02	3.02

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

60

BSMN	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

As an index fund, the Invesco BulletShares 2023 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2023 Index (the “Municipal Bond 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2023 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2023 or, in some cases, “effective maturities” in the year 2023. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (1.77)%. On a net asset value (“NAV”) basis, the Fund returned (1.70)%. During the same time period, the Index returned (1.48)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned (8.63)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Ohio and most underweight in the state of Illinois during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the state of Montana contributed most significantly to the Fund’s return. The state of California detracted most significantly from the Fund’s return during the period.

Position that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, was Forsyth (City of), MT (Puget Sound Energy), 3.90% coupon, due 03/01/2031 (portfolio average weight of 0.15%). Positions that detracted most significantly from the Fund’s return during this period were California (State of) Department of Water Resources, 5.00% coupon, due 12/01/2023 (portfolio average weight of 1.08%) and Battery Park (City of), NY Authority, 5.00% coupon, due 11/01/2025 (portfolio average weight of 0.95%).

61

Invesco BulletShares 2023 Municipal Bond ETF (BSMN) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Ad Valorem Property Tax	26.89
Health, Hospital, Nursing Home Revenue	11.78
Miscellaneous Revenue	11.19
Lease Revenue	7.80
College & University Revenue	6.06
Water Revenue	5.36
Income Tax Revenue	4.65
Sales Tax Revenue	3.58
Highway Tolls Revenue	3.36
General Fund	3.32
Electric Power Revenue	3.08
Revenue Types Each Less Than 3%	11.52
Other Assets Less Liabilities	1.41

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
North Carolina (State of), Series 2013 C, Ref. GO Bonds, 4.00%, 05/01/2023	2.13
California (State of), Series 2013, Ref. GO Bonds, 5.00%, 09/01/2031	1.72
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB, 5.00%, 11/01/2023	1.56
Jefferson (County of), AL, Series 2018 A, Ref. GO Wts., 5.00%, 04/01/2023	1.47
North Carolina (State of) Medical Care Commission (United Methodist Retirement), Series 2017 A, Ref. RB, 5.00%, 10/01/2023	1.11
Mississippi (State of), Series 2013 B, GO Bonds, 5.00%, 12/01/2023	1.08
California (State of), Series 2013, GO Bonds, 5.00%, 11/01/2029	1.08
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2013, RB, 5.00%, 10/01/2023	1.08
Maryland (State of), Series 2017 C, Ref. GO Bonds, 5.00%, 08/01/2023	1.08
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Communities, Inc.), Series 2018 A, RB, 5.00%, 09/15/2023	1.08
Total	13.39

62

Invesco BulletShares 2023 Municipal Bond ETF (BSMN) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2023 Index	(1.48)%	1.24%	3.69%
Bloomberg Municipal Bond Index	(8.63)	(0.58)	(1.68)
Fund
NAV Return	(1.70)	0.81	2.40
Market Price Return	(1.77)	0.85	2.53

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

63

BSMO	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

As an index fund, the Invesco BulletShares 2024 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2024 Index (the “Municipal Bond 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2024 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2024 or, in some cases, “effective maturities” in the year 2024. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (3.43)%. On a net asset value (“NAV”) basis, the Fund returned (3.40)%. During the same time period, the Index returned (3.51)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effect of the sampling methodology employed by the portfolio management team, which was partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned (8.63)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Pennsylvania and most underweight in the state of California during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the state of Arkansas contributed most significantly to the Fund’s return. The state of California detracted most significantly from the Fund’s return during the period.

Position that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, was Pulaski (County of), AR Public Facilities Board, 5.00% coupon, due 12/01/2024 (portfolio average weight of 0.3%). Positions that detracted most significantly from the Fund’s return during this period were California (State of), 5.00% coupon, due 10/01/2024 (portfolio average weight of 0.85%) and California (State of) Statewide Communities Development Authority, 5.00% coupon, due 11/15/2024 (portfolio average weight of 0.72%).

64

Invesco BulletShares 2024 Municipal Bond ETF (BSMO) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Ad Valorem Property Tax	19.58
Miscellaneous Revenue	11.91
Health, Hospital, Nursing Home Revenue	10.44
Water Revenue	7.26
Sales Tax Revenue	7.23
Highway Tolls Revenue	6.49
General Fund	5.81
Lease Revenue	5.55
Port, Airport & Marina Revenue	5.02
Income Tax Revenue	4.89
Sewer Revenue	3.18
Electric Power Revenue	3.10
Revenue Types Each Less Than 3%	8.35
Other Assets Less Liabilities	1.19

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
Maryland (State of), Series 2017 B, Ref. GO Bonds, 5.00%, 08/01/2024	1.82
New York (State of) Thruway Authority, Series 2014 J, RB, 5.00%, 01/01/2041	1.56
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 C, RB, 5.00%, 12/01/2039	1.40
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2013 A, RB, 5.00%, 01/01/2024	1.26
Maryland (State of), Second Series 2018 B, GO Bonds, 5.00%, 08/01/2024	1.15
Wisconsin (State of), Series 2017 2, Ref. GO Bonds, 5.00%, 11/01/2024	1.12
Jacksonville (City of), FL, Series 2022 A, Ref. RB, 5.00%, 10/01/2024	1.12
Pennsylvania (Commonwealth of), First Series 2015, Ref. GO Bonds, 5.00%, 08/15/2024	1.12
Arizona (State of) Transportation Board, Series 2018, RB, 5.00%, 07/01/2024	1.11
North Slope (Borough of), AK, Series 2020 A, GO Bonds, 5.00%, 06/30/2024	1.11
Total	12.77

65

Invesco BulletShares 2024 Municipal Bond ETF (BSMO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2024 Index	(3.51)%	0.91%	2.69%
Bloomberg Municipal Bond Index	(8.63)	(0.58)	(1.68)
Fund
NAV Return	(3.40)	0.53	1.56
Market Price Return	(3.43)	0.63	1.85

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

66

BSMP	Management’s Discussion of Fund Performance
Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

As an index fund, the Invesco BulletShares 2025 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2025 Index (the “Municipal Bond 2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2025 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2025 or, in some cases, “effective maturities” in the year 2025. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (5.62)%. On a net asset value (“NAV”) basis, the Fund returned (5.56)%. During the same time period, the Index returned (5.37)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned (8.63)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Nevada and most underweight in the state of New York during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the state of New York detracted most significantly from the Fund’s return, followed by the states of California and Texas, respectively. There were no states that contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), 5.00% coupon, due 11/15/2029, (portfolio average weight of 0.72%) and Harris (County of), TX, 5.00% coupon, due 08/15/2025 (portfolio average weight of 0.54%). Positions that detracted the most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included Triborough Bridge & Tunnel Authority, 5.00% coupon, due 11/15/2034, (portfolio average weight of 0.88%) and California (State of), 5.00% coupon, due 08/01/2034 (portfolio average weight of 0.68%).

67

Invesco BulletShares 2025 Municipal Bond ETF (BSMP) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Ad Valorem Property Tax	23.95
Sales Tax Revenue	9.82
Health, Hospital, Nursing Home Revenue	9.15
Miscellaneous Revenue	8.22
Lease Revenue	7.73
Water Revenue	5.61
College & University Revenue	5.37
Appropriations	5.07
Highway Tolls Revenue	4.99
Electric Power Revenue	4.59
Income Tax Revenue	4.01
Revenue Types Each Less Than 3%	10.31
Other Assets Less Liabilities	1.18

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
Illinois (State of), Series 2021 A, GO Bonds, 5.00%, 03/01/2025	2.04
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2016 A, Ref. GO Bonds, 5.00%, 12/01/2025	1.45
Washington (State of), Series 2015 A-1, GO Bonds, 5.00%, 08/01/2035	1.40
Louisiana (State of), Series 2015 A, Ref. RB, 4.50%, 05/01/2025	1.20
New York (City of), NY, Series 2015 C, Ref. GO Bonds, 5.00%, 08/01/2026	0.97
New York (State of) Dormitory Authority, Series 2015 B, RB, 5.00%, 02/15/2044	0.79
New Jersey (State of) Turnpike Authority, Series 2015 E, RB, 5.00%, 01/01/2045	0.73
Indiana (State of) Finance Authority (Indiana University Health Obligated Group), Series 2015 A, Ref. RB, 4.00%, 12/01/2040	0.72
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 A, RB, 5.00%, 11/15/2025	0.72
Oregon (State of) Department of Transportation, Series 2017 A, RB, 5.00%, 11/15/2025	0.72
Total	10.74

68

Invesco BulletShares 2025 Municipal Bond ETF (BSMP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2025 Index	(5.37)%	0.54%	1.60%
Bloomberg Municipal Bond Index	(8.63)	(0.58)	(1.68)
Fund
NAV Return	(5.56)	0.17	0.49
Market Price Return	(5.62)	0.21	0.61

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

69

BSMQ	Management’s Discussion of Fund Performance
Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

As an index fund, the Invesco BulletShares 2026 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2026 Index (the “Municipal Bond 2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2026 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2026 or, in some cases, “effective maturities” in the year 2026. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (8.32)%. On a net asset value (“NAV”) basis, the Fund returned (8.16)%. During the same time period, the Index returned (7.48)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned (8.63)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Illinois and most underweight in the state of Missouri during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the state of California detracted most significantly from the Fund’s return, followed by the states of New York and Texas, respectively. There were no states that contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Long Island (City of), NY Power Authority, 5.00% coupon, due 09/01/2036, (portfolio average weight of 0.41%) and New York (City of), NY, 4.00% coupon, due 08/01/2036 (portfolio average weight of 1.19%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included New York (City of), NY Municipal Water Finance Authority, 5.00% coupon, due 06/15/2026 (portfolio average weight of 1.56%) and Massachusetts (Commonwealth of), 3.00% coupon due 09/01/2046 (portfolio average weight of 0.7%).

70

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Ad Valorem Property Tax	17.60
Health, Hospital, Nursing Home Revenue	12.24
Water Revenue	9.55
Miscellaneous Revenue	9.46
College & University Revenue	7.80
Lease Revenue	6.21
Electric Power Revenue	5.67
General Fund	5.66
Highway Tolls Revenue	5.29
Sales Tax Revenue	5.19
Income Tax Revenue	4.32
Port, Airport & Marina Revenue	3.14
Revenue Types Each Less Than 3%	6.71
Other Assets Less Liabilities	1.16

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
Indiana (State of) Municipal Power Agency, Series 2016 A, Ref. RB, 5.00%, 01/01/2042	1.53
Indianapolis (City of), IN Department of Public Utilities, Series 2018 A, Ref. RB, 5.00%, 10/01/2026	1.41
Dallas (City of), TX, Series 2017, Ref. GO Bonds, 5.00%, 02/15/2026	1.27
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB, 5.00%, 11/15/2041	1.25
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania), Series 2016 A, Ref. RB, 4.00%, 08/15/2031	1.23
Michigan (State of) Finance Authority (Henry Ford Health System), Series 2016, Ref. RB, 5.00%, 11/15/2037	1.23
New York (City of), NY, Series 2016 A-1, GO Bonds, 4.00%, 08/01/2036	1.19
California (State of), Series 2016, Ref. GO Bonds, 5.00%, 09/01/2032	1.08
New York (City of), NY, Subseries 2016, Ref. RB, 5.00%, 06/15/2037	1.06
Illinois (State of), Series 2017 D, GO Bonds, 5.00%, 11/01/2026	1.00
Total	12.25

71

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2026 Index	(7.48)%	0.04%	0.12%
Bloomberg Municipal Bond Index	(8.63)	(0.58)	(1.68)
Fund
NAV Return	(8.16)	(0.60)	(1.76)
Market Price Return	(8.32)	(0.44)	(1.29)

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

72

BSMR	Management’s Discussion of Fund Performance
Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

As an index fund, the Invesco BulletShares 2027 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2027 Index (the “Municipal Bond 2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2027 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2027 or, in some cases, “effective maturities” in the year 2027. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre- refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (8.09)%. On a net asset value (“NAV”) basis, the Fund returned (8.03)%. During the same time period, the Index returned (8.56)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effect of the sampling methodology employed by the portfolio management team, which was partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned (8.63)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Georgia and most underweight in the state of Pennsylvania during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the state of California detracted most significantly from the Fund’s return, followed by the states of New York and Texas, respectively. The state of Kentucky contributed most significantly to the Fund’s return during the period.

Position that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, was Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.), 4.00% coupon, due 06/01/2037, (portfolio average weight of 0.12%). Positions that detracted most significantly from the Fund’s return during this period were California (State of), 3.00% coupon, due 03/01/2027, (portfolio average weight of 1.95%) and Hudson Yards Infrastructure Corp., 5.00% coupon, due 02/15/2042 (portfolio average weight of 2.51%).

73

Invesco BulletShares 2027 Municipal Bond ETF (BSMR) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Ad Valorem Property Tax	14.92
Miscellaneous Revenue	13.49
Health, Hospital, Nursing Home Revenue	12.85
Sales Tax Revenue	9.55
Water Revenue	8.76
Electric Power Revenue	5.78
Income Tax Revenue	5.70
General Fund	5.11
College & University Revenue	4.52
Transit Revenue	3.57
Appropriations	3.22
Revenue Types Each Less Than 3%	11.45
Other Assets Less Liabilities	1.08

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
Washington Metropolitan Area Transit Authority, Series 2017 B, RB, 5.00%, 07/01/2035	2.51
Georgia (State of), Series 2016 F, Ref. GO Bonds, 5.00%, 01/01/2027	2.31
Cuyahoga (County of), OH (MetroHealth System), Series 2017, Ref. RB, 5.00%, 02/15/2052	1.95
Massachusetts (State of) Development Finance Agency (Caregroup), Series 2016 I, Ref. RB, 5.00%, 07/01/2027	1.94
Illinois (State of), Series 2017 D, GO Bonds, 5.00%, 11/01/2027	1.86
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB, 5.00%, 02/15/2042	1.84
New York (City of), NY Transitional Finance Authority, Series 2017 A-E-1, RB, 5.00%, 02/01/2039	1.54
California (State of), Series 2020, GO Bonds, 3.00%, 03/01/2027	1.46
Mount Pleasent (Town of), SC, Series 2017 A, RB, 4.00%, 06/01/2044	1.41
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds, 5.00%, 07/01/2027	1.29
Total	18.11

74

Invesco BulletShares 2027 Municipal Bond ETF (BSMR) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2027 Index	(8.56)%	(0.21)%	(0.62)%
Bloomberg Municipal Bond Index	(8.63)	(0.58)	(1.68)
Fund
NAV Return	(8.03)	(0.72)	(2.10)
Market Price Return	(8.09)	(0.65)	(1.91)

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

75

BSMS	Management’s Discussion of Fund Performance
Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

As an index fund, the Invesco BulletShares 2028 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2028 Index (the “Municipal Bond 2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2028 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2028 or, in some cases, “effective maturities” in the year 2028. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre- refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (10.41)%. On a net asset value (“NAV”) basis, the Fund returned (10.23)%. During the same time period, the Index returned (9.86)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned (8.63)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of West Virginia and most underweight in the state of Michigan during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fund overweight allocation to the states of New York and New Jersey.

For the fiscal year ended August 31, 2022, the state of New York detracted most significantly from the Fund’s return, followed by the states of California and Texas, respectively. There were no states that contributed to the Fund’s return during the period.

Position that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, was Energy Northwest (No. 1), 5.00% coupon, due 07/01/2028, (portfolio average weight of 0.55%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included New York (State of) Dormitory Authority, 5.00% coupon, due 03/15/2039 (portfolio average weight of 1.63%) and Santa Ana Unified School District, 2.13% coupon, due 08/01/2050 (portfolio average weight of 0.39%).

76

Invesco BulletShares 2028 Municipal Bond ETF (BSMS) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Ad Valorem Property Tax	20.23
Sales Tax Revenue	11.41
College & University Revenue	8.49
Water Revenue	8.10
General Fund	7.94
Miscellaneous Revenue	7.17
Highway Tolls Revenue	5.92
Income Tax Revenue	4.94
Health, Hospital, Nursing Home Revenue	4.77
Transit Revenue	3.61
Port, Airport & Marina Revenue	3.32
Appropriations	3.27
Electric Power Revenue	3.01
Revenue Types Each Less Than 3%	6.63
Other Assets Less Liabilities	1.19

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
New York (City of), NY, Series 2020 B-1, Ref. GO Bonds, 5.00%, 11/01/2028	1.90
New York (State of) Dormitory Authority, Series 2018 E, Ref. RB, 5.00%, 03/15/2039	1.42
New York (State of) Dormitory Authority (Bid Group 4), Series 2018 C, Ref. RB, 5.00%, 03/15/2038	1.28
California (State of), Series 2020, Ref. GO Bonds, 5.00%, 11/01/2028	1.28
Illinois (State of) Toll Highway Authority, Series 2017 A, RB, 5.00%, 01/01/2039	1.28
Texas Municipal Gas Acquisition & Supply Corp. III, Series 2021, Ref. RB, 5.00%, 12/15/2028	1.27
New York (State of) Dormitory Authority (Columbia University), Series 2018 B, Ref. RB, 5.00%, 10/01/2038	1.24
Connecticut (State of), Series 2021 A, GO Bonds, 4.00%, 01/15/2028	1.18
Massachusetts (Commonwealth of), Series 2019 F, GO Bonds, 5.00%, 05/01/2028	1.14
University of Colorado, Series 2017 A-2, Ref. RB, 4.00%, 06/01/2038	1.11
Total	13.10

77

Invesco BulletShares 2028 Municipal Bond ETF (BSMS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2028 Index	(9.86)%	(0.56)%	(1.62)%
Bloomberg Municipal Bond Index	(8.63)	(0.58)	(1.68)
Fund
NAV Return	(10.23)	(0.87)	(2.51)
Market Price Return	(10.41)	(0.88)	(2.55)

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

78

BSMT	Management’s Discussion of Fund Performance
Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

As an index fund, the Invesco BulletShares 2029 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2029 Index (the “Municipal Bond 2029 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2029 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2029 or, in some cases, “effective maturities” in the year 2029. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre- refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2029. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (11.41)%. On a net asset value (“NAV”) basis, the Fund returned (11.28)%. During the same time period, the Index returned (12.25)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the sampling methodology employed by the portfolio management team, which were partially offset by the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned (8.63)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Vermont and most underweight in the state of Colorado during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fund overweight allocation to the District of Colombia followed by the security selection in the state of California.

For the fiscal year ended August 31, 2022, the state of California detracted most significantly from the Fund’s return, followed by the states of New York and Texas, respectively. There were no states that contributed to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included New York (City of), NY Transitional Finance Authority, 5.00% coupon, due 07/15/2029, (portfolio average weight of 0.59%) and New York State Urban Development Corp., 5.00% coupon, due 03/15/2029 (portfolio average weight of 0.76%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included California (State of), 4.00% coupon, due 10/01/2044, (portfolio average weight of 1.13%) and New York (State of) Dormitory Authority, 5.00% coupon, due 07/01/2039, (portfolio average weight of 2.28%).

79

Invesco BulletShares 2029 Municipal Bond ETF (BSMT) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Ad Valorem Property Tax	19.41
Water Revenue	11.18
General Fund	11.07
Highway Tolls Revenue	8.23
Miscellaneous Revenue	6.57
Lease Revenue	6.52
Income Tax Revenue	6.36
College & University Revenue	5.72
Health, Hospital, Nursing Home Revenue	5.22
Appropriations	4.58
Electric Power Revenue	4.07
Revenue Types Each Less Than 3%	9.09
Other Assets Less Liabilities	1.98

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
New York (State of) Dormitory Authority, Series 2019, RB, 5.00%, 07/01/2039	1.91
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2019 A, RB, 5.00%, 12/01/2044	1.83
Illinois (State of) Toll Highway Authority, Series 2019 A, RB, 5.00%, 01/01/2044	1.73
New York (City of), NY Transitional Finance Authority, Subseries 2019 A-2, RB, 5.00%, 05/01/2037	1.69
Massachusetts (Commonwealth of), Series 2018 B, Ref. GO Bonds, 5.00%, 07/01/2029	1.55
Private Colleges & Universities Authority (Emory University), Series 2022 A, Ref. RB, 5.00%, 09/01/2029	1.26
Washington (State of), Series 2019 A, GO Bonds, 5.00%, 08/01/2039	1.26
East Bay Municipal Utility District Water System Revenue (Green Bonds), Series 2019 A, RB, 5.00%, 06/01/2049	1.20
Multnomah (County of), OR, Series 2021 A, GO Bonds, 5.00%, 06/15/2029	1.20
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-1, RB, 5.00%, 06/15/2049	1.17
Total	14.80

80

Invesco BulletShares 2029 Municipal Bond ETF (BSMT) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2029 Index	(12.25)%	(1.32)%	(3.83)%
Bloomberg Municipal Bond Index	(8.63)	(0.58)	(1.68)
Fund
NAV Return	(11.28)	(1.36)	(3.93)
Market Price Return	(11.41)	(1.35)	(3.89)

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

81

BSMU	Management’s Discussion of Fund Performance
Invesco BulletShares 2030 Municipal Bond ETF (BSMU)

As an index fund, the Invesco BulletShares 2030 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2030 Index (the “Municipal Bond 2030 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2030 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2030 or, in some cases, “effective maturities” in the year 2030. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre- refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2030. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (13.95)%. On a net asset value (“NAV”) basis, the Fund returned (13.72)%. During the same time period, the Index returned (14.30)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the sampling methodology employed by the portfolio management team, which were partially offset by the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned (8.63)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Texas and most underweight in the state of Georgia during the fiscal year ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the state of New York followed by the security selection in the state of California.

For the fiscal year ended August 31, 2022, the state of New York detracted most significantly from the Fund’s return, followed by the states of California and Texas, respectively. There were no states that contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Arizona (State of) Sports & Tourism Authority, 5.00% coupon, due 07/01/2030, (portfolio average weight of 0.47%) and New York (City of), NY Industrial Development Agency (Yankee Stadium), 4.00% coupon, due 03/01/2032 (portfolio average weight of 0.88%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included New York State Urban Development Corp., 4.00% coupon, due 03/15/2042, (portfolio average weight of 1.73%) and New York & New Jersey (States of) Port Authority, 4.00% coupon, due 07/15/2040, (portfolio average weight of 0.99%).

82

Invesco BulletShares 2030 Municipal Bond ETF (BSMU) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Ad Valorem Property Tax	20.39
Water Revenue	12.98
Income Tax Revenue	10.53
Sales Tax Revenue	10.10
General Fund	8.87
Miscellaneous Revenue	7.19
College & University Revenue	5.33
Transit Revenue	4.53
Electric Power Revenue	3.98
Highway Tolls Revenue	3.41
Revenue Types Each Less Than 3%	11.11
Other Assets Less Liabilities	1.58

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB, 4.75%, 11/15/2045	1.86
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB, 5.25%, 11/15/2055	1.74
New York State Urban Development Corp., Series 2020 C, Ref. RB, 5.00%, 03/15/2047	1.57
Philadelphia (City of), PA, Series 2020 A, RB, 5.00%, 11/01/2045	1.39
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB, 5.00%, 06/15/2050	1.30
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB, 5.00%, 02/15/2033	1.25
Private Colleges & Universities Authority (Emory University), Series 2020 B, Ref. RB, 5.00%, 09/01/2033	1.20
California (State of), Series 2020, GO Bonds, 5.00%, 03/01/2034	1.19
Massachusetts (Commonwelath of) School Building Authority (Social Bonds), Series 2020 A, RB, 5.00%, 08/15/2045	1.16
Delaware (State of) Transportation Authority, Series 2020, Ref. RB, 5.00%, 07/01/2030	1.16
Total	13.82

83

Invesco BulletShares 2030 Municipal Bond ETF (BSMU) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2030 Index	(14.30)%	(5.19)%	(9.90)%
Bloomberg Municipal Bond Index	(8.63)	(2.88)	(5.55)
Fund
NAV Return	(13.72)	(5.37)	(10.23)
Market Price Return	(13.95)	(5.41)	(10.31)

Fund Inception: September 16, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

84

BSMV	Management’s Discussion of Fund Performance
Invesco BulletShares 2031 Municipal Bond ETF (BSMV)

As an index fund, the Invesco BulletShares 2031 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2031 Index (the “Municipal Bond 2031 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2031 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2031 or, in some cases, “effective maturities” in the year 2031. The effective maturity date reflects an assessment of when a bond is likely to be called by the issuer, or in the alternate, the bond’s stated maturity date (if it is not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre- refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2031. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature or are called, the proceeds are not reinvested. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 15, 2021, the first day of trading on the exchange) through August 31, 2022, on a market price basis, the Fund returned (15.86)%. On a net asset value (“NAV”) basis, the Fund returned (15.51)%. During the same time period, the Index returned (15.80)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the sampling methodology employed by the portfolio management team, which were partially offset by the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned (8.66)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Florida and most underweight in the state of New York during the fiscal period ended August 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the state of New York followed by the security selection from the state of California.

For the fiscal period ended August 31, 2022, the state of New York detracted most significantly from the Fund’s return, followed by the states of California and Florida, respectively. The state of South Carolina contributed most significantly to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2022, included Patriots Energy Group, 4.00% coupon, due 06/01/2051, (no longer held at fiscal year-end) and Wisconsin (State of), 5.00% coupon, due 05/01/2031, (portfolio average weight of 0.62%). Positions that detracted the most from the Fund’s return during this period included San Diego (County of), CA Regional Airport Authority, 5.00% coupon, due 07/01/2051, (portfolio average weight of 2.06%) and New York (City of), NY Transitional Finance Authority, 5.00% coupon, due 11/01/2034 (portfolio average weight of 2.18%).

85

Invesco BulletShares 2031 Municipal Bond ETF (BSMV) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Sales Tax Revenue	16.87
Ad Valorem Property Tax	14.83
General Fund	10.10
Electric Power Revenue	9.05
Water Revenue	8.80
Miscellaneous Revenue	6.00
Lease Revenue	5.32
Highway Tolls Revenue	5.31
Income Tax Revenue	4.97
Port, Airport & Marina Revenue	4.85
College & University Revenue	3.91
Appropriations	3.28
Revenue Types Each Less Than 3%	5.16
Other Assets Less Liabilities	1.55

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2022
Security
Massachusetts (Commonwealth of), Series 2021 A, Ref. RB, 5.00%, 06/01/2042	3.12
North Texas Tollway Authority, Series 2021 B, RB, 4.00%, 01/01/2034	2.64
Nassau County Interim Finance Authority, Series 2021 A, Ref. RB, 4.00%, 11/15/2034	2.57
Maryland (State of) (Bid Group 2), Series 2021 A, GO Bonds, 5.00%, 03/01/2035	2.32
Cook (County of), IL, Series 2021 A, Ref. GO Bonds, 5.00%, 11/15/2031	2.30
Los Angeles (City of), CA Department of Water & Power, Series 2021 B, Ref. RB, 5.00%, 07/01/2037	2.28
Washington (State of) (Bid Group 1), Series 2021 C, GO Bonds, 5.00%, 02/01/2037	2.25
Snohomish (County of), WA Public Utility District No. 1, Series 2021 A, RB, 5.00%, 12/01/2046	2.23
Intermountain Power Agency, Series 2022 A, Ref. RB, 5.00%, 07/01/2045	2.20
New Jersey (State of), Series 2020 A, GO Bonds, 4.00%, 06/01/2031	2.19
Total	24.10

86

Invesco BulletShares 2031 Municipal Bond ETF (BSMV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

Fund Inception
Index	Cumulative
Invesco BulletShares® Municipal Bond 2031 Index	(15.80)%
Bloomberg Municipal Bond Index	(8.66)
Fund
NAV Return	(15.51)
Market Price Return	(15.86)

Fund Inception: September 15, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

87

BSBE	Management’s Discussion of Fund Performance
Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

As an index fund, the Invesco BulletShares 2022 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index (the “Emerging Markets 2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2022 Index is designed to represent the performance of a portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2022. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (5.62)%. On a net asset value (“NAV”) basis, the Fund returned (5.43)%. During the same time period, the Index returned (6.90)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the sampling methodology employed by the portfolio management team, which were partially offset by the fees and operating expenses that the Fund incurred during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned (18.82)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of United States and most underweight in the country of China during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the country of United States contributed most significantly to the Fund’s return, followed by the countries of Turkey and Cayman Islands, respectively. The country of Luxembourg detracted most significantly from the Fund’s return, followed by the countries of Ireland and Russia, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included North Queensland Export Terminal Pty. Ltd., 4.45% coupon, due 12/15/2022, a transportation infrastructure company (portfolio average weight of 0.6%) and Turkey Government International Bond, 6.25% coupon, due 09/26/2022, a sovereign credit (portfolio average weight of 1.73%). Positions that detracted most significantly from the Fund’s return during the period included Severstal OAO Via Steel Capital S.A., 5.90% coupon, due 10/17/2022, a metals & mining company (portfolio average weight of 0.36%) and Severstal OAO Via Steel Capital S.A., 5.90% coupon, due 10/17/2022, a metals & mining company (portfolio average weight of 0.34%).

As an emerging markets fund, the Fund had exposure to Russian securities with a weight of about 1.60% upon Russia’s invasion of the Ukraine (as of February 24, 2022). United States federal sanctions implemented as a response to the invasion have prohibited the buying and selling of all Russian securities. Russian securities held in the Fund’s portfolio are currently valued at zero.

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	20.51
Sovereign Debt	7.74
Sector Types Each Less Than 3%	8.21
Money Market Funds Plus Other Assets Less Liabilities	63.54

88

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Abu Dhabi Government International Bond, 2.50%, 10/11/2022	2.98
Banco Santander (Mexico) S.A., Institucion de Banca Multiple, Grupo Financiero Santander, 4.13%, 11/09/2022	1.79
PTT Global Chemical PCL, 4.25%, 09/19/2022	1.79
Grupo Aval Ltd., 4.75%, 09/26/2022	1.49
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB, 4.63%, 09/26/2022	1.20
Turkey Government International Bond, 6.25%, 09/26/2022	1.19
Perusahaan Penerbit SBSN Indonesia III, 3.30%, 11/21/2022	1.19
Perusahaan Penerbit SBSN Indonesia III, 3.30%, 11/21/2022	1.19
Emirates NBD Bank PJSC, 3.25%, 11/14/2022	1.19
Bangkok Bank PCL, 3.88%, 09/27/2022	1.19
Total	15.20

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index	(6.90)%	(0.57)%	(1.71)%	1.69%	6.78%
JP Morgan Emerging Market Bond Global Index	(18.82)	(4.24)	(12.18)	(0.33)	(1.27)
Fund
NAV Return	(5.43)	0.21	0.63	2.27	9.14
Market Price Return	(5.62)	0.13	0.39	2.20	8.86

89

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE) (continued)

Fund Inception: October 4, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

90

BSCE	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

As an index fund, the Invesco BulletShares 2023 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index (the “Emerging Markets 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2023 Index is designed to represent the performance of a portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (9.43)%. On a net asset value (“NAV”) basis, the Fund returned (9.14)%. During the same time period, the Index returned (11.84)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the sampling methodology employed by the portfolio management team, which were partially offset by the fees and operating expenses that the Fund incurred during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned (18.82)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of Virgin Islands (British) and most underweight in the country of Mauritius during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the country of Turkey contributed most significantly to the Fund’s return, followed by the countries of India and United States, respectively. The country of Russian detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Roenesans Gayrimenkul Yatirim A.S., 7.25% coupon, due 04/26/2023, a construction & engineering company (portfolio average weight of 0.58%) and IIFL Finance Ltd., 5.88% coupon, due 04/20/2023, a thrifts & mortgage finance company (portfolio average weight of 1.06%). Positions that detracted most significantly from the Fund’s return during the period were Mobile Telesystems OJSC Via MTS International Funding DAC, 5.00% coupon, due 05/30/2023, a wireless telecommunication company (portfolio average weight of 0.20%) and Vnesheconombank Via VEB Finance PLC, 5.94% coupon, due 11/21/2023, a foreign agencies company (portfolio average weight of 0.82%).

As an emerging markets fund, the Fund had exposure to Russian securities with a weight of about 2.0% upon Russia’s invasion of the Ukraine (as of February 24, 2022). United States federal sanctions implemented as a response to the invasion have prohibited the buying and selling of all Russian securities. Vnesheconombank Via VEB Finance PLC, 5.94% coupon, due 11/21/2023, a Russian security, held in the Fund’s portfolio is currently valued at zero.

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	43.27
Sovereign Debt	28.21
Energy	9.31
Materials	5.07
Utilities	4.86
Industrials	3.05
Sector Types Each Less Than 3%	4.98
Money Market Funds Plus Other Assets Less Liabilities	1.25

91

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
BDO Unibank, Inc., 2.95%, 03/06/2023	4.90
Qatar Government International Bond, 3.88%, 04/23/2023	3.07
SoQ Sukuk A QSC, 3.24%, 01/18/2023	1.84
Turkey Government International Bond, 7.25%, 12/23/2023	1.54
Perusahaan Penerbit SBSN Indonesia III, 3.75%, 03/01/2023	1.54
Hazine Mustesarligi Varlik Kiralama A.S., 5.00%, 04/06/2023	1.52
Republic of Poland Government International Bond, 3.00%, 03/17/2023	1.43
Asian Development Bank, 0.25%, 07/14/2023	1.30
Indian Oil Corp. Ltd., 5.75%, 08/01/2023	1.24
Itau Unibanco Holding S.A., 5.13%, 05/13/2023	1.23
Total	19.61

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index	(11.84)%	(2.27)%	(6.66)%	0.68%	2.69%
JP Morgan Emerging Market Bond Global Index	(18.82)	(4.24)	(12.18)	(0.33)	(1.27)
Fund
NAV Return	(9.14)	(0.71)	(2.11)	1.84	7.37
Market Price Return	(9.43)	(0.79)	(2.35)	1.74	6.99

92

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE) (continued)

Fund Inception: October 4, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

93

BSDE	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

As an index fund, the Invesco BulletShares 2024 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index (the “Emerging Markets 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2024 Index is designed to represent the performance of a portfolio of U.S. dollar- denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (5.13)%. On a net asset value (“NAV”) basis, the Fund returned (5.05)%. During the same time period, the Index returned (5.10)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the sampling methodology employed by the portfolio management team, which were partially offset by the fees and operating expenses that the Fund incurred during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned (18.82)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the market place, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of China and most underweight in the country of India during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2022, the country of Luxembourg contributed most significantly to the Fund’s return, followed by the countries of Saudi Arabia and Curacao, respectively. The country of Mexico detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Shriram Transport Finance Co. Ltd., 4.40% coupon, due 03/13/2024, a consumer finance company (portfolio average weight of 0.5%) and Saudi Arabian Oil Co., 2.88% coupon, due 04/16/2024, an oil, gas & consumable fuels company (portfolio average weight of 0.43%). Positions that detracted most significantly from the Fund’s return during the period included Egypt Government International Bond, 6.20% coupon, due 03/01/2024, a sovereign credit (portfolio average weight of 0.80%).) and Asian Development Bank, 1.50% coupon, due 10/18/2024, a banks company (portfolio average weight of 0.80).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	34.36
Sovereign Debt	30.34
Utilities	9.94
Energy	8.58
Communication Services	4.31
Industrials	3.76
Sector Types Each Less Than 3%	7.29
Money Market Funds Plus Other Assets Less Liabilities	1.42

94

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Saudi Arabian Oil Co., 2.88%, 04/16/2024	1.91
Saudi Electricity Global Sukuk Co.—3, 4.00%, 04/08/2024	1.71
Indonesia Government International Bond, 5.88%, 01/15/2024	1.50
Qatar Government International Bond, 3.38%, 03/14/2024	1.45
Abu Dhabi Government International Bond, 2.13%, 09/30/2024	1.42
Turkey Government International Bond, 5.75%, 03/22/2024	1.40
Turkey Government International Bond, 5.60%, 11/14/2024	1.35
Philippine Government International Bond, 4.20%, 01/21/2024	1.23
Hungary Government International Bond, 5.38%, 03/25/2024	1.22
Qatar Government International Bond, 3.38%, 03/14/2024	1.21
Total	14.40

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index	(5.10)%	1.35%	4.10%	3.94%	16.28%
JP Morgan Emerging Market Bond Global Index	(18.82)	(4.24)	(12.18)	(0.33)	(1.27)
Fund
NAV Return	(5.05)	0.55	1.66	3.21	13.12
Market Price Return	(5.13)	0.44	1.31	3.16	12.92

95

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE) (continued)

Fund Inception: October 4, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

96

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

97

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-66.59%
Aerospace & Defense-0.86%
General Dynamics Corp., 2.25%, 11/15/2022	$15,844,000	$15,821,681

Air Freight & Logistics-0.80%
United Parcel Service, Inc., 2.45%, 10/01/2022	14,755,000	14,742,571

Automobiles-2.36%
American Honda Finance Corp.
0.40%, 10/21/2022	8,222,000	8,194,940
2.60%, 11/16/2022	7,564,000	7,555,633
Toyota Motor Credit Corp.
2.15%, 09/08/2022	13,278,000	13,276,311
0.35%, 10/14/2022	14,642,000	14,599,093

		43,625,977

Banks-13.77%
Bank of Montreal (Canada)
2.35%, 09/11/2022	15,386,000	15,384,405
2.55%, 11/06/2022	16,076,000	16,061,732
Bank of Nova Scotia (The) (Canada), 2.45%, 09/19/2022	14,557,000	14,556,927
Barclays Bank PLC (United Kingdom), 7.63%, 11/21/2022	23,190,000	23,310,114
Citigroup, Inc., 2.70%, 10/27/2022	28,563,000	28,557,960
JPMorgan Chase & Co., 3.25%, 09/23/2022	44,257,000	44,265,906
KeyBank N.A., 2.30%, 09/14/2022	12,113,000	12,110,242
M&T Bank Corp., 3.65%, 12/06/2022	8,567,000	8,564,967
Mizuho Financial Group, Inc. (Japan), 2.60%, 09/11/2022	16,330,000	16,328,372
MUFG Union Bank N.A., 2.10%, 12/09/2022	11,790,000	11,748,690
NatWest Group PLC (United Kingdom), 6.13%, 12/15/2022	20,155,000	20,261,786
PNC Bank N.A., 2.70%, 11/01/2022	16,241,000	16,233,382
PNC Financial Services Group, Inc. (The), 2.85%, 11/09/2022(b)	7,992,000	7,989,759
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.78%, 10/18/2022	18,698,000	18,691,174

		254,065,416

Biotechnology-5.97%
AbbVie, Inc.
2.90%, 11/06/2022	48,000,000	47,966,972
3.20%, 11/06/2022	14,748,000	14,747,696
2.30%, 11/21/2022	47,563,000	47,470,646

		110,185,314

Capital Markets-3.05%
Deutsche Bank AG (Germany), 3.30%, 11/16/2022	17,209,000	17,181,103
Morgan Stanley, 4.88%, 11/01/2022	31,931,000	32,014,499
Nasdaq, Inc., 0.45%, 12/21/2022	7,098,000	7,028,910

		56,224,512

	Principal Amount	Value
Chemicals-0.90%
Celanese US Holdings LLC, 4.63%, 11/15/2022	$7,936,000	$7,942,291
Mosaic Co. (The), 3.25%, 11/15/2022	8,660,000	8,657,843

		16,600,134

Consumer Finance-1.38%
American Express Co., 2.65%, 12/02/2022	17,986,000	17,964,510
Discover Financial Services, 3.85%, 11/21/2022	7,563,000	7,571,256

		25,535,766

Electric Utilities-0.47%
ITC Holdings Corp., 2.70%, 11/15/2022 .	7,504,000	7,491,099
Oncor Electric Delivery Co. LLC, 7.00%, 09/01/2022	1,162,000	1,162,000

		8,653,099

Electrical Equipment-1.38%
Eaton Corp., 2.75%, 11/02/2022	25,417,000	25,398,972

Entertainment-1.19%
TWDC Enterprises 18 Corp., 2.35%, 12/01/2022	15,502,000	15,461,309
Walt Disney Co. (The), 1.65%, 09/01/2022	6,567,000	6,567,000

		22,028,309

Equity REITs-1.48%
MPT Operating Partnership L.P./MPT Finance Corp.
5.25%, 08/01/2026	5,497,000	5,278,784
5.00%, 10/15/2027	15,393,000	13,847,565
SL Green Operating Partnership L.P., 3.25%, 10/15/2022	8,282,000	8,266,017

		27,392,366

Food & Staples Retailing-1.03%
Walmart, Inc., 2.35%, 12/15/2022	19,002,000	18,957,096

Food Products-0.43%
General Mills, Inc., 2.60%, 10/12/2022	7,930,000	7,926,998

Health Care Equipment & Supplies-0.56%
DH Europe Finance II S.a.r.l., 2.05%, 11/15/2022	10,328,000	10,298,277

Health Care Providers & Services-4.90%
Centene Corp., 4.25%, 12/15/2027	27,455,000	26,111,902
CommonSpirit Health, 2.95%, 11/01/2022	7,502,000	7,497,286
CVS Health Corp., 2.75%, 12/01/2022	20,269,000	20,269,000
Elevance Health, Inc., 2.95%, 12/01/2022	12,173,000	12,153,085
Humana, Inc., 3.15%, 12/01/2022	9,598,000	9,594,779
UnitedHealth Group, Inc., 2.38%, 10/15/2022	14,863,000	14,856,080

		90,482,132

Hotels, Restaurants & Leisure-0.42%
Hyatt Hotels Corp., 1.80%, 10/01/2024	8,240,000	7,840,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)–(continued)

August 31, 2022

	Principal Amount	Value
Industrial Conglomerates-0.97%
General Electric Co.
3.15%, 09/07/2022	$8,000,000	$8,000,342
2.70%, 10/09/2022	9,840,000	9,834,085

		17,834,427

Insurance-1.32%
Aon Corp., 2.20%, 11/15/2022	8,420,000	8,398,519
Chubb INA Holdings, Inc., 2.88%, 11/03/2022	15,995,000	15,969,788

		24,368,307

Internet & Direct Marketing Retail-1.07%
Amazon.com, Inc., 2.50%, 11/29/2022	19,709,000	19,680,435

IT Services-3.79%
International Business Machines Corp., 2.88%, 11/09/2022	13,060,000	13,056,054
VeriSign, Inc., 4.75%, 07/15/2027	6,014,000	5,934,566
Visa, Inc.
2.15%, 09/15/2022	15,000,000	14,998,155
2.80%, 12/14/2022	36,022,000	35,990,676

		69,979,451

Machinery-2.26%
Caterpillar Financial Services Corp.
1.90%, 09/06/2022	10,723,000	10,721,646
1.95%, 11/18/2022	12,410,000	12,385,268
2.55%, 11/29/2022	9,113,000	9,101,681
John Deere Capital Corp., 2.15%, 09/08/2022	9,586,000	9,585,040

		41,793,635

Media-0.79%
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/2022	14,487,000	14,657,848

Multi-Utilities-1.58%
DTE Energy Co.
2.25%, 11/01/2022	7,490,000	7,478,587
Series H, 0.55%, 11/01/2022	11,250,000	11,199,003
Public Service Enterprise Group, Inc., 2.65%, 11/15/2022	10,577,000	10,564,401

		29,241,991

Oil, Gas & Consumable Fuels-2.53%
BP Capital Markets PLC (United Kingdom), 2.50%, 11/06/2022	14,755,000	14,735,745
Chevron Corp., 2.36%, 12/05/2022	31,947,000	31,948,345

		46,684,090

Pharmaceuticals-2.04%
Merck & Co., Inc., 2.40%, 09/15/2022	15,013,000	15,011,398
Novartis Capital Corp. (Switzerland), 2.40%, 09/21/2022	22,565,000	22,563,637

		37,575,035

	Principal Amount	Value
Professional Services-0.41%
Equifax, Inc., 3.30%, 12/15/2022	$7,561,000	$7,561,507

Semiconductors & Semiconductor Equipment-1.78%
Intel Corp., 2.70%, 12/15/2022	19,724,000	19,707,289
Microchip Technology, Inc., 4.25%, 09/01/2025	13,195,000	13,073,571

		32,780,860

Software-3.64%
Microsoft Corp.
2.65%, 11/03/2022	16,147,000	16,147,104
2.13%, 11/15/2022	11,062,000	11,042,353
Oracle Corp., 2.50%, 10/15/2022	40,058,000	40,017,117

		67,206,574

Technology Hardware, Storage & Peripherals-2.07%
Apple, Inc.
1.70%, 09/11/2022	16,684,000	16,679,999
2.10%, 09/12/2022	14,561,000	14,558,109
HP, Inc., 4.05%, 09/15/2022	6,915,000	6,918,005

		38,156,113

Tobacco-0.59%
Philip Morris International, Inc., 2.50%, 11/02/2022	10,998,000	10,984,232

Trading Companies & Distributors-0.42%
United Rentals North America, Inc., 3.88%, 11/15/2027	8,240,000	7,665,466

Wireless Telecommunication Services-0.38%
Vodafone Group PLC (United Kingdom), 2.50%, 09/26/2022	7,010,000	7,005,103

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,237,216,320)		1,228,953,876

U. S. Treasury Securities-31.87%
U. S. Treasury Bills-31.87%(c)
2.26%–2.41%, 10/20/2022	510,000,000	508,283,325
2.14%, 09/22/2022	80,000,000	79,904,194

Total U.S. Treasury Securities (Cost $588,272,687)		588,187,519

	Shares
Money Market Funds-0.71%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $13,104,346)	13,104,346	13,104,346

TOTAL INVESTMENTS IN SECURITIES-99.17% (Cost $1,838,593,353)		1,830,245,741

OTHER ASSETS LESS LIABILITIES-0.83%		15,225,820

NET ASSETS-100.00%		$1,845,471,561

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$16,446,920	$1,816,826,392	$(1,820,168,966)	$-	$-	$13,104,346	$651,066

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	20,174,801	34,707,555	(54,882,356)	-	-	-	1,537	*

Invesco Private Prime Fund	47,074,537	73,764,945	(120,830,834)	-	(8,648)	-	18,891	*

Total	$83,696,258	$1,925,298,892	$(1,995,882,156)	$-	$(8,648)	$13,104,346	$671,494

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.34%
Aerospace & Defense-2.43%
Boeing Co. (The)
1.17%, 02/04/2023	$10,500,000	$10,391,938
4.51%, 05/01/2023(b)	23,700,000	23,762,901
General Dynamics Corp.
3.38%, 05/15/2023	6,256,000	6,244,232
1.88%, 08/15/2023	3,936,000	3,870,700
Northrop Grumman Corp., 3.25%, 08/01/2023	8,263,000	8,213,754
Precision Castparts Corp., 2.50%, 01/15/2023	7,900,000	7,879,610

		60,363,135

Air Freight & Logistics-0.32%
United Parcel Service, Inc., 2.50%, 04/01/2023	7,897,000	7,848,845

Airlines-0.15%
Delta Air Lines, Inc., 3.80%, 04/19/2023(b)	3,733,000	3,702,181

Automobiles-6.55%
American Honda Finance Corp.
2.05%, 01/10/2023	5,905,000	5,879,987
1.95%, 05/10/2023(b)	6,694,000	6,601,664
0.88%, 07/07/2023	9,841,000	9,617,041
3.45%, 07/14/2023	3,937,000	3,931,882
0.65%, 09/08/2023(b)	5,900,000	5,723,211
General Motors Co.
4.88%, 10/02/2023	12,117,000	12,177,857
5.40%, 10/02/2023	7,871,000	7,955,097
General Motors Financial Co., Inc.
3.25%, 01/05/2023	6,694,000	6,685,238
3.70%, 05/09/2023	9,443,000	9,422,925
4.25%, 05/15/2023	5,900,000	5,904,982
4.15%, 06/19/2023	7,876,000	7,873,609
1.70%, 08/18/2023	9,839,000	9,592,045
Stellantis N.V., 5.25%, 04/15/2023	11,570,000	11,636,007
Toyota Motor Corp. (Japan), 3.42%, 07/20/2023(b)	5,900,000	5,894,654
Toyota Motor Credit Corp.
2.63%, 01/10/2023(b)	5,514,000	5,498,627
2.70%, 01/11/2023(b)	4,727,000	4,714,513
2.90%, 03/30/2023	13,772,000	13,729,528
0.40%, 04/06/2023(b)	7,870,000	7,740,321
0.50%, 08/14/2023(b)	11,021,000	10,695,823
1.35%, 08/25/2023	7,870,000	7,687,011
2.25%, 10/18/2023(b)	3,936,000	3,897,899

		162,859,921

Banks-17.16%
Banco Santander S.A. (Spain), 3.85%, 04/12/2023	9,900,000	9,885,416
Bank of America Corp.
3.30%, 01/11/2023	33,503,000	33,482,652
4.10%, 07/24/2023	15,799,000	15,834,568
Bank of Montreal (Canada), 0.45%, 12/08/2023(b)	7,104,000	6,817,952

	Principal Amount	Value
Banks-(continued)
Bank of Nova Scotia (The) (Canada), 0.40%, 09/15/2023(b)	$8,700,000	$8,397,621
Canadian Imperial Bank of Commerce (Canada), 3.50%, 09/13/2023(b)	7,901,000	7,885,620
Citigroup, Inc.
3.50%, 05/15/2023	9,841,000	9,804,969
3.88%, 10/25/2023(b)	7,700,000	7,727,165
Citizens Bank N.A., 3.70%, 03/29/2023	4,054,000	4,046,143
Comerica, Inc., 3.70%, 07/31/2023	6,700,000	6,694,267
Cooperatieve Rabobank U.A. (Netherlands)
2.75%, 01/10/2023	8,600,000	8,579,412
4.63%, 12/01/2023(b)	4,400,000	4,415,591
Fifth Third Bancorp, 1.63%, 05/05/2023	3,935,000	3,882,821
Fifth Third Bank N.A., 1.80%, 01/30/2023	5,185,000	5,143,314
HSBC Holdings PLC (United Kingdom), 3.60%, 05/25/2023	15,800,000	15,786,655
Huntington National Bank (The), 3.55%, 10/06/2023(b)	5,630,000	5,612,446
JPMorgan Chase & Co.
3.20%, 01/25/2023	21,705,000	21,687,666
3.38%, 05/01/2023	15,803,000	15,777,066
2.70%, 05/18/2023	15,746,000	15,662,822
KeyBank N.A.
3.38%, 03/07/2023	4,010,000	4,000,917
1.25%, 03/10/2023	5,540,000	5,465,319
M&T Bank Corp., 3.55%, 07/26/2023	4,000,000	3,998,809
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.46%, 03/02/2023	11,804,000	11,801,350
3.76%, 07/26/2023	17,000,000	16,985,121
2.53%, 09/13/2023(b)	4,002,000	3,944,719
Mizuho Financial Group, Inc. (Japan), 3.55%, 03/05/2023(b)	6,770,000	6,769,474
NatWest Group PLC (United Kingdom)
3.88%, 09/12/2023(b)	20,500,000	20,395,993
6.00%, 12/19/2023	11,000,000	11,175,117
PNC Bank N.A.
2.95%, 01/30/2023	5,800,000	5,792,093
3.50%, 06/08/2023	5,950,000	5,948,457
3.80%, 07/25/2023	5,850,000	5,846,107
Royal Bank of Canada (Canada), 0.50%, 10/26/2023(b)	9,841,000	9,496,495
Santander Holdings USA, Inc., 3.40%, 01/18/2023	7,905,000	7,882,802
Sumitomo Mitsui Banking Corp. (Japan)
3.00%, 01/18/2023	3,886,000	3,878,956
3.95%, 07/19/2023(b)	5,620,000	5,625,277
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.10%, 01/17/2023	11,804,000	11,789,252
3.75%, 07/19/2023(b)	5,906,000	5,902,886
Toronto-Dominion Bank (The) (Canada), 3.50%, 07/19/2023(b)	12,603,000	12,587,872

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2022

	Principal Amount	Value
Banks-(continued)
Truist Bank
3.00%, 02/02/2023	$4,000,000	$3,989,718
1.25%, 03/09/2023	9,910,000	9,798,713
2.75%, 05/01/2023	4,831,000	4,807,004
U.S. Bank N.A.
1.95%, 01/09/2023(b)	6,270,000	6,243,712
2.85%, 01/23/2023	5,800,000	5,789,808
3.40%, 07/24/2023	9,850,000	9,831,524
Wells Fargo & Co.
4.13%, 08/15/2023	11,776,000	11,792,986
Series M, 3.45%, 02/13/2023	8,243,000	8,221,262

		426,885,909

Beverages-1.67%
Diageo Capital PLC (United Kingdom)
2.63%, 04/29/2023	10,624,000	10,569,662
3.50%, 09/18/2023(b)	3,903,000	3,893,123
Keurig Dr Pepper, Inc., 3.13%, 12/15/2023	3,937,000	3,906,413
PepsiCo, Inc.
2.75%, 03/01/2023	9,843,000	9,820,612
0.75%, 05/01/2023	7,874,000	7,740,812
0.40%, 10/07/2023	5,907,000	5,720,110

		41,650,732

Biotechnology-1.59%
AbbVie, Inc., 2.85%, 05/14/2023	7,876,000	7,835,104
Amgen, Inc., 2.25%, 08/19/2023(b)	5,915,000	5,830,549
Gilead Sciences, Inc.
2.50%, 09/01/2023	5,903,000	5,832,748
0.75%, 09/29/2023	11,804,000	11,414,749
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/2023	8,853,000	8,740,104

		39,653,254

Capital Markets-8.49%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	5,901,000	5,909,709
Ares Capital Corp., 3.50%, 02/10/2023(b)	5,900,000	5,876,048
Bank of New York Mellon Corp. (The)
1.85%, 01/27/2023	5,901,000	5,869,838
2.95%, 01/29/2023	7,901,000	7,878,943
3.50%, 04/28/2023	5,904,000	5,909,186
3.45%, 08/11/2023	5,908,000	5,898,094
2.20%, 08/16/2023	9,841,000	9,711,056
0.35%, 12/07/2023	5,999,000	5,787,524
Charles Schwab Corp. (The), 2.65%, 01/25/2023	6,487,000	6,470,770
Credit Suisse AG (Switzerland)
1.00%, 05/05/2023	15,639,000	15,309,541
0.52%, 08/09/2023	10,980,000	10,587,561
Goldman Sachs Group, Inc. (The)
3.63%, 01/22/2023(b)	17,800,000	17,818,599
3.20%, 02/23/2023	13,800,000	13,778,301
0.52%, 03/08/2023	5,514,000	5,426,732
1.22%, 12/06/2023	15,000,000	14,493,235
Jefferies Financial Group, Inc., 5.50%, 10/18/2023	3,475,000	3,492,586

	Principal Amount	Value
Capital Markets-(continued)
Morgan Stanley
3.13%, 01/23/2023	$19,732,000	$19,707,921
3.75%, 02/25/2023	19,700,000	19,723,607
4.10%, 05/22/2023	15,800,000	15,785,512
State Street Corp.
3.10%, 05/15/2023	7,900,000	7,873,635
3.70%, 11/20/2023(b)	7,900,000	7,912,827

		211,221,225

Chemicals-0.89%
Ecolab, Inc., 0.90%, 12/15/2023	3,942,000	3,814,248
Linde, Inc., 2.70%, 02/21/2023(b)	3,936,000	3,924,928
LYB International Finance B.V., 4.00%, 07/15/2023	3,349,000	3,351,243
Mosaic Co. (The), 4.25%, 11/15/2023	7,084,000	7,094,948
Nutrien Ltd. (Canada), 1.90%, 05/13/2023	3,931,000	3,869,434

		22,054,801

Commercial Services & Supplies-0.16%
Waste Management, Inc., 2.40%, 05/15/2023(b)	3,939,000	3,903,570

Communications Equipment-0.40%
Cisco Systems, Inc.
2.60%, 02/28/2023(b)	3,999,000	3,981,893
2.20%, 09/20/2023(b)	6,128,000	6,049,421

		10,031,314

Construction Materials-0.22%
Martin Marietta Materials, Inc., 0.65%, 07/15/2023	5,515,000	5,353,671

Consumer Finance-3.06%
Ally Financial, Inc.
3.05%, 06/05/2023(b)	6,300,000	6,255,232
1.45%, 10/02/2023	9,504,000	9,222,072
American Express Co.
3.40%, 02/27/2023	12,603,000	12,596,168
0.75%, 11/03/2023	6,299,000	6,090,811
Capital One Bank USA N.A., 3.38%, 02/15/2023	11,340,000	11,317,183
Capital One Financial Corp.
3.20%, 01/30/2023	9,841,000	9,825,437
2.60%, 05/11/2023	7,900,000	7,845,053
3.50%, 06/15/2023	6,605,000	6,581,963
Discover Bank, 3.35%, 02/06/2023	6,300,000	6,285,339

		76,019,258

Diversified Financial Services-2.10%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.30%, 01/23/2023	4,732,000	4,713,077
4.13%, 07/03/2023	4,751,000	4,741,738
4.50%, 09/15/2023(b)	9,793,000	9,748,131
1.15%, 10/29/2023(b)	13,790,000	13,199,837
Berkshire Hathaway, Inc.
3.00%, 02/11/2023(b)	4,000,000	3,997,462
2.75%, 03/15/2023(b)	15,800,000	15,776,891

		52,177,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2022

	Principal Amount	Value
Electric Utilities-3.26%
Duke Energy Carolinas LLC
2.50%, 03/15/2023	$4,233,000	$4,213,039
3.05%, 03/15/2023(b)	3,731,000	3,716,401
Entergy Louisiana LLC, 0.62%, 11/17/2023(b)	8,233,000	7,970,052
Florida Power & Light Co., 2.75%, 06/01/2023	3,737,000	3,719,294
Georgia Power Co., Series A, 2.10%, 07/30/2023	5,437,000	5,343,345
NextEra Energy Capital Holdings, Inc., 0.65%, 03/01/2023	15,529,000	15,255,889
OGE Energy Corp., 0.70%, 05/26/2023	3,745,000	3,657,791
Oklahoma Gas and Electric Co., 0.55%, 05/26/2023	3,745,000	3,660,655
Pacific Gas and Electric Co.
4.25%, 08/01/2023(b)	3,796,000	3,780,431
1.70%, 11/15/2023	6,936,000	6,704,918
Southern California Edison Co., Series C, 3.50%, 10/01/2023	4,618,000	4,599,410
Southern Co. (The), 2.95%, 07/01/2023	9,662,000	9,595,273
Virginia Electric & Power Co., Series C, 2.75%, 03/15/2023	5,419,000	5,395,131
Xcel Energy, Inc., 0.50%, 10/15/2023	3,737,000	3,602,976

		81,214,605

Electrical Equipment-0.34%
Emerson Electric Co., 2.63%, 02/15/2023.	3,935,000	3,921,316
Rockwell Automation, Inc., 0.35%, 08/15/2023	4,706,000	4,561,834

		8,483,150

Energy Equipment & Services-0.86%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 1.23%, 12/15/2023	5,112,000	4,956,482
Halliburton Co., 3.50%, 08/01/2023	4,728,000	4,728,143
Schlumberger Investment S.A., 3.65%, 12/01/2023	11,805,000	11,805,201

		21,489,826

Entertainment-0.22%
RELX Capital, Inc. (United Kingdom), 3.50%, 03/16/2023	5,600,000	5,585,330

Equity REITs-1.29%
American Tower Corp.
3.50%, 01/31/2023	8,065,000	8,062,979
3.00%, 06/15/2023	5,506,000	5,459,828
Boston Properties L.P., 3.13%, 09/01/2023	4,000,000	3,962,676
Crown Castle, Inc., 3.15%, 07/15/2023	5,904,000	5,865,723
GLP Capital L.P./GLP Financing II, Inc., 5.38%, 11/01/2023	3,941,000	3,909,649
Simon Property Group L.P., 2.75%, 06/01/2023	4,800,000	4,768,016

		32,028,871

Food & Staples Retailing-1.75%
Kroger Co. (The), 3.85%, 08/01/2023	4,720,000	4,721,402
Walgreens Boots Alliance, Inc., 0.95%, 11/17/2023	6,688,000	6,457,742

	Principal Amount	Value
Food & Staples Retailing-(continued)
Walmart, Inc.
2.55%, 04/11/2023	$14,522,000	$14,438,131
3.40%, 06/26/2023	17,951,000	18,004,617

		43,621,892

Food Products-0.82%
Campbell Soup Co., 3.65%, 03/15/2023	4,461,000	4,457,916
Conagra Brands, Inc.
3.20%, 01/25/2023	3,846,000	3,835,777
0.50%, 08/11/2023	3,931,000	3,805,234
Hershey Co. (The), 3.38%, 05/15/2023(b)	3,935,000	3,926,691
Kellogg Co., 2.65%, 12/01/2023(b)	4,304,000	4,256,291

		20,281,909

Gas Utilities-1.04%
Atmos Energy Corp., 0.63%, 03/09/2023	8,660,000	8,511,006
CenterPoint Energy Resources Corp., 0.70%, 03/02/2023	5,600,000	5,518,649
National Fuel Gas Co., 3.75%, 03/01/2023	3,936,000	3,934,275
ONE Gas, Inc., 0.85%, 03/11/2023	7,900,000	7,781,138

		25,745,068

Health Care Equipment & Supplies-0.76%
Abbott Laboratories, 3.40%, 11/30/2023	8,265,000	8,260,625
Baxter International, Inc., 0.87%, 12/01/2023	6,300,000	6,062,166
Stryker Corp., 0.60%, 12/01/2023(b)	4,726,000	4,542,144

		18,864,935

Health Care Providers & Services-3.28%
Aetna, Inc., 2.80%, 06/15/2023	10,300,000	10,210,831
AmerisourceBergen Corp., 0.74%, 03/15/2023	7,857,000	7,741,226
Cardinal Health, Inc., 3.20%, 03/15/2023	4,333,000	4,325,301
Cigna Corp.
3.00%, 07/15/2023	6,698,000	6,652,242
3.75%, 07/15/2023	9,381,000	9,384,270
CVS Health Corp., 4.00%, 12/05/2023(b)	3,256,000	3,263,199
Elevance Health, Inc.
3.30%, 01/15/2023	7,872,000	7,862,485
0.45%, 03/15/2023	3,940,000	3,869,575
Humana, Inc., 0.65%, 08/03/2023(b)	11,900,000	11,556,915
UnitedHealth Group, Inc.
2.75%, 02/15/2023	5,000,000	4,987,083
2.88%, 03/15/2023	5,900,000	5,890,828
3.50%, 06/15/2023	5,900,000	5,898,759

		81,642,714

Hotels, Restaurants & Leisure-1.24%
Booking Holdings, Inc., 2.75%, 03/15/2023	4,060,000	4,053,678
Hyatt Hotels Corp., 1.30%, 10/01/2023(b)	5,442,000	5,279,810
McDonald’s Corp., 3.35%, 04/01/2023	7,875,000	7,859,418
Starbucks Corp.
3.10%, 03/01/2023	7,876,000	7,849,269
3.85%, 10/01/2023	5,899,000	5,908,480

		30,950,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2022

	Principal Amount	Value
Household Durables-0.53%
Mohawk Industries, Inc., 3.85%, 02/01/2023(b)	$4,724,000	$4,725,238
Newell Brands, Inc., 4.10%, 04/01/2023	8,569,000	8,548,006

		13,273,244

Household Products-0.47%
Colgate-Palmolive Co., 1.95%, 02/01/2023(b)	3,938,000	3,917,056
Procter & Gamble Co. (The), 3.10%, 08/15/2023(b)	7,868,000	7,838,516

		11,755,572

Industrial Conglomerates-0.55%
3M Co.
1.75%, 02/14/2023(b)	3,941,000	3,909,993
2.25%, 03/15/2023	5,117,000	5,077,708
General Electric Co., 3.10%, 01/09/2023(b)	4,807,000	4,797,902

		13,785,603

Insurance-0.79%
Allstate Corp. (The), 3.15%, 06/15/2023 .	3,938,000	3,925,236
Lincoln National Corp., 4.00%, 09/01/2023	4,000,000	4,004,563
Loews Corp., 2.63%, 05/15/2023	3,939,000	3,911,819
MetLife, Inc., Series D, 4.37%, 09/15/2023(b)	7,875,000	7,921,100

		19,762,718

Internet & Direct Marketing Retail-1.17%
Amazon.com, Inc.
2.40%, 02/22/2023	7,873,000	7,837,824
0.25%, 05/12/2023(b)	7,737,000	7,575,669
0.40%, 06/03/2023	7,868,000	7,684,704
eBay, Inc., 2.75%, 01/30/2023	5,906,000	5,884,333

		28,982,530

IT Services-1.07%
Fidelity National Information Services, Inc., 0.38%, 03/01/2023	6,000,000	5,905,827
Global Payments, Inc.
3.75%, 06/01/2023	4,400,000	4,395,883
4.00%, 06/01/2023	4,400,000	4,401,364
International Business Machines Corp., 3.38%, 08/01/2023(b)	11,967,000	11,930,328

		26,633,402

Life Sciences Tools & Services-0.72%
Illumina, Inc., 0.55%, 03/23/2023(b)	3,932,000	3,859,048
PerkinElmer, Inc., 0.55%, 09/15/2023	3,951,000	3,792,386
Thermo Fisher Scientific, Inc., 0.80%, 10/18/2023	10,624,000	10,291,752

		17,943,186

Machinery-3.13%
Caterpillar Financial Services Corp.
0.25%, 03/01/2023(b)	7,871,000	7,753,333
3.45%, 05/15/2023	3,939,000	3,938,887
0.65%, 07/07/2023(b)	7,873,000	7,684,934
0.45%, 09/14/2023(b)	7,875,000	7,628,128
3.75%, 11/24/2023(b)	3,945,000	3,955,820

	Principal Amount	Value
Machinery-(continued)
CNH Industrial Capital LLC, 1.95%, 07/02/2023	$4,727,000	$4,629,564
CNH Industrial N.V. (United Kingdom), 4.50%, 08/15/2023(b)	4,726,000	4,738,636
Cummins, Inc., 3.65%, 10/01/2023	3,927,000	3,938,011
John Deere Capital Corp.
2.70%, 01/06/2023(b)	3,936,000	3,931,868
0.25%, 01/17/2023	4,724,000	4,670,597
2.80%, 01/27/2023(b)	3,937,000	3,925,354
2.80%, 03/06/2023	7,872,000	7,858,783
1.20%, 04/06/2023	3,934,000	3,883,153
0.40%, 10/10/2023	3,931,000	3,797,700
Trane Technologies Global Holding Co. Ltd., 4.25%, 06/15/2023	5,515,000	5,532,750

		77,867,518

Media-0.58%
Discovery Communications LLC, 2.95%, 03/20/2023(b)	6,263,000	6,235,051
Time Warner Entertainment Co. L.P., 8.38%, 03/15/2023	7,872,000	8,064,415

		14,299,466

Metals & Mining-0.47%
Freeport-McMoRan, Inc., 3.88%, 03/15/2023	7,833,000	7,824,423
Reliance Steel & Aluminum Co., 4.50%, 04/15/2023	3,939,000	3,943,014

		11,767,437

Multiline Retail-0.28%
Dollar General Corp., 3.25%, 04/15/2023 .	7,089,000	7,066,178

Multi-Utilities-1.11%
Black Hills Corp., 4.25%, 11/30/2023	4,114,000	4,114,568
Consolidated Edison, Inc., Series A, 0.65%, 12/01/2023	5,066,000	4,872,763
Delmarva Power & Light Co., 3.50%, 11/15/2023(b)	4,034,000	4,025,888
Public Service Electric & Gas Co., 2.38%, 05/15/2023(b)	3,850,000	3,818,875
Public Service Enterprise Group, Inc., 0.84%, 11/08/2023	5,798,000	5,568,052
WEC Energy Group, Inc., 0.55%, 09/15/2023	5,438,000	5,253,324

		27,653,470

Oil, Gas & Consumable Fuels-8.10%
Canadian Natural Resources Ltd. (Canada), 2.95%, 01/15/2023	7,870,000	7,829,763
Chevron Corp., 1.14%, 05/11/2023	9,504,000	9,346,749
Chevron USA, Inc., 0.43%, 08/11/2023	3,932,000	3,822,054
Continental Resources, Inc., 4.50%, 04/15/2023	5,003,000	5,006,677
Enbridge, Inc. (Canada)
4.00%, 10/01/2023	6,298,000	6,283,819
0.55%, 10/04/2023	3,935,000	3,790,582
Energy Transfer L.P.
3.60%, 02/01/2023	6,297,000	6,290,189
Series 5Y, 4.20%, 09/15/2023	3,938,000	3,932,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2022

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Energy Transfer L.P./Regency Energy Finance Corp., 4.50%, 11/01/2023	$4,719,000	$4,719,652
Enterprise Products Operating LLC, 3.35%, 03/15/2023	9,840,000	9,825,149
EOG Resources, Inc., 2.63%, 03/15/2023	9,843,000	9,801,060
Exxon Mobil Corp.
2.73%, 03/01/2023	9,841,000	9,818,022
1.57%, 04/15/2023(b)	21,649,000	21,414,080
Kinder Morgan Energy Partners L.P.
3.45%, 02/15/2023	4,918,000	4,908,063
3.50%, 09/01/2023(b)	4,728,000	4,707,797
Kinder Morgan, Inc., 3.15%, 01/15/2023	7,870,000	7,855,067
MPLX L.P.
3.38%, 03/15/2023	3,902,000	3,900,081
4.50%, 07/15/2023	7,777,000	7,808,330
ONEOK, Inc., 7.50%, 09/01/2023	3,939,000	4,040,671
Phillips 66, 3.70%, 04/06/2023	3,902,000	3,902,744
Pioneer Natural Resources Co., 0.55%, 05/15/2023	5,903,000	5,764,780
Plains All American Pipeline L.P./PAA Finance Corp., 3.85%, 10/15/2023	5,509,000	5,490,188
Sabine Pass Liquefaction LLC, 5.63%, 04/15/2023	11,569,000	11,636,755
Shell International Finance B.V. (Netherlands), 0.38%, 09/15/2023(b)	7,871,000	7,613,012
TotalEnergies Capital Canada Ltd. (France), 2.75%, 07/15/2023	7,874,000	7,803,027
TotalEnergies Capital International S.A. (France), 2.70%, 01/25/2023	7,873,000	7,835,043
TransCanada PipeLines Ltd. (Canada), 3.75%, 10/16/2023	4,985,000	4,972,258
Williams Cos., Inc. (The)
3.70%, 01/15/2023	6,696,000	6,699,464
4.50%, 11/15/2023	4,719,000	4,734,637

		201,551,999

Personal Products-0.33%
Unilever Capital Corp. (United Kingdom)
3.13%, 03/22/2023	4,371,000	4,366,095
0.38%, 09/14/2023	3,933,000	3,805,644

		8,171,739

Pharmaceuticals-5.36%
AstraZeneca PLC (United Kingdom)
0.30%, 05/26/2023(b)	11,025,000	10,766,201
3.50%, 08/17/2023	6,785,000	6,774,229
Bristol-Myers Squibb Co.
3.25%, 11/01/2023	3,935,000	3,921,196
0.54%, 11/13/2023(b)	11,812,000	11,425,896
GlaxoSmithKline Capital PLC (United Kingdom), 0.53%, 10/01/2023	9,838,000	9,531,153
GlaxoSmithKline Capital, Inc. (United Kingdom), 2.80%, 03/18/2023	9,676,000	9,642,826
Johnson & Johnson
2.05%, 03/01/2023(b)	3,931,000	3,907,425
3.38%, 12/05/2023(b)	6,251,000	6,311,866
Merck & Co., Inc., 2.80%, 05/18/2023	13,776,000	13,711,289
Mylan, Inc., 4.20%, 11/29/2023(b)	3,939,000	3,939,026

	Principal Amount	Value
Pharmaceuticals-(continued)
Pfizer, Inc.
3.00%, 06/15/2023(b)	$7,871,000	$7,832,298
3.20%, 09/15/2023	7,869,000	7,841,507
Royalty Pharma PLC, 0.75%, 09/02/2023	7,873,000	7,590,242
Sanofi (France), 3.38%, 06/19/2023(b)	7,872,000	7,860,414
Takeda Pharmaceutical Co. Ltd. (Japan), 4.40%, 11/26/2023	11,688,000	11,714,137
Zoetis, Inc., 3.25%, 02/01/2023	10,626,000	10,617,243

		133,386,948

Professional Services-0.19%
Thomson Reuters Corp. (Canada), 4.30%, 11/23/2023	4,786,000	4,804,406

Road & Rail-0.88%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	5,909,000	5,889,721
3.85%, 09/01/2023	6,299,000	6,308,708
Norfolk Southern Corp., 2.90%, 02/15/2023	4,696,000	4,676,001
Union Pacific Corp., 3.50%, 06/08/2023	5,121,000	5,112,024

		21,986,454

Semiconductors & Semiconductor Equipment-1.32%
Microchip Technology, Inc., 2.67%, 09/01/2023	7,900,000	7,788,928
NVIDIA Corp., 0.31%, 06/15/2023	9,900,000	9,642,584
QUALCOMM, Inc., 2.60%, 01/30/2023	7,500,000	7,480,593
Skyworks Solutions, Inc., 0.90%, 06/01/2023	4,000,000	3,904,077
Texas Instruments, Inc., 2.25%, 05/01/2023	4,000,000	3,968,801

		32,784,983

Software-3.91%
Adobe, Inc., 1.70%, 02/01/2023	4,000,000	3,971,355
Intuit, Inc., 0.65%, 07/15/2023	3,931,000	3,833,522
Microsoft Corp.
2.38%, 05/01/2023	7,900,000	7,850,964
2.00%, 08/08/2023	11,859,000	11,693,625
3.63%, 12/15/2023(b)	11,900,000	11,935,089
Oracle Corp.
2.63%, 02/15/2023	9,900,000	9,855,556
3.63%, 07/15/2023(b)	7,900,000	7,879,988
2.40%, 09/15/2023(b)	19,700,000	19,365,112
Roper Technologies, Inc., 3.65%, 09/15/2023(b)	5,508,000	5,488,931
salesforce.com, inc., 3.25%, 04/11/2023	7,900,000	7,886,738
VMware, Inc., 0.60%, 08/15/2023	7,900,000	7,642,779

		97,403,659

Specialty Retail-1.26%
AutoZone, Inc., 3.13%, 07/15/2023	3,936,000	3,912,242
Dell International LLC/EMC Corp., 5.45%, 06/15/2023	7,800,000	7,882,945
Home Depot, Inc. (The), 2.70%, 04/01/2023	7,875,000	7,837,120
Leidos, Inc., 2.95%, 05/15/2023	4,000,000	3,964,718
Lowe’s Cos., Inc., 3.88%, 09/15/2023(b)	3,931,000	3,934,841
TJX Cos., Inc. (The), 2.50%, 05/15/2023	3,938,000	3,918,378

		31,450,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2022

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-3.78%
Apple, Inc.
2.40%, 01/13/2023	$6,000,000	$5,985,558
2.85%, 02/23/2023	11,800,000	11,780,673
2.40%, 05/03/2023	43,300,000	43,018,099
0.75%, 05/11/2023	15,800,000	15,518,158
Hewlett Packard Enterprise Co.
2.25%, 04/01/2023	7,983,000	7,915,249
4.45%, 10/02/2023	9,869,000	9,910,335

		94,128,072

Textiles, Apparel & Luxury Goods-0.16%
NIKE, Inc., 2.25%, 05/01/2023(b)	3,942,000	3,914,356

Tobacco-0.93%
Philip Morris International, Inc.
2.63%, 03/06/2023	4,790,000	4,768,061
1.13%, 05/01/2023	5,901,000	5,803,709
2.13%, 05/10/2023	4,210,000	4,168,882
3.60%, 11/15/2023(b)	3,939,000	3,932,937
Reynolds American, Inc. (United Kingdom), 4.85%, 09/15/2023(b)	4,329,000	4,356,284

		23,029,873

Trading Companies & Distributors-0.58%
Air Lease Corp.
2.75%, 01/15/2023	4,726,000	4,710,767
3.88%, 07/03/2023	3,934,000	3,922,910
3.00%, 09/15/2023	5,908,000	5,828,944

		14,462,621

Wireless Telecommunication Services-0.62%
Rogers Communications, Inc. (Canada)
3.00%, 03/15/2023(b)	3,940,000	3,923,907
4.10%, 10/01/2023(b)	6,694,000	6,697,528
Vodafone Group PLC (United Kingdom), 2.95%, 02/19/2023	4,907,000	4,895,043

		15,516,478

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,483,225,151)		2,447,016,063

	Shares	Value
Money Market Funds-0.96%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $23,958,894)	23,958,894	$23,958,894

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.30% (Cost $2,507,184,045)		2,470,974,957

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.95%
Invesco Private Government Fund, 2.29%(c)(d)(e)	20,560,182	20,560,182
Invesco Private Prime Fund, 2.37%(c)(d)(e) .	52,863,754	52,869,041

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $73,425,626)		73,429,223

TOTAL INVESTMENTS IN SECURITIES-102.25% (Cost $2,580,609,671)		2,544,404,180
OTHER ASSETS LESS LIABILITIES-(2.25)%		(56,073,100)

NET ASSETS-100.00%		$2,488,331,080

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,935,360	$400,232,293	$(378,208,759)	$-	$-	$23,958,894	$86,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$19,982,947	$79,541,987	$(78,964,752)	$-	$-	$20,560,182	$100,382	*

Invesco Private Prime Fund	46,626,878	137,762,444	(131,506,681)	3,597	(17,197)	52,869,041	290,108	*

Total	$68,545,185	$617,536,724	$(588,680,192)	$3,597	$(17,197)	$97,388,117	$476,663

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.96%
Aerospace & Defense-1.75%
Boeing Co. (The)
1.95%, 02/01/2024(b)	$10,642,000	$10,305,633
1.43%, 02/04/2024(b)	31,927,000	30,632,343
General Dynamics Corp., 2.38%, 11/15/2024	5,416,000	5,260,377
Howmet Aerospace, Inc., 5.13%, 10/01/2024(b)	11,594,000	11,538,349

		57,736,702

Air Freight & Logistics-0.16%
United Parcel Service, Inc., 2.80%, 11/15/2024	5,480,000	5,412,611

Airlines-0.27%
Delta Air Lines, Inc., 2.90%, 10/28/2024(b)	9,580,000	8,995,620

Auto Components-0.24%
Magna International, Inc. (Canada), 3.63%, 06/15/2024	7,978,000	7,916,910

Automobiles-4.60%
American Honda Finance Corp.
2.90%, 02/16/2024	5,476,000	5,405,760
2.40%, 06/27/2024	5,323,000	5,196,345
0.55%, 07/12/2024(b)	9,844,000	9,280,092
0.75%, 08/09/2024(b)	10,954,000	10,333,480
2.15%, 09/10/2024	8,219,000	7,952,332
General Motors Financial Co., Inc.
1.05%, 03/08/2024(b)	9,316,000	8,849,295
3.95%, 04/13/2024	13,304,000	13,212,843
1.20%, 10/15/2024	9,046,000	8,464,632
3.50%, 11/07/2024	8,190,000	8,032,198
PACCAR Financial Corp., 3.15%, 06/13/2024	5,320,000	5,241,319
Toyota Motor Corp. (Japan)
0.68%, 03/25/2024(b)	13,304,000	12,705,011
2.36%, 07/02/2024(b)	5,316,000	5,193,174
Toyota Motor Credit Corp.
0.45%, 01/11/2024(b)	10,642,000	10,197,021
2.50%, 03/22/2024(b)	12,766,000	12,533,859
2.90%, 04/17/2024	5,476,000	5,411,008
0.50%, 06/18/2024	9,046,000	8,555,989
0.63%, 09/13/2024	10,642,000	10,001,102
2.00%, 10/07/2024(b)	5,479,000	5,274,509

		151,839,969

Banks-16.72%
Banco Santander S.A. (Spain), 3.89%, 05/24/2024(b)	16,318,000	16,167,706
Bank of America Corp.
4.13%, 01/22/2024	26,607,000	26,712,340
4.00%, 04/01/2024(b)	25,002,000	25,060,547
4.20%, 08/26/2024	31,920,000	31,892,595
Bank of Montreal (Canada), 2.15%, 03/08/2024(b)	13,305,000	12,976,854
Bank of Nova Scotia (The) (Canada), 2.44%, 03/11/2024	9,860,000	9,650,578

	Principal Amount	Value
Banks-(continued)
Barclays Bank PLC (United Kingdom), 3.75%, 05/15/2024	$6,480,000	$6,434,749
Barclays PLC (United Kingdom), 4.38%, 09/11/2024(b)	13,700,000	13,535,864
BNP Paribas S.A. (France), 4.25%, 10/15/2024	10,960,000	10,937,928
BPCE S.A. (France), 4.00%, 04/15/2024(b)	16,100,000	16,036,719
Canadian Imperial Bank of Commerce (Canada), 1.00%, 10/18/2024(b)	7,041,000	6,586,248
Citigroup, Inc.
3.75%, 06/16/2024(b)	6,633,000	6,631,945
4.00%, 08/05/2024	8,219,000	8,197,533
Cooperatieve Rabobank U.A. (Netherlands), 0.38%, 01/12/2024(b)	8,250,000	7,865,773
Fifth Third Bancorp, 4.30%, 01/16/2024(b)	8,219,000	8,237,951
HSBC Holdings PLC (United Kingdom), 4.25%, 03/14/2024	21,920,000	21,874,714
HSBC USA, Inc.
3.75%, 05/24/2024(b)	10,960,000	10,901,383
3.50%, 06/23/2024	7,990,000	7,917,627
Intesa Sanpaolo S.p.A. (Italy), 5.25%, 01/12/2024(b)	7,104,000	7,110,418
JPMorgan Chase & Co.
3.88%, 02/01/2024	16,648,000	16,726,997
3.63%, 05/13/2024(b)	21,917,000	21,886,470
3.88%, 09/10/2024(b)	31,925,000	31,810,794
Lloyds Banking Group PLC (United Kingdom), 4.50%, 11/04/2024(b)	10,880,000	10,830,681
Mitsubishi UFJ Financial Group, Inc. (Japan), 2.80%, 07/18/2024(b)	10,981,000	10,694,150
National Bank of Canada (Canada), 0.75%, 08/06/2024(b)	5,600,000	5,232,130
NatWest Group PLC (United Kingdom), 5.13%, 05/28/2024	9,324,000	9,331,945
PNC Bank N.A.
2.50%, 08/27/2024	6,600,000	6,431,045
3.30%, 10/30/2024(b)	5,555,000	5,468,915
PNC Financial Services Group, Inc. (The)
3.90%, 04/29/2024(b)	8,224,000	8,235,363
2.20%, 11/01/2024(b)	7,121,000	6,891,958
Royal Bank of Canada (Canada), 0.65%, 07/29/2024(b)	9,316,000	8,750,334
Santander UK PLC (United Kingdom), 4.00%, 03/13/2024	10,961,000	10,961,531
Sumitomo Mitsui Banking Corp. (Japan)
3.95%, 01/10/2024	5,452,000	5,445,868
3.40%, 07/11/2024(b)	5,383,000	5,299,126
Sumitomo Mitsui Financial Group, Inc. (Japan)
0.51%, 01/12/2024	5,440,000	5,188,644
2.70%, 07/16/2024	21,500,000	20,864,851
2.45%, 09/27/2024	11,010,000	10,598,424
Toronto-Dominion Bank (The) (Canada)
2.35%, 03/08/2024	16,440,000	16,068,029
1.25%, 12/13/2024(b)	5,409,000	5,095,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2022

	Principal Amount	Value
Banks-(continued)
Truist Bank, 2.15%, 12/06/2024(b)	$13,710,000	$13,154,146
Truist Financial Corp., 2.85%, 10/26/2024(b)	10,962,000	10,782,608
U.S. Bancorp, 3.60%, 09/11/2024	10,642,000	10,620,199
US Bancorp, 3.70%, 01/30/2024(b)	8,220,000	8,237,509
Wells Fargo & Co.
4.48%, 01/16/2024	7,923,000	7,981,140
3.30%, 09/09/2024(b)	24,656,000	24,370,670

		551,688,390

Beverages-1.47%
Coca-Cola Co. (The), 1.75%, 09/06/2024(b)	10,962,000	10,637,322
Constellation Brands, Inc., 3.60%, 05/09/2024	6,020,000	5,982,513
Diageo Capital PLC (United Kingdom), 2.13%, 10/24/2024(b)	6,500,000	6,293,961
Keurig Dr Pepper, Inc., 0.75%, 03/15/2024(b)	12,417,000	11,811,854
PepsiCo, Inc., 3.60%, 03/01/2024	13,694,000	13,717,102

		48,442,752

Biotechnology-2.21%
AbbVie, Inc., 2.60%, 11/21/2024	40,729,000	39,393,566
Amgen, Inc., 3.63%, 05/22/2024	14,902,000	14,855,788
Gilead Sciences, Inc., 3.70%, 04/01/2024 .	18,620,000	18,596,786

		72,846,140

Capital Markets-9.54%
Ameriprise Financial, Inc., 3.70%, 10/15/2024	6,100,000	6,075,992
Bank of New York Mellon Corp. (The)
0.50%, 04/26/2024	6,573,000	6,253,709
3.40%, 05/15/2024(b)	5,416,000	5,392,161
3.25%, 09/11/2024	5,413,000	5,379,187
2.10%, 10/24/2024	10,962,000	10,629,685
Series 12, 3.65%, 02/04/2024	8,219,000	8,220,593
Series J, 0.85%, 10/25/2024	7,674,000	7,217,123
BlackRock, Inc., 3.50%, 03/18/2024	11,180,000	11,160,200
Brookfield Finance, Inc. (Canada), 4.00%, 04/01/2024(b)	8,480,000	8,456,290
Charles Schwab Corp. (The), 0.75%, 03/18/2024(b)	16,600,000	15,913,828
Credit Suisse AG (Switzerland)
0.50%, 02/02/2024	11,070,000	10,438,273
3.63%, 09/09/2024	32,630,000	31,870,111
Deutsche Bank AG (Germany)
3.70%, 05/30/2024(b)	8,330,000	8,214,715
3.70%, 05/30/2024	8,537,000	8,446,199
FS KKR Capital Corp., 1.65%, 10/12/2024	5,450,000	5,027,453
Goldman Sachs Group, Inc. (The)
4.00%, 03/03/2024(b)	31,927,000	31,941,716
3.00%, 03/15/2024	24,479,000	24,099,556
3.85%, 07/08/2024(b)	24,654,000	24,561,674
Moody’s Corp., 4.88%, 02/15/2024(b)	5,480,000	5,545,948
Morgan Stanley
3.70%, 10/23/2024(b)	31,927,000	31,727,487
Series F, 3.88%, 04/29/2024	31,927,000	31,877,301

	Principal Amount	Value
Capital Markets-(continued)
State Street Corp., 3.30%, 12/16/2024(b)	$10,799,000	$10,717,066
Stifel Financial Corp., 4.25%, 07/18/2024	5,497,000	5,493,968

		314,660,235

Chemicals-1.10%
Celanese US Holdings LLC, 5.90%, 07/05/2024	21,920,000	22,102,145
LyondellBasell Industries N.V., 5.75%, 04/15/2024(b)	8,510,000	8,704,555
Sherwin-Williams Co. (The), 3.13%, 06/01/2024	5,476,000	5,405,282

		36,211,982

Communications Equipment-0.33%
Cisco Systems, Inc., 3.63%, 03/04/2024	10,962,000	10,997,267

Construction & Engineering-0.16%
Quanta Services, Inc., 0.95%, 10/01/2024	5,480,000	5,131,558

Consumer Finance-2.69%
Ally Financial, Inc., 5.13%, 09/30/2024	7,676,000	7,780,244
American Express Co.
3.38%, 05/03/2024(b)	21,920,000	21,687,977
3.00%, 10/30/2024	18,080,000	17,757,526
3.63%, 12/05/2024	6,571,000	6,536,339
Capital One Financial Corp., 3.75%, 04/24/2024	8,219,000	8,178,539
Discover Bank, 2.45%, 09/12/2024	8,210,000	7,892,103
Discover Financial Services, 3.95%, 11/06/2024	5,410,000	5,361,254
Synchrony Financial, 4.25%, 08/15/2024	13,701,000	13,556,030

		88,750,012

Containers & Packaging-0.24%
Berry Global, Inc., 0.95%, 02/15/2024(b)	8,517,000	8,071,548

Diversified Financial Services-2.13%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.15%, 02/15/2024	9,580,000	9,295,646
1.65%, 10/29/2024	35,620,000	32,981,057
Series 3NC1, 1.75%, 10/29/2024	10,980,000	10,171,992
MidAmerican Energy Co., 3.50%, 10/15/2024	5,373,000	5,352,847
National Rural Utilities Cooperative Finance Corp., 0.35%, 02/08/2024	5,479,000	5,225,604
ORIX Corp. (Japan), 3.25%, 12/04/2024	7,520,000	7,366,706

		70,393,852

Diversified Telecommunication Services-1.60%
AT&T, Inc., 0.90%, 03/25/2024(b)	24,656,000	23,565,108
Bell Canada (Canada), Series US-3, 0.75%, 03/17/2024(b)	6,574,000	6,260,028
Verizon Communications, Inc.
0.75%, 03/22/2024	10,950,000	10,454,871
3.50%, 11/01/2024(b)	12,725,000	12,618,120

		52,898,127

Electric Utilities-3.19%
Avangrid, Inc., 3.15%, 12/01/2024	6,381,000	6,207,254
Duke Energy Corp., 3.75%, 04/15/2024	10,952,000	10,910,606
Edison International, 3.55%, 11/15/2024	5,321,000	5,207,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2022

	Principal Amount	Value
Electric Utilities-(continued)
Entergy Louisiana LLC, 0.95%, 10/01/2024	$10,962,000	$10,312,394
Evergy, Inc., 2.45%, 09/15/2024	8,767,000	8,459,084
Eversource Energy, 4.20%, 06/27/2024	9,580,000	9,580,661
Florida Power & Light Co., 3.25%, 06/01/2024(b)	5,465,000	5,431,427
Interstate Power and Light Co., 3.25%, 12/01/2024	5,986,000	5,880,613
NextEra Energy Capital Holdings, Inc.
2.94%, 03/21/2024(b)	11,709,000	11,515,585
4.20%, 06/20/2024	7,980,000	7,988,073
Pacific Gas and Electric Co., 3.25%, 02/16/2024	10,642,000	10,418,461
Southern California Edison Co., 1.10%, 04/01/2024	7,450,000	7,095,331
Southern Co. (The), Series 21-A, 0.60%, 02/26/2024(b)	6,573,000	6,242,218

		105,248,779

Electronic Equipment, Instruments & Components-0.55%
Arrow Electronics, Inc., 3.25%, 09/08/2024	5,466,000	5,348,151
CDW LLC/CDW Finance Corp., 5.50%, 12/01/2024	6,227,000	6,380,589
Keysight Technologies, Inc., 4.55%, 10/30/2024	6,448,000	6,491,056

		18,219,796

Entertainment-0.81%
Take-Two Interactive Software, Inc., 3.30%, 03/28/2024(b)	10,962,000	10,818,051
Walt Disney Co. (The), 1.75%, 08/30/2024(b)	16,437,000	15,796,933

		26,614,984

Equity REITs-2.09%
American Tower Corp.
0.60%, 01/15/2024	5,481,000	5,218,369
5.00%, 02/15/2024	10,962,000	11,079,258
Boston Properties L.P., 3.80%, 02/01/2024	7,450,000	7,403,029
Brixmor Operating Partnership L.P., 3.65%, 06/15/2024	5,320,000	5,200,193
Crown Castle, Inc., 3.20%, 09/01/2024(b).	8,222,000	8,096,996
Simon Property Group L.P.
3.75%, 02/01/2024	6,575,000	6,558,939
2.00%, 09/13/2024	10,962,000	10,576,580
3.38%, 10/01/2024	9,574,000	9,474,996
W.P. Carey, Inc., 4.60%, 04/01/2024	5,316,000	5,335,394

		68,943,754

Food & Staples Retailing-1.56%
Costco Wholesale Corp., 2.75%, 05/18/2024	10,962,000	10,877,209
Kroger Co. (The), 4.00%, 02/01/2024	5,320,000	5,337,317
Walgreens Boots Alliance, Inc., 3.80%, 11/18/2024	12,313,000	12,259,524

	Principal Amount	Value
Food & Staples Retailing-(continued)
Walmart, Inc.
3.30%, 04/22/2024	$16,437,000	$16,378,613
2.65%, 12/15/2024(b)	6,704,000	6,585,433

		51,438,096

Food Products-1.26%
General Mills, Inc., 3.65%, 02/15/2024(b)	5,319,000	5,308,056
Hormel Foods Corp., 0.65%, 06/03/2024	10,413,000	9,904,191
McCormick & Co., Inc., 3.15%, 08/15/2024	7,670,000	7,556,805
Mondelez International, Inc., 2.13%, 03/17/2024(b)	5,319,000	5,180,364
Tyson Foods, Inc., 3.95%, 08/15/2024	13,574,000	13,540,801

		41,490,217

Gas Utilities-0.58%
Eastern Energy Gas Holdings LLC, Series A, 2.50%, 11/15/2024	6,571,000	6,331,725
ONE Gas, Inc., 1.10%, 03/11/2024	7,673,000	7,388,806
Southern California Gas Co., 3.15%, 09/15/2024	5,479,000	5,430,827

		19,151,358

Health Care Equipment & Supplies-1.74%
Baxter International, Inc., 1.32%, 11/29/2024	15,178,000	14,333,804
Becton, Dickinson and Co.
3.36%, 06/06/2024(b)	10,930,000	10,812,612
3.73%, 12/15/2024(b)	9,585,000	9,510,120
DH Europe Finance II S.a.r.l., 2.20%, 11/15/2024	7,642,000	7,358,552
Stryker Corp., 3.38%, 05/15/2024	6,579,000	6,533,743
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/2024(b)	9,316,000	8,753,039

		57,301,870

Health Care Providers & Services-3.68%
Aetna, Inc., 3.50%, 11/15/2024(b)	7,981,000	7,884,450
AmerisourceBergen Corp., 3.40%, 05/15/2024(b)	5,483,000	5,420,005
Cardinal Health, Inc., 3.08%, 06/15/2024	7,979,000	7,829,916
Cigna Corp. 0.61%, 03/15/2024	5,476,000	5,224,021
3.50%, 06/15/2024	7,594,000	7,541,749
CommonSpirit Health, 2.76%, 10/01/2024	8,440,000	8,184,394
CVS Health Corp., 3.38%, 08/12/2024	6,989,000	6,921,809
Elevance Health, Inc.
3.50%, 08/15/2024	8,517,000	8,424,762
3.35%, 12/01/2024	9,190,000	9,063,514
HCA, Inc., 5.00%, 03/15/2024	21,914,000	22,077,768
Humana, Inc., 3.85%, 10/01/2024	6,428,000	6,401,150
Laboratory Corp. of America Holdings, 3.25%, 09/01/2024	6,383,000	6,273,140
McKesson Corp., 3.80%, 03/15/2024	10,057,000	10,053,069
UnitedHealth Group, Inc., 0.55%, 05/15/2024(b)	10,643,000	10,132,591

		121,432,338

Hotels, Restaurants & Leisure-0.16%
McDonald’s Corp., 3.25%, 06/10/2024(b)	5,482,000	5,437,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2022

	Principal Amount	Value
Household Durables-0.37%
D.R. Horton, Inc., 2.50%, 10/15/2024	$5,476,000	$5,282,389
Lennar Corp., 4.50%, 04/30/2024	7,073,000	7,085,131

		12,367,520

Household Products-0.16%
Colgate-Palmolive Co., 3.25%, 03/15/2024	5,265,000	5,243,272

Insurance-1.89%
Aflac, Inc., 3.63%, 11/15/2024	8,109,000	8,091,573
American International Group, Inc., 4.13%, 02/15/2024(b)	4,891,000	4,909,767
Aon Global Ltd., 3.50%, 06/14/2024	6,389,000	6,331,059
Brown & Brown, Inc., 4.20%, 09/15/2024(b)	5,395,000	5,361,665
Chubb INA Holdings, Inc., 3.35%, 05/15/2024(b)	7,450,000	7,408,918
CNA Financial Corp., 3.95%, 05/15/2024	5,950,000	5,936,749
Marsh & McLennan Cos., Inc., 3.50%, 06/03/2024(b)	6,492,000	6,458,924
MetLife, Inc., 3.60%, 04/10/2024(b)	10,810,000	10,825,616
Willis North America, Inc., 3.60%, 05/15/2024	7,029,000	6,950,619

		62,274,890

Interactive Media & Services-0.28%
Alphabet, Inc., 3.38%, 02/25/2024	9,351,000	9,339,999

Internet & Direct Marketing Retail-2.77%
Amazon.com, Inc.
2.73%, 04/13/2024	16,437,000	16,289,967
0.45%, 05/12/2024(b)	26,599,000	25,251,971
2.80%, 08/22/2024	21,917,000	21,661,403
3.80%, 12/05/2024	13,694,000	13,770,834
eBay, Inc., 3.45%, 08/01/2024	8,220,000	8,139,537
QVC, Inc., 4.85%, 04/01/2024	6,573,000	6,333,348

		91,447,060

IT Services-2.45%
Fidelity National Information Services, Inc., 0.60%, 03/01/2024	8,220,000	7,800,747
Fiserv, Inc., 2.75%, 07/01/2024	22,365,000	21,825,356
Global Payments, Inc., 1.50%, 11/15/2024	5,482,000	5,131,114
International Business Machines Corp., 3.63%, 02/12/2024	22,000,000	21,964,039
Mastercard, Inc., 3.38%, 04/01/2024	10,644,000	10,619,182
PayPal Holdings, Inc., 2.40%, 10/01/2024(b)	13,700,000	13,346,268

		80,686,706

Leisure Products-0.16%
Hasbro, Inc., 3.00%, 11/19/2024(b)	5,482,000	5,349,068

Life Sciences Tools & Services-1.01%
PerkinElmer, Inc., 0.85%, 09/15/2024	8,767,000	8,176,788
Thermo Fisher Scientific, Inc., 1.22%, 10/18/2024	26,603,000	25,175,082

		33,351,870

	Principal Amount	Value
Machinery-4.27%
Caterpillar Financial Services Corp.
0.95%, 01/10/2024	$12,768,000	$12,316,733
0.45%, 05/17/2024	11,702,000	11,080,864
0.60%, 09/13/2024(b)	7,984,000	7,507,899
2.15%, 11/08/2024	10,962,000	10,603,174
3.25%, 12/01/2024(b)	6,646,000	6,579,732
Caterpillar, Inc., 3.40%, 05/15/2024(b)	10,642,000	10,619,376
CNH Industrial Capital LLC, 4.20%, 01/15/2024	5,316,000	5,294,343
Illinois Tool Works, Inc., 3.50%, 03/01/2024	7,445,000	7,438,116
John Deere Capital Corp.
0.90%, 01/10/2024(b)	5,320,000	5,129,870
0.45%, 01/17/2024(b)	8,517,000	8,161,211
0.45%, 06/07/2024(b)	6,384,000	6,050,795
3.35%, 06/12/2024	5,316,000	5,294,741
2.65%, 06/24/2024	6,383,000	6,285,839
0.63%, 09/10/2024(b)	5,436,000	5,126,476
Parker-Hannifin Corp.
3.65%, 06/15/2024	14,897,000	14,772,213
3.30%, 11/21/2024	5,316,000	5,233,224
Trane Technologies Luxembourg Finance S.A., 3.55%, 11/01/2024	5,480,000	5,408,077
Wabtec Corp., 4.40%, 03/15/2024	7,942,000	7,922,981

		140,825,664

Media-0.86%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.50%, 02/01/2024	12,059,000	12,069,108
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	8,220,000	8,145,677
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	8,245,000	8,128,836

		28,343,621

Metals & Mining-0.24%
Freeport-McMoRan, Inc., 4.55%, 11/14/2024	8,021,000	8,060,309

Multiline Retail-0.32%
Target Corp., 3.50%, 07/01/2024	10,642,000	10,619,387

Multi-Utilities-0.37%
Black Hills Corp., 1.04%, 08/23/2024	6,380,000	5,967,206
WEC Energy Group, Inc., 0.80%, 03/15/2024(b)	6,388,000	6,088,034

		12,055,240

Oil, Gas & Consumable Fuels-8.81%
Boardwalk Pipelines L.P., 4.95%, 12/15/2024	6,383,000	6,425,682
Canadian Natural Resources Ltd. (Canada), 3.80%, 04/15/2024(b)	5,480,000	5,435,020
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	13,354,000	13,739,126
Chevron Corp., 2.90%, 03/03/2024	10,641,000	10,538,304
Chevron USA, Inc., 3.90%, 11/15/2024	6,854,000	6,919,379
ConocoPhillips, 3.35%, 11/15/2024(b)	4,611,000	4,580,520
ConocoPhillips Co., 2.13%, 03/08/2024	9,575,000	9,360,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2022

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Continental Resources, Inc., 3.80%, 06/01/2024(b)	$9,508,000	$9,390,956
Enbridge, Inc. (Canada), 3.50%, 06/10/2024(b)	5,476,000	5,417,129
Energy Transfer L.P.
4.25%, 04/01/2024	5,476,000	5,470,149
3.90%, 05/15/2024	6,574,000	6,489,774
Enterprise Products Operating LLC, 3.90%, 02/15/2024	9,046,000	9,026,510
Equinor ASA (Norway), 3.70%, 03/01/2024	10,642,000	10,647,056
Exxon Mobil Corp.
3.18%, 03/15/2024(b)	10,962,000	10,926,084
2.02%, 08/16/2024	10,962,000	10,639,844
Kinder Morgan Energy Partners L.P.
4.15%, 02/01/2024	6,921,000	6,923,332
4.30%, 05/01/2024(b)	6,573,000	6,603,653
4.25%, 09/01/2024	6,920,000	6,918,148
Marathon Petroleum Corp., 3.63%, 09/15/2024	7,979,000	7,911,101
MPLX L.P., 4.88%, 12/01/2024	12,587,000	12,713,337
Phillips 66, 0.90%, 02/15/2024	8,697,000	8,319,750
Plains All American Pipeline L.P./PAA Finance Corp., 3.60%, 11/01/2024	8,032,000	7,846,685
Sabine Pass Liquefaction LLC, 5.75%, 05/15/2024	21,920,000	22,260,125
Shell International Finance B.V. (Netherlands), 2.00%, 11/07/2024(b)	13,300,000	12,874,689
Spectra Energy Partners L.P., 4.75%, 03/15/2024	10,962,000	11,027,284
TotalEnergies Capital International S.A. (France)
3.70%, 01/15/2024(b)	10,952,000	10,976,365
3.75%, 04/10/2024(b)	13,690,000	13,717,964
TransCanada PipeLines Ltd. (Canada), 1.00%, 10/12/2024	13,697,000	12,779,171
Williams Cos., Inc. (The)
4.30%, 03/04/2024	10,958,000	10,969,726
4.55%, 06/24/2024	13,703,000	13,745,950

		290,592,819

Paper & Forest Products-0.18%
Georgia-Pacific LLC, 8.00%, 01/15/2024	5,536,000	5,848,416

Personal Products-0.80%
Estee Lauder Cos., Inc. (The), 2.00%, 12/01/2024	5,482,000	5,334,307
Unilever Capital Corp. (United Kingdom)
3.25%, 03/07/2024	5,320,000	5,293,122
2.60%, 05/05/2024(b)	10,913,000	10,726,058
0.63%, 08/12/2024	5,320,000	5,018,506

		26,371,993

Pharmaceuticals-1.69%
Astrazeneca Finance LLC (United Kingdom), 0.70%, 05/28/2024(b)	17,534,000	16,612,181
Novartis Capital Corp. (Switzerland), 3.40%, 05/06/2024	22,876,000	22,797,621

	Principal Amount	Value
Pharmaceuticals-(continued)
Pfizer, Inc., 3.40%, 05/15/2024	$10,642,000	$10,614,350
Wyeth LLC, 6.45%, 02/01/2024	5,450,000	5,657,214

		55,681,366

Professional Services-0.24%
Equifax, Inc., 2.60%, 12/01/2024(b)	8,217,000	7,950,308

Road & Rail-1.03%
Burlington Northern Santa Fe LLC
3.75%, 04/01/2024	5,320,000	5,332,821
3.40%, 09/01/2024	7,652,000	7,630,628
Canadian Pacific Railway Co. (Canada), 1.35%, 12/02/2024	15,962,000	15,005,880
CSX Corp., 3.40%, 08/01/2024	6,030,000	5,985,703

		33,955,032

Semiconductors & Semiconductor Equipment-2.47%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024	9,083,000	9,015,373
Intel Corp.
2.88%, 05/11/2024	13,698,000	13,531,072
2.70%, 06/17/2024	590,000	578,940
KLA Corp., 4.65%, 11/01/2024(b)	12,534,000	12,745,200
Microchip Technology, Inc., 0.97%, 02/15/2024(b)	15,343,000	14,619,381
NVIDIA Corp., 0.58%, 06/14/2024	13,699,000	12,992,120
QUALCOMM, Inc., 2.90%, 05/20/2024	10,020,000	9,892,720
Xilinx, Inc., 2.95%, 06/01/2024	8,218,000	8,143,490

		81,518,296

Software-2.91%
Microsoft Corp., 2.88%, 02/06/2024	24,700,000	24,454,314
Oracle Corp.
3.40%, 07/08/2024(b)	22,000,000	21,695,601
2.95%, 11/15/2024	22,000,000	21,392,729
Roper Technologies, Inc., 2.35%, 09/15/2024(b)	5,479,000	5,296,168
salesforce.com, inc., 0.63%, 07/15/2024(b)	10,960,000	10,386,655
VMware, Inc., 1.00%, 08/15/2024	13,500,000	12,659,913

		95,885,380

Specialty Retail-0.69%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024(b)	11,000,000	10,964,362
Home Depot, Inc. (The), 3.75%, 02/15/2024	11,709,000	11,738,919

		22,703,281

Technology Hardware, Storage & Peripherals-2.53%
Apple, Inc.
3.00%, 02/09/2024	19,000,000	18,857,022
3.45%, 05/06/2024	27,400,000	27,382,751
2.85%, 05/11/2024	19,178,000	18,992,187
1.80%, 09/11/2024(b)	8,217,000	7,971,197
Hewlett Packard Enterprise Co., 1.45%, 04/01/2024(b)	10,800,000	10,378,797

		83,581,954

Tobacco-0.80%
Altria Group, Inc., 4.00%, 01/31/2024(b)	8,260,000	8,262,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2022

	Principal Amount	Value
Tobacco-(continued)
BAT Capital Corp. (United Kingdom), 2.79%, 09/06/2024	$10,642,000	$10,321,427
Philip Morris International, Inc., 3.25%, 11/10/2024(b)	7,977,000	7,879,045

		26,463,195

Trading Companies & Distributors-0.57%
Air Lease Corp.
0.70%, 02/15/2024	7,980,000	7,541,030
0.80%, 08/18/2024(b)	6,382,000	5,896,015
4.25%, 09/15/2024(b)	5,480,000	5,422,213

		18,859,258

Wireless Telecommunication Services-0.26%
Vodafone Group PLC (United Kingdom), 3.75%, 01/16/2024	8,510,000	8,508,383

Total U.S. Dollar Denominated Bonds & Notes (Cost $3,353,401,986)		3,265,156,747

	Shares
Money Market Funds-0.19%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $6,400,109)	6,400,109	6,400,109

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.15% (Cost $3,359,802,095)		3,271,556,856

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.16%
Invesco Private Government Fund, 2.29%(c)(d)(e)	28,975,256	$28,975,256
Invesco Private Prime Fund, 2.37%(c)(d)(e)	75,143,863	75,151,379

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $104,121,932)		104,126,635

TOTAL INVESTMENTS IN SECURITIES-102.31% (Cost $3,463,924,027)		3,375,683,491
OTHER ASSETS LESS LIABILITIES-(2.31)%		(76,207,964)

NET ASSETS-100.00%		$3,299,475,527

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$6,928,004	$232,212,024	$(232,739,919)	$-	$-	$6,400,109	$91,860

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	20,082,627	88,467,566	(79,574,937)	-	-	28,975,256	103,895	*

Invesco Private Prime Fund	47,151,947	140,841,752	(112,828,522)	4,702	(18,500)	75,151,379	300,489	*

Total	$74,162,578	$461,521,342	$(425,143,378)	$4,702	$(18,500)	$110,526,744	$496,244

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2022

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.72%
Aerospace & Defense-2.55%
Boeing Co. (The), 4.88%, 05/01/2025(b) .	$14,836,000	$14,891,479
General Dynamics Corp.
3.25%, 04/01/2025	3,176,000	3,131,266
3.50%, 05/15/2025	3,178,000	3,164,625
Howmet Aerospace, Inc., 6.88%, 05/01/2025(b)	2,548,000	2,619,828
L3Harris Technologies, Inc., 3.83%, 04/27/2025	2,539,000	2,503,875
Northrop Grumman Corp., 2.93%, 01/15/2025	6,359,000	6,201,294
Precision Castparts Corp., 3.25%, 06/15/2025	3,598,000	3,559,945
Raytheon Technologies Corp., 3.95%, 08/16/2025	6,357,000	6,364,067

		42,436,379

Air Freight & Logistics-0.25%
United Parcel Service, Inc., 3.90%, 04/01/2025(b)	4,236,000	4,244,584

Airlines-0.40%
Southwest Airlines Co., 5.25%, 05/04/2025	6,567,000	6,750,474

Auto Components-0.29%
BorgWarner, Inc., 3.38%, 03/15/2025(b)	2,119,000	2,084,143
Magna International, Inc. (Canada), 4.15%, 10/01/2025	2,753,000	2,738,268

		4,822,411

Automobiles-4.71%
American Honda Finance Corp.
1.50%, 01/13/2025(b)	4,660,000	4,413,917
1.20%, 07/08/2025(b)	3,177,000	2,946,529
1.00%, 09/10/2025(b)	3,178,000	2,901,016
General Motors Co.
4.00%, 04/01/2025(b)	2,121,000	2,093,502
6.13%, 10/01/2025	8,478,000	8,736,122
General Motors Financial Co., Inc.
4.00%, 01/15/2025	4,144,000	4,096,604
2.90%, 02/26/2025	5,302,000	5,070,075
3.80%, 04/07/2025(b)	4,660,000	4,541,212
4.35%, 04/09/2025	4,237,000	4,181,276
2.75%, 06/20/2025	5,303,000	5,015,610
4.30%, 07/13/2025(b)	3,388,000	3,349,746
Honda Motor Co. Ltd. (Japan), 2.27%, 03/10/2025	4,240,000	4,082,367
Toyota Motor Credit Corp.
1.45%, 01/13/2025	4,870,000	4,602,925
1.80%, 02/13/2025	5,934,000	5,650,565
3.00%, 04/01/2025	5,300,000	5,184,661
3.40%, 04/14/2025	2,120,000	2,094,895
3.95%, 06/30/2025	5,510,000	5,506,803
0.80%, 10/16/2025(b)	4,238,000	3,862,333

		78,330,158

	Principal Amount	Value
Banks-16.66%
Banco Santander S.A. (Spain)
3.50%, 03/24/2025(b)	$5,200,000	$5,083,959
2.75%, 05/28/2025(b)	6,400,000	6,024,349
Bank of America Corp.
4.00%, 01/22/2025	10,592,000	10,514,386
3.88%, 08/01/2025(b)	7,599,000	7,559,642
Series L, 3.95%, 04/21/2025(b)	10,599,000	10,503,799
Bank of Montreal (Canada)
1.50%, 01/10/2025(b)	5,720,000	5,387,140
3.70%, 06/07/2025	5,510,000	5,437,305
Bank of Nova Scotia (The) (Canada)
1.45%, 01/10/2025(b)	5,720,000	5,377,631
3.45%, 04/11/2025	7,420,000	7,261,420
Canadian Imperial Bank of Commerce (Canada), 3.30%, 04/07/2025(b)	5,720,000	5,579,738
Citigroup, Inc.
3.88%, 03/26/2025	4,241,000	4,199,565
3.30%, 04/27/2025	6,353,000	6,204,371
4.40%, 06/10/2025	10,597,000	10,561,649
5.50%, 09/13/2025	6,017,000	6,179,961
Citizens Bank N.A., 2.25%, 04/28/2025 .	3,100,000	2,940,905
Cooperatieve Rabobank U.A. (Netherlands)
1.38%, 01/10/2025(b)	4,180,000	3,929,518
4.38%, 08/04/2025	6,270,000	6,171,879
Fifth Third Bancorp, 2.38%, 01/28/2025 .	3,174,000	3,041,176
Fifth Third Bank N.A., 3.95%, 07/28/2025	3,250,000	3,246,522
HSBC Holdings PLC (United Kingdom), 4.25%, 08/18/2025(b)	6,310,000	6,221,126
Huntington Bancshares, Inc., 4.00%, 05/15/2025	2,119,000	2,104,100
JPMorgan Chase & Co.
3.13%, 01/23/2025(b)	10,599,000	10,437,659
3.90%, 07/15/2025	10,594,000	10,533,727
KeyBank N.A., 3.30%, 06/01/2025(b)	3,260,000	3,181,183
Lloyds Banking Group PLC (United Kingdom), 4.58%, 12/10/2025(b)	5,680,000	5,543,169
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.19%, 02/25/2025(b)	10,960,000	10,396,843
3.78%, 03/02/2025(b)	3,176,000	3,143,866
1.41%, 07/17/2025(b)	7,450,000	6,845,787
PNC Bank N.A., 3.25%, 06/01/2025	4,175,000	4,100,499
Regions Financial Corp., 2.25%, 05/18/2025(b)	3,176,000	3,032,963
Royal Bank of Canada (Canada)
1.60%, 01/21/2025(b)	4,240,000	4,004,085
3.38%, 04/14/2025(b)	5,930,000	5,826,674
Santander Holdings USA, Inc.
3.45%, 06/02/2025	4,238,000	4,065,401
4.50%, 07/17/2025(b)	4,665,000	4,647,623
Sumitomo Mitsui Banking Corp. (Japan),
3.65%, 07/23/2025	1,850,000	1,812,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2022

	Principal Amount	Value
Banks-(continued)
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.35%, 01/15/2025	$5,400,000	$5,150,213
1.47%, 07/08/2025(b)	10,040,000	9,239,835
Toronto-Dominion Bank (The) (Canada)
1.45%, 01/10/2025(b)	3,350,000	3,162,131
3.77%, 06/06/2025(b)	6,990,000	6,917,914
Truist Bank
1.50%, 03/10/2025	5,350,000	5,019,381
3.63%, 09/16/2025	5,350,000	5,248,737
Truist Financial Corp.
4.00%, 05/01/2025(b)	3,603,000	3,596,855
3.70%, 06/05/2025(b)	4,240,000	4,199,518
1.20%, 08/05/2025	3,175,000	2,923,821
U.S. Bancorp, 1.45%, 05/12/2025(b)	6,354,000	5,957,801
U.S. Bank N.A., 2.05%, 01/21/2025	4,180,000	4,011,707
Wells Fargo & Co.
3.00%, 02/19/2025	10,596,000	10,307,771
3.55%, 09/29/2025	10,599,000	10,420,334

		277,258,367

Beverages-1.10%
Diageo Capital PLC (United Kingdom), 1.38%, 09/29/2025	3,160,000	2,930,010
Keurig Dr Pepper, Inc., 3.40%, 11/15/2025(b)	2,119,000	2,077,495
PepsiCo, Inc.
2.25%, 03/19/2025	6,362,000	6,138,513
2.75%, 04/30/2025	4,242,000	4,151,240
3.50%, 07/17/2025(b)	2,966,000	2,955,175

		18,252,433

Biotechnology-2.40%
AbbVie, Inc., 3.60%, 05/14/2025	15,898,000	15,621,794
Amgen, Inc.
1.90%, 02/21/2025	2,119,000	2,018,619
3.13%, 05/01/2025(b)	4,238,000	4,157,476
Baxalta, Inc., 4.00%, 06/23/2025(b)	3,395,000	3,379,069
Biogen, Inc., 4.05%, 09/15/2025	7,413,000	7,386,957
Gilead Sciences, Inc., 3.50%, 02/01/2025	7,413,000	7,312,387

		39,876,302

Building Products-0.13%
Fortune Brands Home & Security, Inc., 4.00%, 06/15/2025(b)	2,124,000	2,103,833

Capital Markets-8.53%
Ameriprise Financial, Inc., 3.00%, 04/02/2025	2,119,000	2,065,894
Ares Capital Corp.
4.25%, 03/01/2025	2,546,000	2,480,296
3.25%, 07/15/2025	5,301,000	4,976,776
Bank of New York Mellon Corp. (The)
1.60%, 04/24/2025	5,298,000	4,992,863
3.35%, 04/25/2025(b)	4,030,000	3,979,133
Series G, 3.00%, 02/24/2025(b)	3,177,000	3,119,763
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	2,119,000	2,100,668

	Principal Amount	Value
Capital Markets-(continued)
Charles Schwab Corp. (The)
4.20%, 03/24/2025	$2,540,000	$2,554,121
3.85%, 05/21/2025(b)	3,179,000	3,187,734
CME Group, Inc., 3.00%, 03/15/2025	3,182,000	3,125,617
Credit Suisse AG (Switzerland)
3.70%, 02/21/2025	8,820,000	8,537,640
2.95%, 04/09/2025(b)	6,425,000	6,099,135
Deutsche Bank AG (Germany)
4.50%, 04/01/2025(b)	6,270,000	6,070,729
4.16%, 05/13/2025	2,090,000	2,072,484
Goldman Sachs Group, Inc. (The)
3.50%, 01/23/2025	10,594,000	10,393,935
3.50%, 04/01/2025	14,839,000	14,527,520
3.75%, 05/22/2025	9,538,000	9,388,432
4.25%, 10/21/2025	8,475,000	8,376,232
Moody’s Corp., 3.75%, 03/24/2025	2,965,000	2,939,981
Morgan Stanley
4.00%, 07/23/2025(b)	12,714,000	12,652,402
5.00%, 11/24/2025	8,478,000	8,620,346
Nomura Holdings, Inc. (Japan)
5.10%, 07/03/2025(b)	3,310,000	3,337,089
1.85%, 07/16/2025	6,320,000	5,821,893
Northern Trust Corp., 3.95%, 10/30/2025	3,175,000	3,167,517
Owl Rock Capital Corp., 3.75%, 07/22/2025	2,119,000	1,997,660
State Street Corp., 3.55%, 08/18/2025	5,514,000	5,468,914

		142,054,774

Chemicals-0.98%
Air Products and Chemicals, Inc., 1.50%, 10/15/2025	2,329,000	2,173,976
Celanese US Holdings LLC, 6.05%, 03/15/2025	7,420,000	7,445,745
Eastman Chemical Co., 3.80%, 03/15/2025(b)	2,966,000	2,924,363
EI du Pont de Nemours and Co., 1.70%, 07/15/2025	2,123,000	2,002,729
LYB International Finance III LLC, 1.25%, 10/01/2025	2,055,000	1,855,891

		16,402,704

Commercial Services & Supplies-0.35%
Republic Services, Inc., 3.20%, 03/15/2025	2,117,000	2,069,834
Waste Management, Inc.
3.13%, 03/01/2025(b)	1,790,000	1,769,056
0.75%, 11/15/2025	2,120,000	1,925,416

		5,764,306

Communications Equipment-0.13%
Cisco Systems, Inc., 3.50%, 06/15/2025 .	2,124,000	2,122,610

Consumer Finance-2.39%
Ally Financial, Inc.
4.63%, 03/30/2025	2,089,000	2,085,234
5.80%, 05/01/2025(b)	3,182,000	3,258,271
5.75%, 11/20/2025(b)	4,454,000	4,507,327
American Express Co., 2.25%, 03/04/2025(b)	7,420,000	7,086,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2022

	Principal Amount	Value
Consumer Finance-(continued)
Capital One Financial Corp.
3.20%, 02/05/2025	$4,242,000	$4,137,386
4.25%, 04/30/2025	3,181,000	3,177,605
4.20%, 10/29/2025	6,360,000	6,287,449
Discover Financial Services, 3.75%, 03/04/2025	1,997,000	1,956,713
Synchrony Financial
4.88%, 06/13/2025(b)	3,180,000	3,142,392
4.50%, 07/23/2025	4,241,000	4,156,172

		39,794,974

Containers & Packaging-0.28%
Amcor Flexibles North America, Inc., 4.00%, 05/17/2025	2,115,000	2,091,360
WRKCo, Inc., 3.75%, 03/15/2025	2,540,000	2,499,075

		4,590,435

Distributors-0.12%
Genuine Parts Co., 1.75%, 02/01/2025	2,120,000	1,994,642

Diversified Consumer Services-0.12%
Yale University, Series 2020, 0.87%, 04/15/2025	2,118,000	1,966,561

Diversified Financial Services-0.93%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.50%, 01/15/2025(b)	3,392,000	3,247,130
6.50%, 07/15/2025(b)	5,251,000	5,382,605
4.45%, 10/01/2025	2,453,000	2,378,351
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/2025(b)	2,115,000	2,061,451
1.88%, 02/07/2025	2,540,000	2,423,429

		15,492,966

Diversified Telecommunication Services-0.66%
Verizon Communications, Inc.
3.38%, 02/15/2025(b)	5,644,000	5,574,181
0.85%, 11/20/2025	5,950,000	5,361,650

		10,935,831

Electric Utilities-2.67%
Avangrid, Inc., 3.20%, 04/15/2025	3,176,000	3,081,012
Berkshire Hathaway Energy Co., 4.05%, 04/15/2025	5,277,000	5,289,230
Constellation Energy Generation LLC, 3.25%, 06/01/2025	3,814,000	3,706,089
Duke Energy Corp., 0.90%, 09/15/2025(b)	2,755,000	2,504,419
Duke Energy Progress LLC, 3.25%, 08/15/2025	2,121,000	2,093,113
Entergy Corp., 0.90%, 09/15/2025	3,355,000	3,018,393
Exelon Corp., 3.95%, 06/15/2025	3,420,000	3,391,421
Florida Power & Light Co.
2.85%, 04/01/2025	4,658,000	4,563,014
3.13%, 12/01/2025	2,547,000	2,515,424
NextEra Energy Capital Holdings, Inc., 4.45%, 06/20/2025	4,240,000	4,256,588
Pacific Gas and Electric Co., 3.45%, 07/01/2025(b)	3,709,000	3,547,536

	Principal Amount	Value
Electric Utilities-(continued)
Pinnacle West Capital Corp., 1.30%, 06/15/2025	$2,120,000	$1,936,423
Southern Power Co., 4.15%, 12/01/2025(b)	2,123,000	2,111,131
Xcel Energy, Inc., 3.30%, 06/01/2025	2,544,000	2,487,431

		44,501,224

Electrical Equipment-0.12%
Emerson Electric Co., 3.15%, 06/01/2025	2,118,000	2,091,765

Electronic Equipment, Instruments & Components-0.14%
CDW LLC/CDW Finance Corp., 4.13%, 05/01/2025(b)	2,444,000	2,405,107

Energy Equipment & Services-0.22%
Halliburton Co., 3.80%, 11/15/2025	1,772,000	1,753,930
Schlumberger Finance Canada Ltd., 1.40%, 09/17/2025(b)	2,038,000	1,908,779

		3,662,709

Entertainment-0.98%
Netflix, Inc., 5.88%, 02/15/2025(b)	3,386,000	3,477,490
Take-Two Interactive Software, Inc., 3.55%, 04/14/2025	2,540,000	2,485,841
TWDC Enterprises 18 Corp., 3.15%, 09/17/2025	3,174,000	3,107,055
Walt Disney Co. (The), 3.35%, 03/24/2025	7,421,000	7,320,609

		16,390,995

Equity REITs-3.36%
Alexandria Real Estate Equities, Inc., 3.45%, 04/30/2025(b)	2,541,000	2,504,089
American Tower Corp.
2.40%, 03/15/2025	3,180,000	3,015,260
4.00%, 06/01/2025	3,181,000	3,128,404
1.30%, 09/15/2025(b)	2,115,000	1,920,312
AvalonBay Communities, Inc., 3.45%, 06/01/2025	2,144,000	2,107,153
Boston Properties L.P., 3.20%, 01/15/2025	3,601,000	3,517,180
Brixmor Operating Partnership L.P., 3.85%, 02/01/2025	2,968,000	2,897,327
Crown Castle, Inc., 1.35%, 07/15/2025(b)	2,118,000	1,942,759
Equinix, Inc., 1.00%, 09/15/2025(b)	2,937,000	2,652,489
Essex Portfolio L.P., 3.50%, 04/01/2025.	2,068,000	2,028,170
GLP Capital L.P./GLP Financing II, Inc., 5.25%, 06/01/2025	3,604,000	3,564,428
Healthpeak Properties, Inc., 4.00%, 06/01/2025	1,893,000	1,873,533
Host Hotels & Resorts L.P., Series E, 4.00%, 06/15/2025	2,118,000	2,048,554
Kimco Realty Corp., 3.30%, 02/01/2025 .	2,122,000	2,074,974
Realty Income Corp.
3.88%, 04/15/2025(b)	2,117,000	2,101,590
4.63%, 11/01/2025(b)	2,307,000	2,338,224
Simon Property Group L.P., 3.50%, 09/01/2025	4,663,000	4,603,597
SITE Centers Corp., 3.63%, 02/01/2025 .	1,937,000	1,865,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2022

	Principal Amount	Value
Equity REITs-(continued)
Ventas Realty L.P., 3.50%, 02/01/2025	$2,541,000	$2,482,820
VICI Properties L.P., 4.38%, 05/15/2025	2,040,000	1,994,641
Welltower, Inc., 4.00%, 06/01/2025	5,303,000	5,241,669

		55,903,164

Food & Staples Retailing-0.42%
Sysco Corp., 3.75%, 10/01/2025(b)	3,175,000	3,143,358
Walmart, Inc., 3.55%, 06/26/2025	3,800,000	3,807,640

		6,950,998

Food Products-1.18%
Bunge Ltd. Finance Corp., 1.63%, 08/17/2025	2,545,000	2,366,747
Campbell Soup Co., 3.95%, 03/15/2025	3,598,000	3,570,761
General Mills, Inc., 4.00%, 04/17/2025	3,386,000	3,378,475
JM Smucker Co. (The), 3.50%, 03/15/2025(b)	4,240,000	4,188,568
Mead Johnson Nutrition Co. (United
Kingdom), 4.13%, 11/15/2025(b)	3,179,000	3,192,909
Mondelez International, Inc., 1.50%, 05/04/2025	3,175,000	2,974,848

		19,672,308

Health Care Equipment & Supplies-0.92%
Abbott Laboratories, 2.95%, 03/15/2025	4,236,000	4,170,830
Boston Scientific Corp., 1.90%, 06/01/2025	2,123,000	2,003,038
Stryker Corp.
1.15%, 06/15/2025	2,751,000	2,546,960
3.38%, 11/01/2025	3,182,000	3,105,802
Zimmer Biomet Holdings, Inc., 3.55%, 04/01/2025	3,659,000	3,581,362

		15,407,992

Health Care Providers & Services-4.45%
AmerisourceBergen Corp., 3.25%, 03/01/2025	2,120,000	2,075,949
Cardinal Health, Inc., 3.75%, 09/15/2025	2,122,000	2,101,252
Cigna Corp.
3.25%, 04/15/2025	3,208,000	3,137,915
4.13%, 11/15/2025(b)	9,327,000	9,275,599
CVS Health Corp.
4.10%, 03/25/2025	4,028,000	4,040,868
3.88%, 07/20/2025	11,986,000	11,913,900
Elevance Health, Inc., 2.38%, 01/15/2025	5,236,000	5,027,764
HCA, Inc.
5.38%, 02/01/2025(b)	11,020,000	11,138,630
5.25%, 04/15/2025	5,930,000	5,995,499
Humana, Inc., 4.50%, 04/01/2025	2,490,000	2,512,392
Laboratory Corp. of America Holdings, 3.60%, 02/01/2025	4,243,000	4,187,846
McKesson Corp., 0.90%, 12/03/2025(b)	2,090,000	1,882,761

	Principal Amount	Value
Health Care Providers & Services-(continued)
Quest Diagnostics, Inc., 3.50%, 03/30/2025	$2,542,000	$2,501,248
UnitedHealth Group, Inc., 3.75%, 07/15/2025	8,385,000	8,365,510

		74,157,133

Hotels, Restaurants & Leisure-1.19%
Booking Holdings, Inc., 3.65%, 03/15/2025	2,035,000	2,026,706
Las Vegas Sands Corp., 2.90%, 06/25/2025	1,997,000	1,843,040
Marriott International, Inc., Series EE, 5.75%, 05/01/2025(b)	2,544,000	2,619,173
McDonald’s Corp.
3.38%, 05/26/2025	2,966,000	2,917,755
3.30%, 07/01/2025	3,174,000	3,123,393
1.45%, 09/01/2025	2,120,000	1,974,387
Starbucks Corp., 3.80%, 08/15/2025(b)	5,297,000	5,280,364

		19,784,818

Household Durables-0.37%
DR Horton, Inc., 2.60%, 10/15/2025(b)	2,121,000	2,000,668
Lennar Corp., 4.75%, 05/30/2025	2,042,000	2,059,076
Newell Brands, Inc., 4.88%, 06/01/2025(b)	2,118,000	2,079,463

		6,139,207

Household Products-0.23%
Procter & Gamble Co. (The), 0.55%, 10/29/2025(b)	4,238,000	3,853,867

Industrial Conglomerates-0.74%
3M Co.
2.00%, 02/14/2025(b)	3,178,000	3,031,835
2.65%, 04/15/2025	2,122,000	2,058,835
3.00%, 08/07/2025	2,331,000	2,276,983
Honeywell International, Inc., 1.35%, 06/01/2025	5,300,000	4,978,108

		12,345,761

Insurance-1.45%
Allstate Corp. (The), 0.75%, 12/15/2025	2,450,000	2,201,168
American International Group, Inc.
2.50%, 06/30/2025	5,518,000	5,265,842
3.75%, 07/10/2025	2,162,000	2,135,738
Aon Global Ltd., 3.88%, 12/15/2025	3,111,000	3,082,790
Chubb INA Holdings, Inc., 3.15%, 03/15/2025	3,320,000	3,269,365
CNO Financial Group, Inc., 5.25%, 05/30/2025	2,036,000	2,048,255
Marsh & McLennan Cos., Inc., 3.50%, 03/10/2025	2,033,000	2,003,468
MetLife, Inc.
3.00%, 03/01/2025	2,065,000	2,031,691
3.60%, 11/13/2025	2,075,000	2,054,031

		24,092,348

Interactive Media & Services-0.23%
Alphabet, Inc., 0.45%, 08/15/2025	4,240,000	3,878,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2022

	Principal Amount	Value
Internet & Direct Marketing Retail-1.24%
Amazon.com, Inc.
3.00%, 04/13/2025(b)	$6,360,000	$6,270,943
0.80%, 06/03/2025	5,301,000	4,904,320
5.20%, 12/03/2025(b)	3,697,000	3,855,034
eBay, Inc., 1.90%, 03/11/2025	3,392,000	3,205,767
QVC, Inc., 4.45%, 02/15/2025(b)	2,547,000	2,342,871

		20,578,935

IT Services-2.51%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	4,239,000	4,200,622
Fidelity National Information Services, Inc., 4.50%, 07/15/2025	3,175,000	3,184,868
Fiserv, Inc., 3.85%, 06/01/2025	3,810,000	3,754,884
International Business Machines Corp., 7.00%, 10/30/2025	2,539,000	2,761,883
Mastercard, Inc., 2.00%, 03/03/2025(b)	3,175,000	3,048,227
PayPal Holdings, Inc., 1.65%, 06/01/2025(b)	4,241,000	3,996,869
VeriSign, Inc., 5.25%, 04/01/2025	2,121,000	2,156,262
Visa, Inc., 3.15%, 12/14/2025	16,956,000	16,593,403
Western Union Co. (The), 2.85%, 01/10/2025	2,120,000	2,036,348

		41,733,366

Life Sciences Tools & Services-0.12%
Danaher Corp., 3.35%, 09/15/2025(b)	2,121,000	2,087,263

Machinery-2.47%
Caterpillar Financial Services Corp.
3.40%, 05/13/2025	5,300,000	5,233,528
1.45%, 05/15/2025(b)	2,547,000	2,397,825
0.80%, 11/13/2025	4,235,000	3,840,074
CNH Industrial Capital LLC, 3.95%, 05/23/2025	2,120,000	2,089,075
Cummins, Inc., 0.75%, 09/01/2025	2,115,000	1,938,967
Deere & Co., 2.75%, 04/15/2025(b)	2,972,000	2,896,260
John Deere Capital Corp.
2.05%, 01/09/2025	2,331,000	2,242,763
1.25%, 01/10/2025(b)	3,390,000	3,205,255
3.45%, 03/13/2025(b)	3,810,000	3,790,040
3.40%, 06/06/2025(b)	4,240,000	4,202,264
Otis Worldwide Corp., 2.06%, 04/05/2025(b)	5,514,000	5,210,939
Stanley Black & Decker, Inc., 2.30%, 02/24/2025	2,117,000	2,037,605
Wabtec Corp., 3.20%, 06/15/2025	2,069,000	1,982,107

		41,066,702

Media-2.06%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	19,043,000	19,032,670
Comcast Corp.
3.38%, 02/15/2025	4,208,000	4,156,121
3.38%, 08/15/2025(b)	6,353,000	6,255,940
Fox Corp., 3.05%, 04/07/2025	2,548,000	2,464,999
Paramount Global, 4.75%, 05/15/2025	2,357,000	2,377,903

		34,287,633

	Principal Amount	Value
Metals & Mining-0.25%
Nucor Corp.
3.95%, 05/23/2025(b)	$2,124,000	$2,110,801
2.00%, 06/01/2025	2,119,000	2,000,975

		4,111,776

Multiline Retail-0.75%
Dollar General Corp., 4.15%, 11/01/2025	2,123,000	2,115,739
Dollar Tree, Inc., 4.00%, 05/15/2025	4,242,000	4,206,807
Target Corp., 2.25%, 04/15/2025	6,361,000	6,121,456

		12,444,002

Multi-Utilities-0.97%
Dominion Energy, Inc., 3.90%, 10/01/2025	3,180,000	3,141,372
DTE Energy Co., Series F, 1.05%, 06/01/2025	3,388,000	3,103,730
NiSource, Inc., 0.95%, 08/15/2025(b)	5,298,000	4,823,854
Public Service Enterprise Group, Inc., 0.80%, 08/15/2025(b)	2,284,000	2,066,313
Sempra Energy, 3.30%, 04/01/2025	3,180,000	3,098,405

		16,233,674

Oil, Gas & Consumable Fuels-9.03%
Canadian Natural Resources Ltd. (Canada)
3.90%, 02/01/2025	2,483,000	2,445,260
2.05%, 07/15/2025(b)	2,513,000	2,342,663
Cenovus Energy, Inc. (Canada), 5.38%, 07/15/2025(b)	2,788,000	2,864,285
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/2025	6,359,000	6,498,528
Chevron Corp.
1.55%, 05/11/2025	10,601,000	10,013,437
3.33%, 11/17/2025(b)	3,183,000	3,139,862
Chevron USA, Inc., 0.69%, 08/12/2025	3,183,000	2,910,698
Columbia Pipeline Group, Inc., 4.50%, 06/01/2025	4,238,000	4,225,252
ConocoPhillips Co., 2.40%, 03/07/2025	3,720,000	3,602,248
DCP Midstream Operating L.P., 5.38%, 07/15/2025(b)	3,415,000	3,413,975
Devon Energy Corp., 5.85%, 12/15/2025	2,011,000	2,078,945
Enbridge Energy Partners L.P., 5.88%, 10/15/2025	2,122,000	2,198,505
Enbridge, Inc. (Canada)
2.50%, 01/15/2025	2,070,000	1,985,668
2.50%, 02/14/2025(b)	2,100,000	2,015,718
Energy Transfer L.P., 4.05%, 03/15/2025	4,077,000	4,006,707
Enterprise Products Operating LLC, 3.75%, 02/15/2025(b)	4,878,000	4,848,913
EOG Resources, Inc., 3.15%, 04/01/2025	2,096,000	2,063,703
Equinor ASA (Norway), 2.88%, 04/06/2025	5,300,000	5,161,074
Exxon Mobil Corp.
2.71%, 03/06/2025(b)	7,422,000	7,230,260
2.99%, 03/19/2025(b)	11,658,000	11,415,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2022

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Kinder Morgan, Inc., 4.30%, 06/01/2025(b)	$6,283,000	$6,267,169
Marathon Petroleum Corp., 4.70%, 05/01/2025	5,299,000	5,338,208
MPLX L.P.
4.00%, 02/15/2025	2,076,000	2,046,858
4.88%, 06/01/2025	5,043,000	5,070,984
ONEOK Partners L.P., 4.90%, 03/15/2025	2,069,000	2,070,270
Phillips 66, 3.85%, 04/09/2025(b)	2,695,000	2,675,263
Plains All American Pipeline L.P./PAA Finance Corp., 4.65%, 10/15/2025	4,146,000	4,105,731
Sabine Pass Liquefaction LLC, 5.63%, 03/01/2025(b)	8,480,000	8,645,108
Shell International Finance B.V. (Netherlands), 3.25%, 05/11/2025(b)	11,661,000	11,479,363
Spectra Energy Partners L.P., 3.50%, 03/15/2025	2,070,000	2,026,620
TotalEnergies Capital International S.A. (France), 2.43%, 01/10/2025	4,194,000	4,059,308
Valero Energy Corp., 2.85%, 04/15/2025(b)	3,147,000	3,050,473
Western Midstream Operating L.P., 3.35%, 02/01/2025	3,100,000	2,930,616
Williams Cos., Inc. (The)
3.90%, 01/15/2025	3,104,000	3,055,131
4.00%, 09/15/2025	3,055,000	3,025,689

		150,308,367

Personal Products-0.13%
Unilever Capital Corp. (United Kingdom), 3.10%, 07/30/2025	2,139,000	2,101,477

Pharmaceuticals-3.63%
AstraZeneca PLC (United Kingdom), 3.38%, 11/16/2025(b)	8,474,000	8,328,349
Bristol-Myers Squibb Co., 0.75%, 11/13/2025(b)	4,241,000	3,864,191
Eli Lilly and Co., 2.75%, 06/01/2025	2,380,000	2,337,356
GlaxoSmithKline Capital, Inc. (United Kingdom), 3.63%, 05/15/2025	4,242,000	4,223,623
Johnson & Johnson
2.63%, 01/15/2025	3,182,000	3,120,719
0.55%, 09/01/2025(b)	4,234,000	3,885,771
Merck & Co., Inc., 2.75%, 02/10/2025(b) .	10,596,000	10,368,205
Novartis Capital Corp. (Switzerland)
1.75%, 02/14/2025	4,239,000	4,056,978
3.00%, 11/20/2025(b)	7,415,000	7,267,209
Pfizer, Inc., 0.80%, 05/28/2025	3,179,000	2,946,532
Royalty Pharma PLC, 1.20%, 09/02/2025(b)	4,240,000	3,859,785
Viatris, Inc., 1.65%, 06/22/2025	3,180,000	2,902,329
Zoetis, Inc., 4.50%, 11/13/2025(b)	3,174,000	3,217,166

		60,378,213

Professional Services-0.23%
Verisk Analytics, Inc., 4.00%, 06/15/2025	3,810,000	3,771,537

	Principal Amount	Value
Road & Rail-0.70%
Burlington Northern Santa Fe LLC, 3.00%, 04/01/2025	$2,115,000	$2,080,776
Canadian Pacific Railway Co. (Canada), 2.90%, 02/01/2025	2,964,000	2,884,184
CSX Corp., 3.35%, 11/01/2025	2,547,000	2,497,154
Union Pacific Corp.
3.75%, 07/15/2025	2,118,000	2,111,952
3.25%, 08/15/2025	2,115,000	2,084,555

		11,658,621

Semiconductors & Semiconductor Equipment-1.91%
Applied Materials, Inc., 3.90%, 10/01/2025(b)	2,894,000	2,899,400
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.13%, 01/15/2025(b)	2,245,000	2,194,564
Intel Corp.
3.40%, 03/25/2025(b)	6,359,000	6,287,877
3.70%, 07/29/2025(b)	9,534,000	9,500,403
Lam Research Corp., 3.80%, 03/15/2025	2,124,000	2,121,112
QUALCOMM, Inc., 3.45%, 05/20/2025(b) .	5,784,000	5,724,726
Texas Instruments, Inc., 1.38%, 03/12/2025	3,180,000	2,999,084

		31,727,166

Software-3.62%
Adobe, Inc.
1.90%, 02/01/2025(b)	2,122,000	2,035,163
3.25%, 02/01/2025	4,238,000	4,199,002
Intuit, Inc., 0.95%, 07/15/2025	2,120,000	1,954,638
Microsoft Corp.
2.70%, 02/12/2025(b)	9,532,000	9,384,182
3.13%, 11/03/2025	12,712,000	12,491,859
Oracle Corp.
2.50%, 04/01/2025(b)	14,836,000	14,096,230
2.95%, 05/15/2025(b)	10,600,000	10,170,391
Roper Technologies, Inc., 1.00%, 09/15/2025	2,965,000	2,692,559
VMware, Inc., 4.50%, 05/15/2025	3,181,000	3,181,133

		60,205,157

Specialty Retail-1.45%
AutoZone, Inc., 3.63%, 04/15/2025(b)	2,119,000	2,088,975
Dell International LLC/EMC Corp., 5.85%, 07/15/2025	4,220,000	4,374,250
Home Depot, Inc. (The)
2.70%, 04/15/2025	2,120,000	2,074,483
3.35%, 09/15/2025	4,241,000	4,210,997
Leidos, Inc., 3.63%, 05/15/2025	2,120,000	2,073,884
Lowe’s Cos., Inc.
4.00%, 04/15/2025(b)	3,182,000	3,183,419
3.38%, 09/15/2025	3,175,000	3,112,527
Ross Stores, Inc., 4.60%, 04/15/2025	2,971,000	2,999,531

		24,118,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2022

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-2.90%
Apple, Inc.
2.75%, 01/13/2025	$6,353,000	$6,238,597
2.50%, 02/09/2025(b)	6,361,000	6,200,895
1.13%, 05/11/2025	9,538,000	8,921,989
3.20%, 05/13/2025	8,474,000	8,370,607
0.55%, 08/20/2025(b)	5,298,000	4,839,602
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025(b)	10,573,000	10,752,692
NetApp, Inc., 1.88%, 06/22/2025	3,174,000	2,965,537

		48,289,919

Textiles, Apparel & Luxury Goods-0.43%
NIKE, Inc., 2.40%, 03/27/2025	4,236,000	4,103,333
VF Corp., 2.40%, 04/23/2025	3,177,000	3,037,398

		7,140,731

Thrifts & Mortgage Finance-0.13%
Radian Group, Inc., 6.63%, 03/15/2025	2,169,000	2,174,683

Tobacco-1.18%
Altria Group, Inc., 2.35%, 05/06/2025	3,182,000	3,030,340
Philip Morris International, Inc.
1.50%, 05/01/2025	3,180,000	2,990,152
3.38%, 08/11/2025	3,176,000	3,129,785
Reynolds American, Inc. (United Kingdom), 4.45%, 06/12/2025	10,596,000	10,506,728

		19,657,005

Trading Companies & Distributors-0.68%
Air Lease Corp.
2.30%, 02/01/2025	3,180,000	2,982,646
3.25%, 03/01/2025	2,965,000	2,836,545
3.38%, 07/01/2025	3,599,000	3,423,768
WW Grainger, Inc., 1.85%, 02/15/2025	2,122,000	2,017,046

		11,260,005

Water Utilities-0.13%
American Water Capital Corp., 3.40%, 03/01/2025	2,226,000	2,200,595

	Principal Amount	Value
Wireless Telecommunication Services-0.55%
Rogers Communications, Inc. (Canada), 3.63%, 12/15/2025	$2,905,000	$2,809,582
Vodafone Group PLC (United Kingdom), 4.13%, 05/30/2025	6,353,000	6,336,855

		9,146,437

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,718,350,793)		1,643,114,187

	Shares
Money Market Funds-0.40%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $6,647,174)	6,647,174	6,647,174

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.12% (Cost $1,724,997,967)		1,649,761,361

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.62%
Invesco Private Government Fund, 2.29%(c)(d)(e)	40,188,628	40,188,628
Invesco Private Prime Fund, 2.37%(c)(d)(e)	103,331,854	103,342,189

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $143,525,756)		143,530,817

TOTAL INVESTMENTS IN SECURITIES-107.74% (Cost $1,868,523,723)		1,793,292,178
OTHER ASSETS LESS LIABILITIES-(7.74)%		(128,893,852)

NET ASSETS-100.00%		$1,664,398,326

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$960,043	$130,812,015	$(125,124,884)	$-	$-	$6,647,174	$36,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

121

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$19,985,236	$96,833,221	$(76,629,829)	$-	$-	$40,188,628	$107,428	*

Invesco Private Prime Fund	46,632,217	170,563,139	(113,839,719)	5,061	(18,509)	103,342,189	310,162	*

Total	$67,577,496	$398,208,375	$(315,594,432)	$5,061	$(18,509)	$150,177,991	$453,770

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.96%
Aerospace & Defense-2.42%
Boeing Co. (The)
2.75%, 02/01/2026(b)	$4,500,000	$4,217,155
2.20%, 02/04/2026	17,500,000	16,031,875
General Dynamics Corp.
1.15%, 06/01/2026	1,585,000	1,431,700
2.13%, 08/15/2026	1,587,000	1,498,531
Lockheed Martin Corp., 3.55%, 01/15/2026	3,199,000	3,178,172
Raytheon Technologies Corp., 2.65%, 11/01/2026(b)	2,256,000	2,137,443

		28,494,876

Air Freight & Logistics-0.33%
FedEx Corp., 3.25%, 04/01/2026	2,500,000	2,444,523
United Parcel Service, Inc., 2.40%, 11/15/2026	1,551,000	1,473,759

		3,918,282

Airlines-0.26%
Delta Air Lines, Inc., 7.38%, 01/15/2026(b)	2,989,000	3,048,511

Automobiles-2.17%
American Honda Finance Corp.
1.30%, 09/09/2026(b)	2,318,000	2,090,226
2.30%, 09/09/2026	1,582,000	1,479,790
General Motors Financial Co., Inc.
1.25%, 01/08/2026(b)	4,948,000	4,366,433
5.25%, 03/01/2026	3,963,000	3,996,824
1.50%, 06/10/2026(b)	3,970,000	3,495,925
4.00%, 10/06/2026	2,384,000	2,294,303
Toyota Motor Corp. (Japan), 1.34%, 03/25/2026	3,176,000	2,911,664
Toyota Motor Credit Corp.
0.80%, 01/09/2026(b)	2,218,000	2,006,196
1.13%, 06/18/2026(b)	3,176,000	2,874,317

		25,515,678

Banks-17.98%
Bank of America Corp.
4.45%, 03/03/2026	6,349,000	6,334,138
3.50%, 04/19/2026	7,932,000	7,732,929
4.25%, 10/22/2026	6,347,000	6,260,741
Bank of Nova Scotia (The) (Canada)
1.05%, 03/02/2026(b)	3,013,000	2,713,371
1.35%, 06/24/2026(b)	2,377,000	2,135,583
1.30%, 09/15/2026	2,854,000	2,539,917
Barclays PLC (United Kingdom), 5.20%, 05/12/2026(b)	6,520,000	6,484,282
BPCE S.A. (France), 3.38%, 12/02/2026	1,860,000	1,782,340
Citigroup, Inc.
3.70%, 01/12/2026	6,342,000	6,197,845
4.60%, 03/09/2026	4,763,000	4,761,965
3.40%, 05/01/2026	6,344,000	6,138,041
3.20%, 10/21/2026	9,524,000	9,114,909
4.30%, 11/20/2026(b)	3,173,000	3,135,832
Cooperatieve Rabobank U.A. (Netherlands), 3.75%, 07/21/2026(b)	4,780,000	4,568,146

	Principal Amount	Value
Banks-(continued)
Fifth Third Bank N.A., 3.85%, 03/15/2026	$2,425,000	$2,363,173
HSBC Holdings PLC (United Kingdom)
4.30%, 03/08/2026	9,605,000	9,507,981
4.38%, 11/23/2026(b)	4,777,000	4,672,263
JPMorgan Chase & Co.
3.30%, 04/01/2026(b)	7,936,000	7,701,623
3.20%, 06/15/2026(b)	5,553,000	5,356,323
2.95%, 10/01/2026(b)	9,525,000	9,073,533
7.63%, 10/15/2026	1,583,000	1,783,866
4.13%, 12/15/2026(b)	6,350,000	6,283,108
KeyBank N.A., 3.40%, 05/20/2026(b)	1,860,000	1,781,365
Lloyds Banking Group PLC (United Kingdom), 4.65%, 03/24/2026	4,830,000	4,713,141
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.85%, 03/01/2026	7,590,000	7,436,138
2.76%, 09/13/2026(b)	3,090,000	2,886,575
Mizuho Financial Group, Inc. (Japan), 2.84%, 09/13/2026(b)	3,090,000	2,876,848
NatWest Group PLC (United Kingdom), 4.80%, 04/05/2026(b)	4,830,000	4,812,881
PNC Financial Services Group, Inc. (The), 1.15%, 08/13/2026	2,200,000	1,978,004
Royal Bank of Canada (Canada), 1.15%, 07/14/2026(b)	2,382,000	2,123,670
Sumitomo Mitsui Financial Group, Inc. (Japan)
0.95%, 01/12/2026	3,090,000	2,754,168
3.78%, 03/09/2026	4,763,000	4,659,745
2.63%, 07/14/2026(b)	6,998,000	6,533,066
1.40%, 09/17/2026(b)	6,435,000	5,682,033
3.01%, 10/19/2026(b)	4,757,000	4,485,039
SVB Financial Group, 1.80%, 10/28/2026	2,060,000	1,832,962
Truist Bank
3.30%, 05/15/2026	2,420,000	2,328,192
3.80%, 10/30/2026(b)	2,790,000	2,729,754
U.S. Bancorp
Series V, 2.38%, 07/22/2026(b)	4,281,000	4,045,997
Series W, 3.10%, 04/27/2026(b)	3,173,000	3,059,868
Wells Fargo & Co.
3.00%, 04/22/2026	10,977,000	10,461,606
4.10%, 06/03/2026(b)	7,729,000	7,601,487
3.00%, 10/23/2026(b)	11,110,000	10,517,744

		211,942,192

Beverages-1.12%
Constellation Brands, Inc., 3.70%, 12/06/2026	1,908,000	1,851,720
Molson Coors Beverage Co., 3.00%, 07/15/2026(b)	6,351,000	5,960,905
PepsiCo, Inc.
2.85%, 02/24/2026(b)	2,380,000	2,319,795
2.38%, 10/06/2026	3,173,000	3,016,052

		13,148,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2022

	Principal Amount	Value
Biotechnology-3.36%
AbbVie, Inc.
3.20%, 05/14/2026	$6,351,000	$6,095,199
2.95%, 11/21/2026	12,668,000	11,973,191
Amgen, Inc., 2.60%, 08/19/2026(b)	3,969,000	3,762,833
Gilead Sciences, Inc., 3.65%, 03/01/2026 .	8,803,000	8,662,367
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/2026(b)	9,521,000	9,113,869

		39,607,459

Building Products-0.13%
Johnson Controls International PLC, 3.90%, 02/14/2026	1,545,000	1,530,388

Capital Markets-7.93%
Ameriprise Financial, Inc., 2.88%, 09/15/2026(b)	1,602,000	1,530,517
Ares Capital Corp.
3.88%, 01/15/2026	3,703,000	3,489,161
2.15%, 07/15/2026	3,178,000	2,766,226
Bank of New York Mellon Corp. (The)
0.75%, 01/28/2026	2,170,000	1,954,622
2.80%, 05/04/2026	2,327,000	2,254,284
2.45%, 08/17/2026	2,380,000	2,243,382
1.05%, 10/15/2026(b)	1,587,000	1,417,687
Blackstone Secured Lending Fund
3.63%, 01/15/2026(b)	2,605,000	2,448,125
2.75%, 09/16/2026(b)	2,159,000	1,918,553
Brookfield Finance, Inc. (Canada), 4.25%, 06/02/2026	1,703,000	1,684,907
Charles Schwab Corp. (The)
0.90%, 03/11/2026	4,003,000	3,608,507
1.15%, 05/13/2026	3,296,000	2,980,124
Credit Suisse AG (Switzerland), 1.25%, 08/07/2026(b)	5,460,000	4,723,720
Deutsche Bank AG (Germany), 1.69%, 03/19/2026	2,500,000	2,251,454
FS KKR Capital Corp., 3.40%, 01/15/2026.	3,204,000	2,921,520
Goldman Sachs BDC, Inc., 2.88%, 01/15/2026(b)	1,600,000	1,488,800
Goldman Sachs Group, Inc. (The)
3.75%, 02/25/2026	5,554,000	5,454,141
3.50%, 11/16/2026	8,724,000	8,389,673
Morgan Stanley
3.88%, 01/27/2026(b)	9,521,000	9,410,563
3.13%, 07/27/2026	9,518,000	9,084,305
6.25%, 08/09/2026(b)	2,250,000	2,398,791
4.35%, 09/08/2026	7,145,000	7,074,249
Nasdaq, Inc., 3.85%, 06/30/2026(b)	1,596,000	1,575,631
Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	4,200,000	3,703,878
Owl Rock Capital Corp.
4.25%, 01/15/2026	1,603,000	1,516,065
3.40%, 07/15/2026	3,200,000	2,868,108
State Street Corp., 2.65%, 05/19/2026(b) .	2,357,000	2,273,767

		93,430,760

Chemicals-0.88%
Ecolab, Inc., 2.70%, 11/01/2026(b)	2,385,000	2,303,603
FMC Corp., 3.20%, 10/01/2026(b)	1,603,000	1,522,158
Linde, Inc., 3.20%, 01/30/2026	2,300,000	2,259,275

	Principal Amount	Value
Chemicals-(continued)
PPG Industries, Inc., 1.20%, 03/15/2026	$2,226,000	$2,004,753
Westlake Corp., 3.60%, 08/15/2026	2,398,000	2,326,637

		10,416,426

Commercial Services & Supplies-0.13%
Republic Services, Inc., 2.90%, 07/01/2026	1,585,000	1,511,037

Communications Equipment-0.78%
Cisco Systems, Inc.
2.95%, 02/28/2026	2,380,000	2,333,711
2.50%, 09/20/2026(b)	4,765,000	4,584,058
Hughes Satellite Systems Corp., 5.25%, 08/01/2026	2,351,000	2,242,830

		9,160,599

Consumer Finance-1.04%
American Express Co., 1.65%, 11/04/2026(b)	3,493,000	3,164,792
Capital One Financial Corp., 3.75%, 07/28/2026(b)	4,764,000	4,599,404
Discover Bank, 3.45%, 07/27/2026	3,190,000	3,027,458
Synchrony Financial, 3.70%, 08/04/2026	1,591,000	1,494,519

		12,286,173

Containers & Packaging-0.37%
Berry Global, Inc., 1.57%, 01/15/2026(b)	4,838,000	4,330,879

Diversified Financial Services-2.05%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
1.75%, 01/30/2026	3,125,000	2,759,756
2.45%, 10/29/2026	11,970,000	10,577,666
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	7,935,000	7,769,074
National Rural Utilities Cooperative Finance Corp., 1.00%, 06/15/2026	1,907,000	1,713,697
Voya Financial, Inc., 3.65%, 06/15/2026(b)	1,380,000	1,343,693

		24,163,886

Diversified Telecommunication Services-1.69%
AT&T, Inc., 1.70%, 03/25/2026	9,522,000	8,717,010
Verizon Communications, Inc.
1.45%, 03/20/2026(b)	6,085,000	5,560,864
2.63%, 08/15/2026(b)	6,000,000	5,665,212

		19,943,086

Electric Utilities-3.40%
Cleco Corporate Holdings LLC, 3.74%, 05/01/2026	1,700,000	1,632,803
Commonwealth Edison Co., 2.55%, 06/15/2026	1,587,000	1,510,036
Duke Energy Carolinas LLC, 2.95%, 12/01/2026(b)	2,003,000	1,932,096
Duke Energy Corp., 2.65%, 09/01/2026	4,764,000	4,463,162
Emera US Finance L.P. (Canada), 3.55%, 06/15/2026	2,351,000	2,257,010
Entergy Arkansas LLC, 3.50%, 04/01/2026	1,880,000	1,844,143
Entergy Corp., 2.95%, 09/01/2026(b)	2,396,000	2,261,970
Exelon Corp., 3.40%, 04/15/2026(b)	2,496,000	2,426,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2022

	Principal Amount	Value
Electric Utilities-(continued)
Fortis, Inc. (Canada), 3.06%, 10/04/2026(b)	$3,490,000	$3,273,416
Pacific Gas and Electric Co., 3.15%, 01/01/2026	6,195,775	5,755,900
PPL Capital Funding, Inc., 3.10%, 05/15/2026	2,102,000	1,997,640
Southern Co. (The), 3.25%, 07/01/2026	5,557,000	5,319,570
Southwestern Electric Power Co., Series N, 1.65%, 03/15/2026	1,590,000	1,444,498
Virginia Electric & Power Co., Series A, 3.15%, 01/15/2026	2,496,000	2,427,441
Xcel Energy, Inc., 3.35%, 12/01/2026(b)	1,588,000	1,529,411

		40,075,650

Electrical Equipment-0.18%
Emerson Electric Co., 0.88%, 10/15/2026.	2,379,000	2,126,928

Electronic Equipment, Instruments & Components-0.63%
Avnet, Inc., 4.63%, 04/15/2026	1,750,000	1,735,346
CDW LLC/CDW Finance Corp., 2.67%, 12/01/2026(b)	3,196,000	2,882,180
Jabil, Inc., 1.70%, 04/15/2026	1,590,000	1,421,725
Vontier Corp., 1.80%, 04/01/2026	1,588,000	1,391,199

		7,430,450

Energy Equipment & Services-0.15%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 2.06%, 12/15/2026(b) .	1,885,000	1,719,590

Entertainment-1.38%
Activision Blizzard, Inc., 3.40%, 09/15/2026	2,703,000	2,644,199
Netflix, Inc., 4.38%, 11/15/2026(b)	3,200,000	3,108,192
TWDC Enterprises 18 Corp.
3.00%, 02/13/2026	3,173,000	3,085,941
1.85%, 07/30/2026	3,200,000	2,955,452
Walt Disney Co. (The), 1.75%, 01/13/2026	4,797,000	4,469,745

		16,263,529

Equity REITs-4.84%
American Tower Corp.
4.40%, 02/15/2026	1,585,000	1,577,139
1.60%, 04/15/2026(b)	2,222,000	1,996,619
1.45%, 09/15/2026(b)	1,900,000	1,672,663
3.38%, 10/15/2026	3,173,000	2,999,769
Boston Properties L.P.
3.65%, 02/01/2026	3,200,000	3,115,774
2.75%, 10/01/2026	3,201,000	2,987,054
Brixmor Operating Partnership L.P., 4.13%, 06/15/2026	1,904,000	1,845,377
CBRE Services, Inc., 4.88%, 03/01/2026	1,829,000	1,844,650
Crown Castle, Inc.
4.45%, 02/15/2026	2,860,000	2,851,232
3.70%, 06/15/2026(b)	2,382,000	2,312,556
1.05%, 07/15/2026(b)	3,176,000	2,787,985
Equinix, Inc., 1.45%, 05/15/2026(b)	2,218,000	1,988,225
ERP Operating L.P., 2.85%, 11/01/2026	1,557,000	1,484,868
GLP Capital L.P./GLP Financing II, Inc., 5.38%, 04/15/2026	3,096,000	3,046,317

	Principal Amount	Value
Equity REITs-(continued)
Healthpeak Properties, Inc., 3.25%, 07/15/2026(b)	$2,014,000	$1,938,970
Kimco Realty Corp., 2.80%, 10/01/2026(b)	1,566,000	1,471,585
LifeStorage L.P., 3.50%, 07/01/2026	1,903,000	1,836,271
Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	1,907,000	1,894,352
Public Storage
0.88%, 02/15/2026	1,570,000	1,416,423
1.50%, 11/09/2026(b)	2,064,000	1,878,994
Realty Income Corp.
4.88%, 06/01/2026	1,854,000	1,891,980
4.13%, 10/15/2026(b)	2,023,000	2,008,117
Sabra Health Care L.P., 5.13%, 08/15/2026	1,603,000	1,551,855
Simon Property Group L.P.
3.30%, 01/15/2026	2,605,000	2,530,720
3.25%, 11/30/2026	2,383,000	2,292,290
Ventas Realty L.P., 4.13%, 01/15/2026	1,591,000	1,564,318
Welltower, Inc., 4.25%, 04/01/2026	2,225,000	2,212,054

		56,998,157

Food & Staples Retailing-1.27%
Kroger Co. (The)
3.50%, 02/01/2026	1,591,000	1,561,124
2.65%, 10/15/2026	2,380,000	2,252,077
Sysco Corp., 3.30%, 07/15/2026	3,174,000	3,078,371
Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	4,595,000	4,466,904
Walmart, Inc., 1.05%, 09/17/2026	3,965,000	3,605,928

		14,964,404

Food Products-1.49%
Archer-Daniels-Midland Co., 2.50%, 08/11/2026	3,176,000	3,027,225
Bunge Ltd. Finance Corp., 3.25%, 08/15/2026	2,221,000	2,132,778
Hershey Co. (The), 2.30%, 08/15/2026	1,603,000	1,517,608
Ingredion, Inc., 3.20%, 10/01/2026	1,535,000	1,475,984
Kellogg Co., 3.25%, 04/01/2026	2,397,000	2,330,647
Kraft Heinz Foods Co. (The), 3.00%, 06/01/2026(b)	5,947,000	5,640,012
McCormick & Co., Inc., 0.90%, 02/15/2026	1,590,000	1,420,927

		17,545,181

Gas Utilities-0.27%
National Fuel Gas Co., 5.50%, 01/15/2026	1,573,000	1,592,000
Southern California Gas Co., Series TT, 2.60%, 06/15/2026	1,696,000	1,604,655

		3,196,655

Health Care Equipment & Supplies-0.91%
Abbott Laboratories, 3.75%, 11/30/2026	5,396,000	5,423,297
Baxter International, Inc., 2.60%, 08/15/2026	2,354,000	2,207,509
Stryker Corp., 3.50%, 03/15/2026	3,177,000	3,127,460

		10,758,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2022

	Principal Amount	Value
Health Care Providers & Services-3.27%
Cigna Corp.
4.50%, 02/25/2026	$3,911,000	$3,926,495
1.25%, 03/15/2026	2,542,000	2,295,111
CVS Health Corp., 2.88%, 06/01/2026(b)	5,553,000	5,309,406
Elevance Health, Inc., 1.50%, 03/15/2026	2,400,000	2,191,834
HCA, Inc.
5.88%, 02/15/2026(b)	4,797,000	4,970,843
5.25%, 06/15/2026	4,762,000	4,794,652
5.38%, 09/01/2026(b)	3,199,000	3,211,828
Laboratory Corp. of America Holdings, 1.55%, 06/01/2026	1,590,000	1,436,744
McKesson Corp., 1.30%, 08/15/2026	1,590,000	1,420,718
Quest Diagnostics, Inc., 3.45%, 06/01/2026	1,551,000	1,512,878
UnitedHealth Group, Inc.
1.25%, 01/15/2026	1,590,000	1,459,962
3.10%, 03/15/2026(b)	3,176,000	3,108,673
1.15%, 05/15/2026(b)	3,176,000	2,899,215

		38,538,359

Hotels, Restaurants & Leisure-1.26%
Booking Holdings, Inc., 3.60%, 06/01/2026(b)	3,175,000	3,134,192
Expedia Group, Inc., 5.00%, 02/15/2026(b)	2,383,000	2,392,419
Marriott International, Inc., Series R, 3.13%, 06/15/2026	2,385,000	2,271,352
McDonald’s Corp., 3.70%, 01/30/2026	5,553,000	5,507,470
Starbucks Corp., 2.45%, 06/15/2026(b)	1,583,000	1,503,437

		14,808,870

Household Durables-0.78%
DR Horton, Inc., 1.30%, 10/15/2026	1,907,000	1,654,598
Newell Brands, Inc., 4.45%, 04/01/2026(b)	6,295,000	5,928,442
PulteGroup, Inc., 5.50%, 03/01/2026	1,582,000	1,605,110

		9,188,150

Household Products-0.63%
Procter & Gamble Co. (The)
2.70%, 02/02/2026	1,907,000	1,865,992
1.00%, 04/23/2026	3,176,000	2,924,457
2.45%, 11/03/2026(b)	2,776,000	2,670,620

		7,461,069

Independent Power and Renewable Electricity Producers-0.19%
AES Corp. (The), 1.38%, 01/15/2026	2,535,000	2,253,432

Industrial Conglomerates-0.55%
3M Co., 2.25%, 09/19/2026(b)	2,064,000	1,929,546
Honeywell International, Inc., 2.50%, 11/01/2026	4,758,000	4,522,001

		6,451,547

Insurance-2.20%
Allstate Corp. (The), 3.28%, 12/15/2026(b)	1,749,000	1,707,264
American International Group, Inc., 3.90%, 04/01/2026	4,765,000	4,697,089

	Principal Amount	Value
Insurance-(continued)
Arch Capital Finance LLC, 4.01%, 12/15/2026	$1,564,000	$1,533,815
Chubb INA Holdings, Inc., 3.35%, 05/03/2026	4,798,000	4,703,140
CNA Financial Corp., 4.50%, 03/01/2026	1,602,000	1,609,276
Loews Corp., 3.75%, 04/01/2026	1,587,000	1,569,262
Manulife Financial Corp. (Canada), 4.15%, 03/04/2026	3,203,000	3,178,715
Marsh & McLennan Cos., Inc., 3.75%, 03/14/2026	1,904,000	1,891,142
Old Republic International Corp., 3.88%, 08/26/2026	1,803,000	1,752,195
Prudential Financial, Inc., 1.50%, 03/10/2026	1,603,000	1,470,760
Trinity Acquisition PLC, 4.40%, 03/15/2026	1,804,000	1,788,262

		25,900,920

Interactive Media & Services-0.51%
Alphabet, Inc., 2.00%, 08/15/2026(b)	6,351,000	5,993,027

Internet & Direct Marketing Retail-0.85%
Amazon.com, Inc., 1.00%, 05/12/2026(b)	8,729,000	7,915,876
eBay, Inc., 1.40%, 05/10/2026(b)	2,376,000	2,147,238

		10,063,114

IT Services-2.74%
Broadridge Financial Solutions, Inc., 3.40%, 06/27/2026	1,587,000	1,541,528
CGI, Inc. (Canada), 1.45%, 09/14/2026	1,907,000	1,690,416
DXC Technology Co., 1.80%, 09/15/2026	2,220,000	1,962,705
Fidelity National Information Services, Inc., 1.15%, 03/01/2026	4,002,000	3,555,480
Fiserv, Inc., 3.20%, 07/01/2026(b)	6,345,000	6,053,917
Global Payments, Inc.
1.20%, 03/01/2026	3,491,000	3,086,967
4.80%, 04/01/2026	2,398,000	2,382,625
International Business Machines Corp., 3.45%, 02/19/2026(b)	4,330,000	4,249,839
Mastercard, Inc., 2.95%, 11/21/2026	2,384,000	2,311,571
PayPal Holdings, Inc., 2.65%, 10/01/2026	3,969,000	3,774,242
Western Union Co. (The), 1.35%, 03/15/2026	1,902,000	1,686,914

		32,296,204

Leisure Products-0.17%
Hasbro, Inc., 3.55%, 11/19/2026	2,146,000	2,049,484

Machinery-1.87%
Caterpillar Financial Services Corp.
0.90%, 03/02/2026	2,378,000	2,161,582
1.15%, 09/14/2026(b)	1,586,000	1,424,021
CNH Industrial Capital LLC
1.88%, 01/15/2026	1,585,000	1,446,319
1.45%, 07/15/2026	1,900,000	1,686,642
Fortive Corp., 3.15%, 06/15/2026	2,857,000	2,745,418
Illinois Tool Works, Inc., 2.65%, 11/15/2026	3,174,000	3,056,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2022

	Principal Amount	Value
Machinery-(continued)
John Deere Capital Corp.
0.70%, 01/15/2026(b)	$2,854,000	$2,584,209
2.65%, 06/10/2026	1,604,000	1,542,299
1.05%, 06/17/2026	1,748,000	1,588,660
Wabtec Corp., 3.45%, 11/15/2026	2,400,000	2,239,071
Xylem, Inc., 3.25%, 11/01/2026	1,589,000	1,523,611

		21,998,372

Media-1.35%
Comcast Corp., 3.15%, 03/01/2026	6,983,000	6,807,626
Discovery Communications LLC, 4.90%, 03/11/2026(b)	2,221,000	2,221,867
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	4,441,000	4,347,489
Paramount Global, 4.00%, 01/15/2026	2,539,000	2,502,954

		15,879,936

Multiline Retail-0.26%
Target Corp., 2.50%, 04/15/2026(b)	3,169,000	3,044,802

Multi-Utilities-0.54%
CenterPoint Energy, Inc., 1.45%, 06/01/2026	1,560,000	1,410,462
Dominion Energy, Inc., Series A, 1.45%, 04/15/2026(b)	1,900,000	1,732,094
DTE Energy Co., 2.85%, 10/01/2026	1,900,000	1,788,843
San Diego Gas & Electric Co., 2.50%, 05/15/2026(b)	1,566,000	1,479,061

		6,410,460

Oil, Gas & Consumable Fuels-6.70%
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	1,749,000	1,810,544
Chevron Corp., 2.95%, 05/16/2026	7,143,000	6,931,322
Diamondback Energy, Inc., 3.25%, 12/01/2026(b)	2,476,000	2,381,895
Enbridge, Inc. (Canada)
1.60%, 10/04/2026	1,590,000	1,417,459
4.25%, 12/01/2026	2,379,000	2,347,278
Energy Transfer L.P.
4.75%, 01/15/2026	3,173,000	3,151,601
3.90%, 07/15/2026	1,749,000	1,675,501
Enterprise Products Operating LLC, 3.70%, 02/15/2026	2,781,000	2,751,675
EOG Resources, Inc., 4.15%, 01/15/2026	2,380,000	2,386,423
Equinor ASA (Norway), 1.75%, 01/22/2026	2,399,000	2,229,957
Exxon Mobil Corp.
3.04%, 03/01/2026	8,000,000	7,803,752
2.28%, 08/16/2026	3,171,000	3,002,578
Kinder Morgan, Inc., 1.75%, 11/15/2026 .	1,590,000	1,423,983
Magellan Midstream Partners L.P., 5.00%, 03/01/2026	2,064,000	2,095,349
MPLX L.P., 1.75%, 03/01/2026	4,757,000	4,313,777
ONEOK, Inc., 5.85%, 01/15/2026	1,906,000	1,958,853
Ovintiv Exploration, Inc., 5.38%, 01/01/2026	2,146,000	2,186,281
Phillips 66, 1.30%, 02/15/2026	1,566,000	1,419,951
Pioneer Natural Resources Co., 1.13%, 01/15/2026	2,382,000	2,132,267

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Plains All American Pipeline L.P./PAA Finance Corp., 4.50%, 12/15/2026	$2,379,000	$2,320,764
Sabine Pass Liquefaction LLC, 5.88%, 06/30/2026(b)	4,762,000	4,902,406
Shell International Finance B.V. (Netherlands)
2.88%, 05/10/2026(b)	5,599,000	5,409,367
2.50%, 09/12/2026	3,173,000	3,013,585
Spectra Energy Partners L.P., 3.38%, 10/15/2026	1,883,000	1,798,947
TransCanada PipeLines Ltd. (Canada), 4.88%, 01/15/2026(b)	2,700,000	2,728,230
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/2026	3,175,000	3,474,439
Valero Energy Corp., 3.40%, 09/15/2026	1,901,000	1,858,212

		78,926,396

Personal Products-0.17%
Unilever Capital Corp. (United Kingdom), 2.00%, 07/28/2026(b)	2,183,000	2,045,213

Pharmaceuticals-2.72%
Astrazeneca Finance LLC (United Kingdom), 1.20%, 05/28/2026	3,970,000	3,591,028
AstraZeneca PLC (United Kingdom), 0.70%, 04/08/2026(b)	3,809,000	3,396,452
Johnson & Johnson, 2.45%, 03/01/2026	6,351,000	6,112,216
Merck & Co., Inc., 0.75%, 02/24/2026(b)	3,174,000	2,875,064
Pfizer, Inc.
2.75%, 06/03/2026(b)	3,965,000	3,855,283
3.00%, 12/15/2026(b)	5,552,000	5,412,772
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	7,197,000	6,808,441

		32,051,256

Professional Services-0.13%
Thomson Reuters Corp. (Canada), 3.35%, 05/15/2026	1,603,000	1,556,386

Road & Rail-0.87%
Canadian National Railway Co. (Canada), 2.75%, 03/01/2026	1,596,000	1,531,203
Canadian Pacific Railway Co. (Canada), 1.75%, 12/02/2026(b)	3,178,000	2,888,816
CSX Corp., 2.60%, 11/01/2026(b)	2,184,000	2,072,833
Norfolk Southern Corp., 2.90%, 06/15/2026	1,903,000	1,822,158
Union Pacific Corp., 2.75%, 03/01/2026	2,060,000	1,981,009

		10,296,019

Semiconductors & Semiconductor Equipment-1.12%
Analog Devices, Inc., 3.50%, 12/05/2026	2,861,000	2,818,897
Intel Corp., 2.60%, 05/19/2026(b)	3,174,000	3,042,522
Marvell Technology, Inc., 1.65%, 04/15/2026(b)	1,573,000	1,417,947
NVIDIA Corp., 3.20%, 09/16/2026	3,199,000	3,154,740
Skyworks Solutions, Inc., 1.80%, 06/01/2026	1,543,000	1,376,920
Texas Instruments, Inc., 1.13%, 09/15/2026(b)	1,563,000	1,420,340

		13,231,366

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2022

	Principal Amount	Value
Software-3.30%
Citrix Systems, Inc., 1.25%, 03/01/2026	$2,352,000	$2,302,834
Fortinet, Inc., 1.00%, 03/15/2026	1,559,000	1,379,196
Microsoft Corp., 2.40%, 08/08/2026	12,689,000	12,115,035
Oracle Corp.
1.65%, 03/25/2026	8,730,000	7,872,880
2.65%, 07/15/2026	9,525,000	8,799,310
Roper Technologies, Inc., 3.80%, 12/15/2026	2,223,000	2,181,400
VMware, Inc., 1.40%, 08/15/2026	4,763,000	4,208,969

		38,859,624

Specialty Retail-3.17%
Dell International LLC/EMC Corp.
6.02%, 06/15/2026(b)	14,213,000	14,786,433
4.90%, 10/01/2026	5,467,000	5,498,302
Home Depot, Inc. (The)
3.00%, 04/01/2026	4,128,000	4,015,394
2.13%, 09/15/2026	3,176,000	2,988,839
Lowe’s Cos., Inc., 2.50%, 04/15/2026(b)	4,284,000	4,079,513
O’Reilly Automotive, Inc., 3.55%, 03/15/2026	1,557,000	1,521,364
Ross Stores, Inc., 0.88%, 04/15/2026	1,585,000	1,407,159
TJX Cos., Inc. (The), 2.25%, 09/15/2026(b)	3,174,000	3,006,124

		37,303,128

Technology Hardware, Storage & Peripherals-3.57%
Apple, Inc.
0.70%, 02/08/2026(b)	7,933,000	7,180,400
3.25%, 02/23/2026(b)	10,314,000	10,151,896
2.45%, 08/04/2026	7,137,000	6,800,200
2.05%, 09/11/2026	6,344,000	5,942,234
Hewlett Packard Enterprise Co., 1.75%, 04/01/2026(b)	2,349,000	2,156,156
HP, Inc., 1.45%, 06/17/2026(b)	3,128,000	2,801,060
Western Digital Corp., 4.75%, 02/15/2026(b)	7,298,000	7,038,921

		42,070,867

Textiles, Apparel & Luxury Goods-0.26%
NIKE, Inc., 2.38%, 11/01/2026(b)	3,178,000	3,024,386

Tobacco-1.11%
Altria Group, Inc., 2.63%, 09/16/2026(b)	1,587,000	1,486,614
BAT Capital Corp. (United Kingdom), 3.22%, 09/06/2026(b)	3,174,000	2,971,713
BAT International Finance PLC (United Kingdom), 1.67%, 03/25/2026	4,762,000	4,261,413
Philip Morris International, Inc.
2.75%, 02/25/2026(b)	2,377,000	2,259,520
0.88%, 05/01/2026(b)	2,379,000	2,118,666

		13,097,926

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Principal Amount	Value
Trading Companies & Distributors-0.64%
Air Lease Corp.
2.88%, 01/15/2026(b)	$4,600,000	$4,251,252
1.88%, 08/15/2026	3,804,000	3,337,744

		7,588,996

Wireless Telecommunication Services-0.87%
Rogers Communications, Inc. (Canada), 2.90%, 11/15/2026	1,599,000	1,510,066
T-Mobile USA, Inc.
2.25%, 02/15/2026(b)	5,696,000	5,244,592
2.63%, 04/15/2026	3,813,000	3,531,239

		10,285,897

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,237,957,504)		1,166,202,720

	Shares
Money Market Funds-0.21%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $2,406,597)	2,406,597	2,406,597

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.17% (Cost $1,240,364,101)		1,168,609,317

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.50%
Invesco Private Government Fund, 2.29%(c)(d)(e)	24,753,126	24,753,126
Invesco Private Prime Fund, 2.37%(c)(d)(e)	63,644,532	63,650,897

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $88,400,961)		88,404,023

TOTAL INVESTMENTS IN SECURITIES-106.67% (Cost $1,328,765,062)		1,257,013,340
OTHER ASSETS LESS LIABILITIES-(6.67)%		(78,558,664)

NET ASSETS-100.00%		$1,178,454,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$308,700	$51,781,214	$(49,683,317)	$-	$-	$2,406,597	$25,330

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	19,023,489	92,330,452	(86,600,815)	-	-	24,753,126	102,727	*

Invesco Private Prime Fund	44,388,142	156,090,911	(136,814,605)	3,061	(16,612)	63,650,897	298,867	*

Total	$63,720,331	$300,202,577	$(273,098,737)	$3,061	$(16,612)	$90,810,620	$426,924

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.99%
Aerospace & Defense-1.97%
Boeing Co. (The), 5.04%, 05/01/2027	$3,072,000	$3,069,359
General Dynamics Corp.
3.50%, 04/01/2027	1,155,000	1,132,157
2.63%, 11/15/2027	769,000	716,730
Howmet Aerospace, Inc., 5.90%, 02/01/2027	959,000	965,660
Huntington Ingalls Industries, Inc., 3.48%, 12/01/2027	918,000	855,582
Northrop Grumman Corp., 3.20%, 02/01/2027	1,152,000	1,115,192
Raytheon Technologies Corp., 3.13%, 05/04/2027(b)	1,679,000	1,607,112

		9,461,792

Air Freight & Logistics-0.31%
United Parcel Service, Inc., 3.05%, 11/15/2027(b)	1,542,000	1,504,800

Airlines-0.64%
Southwest Airlines Co., 5.13%, 06/15/2027(b)	3,002,000	3,065,818

Auto Components-0.52%
BorgWarner, Inc., 2.65%, 07/01/2027(b)	1,683,000	1,534,836
Lear Corp., 3.80%, 09/15/2027(b)	1,003,000	949,914

		2,484,750

Automobiles-3.40%
American Honda Finance Corp., 2.35%, 01/08/2027	768,000	714,394
General Motors Co.
4.20%, 10/01/2027(b)	1,151,000	1,108,394
6.80%, 10/01/2027	1,551,000	1,656,523
General Motors Financial Co., Inc.
4.35%, 01/17/2027(b)	1,910,000	1,848,016
2.35%, 02/26/2027(b)	1,530,000	1,360,357
5.00%, 04/09/2027	1,920,000	1,898,153
2.70%, 08/20/2027	1,373,000	1,221,966
Honda Motor Co. Ltd. (Japan), 2.53%, 03/10/2027(b)	1,538,000	1,440,458
Toyota Motor Credit Corp.
3.20%, 01/11/2027(b)	1,149,000	1,114,761
1.90%, 01/13/2027(b)	1,157,000	1,062,973
3.05%, 03/22/2027(b)	2,154,000	2,072,546
1.15%, 08/13/2027(b)	919,000	802,743

		16,301,284

Banks-12.13%
Banco Santander S.A. (Spain), 4.25%, 04/11/2027	1,400,000	1,348,289
Bank of America Corp.
3.25%, 10/21/2027(b)	3,814,000	3,615,554
Series L, 4.18%, 11/25/2027	3,054,000	2,984,821
Bank of Montreal (Canada), 2.65%, 03/08/2027(b)	1,897,000	1,769,695
Bank of Nova Scotia (The) (Canada)
1.95%, 02/02/2027(b)	1,137,000	1,025,075
2.95%, 03/11/2027(b)	1,036,000	974,220

	Principal Amount	Value
Banks-(continued)
Canadian Imperial Bank of Commerce (Canada), 3.45%, 04/07/2027(b)	$1,490,000	$1,430,789
Citigroup, Inc., 4.45%, 09/29/2027	5,878,000	5,746,397
Fifth Third Bancorp, 2.55%, 05/05/2027	1,164,000	1,074,669
Fifth Third Bank N.A., 2.25%, 02/01/2027(b)	1,000,000	923,441
JPMorgan Chase & Co.
8.00%, 04/29/2027	760,000	876,432
4.25%, 10/01/2027	2,293,000	2,274,071
3.63%, 12/01/2027(b)	1,676,000	1,604,123
KeyCorp, 2.25%, 04/06/2027	1,237,000	1,114,540
Lloyds Banking Group PLC (United Kingdom), 3.75%, 01/11/2027	1,850,000	1,767,950
Manufacturers and Traders Trust Co., 3.40%, 08/17/2027	750,000	706,682
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.68%, 02/22/2027(b)	1,527,000	1,470,842
3.29%, 07/25/2027	1,493,000	1,406,441
Mizuho Financial Group, Inc. (Japan)
3.66%, 02/28/2027	800,000	765,017
3.17%, 09/11/2027	1,700,000	1,571,549
PNC Bank N.A., 3.10%, 10/25/2027(b)	1,400,000	1,335,245
PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027(b)	1,112,000	1,067,005
Royal Bank of Canada (Canada)
2.05%, 01/21/2027	746,000	679,924
3.63%, 05/04/2027(b)	1,822,000	1,761,813
Santander Holdings USA, Inc., 4.40%, 07/13/2027	1,603,000	1,547,265
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.45%, 01/11/2027(b)	1,864,000	1,779,696
2.17%, 01/14/2027	800,000	722,794
3.36%, 07/12/2027	2,675,000	2,537,990
3.35%, 10/18/2027	1,112,000	1,046,720
Toronto-Dominion Bank (The) (Canada)
1.95%, 01/12/2027(b)	1,127,000	1,023,595
2.80%, 03/10/2027	1,664,000	1,563,281
4.11%, 06/08/2027	2,086,000	2,068,070
Truist Financial Corp., 1.13%, 08/03/2027(b)	1,115,000	961,363
U.S. Bancorp, Series X, 3.15%, 04/27/2027(b)	1,937,000	1,870,862
Wells Fargo & Co., 4.30%, 07/22/2027	3,799,000	3,739,266

		58,155,486

Beverages-1.89%
Coca-Cola Co. (The)
3.38%, 03/25/2027(b)	1,541,000	1,526,549
2.90%, 05/25/2027	773,000	748,222
1.45%, 06/01/2027(b)	2,307,000	2,089,266
Constellation Brands, Inc.
3.50%, 05/09/2027	773,000	740,452
4.35%, 05/09/2027(b)	1,000,000	998,774

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2022

	Principal Amount	Value
Beverages-(continued)
PepsiCo, Inc.
2.63%, 03/19/2027(b)	$773,000	$734,842
3.00%, 10/15/2027(b)	2,301,000	2,230,730

		9,068,835

Biotechnology-1.41%
Amgen, Inc.
2.20%, 02/21/2027	2,691,000	2,478,276
3.20%, 11/02/2027(b)	1,526,000	1,463,086
Gilead Sciences, Inc.
2.95%, 03/01/2027(b)	1,911,000	1,814,587
1.20%, 10/01/2027	1,145,000	991,091

		6,747,040

Building Products-0.18%
Carlisle Cos., Inc., 3.75%, 12/01/2027	922,000	877,234

Capital Markets-6.58%
Ares Capital Corp., 2.88%, 06/15/2027(b)	806,000	703,910
Bank of New York Mellon Corp. (The)
2.05%, 01/26/2027(b)	1,000,000	923,268
3.25%, 05/16/2027(b)	2,540,000	2,462,483
BlackRock, Inc., 3.20%, 03/15/2027	1,075,000	1,060,300
Blackstone Secured Lending Fund, 2.13%, 02/15/2027	664,000	552,031
Cboe Global Markets, Inc., 3.65%, 01/12/2027	996,000	977,718
Charles Schwab Corp. (The)
3.20%, 03/02/2027	1,002,000	972,357
2.45%, 03/03/2027(b)	2,305,000	2,154,845
3.30%, 04/01/2027	1,136,000	1,105,665
FactSet Research Systems, Inc., 2.90%, 03/01/2027(b)	766,000	721,544
FS KKR Capital Corp., 3.25%, 07/15/2027	765,000	665,183
Goldman Sachs Group, Inc. (The)
5.95%, 01/15/2027	1,212,000	1,272,881
3.85%, 01/26/2027	4,582,000	4,448,403
Jefferies Group LLC/Jefferies Group Capital
Finance, Inc., 4.85%, 01/15/2027(b)	1,153,000	1,147,653
Morgan Stanley
3.63%, 01/20/2027(b)	4,576,000	4,456,713
3.95%, 04/23/2027(b)	3,052,000	2,964,032
Nomura Holdings, Inc. (Japan)
2.33%, 01/22/2027	2,000,000	1,784,390
5.39%, 07/06/2027(b)	800,000	807,024
Northern Trust Corp., 4.00%, 05/10/2027(b)	1,000,000	998,469
Owl Rock Capital Corp., 2.63%, 01/15/2027.	765,000	646,793
S&P Global, Inc., 2.95%, 01/22/2027(b)	757,000	728,521

		31,554,183

Chemicals-2.28%
Air Products and Chemicals, Inc., 1.85%, 05/15/2027(b)	993,000	905,387
Albemarle Corp., 4.65%, 06/01/2027	1,000,000	994,856
Celanese US Holdings LLC, 6.17%, 07/15/2027(b)	3,070,000	3,079,828
Ecolab, Inc.
1.65%, 02/01/2027(b)	766,000	699,338
3.25%, 12/01/2027	772,000	755,236

	Principal Amount	Value
Chemicals-(continued)
LYB International Finance II B.V., 3.50%, 03/02/2027	$1,283,000	$1,219,799
Mosaic Co. (The), 4.05%, 11/15/2027	1,079,000	1,048,418
Sherwin-Williams Co. (The), 3.45%, 06/01/2027(b)	2,306,000	2,211,563

		10,914,425

Commercial Services & Supplies-0.74%
Cintas Corp. No. 2, 3.70%, 04/01/2027	1,536,000	1,517,505
Republic Services, Inc., 3.38%, 11/15/2027 .	997,000	951,679
Waste Management, Inc., 3.15%, 11/15/2027(b)	1,152,000	1,102,625

		3,571,809

Communications Equipment-0.15%
Nokia OYJ (Finland), 4.38%, 06/12/2027	764,000	729,440

Construction Materials-0.15%
Martin Marietta Materials, Inc., 3.50%, 12/15/2027(b)	765,000	732,499

Consumer Finance-2.66%
Ally Financial, Inc., 4.75%, 06/09/2027(b)	780,000	762,503
American Express Co.
2.55%, 03/04/2027	2,657,000	2,472,548
3.30%, 05/03/2027	2,510,000	2,406,813
Capital One Financial Corp.
3.75%, 03/09/2027(b)	2,899,000	2,792,315
3.65%, 05/11/2027(b)	1,540,000	1,475,788
Discover Financial Services, 4.10%, 02/09/2027(b)	1,524,000	1,466,586
Synchrony Financial, 3.95%, 12/01/2027	1,494,000	1,361,418

		12,737,971

Containers & Packaging-0.15%
Packaging Corp. of America, 3.40%, 12/15/2027	765,000	724,121

Diversified Financial Services-0.63%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.65%, 07/21/2027	1,510,000	1,387,716
4.63%, 10/15/2027	950,000	901,931
ORIX Corp. (Japan), 3.70%, 07/18/2027	765,000	734,256

		3,023,903

Diversified Telecommunication Services-3.29%
AT&T, Inc.
4.25%, 03/01/2027(b)	2,298,000	2,281,831
2.30%, 06/01/2027(b)	3,843,000	3,505,018
Telefonica Emisiones S.A. (Spain), 4.10%, 03/08/2027(b)	2,370,000	2,304,701
TELUS Corp. (Canada)
2.80%, 02/16/2027	917,000	864,592
3.70%, 09/15/2027	799,000	781,187
Verizon Communications, Inc.
4.13%, 03/16/2027(b)	4,999,000	4,976,368
3.00%, 03/22/2027	1,141,000	1,081,958

		15,795,655

Electric Utilities-3.32%
American Electric Power Co., Inc., 3.20%, 11/13/2027	766,000	723,576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2022

	Principal Amount	Value
Electric Utilities-(continued)
Duke Energy Corp., 3.15%, 08/15/2027	$1,201,000	$1,135,420
Duke Energy Florida LLC, 3.20%, 01/15/2027	992,000	962,972
Edison International, 5.75%, 06/15/2027	912,000	926,351
Eversource Energy
2.90%, 03/01/2027	996,000	936,467
4.60%, 07/01/2027	38,000	38,193
ITC Holdings Corp., 3.35%, 11/15/2027(b)	766,000	726,028
NextEra Energy Capital Holdings, Inc.
1.88%, 01/15/2027	1,540,000	1,385,054
3.55%, 05/01/2027	2,300,000	2,219,260
4.63%, 07/15/2027	1,920,000	1,932,074
Pacific Gas and Electric Co., 2.10%, 08/01/2027	1,527,000	1,294,859
Southern California Edison Co., Series D, 4.70%, 06/01/2027	914,000	918,568
Virginia Electric & Power Co.
Series A, 3.50%, 03/15/2027	1,157,000	1,128,529
Series B, 3.75%, 05/15/2027(b)	920,000	906,023
Xcel Energy, Inc., 1.75%, 03/15/2027(b)	766,000	689,570

		15,922,944

Electrical Equipment-0.36%
Eaton Corp., 3.10%, 09/15/2027	1,077,000	1,025,871
Emerson Electric Co., 1.80%, 10/15/2027	763,000	686,670

		1,712,541

Electronic Equipment, Instruments & Components-0.38%
Jabil, Inc., 4.25%, 05/15/2027(b)	760,000	737,815
Keysight Technologies, Inc., 4.60%, 04/06/2027	1,075,000	1,080,612

		1,818,427

Energy Equipment & Services-0.40%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027(b)	2,062,000	1,934,248

Entertainment-0.66%
Take-Two Interactive Software, Inc., 3.70%, 04/14/2027	926,000	893,071
TWDC Enterprises 18 Corp., 2.95%, 06/15/2027(b)	1,534,000	1,476,805
Walt Disney Co. (The), 3.70%, 03/23/2027	781,000	778,143

		3,148,019

Equity REITs-3.66%
American Tower Corp.
2.75%, 01/15/2027	1,145,000	1,050,839
3.65%, 03/15/2027	993,000	946,671
3.55%, 07/15/2027	1,143,000	1,081,415
Crown Castle, Inc.
4.00%, 03/01/2027(b)	803,000	781,406
2.90%, 03/15/2027(b)	1,147,000	1,065,338
3.65%, 09/01/2027	1,524,000	1,454,257
Digital Realty Trust L.P., 3.70%, 08/15/2027	1,673,000	1,603,838
Healthcare Realty Holdings L.P., 3.75%, 07/01/2027	769,000	737,716
Mid-America Apartments L.P., 3.60%, 06/01/2027	919,000	884,216

	Principal Amount	Value
Equity REITs-(continued)
Omega Healthcare Investors, Inc., 4.50%, 04/01/2027(b)	$1,066,000	$1,023,510
Public Storage, 3.09%, 09/15/2027	765,000	733,024
Realty Income Corp.
3.00%, 01/15/2027	921,000	868,613
3.95%, 08/15/2027	911,000	892,768
Regency Centers L.P., 3.60%, 02/01/2027	799,000	767,374
Simon Property Group L.P.
1.38%, 01/15/2027(b)	846,000	749,132
3.38%, 06/15/2027	1,150,000	1,105,055
3.38%, 12/01/2027	1,152,000	1,090,825
Welltower, Inc., 2.70%, 02/15/2027	768,000	714,797

		17,550,794

Food & Staples Retailing-1.09%
Costco Wholesale Corp.
3.00%, 05/18/2027(b)	1,535,000	1,498,670
1.38%, 06/20/2027(b)	1,907,000	1,715,079
Kroger Co. (The), 3.70%, 08/01/2027	919,000	898,124
Sysco Corp., 3.25%, 07/15/2027	1,155,000	1,096,521

		5,208,394

Food Products-2.31%
Bunge Ltd. Finance Corp., 3.75%, 09/25/2027(b)	920,000	893,467
Conagra Brands, Inc., 1.38%, 11/01/2027	1,541,000	1,292,261
General Mills, Inc., 3.20%, 02/10/2027(b)	1,151,000	1,111,932
JM Smucker Co. (The), 3.38%, 12/15/2027(b)	765,000	731,344
Kellogg Co., 3.40%, 11/15/2027(b)	920,000	876,392
Kraft Heinz Foods Co. (The), 3.88%, 05/15/2027(b)	2,054,000	1,989,173
McCormick & Co., Inc., 3.40%, 08/15/2027 .	1,151,000	1,112,945
Mondelez International, Inc., 2.63%, 03/17/2027	1,147,000	1,071,711
Tyson Foods, Inc., 3.55%, 06/02/2027	2,065,000	1,986,168

		11,065,393

Gas Utilities-0.37%
Atmos Energy Corp., 3.00%, 06/15/2027	767,000	734,329
Southern California Gas Co., 2.95%, 04/15/2027	1,072,000	1,023,613

		1,757,942

Health Care Equipment & Supplies-0.95%
Baxter International, Inc., 1.92%, 02/01/2027	2,200,000	1,984,263
Becton, Dickinson and Co., 3.70%, 06/06/2027(b)	2,652,000	2,581,313

		4,565,576

Health Care Providers & Services-4.77%
AmerisourceBergen Corp., 3.45%, 12/15/2027	1,151,000	1,100,767
Cardinal Health, Inc., 3.41%, 06/15/2027(b)	1,872,000	1,805,917
Cigna Corp.
3.40%, 03/01/2027	2,029,000	1,946,456
3.05%, 10/15/2027	833,000	778,270
CVS Health Corp.
3.63%, 04/01/2027	1,205,000	1,174,921
1.30%, 08/21/2027(b)	3,417,000	2,965,289

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2022

	Principal Amount	Value
Health Care Providers & Services-(continued)
Elevance Health, Inc., 3.65%, 12/01/2027	$2,462,000	$2,390,660
HCA, Inc., 4.50%, 02/15/2027(b)	1,885,000	1,844,534
Humana, Inc.
1.35%, 02/03/2027	1,137,000	996,579
3.95%, 03/15/2027	920,000	897,204
Kaiser Foundation Hospitals, 3.15%, 05/01/2027	873,000	844,535
Laboratory Corp. of America Holdings, 3.60%, 09/01/2027(b)	1,000,000	972,459
SSM Health Care Corp., Series A, 3.82%, 06/01/2027	804,000	791,093
UnitedHealth Group, Inc.
3.45%, 01/15/2027(b)	1,150,000	1,132,317
3.38%, 04/15/2027	951,000	932,345
3.70%, 05/15/2027(b)	920,000	911,376
2.95%, 10/15/2027	1,463,000	1,393,186

		22,877,908

Hotels, Restaurants & Leisure-1.12%
Darden Restaurants, Inc., 3.85%, 05/01/2027	792,000	766,756
Expedia Group, Inc., 4.63%, 08/01/2027	1,148,000	1,120,440
McDonald’s Corp.
3.50%, 03/01/2027	1,299,000	1,281,318
3.50%, 07/01/2027	1,536,000	1,497,471
Starbucks Corp., 2.00%, 03/12/2027	763,000	697,075

		5,363,060

Household Durables-0.74%
D.R. Horton, Inc., 1.40%, 10/15/2027(b)	763,000	640,843
Leggett & Platt, Inc., 3.50%, 11/15/2027	766,000	717,093
Lennar Corp., 4.75%, 11/29/2027	1,384,000	1,352,513
PulteGroup, Inc., 5.00%, 01/15/2027(b)	813,000	816,891

		3,527,340

Household Products-0.85%
Kimberly-Clark Corp., 1.05%, 09/15/2027(b)	923,000	810,282
Procter & Gamble Co. (The)
1.90%, 02/01/2027(b)	1,536,000	1,441,394
2.80%, 03/25/2027	762,000	735,676
2.85%, 08/11/2027	1,144,000	1,101,455

		4,088,807

Independent Power and Renewable Electricity Producers-0.22%
NSTAR Electric Co., 3.20%, 05/15/2027	1,070,000	1,034,573

Industrial Conglomerates-0.54%
3M Co., 2.88%, 10/15/2027(b)	1,302,000	1,230,629
Honeywell International, Inc., 1.10%, 03/01/2027(b)	1,540,000	1,377,868

		2,608,497

Insurance-1.79%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	770,000	756,104
Aon Corp., 8.21%, 01/01/2027	800,000	858,740
Aon Corp./Aon Global Holdings PLC, 2.85%, 05/28/2027	895,000	837,707
Berkshire Hathaway Finance Corp., 2.30%, 03/15/2027(b)	1,147,000	1,082,459

	Principal Amount	Value
Insurance-(continued)
Brighthouse Financial, Inc., 3.70%, 06/22/2027(b)	$1,709,000	$1,626,077
CNA Financial Corp., 3.45%, 08/15/2027	763,000	721,732
Manulife Financial Corp. (Canada), 2.48%, 05/19/2027(b)	763,000	702,564
Progressive Corp. (The)
2.45%, 01/15/2027	769,000	728,236
2.50%, 03/15/2027	766,000	722,063
Willis North America, Inc., 4.65%, 06/15/2027(b)	571,000	563,541

		8,599,223

Interactive Media & Services-0.28%
Alphabet, Inc., 0.80%, 08/15/2027	1,541,000	1,349,028

Internet & Direct Marketing Retail-2.48%
Amazon.com, Inc.
3.30%, 04/13/2027(b)	3,070,000	3,004,346
1.20%, 06/03/2027	1,907,000	1,699,050
3.15%, 08/22/2027(b)	5,378,000	5,205,373
eBay, Inc., 3.60%, 06/05/2027(b)	1,299,000	1,257,681
QVC, Inc., 4.75%, 02/15/2027(b)	884,000	731,457

		11,897,907

IT Services-2.66%
Fidelity National Information Services, Inc., 4.70%, 07/15/2027	768,000	767,777
Fiserv, Inc., 2.25%, 06/01/2027(b)	1,531,000	1,381,796
Global Payments, Inc., 2.15%, 01/15/2027	1,157,000	1,030,101
International Business Machines Corp.
3.30%, 01/27/2027	800,000	776,320
2.20%, 02/09/2027	960,000	886,408
1.70%, 05/15/2027(b)	1,950,000	1,759,652
Mastercard, Inc., 3.30%, 03/26/2027	1,531,000	1,502,042
PayPal Holdings, Inc., 3.90%, 06/01/2027(b)	769,000	760,706
Visa, Inc.
1.90%, 04/15/2027(b)	2,289,000	2,115,322
0.75%, 08/15/2027	752,000	653,488
2.75%, 09/15/2027	1,155,000	1,106,154

		12,739,766

Leisure Products-0.15%
Hasbro, Inc., 3.50%, 09/15/2027(b)	762,000	723,527

Machinery-1.85%
Caterpillar Financial Services Corp.
1.70%, 01/08/2027(b)	766,000	702,552
1.10%, 09/14/2027(b)	1,155,000	1,012,357
CNH Industrial N.V. (United Kingdom), 3.85%, 11/15/2027	764,000	725,882
John Deere Capital Corp.
1.70%, 01/11/2027(b)	806,000	737,077
2.35%, 03/08/2027(b)	766,000	719,102
1.75%, 03/09/2027	767,000	701,024
2.80%, 09/08/2027(b)	768,000	731,270
Otis Worldwide Corp., 2.29%, 04/05/2027(b)	763,000	697,641

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2022

	Principal Amount	Value
Machinery-(continued)
Parker-Hannifin Corp.
3.25%, 03/01/2027	$1,072,000	$1,030,620
4.25%, 09/15/2027	1,840,000	1,825,078

		8,882,603

Media-1.28%
Comcast Corp.
2.35%, 01/15/2027(b)	2,150,000	2,007,507
3.30%, 02/01/2027	1,919,000	1,857,020
3.30%, 04/01/2027	1,297,000	1,256,101
Paramount Global, 2.90%, 01/15/2027(b)	1,073,000	999,496

		6,120,124

Metals & Mining-0.16%
Nucor Corp., 4.30%, 05/23/2027	760,000	757,290

Multiline Retail-0.49%
Dollar General Corp., 3.88%, 04/15/2027(b) .	919,000	904,646
Target Corp., 1.95%, 01/15/2027(b)	1,540,000	1,436,840

		2,341,486

Multi-Utilities-0.81%
Ameren Corp., 1.95%, 03/15/2027	766,000	687,076
NiSource, Inc., 3.49%, 05/15/2027	1,494,000	1,432,868
Sempra Energy, 3.25%, 06/15/2027	1,142,000	1,083,919
WEC Energy Group, Inc., 1.38%, 10/15/2027	768,000	665,413

		3,869,276

Oil, Gas & Consumable Fuels-7.37%
Boardwalk Pipelines L.P., 4.45%, 07/15/2027	763,000	733,754
BP Capital Markets America, Inc., 3.54%, 04/06/2027(b)	772,000	753,642
BP Capital Markets PLC (United Kingdom), 3.28%, 09/19/2027	2,293,000	2,201,782
Canadian Natural Resources Ltd. (Canada), 3.85%, 06/01/2027	1,910,000	1,827,885
Cenovus Energy, Inc. (Canada), 4.25%, 04/15/2027(b)	1,471,000	1,452,675
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	2,290,000	2,291,469
Chevron Corp., 2.00%, 05/11/2027	1,526,000	1,412,550
Chevron USA, Inc., 1.02%, 08/12/2027(b)	1,155,000	1,007,350
DCP Midstream Operating L.P., 5.63%, 07/15/2027(b)	760,000	767,463
Enbridge, Inc. (Canada), 3.70%, 07/15/2027	1,098,000	1,054,517
Energy Transfer L.P.
4.40%, 03/15/2027	1,073,000	1,042,156
4.20%, 04/15/2027	974,000	936,641
4.00%, 10/01/2027	1,147,000	1,092,940
Enterprise Products Operating LLC, 3.95%, 02/15/2027	880,000	872,501
EQT Corp., 3.90%, 10/01/2027(b)	1,922,000	1,821,931
Equinor ASA (Norway), 3.00%, 04/06/2027(b)	762,000	730,638
Exxon Mobil Corp., 3.29%, 03/19/2027(b)	1,531,000	1,505,390
Hess Corp., 4.30%, 04/01/2027(b)	1,526,000	1,492,860
Marathon Oil Corp., 4.40%, 07/15/2027(b)	1,539,000	1,497,587
MPLX L.P., 4.13%, 03/01/2027	1,904,000	1,850,396

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
ONEOK, Inc., 4.00%, 07/13/2027(b)	$760,000	$728,093
Sabine Pass Liquefaction LLC, 5.00%, 03/15/2027	2,302,000	2,299,860
Targa Resources Corp., 5.20%, 07/01/2027(b)	1,152,000	1,152,457
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.50%, 07/15/2027	1,080,000	1,112,465
TC PipeLines L.P., 3.90%, 05/25/2027	769,000	748,960
Valero Energy Corp., 2.15%, 09/15/2027	913,000	819,324
Williams Cos., Inc. (The), 3.75%, 06/15/2027	2,226,000	2,153,395

		35,360,681

Personal Products-0.48%
Estee Lauder Cos., Inc. (The), 3.15%, 03/15/2027	761,000	743,501
Unilever Capital Corp. (United Kingdom), 2.90%, 05/05/2027	1,605,000	1,543,041

		2,286,542

Pharmaceuticals-3.39%
AstraZeneca PLC (United Kingdom), 3.13%, 06/12/2027	1,201,000	1,160,546
Bristol-Myers Squibb Co.
3.25%, 02/27/2027	780,000	766,171
1.13%, 11/13/2027(b)	1,511,000	1,336,557
Eli Lilly and Co., 3.10%, 05/15/2027	618,000	603,580
Johnson & Johnson
2.95%, 03/03/2027(b)	1,604,000	1,561,707
0.95%, 09/01/2027	2,295,000	2,024,081
Merck & Co., Inc., 1.70%, 06/10/2027	2,305,000	2,096,088
Novartis Capital Corp. (Switzerland)
2.00%, 02/14/2027	1,921,000	1,788,042
3.10%, 05/17/2027	1,534,000	1,494,896
Royalty Pharma PLC, 1.75%, 09/02/2027(b) .	1,530,000	1,333,120
Viatris, Inc., 2.30%, 06/22/2027(b)	1,147,000	990,131
Zoetis, Inc., 3.00%, 09/12/2027	1,146,000	1,088,877

		16,243,796

Road & Rail-0.71%
Burlington Northern Santa Fe LLC, 3.25%, 06/15/2027	758,000	741,379
CSX Corp., 3.25%, 06/01/2027(b)	1,311,000	1,266,059
Union Pacific Corp.
2.15%, 02/05/2027(b)	763,000	710,224
3.00%, 04/15/2027(b)	741,000	713,385

		3,431,047

Semiconductors & Semiconductor Equipment-3.20%
Applied Materials, Inc., 3.30%, 04/01/2027(b)	1,840,000	1,804,737
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027(b)	4,937,000	4,755,261
Intel Corp.
3.75%, 03/25/2027	1,537,000	1,521,125
3.15%, 05/11/2027(b)	1,540,000	1,488,823
Maxim Integrated Products, Inc., 3.45%, 06/15/2027	756,000	728,032

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2022

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-(continued)
Micron Technology, Inc., 4.19%, 02/15/2027(b)	$1,377,000	$1,343,581
QUALCOMM, Inc., 3.25%, 05/20/2027(b)	3,051,000	2,984,505
Texas Instruments, Inc., 2.90%, 11/03/2027	767,000	733,517

		15,359,581

Software-4.57%
Adobe, Inc., 2.15%, 02/01/2027	1,309,000	1,229,688
Autodesk, Inc., 3.50%, 06/15/2027	770,000	743,838
Citrix Systems, Inc., 4.50%, 12/01/2027	1,178,000	1,173,233
Intuit, Inc., 1.35%, 07/15/2027	773,000	682,332
Microsoft Corp., 3.30%, 02/06/2027	6,145,000	6,051,881
Oracle Corp.
2.80%, 04/01/2027	3,437,000	3,152,630
3.25%, 11/15/2027(b)	4,227,000	3,910,484
Roper Technologies, Inc., 1.40%, 09/15/2027	1,075,000	923,232
VMware, Inc.
4.65%, 05/15/2027	761,000	755,590
3.90%, 08/21/2027(b)	1,911,000	1,826,877
Workday, Inc., 3.50%, 04/01/2027(b)	1,530,000	1,462,718

		21,912,503

Specialty Retail-1.88%
AutoZone, Inc., 3.75%, 06/01/2027(b)	920,000	900,673
Home Depot, Inc. (The)
2.50%, 04/15/2027(b)	1,155,000	1,093,617
2.88%, 04/15/2027	1,157,000	1,114,273
2.80%, 09/14/2027(b)	1,544,000	1,472,753
Lowe’s Cos., Inc.
3.35%, 04/01/2027(b)	1,157,000	1,118,043
3.10%, 05/03/2027(b)	2,303,000	2,191,606
O’Reilly Automotive, Inc., 3.60%, 09/01/2027	1,150,000	1,111,994

		9,002,959

Technology Hardware, Storage & Peripherals-2.89%
Apple, Inc.
3.35%, 02/09/2027(b)	3,457,000	3,404,555
3.20%, 05/11/2027(b)	3,073,000	3,004,636
3.00%, 06/20/2027	1,542,000	1,500,608
2.90%, 09/12/2027	3,073,000	2,948,862
3.00%, 11/13/2027	2,302,000	2,212,310
NetApp, Inc., 2.38%, 06/22/2027(b)	842,000	780,006

		13,850,977

Textiles, Apparel & Luxury Goods-0.46%
NIKE, Inc., 2.75%, 03/27/2027	1,541,000	1,476,396
VF Corp., 2.80%, 04/23/2027(b)	771,000	723,211

		2,199,607

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Principal Amount	Value
Tobacco-0.43%
BAT Capital Corp. (United Kingdom), 4.70%, 04/02/2027	$1,374,000	$1,340,274
Philip Morris International, Inc., 3.13%, 08/17/2027	764,000	729,901

		2,070,175

Trading Companies & Distributors-0.50%
Air Lease Corp.
2.20%, 01/15/2027(b)	1,157,000	1,018,310
3.63%, 04/01/2027	761,000	704,877
3.63%, 12/01/2027	764,000	698,695

		2,421,882

Water Utilities-0.18%
American Water Capital Corp., 2.95%, 09/01/2027	917,000	864,807

Wireless Telecommunication Services-0.16%
T-Mobile USA, Inc., 5.38%, 04/15/2027(b)	766,000	768,347

Total U.S. Dollar Denominated Bonds & Notes (Cost $512,797,644)		474,688,642

	Shares
Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $365,182)	365,182	365,182

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.07% (Cost $513,162,826)		475,053,824

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-20.14%
Invesco Private Government Fund, 2.29%(c)(d)(e)	27,045,614	27,045,614
Invesco Private Prime Fund, 2.37%(c)(d)(e)	69,538,911	69,545,867

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $96,586,509)		96,591,481

TOTAL INVESTMENTS IN SECURITIES-119.21% (Cost $609,749,335)		571,645,305
OTHER ASSETS LESS LIABILITIES-(19.21)%		(92,118,743)

NET ASSETS-100.00%		$479,526,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$431,975	$22,463,375	$(22,530,168)	$-	$-	$365,182	$3,979

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	13,135,420	79,476,178	(65,565,984)	-	-	27,045,614	103,753	*

Invesco Private Prime Fund	30,649,312	149,187,730	(110,278,155)	4,972	(17,992)	69,545,867	298,865	*

Total	$44,216,707	$251,127,283	$(198,374,307)	$4,972	$(17,992)	$96,956,663	$406,597

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.82%
Aerospace & Defense-4.05%
Boeing Co. (The), 3.25%, 02/01/2028	$1,502,000	$1,367,453
General Dynamics Corp., 3.75%, 05/15/2028	1,363,000	1,345,831
Huntington Ingalls Industries, Inc., 2.04%, 08/16/2028	820,000	697,068
L3Harris Technologies, Inc., 4.40%, 06/15/2028	1,144,000	1,127,897
Northrop Grumman Corp., 3.25%, 01/15/2028	2,681,000	2,549,041
Raytheon Technologies Corp., 4.13%, 11/16/2028	4,087,000	3,997,819

		11,085,109

Air Freight & Logistics-0.50%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028	816,000	790,343
FedEx Corp., 3.40%, 02/15/2028	607,000	582,603

		1,372,946

Airlines-0.26%
Delta Air Lines, Inc., 4.38%, 04/19/2028(b)	819,000	721,048

Automobiles-2.57%
American Honda Finance Corp.
3.50%, 02/15/2028(b)	678,000	654,225
2.00%, 03/24/2028	1,003,000	893,478
General Motors Co., 5.00%, 10/01/2028(b)	1,025,000	999,074
General Motors Financial Co., Inc.
2.40%, 04/10/2028	1,344,000	1,141,038
2.40%, 10/15/2028	1,270,000	1,059,446
Toyota Motor Corp. (Japan), 3.67%, 07/20/2028(b)	703,000	691,139
Toyota Motor Credit Corp.
3.05%, 01/11/2028	701,000	670,424
1.90%, 04/06/2028	1,026,000	915,981

		7,024,805

Banks-8.89%
Banco Santander S.A. (Spain), 4.38%, 04/12/2028(b)	1,800,000	1,698,771
Barclays PLC (United Kingdom), 4.84%, 05/09/2028	2,790,000	2,639,430
Citigroup, Inc., 4.13%, 07/25/2028	2,759,000	2,637,273
Fifth Third Bancorp, 3.95%, 03/14/2028(b)	890,000	866,070
KeyCorp, 4.10%, 04/30/2028(b)	1,027,000	999,690
Lloyds Banking Group PLC (United Kingdom), 4.38%, 03/22/2028	2,045,000	1,980,634
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.96%, 03/02/2028	1,777,000	1,718,257
4.05%, 09/11/2028	1,365,000	1,319,141
Mizuho Financial Group, Inc. (Japan), 4.02%, 03/05/2028	1,445,000	1,380,145
PNC Bank N.A.
3.25%, 01/22/2028(b)	1,000,000	950,510
4.05%, 07/26/2028	1,620,000	1,568,305
Regions Financial Corp., 1.80%, 08/12/2028(b)	890,000	765,567

	Principal Amount	Value
Banks-(continued)
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.54%, 01/17/2028	$978,000	$929,197
3.94%, 07/19/2028	964,000	918,983
1.90%, 09/17/2028	2,740,000	2,299,050
SVB Financial Group, 2.10%, 05/15/2028	654,000	555,546
U.S. Bancorp, 3.90%, 04/26/2028	1,104,000	1,087,209

		24,313,778

Beverages-2.67%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.00%, 04/13/2028(b)	3,412,000	3,380,846
Coca-Cola Co. (The)
1.50%, 03/05/2028(b)	1,027,000	921,747
1.00%, 03/15/2028(b)	1,773,000	1,533,204
Constellation Brands, Inc., 3.60%, 02/15/2028	902,000	859,023
Diageo Capital PLC (United Kingdom), 3.88%, 05/18/2028(b)	600,000	596,717

		7,291,537

Biotechnology-0.54%
Amgen, Inc., 1.65%, 08/15/2028(b)	1,709,000	1,481,419

Building Products-0.25%
Masco Corp., 1.50%, 02/15/2028(b)	806,000	680,644

Capital Markets-4.60%
Ares Capital Corp., 2.88%, 06/15/2028	1,700,000	1,414,918
Bank of New York Mellon Corp. (The)
3.40%, 01/29/2028(b)	1,027,000	985,515
3.85%, 04/28/2028(b)	1,197,000	1,172,301
1.65%, 07/14/2028	668,000	580,296
3.00%, 10/30/2028	681,000	625,749
Blackstone Secured Lending Fund, 2.85%, 09/30/2028	870,000	694,475
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/2028	1,433,000	1,358,061
Charles Schwab Corp. (The)
3.20%, 01/25/2028(b)	1,140,000	1,090,442
2.00%, 03/20/2028	1,612,000	1,453,396
CME Group, Inc., 3.75%, 06/15/2028	821,000	808,477
FS KKR Capital Corp., 3.13%, 10/12/2028	830,000	677,874
Nomura Holdings, Inc. (Japan), 2.17%, 07/14/2028	1,300,000	1,091,672
Northern Trust Corp., 3.65%, 08/03/2028(b)	645,000	628,940

		12,582,116

Chemicals-0.39%
PPG Industries, Inc., 3.75%, 03/15/2028	1,094,000	1,064,346

Commercial Services & Supplies-0.61%
Republic Services, Inc., 3.95%, 05/15/2028(b)	1,101,000	1,081,103
Waste Management, Inc., 1.15%, 03/15/2028	682,000	580,127

		1,661,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

137

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2022

	Principal Amount	Value
Communications Equipment-0.36%
Motorola Solutions, Inc., 4.60%, 02/23/2028	$1,005,000	$991,472

Construction & Engineering-0.32%
Fluor Corp., 4.25%, 09/15/2028(b)	978,000	885,549

Consumer Finance-1.42%
Ally Financial, Inc., 2.20%, 11/02/2028(b)	1,020,000	844,802
Capital One Financial Corp., 3.80%, 01/31/2028(b)	1,910,000	1,809,901
Discover Bank, 4.65%, 09/13/2028	1,290,000	1,242,184

		3,896,887

Containers & Packaging-0.27%
WRKCo, Inc., 4.00%, 03/15/2028	769,000	742,381

Diversified Financial Services-2.38%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.88%, 01/23/2028	721,000	657,135
3.00%, 10/29/2028	5,090,000	4,338,691
Block Financial LLC, 2.50%, 07/15/2028	678,000	590,302
National Rural Utilities Cooperative Finance Corp., 3.40%, 02/07/2028(b)	953,000	917,778

		6,503,906

Diversified Telecommunication Services-2.25%
AT&T, Inc., 1.65%, 02/01/2028	3,071,000	2,644,895
Verizon Communications, Inc., 2.10%, 03/22/2028	3,960,000	3,506,293

		6,151,188

Electric Utilities-3.95%
Berkshire Hathaway Energy Co., 3.25%, 04/15/2028	817,000	783,927
Commonwealth Edison Co., 3.70%, 08/15/2028	749,000	727,426
Duke Energy Florida LLC, 3.80%, 07/15/2028	805,000	789,066
Duke Energy Progress LLC, 3.70%, 09/01/2028	678,000	667,549
Edison International, 4.13%, 03/15/2028	753,000	712,263
Entergy Corp., 1.90%, 06/15/2028(b)	889,000	769,606
NextEra Energy Capital Holdings, Inc., 1.90%, 06/15/2028	2,045,000	1,781,495
Pacific Gas and Electric Co.
3.00%, 06/15/2028	1,228,000	1,057,655
3.75%, 07/01/2028	1,140,000	1,014,039
Southwestern Electric Power Co., Series M, 4.10%, 09/15/2028	770,000	746,995
Virginia Electric & Power Co., Series A, 3.80%, 04/01/2028(b)	936,000	918,003
Xcel Energy, Inc., 4.00%, 06/15/2028	858,000	842,684

		10,810,708

Electrical Equipment-0.44%
Emerson Electric Co., 2.00%, 12/21/2028	1,359,000	1,217,240

Electronic Equipment, Instruments & Components-1.27%
Arrow Electronics, Inc., 3.88%, 01/12/2028	705,000	666,825
CDW LLC/CDW Finance Corp., 3.28%, 12/01/2028	610,000	538,324
Jabil, Inc., 3.95%, 01/12/2028(b)	646,000	610,368

	Principal Amount	Value
Electronic Equipment, Instruments & Components-(continued)
Teledyne Technologies, Inc., 2.25%, 04/01/2028	$953,000	$828,750
Trimble, Inc., 4.90%, 06/15/2028(b)	820,000	816,986

		3,461,253

Energy Equipment & Services-0.26%
Patterson-UTI Energy, Inc., 3.95%, 02/01/2028	831,000	703,905

Entertainment-1.42%
Netflix, Inc., 5.88%, 11/15/2028	2,594,000	2,632,314
Walt Disney Co. (The), 2.20%, 01/13/2028(b)	1,367,000	1,246,917

		3,879,231

Equity REITs-6.05%
American Homes 4 Rent L.P., 4.25%, 02/15/2028	686,000	657,347
American Tower Corp.
3.60%, 01/15/2028	955,000	889,432
1.50%, 01/31/2028	882,000	744,005
Crown Castle, Inc., 3.80%, 02/15/2028	1,360,000	1,285,976
CubeSmart L.P., 2.25%, 12/15/2028	750,000	635,698
Digital Realty Trust L.P., 4.45%, 07/15/2028	849,000	829,890
Equinix, Inc., 1.55%, 03/15/2028	822,000	699,203
ERP Operating L.P., 3.50%, 03/01/2028	646,000	611,443
GLP Capital L.P./GLP Financing II, Inc., 5.75%, 06/01/2028	701,000	696,254
Healthpeak Properties, Inc., 2.13%, 12/01/2028	670,000	578,555
Invitation Homes Operating Partnership L.P., 2.30%, 11/15/2028	814,000	681,806
Omega Healthcare Investors, Inc., 4.75%, 01/15/2028	901,000	864,256
Public Storage
1.85%, 05/01/2028	891,000	793,506
1.95%, 11/09/2028	750,000	660,636
Realty Income Corp.
3.40%, 01/15/2028	777,000	731,029
3.65%, 01/15/2028	893,000	858,394
Simon Property Group L.P., 1.75%, 02/01/2028	1,088,000	945,313
Ventas Realty L.P., 4.00%, 03/01/2028	846,000	807,327
VICI Properties L.P., 4.75%, 02/15/2028	1,630,000	1,569,100
Welltower, Inc., 4.25%, 04/15/2028	1,021,000	996,880

		16,536,050

Food & Staples Retailing-1.42%
CVS Pass-Through Trust, 6.04%, 12/10/2028	405,001	415,117
Walmart, Inc.
3.70%, 06/26/2028	2,020,000	1,994,942
1.50%, 09/22/2028(b)	1,680,000	1,473,314

		3,883,373

Food Products-2.03%
Campbell Soup Co., 4.15%, 03/15/2028	1,285,000	1,265,529
General Mills, Inc., 4.20%, 04/17/2028(b)	1,803,000	1,798,542
Hormel Foods Corp., 1.70%, 06/03/2028(b) .	1,027,000	918,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

138

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2022

	Principal Amount	Value
Food Products-(continued)
Kellogg Co., 4.30%, 05/15/2028	$973,000	$964,917
Mondelez International, Inc., 4.13%, 05/07/2028	599,000	597,508

		5,545,408

Health Care Equipment & Supplies-1.49%
Abbott Laboratories, 1.15%, 01/30/2028(b) .	752,000	657,677
Baxter International, Inc., 2.27%, 12/01/2028	1,700,000	1,480,870
Edwards Lifesciences Corp., 4.30%, 06/15/2028	978,000	977,292
Stryker Corp., 3.65%, 03/07/2028(b)	976,000	956,633

		4,072,472

Health Care Providers & Services-7.24%
Centene Corp., 2.45%, 07/15/2028	3,140,000	2,652,735
Cigna Corp., 4.38%, 10/15/2028	5,175,000	5,109,918
CVS Health Corp., 4.30%, 03/25/2028	6,822,000	6,759,930
Elevance Health, Inc., 4.10%, 03/01/2028	1,700,000	1,670,704
HCA, Inc., 5.63%, 09/01/2028	2,047,000	2,060,060
UnitedHealth Group, Inc., 3.85%, 06/15/2028	1,567,000	1,552,586

		19,805,933

Hotels, Restaurants & Leisure-1.85%
Booking Holdings, Inc., 3.55%, 03/15/2028	647,000	623,826
Expedia Group, Inc., 3.80%, 02/15/2028	1,361,000	1,269,541
McDonald’s Corp., 3.80%, 04/01/2028	1,433,000	1,410,655
Starbucks Corp.
3.50%, 03/01/2028(b)	799,000	771,530
4.00%, 11/15/2028	996,000	976,205

		5,051,757

Household Products-0.29%
Clorox Co. (The), 3.90%, 05/15/2028(b)	815,000	805,285

Industrial Conglomerates-0.29%
3M Co., 3.63%, 09/14/2028(b)	822,000	795,804

Insurance-0.54%
Lincoln National Corp., 3.80%, 03/01/2028(b)	697,000	668,626
Willis North America, Inc., 4.50%, 09/15/2028	820,000	800,582

		1,469,208

Internet & Direct Marketing Retail-1.23%
Amazon.com, Inc., 1.65%, 05/12/2028(b)	3,065,000	2,730,577
QVC, Inc., 4.38%, 09/01/2028	816,000	624,130

		3,354,707

IT Services-1.30%
Automatic Data Processing, Inc., 1.70%, 05/15/2028	1,366,000	1,227,360
DXC Technology Co., 2.38%, 09/15/2028(b) .	890,000	759,026
Fidelity National Information Services, Inc., 1.65%, 03/01/2028(b)	1,026,000	877,497
Mastercard, Inc., 3.50%, 02/26/2028(b)	697,000	688,538

		3,552,421

	Principal Amount	Value
Life Sciences Tools & Services-0.43%
PerkinElmer, Inc., 1.90%, 09/15/2028	$400,000	$338,610
Thermo Fisher Scientific, Inc., 1.75%, 10/15/2028	950,000	842,008

		1,180,618

Machinery-1.33%
John Deere Capital Corp., 1.50%, 03/06/2028(b)	681,000	600,728
Trane Technologies Global Holding Co. Ltd., 3.75%, 08/21/2028(b)	796,000	767,860
Wabtec Corp., 4.95%, 09/15/2028	1,700,000	1,653,556
Xylem, Inc., 1.95%, 01/30/2028	684,000	604,103

		3,626,247

Marine-0.22%
Kirby Corp., 4.20%, 03/01/2028	652,000	606,182

Media-3.36%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.
3.75%, 02/15/2028	1,624,000	1,503,043
4.20%, 03/15/2028	1,630,000	1,540,769
Comcast Corp.
3.15%, 02/15/2028(b)	2,217,000	2,110,732
3.55%, 05/01/2028	1,300,000	1,257,291
Discovery Communications LLC, 3.95%, 03/20/2028	2,316,000	2,132,676
Paramount Global, 3.38%, 02/15/2028(b)	677,000	633,935

		9,178,446

Metals & Mining-0.80%
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	900,000	842,839
4.38%, 08/01/2028	699,000	660,119
Nucor Corp., 3.95%, 05/01/2028(b)	701,000	682,094

		2,185,052

Multiline Retail-0.86%
Dollar General Corp., 4.13%, 05/01/2028(b)	705,000	696,760
Dollar Tree, Inc., 4.20%, 05/15/2028(b)	1,703,000	1,664,045

		2,360,805

Multi-Utilities-0.92%
DTE Electric Co., Series A, 1.90%, 04/01/2028	750,000	667,219
Sempra Energy, 3.40%, 02/01/2028	1,362,000	1,290,250
WEC Energy Group, Inc., 2.20%, 12/15/2028	650,000	565,001

		2,522,470

Oil, Gas & Consumable Fuels-6.49%
BP Capital Markets PLC (United Kingdom), 3.72%, 11/28/2028	1,042,000	1,012,178
Chevron USA, Inc., 3.85%, 01/15/2028	798,000	790,643
Continental Resources, Inc., 4.38%, 01/15/2028(b)	1,361,000	1,283,722
Energy Transfer L.P.
4.95%, 05/15/2028	1,040,000	1,019,817
4.95%, 06/15/2028	1,625,000	1,602,181
Equinor ASA (Norway), 3.63%, 09/10/2028(b)	1,343,000	1,313,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

139

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2022

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Kinder Morgan, Inc., 4.30%, 03/01/2028	$1,701,000	$1,666,722
MPLX L.P., 4.00%, 03/15/2028	1,706,000	1,636,774
ONEOK, Inc., 4.55%, 07/15/2028	1,041,000	1,011,924
Phillips 66, 3.90%, 03/15/2028	1,091,000	1,048,674
Sabine Pass Liquefaction LLC, 4.20%, 03/15/2028	1,842,000	1,740,899
TransCanada PipeLines Ltd. (Canada), 4.25%, 05/15/2028	1,911,000	1,869,425
Valero Energy Corp., 4.35%, 06/01/2028	969,000	953,093
Valero Energy Partners L.P., 4.50%, 03/15/2028	820,000	811,919

		17,761,894

Personal Products-0.64%
Unilever Capital Corp. (United Kingdom), 3.50%, 03/22/2028(b)	1,780,000	1,740,180

Pharmaceuticals-5.73%
Astrazeneca Finance LLC (United Kingdom), 1.75%, 05/28/2028(b)	1,700,000	1,505,755
Bristol-Myers Squibb Co., 3.90%, 02/20/2028	1,868,000	1,859,052
GlaxoSmithKline Capital, Inc. (United Kingdom), 3.88%, 05/15/2028	2,288,000	2,256,202
Johnson & Johnson, 2.90%, 01/15/2028	2,046,000	1,972,982
Merck & Co., Inc., 1.90%, 12/10/2028	1,360,000	1,205,551
Pfizer, Inc., 3.60%, 09/15/2028(b)	1,285,000	1,278,585
Pharmacia LLC, 6.60%, 12/01/2028	885,000	986,456
Sanofi (France), 3.63%, 06/19/2028	1,365,000	1,329,276
Takeda Pharmaceutical Co. Ltd. (Japan), 5.00%, 11/26/2028	2,430,000	2,470,415
Zoetis, Inc., 3.90%, 08/20/2028	810,000	793,849

		15,658,123

Road & Rail-1.21%
Canadian Pacific Railway Co. (Canada), 4.00%, 06/01/2028(b)	820,000	805,651
CSX Corp., 3.80%, 03/01/2028(b)	1,091,000	1,071,867
Union Pacific Corp., 3.95%, 09/10/2028	1,439,000	1,420,354

		3,297,872

Semiconductors & Semiconductor Equipment-1.98%
Analog Devices, Inc., 1.70%, 10/01/2028	1,020,000	895,115
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/2028	1,056,000	982,556
Intel Corp., 1.60%, 08/12/2028	1,365,000	1,185,805
Marvell Technology, Inc., 2.45%, 04/15/2028	1,010,000	879,712
NVIDIA Corp., 1.55%, 06/15/2028	1,701,000	1,485,539

		5,428,727

Software-2.79%
Oracle Corp., 2.30%, 03/25/2028(b)	2,723,000	2,373,798
Roper Technologies, Inc., 4.20%, 09/15/2028	1,097,000	1,073,002
salesforce.com, inc.
3.70%, 04/11/2028(b)	2,003,000	1,989,269
1.50%, 07/15/2028(b)	1,543,000	1,354,705
VMware, Inc., 1.80%, 08/15/2028	1,010,000	842,519

		7,633,293

	Principal Amount	Value
Specialty Retail-1.93%
Home Depot, Inc. (The)
0.90%, 03/15/2028	$651,000	$554,544
1.50%, 09/15/2028	1,360,000	1,183,654
Lowe’s Cos., Inc.
1.30%, 04/15/2028	1,304,000	1,109,862
1.70%, 09/15/2028(b)	1,360,000	1,170,395
O’Reilly Automotive, Inc., 4.35%, 06/01/2028	677,000	672,424
TJX Cos., Inc. (The), 1.15%, 05/15/2028(b)	682,000	582,821

		5,273,700

Technology Hardware, Storage & Peripherals-2.53%
Apple, Inc.
1.20%, 02/08/2028	3,405,000	2,967,413
1.40%, 08/05/2028(b)	3,139,000	2,739,308
HP, Inc., 4.75%, 01/15/2028	1,230,000	1,212,609

		6,919,330

Tobacco-1.49%
B.A.T Capital Corp. (United Kingdom), 2.26%, 03/25/2028	2,384,000	2,021,450
BAT International Finance PLC (United Kingdom), 4.45%, 03/16/2028	1,360,000	1,292,016
Philip Morris International, Inc., 3.13%, 03/02/2028(b)	820,000	755,026

		4,068,492

Trading Companies & Distributors-0.20%
Air Lease Corp., 2.10%, 09/01/2028	655,000	539,396

Water Utilities-0.32%
American Water Capital Corp., 3.75%, 09/01/2028	902,000	874,351

Wireless Telecommunication Services-2.19%
T-Mobile USA, Inc., 4.75%, 02/01/2028	2,041,000	1,999,098
Vodafone Group PLC (United Kingdom), 4.38%, 05/30/2028(b)	4,025,000	3,982,040

		5,981,138

Total U.S. Dollar Denominated Bonds & Notes (Cost $301,226,817)		270,231,432

	Shares
Money Market Funds-0.14%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $390,263)	390,263	390,263
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.96% (Cost $301,617,080)		270,621,695

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.39%
Invesco Private Government Fund, 2.29%(c)(d)(e)	14,844,006	14,844,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

140

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(c)(d)(e)	38,166,484	$38,170,302

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $53,010,955)		53,014,308

TOTAL INVESTMENTS IN SECURITIES-118.35% (Cost $354,628,035)		323,636,003
OTHER ASSETS LESS LIABILITIES-(18.35)%		(50,181,662)

NET ASSETS-100.00%		$273,454,341

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$656,302	$16,266,421	$(16,532,460)	$-	$-	$390,263	$3,924

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	5,783,388	56,704,335	(47,643,717)	-	-	14,844,006	66,227	*

Invesco Private Prime Fund	13,494,573	124,467,742	(99,786,007)	3,353	(9,359)	38,170,302	188,335	*

Total	$19,934,263	$197,438,498	$(163,962,184)	$3,353	$(9,359)	$53,404,571	$258,486

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

141

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.69%
Aerospace & Defense-1.15%
Boeing Co. (The), 3.20%, 03/01/2029	$757,000	$671,017
Howmet Aerospace, Inc., 3.00%, 01/15/2029	530,000	448,348
Raytheon Technologies Corp., 7.50%, 09/15/2029	310,000	362,453

		1,481,818

Air Freight & Logistics-0.43%
United Parcel Service, Inc., 3.40%, 03/15/2029	567,000	549,491

Airlines-0.23%
Delta Air Lines, Inc., 3.75%, 10/28/2029(b)	357,000	290,473

Automobiles-1.79%
American Honda Finance Corp., 2.25%, 01/12/2029	490,000	431,930
General Motors Financial Co., Inc.
5.65%, 01/17/2029	379,000	379,496
4.30%, 04/06/2029	830,000	768,736
Toyota Motor Corp. (Japan), 2.76%, 07/02/2029	380,000	349,795
Toyota Motor Credit Corp., 3.65%, 01/08/2029	379,000	368,113

		2,298,070

Banks-7.38%
KeyCorp, 2.55%, 10/01/2029	570,000	489,363
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.74%, 03/07/2029	1,130,000	1,073,066
3.20%, 07/18/2029	1,400,000	1,274,044
PNC Bank N.A., 2.70%, 10/22/2029	500,000	436,143
PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	1,130,000	1,073,377
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.47%, 01/14/2029	400,000	345,675
3.04%, 07/16/2029	1,930,000	1,711,850
2.72%, 09/27/2029	400,000	347,647
Truist Financial Corp., 3.88%, 03/19/2029(b) .	493,000	469,057
Wells Fargo & Co., 4.15%, 01/24/2029	1,893,000	1,840,273
Zions Bancorporation N.A., 3.25%, 10/29/2029	500,000	426,099

		9,486,594

Beverages-4.03%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.75%, 01/23/2029	3,220,000	3,293,843
Coca-Cola Co. (The), 2.13%, 09/06/2029	757,000	676,882
Diageo Capital PLC (United Kingdom), 2.38%, 10/24/2029	800,000	712,164
PepsiCo, Inc., 7.00%, 03/01/2029	424,000	496,322

		5,179,211

Biotechnology-3.34%
AbbVie, Inc., 3.20%, 11/21/2029	4,110,000	3,768,256
Amgen, Inc., 3.00%, 02/22/2029(b)	570,000	525,482

		4,293,738

	Principal Amount	Value
Building Products-0.36%
Fortune Brands Home & Security, Inc., 3.25%, 09/15/2029	$527,000	$463,185

Capital Markets-3.33%
Bank of New York Mellon Corp. (The), 3.30%, 08/23/2029	567,000	532,042
BlackRock, Inc., 3.25%, 04/30/2029	757,000	721,451
Brookfield Finance, Inc. (Canada), 4.85%, 03/29/2029	754,000	740,156
Charles Schwab Corp. (The)
4.00%, 02/01/2029	455,000	449,230
3.25%, 05/22/2029(b)	470,000	442,425
Lazard Group LLC, 4.38%, 03/11/2029	367,000	352,614
Nomura Holdings, Inc. (Japan), 2.71%, 01/22/2029	400,000	343,071
Northern Trust Corp., 3.15%, 05/03/2029	380,000	356,472
S&P Global, Inc., 2.50%, 12/01/2029	377,000	333,908

		4,271,369

Chemicals-2.44%
Dow Chemical Co. (The), 7.38%, 11/01/2029	590,000	679,708
FMC Corp., 3.45%, 10/01/2029	370,000	333,250
Huntsman International LLC, 4.50%, 05/01/2029	590,000	545,224
Nutrien Ltd. (Canada), 4.20%, 04/01/2029	570,000	554,283
Rohm & Haas Co., 7.85%, 07/15/2029	410,000	478,792
Sherwin-Williams Co. (The), 2.95%, 08/15/2029	607,000	546,589

		3,137,846

Commercial Services & Supplies-0.28%
Waste Connections, Inc., 3.50%, 05/01/2029 .	377,000	357,073

Communications Equipment-0.72%
Juniper Networks, Inc., 3.75%, 08/15/2029	377,000	342,483
Motorola Solutions, Inc., 4.60%, 05/23/2029 .	605,000	584,600

		927,083

Consumer Finance-0.38%
Synchrony Financial, 5.15%, 03/19/2029	514,000	490,454

Containers & Packaging-0.72%
Packaging Corp. of America, 3.00%, 12/15/2029	390,000	348,766
WRKCo, Inc., 4.90%, 03/15/2029	570,000	570,592

		919,358

Diversified Financial Services-0.47%
MidAmerican Energy Co., 3.65%, 04/15/2029	627,000	609,974

Diversified Telecommunication Services-4.53%
AT&T, Inc., 4.35%, 03/01/2029	2,270,000	2,216,265
Verizon Communications, Inc.
3.88%, 02/08/2029	735,000	709,753
4.02%, 12/03/2029	3,000,000	2,887,382

		5,813,400

Electric Utilities-4.12%
Avangrid, Inc., 3.80%, 06/01/2029	565,000	529,783
Duke Energy Corp., 3.40%, 06/15/2029	457,000	422,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

142

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2022

	Principal Amount	Value
Electric Utilities-(continued)
Duke Energy Florida LLC, 2.50%, 12/01/2029	$532,000	$474,980
Duke Energy Progress LLC, 3.45%, 03/15/2029	457,000	437,139
Evergy, Inc., 2.90%, 09/15/2029	609,000	536,741
Eversource Energy, Series O, 4.25%, 04/01/2029(b)	380,000	371,737
Nevada Power Co., Series CC, 3.70%, 05/01/2029(b)	397,000	381,989
NextEra Energy Capital Holdings, Inc.
3.50%, 04/01/2029	380,000	356,549
2.75%, 11/01/2029	793,000	708,941
Southern California Edison Co., Series A, 4.20%, 03/01/2029	380,000	368,731
Virginia Electric & Power Co., Series A, 2.88%, 07/15/2029	379,000	347,678
Xcel Energy, Inc., 2.60%, 12/01/2029	410,000	360,798

		5,297,878

Electronic Equipment, Instruments & Components-0.92%
Amphenol Corp., 4.35%, 06/01/2029	378,000	376,254
CDW LLC/CDW Finance Corp., 3.25%, 02/15/2029	530,000	460,909
Keysight Technologies, Inc., 3.00%, 10/30/2029	397,000	346,996

		1,184,159

Energy Equipment & Services-0.54%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.14%, 11/07/2029	397,000	357,437
NOV, Inc., 3.60%, 12/01/2029(b)	380,000	337,079

		694,516

Entertainment-2.02%
Netflix, Inc., 6.38%, 05/15/2029(b)	610,000	631,452
RELX Capital, Inc. (United Kingdom), 4.00%, 03/18/2029	715,000	693,019
Walt Disney Co. (The), 2.00%, 09/01/2029	1,470,000	1,274,575

		2,599,046

Equity REITs-7.78%
American Tower Corp.
3.95%, 03/15/2029	457,000	429,593
3.80%, 08/15/2029	1,250,000	1,161,158
Boston Properties L.P., 3.40%, 06/21/2029	647,000	580,430
Camden Property Trust, 3.15%, 07/01/2029	457,000	419,752
Crown Castle, Inc., 4.30%, 02/15/2029	455,000	438,421
Digital Realty Trust L.P., 3.60%, 07/01/2029	680,000	627,530
ERP Operating L.P., 3.00%, 07/01/2029	457,000	415,872
Essex Portfolio L.P., 4.00%, 03/01/2029	375,000	356,796
GLP Capital L.P./GLP Financing II, Inc., 5.30%, 01/15/2029	620,000	600,250
Healthpeak Properties, Inc., 3.50%, 07/15/2029	489,000	451,381
Hudson Pacific Properties L.P., 4.65%, 04/01/2029	410,000	386,149
Omega Healthcare Investors, Inc., 3.63%, 10/01/2029	413,000	354,408
Public Storage, 3.39%, 05/01/2029	410,000	387,277

	Principal Amount	Value
Equity REITs-(continued)
Realty Income Corp.
3.25%, 06/15/2029	$380,000	$352,138
3.10%, 12/15/2029	447,000	408,057
Simon Property Group L.P., 2.45%, 09/13/2029	950,000	822,458
Ventas Realty L.P., 4.40%, 01/15/2029	565,000	544,967
Welltower, Inc.
2.05%, 01/15/2029	380,000	321,559
4.13%, 03/15/2029	415,000	395,213
Weyerhaeuser Co., 4.00%, 11/15/2029	570,000	540,144

		9,993,553

Food & Staples Retailing-1.12%
Ahold Finance USA LLC (Netherlands), 6.88%, 05/01/2029	414,000	453,434
Kroger Co. (The), 4.50%, 01/15/2029	455,000	453,211
Walmart, Inc., 3.25%, 07/08/2029	550,000	529,347

		1,435,992

Food Products-0.58%
Tyson Foods, Inc., 4.35%, 03/01/2029	754,000	746,327

Gas Utilities-0.35%
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/2029	477,000	445,871

Health Care Equipment & Supplies-0.43%
DH Europe Finance II S.a.r.l., 2.60%, 11/15/2029(b)	607,000	548,510

Health Care Providers & Services-3.78%
Centene Corp., 4.63%, 12/15/2029	140,000	132,083
CommonSpirit Health, 3.35%, 10/01/2029	697,000	625,176
Elevance Health, Inc., 2.88%, 09/15/2029	627,000	565,907
HCA, Inc.
5.88%, 02/01/2029	790,000	805,263
4.13%, 06/15/2029	1,510,000	1,394,616
Humana, Inc., 3.70%, 03/23/2029	570,000	540,239
Laboratory Corp. of America Holdings, 2.95%, 12/01/2029	487,000	434,577
Quest Diagnostics, Inc., 4.20%, 06/30/2029	375,000	360,555

		4,858,416

Hotels, Restaurants & Leisure-0.54%
Starbucks Corp., 3.55%, 08/15/2029	737,000	693,642

Household Durables-0.68%
Leggett & Platt, Inc., 4.40%, 03/15/2029	375,000	364,439
Whirlpool Corp., 4.75%, 02/26/2029(b)	514,000	507,579

		872,018

Household Products-0.39%
Kimberly-Clark Corp., 3.20%, 04/25/2029	527,000	497,583

Industrial Conglomerates-0.95%
3M Co.
3.38%, 03/01/2029(b)	607,000	564,882
2.38%, 08/26/2029	753,000	650,133

		1,215,015

Insurance-3.40%
Aon Corp., 3.75%, 05/02/2029(b)	597,000	567,428
CNA Financial Corp., 3.90%, 05/01/2029	375,000	352,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

143

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2022

	Principal Amount	Value
Insurance-(continued)
CNO Financial Group, Inc., 5.25%, 05/30/2029	$380,000	$368,775
Hartford Financial Services Group, Inc. (The), 2.80%, 08/19/2029	454,000	403,444
Marsh & McLennan Cos., Inc., 4.38%, 03/15/2029	1,100,000	1,096,168
PartnerRe Finance B LLC, 3.70%, 07/02/2029	397,000	372,682
Principal Financial Group, Inc., 3.70%, 05/15/2029	377,000	356,188
Progressive Corp. (The), 4.00%, 03/01/2029 .	421,000	418,841
Reinsurance Group of America, Inc., 3.90%, 05/15/2029	455,000	427,597

		4,363,421

Internet & Direct Marketing Retail-0.83%
Amazon.com, Inc., 3.45%, 04/13/2029(b)	1,100,000	1,067,753

IT Services-5.48%
Broadridge Financial Solutions, Inc., 2.90%, 12/01/2029	563,000	496,810
Fidelity National Information Services, Inc., 3.75%, 05/21/2029	477,000	448,908
Fiserv, Inc., 3.50%, 07/01/2029	2,204,000	2,023,907
International Business Machines Corp., 3.50%, 05/15/2029	2,490,000	2,356,870
Mastercard, Inc., 2.95%, 06/01/2029	757,000	709,954
PayPal Holdings, Inc., 2.85%, 10/01/2029(b) .	1,100,000	998,314

		7,034,763

Leisure Products-0.47%
Hasbro, Inc., 3.90%, 11/19/2029	657,000	603,797

Life Sciences Tools & Services-0.96%
PerkinElmer, Inc., 3.30%, 09/15/2029	675,000	602,768
Thermo Fisher Scientific, Inc., 2.60%, 10/01/2029	683,000	625,311

		1,228,079

Machinery-1.88%
Caterpillar, Inc., 2.60%, 09/19/2029	375,000	343,209
Deere & Co., 5.38%, 10/16/2029	364,000	390,625
John Deere Capital Corp., 3.45%, 03/07/2029	437,000	423,337
Parker-Hannifin Corp., 3.25%, 06/14/2029	787,000	722,138
Trane Technologies Luxembourg Finance S.A., 3.80%, 03/21/2029	567,000	536,025

		2,415,334

Media-2.03%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.
2.25%, 01/15/2029	950,000	782,940
5.05%, 03/30/2029	950,000	917,626
Discovery Communications LLC, 4.13%, 05/15/2029	597,000	546,258
Paramount Global, 4.20%, 06/01/2029(b)	377,000	359,637

		2,606,461

	Principal Amount	Value
Metals & Mining-0.27%
ArcelorMittal S.A. (Luxembourg), 4.25%, 07/16/2029	$370,000	$352,210

Multiline Retail-0.56%
Target Corp., 3.38%, 04/15/2029	753,000	725,337

Multi-Utilities-0.53%
DTE Energy Co., Series C, 3.40%, 06/15/2029	359,000	328,596
Sempra Energy, 3.70%, 04/01/2029	380,000	357,312

		685,908

Oil, Gas & Consumable Fuels-8.71%
Boardwalk Pipelines L.P., 4.80%, 05/03/2029	372,000	357,670
Cenovus Energy, Inc. (Canada), 4.40%, 04/15/2029	557,000	543,069
Chevron USA, Inc., 3.25%, 10/15/2029	380,000	357,782
ConocoPhillips Co., 6.95%, 04/15/2029	900,000	1,030,379
Diamondback Energy, Inc., 3.50%, 12/01/2029	910,000	828,529
Enbridge, Inc. (Canada), 3.13%, 11/15/2029(b)	757,000	686,673
Energy Transfer L.P.
5.25%, 04/15/2029	1,130,000	1,105,377
4.15%, 09/15/2029	427,000	394,570
Enterprise Products Operating LLC, 3.13%, 07/31/2029	950,000	860,937
Exxon Mobil Corp., 2.44%, 08/16/2029	990,000	895,528
MPLX L.P., 4.80%, 02/15/2029	565,000	553,472
ONEOK, Inc., 4.35%, 03/15/2029	554,000	524,128
Shell International Finance B.V. (Netherlands), 2.38%, 11/07/2029	1,130,000	1,000,161
Targa Resources Partners L.P./Targa
Resources Partners Finance Corp., 6.88%, 01/15/2029	442,000	452,315
TotalEnergies Capital International S.A. (France), 3.46%, 02/19/2029(b)	920,000	882,971
Valero Energy Corp., 4.00%, 04/01/2029	753,000	718,413

		11,191,974

Paper & Forest Products-0.35%
Georgia-Pacific LLC, 7.75%, 11/15/2029	379,000	454,969

Personal Products-0.75%
Estee Lauder Cos., Inc. (The), 2.38%, 12/01/2029	487,000	433,589
Unilever Capital Corp. (United Kingdom), 2.13%, 09/06/2029	600,000	527,155

		960,744

Pharmaceuticals-3.67%
AstraZeneca PLC (United Kingdom), 4.00%, 01/17/2029	755,000	756,354
Eli Lilly and Co., 3.38%, 03/15/2029	707,000	686,901
GlaxoSmithKline Capital PLC (United Kingdom), 3.38%, 06/01/2029	757,000	722,931
Merck & Co., Inc., 3.40%, 03/07/2029	1,320,000	1,271,950
Pfizer, Inc., 3.45%, 03/15/2029(b)	1,320,000	1,278,582

		4,716,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

144

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2022

	Principal Amount	Value
Road & Rail-0.98%
CSX Corp., 4.25%, 03/15/2029	$694,000	$688,472
Union Pacific Corp., 3.70%, 03/01/2029(b)	583,000	568,743

		1,257,215

Semiconductors & Semiconductor Equipment-3.06%
Intel Corp., 2.45%, 11/15/2029(b)	1,517,000	1,336,527
KLA Corp., 4.10%, 03/15/2029	605,000	603,150
Lam Research Corp., 4.00%, 03/15/2029	753,000	741,028
Micron Technology, Inc., 5.33%, 02/06/2029	525,000	519,214
Qorvo, Inc., 4.38%, 10/15/2029	254,000	225,182
Texas Instruments, Inc., 2.25%, 09/04/2029	567,000	508,546

		3,933,647

Software-0.73%
Roper Technologies, Inc., 2.95%, 09/15/2029	527,000	465,886
Workday, Inc., 3.70%, 04/01/2029	500,000	471,616

		937,502

Specialty Retail-3.06%
Dell International LLC/EMC Corp., 5.30%, 10/01/2029	1,320,000	1,311,904
Home Depot, Inc. (The), 2.95%, 06/15/2029	1,283,000	1,195,828
Lowe’s Cos., Inc., 3.65%, 04/05/2029	1,130,000	1,070,579
O’Reilly Automotive, Inc., 3.90%, 06/01/2029	377,000	358,085

		3,936,396

Technology Hardware, Storage & Peripherals-1.72%
Apple, Inc., 2.20%, 09/11/2029	1,320,000	1,182,581
HP, Inc., 4.00%, 04/15/2029	760,000	714,782
Western Digital Corp., 2.85%, 02/01/2029	380,000	310,509

		2,207,872

Tobacco-1.71%
Altria Group, Inc., 4.80%, 02/14/2029	1,400,000	1,359,420
BAT Capital Corp. (United Kingdom), 3.46%, 09/06/2029	377,000	326,612
Philip Morris International, Inc., 3.38%, 08/15/2029	567,000	511,556

		2,197,588

	Principal Amount	Value
Trading Companies & Distributors-0.29%
GATX Corp., 4.70%, 04/01/2029	$380,000	$369,283

Water Utilities-0.31%
American Water Capital Corp., 3.45%, 06/01/2029	419,000	394,404

Wireless Telecommunication Services-1.16%
T-Mobile USA, Inc.
2.63%, 02/15/2029	760,000	656,415
3.38%, 04/15/2029	920,000	829,950

		1,486,365

Total U.S. Dollar Denominated Bonds & Notes (Cost $146,578,856)		126,779,403

	Shares
Money Market Funds-0.18%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $226,758)	226,758	226,758

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.87% (Cost $146,805,614)		127,006,161

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.65%
Invesco Private Government Fund, 2.29%(c)(d)(e)	3,112,250	3,112,250
Invesco Private Prime Fund, 2.37%(c)(d)(e)	8,002,130	8,002,930

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,114,607)		11,115,180

TOTAL INVESTMENTS IN SECURITIES-107.52% (Cost $157,920,221)		138,121,341
OTHER ASSETS LESS LIABILITIES-(7.52)%		(9,659,804)

NET ASSETS-100.00%		$128,461,537

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$274,065	$11,070,500	$(11,117,808)	$-	$1	$226,758	$2,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

145

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$1,765,532	$22,511,699	$(21,164,981)	$-	$-	$3,112,250	$13,215	*

Invesco Private Prime Fund	4,119,575	44,338,364	(40,453,239)	573	(2,343)	8,002,930	38,024	*

Total	$6,159,172	$77,920,563	$(72,736,028)	$573	$(2,342)	$11,341,938	$54,100

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

146

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

August 31, 2022

Schedule of Investments(a)

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.02%
Aerospace & Defense-3.47%
Boeing Co. (The), 5.15%, 05/01/2030	$2,700,000	$2,664,646
Raytheon Technologies Corp., 2.25%, 07/01/2030	593,000	508,672
Textron, Inc., 3.00%, 06/01/2030(b)	391,000	339,846

		3,513,164

Auto Components-0.38%
Magna International, Inc. (Canada), 2.45%, 06/15/2030	451,000	387,563

Automobiles-0.56%
General Motors Financial Co., Inc., 3.60%, 06/21/2030	653,000	567,222

Banks-5.34%
Banco Santander S.A. (Spain), 3.49%, 05/28/2030	600,000	515,510
Citizens Financial Group, Inc., 3.25%, 04/30/2030	450,000	398,421
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.56%, 02/25/2030	600,000	514,591
2.05%, 07/17/2030	800,000	652,277
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.75%, 01/15/2030	600,000	518,997
2.13%, 07/08/2030	800,000	657,856
2.14%, 09/23/2030	380,000	303,133
SVB Financial Group, 3.13%, 06/05/2030	297,000	255,378
Truist Bank, 2.25%, 03/11/2030	750,000	626,900
Truist Financial Corp., 1.95%, 06/05/2030(b)	450,000	374,157
U.S. Bancorp, 1.38%, 07/22/2030	747,000	599,407

		5,416,627

Beverages-2.52%
Coca-Cola Co. (The), 1.65%, 06/01/2030	903,000	766,644
Constellation Brands, Inc., 2.88%, 05/01/2030	360,000	314,844
Diageo Capital PLC (United Kingdom), 2.00%, 04/29/2030	600,000	514,949
Keurig Dr Pepper, Inc., 3.20%, 05/01/2030	497,000	447,217
PepsiCo, Inc., 1.63%, 05/01/2030	597,000	506,116

		2,549,770

Biotechnology-2.49%
Amgen, Inc., 2.45%, 02/21/2030	803,000	705,025
Biogen, Inc., 2.25%, 05/01/2030	899,000	737,267
Gilead Sciences, Inc., 1.65%, 10/01/2030	597,000	488,310
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/2030	750,000	595,590

		2,526,192

Building Products-0.32%
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 1.75%, 09/15/2030(b)	401,000	329,236

Capital Markets-2.67%
Brookfield Finance, Inc. (Canada), 4.35%, 04/15/2030	647,000	613,749

	Principal
	Amount	Value
Capital Markets-(continued)
Cboe Global Markets, Inc., 1.63%, 12/15/2030	$300,000	$242,728
CI Financial Corp. (Canada), 3.20%, 12/17/2030	430,000	328,713
Franklin Resources, Inc., 1.60%, 10/30/2030	381,000	303,944
Nomura Holdings, Inc. (Japan), 2.68%, 07/16/2030	600,000	491,306
Northern Trust Corp., 1.95%, 05/01/2030	597,000	505,996
S&P Global, Inc., 1.25%, 08/15/2030(b)	271,000	216,922

		2,703,358

Chemicals-2.18%
Air Products and Chemicals, Inc., 2.05%, 05/15/2030	507,000	439,396
Dow Chemical Co. (The), 2.10%, 11/15/2030(b)	503,000	412,160
EI du Pont de Nemours and Co., 2.30%, 07/15/2030	300,000	260,001
Linde, Inc., 1.10%, 08/10/2030	421,000	339,734
LYB International Finance III LLC, 2.25%, 10/01/2030	300,000	246,466
Nutrien Ltd. (Canada), 2.95%, 05/13/2030	297,000	263,440
Sherwin-Williams Co. (The), 2.30%, 05/15/2030	298,000	252,266

		2,213,463

Commercial Services & Supplies-0.31%
Republic Services, Inc., 2.30%, 03/01/2030	360,000	310,965

Communications Equipment-0.32%
Motorola Solutions, Inc., 2.30%, 11/15/2030	403,000	321,058

Construction & Engineering-0.50%
Quanta Services, Inc., 2.90%, 10/01/2030	597,000	511,979

Construction Materials-0.64%
Martin Marietta Materials, Inc., Series CB, 2.50%, 03/15/2030	288,000	244,247
Vulcan Materials Co., 3.50%, 06/01/2030	450,000	406,781

		651,028

Containers & Packaging-0.80%
Amcor Flexibles North America, Inc., 2.63%, 06/19/2030	295,000	245,878
Avery Dennison Corp., 2.65%, 04/30/2030	298,000	252,794
Sonoco Products Co., 3.13%, 05/01/2030	360,000	312,936

		811,608

Distributors-0.18%
Genuine Parts Co., 1.88%, 11/01/2030	228,000	180,830

Diversified Consumer Services-0.25%
Yale University, Series 2020, 1.48%, 04/15/2030	298,000	251,024

Diversified Financial Services-0.35%
Block Financial LLC, 3.88%, 08/15/2030	392,000	357,806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

147

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2022

	Principal
	Amount	Value
Diversified Telecommunication Services-1.02%
Verizon Communications, Inc.
1.50%, 09/18/2030	$600,000	$480,003
1.68%, 10/30/2030	700,000	558,996

		1,038,999

Electric Utilities-5.68%
AEP Texas, Inc., Series I, 2.10%, 07/01/2030.	357,000	296,032
Alabama Power Co., Series 20-A, 1.45%, 09/15/2030	361,000	294,620
Berkshire Hathaway Energy Co., 3.70%, 07/15/2030	660,000	631,729
Duke Energy Carolinas LLC, 2.45%, 02/01/2030	298,000	264,848
Duke Energy Corp., 2.45%, 06/01/2030(b)	510,000	433,757
Duke Energy Florida LLC, 1.75%, 06/15/2030	298,000	248,615
Entergy Corp., 2.80%, 06/15/2030	357,000	306,775
Eversource Energy, Series R, 1.65%, 08/15/2030	361,000	289,478
NextEra Energy Capital Holdings, Inc., 2.25%, 06/01/2030	1,193,000	1,009,632
Pacific Gas and Electric Co., 4.55%, 07/01/2030	1,857,000	1,667,354
PG&E Wildfire Recovery Funding LLC,
Series A-1, 3.59%, 06/01/2030	320,000	314,178

		5,757,018

Electrical Equipment-0.43%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	228,000	181,619
Emerson Electric Co., 1.95%, 10/15/2030	298,000	254,746

		436,365

Electronic Equipment, Instruments & Components-0.51%
Jabil, Inc., 3.60%, 01/15/2030	300,000	264,898
Teledyne FLIR LLC, 2.50%, 08/01/2030	300,000	247,922

		512,820

Energy Equipment & Services-1.46%
Baker Hughes Holdings LLC/Baker Hughes
Co-Obligor, Inc., 4.49%, 05/01/2030	298,000	291,554
Halliburton Co., 2.92%, 03/01/2030	597,000	529,339
Schlumberger Investment S.A., 2.65%, 06/26/2030(b)	743,000	657,345

		1,478,238

Entertainment-0.54%
Activision Blizzard, Inc., 1.35%, 09/15/2030	298,000	236,412
RELX Capital, Inc. (United Kingdom), 3.00%, 05/22/2030	340,000	306,444

		542,856

Equity REITs-4.16%
American Tower Corp.
2.90%, 01/15/2030	450,000	389,906
2.10%, 06/15/2030	500,000	405,168
1.88%, 10/15/2030	360,000	284,011
Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	500,000	446,037
Camden Property Trust, 2.80%, 05/15/2030	498,000	442,705

	Principal
	Amount	Value
Equity REITs-(continued)
Host Hotels & Resorts L.P., Series I, 3.50%, 09/15/2030	$450,000	$382,952
Kimco Realty Corp., 2.70%, 10/01/2030	300,000	255,910
Prologis L.P., 1.25%, 10/15/2030	341,000	273,485
Regency Centers L.P., 3.70%, 06/15/2030	360,000	328,073
Simon Property Group L.P., 2.65%, 07/15/2030	500,000	432,478
VICI Properties L.P., 4.95%, 02/15/2030	600,000	576,927

		4,217,652

Food & Staples Retailing-1.43%
Costco Wholesale Corp., 1.60%, 04/20/2030	1,103,000	932,617
Kroger Co. (The), 2.20%, 05/01/2030	298,000	251,409
Walgreens Boots Alliance, Inc., 3.20%, 04/15/2030(b)	298,000	266,547

		1,450,573

Food Products-2.73%
Campbell Soup Co., 2.38%, 04/24/2030(b)	298,000	252,705
Hormel Foods Corp., 1.80%, 06/11/2030	593,000	504,037
Ingredion, Inc., 2.90%, 06/01/2030	360,000	314,767
JM Smucker Co. (The), 2.38%, 03/15/2030	298,000	254,312
Kellogg Co., 2.10%, 06/01/2030	298,000	249,037
Kraft Heinz Foods Co. (The), 3.75%, 04/01/2030	500,000	465,053
McCormick & Co., Inc., 2.50%, 04/15/2030	298,000	257,663
Mondelez International, Inc., 2.75%, 04/13/2030	533,000	472,598

		2,770,172

Gas Utilities-0.59%
CenterPoint Energy Resources Corp., 1.75%, 10/01/2030	298,000	244,017
Southern California Gas Co., Series XX, 2.55%, 02/01/2030	400,000	358,085

		602,102

Health Care Equipment & Supplies-2.73%
Abbott Laboratories, 1.40%, 06/30/2030	391,000	324,684
Becton, Dickinson and Co., 2.82%, 05/20/2030	447,000	395,775
Boston Scientific Corp., 2.65%, 06/01/2030	803,000	703,498
DENTSPLY SIRONA, Inc., 3.25%, 06/01/2030	447,000	369,502
Smith & Nephew PLC (United Kingdom), 2.03%, 10/14/2030	597,000	474,643
Stryker Corp., 1.95%, 06/15/2030	597,000	499,749

		2,767,851

Health Care Providers & Services-5.53%
AmerisourceBergen Corp., 2.80%, 05/15/2030	298,000	260,525
Centene Corp.
3.38%, 02/15/2030	1,199,000	1,030,768
3.00%, 10/15/2030	1,313,000	1,097,405
Cigna Corp., 2.40%, 03/15/2030	903,000	777,730
CommonSpirit Health, 2.78%, 10/01/2030	330,000	277,415
CVS Health Corp., 1.75%, 08/21/2030	750,000	606,937
Elevance Health, Inc., 2.25%, 05/15/2030	653,000	558,475

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

148

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2022

	Principal
	Amount	Value
Health Care Providers & Services-(continued)
Sutter Health, Series 20-A, 2.29%, 08/15/2030	$420,000	$356,336
UnitedHealth Group, Inc., 2.00%, 05/15/2030	743,000	635,490

		5,601,081

Hotels, Restaurants & Leisure-2.86%
Booking Holdings, Inc., 4.63%, 04/13/2030	903,000	911,000
Marriott International, Inc., Series FF, 4.63%, 06/15/2030	598,000	573,225
McDonald’s Corp., 2.13%, 03/01/2030(b)	451,000	388,396
Starbucks Corp.
2.25%, 03/12/2030	450,000	383,264
2.55%, 11/15/2030	743,000	638,568

		2,894,453

Household Durables-0.78%
Mohawk Industries, Inc., 3.63%, 05/15/2030(b)	300,000	268,398
NVR, Inc., 3.00%, 05/15/2030	603,000	521,093

		789,491

Household Products-0.70%
Clorox Co. (The), 1.80%, 05/15/2030	298,000	243,827
Procter & Gamble Co. (The), 1.20%, 10/29/2030	570,000	465,522

		709,349

Industrial Conglomerates-0.56%
Honeywell International, Inc., 1.95%, 06/01/2030	653,000	564,481

Insurance-4.74%
Alleghany Corp., 3.63%, 05/15/2030	300,000	282,112
Allstate Corp. (The), 1.45%, 12/15/2030	270,000	215,526
Aon Corp., 2.80%, 05/15/2030	596,000	522,304
Berkshire Hathaway Finance Corp.
1.85%, 03/12/2030	298,000	256,099
1.45%, 10/15/2030	451,000	368,854
Brighthouse Financial, Inc., 5.63%, 05/15/2030	400,000	398,743
CNA Financial Corp., 2.05%, 08/15/2030	300,000	241,510
Fidelity National Financial, Inc., 3.40%, 06/15/2030	400,000	347,560
Loews Corp., 3.20%, 05/15/2030	348,000	313,354
Marsh & McLennan Cos., Inc., 2.25%, 11/15/2030	447,000	384,309
Principal Financial Group, Inc., 2.13%, 06/15/2030	401,000	333,270
Prudential Financial, Inc., 2.10%, 03/10/2030	298,000	254,012
Prudential PLC (Hong Kong), 3.13%, 04/14/2030	600,000	537,898
Reinsurance Group of America, Inc., 3.15%, 06/15/2030	400,000	352,561

		4,808,112

Interactive Media & Services-1.21%
Alphabet, Inc., 1.10%, 08/15/2030	1,503,000	1,229,545

	Principal
	Amount	Value
Internet & Direct Marketing Retail-1.47%
Amazon.com, Inc., 1.50%, 06/03/2030	$1,193,000	$996,774
eBay, Inc., 2.70%, 03/11/2030	570,000	493,295

		1,490,069

IT Services-2.68%
Automatic Data Processing, Inc., 1.25%, 09/01/2030	597,000	491,631
Fiserv, Inc., 2.65%, 06/01/2030(b)	603,000	515,365
Global Payments, Inc., 2.90%, 05/15/2030	603,000	509,398
International Business Machines Corp., 1.95%, 05/15/2030	810,000	678,244
PayPal Holdings, Inc., 2.30%, 06/01/2030(b)	601,000	518,195

		2,712,833

Life Sciences Tools & Services-0.24%
Agilent Technologies, Inc., 2.10%, 06/04/2030	298,000	246,083

Machinery-1.97%
Cummins, Inc., 1.50%, 09/01/2030	503,000	411,412
Flowserve Corp., 3.50%, 10/01/2030	300,000	257,833
IDEX Corp., 3.00%, 05/01/2030	298,000	263,448
John Deere Capital Corp., 2.45%, 01/09/2030	330,000	296,431
Otis Worldwide Corp., 2.57%, 02/15/2030	893,000	771,902

		2,001,026

Media-0.86%
Discovery Communications LLC, 3.63%, 05/15/2030(b)	647,000	568,992
Omnicom Group, Inc., 2.45%, 04/30/2030	361,000	305,404

		874,396

Metals & Mining-2.06%
Freeport-McMoRan, Inc.
4.25%, 03/01/2030	358,000	324,788
4.63%, 08/01/2030	510,000	473,759
Newmont Corp., 2.25%, 10/01/2030	597,000	492,252
Nucor Corp., 2.70%, 06/01/2030	298,000	260,970
Reliance Steel & Aluminum Co., 2.15%, 08/15/2030	298,000	240,264
Teck Resources Ltd. (Canada), 3.90%, 07/15/2030(b)	330,000	299,165

		2,091,198

Multi-Utilities-1.14%
NiSource, Inc., 3.60%, 05/01/2030	601,000	554,088
Public Service Enterprise Group, Inc., 1.60%,
08/15/2030	251,000	200,644
San Diego Gas & Electric Co., Series VVV, 1.70%, 10/01/2030	483,000	398,450

		1,153,182

Oil, Gas & Consumable Fuels-9.36%
BP Capital Markets America, Inc., 1.75%, 08/10/2030	497,000	412,319
Canadian Natural Resources Ltd. (Canada), 2.95%, 07/15/2030	298,000	260,592
Chevron Corp., 2.24%, 05/11/2030	893,000	785,586
Devon Energy Corp., 4.50%, 01/15/2030	400,000	380,496
Enterprise Products Operating LLC, 2.80%, 01/31/2030(b)	803,000	709,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

149

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2022

	Principal
	Amount	Value
Oil, Gas & Consumable Fuels-(continued)
EOG Resources, Inc., 4.38%, 04/15/2030	$500,000	$501,184
Equinor ASA (Norway), 2.38%, 05/22/2030	447,000	393,762
Exxon Mobil Corp., 2.61%, 10/15/2030	1,193,000	1,069,827
Magellan Midstream Partners L.P., 3.25%, 06/01/2030	300,000	266,966
MPLX L.P., 2.65%, 08/15/2030	900,000	753,207
ONEOK, Inc., 3.10%, 03/15/2030	456,000	394,610
Phillips 66, 2.15%, 12/15/2030	510,000	420,032
Pioneer Natural Resources Co., 1.90%, 08/15/2030	657,000	537,510
Plains All American Pipeline L.P./PAA Finance
Corp., 3.80%, 09/15/2030	447,000	398,039
Targa Resources Partners L.P./Targa
Resources Partners Finance Corp., 5.50%, 03/01/2030	572,000	559,522
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/2030	500,000	448,637
Western Midstream Operating L.P., 4.30%, 02/01/2030(b)	720,000	648,137
Williams Cos., Inc. (The), 3.50%, 11/15/2030	603,000	544,632

		9,484,510

Personal Products-0.61%
Estee Lauder Cos., Inc. (The), 2.60%, 04/15/2030	420,000	376,710
Unilever Capital Corp. (United Kingdom), 1.38%, 09/14/2030	300,000	243,013

		619,723

Pharmaceuticals-5.88%
AstraZeneca PLC (United Kingdom), 1.38%, 08/06/2030	780,000	642,200
Bristol-Myers Squibb Co., 1.45%, 11/13/2030(b)	750,000	614,302
Johnson & Johnson, 1.30%, 09/01/2030	1,050,000	883,731
Merck & Co., Inc., 1.45%, 06/24/2030	803,000	666,369
Pfizer, Inc., 1.70%, 05/28/2030	597,000	506,753
Royalty Pharma PLC, 2.20%, 09/02/2030	600,000	489,624
Takeda Pharmaceutical Co. Ltd. (Japan), 2.05%, 03/31/2030	1,500,000	1,259,018
Viatris, Inc., 2.70%, 06/22/2030(b)	660,000	521,903
Zoetis, Inc., 2.00%, 05/15/2030	450,000	379,598

		5,963,498

Professional Services-0.35%
Equifax, Inc., 3.10%, 05/15/2030	400,000	351,932

Road & Rail-0.25%
Canadian Pacific Railway Co. (Canada), 2.05%, 03/05/2030	300,000	255,435

Semiconductors & Semiconductor Equipment-2.29%
Applied Materials, Inc., 1.75%, 06/01/2030	451,000	379,827
Lam Research Corp., 1.90%, 06/15/2030	451,000	379,453
QUALCOMM, Inc., 2.15%, 05/20/2030	803,000	704,233
Texas Instruments, Inc., 1.75%, 05/04/2030	499,000	426,291
Xilinx, Inc., 2.38%, 06/01/2030	497,000	435,061

		2,324,865

Software-1.37%
Autodesk, Inc., 2.85%, 01/15/2030	300,000	267,201
Citrix Systems, Inc., 3.30%, 03/01/2030	340,000	336,666

	Principal
	Amount	Value
Software-(continued)
Intuit, Inc., 1.65%, 07/15/2030	$298,000	$246,495
ServiceNow, Inc., 1.40%, 09/01/2030	683,000	537,652

		1,388,014

Specialty Retail-2.37%
AutoNation, Inc., 4.75%, 06/01/2030	398,000	373,973
Best Buy Co., Inc., 1.95%, 10/01/2030	391,000	313,516
Dell International LLC/EMC Corp., 6.20%, 07/15/2030	450,000	469,289
Leidos, Inc., 4.38%, 05/15/2030	450,000	416,993
Lowe’s Cos., Inc., 1.70%, 10/15/2030	747,000	601,284
Tractor Supply Co., 1.75%, 11/01/2030	291,000	230,858

		2,405,913

Technology Hardware, Storage & Peripherals-1.89%
Apple, Inc.
1.65%, 05/11/2030	1,103,000	939,579
1.25%, 08/20/2030	750,000	614,628
NetApp, Inc., 2.70%, 06/22/2030(b)	420,000	361,978

		1,916,185

Textiles, Apparel & Luxury Goods-0.79%
Ralph Lauren Corp., 2.95%, 06/15/2030(b)	451,000	402,998
VF Corp., 2.95%, 04/23/2030	450,000	393,695

		796,693

Tobacco-1.01%
Altria Group, Inc., 3.40%, 05/06/2030	447,000	389,103
Philip Morris International, Inc.
2.10%, 05/01/2030	450,000	363,588
1.75%, 11/01/2030	344,000	266,965

		1,019,656

Trading Companies & Distributors-0.97%
Air Lease Corp.
3.00%, 02/01/2030	390,000	328,975
3.13%, 12/01/2030	450,000	379,967
GATX Corp., 4.00%, 06/30/2030	297,000	272,671

		981,613

Water Utilities-0.52%
American Water Capital Corp., 2.80%, 05/01/2030	297,000	266,456
Essential Utilities, Inc., 2.70%, 04/15/2030	298,000	258,793

		525,249

Total U.S. Dollar Denominated Bonds & Notes (Cost $112,817,333)		100,376,124

	Shares
Money Market Funds-0.16%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $163,411)	163,411	163,411

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.18% (Cost $112,980,744)		100,539,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

150

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2022

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.30%
Invesco Private Government Fund, 2.29%(c)(d)(e)	1,786,892	$1,786,892
Invesco Private Prime Fund, 2.37%(c)(d)(e)	4,594,406	4,594,865

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,381,469)		6,381,757

TOTAL INVESTMENTS IN SECURITIES-105.48% (Cost $119,362,213)		106,921,292
OTHER ASSETS LESS LIABILITIES-(5.48)%		(5,556,524)

NET ASSETS-100.00%		$101,364,768

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	August 31, 2021	at Cost	from Sales	Appreciation	(Loss)	August 31, 2022	Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$7,342	$2,694,019	$(2,537,950)	$-	$-	$163,411	$1,769

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	935,638	9,834,876	(8,983,622)	-	-	1,786,892	7,731	*

Invesco Private Prime Fund	2,183,156	20,868,728	(18,455,472)	288	(1,835)	4,594,865	21,782	*

Total	$3,126,136	$33,397,623	$(29,977,044)	$288	$(1,835)	$6,545,168	$31,282

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

151

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)

August 31, 2022

Schedule of Investments(a)

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.10%
Aerospace & Defense-1.94%
Boeing Co. (The), 3.63%, 02/01/2031	$310,000	$275,278
General Dynamics Corp., 2.25%, 06/01/2031	120,000	104,524
L3Harris Technologies, Inc., 1.80%, 01/15/2031	120,000	96,010
Raytheon Technologies Corp., 1.90%, 09/01/2031	250,000	203,999
Textron, Inc., 2.45%, 03/15/2031	100,000	81,890

		761,701

Air Freight & Logistics-0.43%
FedEx Corp., 2.40%, 05/15/2031	200,000	169,493

Automobiles-2.88%
American Honda Finance Corp., 1.80%, 01/13/2031	110,000	90,731
General Motors Financial Co., Inc.
2.35%, 01/08/2031	220,000	171,069
2.70%, 06/10/2031	250,000	198,429
Mercedes-Benz Finance North America LLC (Germany), 8.50%, 01/18/2031	350,000	443,872
Toyota Motor Corp. (Japan), 2.36%, 03/25/2031	80,000	70,341
Toyota Motor Credit Corp.
1.65%, 01/10/2031	110,000	90,261
1.90%, 09/12/2031	80,000	66,375

		1,131,078

Banks-1.98%
Mizuho Financial Group, Inc. (Japan), 2.56%, 09/13/2031	200,000	157,715
Royal Bank of Canada (Canada), 2.30%, 11/03/2031	300,000	249,891
Sumitomo Mitsui Financial Group, Inc. (Japan)
1.71%, 01/12/2031	200,000	155,481
2.22%, 09/17/2031	200,000	161,205
SVB Financial Group, 1.80%, 02/02/2031	70,000	52,906

		777,198

Beverages-2.92%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.90%, 01/23/2031	170,000	175,465
Coca-Cola Co. (The)
2.00%, 03/05/2031	170,000	146,009
1.38%, 03/15/2031	290,000	236,915
Constellation Brands, Inc., 2.25%, 08/01/2031	220,000	180,060
Keurig Dr Pepper, Inc., 2.25%, 03/15/2031	120,000	99,173
PepsiCo, Inc.
1.40%, 02/25/2031	150,000	122,939
1.95%, 10/21/2031	220,000	186,980

		1,147,541

Biotechnology-0.61%
Amgen, Inc., 2.30%, 02/25/2031	280,000	237,805

Building Products-0.84%
Carrier Global Corp., 2.70%, 02/15/2031	170,000	144,966

	Principal
	Amount	Value
Building Products-(continued)
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 2.00%, 09/16/2031	$110,000	$89,066
Masco Corp., 2.00%, 02/15/2031	120,000	96,099

		330,131

Capital Markets-4.26%
Ares Capital Corp., 3.20%, 11/15/2031	100,000	78,274
Bank of New York Mellon Corp. (The)
1.65%, 01/28/2031	90,000	73,077
1.80%, 07/28/2031	110,000	89,330
BlackRock, Inc., 1.90%, 01/28/2031	250,000	208,597
Brookfield Finance, Inc. (Canada), 2.72%, 04/15/2031	120,000	101,546
Charles Schwab Corp. (The)
1.65%, 03/11/2031	150,000	121,195
2.30%, 05/13/2031	150,000	127,599
1.95%, 12/01/2031	170,000	139,106
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 2.63%, 10/15/2031	220,000	171,600
Moody’s Corp., 2.00%, 08/19/2031	150,000	121,501
Nasdaq, Inc., 1.65%, 01/15/2031	150,000	119,990
Nomura Holdings, Inc. (Japan), 2.61%, 07/14/2031	200,000	160,640
State Street Corp., 2.20%, 03/03/2031	190,000	158,552

		1,671,007

Chemicals-0.31%
Ecolab, Inc., 1.30%, 01/30/2031	150,000	120,192

Commercial Services & Supplies-0.77%
Republic Services, Inc., 1.45%, 02/15/2031	170,000	134,568
Waste Management, Inc., 1.50%, 03/15/2031	210,000	166,950

		301,518

Communications Equipment-0.38%
Motorola Solutions, Inc., 2.75%, 05/24/2031	180,000	147,454

Construction Materials-0.78%
Eagle Materials, Inc., 2.50%, 07/01/2031	180,000	141,487
Martin Marietta Materials, Inc., 2.40%, 07/15/2031	200,000	165,490

		306,977

Consumer Finance-1.81%
Ally Financial, Inc.
8.00%, 11/01/2031	440,000	491,281
8.00%, 11/01/2031	130,000	143,771
Synchrony Financial, 2.88%, 10/28/2031	100,000	77,375

		712,427

Containers & Packaging-0.34%
Amcor Flexibles North America, Inc., 2.69%, 05/25/2031	160,000	131,938

Diversified Financial Services-0.17%
ORIX Corp. (Japan), 2.25%, 03/09/2031	80,000	66,786

Diversified Telecommunication Services-6.24%
AT&T, Inc., 2.75%, 06/01/2031	670,000	574,306
Orange S.A. (France), 9.00%, 03/01/2031	550,000	703,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

152

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)–(continued)

August 31, 2022

	Principal
	Amount	Value
Diversified Telecommunication Services-(continued)
Verizon Communications, Inc.
1.75%, 01/20/2031	$460,000	$368,089
2.55%, 03/21/2031	950,000	804,213

		2,449,808

Electric Utilities-5.23%
Appalachian Power Co., Series AA, 2.70%, 04/01/2031	100,000	85,438
Baltimore Gas and Electric Co., 2.25%, 06/15/2031	140,000	119,108
Berkshire Hathaway Energy Co., 1.65%, 05/15/2031	110,000	88,541
Consolidated Edison Co. of New York, Inc., 2.40%, 06/15/2031	200,000	171,597
Duke Energy Carolinas LLC, 2.55%, 04/15/2031	140,000	123,158
Duke Energy Corp., 2.55%, 06/15/2031	200,000	167,992
Duke Energy Florida LLC, 2.40%, 12/15/2031	150,000	128,125
Duke Energy Progress LLC, 2.00%, 08/15/2031	150,000	124,984
Entergy Corp., 2.40%, 06/15/2031	130,000	105,894
Entergy Texas, Inc., 1.75%, 03/15/2031	140,000	112,796
Pacific Gas and Electric Co., 2.50%, 02/01/2031	470,000	360,388
Progress Energy, Inc., 7.75%, 03/01/2031	130,000	151,464
Public Service Co. of Colorado, 1.88%, 06/15/2031	170,000	142,228
Southern Co. Gas Capital Corp., Series 20-A, 1.75%, 01/15/2031	110,000	87,754
Virginia Electric & Power Co., 2.30%, 11/15/2031	100,000	85,387

		2,054,854

Electrical Equipment-0.54%
Emerson Electric Co., 2.20%, 12/21/2031	250,000	213,167

Electronic Equipment, Instruments & Components-1.80%
Amphenol Corp., 2.20%, 09/15/2031	170,000	140,873
CDW LLC/CDW Finance Corp., 3.57%, 12/01/2031	220,000	185,198
Jabil, Inc., 3.00%, 01/15/2031	150,000	125,623
Teledyne Technologies, Inc., 2.75%, 04/01/2031	230,000	192,407
Vontier Corp., 2.95%, 04/01/2031	80,000	61,652

		705,753

Energy Equipment & Services-0.32%
Helmerich & Payne, Inc., 2.90%, 09/29/2031	150,000	127,256

Entertainment-1.62%
Electronic Arts, Inc., 1.85%, 02/15/2031	170,000	139,991
Walt Disney Co. (The), 2.65%, 01/13/2031	560,000	495,431

		635,422

Equity REITs-10.30%
Alexandria Real Estate Equities, Inc., 3.38%, 08/15/2031	170,000	152,165
American Assets Trust L.P., 3.38%, 02/01/2031	100,000	84,620
American Tower Corp.
2.70%, 04/15/2031	140,000	116,343
2.30%, 09/15/2031	160,000	127,535
AvalonBay Communities, Inc., 2.45%, 01/15/2031	120,000	104,385
Boston Properties L.P., 3.25%, 01/30/2031	250,000	216,232

	Principal
	Amount	Value
Equity REITs-(continued)
Brixmor Operating Partnership L.P., 2.50%, 08/16/2031	$120,000	$93,211
CBRE Services, Inc., 2.50%, 04/01/2031	100,000	80,622
Corporate Office Properties L.P., 2.75%, 04/15/2031	110,000	86,886
Crown Castle, Inc.
2.25%, 01/15/2031	240,000	195,744
2.10%, 04/01/2031	220,000	175,494
2.50%, 07/15/2031	170,000	140,152
Equinix, Inc., 2.50%, 05/15/2031	230,000	189,533
ERP Operating L.P., 1.85%, 08/01/2031(b)	90,000	73,284
GLP Capital L.P./GLP Financing II, Inc., 4.00%, 01/15/2031	150,000	130,959
Healthcare Realty Holdings L.P., 2.00%, 03/15/2031	100,000	78,156
Healthpeak Properties, Inc., 2.88%, 01/15/2031	140,000	121,137
Invitation Homes Operating Partnership L.P., 2.00%, 08/15/2031	90,000	68,675
Kimco Realty Corp., 2.25%, 12/01/2031	80,000	64,311
Life Storage L.P., 2.40%, 10/15/2031	150,000	120,150
MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	320,000	240,474
Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	130,000	106,326
Physicians Realty L.P., 2.63%, 11/01/2031	100,000	80,434
Public Storage
2.30%, 05/01/2031	150,000	128,357
2.25%, 11/09/2031	110,000	92,526
Realty Income Corp., 3.25%, 01/15/2031	220,000	198,050
Sabra Health Care L.P., 3.20%, 12/01/2031	180,000	143,045
Simon Property Group L.P., 2.20%, 02/01/2031	150,000	123,145
Sun Communities Operating L.P., 2.70%, 07/15/2031	170,000	137,002
Ventas Realty L.P., 2.50%, 09/01/2031	80,000	65,558
W.P. Carey, Inc., 2.40%, 02/01/2031	80,000	65,288
Welltower, Inc.
2.75%, 01/15/2031	120,000	101,232
2.80%, 06/01/2031	170,000	144,072

		4,045,103

Food & Staples Retailing-1.19%
Kroger Co. (The), 1.70%, 01/15/2031	110,000	87,873
Walmart, Inc., 1.80%, 09/22/2031	450,000	379,801

		467,674

Food Products-1.74%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031	220,000	185,470
Flowers Foods, Inc., 2.40%, 03/15/2031	110,000	91,939
General Mills, Inc., 2.25%, 10/14/2031	110,000	91,500
Kellogg Co., Series B, 7.45%, 04/01/2031	140,000	162,321
McCormick & Co., Inc., 1.85%, 02/15/2031	100,000	80,260
Mondelez International, Inc., 1.50%, 02/04/2031	90,000	71,284

		682,774

Gas Utilities-0.51%
Atmos Energy Corp., 1.50%, 01/15/2031	150,000	119,762
National Fuel Gas Co., 2.95%, 03/01/2031	100,000	82,065

		201,827

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

153

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)–(continued)

August 31, 2022

	Principal
	Amount	Value
Health Care Equipment & Supplies-1.38%
Baxter International, Inc., 1.73%, 04/01/2031	$120,000	$94,830
Becton, Dickinson and Co., 1.96%, 02/11/2031	220,000	180,029
STERIS Irish FinCo Unlimited Co., 2.70%, 03/15/2031	150,000	126,048
Zimmer Biomet Holdings, Inc., 2.60%, 11/24/2031	170,000	142,396

		543,303

Health Care Providers & Services-5.68%
AmerisourceBergen Corp., 2.70%, 03/15/2031	220,000	188,106
Centene Corp.
2.50%, 03/01/2031	450,000	359,721
2.63%, 08/01/2031	260,000	208,388
Cigna Corp., 2.38%, 03/15/2031	330,000	278,499
CVS Health Corp.
1.88%, 02/28/2031	280,000	226,100
2.13%, 09/15/2031	220,000	179,757
Elevance Health, Inc., 2.55%, 03/15/2031	220,000	189,310
HCA, Inc., 2.38%, 07/15/2031	170,000	135,493
Laboratory Corp. of America Holdings, 2.70%, 06/01/2031	110,000	94,519
Quest Diagnostics, Inc., 2.80%, 06/30/2031	120,000	102,798
UnitedHealth Group, Inc., 2.30%, 05/15/2031	310,000	265,990

		2,228,681

Hotels, Restaurants & Leisure-1.02%
Expedia Group, Inc., 2.95%, 03/15/2031	250,000	209,899
Marriott International, Inc., Series HH, 2.85%, 04/15/2031	230,000	192,313

		402,212

Household Products-0.66%
Kimberly-Clark Corp., 2.00%, 11/02/2031	120,000	101,388
Procter & Gamble Co. (The), 1.95%, 04/23/2031	180,000	155,794

		257,182

Independent Power and Renewable Electricity Producers-0.42%
AES Corp. (The), 2.45%, 01/15/2031	200,000	165,513

Industrial Conglomerates-0.74%
Honeywell International, Inc., 1.75%, 09/01/2031	350,000	290,734

Insurance-1.77%
Aon Corp./Aon Global Holdings PLC, 2.60%, 12/02/2031	110,000	92,946
Assured Guaranty US Holdings, Inc., 3.15%, 06/15/2031	110,000	95,279
Brown & Brown, Inc., 2.38%, 03/15/2031	160,000	127,267
Fidelity National Financial, Inc., 2.45%, 03/15/2031	130,000	103,356
First American Financial Corp., 2.40%, 08/15/2031	90,000	69,536
Lincoln National Corp., 3.40%, 01/15/2031(b)	130,000	116,183
Primerica, Inc., 2.80%, 11/19/2031	110,000	92,340

		696,907

Internet & Direct Marketing Retail-1.80%
Amazon.com, Inc., 2.10%, 05/12/2031	670,000	579,111
eBay, Inc., 2.60%, 05/10/2031(b)	150,000	125,754

		704,865

	Principal
	Amount	Value
IT Services-2.82%
Broadridge Financial Solutions, Inc., 2.60%, 05/01/2031	$200,000	$168,078
Fidelity National Information Services, Inc., 2.25%, 03/01/2031	280,000	229,162
Global Payments, Inc., 2.90%, 11/15/2031	170,000	138,213
Mastercard, Inc.
1.90%, 03/15/2031	150,000	128,557
2.00%, 11/18/2031	150,000	126,843
VeriSign, Inc., 2.70%, 06/15/2031	170,000	140,140
Visa, Inc., 1.10%, 02/15/2031	220,000	176,530

		1,107,523

Leisure Products-0.13%
Brunswick Corp., 2.40%, 08/18/2031	70,000	52,424

Life Sciences Tools & Services-1.42%
Agilent Technologies, Inc., 2.30%, 03/12/2031	190,000	157,014
Illumina, Inc., 2.55%, 03/23/2031	110,000	90,656
PerkinElmer, Inc., 2.25%, 09/15/2031	100,000	79,827
Thermo Fisher Scientific, Inc., 2.00%, 10/15/2031	270,000	228,140

		555,637

Machinery-1.24%
Caterpillar, Inc., 1.90%, 03/12/2031(b)	100,000	85,340
IDEX Corp., 2.63%, 06/15/2031	90,000	76,511
John Deere Capital Corp.
1.45%, 01/15/2031	150,000	122,952
2.00%, 06/17/2031	150,000	127,897
Xylem, Inc., 2.25%, 01/30/2031	90,000	75,181

		487,881

Media-3.48%
Charter Communications Operating LLC/Charter
Communications Operating Capital Corp., 2.80%, 04/01/2031	360,000	292,248
Comcast Corp.
1.95%, 01/15/2031	330,000	275,154
1.50%, 02/15/2031(b)	360,000	290,419
Interpublic Group of Cos., Inc. (The), 2.40%, 03/01/2031	110,000	88,687
Omnicom Group, Inc., 2.60%, 08/01/2031	180,000	151,147
Paramount Global, 4.95%, 01/15/2031	280,000	267,392

		1,365,047

Metals & Mining-0.22%
Steel Dynamics, Inc., 3.25%, 01/15/2031	100,000	86,762

Multiline Retail-0.51%
Dollar Tree, Inc., 2.65%, 12/01/2031	180,000	150,553
Kohl’s Corp., 3.38%, 05/01/2031	70,000	50,328

		200,881

Multi-Utilities-2.08%
Ameren Corp., 3.50%, 01/15/2031	160,000	146,876
CenterPoint Energy, Inc., 2.65%, 06/01/2031	110,000	94,308
Dominion Energy, Inc., Series C, 2.25%, 08/15/2031	250,000	208,024
DTE Electric Co., Series C, 2.63%, 03/01/2031	140,000	124,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

154

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)–(continued)

August 31, 2022

	Principal
	Amount	Value
Multi-Utilities-(continued)
NiSource, Inc., 1.70%, 02/15/2031	$130,000	$102,481
Public Service Enterprise Group, Inc., 2.45%, 11/15/2031	170,000	142,461

		818,617

Oil, Gas & Consumable Fuels-5.16%
Boardwalk Pipelines L.P., 3.40%, 02/15/2031	100,000	85,061
Burlington Resources LLC, 7.20%, 08/15/2031	80,000	94,144
Conoco Funding Co., 7.25%, 10/15/2031	80,000	94,363
Devon Energy Corp., 7.88%, 09/30/2031	90,000	104,289
Diamondback Energy, Inc., 3.13%, 03/24/2031	160,000	138,542
Hess Corp., 7.30%, 08/15/2031	110,000	123,412
Kinder Morgan, Inc.
2.00%, 02/15/2031	150,000	119,624
7.80%, 08/01/2031	110,000	127,594
ONEOK, Inc., 6.35%, 01/15/2031	130,000	136,231
Ovintiv, Inc., 7.38%, 11/01/2031	110,000	120,337
Pioneer Natural Resources Co., 2.15%, 01/15/2031	220,000	181,861
Targa Resources Partners L.P./Targa Resources
Partners Finance Corp., 4.88%, 02/01/2031	180,000	166,528
TransCanada PipeLines Ltd. (Canada), 2.50%, 10/12/2031	220,000	181,823
Valero Energy Corp., 2.80%, 12/01/2031	90,000	75,874
Williams Cos., Inc. (The), 2.60%, 03/15/2031	330,000	276,699

		2,026,382

Personal Products-0.89%
Estee Lauder Cos., Inc. (The), 1.95%, 03/15/2031	120,000	101,541
Unilever Capital Corp. (United Kingdom), 1.75%, 08/12/2031	300,000	247,045

		348,586

Pharmaceuticals-2.11%
Astrazeneca Finance LLC (United Kingdom), 2.25%, 05/28/2031	170,000	147,817
Merck & Co., Inc., 2.15%, 12/10/2031	450,000	384,788
Pfizer, Inc., 1.75%, 08/18/2031	220,000	183,033
Royalty Pharma PLC, 2.15%, 09/02/2031	140,000	111,180

		826,818

Professional Services-0.45%
Equifax, Inc., 2.35%, 09/15/2031	220,000	177,951

Road & Rail-1.28%
Canadian Pacific Railway Co. (Canada), 2.45%, 12/02/2031	320,000	275,169
Norfolk Southern Corp., 2.30%, 05/15/2031	90,000	77,489
Union Pacific Corp., 2.38%, 05/20/2031	170,000	147,962

		500,620

Semiconductors & Semiconductor Equipment-2.32%
Analog Devices, Inc., 2.10%, 10/01/2031	220,000	187,141
Intel Corp., 2.00%, 08/12/2031	250,000	207,460
Marvell Technology, Inc., 2.95%, 04/15/2031	150,000	123,511
NVIDIA Corp., 2.00%, 06/15/2031	250,000	211,874
Skyworks Solutions, Inc., 3.00%, 06/01/2031	110,000	89,577
Texas Instruments, Inc., 1.90%, 09/15/2031	110,000	93,168

		912,731

	Principal
	Amount	Value
Software-3.84%
Autodesk, Inc., 2.40%, 12/15/2031	$220,000	$182,687
Fortinet, Inc., 2.20%, 03/15/2031	110,000	87,658
Oracle Corp., 2.88%, 03/25/2031	720,000	599,016
Roper Technologies, Inc., 1.75%, 02/15/2031	180,000	141,684
salesforce.com, inc., 1.95%, 07/15/2031	310,000	262,128
VMware, Inc., 2.20%, 08/15/2031	300,000	234,973

		1,508,146

Specialty Retail-3.19%
AutoZone, Inc., 1.65%, 01/15/2031	110,000	87,036
Home Depot, Inc. (The)
1.38%, 03/15/2031	280,000	225,702
1.88%, 09/15/2031	250,000	207,820
Leidos, Inc., 2.30%, 02/15/2031	220,000	173,432
Lowe’s Cos., Inc., 2.63%, 04/01/2031	350,000	301,179
O’Reilly Automotive, Inc., 1.75%, 03/15/2031	100,000	79,739
Ross Stores, Inc., 1.88%, 04/15/2031	110,000	87,719
TJX Cos., Inc. (The), 1.60%, 05/15/2031	110,000	88,931

		1,251,558

Technology Hardware, Storage & Peripherals-2.13%
Apple, Inc.
1.65%, 02/08/2031	610,000	508,760
1.70%, 08/05/2031(b)	220,000	184,074
HP, Inc., 2.65%, 06/17/2031	180,000	143,656

		836,490

Tobacco-0.57%
BAT Capital Corp. (United Kingdom), 2.73%, 03/25/2031	280,000	224,457

Water Utilities-0.26%
American Water Capital Corp., 2.30%, 06/01/2031	120,000	102,090

Wireless Telecommunication Services-1.62%
T-Mobile USA, Inc.
2.88%, 02/15/2031	200,000	169,338
3.50%, 04/15/2031	528,000	468,512

		637,850

Total U.S. Dollar Denominated Bonds & Notes (Cost $43,025,264)		38,914,732

	Shares
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $15,756)	15,756	15,756

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.14% (Cost $43,041,020)		38,930,488

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.09%
Invesco Private Government Fund, 2.29%(c)(d)(e)	120,081	120,081

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

155

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(c)(d)(e)	308,749	$308,780

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $428,847)		428,861

TOTAL INVESTMENTS IN SECURITIES-100.23% (Cost $43,469,867)		39,359,349
OTHER ASSETS LESS LIABILITIES-(0.23)%		(90,736)

NET ASSETS-100.00%		$39,268,613

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2022.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	August 31, 2021	at Cost	from Sales	Appreciation	Gain	August 31, 2022	Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$712,570	$(696,814)	$-	$-	$15,756	$570

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	1,346,518	(1,226,437)	-	-	120,081	655	*

Invesco Private Prime Fund	-	2,858,380	(2,549,653)	14	39	308,780	1,773	*

Total	$-	$4,917,468	$(4,472,904)	$14	$39	$444,617	$2,998

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

156

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Treasury Securities-54.05%
U.S. Treasury Bills-54.05%
2.30%–2.41%, 10/20/2022(b)	$200,000,000	$199,326,794
1.77%–2.14%, 09/22/2022(b)	112,000,000	111,865,871

Total U.S. Treasury Securities (Cost $311,213,249)		311,192,665

U.S. Dollar Denominated Bonds & Notes-36.44%
Auto Components-0.50%
Dana, Inc., 5.38%, 11/15/2027	3,237,000	2,890,285

Automobiles-4.58%
Ford Motor Credit Co. LLC
4.25%, 09/20/2022	12,500,000	12,510,743
3.55%, 10/07/2022	7,130,000	7,128,236
Jaguar Land Rover Automotive PLC (United Kingdom), 7.75%, 10/15/2025(c)	7,350,000	6,744,036

		26,383,015

Commercial Services & Supplies-3.61%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026(c)	14,500,000	13,593,750
Brink’s Co. (The), 5.50%, 07/15/2025(c)	3,182,000	3,116,737
Clean Harbors, Inc., 4.88%, 07/15/2027(c)	4,381,000	4,068,766

		20,779,253

Consumer Finance-0.71%
PRA Group, Inc., 7.38%, 09/01/2025(c)	2,426,000	2,422,313
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/2023(c)	1,700,000	1,666,353

		4,088,666

Containers & Packaging-0.52%
Graphic Packaging International LLC, 4.88%, 11/15/2022	3,008,000	3,011,587

Diversified Consumer Services-0.73%
Service Corp. International, 4.63%, 12/15/2027	4,451,000	4,184,830

Diversified Financial Services-1.10%
Verscend Escrow Corp., 9.75%, 08/15/2026(c)	6,268,000	6,338,828

Electric Utilities-1.88%
NRG Energy, Inc., 6.63%, 01/15/2027	3,024,000	3,008,657
Vistra Operations Co. LLC, 5.50%, 09/01/2026(c)	8,100,000	7,831,242

		10,839,899

Electrical Equipment-1.59%
WESCO Distribution, Inc., 7.13%, 06/15/2025(c)	9,164,000	9,176,683

Equity REITs-0.89%
XHR L.P., 6.38%, 08/15/2025(c)	5,251,000	5,104,007

Health Care Equipment & Supplies-0.67%
Teleflex, Inc., 4.63%, 11/15/2027	4,101,000	3,844,892

Health Care Providers & Services-0.67%
ModivCare, Inc., 5.88%, 11/15/2025(c)	4,053,000	3,822,550

	Principal Amount	Value
Hotels, Restaurants & Leisure-1.01%
IRB Holding Corp., 7.00%, 06/15/2025(c)	$1,716,000	$1,725,944
Mohegan Gaming & Entertainment, 7.88%, 10/15/2024(c)	4,020,000	4,108,702

		5,834,646

Leisure Products-0.90%
Mattel, Inc., 5.88%, 12/15/2027(c)	5,200,000	5,187,000

Machinery-0.78%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025(c)	3,000,000	2,795,940
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/2024(c)	1,770,000	1,680,925

		4,476,865

Media-5.78%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/2028(c)	15,401,000	14,131,765
CSC Holdings LLC, 5.88%, 09/15/2022	7,711,000	7,703,289
Sirius XM Radio, Inc., 5.00%, 08/01/2027(c)	12,146,000	11,449,670

		33,284,724

Metals & Mining-1.05%
Compass Minerals International, Inc., 6.75%, 12/01/2027(c)	4,051,000	3,863,378
Mountain Province Diamonds, Inc. (Canada), 8.00%, 12/15/2022(c)	2,316,000	2,185,354

		6,048,732

Oil, Gas & Consumable Fuels-2.80%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(c)	4,781,000	4,765,629
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.25%, 07/15/2024(c)	2,024,000	2,080,788
Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(c)	5,750,000	5,613,437
Southwestern Energy Co., 7.75%, 10/01/2027	3,499,000	3,631,717

		16,091,571

Pharmaceuticals-0.64%
Bausch Health Cos., Inc., 9.00%, 12/15/2025(c)	2,400,000	1,522,500
Catalent Pharma Solutions, Inc., 5.00%, 07/15/2027(c)	2,300,000	2,173,638

		3,696,138

Textiles, Apparel & Luxury Goods-0.83%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(c)	1,033,000	1,009,830
G-III Apparel Group Ltd., 7.88%, 08/15/2025(c)	3,782,000	3,737,353

		4,747,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

157

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)–(continued)

August 31, 2022

	Principal Amount	Value
Wireless Telecommunication Services-5.20%
C&W Senior Financing DAC (Panama), 6.88%, 09/15/2027(c)	$9,890,000	$8,792,458
Sprint Communications LLC, 6.00%, 11/15/2022	21,083,000	21,153,417

		29,945,875

Total U.S. Dollar Denominated Bonds & Notes (Cost $222,437,606)		209,777,229

	Shares	Value
Money Market Funds-8.99%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $51,784,046)	51,784,046	$51,784,046

TOTAL INVESTMENTS IN SECURITIES-99.48% (Cost $585,434,901)		572,753,940
OTHER ASSETS LESS LIABILITIES-0.52%		2,988,624

NET ASSETS-100.00%		$575,742,564

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $140,709,576, which represented 24.44% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$38,334,118	$958,580,283	$(945,130,355)	$-	$-	$51,784,046	$244,267

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	27,943,890	58,699,207	(86,643,097)	-	-	-	2,223	*

Invesco Private Prime Fund	65,723,895	121,815,022	(187,523,912)	-	(15,005)	-	26,710	*

Total	$132,001,903	$1,139,094,512	$(1,219,297,364)	$-	$(15,005)	$51,784,046	$273,200

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

158

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.43%
Aerospace & Defense-2.47%
TransDigm, Inc., 8.00%, 12/15/2025(b)(c)	$11,146,000	$11,429,777
Triumph Group, Inc., 8.88%, 06/01/2024(b)	5,709,000	5,788,841

		17,218,618

Auto Components-1.79%
American Axle & Manufacturing, Inc., 6.88%, 07/01/2028(c)	4,082,000	3,881,757
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/2025(c)	8,200,000	8,579,168

		12,460,925

Automobiles-5.68%
Ford Motor Credit Co. LLC
3.09%, 01/09/2023(c)	7,160,000	7,110,001
4.14%, 02/15/2023	5,780,000	5,745,691
3.10%, 05/04/2023(c)	6,392,000	6,303,669
4.38%, 08/06/2023	6,420,000	6,367,709
3.37%, 11/17/2023	6,410,000	6,254,942
Jaguar Land Rover Automotive PLC (United Kingdom), 5.63%, 02/01/2023(b)(c)	5,053,000	4,936,080
Winnebago Industries, Inc., 6.25%, 07/15/2028(b)(c)	3,005,000	2,853,909

		39,572,001

Building Products-0.92%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/2029(b)	7,091,000	6,390,876

Capital Markets-1.29%
DKT Finance ApS (Denmark), 9.38%, 06/17/2023(b)	4,150,000	4,010,975
FS Energy and Power Fund, 7.50%, 08/15/2023(b)	4,952,000	4,976,141

		8,987,116

Chemicals-2.83%
Avient Corp., 5.25%, 03/15/2023	6,081,000	6,088,905
Chemours Co. (The), 5.75%, 11/15/2028(b)(c)	8,102,000	7,264,294
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	3,545,000	3,550,140
Innophos Holdings, Inc., 9.38%, 02/15/2028(b)	2,825,000	2,777,554

		19,680,893

Commercial Services & Supplies-2.13%
ADT Security Corp. (The), 4.13%, 06/15/2023	7,095,000	7,015,465
CoreCivic, Inc., 4.63%, 05/01/2023	1,790,000	1,779,050
Interface, Inc., 5.50%, 12/01/2028(b)	3,076,000	2,692,255
RR Donnelley & Sons Co.
6.13%, 11/01/2026(b)	1,790,000	1,667,906
8.25%, 07/01/2027	1,780,000	1,698,262

		14,852,938

Construction & Engineering-0.34%
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/2028(b)	2,720,000	2,356,485

	Principal Amount	Value
Consumer Finance-4.10%
Navient Corp.
5.50%, 01/25/2023	$10,135,000	$10,096,215
7.25%, 09/25/2023(c)	3,099,000	3,109,351
OneMain Finance Corp.
5.63%, 03/15/2023	8,872,000	8,804,839
8.25%, 10/01/2023	3,100,000	3,137,390
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/2023(b)	3,512,000	3,442,489

		28,590,284

Containers & Packaging-3.06%
Ball Corp., 4.00%, 11/15/2023(c)	10,140,000	10,046,304
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023(b)(c)	5,598,000	5,571,130
6.63%, 05/13/2027(b)(c)	6,156,000	5,726,760

		21,344,194

Diversified Telecommunication Services-5.09%
Altice France S.A. (France), 8.13%, 02/01/2027(b)(c)	17,772,000	16,838,970
Frontier Communications Holdings LLC, 5.88%, 10/15/2027(b)(c)	11,651,000	10,889,258
Lumen Technologies, Inc., Series W, 6.75%, 12/01/2023(c)	7,600,000	7,696,444

		35,424,672

Electric Utilities-0.58%
InterGen N.V. (Netherlands), 7.00%, 06/30/2023(b)	4,202,000	4,009,380

Electrical Equipment-3.11%
EnerSys, 5.00%, 04/30/2023(b)	3,001,000	2,992,417
Sensata Technologies B.V., 4.88%, 10/15/2023(b)	5,034,000	5,084,720
WESCO Distribution, Inc., 7.25%, 06/15/2028(b)	13,424,000	13,581,866

		21,659,003

Energy Equipment & Services-1.86%
Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	8,067,000	7,648,242
TechnipFMC PLC (United Kingdom), 6.50%, 02/01/2026(b)(c)	2,055,000	2,022,669
Tervita Corp. (Canada), 11.00%, 12/01/2025(b)	2,996,000	3,260,951

		12,931,862

Entertainment-1.74%
Live Nation Entertainment, Inc., 6.50%, 05/15/2027(b)	12,157,000	12,153,231

Equity REITs-5.46%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	11,149,000	10,449,947
Service Properties Trust, 4.50%, 06/15/2023	5,100,000	5,004,859
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025(b)(c)	22,800,000	22,553,532

		38,008,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

159

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)–(continued)

August 31, 2022

	Principal Amount	Value
Food & Staples Retailing-2.54%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)	$7,603,000	$7,537,044
Performance Food Group, Inc., 6.88%, 05/01/2025(b)	2,764,000	2,767,524
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)	2,463,000	2,245,122
United Natural Foods, Inc., 6.75%, 10/15/2028(b)	5,331,000	5,130,608

		17,680,298

Health Care Equipment & Supplies-0.35%
Varex Imaging Corp., 7.88%, 10/15/2027(b) .	2,498,000	2,416,253

Health Care Providers & Services-6.31%
Acadia Healthcare Co., Inc., 5.50%, 07/01/2028(b)	4,558,000	4,324,015
Community Health Systems, Inc., 5.63%, 03/15/2027(b)	19,255,000	16,364,632
Tenet Healthcare Corp., 6.13%, 10/01/2028(b)(c)	25,351,000	23,291,612

		43,980,259

Hotels, Restaurants & Leisure-12.88%
Academy Ltd., 6.00%, 11/15/2027(b)(c)	3,880,000	3,627,684
Brinker International, Inc., 3.88%, 05/15/2023	3,084,000	3,041,672
Buena Vista Gaming Authority, 13.00%, 04/01/2023(b)	2,080,000	2,082,340
Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)(c)	17,226,000	16,970,883
Carnival Corp., 10.50%, 02/01/2026(b)	7,863,000	8,109,112
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 6.50%, 10/01/2028	3,038,000	2,978,489
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028(b)(c)	5,110,000	5,002,358
MGM Resorts International, 6.00%, 03/15/2023(c)	12,667,000	12,684,241
Peninsula Pacific Entertainment LLC/ Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/2027(b)	7,306,000	7,866,144
Scientific Games International, Inc.
8.63%, 07/01/2025(b)	5,572,000	5,735,510
7.00%, 05/15/2028(b)(c)	7,113,000	6,971,380
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/2025(b)	2,286,000	2,366,741
Travel + Leisure Co., 3.90%, 03/01/2023	4,056,000	4,022,733
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp., 4.25%, 05/30/2023(b)(c)	5,065,000	4,985,125
Yum! Brands, Inc., 3.88%, 11/01/2023(c)	3,332,000	3,304,940

		89,749,352

Household Durables-1.02%
KB Home, 7.63%, 05/15/2023	3,549,000	3,566,807
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	3,565,000	3,555,499

		7,122,306

	Principal Amount	Value
Interactive Media & Services-0.52%
Cars.com, Inc., 6.38%, 11/01/2028(b)	$4,056,000	$3,653,057

Internet & Direct Marketing Retail-0.33%
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 10.75%, 06/01/2028(b)	2,515,000	2,325,191

IT Services-0.59%
Unisys Corp., 6.88%, 11/01/2027(b)	4,927,000	4,117,913

Leisure Products-0.23%
Mattel, Inc., 3.15%, 03/15/2023	1,647,000	1,625,447

Machinery-0.98%
Meritor, Inc., 6.25%, 06/01/2025(b)	3,035,000	3,129,844
TK Elevator Holdco GmbH (Germany), 7.63%, 07/15/2028(b)(c)	4,090,000	3,667,237

		6,797,081

Media-4.89%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.00%, 03/01/2023(b)	5,068,000	5,053,806
DISH DBS Corp., 5.00%, 03/15/2023	15,206,000	14,900,168
Quebecor Media, Inc. (Canada), 5.75%, 01/15/2023	8,610,000	8,620,849
TEGNA, Inc., 4.75%, 03/15/2026(b)(c)	5,580,000	5,476,250

		34,051,073

Metals & Mining-1.98%
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029(b)	7,320,000	7,344,714
Commercial Metals Co., 4.88%, 05/15/2023(c)	3,345,000	3,350,820
New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	4,001,000	3,086,611

		13,782,145

Mortgage REITs-0.43%
Starwood Property Trust, Inc., 5.50%, 11/01/2023(b)	3,035,000	3,026,009

Oil, Gas & Consumable Fuels-8.81%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	7,596,000	7,661,310
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 7.88%, 05/15/2026(b)	5,590,000	5,697,691
Buckeye Partners L.P., 4.15%, 07/01/2023 .	5,067,000	4,984,737
Chesapeake Energy Corp., 5.50%, 02/01/2026(b)	5,069,000	4,891,788
MEG Energy Corp. (Canada), 7.13%, 02/01/2027(b)(c)	12,145,000	12,287,704
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 11/01/2023	4,637,000	4,394,439
Occidental Petroleum Corp., 2.70%, 02/15/2023	3,467,000	3,432,287
PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 05/15/2023	5,356,000	5,362,159
Range Resources Corp., 5.00%, 03/15/2023	5,396,000	5,396,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

160

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)–(continued)

August 31, 2022

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Rockpoint Gas Storage Canada Ltd. (Canada), 7.00%, 03/31/2023(b)(c)	$4,059,000	$4,030,080
Southwestern Energy Co., 8.38%, 09/15/2028	3,071,000	3,235,851

		61,374,235

Pharmaceuticals-0.97%
AdaptHealth LLC, 6.13%, 08/01/2028(b)	3,543,000	3,270,402
Elanco Animal Health, Inc., 5.77%, 08/28/2023	3,481,000	3,480,130

		6,750,532

Real Estate Management & Development-1.54%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/2028(b)	6,627,000	6,579,286
Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 06/01/2023(b)(c)	4,146,000	4,128,462

		10,707,748

Road & Rail-1.53%
Uber Technologies, Inc., 6.25%, 01/15/2028(b)(c)	5,063,000	4,842,076
Watco Cos. LLC/Watco Finance Corp., 6.50%, 06/15/2027(b)(c)	6,020,000	5,779,682

		10,621,758

Specialty Retail-0.95%
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025(c)	6,893,000	6,617,113

Technology Hardware, Storage & Peripherals-1.72%
Seagate HDD Cayman, 4.75%, 06/01/2023(c)	5,480,000	5,445,200
Xerox Corp., 4.63%, 03/15/2023	6,590,000	6,559,838

		12,005,038

Thrifts & Mortgage Finance-0.88%
MGIC Investment Corp., 5.25%, 08/15/2028	6,593,000	6,159,016

	Principal Amount	Value
Trading Companies & Distributors-0.59%
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/2027(b)	$4,083,000	$4,103,444

Wireless Telecommunication Services-4.94%
Sprint Corp., 7.88%, 09/15/2023	33,300,000	34,383,749

Total U.S. Dollar Denominated Bonds & Notes (Cost $708,543,166)		678,689,833

	Shares
Money Market Funds-0.92%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $6,403,300)	6,403,300	6,403,300

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.35% (Cost $714,946,466)		685,093,133

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.24%
Invesco Private Government Fund, 2.29%(d)(e)(f)	20,718,749	20,718,749
Invesco Private Prime Fund, 2.37%(d)(e)(f)	57,587,553	57,593,313

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $78,307,861)		78,312,062

TOTAL INVESTMENTS IN SECURITIES-109.59% (Cost $793,254,327)		763,405,195
OTHER ASSETS LESS LIABILITIES-(9.59)%		(66,778,279)

NET ASSETS-100.00%		$696,626,916

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $422,422,938, which represented 60.64% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,252,545	$285,749,891	$(280,599,136)	$-	$-	$6,403,300	$75,774

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

161

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$36,814,253	$175,839,125	$(191,934,629)	$-	$-	$20,718,749	$127,674	*

Invesco Private Prime Fund	85,920,830	309,092,897	(337,389,883)	4,201	(34,732)	57,593,313	378,069	*

Total	$123,987,628	$770,681,913	$(809,923,648)	$4,201	$(34,732)	$84,715,362	$581,517

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

162

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-95.92%
Aerospace & Defense-0.95%
Bombardier, Inc. (Canada), 7.50%, 12/01/2024(b)	$4,610,000	$4,574,826

Airlines-0.55%
United Airlines Holdings, Inc., 5.00%, 02/01/2024(c)	2,691,000	2,634,250

Auto Components-1.86%
FXI Holdings, Inc., 7.88%, 11/01/2024(b)(c)	4,560,000	3,787,992
Tenneco, Inc.
5.38%, 12/15/2024	2,043,000	1,989,371
7.88%, 01/15/2029(b)	3,211,000	3,199,914

		8,977,277

Automobiles-6.39%
Allison Transmission, Inc., 5.88%, 06/01/2029(b)(c)	4,531,000	4,266,467
Cooper-Standard Automotive, Inc., 13.00%, 06/01/2024(b)	2,292,000	2,399,258
Ford Motor Credit Co. LLC
3.81%, 01/09/2024	6,380,000	6,244,074
3.66%, 09/08/2024	6,175,000	5,926,148
4.06%, 11/01/2024(c)	12,300,000	11,955,784

		30,791,731

Banks-4.32%
Freedom Mortgage Corp., 8.13%, 11/15/2024(b)	3,800,000	3,415,858
Intesa Sanpaolo S.p.A. (Italy), 5.02%, 06/26/2024(b)	18,150,000	17,375,181

		20,791,039

Chemicals-2.56%
Cornerstone Chemical Co., 6.75%, 08/15/2024(b)(c)	4,000,000	3,428,150
Olin Corp., 5.63%, 08/01/2029(c)	6,010,000	5,732,849
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)(c)	3,160,000	3,150,773

		12,311,772

Commercial Services & Supplies-0.94%
Clean Harbors, Inc., 5.13%, 07/15/2029(b)	2,710,000	2,541,219
Pitney Bowes, Inc., 4.63%, 03/15/2024(c)	2,150,000	2,006,520

		4,547,739

Construction & Engineering-0.51%
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)	2,900,000	2,477,731

Consumer Finance-4.57%
Credit Acceptance Corp., 5.13%, 12/31/2024(b)	3,540,000	3,344,875
Enova International, Inc., 8.50%, 09/01/2024(b)	2,250,000	2,151,743
goeasy Ltd. (Canada), 5.38%, 12/01/2024(b)	4,940,000	4,679,835
Navient Corp.
6.13%, 03/25/2024	7,670,000	7,492,670
5.88%, 10/25/2024(c)	4,510,000	4,337,008

		22,006,131

	Principal Amount	Value
Containers & Packaging-4.00%
Graphic Packaging International LLC, 4.13%, 08/15/2024	$2,660,000	$2,590,068
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/2024(b)	13,280,000	12,872,674
Sealed Air Corp., 5.13%, 12/01/2024(b)	3,830,000	3,797,330

		19,260,072

Diversified Consumer Services-3.37%
Cengage Learning, Inc., 9.50%, 06/15/2024(b)(c)	5,600,000	5,348,364
Grand Canyon University, 4.13%, 10/01/2024(c)	4,510,000	4,287,927
Service Corp. International, 5.13%, 06/01/2029(c)	6,946,000	6,589,705

		16,225,996

Diversified Financial Services-0.64%
Stena International S.A. (Sweden), 5.75%, 03/01/2024(b)(c)	3,230,000	3,092,071

Diversified Telecommunication Services-0.92%
Lumen Technologies, Inc., Series Y, 7.50%, 04/01/2024(c)	9,040,000	4,415,895

Electric Utilities-1.24%
NextEra Energy Operating Partners L.P., 4.25%, 07/15/2024(b)	6,200,000	5,986,870

Electrical Equipment-0.75%
Sensata Technologies B.V., 5.63%, 11/01/2024(b)	3,590,000	3,613,507

Energy Equipment & Services-1.30%
Colgate Energy Partners III LLC, 7.75%, 02/15/2026(b)	2,700,000	2,701,745
Oceaneering International, Inc., 4.65%, 11/15/2024	3,800,000	3,550,432

		6,252,177

Entertainment-1.08%
Live Nation Entertainment, Inc., 4.88%, 11/01/2024(b)	5,376,000	5,210,742

Food Products-2.13%
Post Holdings, Inc., 5.50%, 12/15/2029(b)	11,170,000	10,248,587

Gas Utilities-1.25%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.63%, 05/20/2024	6,104,000	6,020,314

Health Care Providers & Services-2.96%
Owens & Minor, Inc., 4.38%, 12/15/2024	2,220,000	2,160,003
Tenet Healthcare Corp.
4.63%, 07/15/2024(c)	6,960,000	6,824,280
4.63%, 09/01/2024(b)(c)	5,430,000	5,286,612

		14,270,895

Hotels, Restaurants & Leisure-7.36%
Carnival Corp.
7.63%, 03/01/2026(b)(c)	13,200,000	11,237,820
9.88%, 08/01/2027(b)(c)	8,341,000	8,383,435
Scientific Games International, Inc., 7.25%, 11/15/2029(b)(c)	4,672,000	4,601,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

163

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)–(continued)

August 31, 2022

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Six Flags Entertainment Corp., 4.88%, 07/31/2024(b)(c)	$8,798,000	$8,454,328
Travel + Leisure Co., 5.65%, 04/01/2024	2,801,000	2,778,494

		35,455,997

Household Durables-1.53%
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, 03/01/2024(b)	3,275,000	3,258,682
Tri Pointe Group, Inc./Tri Pointe Homes, Inc., 5.88%, 06/15/2024	4,170,000	4,126,846

		7,385,528

Industrial Conglomerates-1.96%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 09/15/2024	9,940,000	9,468,844

Machinery-0.37%
JPW Industries Holding Corp., 9.00%, 10/01/2024(b)	1,980,000	1,776,614

Marine-0.70%
Stena AB (Sweden), 7.00%, 02/01/2024(b)	3,490,000	3,389,741

Media-8.80%
AMC Networks, Inc., 5.00%, 04/01/2024	3,620,000	3,534,604
CSC Holdings LLC, 5.25%, 06/01/2024(c)	6,780,000	6,618,500
DISH DBS Corp., 5.88%, 11/15/2024	17,950,000	16,266,470
Sirius XM Radio, Inc., 5.50%, 07/01/2029(b)(c)	11,300,000	10,578,778
Videotron Ltd. (Canada), 5.38%, 06/15/2024(b)	5,410,000	5,380,461

		42,378,813

Metals & Mining-2.15%
Celtic Resources Holdings DAC (United Kingdom), 4.13%, 10/09/2024(b)	1,200,000	0
Century Aluminum Co., 7.50%, 04/01/2028(b)(c)	2,200,000	2,012,578
Compass Minerals International, Inc., 4.88%, 07/15/2024(b)	2,228,000	2,116,745
United States Steel Corp., 6.88%, 03/01/2029(c)	6,330,000	6,211,407

		10,340,730

Mortgage REITs-0.70%
Starwood Property Trust, Inc., 3.75%, 12/31/2024(b)	3,610,000	3,370,946

Oil, Gas & Consumable Fuels-18.60%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 06/15/2029(b)(c)	6,904,000	6,338,528
Antero Resources Corp., 7.63%, 02/01/2029(b)	4,899,000	4,989,142
Cheniere Energy Partners L.P., 4.50%, 10/01/2029	13,600,000	12,496,700
Chesapeake Energy Corp.
5.88%, 02/01/2029(b)	4,700,000	4,493,082
6.75%, 04/15/2029(b)	8,561,000	8,373,485
Comstock Resources, Inc., 6.75%, 03/01/2029(b)(c)	11,300,000	10,805,625

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Crestwood Midstream Partners L.P./ Crestwood Midstream Finance Corp., 8.00%, 04/01/2029(b)	$4,170,000	$4,140,066
CrownRock L.P./CrownRock Finance, Inc., 5.00%, 05/01/2029(b)	3,380,000	3,108,889
EnLink Midstream Partners L.P., 4.40%, 04/01/2024	4,700,000	4,708,178
EQM Midstream Partners L.P., 4.00%, 08/01/2024	2,710,000	2,566,912
Genesis Energy L.P./Genesis Energy Finance Corp., 5.63%, 06/15/2024	3,100,000	2,973,836
Murphy Oil Corp., 6.38%, 07/15/2028(c)	5,140,000	5,062,900
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	6,730,000	6,472,476
Occidental Petroleum Corp., 6.95%, 07/01/2024	5,300,000	5,538,500
PDC Energy, Inc., 6.13%, 09/15/2024	1,800,000	1,787,843
Range Resources Corp., 8.25%, 01/15/2029	5,497,000	5,777,045

		89,633,207

Pharmaceuticals-1.23%
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	6,200,000	5,919,430

Software-0.88%
NCR Corp., 6.13%, 09/01/2029(b)(c)	4,430,000	4,236,506

Specialty Retail-1.94%
AAG FH L.P./AAG FH Finco, Inc. (Canada), 9.75%, 07/15/2024(b)	721,000	718,412
Bath & Body Works, Inc., 7.50%, 06/15/2029(c)	4,571,000	4,400,982
Murphy Oil USA, Inc., 4.75%, 09/15/2029	4,599,000	4,223,339

		9,342,733

Technology Hardware, Storage & Peripherals-0.92%
Seagate HDD Cayman, 4.88%, 03/01/2024(c)	4,500,000	4,417,690

Textiles, Apparel & Luxury Goods-1.64%
Hanesbrands, Inc., 4.63%, 05/15/2024(b)	8,202,000	7,910,829

Wireless Telecommunication Services-4.85%
Sprint Corp., 7.13%, 06/15/2024	22,610,000	23,372,635

Total U.S. Dollar Denominated Bonds & Notes (Cost $488,444,095)		462,109,865

	Shares

Money Market Funds-2.41%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $11,622,921)	11,622,921	11,622,921

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.33% (Cost $500,067,016)		473,732,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

164

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)–(continued)

August 31, 2022

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-13.42%
Invesco Private Government Fund, 2.29%(d)(e)(f)	18,101,238	$18,101,238
Invesco Private Prime Fund, 2.37%(d)(e)(f)	46,541,386	46,546,042

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $64,643,271)		64,647,280

TOTAL INVESTMENTS IN SECURITIES-111.75% (Cost $564,710,287)		538,380,066
OTHER ASSETS LESS LIABILITIES-(11.75)%		(56,598,305)

NET ASSETS-100.00%		$481,781,761

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $245,101,412, which represented 50.87% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$7,592,648	$151,631,880	$(147,601,607)	$-	$-	$11,622,921	$39,078

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	23,913,924	138,453,667	(144,266,353)	-	-	18,101,238	104,255	*

Invesco Private Prime Fund	56,667,297	260,731,630	(270,827,143)	4,008	(29,750)	46,546,042	310,159	*

Total	$88,173,869	$550,817,177	$(562,695,103)	$4,008	$(29,750)	$76,270,201	$453,492

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

165

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.46%
Aerospace & Defense-3.20%
Bombardier, Inc. (Canada), 7.50%, 03/15/2025(b)(c)	$4,951,000	$4,851,436
Spirit AeroSystems, Inc.
5.50%, 01/15/2025(b)	1,911,000	1,873,850
7.50%, 04/15/2025(b)	4,579,000	4,486,046
Triumph Group, Inc., 7.75%, 08/15/2025	1,902,000	1,604,508

		12,815,840

Air Freight & Logistics-0.35%
Western Global Airlines LLC, 10.38%, 08/15/2025(b)(c)	1,535,000	1,400,636

Airlines-3.01%
American Airlines Group, Inc., 3.75%, 03/01/2025(b)(c)	1,910,000	1,607,628
American Airlines, Inc., 11.75%, 07/15/2025(b)	9,423,000	10,424,571

		12,032,199

Auto Components-0.80%
Clarios Global L.P., 6.75%, 05/15/2025(b)	1,720,000	1,713,331
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	1,530,000	1,508,260

		3,221,591

Automobiles-4.95%
Ford Motor Co., 9.00%, 04/22/2025(c)	2,633,000	2,948,218
Ford Motor Credit Co. LLC
2.30%, 02/10/2025(c)	3,165,000	2,889,645
4.69%, 06/09/2025	1,400,000	1,346,107
5.13%, 06/16/2025	4,490,000	4,385,989
4.13%, 08/04/2025	3,580,000	3,386,644
3.38%, 11/13/2025	5,310,000	4,855,146

		19,811,749

Banks-0.45%
Freedom Mortgage Corp., 8.25%, 04/15/2025(b)	2,079,000	1,801,683

Capital Markets-0.34%
StoneX Group, Inc., 8.63%, 06/15/2025(b)	1,329,000	1,358,344

Chemicals-2.63%
Adams Homes, Inc., 7.50%, 02/15/2025(b)	864,000	751,119
Avient Corp., 5.75%, 05/15/2025(b)	2,478,000	2,446,988
Koppers, Inc., 6.00%, 02/15/2025(b)	1,911,000	1,795,767
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/2025(b)	2,116,000	1,981,705
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	1,898,000	1,635,848
Venator Finance S.a.r.l./Venator Materials LLC
9.50%, 07/01/2025(b)	860,000	852,101
5.75%, 07/15/2025(b)	1,430,000	1,053,066

		10,516,594

Commercial Services & Supplies-3.25%
Aptim Corp., 7.75%, 06/15/2025(b)	1,580,000	1,098,100

	Principal Amount	Value
Commercial Services & Supplies-(continued)
GFL Environmental, Inc. (Canada)
4.25%, 06/01/2025(b)(c)	$1,912,000	$1,828,046
3.75%, 08/01/2025(b)	2,864,000	2,709,673
Intrado Corp., 8.50%, 10/15/2025(b)	2,608,000	2,226,724
KAR Auction Services, Inc., 5.13%, 06/01/2025(b)(c)	2,210,000	2,172,607
Matthews International Corp., 5.25%, 12/01/2025(b)	1,163,000	1,059,697
Ritchie Bros. Auctioneers, Inc. (Canada), 5.38%, 01/15/2025(b)	1,912,000	1,898,367

		12,993,214

Communications Equipment-1.72%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)(c)	4,967,000	4,513,910
Viasat, Inc., 5.63%, 09/15/2025(b)	2,673,000	2,363,569

		6,877,479

Construction & Engineering-0.64%
Artera Services LLC, 9.03%, 12/04/2025(b)	1,220,000	1,002,498
Tutor Perini Corp., 6.88%, 05/01/2025(b)(c)	1,900,000	1,556,471

		2,558,969

Construction Materials-0.73%
Picasso Finance Sub, Inc., 6.13%, 06/15/2025(b)	2,013,000	2,020,549
Werner FinCo L.P./Werner FinCo, Inc., 8.75%, 07/15/2025(b)	1,016,000	903,163

		2,923,712

Consumer Finance-2.27%
Finance of America Funding LLC, 7.88%, 11/15/2025(b)(c)	1,339,000	865,643
Navient Corp., 6.75%, 06/25/2025	1,912,000	1,847,786
OneMain Finance Corp., 6.88%, 03/15/2025	4,751,000	4,624,905
SLM Corp., 4.20%, 10/29/2025	1,912,000	1,753,185

		9,091,519

Containers & Packaging-4.18%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)(c)	2,790,000	2,644,865
Ball Corp., 5.25%, 07/01/2025	3,804,000	3,799,264
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/2025(b)(c)	5,150,000	4,695,461
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/2025(b)	1,147,000	1,068,473
6.38%, 08/15/2025(b)	1,154,000	1,118,878
Pactiv LLC, 7.95%, 12/15/2025	1,067,000	994,695
Sealed Air Corp., 5.50%, 09/15/2025(b)	1,530,000	1,524,607
Trident TPI Holdings, Inc., 6.63%, 11/01/2025(b)	1,002,000	885,191

		16,731,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

166

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)–(continued)

August 31, 2022

	Principal Amount	Value
Diversified Financial Services-0.98%
Stena International S.A. (Sweden), 6.13%, 02/01/2025(b)	$1,309,000	$1,266,831
United Wholesale Mortgage LLC, 5.50%, 11/15/2025(b)(c)	3,050,000	2,668,356

		3,935,187

Diversified Telecommunication Services-0.46%
Lumen Technologies, Inc., 5.63%, 04/01/2025(c)	1,908,000	1,853,464

Electric Utilities-0.37%
DPL, Inc., 4.13%, 07/01/2025(c)	1,580,000	1,493,100

Electrical Equipment-2.09%
Sensata Technologies B.V., 5.00%, 10/01/2025(b)	2,677,000	2,625,935
WESCO Distribution, Inc., 7.13%, 06/15/2025(b)	5,728,000	5,735,928

		8,361,863

Electronic Equipment, Instruments & Components-0.67%
Likewize Corp., 9.75%, 10/15/2025(b)	1,605,000	1,540,421
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/2025(b)	1,142,000	1,133,665

		2,674,086

Energy Equipment & Services-0.87%
CSI Compressco L.P./CSI Compressco Finance, Inc., 7.50%, 04/01/2025(b)	1,329,000	1,214,161
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 6.75%, 05/15/2025	974,000	946,601
Exterran Energy Solutions L.P./EES Finance Corp., 8.13%, 05/01/2025	1,340,000	1,305,603

		3,466,365

Entertainment-0.62%
Banijay Entertainment S.A.S.U. (France), 5.38%, 03/01/2025(b)	1,600,000	1,510,683
Cinemark USA, Inc., 8.75%, 05/01/2025(b)	951,000	979,439

		2,490,122

Equity REITs-1.63%
Diversified Healthcare Trust, 9.75%, 06/15/2025	1,969,000	1,937,978
iStar, Inc., 4.25%, 08/01/2025(c)	2,099,000	2,097,510
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.50%, 06/01/2025(b)	2,483,000	2,509,320

		6,544,808

Food & Staples Retailing-1.36%
Rite Aid Corp., 7.50%, 07/01/2025(b)	1,870,000	1,595,138
US Foods, Inc., 6.25%, 04/15/2025(b)	3,814,000	3,837,590

		5,432,728

Food Products-1.25%
B&G Foods, Inc., 5.25%, 04/01/2025(c)	3,440,000	3,065,298
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/2025(b)	2,025,000	1,926,464

		4,991,762

	Principal Amount	Value
Gas Utilities-0.63%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 05/20/2025	$2,667,000	$2,534,517

Health Care Providers & Services-4.74%
Akumin, Inc., 7.00%, 11/01/2025(b)	1,809,000	1,536,578
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/2025(b)	4,675,000	4,619,508
Encompass Health Corp., 5.75%, 09/15/2025(c)	1,329,000	1,318,662
Global Medical Response, Inc., 6.50%, 10/01/2025(b)(c)	2,292,000	2,049,059
Legacy LifePoint Health LLC, 6.75%, 04/15/2025(b)	2,295,000	2,256,662
Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	3,508,000	3,110,175
RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)	3,050,000	2,726,139
Surgery Center Holdings, Inc., 6.75%, 07/01/2025(b)	1,417,000	1,369,266

		18,986,049

Hotels, Restaurants & Leisure-17.59%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.75%, 04/15/2025(b)	1,912,000	1,924,925
Aramark Services, Inc.
5.00%, 04/01/2025(b)(c)	2,295,000	2,244,281
6.38%, 05/01/2025(b)(c)	5,727,000	5,684,105
Caesars Entertainment, Inc., 6.25%, 07/01/2025(b)	12,731,000	12,447,099
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)(c)	3,839,000	3,767,057
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	3,815,000	3,747,131
Constellation Merger Sub, Inc., 8.50%, 09/15/2025(b)	1,621,000	1,442,294
Dave & Buster’s, Inc., 7.63%, 11/01/2025(b)	1,679,000	1,692,328
Hilton Domestic Operating Co., Inc., 5.38%, 05/01/2025(b)	1,911,000	1,899,017
International Game Technology PLC, 6.50%, 02/15/2025(b)(c)	4,260,000	4,233,396
IRB Holding Corp., 7.00%, 06/15/2025(b)	2,862,000	2,878,585
Marriott Ownership Resorts, Inc., 6.13%, 09/15/2025(b)	960,000	958,500
MGM Resorts International
6.75%, 05/01/2025(c)	2,880,000	2,881,973
5.75%, 06/15/2025(c)	2,592,000	2,518,517
Sabre GLBL, Inc.
9.25%, 04/15/2025(b)	2,954,000	2,921,964
7.38%, 09/01/2025(b)(c)	3,271,000	3,103,361
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(b)(c)	1,395,000	1,411,587
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/2025(b)	1,300,000	1,163,253
Sugarhouse HSP Gaming Prop Mezz L.P./Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/2025(b)	1,075,000	1,007,974
Travel + Leisure Co., 6.60%, 10/01/2025	1,333,000	1,344,258
Vail Resorts, Inc., 6.25%, 05/15/2025(b)	2,286,000	2,292,218

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

167

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)–(continued)

August 31, 2022

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)(c)	$6,869,000	$6,586,512
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.75%, 04/15/2025(b)	2,285,000	2,281,275

		70,431,610

Household Durables-1.48%
American Greetings Corp., 8.75%, 04/15/2025(b)	1,082,000	1,058,946
Beazer Homes USA, Inc., 6.75%, 03/15/2025	910,000	874,874
Empire Communities Corp. (Canada), 7.00%, 12/15/2025(b)	1,830,000	1,577,249
Meritage Homes Corp., 6.00%, 06/01/2025	1,536,000	1,537,052
New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	1,054,000	871,527

		5,919,648

Household Products-0.42%
Spectrum Brands, Inc., 5.75%, 07/15/2025	1,721,000	1,681,161

Industrial Conglomerates-0.70%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.38%, 12/15/2025	2,869,000	2,804,447

Insurance-1.87%
Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/2025(b)	3,528,000	3,329,709
AssuredPartners, Inc., 7.00%, 08/15/2025(b)	1,905,000	1,847,850
USI, Inc., 6.88%, 05/01/2025(b)	2,366,000	2,320,916

		7,498,475

Interactive Media & Services-0.47%
TripAdvisor, Inc., 7.00%, 07/15/2025(b)	1,905,000	1,874,120

Media-2.74%
AMC Networks, Inc., 4.75%, 08/01/2025(c)	2,960,000	2,745,522
Clear Channel International B.V. (United Kingdom), 6.63%, 08/01/2025(b)	1,430,000	1,354,868
Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 06/15/2025(b)(c)	1,535,000	1,523,293
Univision Communications, Inc., 5.13%, 02/15/2025(b)(c)	5,532,000	5,350,550

		10,974,233

Mortgage REITs-1.24%
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 5.25%, 10/01/2025(b)	1,332,000	1,297,208
Rithm Capital Corp., 6.25%, 10/15/2025(b)	2,099,000	1,865,024
Starwood Property Trust, Inc., 4.75%, 03/15/2025	1,901,000	1,812,813

		4,975,045

Oil, Gas & Consumable Fuels-14.34%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 11.00%, 04/15/2025(b)	2,095,000	2,197,425
CITGO Petroleum Corp., 7.00%, 06/15/2025(b)	4,290,000	4,177,323

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Crestwood Midstream Partners L.P./ Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	$1,919,000	$1,852,200
CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	4,373,000	4,313,746
CVR Energy, Inc., 5.25%, 02/15/2025(b)	2,293,000	2,166,475
eG Global Finance PLC (United Kingdom), 8.50%, 10/30/2025(b)	2,400,000	2,244,576
EnLink Midstream Partners L.P., 4.15%, 06/01/2025	2,748,000	2,682,324
EQM Midstream Partners L.P., 6.00%, 07/01/2025(b)	1,543,000	1,491,996
Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, 10/01/2025	2,040,000	1,914,511
Laredo Petroleum, Inc., 9.50%, 01/15/2025(c)	2,199,000	2,209,533
Martin Midstream Partners L.P./Martin Midstream Finance Corp., 11.50%, 02/28/2025(b)	1,109,000	1,086,370
Murphy Oil Corp., 5.75%, 08/15/2025	1,890,000	1,875,258
Neptune Energy Bondco PLC (United Kingdom), 6.63%, 05/15/2025(b)	3,180,000	3,074,765
New Fortress Energy, Inc., 6.75%, 09/15/2025(b)	4,621,000	4,460,515
NGL Energy Partners L.P./NGL Energy Finance Corp., 6.13%, 03/01/2025	1,450,000	1,181,573
NuStar Logistics L.P., 5.75%, 10/01/2025	2,295,000	2,193,687
Occidental Petroleum Corp.
8.00%, 07/15/2025(c)	1,911,000	2,078,251
5.88%, 09/01/2025	3,184,000	3,267,994
5.50%, 12/01/2025(c)	2,594,000	2,667,229
Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/2025(b)	1,134,000	1,107,372
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025(c)	2,549,000	2,478,903
Range Resources Corp., 4.88%, 05/15/2025	2,868,000	2,787,165
SM Energy Co., 5.63%, 06/01/2025	1,335,000	1,300,450
Southwestern Energy Co., 5.70%, 01/23/2025(c)	1,502,000	1,503,802
Vermilion Energy, Inc. (Canada), 5.63%, 03/15/2025(b)(c)	1,147,000	1,103,672

		57,417,115

Paper & Forest Products-0.28%
Clearwater Paper Corp., 5.38%, 02/01/2025(b)	1,145,000	1,139,258

Pharmaceuticals-1.39%
Bausch Health Cos., Inc., 5.50%, 11/01/2025(b)	6,683,000	5,554,976

Professional Services-0.48%
Nielsen Co. (Luxembourg) S.a.r.l. (The), 5.00%, 02/01/2025(b)(c)	1,912,000	1,923,032

Real Estate Management & Development-1.36%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(b)	2,372,000	2,093,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2022

	Principal Amount	Value
Real Estate Management & Development-(continued)
Greystar Real Estate Partners LLC, 5.75%, 12/01/2025(b)	$2,250,000	$2,221,504
WeWork Cos., Inc., 7.88%, 05/01/2025(b)	1,530,000	1,143,759

		5,458,992

Road & Rail-1.43%
Uber Technologies, Inc., 7.50%, 05/15/2025(b)	3,693,000	3,724,029
XPO Logistics, Inc., 6.25%, 05/01/2025(b)	1,987,000	2,012,797

		5,736,826

Semiconductors & Semiconductor Equipment-0.41%
ams-OSRAM AG (Austria), 7.00%, 07/31/2025(b)(c)	1,700,000	1,624,426

Software-2.26%
Boxer Parent Co., Inc., 7.13%, 10/02/2025(b)	2,250,000	2,227,719
PTC, Inc., 3.63%, 02/15/2025(b)	1,912,000	1,799,120
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	6,526,000	5,029,914

		9,056,753

Specialty Retail-1.42%
Carvana Co., 5.63%, 10/01/2025(b)(c)	1,910,000	1,433,806
JELD-WEN, Inc.
6.25%, 05/15/2025(b)	985,000	964,078
4.63%, 12/15/2025(b)	1,532,000	1,319,703
Penske Automotive Group, Inc., 3.50%, 09/01/2025(c)	2,093,000	1,968,210

		5,685,797

Technology Hardware, Storage & Peripherals-0.66%
Xerox Holdings Corp., 5.00%, 08/15/2025(b)	2,858,000	2,653,594

Thrifts & Mortgage Finance-1.50%
Enact Holdings, Inc., 6.50%, 08/15/2025(b) .	2,863,000	2,738,631
PennyMac Financial Services, Inc., 5.38%, 10/15/2025(b)	2,483,000	2,234,162
Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 06/15/2025(b)	1,081,000	1,017,654

		5,990,447

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Principal Amount	Value
Wireless Telecommunication Services-1.23%
Sprint Corp., 7.63%, 02/15/2025	$4,700,000	$4,923,297

Total U.S. Dollar Denominated Bonds & Notes (Cost $412,989,165)		390,222,266

	Shares

Money Market Funds-0.70%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $2,799,487)	2,799,487	2,799,487

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.16% (Cost $415,788,652)		393,021,753

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.83%
Invesco Private Government Fund, 2.29%(d)(e)(f)	14,386,194	14,386,194
Invesco Private Prime Fund, 2.37%(d)(e)(f)	36,989,371	36,993,070

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $51,376,372)		51,379,264

TOTAL INVESTMENTS IN SECURITIES-110.99% (Cost $467,165,024)		444,401,017
OTHER ASSETS LESS LIABILITIES-(10.99)%		(44,014,790)

NET ASSETS-100.00%		$400,386,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

169

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August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $284,148,437, which represented 70.97% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$9,295,397	$115,739,247	$(122,235,157)	$-	$-	$2,799,487	$21,194

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	19,771,183	80,838,988	(86,223,977)	-	-	14,386,194	80,133	*

Invesco Private Prime Fund	46,132,760	156,476,274	(165,596,964)	2,891	(21,891)	36,993,070	236,793	*

Total	$75,199,340	$353,054,509	$(374,056,098)	$2,891	$(21,891)	$54,178,751	$338,120

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.16%
Aerospace & Defense-2.35%
Bombardier, Inc. (Canada), 7.13%, 06/15/2026(b)	$2,270,000	$2,166,057
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 02/01/2026(b)	710,000	653,051
TransDigm, Inc., 6.38%, 06/15/2026(c)	1,725,000	1,658,061

		4,477,169

Airlines-2.87%
Air Canada (Canada), 3.88%, 08/15/2026(b)(c)	2,261,000	2,020,610
United Airlines, Inc., 4.38%, 04/15/2026(b)(c)	3,778,000	3,449,654

		5,470,264

Auto Components-1.97%
American Axle & Manufacturing, Inc., 6.25%, 03/15/2026	340,000	328,245
Gates Global LLC/Gates Corp., 6.25%, 01/15/2026(b)	1,010,000	958,409
Goodyear Tire & Rubber Co. (The), 5.00%, 05/31/2026(c)	1,630,000	1,574,930
Tenneco, Inc., 5.00%, 07/15/2026	941,000	900,002

		3,761,586

Automobiles-4.93%
Ford Motor Co., 4.35%, 12/08/2026(c)	2,902,000	2,787,048
Ford Motor Credit Co. LLC
4.39%, 01/08/2026	2,270,000	2,132,347
2.70%, 08/10/2026	2,830,000	2,465,920
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	1,041,000	1,010,072
Mclaren Finance PLC (United Kingdom), 7.50%, 08/01/2026(b)	1,200,000	1,018,421

		9,413,808

Banks-0.49%
Freedom Mortgage Corp., 7.63%, 05/01/2026(b)	1,130,000	926,910

Chemicals-2.17%
Consolidated Energy Finance S.A. (Switzerland), 6.50%, 05/15/2026(b)	700,000	640,290
INEOS Quattro Finance 2 PLC (United Kingdom), 3.38%, 01/15/2026(b)	920,000	797,419
Polar US Borrower LLC/Schenectady International Group, Inc., 6.75%, 05/15/2026(b)	400,000	261,230
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	900,000	855,787
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(b)(c)	1,400,000	1,164,177
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/2026(c)	450,000	429,253

		4,148,156

Commercial Services & Supplies-2.60%
Cimpress PLC (Ireland), 7.00%, 06/15/2026(b)	1,100,000	878,199

	Principal Amount	Value
Commercial Services & Supplies-(continued)
CoreCivic, Inc., 8.25%, 04/15/2026	$1,199,000	$1,196,849
CPI CG, Inc., 8.63%, 03/15/2026(b)	521,000	502,812
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/2026	760,000	713,739
GFL Environmental, Inc. (Canada), 5.13%, 12/15/2026(b)	902,000	873,627
Waste Pro USA, Inc., 5.50%, 02/15/2026(b) .	891,000	799,940

		4,965,166

Communications Equipment-0.70%
Hughes Satellite Systems Corp., 6.63%, 08/01/2026(c)	1,416,000	1,342,212

Construction & Engineering-0.25%
INNOVATE Corp., 8.50%, 02/01/2026(b)	600,000	481,632

Consumer Finance-3.45% Credit Acceptance Corp., 6.63%, 03/15/2026(c)	754,000	740,202
goeasy Ltd. (Canada), 4.38%, 05/01/2026(b)	607,000	545,493
LFS Topco LLC, 5.88%, 10/15/2026(b)	570,000	467,689
Navient Corp., 6.75%, 06/15/2026(c)	1,002,000	951,900
OneMain Finance Corp., 7.13%, 03/15/2026(c)	3,024,000	2,848,381
SLM Corp., 3.13%, 11/02/2026(c)	901,000	757,870
World Acceptance Corp., 7.00%, 11/01/2026(b)	400,000	278,706

		6,590,241

Containers & Packaging-2.21%
Ball Corp., 4.88%, 03/15/2026	1,410,000	1,366,995
Berry Global, Inc., 4.50%, 02/15/2026(b)(c)	564,000	542,272
Cascades, Inc./Cascades USA, Inc. (Canada), 5.13%, 01/15/2026(b)	390,000	361,711
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	664,000	694,859
LABL, Inc., 6.75%, 07/15/2026(b)	1,319,000	1,255,009

		4,220,846

Distributors-0.56%
Ferrellgas L.P./Ferrellgas Finance Corp., 5.38%, 04/01/2026(b)	1,230,000	1,071,945

Diversified Consumer Services-0.37%
Graham Holdings Co., 5.75%, 06/01/2026(b)	720,000	709,294

Diversified Financial Services-1.13%
Albion Financing 1 S.a.r.l/Aggreko Holdings, Inc. (Luxembourg), 6.13%, 10/15/2026(b)	1,070,000	954,527
Jefferson Capital Holdings LLC, 6.00%, 08/15/2026(b)	545,000	480,390
PHH Mortgage Corp., 7.88%, 03/15/2026(b)(c)	765,000	711,676

		2,146,593

Diversified Telecommunication Services-4.71%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b) .	3,691,000	3,384,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Principal Amount	Value
Diversified Telecommunication Services-(continued)
Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)(c)	$2,290,000	$2,095,602
Lumen Technologies, Inc., 5.13%, 12/15/2026(b)(c)	2,356,000	2,038,859
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/2026(b)	1,696,000	1,464,920

		8,983,961

Electric Utilities-0.82%
NextEra Energy Operating Partners L.P., 3.88%, 10/15/2026(b)	902,000	842,222
Terraform Global Operating L.P., 6.13%, 03/01/2026(b)	765,000	724,161

		1,566,383

Energy Equipment & Services-2.69%
Energy Ventures Gom LLC/EnVen Finance Corp., 11.75%, 04/15/2026(b)	509,000	522,776
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)(c)	3,867,000	3,500,931
Precision Drilling Corp. (Canada), 7.13%, 01/15/2026(b)	591,000	569,122
Welltec International ApS (Denmark), 8.25%, 10/15/2026(b)	550,000	530,390

		5,123,219

Entertainment-0.62%
Cinemark USA, Inc., 5.88%, 03/15/2026(b)	760,000	675,385
Live Nation Entertainment, Inc., 5.63%, 03/15/2026(b)	530,000	512,187

		1,187,572

Equity REITs-0.78%
iStar, Inc., 5.50%, 02/15/2026	655,000	668,942
RLJ Lodging Trust L.P., 3.75%, 07/01/2026(b)	902,000	810,510

		1,479,452

Food & Staples Retailing-1.33%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.25%, 03/15/2026(b)	1,360,000	1,228,012
Rite Aid Corp., 8.00%, 11/15/2026(b)	1,605,000	1,310,868

		2,538,880

Food Products-0.38%
FAGE International S.A./FAGE USA Dairy Industry, Inc. (Luxembourg), 5.63%, 08/15/2026(b)	500,000	458,271
H-Food Holdings LLC/Hearthside Finance Co., Inc., 8.50%, 06/01/2026(b)	400,000	271,626

		729,897

Gas Utilities-1.27%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	1,219,000	1,162,079
Crescent Energy Finance LLC, 7.25%, 05/01/2026(b)	1,319,000	1,261,828

		2,423,907

	Principal Amount	Value
Health Care Providers & Services-2.89%
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	$585,000	$560,919
Tenet Healthcare Corp., 4.88%, 01/01/2026(b)	3,970,000	3,788,670
US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	1,310,000	1,172,450

		5,522,039

Hotels, Restaurants & Leisure-5.81%
CCM Merger, Inc., 6.38%, 05/01/2026(b)	497,000	469,392
CEC Entertainment LLC, 6.75%, 05/01/2026(b)	1,230,000	1,120,917
Empire Resorts, Inc., 7.75%, 11/01/2026(b) .	560,000	487,928
International Game Technology PLC, 4.13%, 04/15/2026(b)(c)	1,518,000	1,393,524
Life Time, Inc.
5.75%, 01/15/2026(b)	1,802,000	1,626,269
8.00%, 04/15/2026(b)	901,000	796,804
Merlin Entertainments Ltd. (United Kingdom), 5.75%, 06/15/2026(b)	800,000	759,378
MGM Resorts International, 4.63%, 09/01/2026	757,000	689,759
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(b)	2,218,000	1,941,138
Raptor Acquisition Corp./Raptor Co-Issuer LLC (Canada), 4.88%, 11/01/2026(b)	660,000	602,791
Travel + Leisure Co., 6.63%, 07/31/2026(b)	1,228,000	1,192,204

		11,080,104

Household Durables-0.81%
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/2026(b)	1,606,000	1,550,248

Household Products-0.43%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada), 5.00%, 12/31/2026(b)(c)	900,000	816,570

Independent Power and Renewable Electricity Producers-0.77%
Calpine Corp., 5.25%, 06/01/2026(b)	795,000	772,780
Sunnova Energy Corp., 5.88%, 09/01/2026(b)(c)	760,000	702,882

		1,475,662

Industrial Conglomerates-1.14%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 05/15/2026	2,257,000	2,167,578

Insurance-1.62%
HUB International Ltd., 7.00%, 05/01/2026(b)	3,155,000	3,094,897

Interactive Media & Services-1.00%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)(c)	850,000	761,703
Millennium Escrow Corp., 6.63%, 08/01/2026(b)	1,420,000	1,154,612

		1,916,315

IT Services-2.13%
Block, Inc., 2.75%, 06/01/2026(c)	1,890,000	1,680,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

172

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)–(continued)

August 31, 2022

	Principal Amount	Value
IT Services-(continued)
Cogent Communications Group, Inc., 3.50%, 05/01/2026(b)	$910,000	$820,874
MoneyGram International, Inc., 5.38%, 08/01/2026(b)	787,000	773,705
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/2026(b)(c)	850,000	796,306

		4,071,879

Leisure Products-0.54%
Mattel, Inc., 3.38%, 04/01/2026(b)	1,130,000	1,028,662

Life Sciences Tools & Services-1.48%
IQVIA, Inc., 5.00%, 10/15/2026(b)	1,990,000	1,930,399
PRA Health Sciences, Inc., 2.88%, 07/15/2026(b)	1,000,000	887,735

		2,818,134

Machinery-0.59%
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada), 7.75%, 04/15/2026(b)(c)	1,230,000	1,120,604

Media-7.91%
Beasley Mezzanine Holdings LLC, 8.63%, 02/01/2026(b)	540,000	421,994
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)(c)	1,420,000	1,407,603
DISH DBS Corp.
7.75%, 07/01/2026(c)	3,557,000	2,804,410
5.25%, 12/01/2026(b)	5,190,000	4,294,725
Gannett Holdings LLC, 6.00%, 11/01/2026(b)(c)	685,000	535,286
Gray Television, Inc., 5.88%, 07/15/2026(b)(c)	1,320,000	1,275,899
Sirius XM Radio, Inc., 3.13%, 09/01/2026(b) .	1,884,000	1,680,302
Spanish Broadcasting System, Inc., 9.75%, 03/01/2026(b)	560,000	445,710
Summer (BC) Bidco LLC, 5.50%, 10/31/2026(b)	850,000	740,171
Telesat Canada/Telesat LLC (Canada), 5.63%, 12/06/2026(b)	890,000	521,127
Townsquare Media, Inc., 6.88%, 02/01/2026(b)	1,040,000	974,522

		15,101,749

Metals & Mining-2.93%
Baffinland Iron Mines Corp./Baffinland Iron Mines L.P. (Canada), 8.75%, 07/15/2026(b)	1,022,000	943,878
Cleveland-Cliffs, Inc., 6.75%, 03/15/2026(b)(c)	1,598,000	1,618,119
Constellium SE, 5.88%, 02/15/2026(b)	595,000	573,084
JW Aluminum Continuous Cast Co., 10.25%, 06/01/2026(b)	540,000	556,281
Novelis Corp., 3.25%, 11/15/2026(b)	1,420,000	1,266,491
Taseko Mines Ltd. (Canada), 7.00%, 02/15/2026(b)	760,000	632,849

		5,590,702

Mortgage REITs-0.33%
Starwood Property Trust, Inc., 3.63%, 07/15/2026(b)	714,000	632,907

	Principal Amount	Value
Oil, Gas & Consumable Fuels-15.36%
Athabasca Oil Corp. (Canada), 9.75%, 11/01/2026(b)	$430,000	$458,520
Berry Petroleum Co. LLC, 7.00%, 02/15/2026(b)	759,000	714,523
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.63%, 07/15/2026(b)	570,000	540,423
Buckeye Partners L.P., 3.95%, 12/01/2026	1,137,000	1,011,245
California Resources Corp., 7.13%, 02/01/2026(b)	1,130,000	1,112,536
Callon Petroleum Co., 6.38%, 07/01/2026	577,000	537,412
Centennial Resource Production LLC, 5.38%, 01/15/2026(b)	510,000	472,436
Chord Energy Corp., 6.38%, 06/01/2026(b)	765,000	743,152
CITGO Petroleum Corp., 6.38%, 06/15/2026(b)	1,180,000	1,124,767
Civitas Resources, Inc., 5.00%, 10/15/2026(b)	724,000	675,080
EnLink Midstream Partners L.P., 4.85%, 07/15/2026	868,000	855,114
EQM Midstream Partners L.P., 4.13%, 12/01/2026	940,000	848,599
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	650,000	588,384
Harbour Energy PLC (United Kingdom), 5.50%, 10/15/2026(b)(c)	1,000,000	926,085
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	1,439,000	1,405,766
Ithaca Energy North Sea PLC (United Kingdom), 9.00%, 07/15/2026(b)	1,160,000	1,139,532
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/2026(b)	764,000	738,482
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026(b)(c)	1,319,000	1,201,602
New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	2,836,000	2,675,454
Northriver Midstream Finance L.P. (Canada), 5.63%, 02/15/2026(b)	992,000	953,773
Occidental Petroleum Corp.
5.55%, 03/15/2026(c)	1,922,000	1,971,011
3.40%, 04/15/2026	1,100,000	1,057,603
PDC Energy, Inc., 5.75%, 05/15/2026	1,418,000	1,362,989
Penn Virginia Holdings LLC, 9.25%, 08/15/2026(b)	725,000	712,711
SM Energy Co., 6.75%, 09/15/2026(c)	764,000	752,410
Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)	942,000	830,902
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/2026(b)	1,269,000	1,229,065
Talos Production, Inc., 12.00%, 01/15/2026	1,219,000	1,293,231
Tap Rock Resources LLC, 7.00%, 10/01/2026(b)	942,000	883,388
TransMontaigne Partners L.P./TLP Finance Corp., 6.13%, 02/15/2026	568,000	490,227

		29,306,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Principal Amount	Value
Paper & Forest Products-0.27%
Mercer International, Inc. (Germany), 5.50%, 01/15/2026	$539,000	$510,061

Personal Products-1.35%
Coty, Inc.
5.00%, 04/15/2026(b)	1,700,000	1,613,096
6.50%, 04/15/2026(b)(c)	1,000,000	955,380

		2,568,476

Pharmaceuticals-0.65%
Perrigo Finance Unlimited Co., 4.38%, 03/15/2026	1,300,000	1,238,244

Real Estate Management & Development-0.34%
Forestar Group, Inc., 3.85%, 05/15/2026(b) .	760,000	646,863

Road & Rail-0.40%
Hertz Corp. (The), 4.63%, 12/01/2026(b)	902,000	769,041

Software-1.34%
ACI Worldwide, Inc., 5.75%, 08/15/2026(b)	764,000	760,035
Boxer Parent Co., Inc., 9.13%, 03/01/2026(b)	605,000	581,273
Consensus Cloud Solutions, Inc., 6.00%, 10/15/2026(b)	580,000	528,926
Fair Isaac Corp., 5.25%, 05/15/2026(b)	715,000	692,724

		2,562,958

Specialty Retail-1.87%
Guitar Center, Inc., 8.50%, 01/15/2026(b)	1,040,000	963,529
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	1,486,000	1,376,912
Specialty Building Products Holdings LLC/ SBP Finance Corp., 6.38%, 09/30/2026(b)	1,370,000	1,236,273

		3,576,714

Technology Hardware, Storage & Peripherals-1.22%
Vericast Corp., 11.00%, 09/15/2026(b)(c)	2,330,000	2,336,174

Textiles, Apparel & Luxury Goods-1.33%
Hanesbrands, Inc., 4.88%, 05/15/2026(b)(c) .	1,703,000	1,568,957
Under Armour, Inc., 3.25%, 06/15/2026(c)	1,084,000	959,582

		2,528,539

Thrifts & Mortgage Finance-1.34%
Home Point Capital, Inc., 5.00%, 02/01/2026(b)	980,000	697,260
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)(c)	2,200,000	1,852,092

		2,549,352

Tobacco-0.22%
Turning Point Brands, Inc., 5.63%, 02/15/2026(b)	470,000	417,739

Investment Abbreviations:

REIT -Real Estate Investment Trust

	Principal Amount	Value
Trading Companies & Distributors-0.54%
Alta Equipment Group, Inc., 5.63%, 04/15/2026(b)	$599,000	$520,249
Beacon Roofing Supply, Inc., 4.50%, 11/15/2026(b)	539,000	506,424

		1,026,673

Water Utilities-0.39%
Solaris Midstream Holdings LLC, 7.63%, 04/01/2026(b)	754,000	736,994

Wireless Telecommunication Services-1.51%
Sprint Corp., 7.63%, 03/01/2026	2,720,000	2,880,752

Total U.S. Dollar Denominated Bonds & Notes (Cost $202,115,589)		185,402,145

Variable Rate Senior Loan Interests-0.00%(d)(e)
Media-0.00%
McClatchy Co. (The), Term Loan, 10.00%, 07/15/2026(f) (Cost $1,857)	1,976	1,887

	Shares

Money Market Funds-1.23%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(g)(h) (Cost $2,342,072)	2,342,072	2,342,072

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.39% (Cost $204,459,518)		187,746,104

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.77%
Invesco Private Government Fund, 2.29%(g)(h)(i)	8,427,083	8,427,083
Invesco Private Prime Fund, 2.37%(g)(h)(i)	21,667,475	21,669,642

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $30,094,581)		30,096,725
TOTAL INVESTMENTS IN SECURITIES-114.16% (Cost $234,554,099)		217,842,829
OTHER ASSETS LESS LIABILITIES-(14.16)%		(27,013,979)

NET ASSETS-100.00%		$190,828,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

174

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August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $136,982,706, which represented 71.78% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(e)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$2,830,545	$45,812,593	$(46,301,066)	$-	$-	$2,342,072	$13,016

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	8,613,013	55,682,159	(55,868,089)	-	-	8,427,083	48,166	*

Invesco Private Prime Fund	20,097,030	106,126,044	(104,545,314)	2,144	(10,262)	21,669,642	140,642	*

Total	$31,540,588	$207,620,796	$(206,714,469)	$2,144	$(10,262)	$32,438,797	$201,824

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.82%
Aerospace & Defense-2.73%
Maxar Technologies, Inc., 7.75%, 06/15/2027(b)	$230,000	$228,548
Moog, Inc., 4.25%, 12/15/2027(b)	233,000	213,633
Rolls-Royce PLC (United Kingdom), 5.75%, 10/15/2027(b)	600,000	543,714
TransDigm, Inc., 7.50%, 03/15/2027	260,000	253,861

		1,239,756

Auto Components-1.85%
American Axle & Manufacturing, Inc., 6.50%, 04/01/2027	230,000	215,425
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.75%, 07/15/2027(b)	173,000	164,158
5.75%, 07/15/2027(b)	160,000	150,072
Goodyear Tire & Rubber Co. (The), 4.88%, 03/15/2027(c)	330,000	310,307

		839,962

Automobiles-4.73%
Allison Transmission, Inc., 4.75%, 10/01/2027(b)	185,000	172,361
Ford Motor Credit Co. LLC
4.27%, 01/09/2027	395,000	362,461
4.95%, 05/28/2027	650,000	611,143
4.13%, 08/17/2027	541,000	488,252
3.82%, 11/02/2027	400,000	352,640
Jaguar Land Rover Automotive PLC (United Kingdom), 4.50%, 10/01/2027(b)(c)	220,000	161,905

		2,148,762

Banks-0.43%
Freedom Mortgage Corp., 6.63%, 01/15/2027(b)	250,000	193,366

Building Products-0.34%
Advanced Drainage Systems, Inc., 5.00%, 09/30/2027(b)	160,000	152,752

Capital Markets-0.60%
APX Group, Inc., 6.75%, 02/15/2027(b)	280,000	274,625

Chemicals-3.91%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V., 4.75%, 06/15/2027(b)(c)	350,000	324,786
Cerdia Finanz GmbH (Germany), 10.50%, 02/15/2027(b)	300,000	260,952
Chemours Co. (The), 5.38%, 05/15/2027(c)	235,000	218,223
HB Fuller Co., 4.00%, 02/15/2027	140,000	130,018
Methanex Corp. (Canada), 5.13%, 10/15/2027	310,000	282,739
Olin Corp., 5.13%, 09/15/2027	230,000	218,587
SPCM S.A. (France), 3.13%, 03/15/2027(b)	200,000	177,797
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.88%, 03/01/2027	167,000	163,202

		1,776,304

	Principal Amount	Value
Commercial Services & Supplies-3.75%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/2027(b)	$490,000	$442,701
Brink’s Co. (The), 4.63%, 10/15/2027(b)	275,000	247,873
CoreCivic, Inc., 4.75%, 10/15/2027	120,000	102,195
Garda World Security Corp. (Canada), 4.63%, 02/15/2027(b)	270,000	237,703
Harsco Corp., 5.75%, 07/31/2027(b)	228,000	162,045
Pitney Bowes, Inc., 6.88%, 03/15/2027(b)	170,000	128,853
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/2027(b)	440,000	379,218

		1,700,588

Communications Equipment-0.60%
CommScope Technologies LLC, 5.00%, 03/15/2027(b)	344,000	272,011

Construction & Engineering-1.33%
AECOM, 5.13%, 03/15/2027	462,000	448,971
Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	170,000	154,054

		603,025

Construction Materials-0.47%
Eco Material Technologies, Inc., 7.88%, 01/31/2027(b)	230,000	213,710

Consumer Finance-1.25%
Navient Corp., 5.00%, 03/15/2027(c)	323,000	277,140
OneMain Finance Corp., 3.50%, 01/15/2027	350,000	289,534

		566,674

Containers & Packaging-2.87%
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(b)	280,000	274,780
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/2027(b)	450,000	326,133
Graphic Packaging International LLC, 4.75%, 07/15/2027(b)	135,000	129,142
LABL, Inc., 10.50%, 07/15/2027(b)	320,000	302,882
Pactiv LLC, 8.38%, 04/15/2027	90,000	84,068
Sealed Air Corp., 4.00%, 12/01/2027(b)	202,000	184,166

		1,301,171

Distributors-0.62%
BCPE Empire Holdings, Inc., 7.63%, 05/01/2027(b)	310,000	280,022

Diversified Consumer Services-0.83%
Sotheby’s, 7.38%, 10/15/2027(b)(c)	400,000	377,710

Diversified Financial Services-2.00%
Albion Financing 2 S.a.r.l. (Luxembourg), 8.75%, 04/15/2027(b)	225,000	203,440
Castlelake Aviation Finance DAC, 5.00%, 04/15/2027(b)	180,000	156,035
LPL Holdings, Inc., 4.63%, 11/15/2027(b)	187,000	176,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

176

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August 31, 2022

	Principal Amount	Value
Diversified Financial Services-(continued)
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc., 6.38%, 02/01/2027(b)	$190,000	$182,990
United Wholesale Mortgage LLC, 5.75%, 06/15/2027(b)	230,000	189,772

		908,479

Diversified Telecommunication Services-2.97%
Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	680,000	587,974
Cablevision Lightpath LLC, 3.88%, 09/15/2027(b)	200,000	175,794
Zayo Group Holdings, Inc., 4.00%, 03/01/2027(b)	685,000	584,863

		1,348,631

Electric Utilities-3.23%
FirstEnergy Corp., Series B, 4.40%, 07/15/2027	702,000	666,065
NextEra Energy Operating Partners L.P., 4.50%, 09/15/2027(b)	256,000	237,181
Vistra Operations Co. LLC, 5.00%, 07/31/2027(b)(c)	603,000	561,936

		1,465,182

Electrical Equipment-0.28%
EnerSys, 4.38%, 12/15/2027(b)	140,000	127,614

Energy Equipment & Services-2.44%
CGG S.A. (France), 8.75%, 04/01/2027(b)	200,000	178,522
Nabors Industries, Inc., 7.38%, 05/15/2027(b)	330,000	319,009
Transocean, Inc., 11.50%, 01/30/2027(b)	320,000	308,874
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	325,000	300,950

		1,107,355

Entertainment-1.51%
Live Nation Entertainment, Inc., 4.75%, 10/15/2027(b)(c)	543,000	495,034
Scripps Escrow, Inc., 5.88%, 07/15/2027(b)(c)	208,000	190,138

		685,172

Equity REITs-4.06%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/2027, (Acquired 12/14/2021 - 8/17/2022; Cost $342,884)(b)(d)	350,000	300,398
Iron Mountain, Inc., 4.88%, 09/15/2027(b)	468,000	430,377
RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, 10/15/2027	324,000	295,051
SBA Communications Corp., 3.88%, 02/15/2027	700,000	639,183
Service Properties Trust, 5.50%, 12/15/2027	206,000	178,476

		1,843,485

	Principal Amount	Value
Food & Staples Retailing-2.23%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 4.63%, 01/15/2027(b)	$630,000	$575,681
Performance Food Group, Inc., 5.50%, 10/15/2027(b)	465,000	437,580

		1,013,261

Food Products-0.45%
Post Holdings, Inc., 5.75%, 03/01/2027(b)	210,000	205,498

Gas Utilities-0.63%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.75%, 05/20/2027	301,000	284,108

Health Care Providers & Services-2.58%
Community Health Systems, Inc., 8.00%, 12/15/2027(b)	330,000	290,581
Legacy LifePoint Health LLC, 4.38%, 02/15/2027(b)	275,000	239,440
Tenet Healthcare Corp., 5.13%, 11/01/2027(b)	693,000	642,844

		1,172,865

Hotels, Restaurants & Leisure-8.42%
Affinity Gaming, 6.88%, 12/15/2027(b)	240,000	209,268
Boyd Gaming Corp., 4.75%, 12/01/2027(c)	470,000	439,394
Carnival Corp., 5.75%, 03/01/2027(b)	1,630,000	1,272,696
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 04/15/2027	230,000	217,325
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/2027(c)	280,000	267,751
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/2027(b)	350,000	336,522
Lindblad Expeditions LLC, 6.75%, 02/15/2027(b)	160,000	147,370
Penn National Gaming, Inc., 5.63%, 01/15/2027(b)(c)	183,000	167,644
Six Flags Entertainment Corp., 5.50%, 04/15/2027(b)(c)	230,000	211,163
Travel + Leisure Co., Series J, 6.00%, 04/01/2027	185,000	175,924
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/2027(b)	415,000	375,031

		3,820,088

Household Durables-1.33%
Beazer Homes USA, Inc., 5.88%, 10/15/2027	166,000	136,772
Mattamy Group Corp. (Canada), 5.25%, 12/15/2027(b)	236,000	208,149
Meritage Homes Corp., 5.13%, 06/06/2027	135,000	127,009
Tri Pointe Homes, Inc., 5.25%, 06/01/2027	142,000	129,807

		601,737

Household Products-1.63%
Energizer Holdings, Inc., 6.50%, 12/31/2027(b)	140,000	130,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

177

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)–(continued)

August 31, 2022

	Principal Amount	Value
Household Products-(continued)
Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027(b)(c)	$470,000	$410,900
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada), 7.00%, 12/31/2027(b)	240,000	198,357

		739,812

Industrial Conglomerates-1.35%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.25%, 05/15/2027	671,000	611,198

Insurance-1.95%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/2027(b)	351,000	316,742
6.75%, 10/15/2027(b)	623,000	566,955

		883,697

Interactive Media & Services-2.85%
Match Group Holdings II LLC, 5.00%, 12/15/2027(b)	206,000	189,299
Nexstar Media, Inc., 5.63%, 07/15/2027(b)	835,000	796,072
Twitter, Inc., 3.88%, 12/15/2027(b)(c)	330,000	307,457

		1,292,828

Internet & Direct Marketing Retail-0.31%
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/2027(b)	160,000	139,771

IT Services-0.55%
Cogent Communications Group, Inc., 7.00%, 06/15/2027(b)	260,000	248,789

Machinery-2.33%
Granite US Holdings Corp., 11.00%, 10/01/2027(b)(c)	135,000	131,681
Park-Ohio Industries, Inc., 6.63%, 04/15/2027 .	157,000	130,531
TK Elevator US Newco, Inc. (Germany), 5.25%, 07/15/2027(b)	870,000	794,915

		1,057,127

Media-8.84%
Belo Corp.
7.75%, 06/01/2027	90,000	87,877
7.25%, 09/15/2027	146,000	144,709
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/2027(b)	1,515,000	1,440,008
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)	580,000	520,196
CMG Media Corp., 8.88%, 12/15/2027(b)	445,000	383,425
CSC Holdings LLC, 5.50%, 04/15/2027(b)(c)	700,000	664,661
Sinclair Television Group, Inc., 5.13%, 02/15/2027(b)	170,000	146,015
Videotron Ltd. (Canada), 5.13%, 04/15/2027(b)	280,000	262,977
Ziggo Bond Co. B.V. (Netherlands), 6.00%, 01/15/2027(b)	400,000	360,880

		4,010,748

Mortgage REITs-1.42%
Blackstone Mortgage Trust, Inc., 3.75%, 01/15/2027(b)	190,000	165,600

	Principal Amount	Value
Mortgage REITs-(continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/2027(b)	$306,000	$267,230
Starwood Property Trust, Inc., 4.38%, 01/15/2027(b)	235,000	209,440

		642,270

Oil, Gas & Consumable Fuels-8.24%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/2027(b)	157,000	190,995
Baytex Energy Corp. (Canada), 8.75%, 04/01/2027(b)	230,000	235,563
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 8.13%, 01/15/2027(b)(c)	140,000	135,059
Earthstone Energy Holdings LLC, 8.00%, 04/15/2027(b)	240,000	234,137
EQM Midstream Partners L.P.
7.50%, 06/01/2027(b)	230,000	227,341
6.50%, 07/01/2027(b)	423,000	409,070
FTAI Infra Escrow Holdings, LLC, 10.50%, 06/01/2027(b)	210,000	214,616
Genesis Energy L.P./Genesis Energy Finance Corp., 8.00%, 01/15/2027	470,000	442,580
Holly Energy Partners L.P./Holly Energy Finance Corp., 6.38%, 04/15/2027(b)	190,000	185,918
Murphy Oil Corp., 5.88%, 12/01/2027	305,000	297,067
NuStar Logistics L.P., 5.63%, 04/28/2027	288,000	262,654
Occidental Petroleum Corp., 8.50%, 07/15/2027(c)	234,000	262,367
Parkland Corp. (Canada), 5.88%, 07/15/2027(b)	308,000	297,962
SM Energy Co., 6.63%, 01/15/2027(c)	180,000	175,750
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 03/01/2027(b)	183,000	167,275

		3,738,354

Pharmaceuticals-2.46%
Bausch Health Americas, Inc., 8.50%, 01/31/2027(b)	810,000	382,101
Bausch Health Cos., Inc., 6.13%, 02/01/2027(b)	470,000	351,579
Horizon Therapeutics USA, Inc., 5.50%, 08/01/2027(b)	400,000	383,842

		1,117,522

Professional Services-0.87%
AMN Healthcare, Inc., 4.63%, 10/01/2027(b)	236,000	218,765
Korn Ferry, 4.63%, 12/15/2027(b)	188,000	174,731

		393,496

Software-1.18%
GoTo Group, Inc., 5.50%, 09/01/2027(b)	447,000	325,512
NCR Corp., 5.75%, 09/01/2027(b)	219,000	211,677

		537,189

Specialty Retail-1.42%
Carvana Co., 5.50%, 04/15/2027(b)	280,000	181,918
JELD-WEN, Inc., 4.88%, 12/15/2027(b)	190,000	147,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

178

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)–(continued)

August 31, 2022

	Principal Amount	Value
Specialty Retail-(continued)
Lithia Motors, Inc., 4.63%, 12/15/2027(b)	$190,000	$176,221
Murphy Oil USA, Inc., 5.63%, 05/01/2027	140,000	138,992

		644,551

Technology Hardware, Storage & Peripherals-0.95%
Presidio Holdings, Inc., 4.88%, 02/01/2027(b)	241,000	225,847
Seagate HDD Cayman, 4.88%, 06/01/2027	218,000	205,970

		431,817

Thrifts & Mortgage Finance-0.51%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/2027(b)	260,000	231,937

Trading Companies & Distributors-2.14%
Herc Holdings, Inc., 5.50%, 07/15/2027(b)	558,000	528,194
United Rentals North America, Inc., 5.50%, 05/15/2027(c)	230,000	228,676
Univar Solutions USA, Inc., 5.13%, 12/01/2027(b)	230,000	214,264

		971,134

Transportation Infrastructure-0.38%
Promontoria Holding 264 B.V. (Netherlands), 7.88%, 03/01/2027(b)	200,000	172,243

Total U.S. Dollar Denominated Bonds & Notes (Cost $49,698,272)		44,388,396

	Shares	Value
Money Market Funds-0.55%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(e)(f) (Cost $251,169)	251,169	$251,169

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.37% (Cost $49,949,441)		44,639,565

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.38%
Invesco Private Government Fund, 2.29%(e)(f)(g)	1,155,557	1,155,557
Invesco Private Prime Fund, 2.37%(e)(f)(g)	4,009,583	4,009,984

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,165,211)		5,165,541

TOTAL INVESTMENTS IN SECURITIES-109.75% (Cost $55,114,652)		49,805,106
OTHER ASSETS LESS LIABILITIES-(9.75)%		(4,424,809)

NET ASSETS-100.00%		$45,380,297

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $32,733,444, which represented 72.13% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)	Restricted security. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$228,494	$8,132,921	$(8,110,246)	$-	$-	$251,169	$2,354

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,310,687	15,581,651	(17,736,781)	-	-	1,155,557	11,661	*

Invesco Private Prime Fund	7,724,936	29,842,106	(33,553,548)	330	(3,840)	4,009,984	34,686	*

Total	$11,264,117	$53,556,678	$(59,400,575)	$330	$(3,840)	$5,416,710	$48,701

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

179

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August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.93%
Aerospace & Defense-1.22%
Bombardier, Inc. (Canada), 6.00%, 02/15/2028(b)	$140,000	$124,002
BWX Technologies, Inc., 4.13%, 06/30/2028(b) .	62,000	57,203
Spirit AeroSystems, Inc., 4.60%, 06/15/2028	130,000	103,537

		284,742

Airlines-0.44%
Cargo Aircraft Management, Inc., 4.75%, 02/01/2028(b)	112,000	102,682

Auto Components-1.22%
ANGI Group LLC, 3.88%, 08/15/2028(b)	80,000	60,709
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.75%, 04/01/2028(b)(c)	90,000	78,712
Dana, Inc., 5.63%, 06/15/2028	80,000	71,911
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/2028(b)	81,000	73,676

		285,008

Automobiles-2.00%
Ford Motor Co., 6.63%, 10/01/2028	65,000	66,702
Ford Motor Credit Co. LLC, 2.90%, 02/16/2028	200,000	167,640
Jaguar Land Rover Automotive PLC (United Kingdom), 5.88%, 01/15/2028(b)	200,000	152,423
PM General Purchaser LLC, 9.50%, 10/01/2028(b)	92,000	79,832

		466,597

Biotechnology-0.93%
Emergent BioSolutions, Inc., 3.88%, 08/15/2028(b)	70,000	49,096
Grifols Escrow Issuer S.A. (Spain), 4.75%, 10/15/2028(b)(c)	200,000	166,975

		216,071

Capital Markets-2.17%
Coinbase Global, Inc., 3.38%, 10/01/2028(b)	160,000	103,977
NFP Corp.
4.88%, 08/15/2028(b)	90,000	79,982
6.88%, 08/15/2028(b)	391,000	322,121

		506,080

Chemicals-5.59%
ASP Unifrax Holdings, Inc., 5.25%, 09/30/2028(b)	150,000	120,553
Consolidated Energy Finance S.A. (Switzerland), 5.63%, 10/15/2028(b)	150,000	123,761
CVR Partners L.P./CVR Nitrogen Finance Corp., 6.13%, 06/15/2028(b)	90,000	82,304
Element Solutions, Inc., 3.88%, 09/01/2028(b) .	122,000	106,186
HB Fuller Co., 4.25%, 10/15/2028	43,000	38,096
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/2028(b)	100,000	86,147
Ingevity Corp., 3.88%, 11/01/2028(b)	85,000	73,640
Iris Holding, Inc., 10.00%, 12/15/2028(b)	100,000	88,101
LSB Industries, Inc., 6.25%, 10/15/2028(b)	150,000	139,049

	Principal Amount	Value
Chemicals-(continued)
Minerals Technologies, Inc., 5.00%, 07/01/2028(b)	$62,000	$55,996
Olympus Water US Holding Corp., 4.25%, 10/01/2028(b)	200,000	162,890
SCIH Salt Holdings, Inc., 4.88%, 05/01/2028(b) .	205,000	175,924
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/2028(b)	61,000	50,875

		1,303,522

Commercial Services & Supplies-5.23%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.
4.63%, 06/01/2028(b)	200,000	167,556
4.63%, 06/01/2028(b)	200,000	169,538
GFL Environmental, Inc. (Canada)
4.00%, 08/01/2028(b)(c)	141,000	119,395
3.50%, 09/01/2028(b)	140,000	121,878
Madison IAQ LLC, 4.13%, 06/30/2028(b)	105,000	90,189
MPH Acquisition Holdings LLC
5.50%, 09/01/2028(b)	160,000	136,660
5.75%, 11/01/2028(b)	243,000	193,653
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/2028(b)	250,000	221,828

		1,220,697

Communications Equipment-0.27%
Viasat, Inc., 6.50%, 07/15/2028(b)	82,000	63,419

Construction & Engineering-0.94%
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(b)	90,000	80,104
Pike Corp., 5.50%, 09/01/2028(b)	111,000	91,928
Railworks Holdings L.P./Railworks Rally, Inc., 8.25%, 11/15/2028(b)	50,000	46,319

		218,351

Consumer Finance-1.40%
Curo Group Holdings Corp., 7.50%, 08/01/2028(b)	160,000	97,231
FirstCash, Inc., 4.63%, 09/01/2028(b)	81,000	70,244
Navient Corp., 4.88%, 03/15/2028	90,000	73,640
OneMain Finance Corp., 3.88%, 09/15/2028	110,000	85,950

		327,065

Containers & Packaging-3.09%
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	200,000	172,816
Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	70,000	63,134
Graham Packaging Co., Inc., 7.13%, 08/15/2028(b)	80,000	68,808
Graphic Packaging International LLC, 3.50%, 03/15/2028(b)	90,000	80,236
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada), 6.00%, 09/15/2028(b)	110,000	94,370
LABL, Inc., 5.88%, 11/01/2028(b)	80,000	69,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

180

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)–(continued)

August 31, 2022

	Principal Amount	Value
Containers & Packaging-(continued)
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, 10/15/2028(b)	$80,000	$70,495
Silgan Holdings, Inc., 4.13%, 02/01/2028	110,000	100,844

		720,453

Diversified Consumer Services-0.60%
Adtalem Global Education, Inc., 5.50%, 03/01/2028(b)	70,000	66,595
Grand Canyon University, 5.13%, 10/01/2028(c)	80,000	74,337

		140,932

Diversified Financial Services-1.49%
AG Issuer LLC, 6.25%, 03/01/2028(b)	80,000	73,449
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	200,000	171,213
Midcap Financial Issuer Trust, 6.50%, 05/01/2028(b)	120,000	103,096

		347,758

Diversified Telecommunication Services-8.90%
Altice France Holding S.A. (Luxembourg), 6.00%, 02/15/2028(b)	200,000	136,940
Altice France S.A. (France), 5.50%, 01/15/2028(b)	200,000	163,078
Avaya, Inc., 6.13%, 09/15/2028(b)	160,000	87,742
Cablevision Lightpath LLC, 5.63%, 09/15/2028(b)	200,000	163,383
CommScope, Inc., 7.13%, 07/01/2028(b)	131,000	107,151
Consolidated Communications, Inc.
5.00%, 10/01/2028(b)	60,000	46,301
6.50%, 10/01/2028(b)	117,000	94,442
Frontier Communications Holdings LLC, 5.00%, 05/01/2028(b)	298,000	261,563
Iliad Holding S.A.S. (France), 7.00%, 10/15/2028(b)	200,000	183,822
Level 3 Financing, Inc., 4.25%, 07/01/2028(b) .	223,000	185,642
Lumen Technologies, Inc., Series G, 6.88%, 01/15/2028	80,000	72,130
Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 09/15/2028(b)	162,000	120,935
Switch Ltd., 3.75%, 09/15/2028(b)	91,000	90,343
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)(c)	263,000	229,294
Zayo Group Holdings, Inc., 6.13%, 03/01/2028(b)	170,000	132,483

		2,075,249

Electric Utilities-1.13%
Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.50%, 08/15/2028(b)	105,000	94,742
PG&E Corp., 5.00%, 07/01/2028	190,000	168,873

		263,615

Electrical Equipment-0.48%
Vertiv Group Corp., 4.13%, 11/15/2028(b)(c)	130,000	112,611

Energy Equipment & Services-1.36%
Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, 04/01/2028(b)	122,000	111,213

	Principal Amount	Value
Energy Equipment & Services-(continued)
Bristow Group, Inc., 6.88%, 03/01/2028(b)	$60,000	$55,738
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	80,000	74,851
Weatherford International Ltd., 6.50%, 09/15/2028(b)	80,000	75,518

		317,320

Entertainment-0.82%
Cinemark USA, Inc., 5.25%, 07/15/2028(b)	150,000	121,415
Live Nation Entertainment, Inc., 3.75%, 01/15/2028(b)	80,000	70,217

		191,632

Equity REITs-2.45%
American Finance Trust, Inc./American Finance Operating Partner L.P., 4.50%, 09/30/2028(b)	80,000	64,294
CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	60,000	50,913
Diversified Healthcare Trust, 4.75%, 02/15/2028	80,000	59,259
Iron Mountain, Inc.
5.25%, 03/15/2028(b)	124,000	113,962
5.00%, 07/15/2028(b)	92,000	84,078
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, 10/01/2028(b)	134,000	123,323
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/2028(b)	90,000	75,333

		571,162

Food & Staples Retailing-0.48%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	81,000	60,059
GPS Hospitality Holding Co. LLC/GPS Finco, Inc., 7.00%, 08/15/2028(b)	80,000	50,934

		110,993

Food Products-1.93%
Chobani LLC/Chobani Finance Corp., Inc., 4.63%, 11/15/2028(b)	63,000	55,219
Lamb Weston Holdings, Inc., 4.88%, 05/15/2028(b)	92,000	87,830
Post Holdings, Inc., 5.63%, 01/15/2028(b)	176,000	167,393
TKC Holdings, Inc., 6.88%, 05/15/2028(b)	90,000	75,959
TreeHouse Foods, Inc., 4.00%, 09/01/2028	77,000	64,673

		451,074

Health Care Equipment & Supplies-0.91%
Hologic, Inc., 4.63%, 02/01/2028(b)	60,000	56,027
Radiology Partners, Inc., 9.25%, 02/01/2028(b)	110,000	84,444
Teleflex, Inc., 4.25%, 06/01/2028(b)	80,000	72,806

		213,277

Health Care Providers & Services-2.23%
Akumin Escrow, Inc., 7.50%, 08/01/2028(b)	80,000	63,531
Avantor Funding, Inc., 4.63%, 07/15/2028(b)	299,000	272,479
Cano Health LLC, 6.25%, 10/01/2028(b)	50,000	45,019
Molina Healthcare, Inc., 4.38%, 06/15/2028(b) .	150,000	138,620

		519,649

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

181

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)–(continued)

August 31, 2022

	Principal Amount	Value
Hotels, Restaurants & Leisure-5.17%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.38%, 01/15/2028(b)	$138,000	$123,595
Aramark Services, Inc., 5.00%, 02/01/2028(b)(c)	218,000	200,877
Carnival Corp., 4.00%, 08/01/2028(b)	460,000	383,520
Churchill Downs, Inc., 4.75%, 01/15/2028(b)	130,000	118,459
Full House Resorts, Inc., 8.25%, 02/15/2028(b)	60,000	54,839
Marriott Ownership Resorts, Inc., 4.75%, 01/15/2028	59,000	51,662
MGM Resorts International, 4.75%, 10/15/2028(c)	117,000	102,988
Station Casinos LLC, 4.50%, 02/15/2028(b)	111,000	95,781
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/2028(b)	82,000	73,448

		1,205,169

Household Durables-1.45%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/2028(b)	50,000	45,069
CP Atlas Buyer, Inc., 7.00%, 12/01/2028(b)	84,000	70,047
Installed Building Products, Inc., 5.75%, 02/01/2028(b)	50,000	46,195
M/I Homes, Inc., 4.95%, 02/01/2028	62,000	54,808
Tri Pointe Homes, Inc., 5.70%, 06/15/2028	56,000	50,810
Williams Scotsman International, Inc., 4.63%, 08/15/2028(b)	80,000	72,026

		338,955

Household Products-0.84%
Central Garden & Pet Co., 5.13%, 02/01/2028 .	50,000	46,184
Energizer Holdings, Inc., 4.75%, 06/15/2028(b)	112,000	93,328
Prestige Brands, Inc., 5.13%, 01/15/2028(b)	60,000	55,426

		194,938

Independent Power and Renewable Electricity Producers-2.98%
Calpine Corp.
4.50%, 02/15/2028(b)	238,000	218,036
5.13%, 03/15/2028(b)(c)	263,000	234,377
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	130,000	121,956
TerraForm Power Operating LLC, 5.00%, 01/31/2028(b)	132,000	120,971

		695,340

Interactive Media & Services-1.62%
Match Group Holdings II LLC, 4.63%, 06/01/2028(b)	92,000	82,029
Nexstar Media, Inc., 4.75%, 11/01/2028(b)(c)	192,000	173,997
Rackspace Technology Global, Inc.
3.50%, 02/15/2028(b)	100,000	71,428
5.38%, 12/01/2028(b)	90,000	49,986

		377,440

Internet & Direct Marketing Retail-0.17%
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 6.00%, 02/15/2028(b)	50,000	39,091

IT Services-2.72%
Ahead DB Holdings LLC, 6.63%, 05/01/2028(b)	60,000	54,217

	Principal Amount	Value
IT Services-(continued)
Arches Buyer, Inc., 4.25%, 06/01/2028(b)	$152,000	$122,409
Clarivate Science Holdings Corp., 3.88%, 07/01/2028(b)	140,000	120,015
Gartner, Inc., 4.50%, 07/01/2028(b)	120,000	110,979
ION Trading Technologies S.a.r.l. (Luxembourg), 5.75%, 05/15/2028(b)	200,000	171,000
Virtusa Corp., 7.13%, 12/15/2028(b)	70,000	55,397

		634,017

Machinery-1.18%
ATS Automation Tooling Systems, Inc. (Canada), 4.13%, 12/15/2028(b)	50,000	43,971
GrafTech Finance, Inc., 4.63%, 12/15/2028(b) .	75,000	64,093
Meritor, Inc., 4.50%, 12/15/2028(b)	38,000	39,074
Titan International, Inc., 7.00%, 04/30/2028(c) .	80,000	76,130
Wabash National Corp., 4.50%, 10/15/2028(b) .	60,000	51,056

		274,324

Media-8.92%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(b)	119,000	102,517
Clear Channel Outdoor Holdings, Inc., 7.75%, 04/15/2028(b)	160,000	130,432
CSC Holdings LLC, 5.38%, 02/01/2028(b)	140,000	127,170
DISH DBS Corp.
7.38%, 07/01/2028	160,000	105,069
5.75%, 12/01/2028(b)	520,000	400,277
GCI LLC, 4.75%, 10/15/2028(b)	94,000	84,845
iHeartCommunications, Inc., 4.75%, 01/15/2028(b)	78,000	67,072
Lamar Media Corp., 3.75%, 02/15/2028	111,000	99,726
McGraw-Hill Education, Inc., 5.75%, 08/01/2028(b)	140,000	123,407
National CineMedia LLC, 5.88%, 04/15/2028(b)	60,000	42,020
Sirius XM Radio, Inc., 4.00%, 07/15/2028(b)	375,000	327,187
TEGNA, Inc., 4.63%, 03/15/2028(c)	192,000	184,334
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	200,000	171,538
Urban One, Inc., 7.38%, 02/01/2028(b)	127,000	114,222

		2,079,816

Metals & Mining-1.12%
Arconic Corp., 6.13%, 02/15/2028(b)	140,000	131,658
Kaiser Aluminum Corp., 4.63%, 03/01/2028(b) .	92,000	79,368
Warrior Met Coal, Inc., 7.88%, 12/01/2028(b)	50,000	49,205

		260,231

Oil, Gas & Consumable Fuels-3.93%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 8.25%, 12/31/2028(b)	67,000	66,672
Callon Petroleum Co., 8.00%, 08/01/2028(b)	100,000	96,085
CVR Energy, Inc., 5.75%, 02/15/2028(b)	62,000	56,503
Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/2028(b)	105,000	100,125
EnLink Midstream LLC, 5.63%, 01/15/2028(b) .	90,000	86,652
EQM Midstream Partners L.P., 5.50%, 07/15/2028	137,000	125,480
Global Marine, Inc., 7.00%, 06/01/2028	20,000	11,641

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

182

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)–(continued)

August 31, 2022

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Hess Midstream Operations L.P., 5.13%, 06/15/2028(b)	$90,000	$83,725
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	82,000	76,468
Laredo Petroleum, Inc., 10.13%, 01/15/2028	60,000	60,677
Occidental Petroleum Corp., 6.38%, 09/01/2028	91,000	95,167
SM Energy Co., 6.50%, 07/15/2028(c)	60,000	57,875

		917,070

Paper & Forest Products-0.59%
Clearwater Paper Corp., 4.75%, 08/15/2028(b) .	48,000	42,981
Domtar Corp., 6.75%, 10/01/2028(b)	104,000	94,787

		137,768

Personal Products-0.48%
Edgewell Personal Care Co., 5.50%, 06/01/2028(b)(c)	120,000	110,962

Pharmaceuticals-3.67%
Bausch Health Cos., Inc.
5.00%, 01/30/2028(b)	180,000	68,240
4.88%, 06/01/2028(b)	300,000	207,378
Elanco Animal Health, Inc., 6.40%, 08/28/2028	115,000	107,662
Mallinckrodt International Finance S.A./ Mallinckrodt CB LLC, 11.50%, 12/15/2028(b)	100,000	90,125
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 04/30/2028(b)	425,000	381,903

		855,308

Professional Services-2.02%
ASGN, Inc., 4.63%, 05/15/2028(b)	86,000	76,187
CoreLogic, Inc., 4.50%, 05/01/2028(b)	120,000	94,674
KBR, Inc., 4.75%, 09/30/2028(b)	36,000	32,624
Nielsen Finance LLC/Nielsen Finance Co., 5.63%, 10/01/2028(b)	192,000	192,699
Science Applications International Corp., 4.88%, 04/01/2028(b)	80,000	74,106

		470,290

Real Estate Management & Development-0.72%
Forestar Group, Inc., 5.00%, 03/01/2028(b)	51,000	42,413
Howard Hughes Corp. (The), 5.38%, 08/01/2028(b)	140,000	124,804

		167,217

Semiconductors & Semiconductor Equipment-0.65%
Entegris, Inc., 4.38%, 04/15/2028(b)	58,000	51,285
ON Semiconductor Corp., 3.88%, 09/01/2028(b)	112,000	100,095

		151,380

Software-2.20%
Castle US Holding Corp., 9.50%, 02/15/2028(b)	65,000	51,149
Consensus Cloud Solutions, Inc., 6.50%, 10/15/2028(b)	80,000	71,655
Fair Isaac Corp., 4.00%, 06/15/2028(b)	136,000	120,326
MicroStrategy, Inc., 6.13%, 06/15/2028(b)	80,000	66,906

	Principal Amount	Value
Software-(continued)
NCR Corp., 5.00%, 10/01/2028(b)	$126,000	$118,795
PTC, Inc., 4.00%, 02/15/2028(b)	92,000	84,269

		513,100

Specialty Retail-3.67%
Asbury Automotive Group, Inc., 4.50%, 03/01/2028	81,000	72,449
At Home Group, Inc., 4.88%, 07/15/2028(b)	50,000	36,530
Bath & Body Works, Inc., 5.25%, 02/01/2028	82,000	73,590
Carvana Co., 5.88%, 10/01/2028(b)	90,000	54,127
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	116,000	99,297
Ken Garff Automotive LLC, 4.88%, 09/15/2028(b)	30,000	25,248
Michaels Cos., Inc. (The), 5.25%, 05/01/2028(b)	130,000	100,213
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028(b)	250,000	223,235
SRS Distribution, Inc., 4.63%, 07/01/2028(b)	100,000	88,680
White Cap Buyer LLC, 6.88%, 10/15/2028(b)(c)	95,000	83,393

		856,762

Technology Hardware, Storage & Peripherals-0.90%
Presidio Holdings, Inc., 8.25%, 02/01/2028(b)	90,000	81,385
Xerox Holdings Corp., 5.50%, 08/15/2028(b)	147,000	128,795

		210,180

Thrifts & Mortgage Finance-0.77%
LD Holdings Group LLC, 6.13%, 04/01/2028(b) .	90,000	47,937
Nationstar Mortgage Holdings, Inc., 5.50%, 08/15/2028(b)	157,000	131,211

		179,148

Trading Companies & Distributors-2.74%
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)	160,000	137,101
H&E Equipment Services, Inc., 3.88%, 12/15/2028(b)	238,000	201,381
United Rentals North America, Inc., 4.88%, 01/15/2028	320,000	299,593

		638,075

Wireless Telecommunication Services-2.14%
Sprint Capital Corp., 6.88%, 11/15/2028	472,000	499,013

Total U.S. Dollar Denominated Bonds & Notes (Cost $25,985,265)		22,835,553

	Shares
Money Market Funds-0.62%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $145,115)	145,115	145,115

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.55% (Cost $26,130,380)		22,980,668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

183

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)–(continued)

August 31, 2022

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.35%
Invesco Private Government Fund, 2.29%(d)(e)(f)	480,278	$480,278
Invesco Private Prime Fund, 2.37%(d)(e)(f)	1,234,877	1,235,001

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,715,195)		1,715,279

TOTAL INVESTMENTS IN SECURITIES-105.90% (Cost $27,845,575)		24,695,947
OTHER ASSETS LESS LIABILITIES-(5.90)%		(1,376,792)

NET ASSETS-100.00%		$23,319,155

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $19,513,103, which represented 83.68% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$58,424	$2,316,783	$(2,230,092)	$-	$-	$145,115	$1,420

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	573,554	6,201,819	(6,295,095)	-	-	480,278	3,198	*

Invesco Private Prime Fund	1,338,292	12,089,036	(12,191,856)	84	(555)	1,235,001	9,288	*

Total	$1,970,270	$20,607,638	$(20,717,043)	$84	$(555)	$1,860,394	$13,906

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

184

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.08%
Aerospace & Defense-1.16%
BWX Technologies, Inc., 4.13%, 04/15/2029(b)	$20,000	$17,881
TransDigm, Inc.
4.63%, 01/15/2029	50,000	42,665
4.88%, 05/01/2029	40,000	33,993

		94,539

Airlines-1.02%
United Airlines, Inc., 4.63%, 04/15/2029(b)	95,000	83,481

Auto Components-2.33%
American Axle & Manufacturing, Inc., 5.00%, 10/01/2029(c)	30,000	25,490
Goodyear Tire & Rubber Co. (The), 5.00%, 07/15/2029(c)	40,000	35,908
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	40,000	35,270
Patrick Industries, Inc., 4.75%, 05/01/2029(b)	20,000	16,327
Real Hero Merger Sub 2, Inc., 6.25%, 02/01/2029(b)	30,000	24,420
Tenneco, Inc., 5.13%, 04/15/2029(b)	40,000	39,036
Wheel Pros, Inc., 6.50%, 05/15/2029(b)	20,000	14,527

		190,978

Automobiles-3.06%
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/2029(b)	40,000	31,254
Ford Motor Credit Co. LLC, 5.11%, 05/03/2029	200,000	186,299
Thor Industries, Inc., 4.00%, 10/15/2029(b)	40,000	32,484

		250,037

Beverages-0.93%
Primo Water Holdings, Inc. (Canada), 4.38%, 04/30/2029(b)	60,000	51,391
Triton Water Holdings, Inc., 6.25%, 04/01/2029(b)	30,000	24,651

		76,042

Building Products-0.88%
GYP Holdings III Corp., 4.63%, 05/01/2029(b)	20,000	17,002
Park River Holdings, Inc.
5.63%, 02/01/2029(b)	20,000	14,532
6.75%, 08/01/2029(b)	20,000	14,966
PGT Innovations, Inc., 4.38%, 10/01/2029(b)	30,000	25,435

		71,935

Capital Markets-0.60%
APX Group, Inc., 5.75%, 07/15/2029(b)	30,000	24,572
Armor Holdco, Inc., 8.50%, 11/15/2029(b)	30,000	24,897

		49,469

Chemicals-3.79%
ASP Unifrax Holdings, Inc., 7.50%, 09/30/2029(b) .	30,000	21,989
Chemours Co. (The), 4.63%, 11/15/2029(b)	30,000	24,791
Diamond BC B.V., 4.63%, 10/01/2029(b)	30,000	25,617
EverArc Escrow S.a.r.l., 5.00%, 10/30/2029(b)	30,000	25,699
LSF11 A5 Holdco LLC, 6.63%, 10/15/2029(b)	30,000	25,310
Methanex Corp. (Canada), 5.25%, 12/15/2029	40,000	33,648
NOVA Chemicals Corp. (Canada), 4.25%, 05/15/2029(b)(c)	30,000	24,716
SCIH Salt Holdings, Inc., 6.63%, 05/01/2029(b)	40,000	32,991

	Principal Amount	Value
Chemicals-(continued)
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	$20,000	$14,222
Tronox, Inc., 4.63%, 03/15/2029(b)	50,000	41,654
WR Grace Holdings LLC, 5.63%, 08/15/2029(b)	50,000	39,625

		310,262

Commercial Services & Supplies-3.99%
ACCO Brands Corp., 4.25%, 03/15/2029(b)	30,000	25,059
ADT Security Corp. (The), 4.13%, 08/01/2029(b)	50,000	42,999
APi Group DE, Inc.
4.13%, 07/15/2029(b)	20,000	16,420
4.75%, 10/15/2029(b)	10,000	8,297
Covanta Holding Corp., 4.88%, 12/01/2029(b)	30,000	25,365
Deluxe Corp., 8.00%, 06/01/2029(b)	20,000	17,827
First Student Bidco, Inc./First Transit Parent, Inc., 4.00%, 07/31/2029(b)	40,000	34,526
Garda World Security Corp. (Canada), 6.00%, 06/01/2029(b)	20,000	15,532
GFL Environmental, Inc. (Canada)
4.75%, 06/15/2029(b)	30,000	26,077
4.38%, 08/15/2029(b)	30,000	25,470
Madison IAQ LLC, 5.88%, 06/30/2029(b)	50,000	41,219
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/2029(b)	20,000	16,833
Pitney Bowes, Inc., 7.25%, 03/15/2029(b)	20,000	13,701
Stericycle, Inc., 3.88%, 01/15/2029(b)	20,000	17,356

		326,681

Communications Equipment-0.46%
Plantronics, Inc., 4.75%, 03/01/2029(b)	20,000	20,054
Viavi Solutions, Inc., 3.75%, 10/01/2029(b)	20,000	17,192

		37,246

Construction & Engineering-0.90%
Arcosa, Inc., 4.38%, 04/15/2029(b)	20,000	18,151
Dycom Industries, Inc., 4.50%, 04/15/2029(b)	20,000	17,879
IEA Energy Services LLC, 6.63%, 08/15/2029(b)	20,000	19,932
VM Consolidated, Inc., 5.50%, 04/15/2029(b)	20,000	17,577

		73,539

Construction Materials-0.46%
Global Infrastructure Solutions, Inc., 5.63%, 06/01/2029(b)	30,000	24,030
Victors Merger Corp., 6.38%, 05/15/2029(b)	20,000	13,427

		37,457

Consumer Finance-1.30%
Navient Corp., 5.50%, 03/15/2029	30,000	24,345
OneMain Finance Corp., 5.38%, 11/15/2029	30,000	24,896
Paysafe Finance PLC/Paysafe Holdings US Corp., 4.00%, 06/15/2029(b)(c)	20,000	14,977
PRA Group, Inc., 5.00%, 10/01/2029(b)	20,000	17,259
PROG Holdings, Inc., 6.00%, 11/15/2029(b)	30,000	25,157

		106,634

Containers & Packaging-0.96%
Clydesdale Acquisition Holdings, Inc., 6.63%, 04/15/2029(b)	20,000	19,218

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

185

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August 31, 2022

	Principal Amount	Value
Containers & Packaging-(continued)
Graphic Packaging International LLC, 3.50%, 03/01/2029(b)	$20,000	$17,215
LABL, Inc., 8.25%, 11/01/2029(b)	30,000	24,319
TriMas Corp., 4.13%, 04/15/2029(b)	20,000	17,581

		78,333

Distributors-0.50%
Ferrellgas L.P./Ferrellgas Finance Corp., 5.88%, 04/01/2029(b)	40,000	32,660
Resideo Funding, Inc., 4.00%, 09/01/2029(b)	10,000	8,418

		41,078

Diversified Consumer Services-3.00%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	20,000	16,850
Signal Parent, Inc., 6.13%, 04/01/2029(b)	10,000	5,433
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/2029(b)	200,000	176,131
StoneMor, Inc., 8.50%, 05/15/2029(b)	40,000	34,854
WW International, Inc., 4.50%, 04/15/2029(b)	20,000	12,518

		245,786

Diversified Financial Services-2.51%
Aretec Escrow Issuer, Inc., 7.50%, 04/01/2029(b)	30,000	25,942
Cobra Acquisitionco LLC, 6.38%, 11/01/2029(b)	20,000	14,744
Compass Group Diversified Holdings LLC, 5.25%, 04/15/2029(b)	82,000	69,908
Hightower Holding LLC, 6.75%, 04/15/2029(b)	10,000	8,456
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	30,000	27,244
LPL Holdings, Inc., 4.00%, 03/15/2029(b)	40,000	35,808
United Wholesale Mortgage LLC, 5.50%, 04/15/2029(b)	30,000	23,391

		205,493

Diversified Telecommunication Services-6.95%
Altice France S.A. (France)
5.13%, 07/15/2029(b)	200,000	152,182
5.50%, 10/15/2029(b)	200,000	158,187
CommScope, Inc., 4.75%, 09/01/2029(b)	70,000	59,691
Frontier Communications Holdings LLC
6.75%, 05/01/2029(b)	42,000	36,277
5.88%, 11/01/2029	40,000	32,709
Level 3 Financing, Inc.
3.63%, 01/15/2029(b)	30,000	24,122
3.75%, 07/15/2029(b)	30,000	24,141
Lumen Technologies, Inc.
4.50%, 01/15/2029(b)	40,000	29,900
5.38%, 06/15/2029(b)	40,000	31,235
Switch Ltd., 4.13%, 06/15/2029(b)	20,000	19,980

		568,424

Electric Utilities-1.46%
DPL, Inc., 4.35%, 04/15/2029	20,000	17,602
Leeward Renewable Energy Operations LLC, 4.25%, 07/01/2029(b)	20,000	16,605
NRG Energy, Inc., 3.38%, 02/15/2029(b)	40,000	32,930
Vistra Operations Co. LLC, 4.38%, 05/01/2029(b) .	60,000	52,413

		119,550

Electronic Equipment, Instruments & Components-1.86%
II-VI, Inc., 5.00%, 12/15/2029(b)	40,000	35,663

	Principal Amount	Value
Electronic Equipment, Instruments & Components-(continued)
Imola Merger Corp., 4.75%, 05/15/2029(b)	$106,000	$90,125
TTM Technologies, Inc., 4.00%, 03/01/2029(b)(c)	30,000	25,991

		151,779

Energy Equipment & Services-0.71%
Colgate Energy Partners III LLC, 5.88%, 07/01/2029(b)	30,000	27,846
Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029	13,000	11,916
Precision Drilling Corp. (Canada), 6.88%, 01/15/2029(b)	20,000	18,402

		58,164

Entertainment-1.73%
AMC Entertainment Holdings, Inc., 7.50%, 02/15/2029(b)	40,000	34,450
Jacobs Entertainment, Inc., 6.75%, 02/15/2029(b)	20,000	17,781
Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029(b)	37,000	29,277
Playtika Holding Corp., 4.25%, 03/15/2029(b)	50,000	42,716
WMG Acquisition Corp., 3.75%, 12/01/2029(b)	20,000	17,125

		141,349

Equity REITs-3.01%
Iron Mountain, Inc., 4.88%, 09/15/2029(b)	50,000	43,445
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/2029(b)	38,000	33,477
RHP Hotel Properties L.P./RHP Finance Corp., 4.50%, 02/15/2029(b)	30,000	25,962
RLJ Lodging Trust L.P., 4.00%, 09/15/2029(b)	20,000	16,913
SBA Communications Corp., 3.13%, 02/01/2029	70,000	57,773
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/2029(b)	55,000	41,989
XHR L.P., 4.88%, 06/01/2029(b)	30,000	26,509

		246,068

Food & Staples Retailing-2.41%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 3.50%, 03/15/2029(b)	70,000	57,613
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/2029(b)	20,000	16,414
Performance Food Group, Inc., 4.25%, 08/01/2029(b)	50,000	42,999
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc., 4.63%, 03/01/2029(b)	50,000	44,293
US Foods, Inc., 4.75%, 02/15/2029(b)	40,000	35,700

		197,019

Food Products-0.29%
TKC Holdings, Inc., 10.50%, 05/15/2029(b)	30,000	24,082

Gas Utilities-0.32%
Superior Plus L.P./Superior General Partner, Inc. (Canada), 4.50%, 03/15/2029(b)	30,000	26,497

Health Care Equipment & Supplies-3.62%
Hologic, Inc., 3.25%, 02/15/2029(b)	40,000	34,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

186

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)–(continued)

August 31, 2022

	Principal Amount	Value
Health Care Equipment & Supplies-(continued)
Medline Borrower L.P.
3.88%, 04/01/2029(b)	$200,000	$169,750
5.25%, 10/01/2029(b)	110,000	92,581

		296,506

Health Care Providers & Services-2.73%
Acadia Healthcare Co., Inc., 5.00%, 04/15/2029(b)	20,000	18,548
AHP Health Partners, Inc., 5.75%, 07/15/2029(b) .	20,000	15,395
Avantor Funding, Inc., 3.88%, 11/01/2029(b)	40,000	34,680
HealthEquity, Inc., 4.50%, 10/01/2029(b)	30,000	26,424
LifePoint Health, Inc., 5.38%, 01/15/2029(b)	20,000	15,188
ModivCare Escrow Issuer, Inc., 5.00%, 10/01/2029(b)	20,000	17,380
Option Care Health, Inc., 4.38%, 10/31/2029(b)	30,000	26,429
Owens & Minor, Inc., 4.50%, 03/31/2029(b)	20,000	17,073
Tenet Healthcare Corp., 4.25%, 06/01/2029(b)	60,000	52,073

		223,190

Hotels, Restaurants & Leisure-6.38%
1011778 BC ULC/New Red Finance, Inc. (Canada), 3.50%, 02/15/2029(b)	30,000	25,848
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC, 5.13%, 04/15/2029(b)	10,000	8,692
Boyne USA, Inc., 4.75%, 05/15/2029(b)	30,000	26,734
Caesars Entertainment, Inc., 4.63%, 10/15/2029(b)	50,000	40,437
Carnival Corp., 6.00%, 05/01/2029(b)	90,000	68,092
Carrols Restaurant Group, Inc., 5.88%, 07/01/2029(b)	10,000	7,514
Cedar Fair L.P., 5.25%, 07/15/2029(c)	20,000	18,319
Everi Holdings, Inc., 5.00%, 07/15/2029(b)	30,000	26,444
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.63%, 01/15/2029(b)	50,000	44,070
Hilton Domestic Operating Co., Inc., 3.75%, 05/01/2029(b)	40,000	34,588
Hilton Grand Vacations Borrower Escrow LLC/ Hilton Grand Vacations Borrower Escrow, Inc., 5.00%, 06/01/2029(b)	40,000	35,452
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(b)	20,000	15,202
Marriott Ownership Resorts, Inc., 4.50%, 06/15/2029(b)	30,000	25,338
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/2029(b)	30,000	26,377
Papa John’s International, Inc., 3.88%, 09/15/2029(b)	20,000	17,127
Penn National Gaming, Inc., 4.13%, 07/01/2029(b)	20,000	16,181
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, 09/01/2029(b)	30,000	22,278
SeaWorld Parks & Entertainment, Inc., 5.25%, 08/15/2029(b)	35,000	30,530
Travel + Leisure Co., 4.50%, 12/01/2029(b)	40,000	32,578

		521,801

Household Durables-1.35%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/2029(b)	20,000	15,723

	Principal Amount	Value
Household Durables-(continued)
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada), 5.00%, 06/15/2029(b)	$20,000	$15,937
Century Communities, Inc., 3.88%, 08/15/2029(b) .	20,000	16,177
LGI Homes, Inc., 4.00%, 07/15/2029(b)	20,000	15,627
Meritage Homes Corp., 3.88%, 04/15/2029(b)	20,000	17,022
Shea Homes L.P./Shea Homes Funding Corp., 4.75%, 04/01/2029(b)	10,000	8,017
SWF Escrow Issuer Corp., 6.50%, 10/01/2029(b)	30,000	21,708

		110,211

Household Products-0.40%
Energizer Holdings, Inc., 4.38%, 03/31/2029(b)	40,000	32,537

Independent Power and Renewable Electricity Producers-0.31%
Calpine Corp., 4.63%, 02/01/2029(b)	30,000	25,572

Industrial Conglomerates-0.31%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.38%, 02/01/2029	30,000	25,559

Insurance-1.87%
Acrisure LLC/Acrisure Finance, Inc.
4.25%, 02/15/2029(b)	30,000	25,493
6.00%, 08/01/2029(b)	20,000	16,249
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.88%, 11/01/2029(b)	20,000	17,230
AmWINS Group, Inc., 4.88%, 06/30/2029(b)	40,000	34,866
AssuredPartners, Inc., 5.63%, 01/15/2029(b)	20,000	16,651
BroadStreet Partners, Inc., 5.88%, 04/15/2029(b) .	30,000	24,782
HUB International Ltd., 5.63%, 12/01/2029(b)	20,000	17,520

		152,791

Interactive Media & Services-0.36%
Audacy Capital Corp., 6.75%, 03/31/2029(b)	40,000	12,092
Scripps Escrow II, Inc., 3.88%, 01/15/2029(b)	20,000	16,985

		29,077

Internet & Direct Marketing Retail-0.31%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/2029(b)	30,000	25,441

IT Services-2.05%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	50,000	41,418
Conduent Business Services LLC/Conduent State & Local Solutions, Inc., 6.00%, 11/01/2029(b)	30,000	25,875
Endurance International Group Holdings, Inc., 6.00%, 02/15/2029(b)	20,000	14,716
Gartner, Inc., 3.63%, 06/15/2029(b)	30,000	25,840
Twilio, Inc., 3.63%, 03/15/2029	30,000	25,091
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/2029(b)	40,000	34,707

		167,647

Leisure Products-0.27%
Vista Outdoor, Inc., 4.50%, 03/15/2029(b)	30,000	22,379

Life Sciences Tools & Services-0.31%
Syneos Health, Inc., 3.63%, 01/15/2029(b)	30,000	25,399

Machinery-1.08%
Mueller Water Products, Inc., 4.00%, 06/15/2029(b)	20,000	18,030
OT Merger Corp., 7.88%, 10/15/2029(b)	20,000	14,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

187

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)–(continued)

August 31, 2022

	Principal Amount	Value
Machinery-(continued)
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	$30,000	$26,962
Terex Corp., 5.00%, 05/15/2029(b)	32,000	28,675

		88,101

Media-5.49%
AMC Networks, Inc., 4.25%, 02/15/2029(c)	50,000	40,880
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/2029(b)	72,000	65,858
Clear Channel Outdoor Holdings, Inc., 7.50%, 06/01/2029(b)	70,000	56,611
Liberty Interactive LLC, 8.50%, 07/15/2029	20,000	15,277
McGraw-Hill Education, Inc., 8.00%, 08/01/2029(b)	30,000	26,071
News Corp., 3.88%, 05/15/2029(b)	80,000	69,755
Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 01/15/2029(b)	20,000	16,833
Stagwell Global LLC, 5.63%, 08/15/2029(b)	60,000	50,980
TEGNA, Inc., 5.00%, 09/15/2029	50,000	47,945
Univision Communications, Inc., 4.50%, 05/01/2029(b)	50,000	43,825
Videotron Ltd. (Canada), 3.63%, 06/15/2029(b)	18,000	14,964

		448,999

Metals & Mining-1.10%
ATI, Inc., 4.88%, 10/01/2029	20,000	17,923
Cleveland-Cliffs, Inc., 4.63%, 03/01/2029(b)	21,000	18,677
Coeur Mining, Inc., 5.13%, 02/15/2029(b)	20,000	14,623
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	30,000	24,935
TMS International Corp., 6.25%, 04/15/2029(b)	20,000	13,977

		90,135

Mortgage REITs-0.61%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 06/15/2029(b)	30,000	24,340
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	30,000	25,470

		49,810

Oil, Gas & Consumable Fuels-6.62%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.88%, 06/30/2029(b)	30,000	27,063
CNX Resources Corp., 6.00%, 01/15/2029(b)	41,000	38,604
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 02/01/2029(b)	36,000	33,315
DT Midstream, Inc., 4.13%, 06/15/2029(b)	50,000	43,995
EnLink Midstream LLC, 5.38%, 06/01/2029	20,000	18,720
EQM Midstream Partners L.P., 4.50%, 01/15/2029(b)	40,000	34,507
Hilcorp Energy I L.P./Hilcorp Finance Co., 5.75%, 02/01/2029(b)	30,000	27,287
ITT Holdings LLC, 6.50%, 08/01/2029(b)	60,000	50,766
Laredo Petroleum, Inc., 7.75%, 07/31/2029(b)(c)	20,000	19,184
MEG Energy Corp. (Canada), 5.88%, 02/01/2029(b)	32,000	29,805
Parkland Corp. (Canada), 4.50%, 10/01/2029(b)	40,000	33,940
Rockcliff Energy II LLC, 5.50%, 10/15/2029(b)	40,000	37,016
Southwestern Energy Co., 5.38%, 02/01/2029	36,000	34,092

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Sunoco L.P./Sunoco Finance Corp., 4.50%, 05/15/2029	$40,000	$34,072
Teine Energy Ltd. (Canada), 6.88%, 04/15/2029(b)	20,000	18,292
Venture Global Calcasieu Pass LLC, 3.88%, 08/15/2029(b)	70,000	61,173

		541,831

Paper & Forest Products-1.15%
Glatfelter Corp., 4.75%, 11/15/2029(b)	25,000	15,533
Louisiana-Pacific Corp., 3.63%, 03/15/2029(b)	30,000	24,395
Mercer International, Inc. (Germany), 5.13%, 02/01/2029	40,000	34,981
Sylvamo Corp., 7.00%, 09/01/2029(b)	20,000	19,120

		94,029

Personal Products-0.53%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC, 4.75%, 01/15/2029(b)	20,000	17,551
Edgewell Personal Care Co., 4.13%, 04/01/2029(b)	30,000	25,825

		43,376

Pharmaceuticals-1.12%
AdaptHealth LLC, 4.63%, 08/01/2029(b)	20,000	16,682
Bausch Health Cos., Inc.
5.00%, 02/15/2029(b)	40,000	15,660
6.25%, 02/15/2029(b)	50,000	18,955
Catalent Pharma Solutions, Inc., 3.13%, 02/15/2029(b)	20,000	16,622
HLF Financing Sarl LLC/Herbalife International, Inc., 4.88%, 06/01/2029(b)	30,000	23,703

		91,622

Professional Services-1.11%
AMN Healthcare, Inc., 4.00%, 04/15/2029(b)	20,000	17,229
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)	30,000	26,658
Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 07/15/2029(b)	30,000	30,087
TriNet Group, Inc., 3.50%, 03/01/2029(b)	20,000	17,182

		91,156

Real Estate Management & Development-1.43%
Howard Hughes Corp. (The), 4.13%, 02/01/2029(b)	30,000	24,802
Hunt Cos., Inc., 5.25%, 04/15/2029(b)	30,000	25,391
Kennedy-Wilson, Inc., 4.75%, 03/01/2029	30,000	25,074
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/2029(b)	53,000	41,605

		116,872

Road & Rail-1.42%
Carriage Purchaser, Inc., 7.88%, 10/15/2029(b)	20,000	15,626
Hertz Corp. (The), 5.00%, 12/01/2029(b)	50,000	40,308
Uber Technologies, Inc., 4.50%, 08/15/2029(b)	70,000	60,506

		116,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

188

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)–(continued)

August 31, 2022

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-0.42%
Entegris, Inc., 3.63%, 05/01/2029(b)	$20,000	$16,876
Synaptics, Inc., 4.00%, 06/15/2029(b)	20,000	17,270

		34,146

Software-2.11%
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	30,000	26,582
Elastic N.V., 4.13%, 07/15/2029(b)	30,000	25,437
NCR Corp., 5.13%, 04/15/2029(b)	70,000	65,464
Open Text Corp. (Canada), 3.88%, 12/01/2029(b) .	40,000	32,337
Rocket Software, Inc., 6.50%, 02/15/2029(b)	30,000	23,142

		172,962

Specialty Retail-4.59%
Arko Corp., 5.13%, 11/15/2029(b)	20,000	16,752
Asbury Automotive Group, Inc., 4.63%, 11/15/2029(b)	40,000	34,349
At Home Group, Inc., 7.13%, 07/15/2029(b)	20,000	12,827
Carvana Co., 4.88%, 09/01/2029(b)	25,000	14,250
Foot Locker, Inc., 4.00%, 10/01/2029(b)	20,000	16,327
Gap, Inc. (The), 3.63%, 10/01/2029(b)	40,000	27,859
LBM Acquisition LLC, 6.25%, 01/15/2029(b)	40,000	29,950
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	50,000	41,814
Lithia Motors, Inc., 3.88%, 06/01/2029(b)	40,000	34,084
Michaels Cos., Inc. (The), 7.88%, 05/01/2029(b)	60,000	39,992
Penske Automotive Group, Inc., 3.75%, 06/15/2029	20,000	16,944
Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	30,000	25,640
SRS Distribution, Inc.
6.13%, 07/01/2029(b)	20,000	16,619
6.00%, 12/01/2029(b)	40,000	32,627
Victoria’s Secret & Co., 4.63%, 07/15/2029(b)	20,000	15,883

		375,917

Technology Hardware, Storage & Peripherals-0.41%
Seagate HDD Cayman
4.09%, 06/01/2029	20,000	17,127
3.13%, 07/15/2029	20,000	16,021

		33,148

Textiles, Apparel & Luxury Goods-0.51%
Crocs, Inc., 4.25%, 03/15/2029(b)	10,000	8,179
Kontoor Brands, Inc., 4.13%, 11/15/2029(b)	20,000	17,141
Wolverine World Wide, Inc., 4.00%, 08/15/2029(b) .	20,000	16,307

		41,627

Investment Abbreviations:

REIT -Real Estate Investment Trust

	Principal Amount	Value
Thrifts & Mortgage Finance-0.49%
PennyMac Financial Services, Inc., 4.25%, 02/15/2029(b)	$20,000	$15,668
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.63%, 03/01/2029(b)	30,000	24,194

		39,862

Tobacco-0.42%
Vector Group Ltd., 5.75%, 02/01/2029(b)	40,000	34,739

Trading Companies & Distributors-0.61%
Beacon Roofing Supply, Inc., 4.13%, 05/15/2029(b)	20,000	16,779
BlueLinx Holdings, Inc., 6.00%, 11/15/2029(b)	20,000	16,973
Foundation Building Materials, Inc., 6.00%, 03/01/2029(b)	20,000	16,164

		49,916

Total U.S. Dollar Denominated Bonds & Notes (Cost $9,496,614)		8,024,720

	Shares
Money Market Funds-0.31%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $25,686)	25,686	25,686

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.39% (Cost $9,522,300)		8,050,406

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.37%
Invesco Private Government Fund, 2.29%(d)(e)(f)	54,169	54,169
Invesco Private Prime Fund, 2.37%(d)(e)(f)	139,279	139,293

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $193,449)		193,462

TOTAL INVESTMENTS IN SECURITIES-100.76% (Cost $9,715,749)		8,243,868
OTHER ASSETS LESS LIABILITIES-(0.76)%		(61,838)

NET ASSETS-100.00%		$8,182,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

189

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $7,082,869, which represented 86.57% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$1,223,865	$(1,198,179)	$-	$-	$25,686	$421

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	865,570	(811,401)	-	-	54,169	438	*

Invesco Private Prime Fund	-	1,511,589	(1,372,285)	13	(24)	139,293	1,213	*

Total	$-	$3,601,024	$(3,381,865)	$13	$(24)	$219,148	$2,072

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

190

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)

August 31, 2022

Schedule of Investments

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations-101.99%
Alabama-0.62%
Homewood (City of), AL Educational Building Authority (Samford University), Series 2013 A, RB(a)(b)	5.00%	12/01/2022	$500	$503,272

Arizona-0.04%
Arizona (State of) Water Infrastructure Finance Authority (Water Quality), Series 2012 A, Ref. RB(a)(b)	5.00%	10/01/2022	30	30,067

California-13.89%
California (State of), Series 2011, Ref. GO Bonds	5.25%	09/01/2022	570	570,000
California (State of), Series 2012, GO Bonds	4.00%	09/01/2022	650	650,000
California (State of), Series 2013, Ref. GO Bonds	5.00%	11/01/2022	50	50,233
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2022	100	100,465
California (State of), Series 2021, GO Bonds	4.00%	12/01/2022	2,500	2,510,998
California (State of), Series 2021, Ref. GO Bonds	5.00%	12/01/2022	200	201,399
California (State of) Department of Water Resources, Series 2013 AM, RB	5.00%	12/01/2022	160	161,139
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2022	500	503,560
California (State of) Public Works Board (Various Capital), Series 2012 G, Ref. RB(a)	5.00%	11/01/2030	135	135,626
California (State of) Public Works Board (Various Capital), Series 2012 G, Ref. RB(a)	5.00%	11/01/2037	155	155,719
California State University, Series 2012 A, RB(a)(b)	5.00%	11/01/2022	350	351,623
San Diego (County of), CA Regional Transportation Commission, Series 2021 A, Ref. RB	5.00%	10/01/2022	3,020	3,026,812
San Diego (County of), CA Water Authority, Series 2013, Ref. RB(a)(b)	5.00%	11/01/2022	2,745	2,757,731
Ventura (County of), CA Public Financing Authority, Series 2013 A, RB(a)(b)	4.00%	11/01/2022	60	60,175

				11,235,480

Colorado-3.40%
Colorado (State of), Series 2020 A, COP	5.00%	12/15/2022	100	100,776
Colorado (State of) Health Facilities Authority (Covenant Retirement Communities), Series 2012 A, Ref. RB(a)(b)	5.00%	12/01/2022	2,110	2,123,807
Denver City & County School District No. 1, Series 2021, GO Bonds	5.00%	12/01/2022	500	503,435
Regional Transportation District (Fastracks), Series 2012 A, RB(a)(b)	5.00%	11/01/2022	25	25,113

				2,753,131

District of Columbia-0.88%
District of Columbia, Series 2012 C, RB(a)(b)	5.00%	12/01/2022	115	115,767
District of Columbia, Series 2012 C, RB(a)(b)	5.00%	12/01/2022	150	151,000
District of Columbia, Series 2012 C, RB(a)(b)	5.00%	12/01/2022	440	442,935

				709,702

Florida-4.62%
Florida (State of) Municipal Power Agency (St. Lucie), Series 2012 A, RB(a)(b)	5.00%	10/01/2022	175	175,383
JEA Electric System, Series 2013 A, RB	5.00%	10/01/2022	100	100,217
JEA Water & Sewer System, Series 2017 A, Ref. RB	3.25%	10/01/2036	100	92,920
Miami-Dade (County of), FL, Series 2012 A, Ref. RB(a)(b)	5.00%	10/01/2022	500	501,116
Miami-Dade (County of), FL, Series 2012 B, Ref. RB(a)(b)	5.00%	10/01/2022	100	100,223
Miami-Dade (County of), FL Expressway Authority, Series 2013 A, RB	5.00%	07/01/2029	1,000	1,001,803
Orange (County of), FL Convention Center, Series 2010, Ref. RB	5.00%	10/01/2022	1,760	1,763,970

				3,735,632

Georgia-1.27%
Albany-Dougherty (County of), GA Hospital Authority, Series 2012, RB	4.00%	12/01/2042	25	23,433
Georgia (State of), Series 2012 C, Ref. GO Bonds	4.00%	09/01/2022	1,000	1,000,000

				1,023,433

Guam-1.90%
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB(a)(b)	5.00%	10/01/2022	535	536,084
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB(a)(b)	5.00%	10/01/2022	1,000	1,002,025

				1,538,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

191

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois-7.37%
Chicago (City of), IL, Series 2012, RB	5.00%	11/01/2042	$200	$200,366
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2015 D, Ref. GO Bonds	5.00%	12/01/2022	80	80,479
Cook (County of), IL, Series 2012 C, Ref. GO Bonds(a)(b)	5.00%	11/15/2022	15	15,082
Cook (County of), IL, Series 2012 C, Ref. GO Bonds(a)(b)	5.00%	11/15/2022	70	70,385
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2022	4,420	4,442,311
Cook (County of), IL Forest Preserve District, Series 2012 C, GO Bonds	5.00%	12/15/2037	50	50,041
Illinois (State of), Series 2012, Ref. GO Bonds	4.00%	08/01/2025	25	25,027
Illinois (State of), Series 2019 A, GO Bonds	5.00%	11/01/2022	75	75,263
Illinois (State of) Finance Authority (Centegra Health System), Series 2012, RB(a)(b)	5.00%	09/01/2022	1,000	1,000,000

				5,958,954

Indiana-0.14%
Indiana (State of) Finance Authority (Indiana University Health Obligated Group), Series 2016 A, Ref. RB	5.00%	12/01/2022	110	110,709

Maryland-0.60%
Maryland (State of) Department of Transportation (Second Issue), Series 2018, RB	5.00%	10/01/2022	315	315,711
Montgomery (County of), MD, Series 2014 A, GO Bonds	5.00%	11/01/2022	90	90,420
Montgomery (County of), MD, Series 2016 A, GO Bonds	5.00%	12/01/2022	80	80,562

				486,693

Massachusetts-5.23%
Massachusetts (Commonwealth of), Series 2016 H, GO Bonds	5.00%	12/01/2022	180	181,286
Massachusetts (Commonwealth of) (Green Bonds), Series 2014 E, GO Bonds	5.00%	09/01/2031	240	240,510
University of Massachusetts Building Authority, Series 2013 1, RB(a)(b)	5.00%	11/01/2022	2,500	2,511,344
University of Massachusetts Building Authority, Series 2015 2, Ref. RB	5.00%	11/01/2022	1,290	1,295,897

				4,229,037

Michigan-1.25%
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2017 A, Ref. RB(a)(b)	5.00%	12/01/2022	1,000	1,006,794

Minnesota-4.97%
Minneapolis (City of), MN, Series 2022, GO Bonds	5.00%	12/01/2022	3,000	3,019,162
Minnesota (State of), Series 2013 F, Ref. GO Bonds	5.00%	10/01/2022	1,000	1,002,247

				4,021,409

Nebraska-0.30%
Central Plains Energy Project, Series 2012, RB	5.00%	09/01/2042	240	240,000

New Jersey-0.56%
Essex (County of), NJ Improvement Authority, Series 2007, Ref. RB, (INS - AMBAC)(c)	5.25%	12/15/2022	115	115,944
New Jersey (State of) Transportation Trust Fund Authority, Series 2006 A, RB	5.25%	12/15/2022	135	136,120
New Jersey (State of) Transportation Trust Fund Authority, Series 2006 A, RB	5.50%	12/15/2022	200	201,801

				453,865

New York-22.18%
Long Island (City of), NY Power Authority, Series 2012 A, RB(a)(b)	5.00%	09/01/2022	135	135,000
Long Island (City of), NY Power Authority, Series 2012 A, RB(a)(b)	5.00%	09/01/2022	105	105,000
Long Island (City of), NY Power Authority, Series 2012 A, RB(a)(b)	5.00%	09/10/2022	160	160,097
Metropolitan Transportation Authority, Series 2012 A, Ref. RB	5.00%	11/15/2027	200	201,048
Metropolitan Transportation Authority, Series 2012 A, Ref. RB	5.00%	11/15/2031	3,250	3,267,163
Metropolitan Transportation Authority, Series 2012 D, Ref. RB	5.00%	11/15/2025	200	200,947
Metropolitan Transportation Authority, Series 2012 E, RB(a)(b)	5.00%	11/15/2022	2,500	2,513,840
Metropolitan Transportation Authority, Series 2012 E, RB	4.00%	11/15/2038	185	175,532
Metropolitan Transportation Authority, Series 2012 F, Ref. RB	5.00%	11/15/2025	250	251,184
Metropolitan Transportation Authority, Series 2014 A-2, RB	5.00%	11/15/2022	25	25,137
Metropolitan Transportation Authority, Subseries 2015 A-1, RB	5.00%	11/15/2022	100	100,547
New York & New Jersey (States of) Port Authority, One Hundred Seventy Fifth Series 2012, RB	4.00%	12/01/2026	500	501,717
New York & New Jersey (States of) Port Authority, Series 2022, Ref. RB	4.00%	12/01/2022	125	125,553
New York (City of), NY, Series 2012 B, GO Bonds	5.00%	08/01/2024	25	25,052
New York (City of), NY, Series 2016 B-1, GO Bonds	5.00%	12/01/2022	20	20,135
New York (City of), NY, Subseries 2012 A-1, GO Bonds(a)(b)	5.00%	10/01/2022	100	100,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

192

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
New York (City of), NY, Subseries 2012 A-1, GO Bonds(a)(b)	5.00%	10/01/2022	$2,000	$2,004,495
New York (City of), NY, Subseries 2012 A-1, GO Bonds	4.00%	10/01/2029	25	25,044
New York (City of), NY Transitional Finance Authority, Series 2002-21A, RB	5.00%	11/01/2022	1,000	1,004,654
New York (City of), NY Transitional Finance Authority, Series 2012 B, Ref. RB(a)(b)	5.00%	11/01/2022	1,140	1,145,097
New York (City of), NY Transitional Finance Authority, Series 2020 D, RB	5.00%	11/01/2022	500	502,327
New York (City of), NY Transitional Finance Authority, Subseries 2012 C-1, RB	5.00%	11/01/2025	100	100,447
New York (State of) Dormitory Authority, Series 2012 A, Ref. RB(a)(b)	5.00%	12/15/2022	1,940	1,955,096
New York (State of) Dormitory Authority, Series 2019 A, RB	5.00%	10/01/2022	130	130,284
New York (State of) Dormitory Authority, Series 2020 A, RB(a)	5.00%	10/01/2022	1,000	1,002,182
New York (State of) Dormitory Authority, Series 2020 A, Ref. RB	5.00%	09/15/2022	1,000	1,000,988
New York (State of) Power Authority, Series 2011 A, RB(a)	5.00%	11/15/2022	100	100,564
New York (State of) Utility Debt Securitization Authority, Series 2016 B, Ref. RB	5.00%	12/15/2024	100	100,756
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2022	100	100,564
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)	5.00%	10/15/2022	600	602,001
Triborough Bridge & Tunnel Authority, Series 2013 A, Ref. RB	5.00%	11/15/2022	250	251,288

				17,933,964

North Carolina-0.32%
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group), Series 2013, Ref. RB	4.00%	11/01/2046	100	96,523
North Carolina (State of) Medical Care Commission (Wakemed), Series 2012 A, Ref. RB(a)(b)	4.13%	10/01/2022	165	165,245

				261,768

North Dakota-1.85%
North Dakota (State of) Housing Finance Agency, Series 2017 H, VRD RB(d)	1.50%	07/01/2039	1,500	1,500,000

Oregon-0.24%
Oregon (State of) Department of Transportation, Series 2012 A, Ref. RB(a)(b)	5.00%	11/15/2022	195	196,092

Pennsylvania-10.71%
Lehigh (County of), PA (Lehigh Valley Health Network), Series 2012, RB	3.25%	07/01/2032	200	196,675
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (La Salle University), Series 2012, RB	5.00%	05/01/2037	400	385,868
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2012 A, RB(a)(b)	5.00%	12/01/2022	1,025	1,031,836
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2012 B, RB(a)(b)	5.00%	12/01/2022	105	105,713
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2012 B, RB(a)(b)	5.00%	12/01/2022	3,000	3,020,007
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2013 A, RB(a)(b)	5.00%	12/01/2022	2,500	2,516,986
Philadelphia (City of), PA, Series 2012, Ref. RB(a)(b)	5.00%	11/01/2022	400	401,775
Pittsburgh (City of), PA, Series 2012 B, Ref. RB(a)(b)	5.00%	09/01/2022	1,000	1,000,000

				8,658,860

Rhode Island-0.53%
Rhode Island Health & Educational Building Corp. (Brown University), Series 2012, RB	5.00%	09/01/2022	425	425,000

Tennessee-1.24%
Tennessee (State of) School Bond Authority, Series 2013 A, RB(a)(b)	5.00%	11/01/2022	1,000	1,004,521

Texas-5.27%
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2013 B, RB(a)(b)	5.00%	11/01/2022	200	200,871
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2013 B, RB(a)(b)	5.00%	11/01/2022	2,490	2,500,842
Dallas (City of), TX, Series 2012 A, Ref. RB(a)(b)	5.00%	10/01/2022	200	200,446
Harris (County of), TX, Series 2012 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2022	360	360,788
Houston (City of), TX, Series 2012 D, Ref. RB(a)(b)	4.00%	11/15/2022	170	170,572
Houston (City of), TX, Series 2012 D, Ref. RB(a)(b)	4.00%	11/15/2022	130	130,438
San Antonio Public Facilities Corp., Series 2012, Ref. RB	4.00%	09/15/2042	500	500,442
Texas (State of), Series 2014 A, Ref. GO Bonds	5.00%	10/01/2022	100	100,223
Texas Municipal Gas Acquisition & Supply Corp. III, Series 2021, Ref. RB	5.00%	12/15/2022	100	100,462

				4,265,084

Virginia-1.87%
University of Virginia, Series 2013, RB(a)(b)	5.00%	12/01/2022	1,500	1,510,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

193

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Washington-0.96%
Washington (State of), Series 2012 F, RB(a)(b)	5.00%	09/01/2022	$500	$500,000
Washington (State of) (Senior 520 Corridor Program), Series 2012 F, RB	5.00%	09/01/2022	150	150,000
Washington (State of) Health Care Facilities Authority (Providence Health & Services), Series 2012 A, RB	4.00%	10/01/2034	125	124,853

				774,853

Wisconsin-9.78%
Kaukauna (City of), WI, Series 2012 A, RB(a)(b)	5.00%	12/15/2022	2,985	3,008,056
Wisconsin (State of), Series 2014 3, Ref. GO Bonds(a)(b)	5.00%	11/01/2022	900	904,069
Wisconsin (State of) Housing & Economic Development Authority (Social Bonds), Series 2021 B, VRD RB(d)	1.49%	03/01/2041	4,000	4,000,000

				7,912,125

TOTAL INVESTMENTS IN SECURITIES(e)-101.99% (Cost $82,682,135)				82,478,745
OTHER ASSETS LESS LIABILITIES-(1.99%)				(1,611,889)

NET ASSETS-100.00%				$80,866,856

Investment Abbreviations:

AMBAC	-American Municipal Bond Assurance Corp.
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2022.

(e)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

194

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

August 31, 2022

Schedule of Investments

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations-98.59%
Alabama-1.80%
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 A, RB(a)	5.00%	09/01/2023	$100	$102,627
Alabama (State of) Public School & College Authority, Series 2014 B, Ref. RB	5.00%	01/01/2023	20	20,180
Jefferson (County of), AL, Series 2013 A, Revenue Wts., (INS - AGM)(b)	5.50%	10/01/2053	185	193,615
Jefferson (County of), AL, Series 2018 A, Ref. GO Wts	5.00%	04/01/2023	1,375	1,395,972

				1,712,394

Alaska-0.03%
Alaska (State of), Series 2013 B, GO Bonds	5.00%	08/01/2024	25	25,299

Arizona-0.61%
Arizona (State of), Series 2016, COP(a)	5.00%	10/01/2023	190	195,391
Arizona (State of) Transportation Board, Series 2014, Ref. RB	5.00%	07/01/2023	130	132,856
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2016, Ref. RB	5.00%	01/01/2023	120	121,070
Maricopa (County of), AZ Special Health Care District, Series 2018 C, GO Bonds	5.00%	07/01/2023	100	102,072
Pima (County of), AZ, Series 2016, Ref. RB(a)	5.00%	07/01/2023	25	25,556

				576,945

Arkansas-0.22%
Arkansas (State of), Series 2021, Ref. GO Bonds	5.00%	06/15/2023	170	173,610
Russellville (City of), AR, Series 2015, Ref. RB(a)(c)	4.00%	07/01/2023	40	40,479

				214,089

California-18.61%
ABAG Finance Authority for Nonprofit Corps. (Sharp Healthcare), Series 2014 A, RB	5.00%	08/01/2043	500	508,210
Alameda (County of), CA Joint Powers Authority (Multiple Capital Project), Series 2013 A, RB	5.25%	12/01/2025	65	67,196
Alameda (County of), CA Joint Powers Authority (Multiple Capital), Series 2013 A, RB	5.00%	12/01/2033	200	206,296
Anaheim (City of), CA Housing & Public Improvements Authority, Series 2017 B, Ref. RB(a)(c)	5.00%	04/01/2023	95	96,526
Bay Area Toll Authority (San Francisco Bay Area), Series 2013 S-4, RB(a)(c)	5.00%	04/01/2023	255	259,023
Bay Area Toll Authority (San Francisco Bay Area), Series 2013 S-4, RB(a)(c)	5.25%	04/01/2023	250	254,302
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 A, Ref. RB	5.00%	04/01/2023	35	35,546
California (State of), Series 2003, GO Bonds	5.25%	02/01/2023	30	30,380
California (State of), Series 2013, GO Bonds	5.00%	11/01/2029	1,000	1,031,528
California (State of), Series 2013, GO Bonds	5.00%	11/01/2043	105	107,882
California (State of), Series 2013, Ref. GO Bonds	3.00%	02/01/2025	100	100,258
California (State of), Series 2013, Ref. GO Bonds	5.00%	11/01/2027	90	92,911
California (State of), Series 2013, Ref. GO Bonds	5.00%	09/01/2031	1,600	1,641,387
California (State of), Series 2013, Ref. GO Bonds	5.00%	02/01/2032	100	101,067
California (State of), Series 2013, Ref. GO Bonds	5.00%	09/01/2033	55	56,351
California (State of), Series 2014, GO Bonds	4.00%	05/01/2023	155	156,766
California (State of), Series 2014, Ref. GO Bonds	5.00%	10/01/2023	80	82,348
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2025	100	103,471
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2027	150	155,206
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2030	50	51,654
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2023	100	102,499
California (State of), Series 2016, GO Bonds	5.00%	09/01/2023	105	107,853
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2023	125	128,396
California (State of), Series 2018, Ref. GO Bonds	5.00%	10/01/2029	135	137,146
California (State of), Series 2020, Ref. GO Bonds	5.00%	11/01/2023	110	113,468
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2023	500	517,166
California (State of) Educational Facilities Authority (Occidental College), Series 2013 A, RB(a)(c)	5.00%	10/01/2023	35	35,982
California (State of) Health Facilities Financing Authority (Adventist Health System), Series 2013 A, RB .	4.00%	03/01/2033	500	500,281
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2015, Ref. RB	5.00%	11/15/2023	445	458,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

195

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California-(continued)
California (State of) Health Facilities Financing Authority (St. Joseph Health System), Series 2013 A, RB(a)(c)	5.00%	07/01/2023	$10	$10,214
California (State of) Health Facilities Financing Authority (St. Joseph Health System), Series 2013 A, RB	5.00%	07/01/2026	40	40,752
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2018 A, RB	5.00%	11/15/2023	170	174,815
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2015 A, Ref. RB	5.00%	11/01/2041	550	561,466
California (State of) Infrastructure & Economic Development Bank (Segerstrom Center Arts), Series 2016 B, Ref. RB	5.00%	07/01/2023	45	45,914
California (State of) Public Works Board (Department of State Hospitals - Coalinga), Series 2013, RB	5.00%	06/01/2027	100	101,948
California (State of) Public Works Board (University of California - Davidson Library), Series 2013 C, RB(a)(c)	5.00%	03/01/2023	100	101,384
California (State of) Public Works Board (Various California State University), Series 2013 H, RB(a)(c)	5.00%	09/01/2023	100	102,697
California (State of) Public Works Board (Various Capital), Series 2013 I, RB	5.25%	11/01/2027	65	67,128
California (State of) Public Works Board (Various Capital), Series 2013 I, RB	5.00%	11/01/2038	190	195,082
California State University, Series 2013 A, RB(a)(c)	5.00%	11/01/2023	60	61,878
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2023	105	108,249
Coast Community College District, Series 2013 A, Ref. GO Bonds	5.00%	08/01/2023	35	35,849
Desert Community College District (Riverside & Imperial), Series 2018, GO Bonds(a)(c)	5.00%	08/01/2023	100	102,481
East Bay Municipal Utility District Water System Revenue, Series 2014 B, Ref. RB	5.00%	06/01/2023	145	147,890
East Side Union High School District (Election of 2016), Series 2021 C, GO Bonds	3.00%	08/01/2023	325	327,130
Grossmont-Cuyamaca Community College District, Series 2018, Ref. GO Bonds	5.00%	08/01/2023	125	128,032
Los Angeles (City of), CA Department of Water & Power, Series 2013 A, RB	5.00%	07/01/2027	30	30,266
Los Angeles (City of), CA Department of Water & Power, Series 2013 B, RB	5.00%	07/01/2029	565	577,413
Los Angeles (City of), CA Department of Water & Power, Series 2013 B, RB	5.00%	07/01/2032	375	382,864
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 B, Ref. RB	5.00%	07/01/2023	100	102,239
Los Angeles Community College District (Election of 2008), Series 2013 F, GO Bonds(a)(c)	4.00%	08/01/2023	50	50,777
Los Angeles Unified School District, Series 2014 B, Ref. GO Bonds	5.00%	07/01/2023	100	102,264
Los Angeles Unified School District, Series 2020 RYQ, GO Bonds	5.00%	07/01/2023	185	189,188
Los Angeles Unified School District (Election of 2008), Series 2016 A, GO Bonds	4.00%	07/01/2023	125	126,808
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2023	265	270,999
Metropolitan Water District of Southern California, Series 2017 A, Ref. RB	2.00%	07/01/2023	225	224,184
Municipal Improvement Corp. of Los Angeles, Series 2016 B, Ref. RB	5.00%	11/01/2023	30	30,921
Pajaro Valley Unified School District (Election of 2012), Series 2013 A, GO Bonds	4.25%	08/01/2047	500	500,058
Regents of the University of California Medical Center, Series 2013 J, RB	5.00%	05/15/2048	500	507,148
Sacramento City Unified School District (Measure H) (Election of 2020), Series 2022, GO Bonds, (INS - BAM)(b)	5.00%	08/01/2023	1,000	1,021,971
San Bernardino (County of), CA (Arrowhead), Series 2019 A, Ref. COP	5.00%	10/01/2023	80	82,183
San Bernardino Community College District, Series 2013 A, Ref. GO Bonds(a)(c)	4.00%	08/01/2023	100	101,554
San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds), Series 2019, RB	5.00%	11/15/2023	100	100,472
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 B, Ref. RB	5.00%	08/01/2023	30	30,733
San Diego (County of), CA Water Authority, Series 2015 A, Ref. RB	5.00%	05/01/2023	100	101,807
San Diego Community College District (Election of 2006), Series 2013, GO Bonds(a)(c)	5.00%	08/01/2023	80	81,985
San Diego Unified School District, Series 2014 R-3, Ref. GO Bonds	5.00%	07/01/2023	100	102,239
San Diego Unified School District (Election of 1998), Series 2004 D-1, Ref. GO Bonds, (INS - NATL)(b)	5.50%	07/01/2023	165	169,368
San Francisco (City & County of), CA, Series 2015, COP	4.00%	04/01/2045	95	92,125
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016 D, Ref. RB(a)	5.00%	05/01/2023	45	45,807
San Francisco (City of), CA Public Utilities Commission, Series 2015, Ref. RB	5.00%	11/01/2023	45	46,392
San Francisco Community College District, Series 2015, Ref. GO Bonds	5.00%	06/15/2023	100	102,045
San Jose (City of), CA Financing Authority (Civic Center), Series 2013 A, Ref. RB(a)(c)	5.00%	06/01/2023	100	102,008
San Jose (City of), CA Financing Authority (Civic Center), Series 2013 A, Ref. RB(a)(c)	5.00%	06/01/2023	500	510,041
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 B, Ref. RB	5.00%	08/01/2023	500	511,992
Tehachapi Valley Healthcare District, Series 2013, GO Bonds(a)(c)	5.00%	11/01/2023	100	102,896
Tuolumne Wind Project Authority, Series 2016 A, Ref. RB	5.00%	01/01/2023	110	110,893
University of California, Series 2013 AF, RB(a)	5.00%	05/15/2025	90	91,705
University of California, Series 2013 AF, RB(a)	5.00%	05/15/2026	80	81,515

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

196

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California-(continued)
University of California, Series 2013 AI, RB	5.00%	05/15/2033	$500	$508,940
University of California, Series 2013 AI, RB	5.00%	05/15/2038	525	533,759
University of California (Limited), Series 2015 I, Ref. RB	5.00%	05/15/2023	175	178,426
West Valley-Mission Community College District, Series 2022 B, GO Bonds	5.00%	08/01/2023	100	102,453
William S Hart Union High School District, Series 2013, GO Bonds	3.50%	08/01/2038	150	145,482

				17,706,335

Colorado-1.87%
Adams 12 Five Star Schools, Series 2012, Ref. GO Bonds	4.00%	12/15/2023	185	185,887
Arapahoe County School District No. 6 Littleton, Series 2013, GO Bonds	4.50%	12/01/2037	110	111,958
Board of Governors of Colorado State University System, Series 2013 E, RB(a)(c)	5.00%	03/01/2023	35	35,455
Colorado (State of), Series 2021 A, COP	5.00%	12/15/2023	575	594,145
Colorado (State of) Health Facilities Authority (Catholic Health Initiatives), Series 2013 A, RB(a)(c)	5.25%	01/01/2023	85	85,737
Colorado (State of) Health Facilities Authority (Catholic Health Initiatives), Series 2013 A, RB(a)(c)	5.25%	01/01/2023	95	95,823
Denver (City & County of), CO, Series 2013 B, RB	5.25%	11/15/2032	5	5,143
Denver (City & County of), CO, Series 2020 A2, Ref. RB	5.00%	11/15/2023	290	299,087
Denver City & County School District No. 1, Series 2005 A, Ref. GO Bonds, (INS - NATL)(b)	5.50%	12/01/2023	50	51,959
Regional Transportation District, Series 2013 A, Ref. COP	5.00%	06/01/2025	35	35,632
Regional Transportation District, Series 2014 A, COP(a)(c)	5.00%	06/01/2023	275	280,172

				1,780,998

Connecticut-2.13%
Connecticut (State of), Series 2012 A, RB	5.00%	01/01/2027	25	25,223
Connecticut (State of), Series 2013 A, GO Bonds	5.00%	10/15/2027	100	102,704
Connecticut (State of), Series 2013 A, RB	5.00%	10/01/2026	500	514,336
Connecticut (State of), Series 2013 E, GO Bonds	5.00%	08/15/2031	650	665,233
Connecticut (State of), Series 2014 A, RB	5.00%	09/01/2023	20	20,515
Connecticut (State of), Series 2014 E, GO Bonds	5.00%	09/01/2023	25	25,634
Connecticut (State of), Series 2016 A, GO Bonds	5.00%	03/15/2023	10	10,140
Connecticut (State of), Series 2018 F, Ref. GO Bonds	5.00%	09/15/2023	25	25,658
Connecticut (State of), Series 2020 A, GO Bonds	5.00%	01/15/2023	95	95,924
Connecticut (State of), Series 2022 D, Ref. GO Bonds	5.00%	09/15/2023	500	513,158
Connecticut (State of) Municipal Electric Energy Cooperative, Series 2013 A, RB(a)(c)	5.00%	01/01/2023	15	15,130
Connecticut (State of) Municipal Electric Energy Cooperative, Series 2013 A, RB	5.00%	01/01/2038	10	10,060

				2,023,715

District of Columbia-0.45%
District of Columbia, Series 2013 A, GO Bonds	5.00%	06/01/2026	50	50,978
District of Columbia, Series 2013 A, GO Bonds	5.00%	06/01/2027	105	107,045
District of Columbia, Series 2013 A, GO Bonds	5.00%	06/01/2028	20	20,384
District of Columbia (Association of American Medical Colleges), Series 2011 A, RB(a)(c)	4.00%	10/01/2023	105	106,832
District of Columbia Water & Sewer Authority, Series 2013 A, RB(a)(c)	5.00%	10/01/2023	140	143,896

				429,135

Florida-3.37%
Davie (Town of), FL (Nova Southeastern University), Series 2013 A, RB(a)(c)	6.00%	04/01/2023	1,000	1,020,981
Florida (State of), Series 2016 B, Ref. RB	5.00%	07/01/2023	50	51,115
Florida (State of), Series 2019 A, Ref. GO Bonds	5.00%	07/01/2023	195	199,235
Florida (State of) Department of Management Services, Series 2017 A, Ref. RB	5.00%	09/01/2023	70	71,853
Florida (State of) Department of Management Services, Series 2018 A, Ref. COP	5.00%	11/01/2023	65	66,935
Hillsborough (County of), FL Industrial Development Authority (Tampa General Hospital), Series 2013, Ref. RB	4.00%	10/01/2043	585	530,902
JEA Water & Sewer System, Series 2017 A, Ref. RB	5.00%	10/01/2023	500	513,862
Lee (County of), FL, Series 2013, RB	4.00%	10/01/2043	450	432,404
Miami (City of) & Dade (County of), FL School Board, Series 2013 A, COP(a)(c)	5.00%	05/01/2023	100	101,614
Miami-Dade (County of), FL, Series 2013 B, Ref. RB(a)(c)	4.13%	10/01/2023	45	45,844
Miami-Dade (County of), FL, Series 2013 B, Ref. RB(a)(c)	5.00%	10/01/2023	45	46,277
Orange (County of), FL Convention Center, Series 2010, Ref. RB	5.00%	10/01/2023	30	30,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

197

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Florida-(continued)
Orange (County of), FL Health Facilities Authority (Presbyterian Retirement Communities), Series 2016, Ref. RB(a)	5.00%	08/01/2047	$65	$67,932
Reedy Creek Improvement District, Series 2013 A, GO Bonds(a)(c)	5.25%	06/01/2023	25	25,535

				3,205,321

Georgia-1.33%
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2023	65	66,973
Clayton (County of), GA Water Authority, Series 2012, Ref. RB	5.00%	05/01/2023	25	25,054
Forsyth (County of), GA, Series 2019, GO Bonds	5.00%	09/01/2023	35	35,933
Forsyth County School District, Series 2013, Ref. GO Bonds	5.00%	02/01/2023	20	20,229
Georgia (State of), Series 2012 C, Ref. GO Bonds(a)(c)	5.00%	09/01/2022	120	120,000
Georgia (State of), Series 2013 C, Ref. GO Bonds(a)(c)	4.00%	10/01/2022	85	85,114
Georgia (State of), Series 2013 D, GO Bonds	5.00%	02/01/2026	90	90,981
Georgia (State of), Series 2019 A, GO Bonds	5.00%	07/01/2023	50	51,107
Gwinnett (County of), GA Development Authority (Public Schools), Series 2006, COP, (INS - NATL)(b)	5.25%	01/01/2023	250	252,493
Gwinnett County School District, Series 2010, Ref. GO Bonds	5.00%	02/01/2023	20	20,224
Private Colleges & Universities Authority (Emory University), Series 2013 A, RB	5.00%	10/01/2043	485	493,338

				1,261,446

Guam-0.12%
Guam (Territory of) Waterworks Authority, Series 2013, RB(a)(c)	5.50%	07/01/2023	110	112,830

Hawaii-0.91%
Hawaii (State of), Series 2016, Ref. GO Bonds	5.00%	10/01/2023	400	411,263
Hawaii (State of), Series 2018 FT, GO Bonds	5.00%	01/01/2023	450	454,058

				865,321

Illinois-3.50%
Chicago (City of), IL (O’Hare International Airport), Series 2013 B, Ref. RB	5.00%	01/01/2025	40	40,348
Chicago (City of), IL (O’Hare International Airport), Series 2013 B, Ref. RB	5.25%	01/01/2029	75	75,640
Chicago (City of), IL (O’Hare International Airport), Series 2013 D, RB	5.00%	01/01/2044	35	35,180
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2023	45	45,386
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2023	90	90,773
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2016 A, Ref. GO Bonds	5.00%	12/01/2023	50	51,622
Chicago (City of), IL Midway International Airport, Series 2013 B, Ref. RB	5.00%	01/01/2025	35	35,265
Cook (County of), IL, Series 2016 A, Ref. GO Bonds	5.00%	11/15/2023	20	20,569
Illinois (State of), Series 2012, Ref. GO Bonds	5.00%	08/01/2023	700	712,187
Illinois (State of), Series 2013, GO Bonds	5.25%	07/01/2028	250	255,000
Illinois (State of), Series 2013, GO Bonds	5.25%	07/01/2029	100	101,915
Illinois (State of), Series 2013, GO Bonds	5.25%	07/01/2030	465	473,991
Illinois (State of), Series 2013, RB	5.00%	06/15/2025	145	147,220
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2023	80	81,063
Illinois (State of), Series 2016, GO Bonds	5.00%	06/01/2023	30	30,441
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2023	175	178,712
Illinois (State of) Finance Authority, Series 2014 A, RB(a)(c)	5.25%	07/01/2023	500	511,214
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2016, RB	4.00%	01/01/2023	110	110,581
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	07/01/2023	10	10,209
Illinois (State of) Finance Authority (The University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2023	125	128,263
Illinois (State of) Toll Highway Authority, Series 2013 A, RB	5.00%	01/01/2029	25	25,209
Illinois (State of) Toll Highway Authority, Series 2013 A, RB	5.00%	01/01/2038	15	15,097
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, Series 2013, Ref. GO Bonds	5.25%	01/01/2032	50	50,332
McLean & Woodford Counties Community Unit School District No. 5, Series 2017 A, Ref. GO Bonds	4.00%	12/01/2023	55	55,834
Springfield (City of), IL, Series 2015, Ref. RB	5.00%	03/01/2023	45	45,549

				3,327,600

Indiana-0.65%
Indiana (State of) Finance Authority (Community Health Network), Series 2012 A, RB(a)(c)	5.00%	05/01/2023	50	50,857
Indiana (State of) Finance Authority (Indiana University Health Obligated Group), Series 2019, Ref. RB	5.00%	12/01/2023	150	154,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

198

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Indiana-(continued)
Lake Central Multi-District School Building Corp., Series 2012 B, RB(a)(c)	5.00%	01/15/2023	$35	$35,340
St. Joseph (County of), IN Hospital Authority (Beacon Health System Obligated Group), Series 2013 C, Ref. RB	4.00%	08/15/2044	400	377,281

				618,121

Iowa-0.15%
Iowa (State of), Series 2016 A, Ref. RB	5.00%	06/01/2023	30	30,569
Iowa (State of) Finance Authority (Green Bonds), Series 2015, Ref. RB	5.00%	08/01/2023	110	112,699

				143,268

Kansas-0.12%
Kansas (State of) Development Finance Authority, Series 2015 A, Ref. RB(a)(c)	5.00%	05/01/2023	80	81,398
Kansas (State of) Development Finance Authority, Series 2015 A, Ref. RB(a)(c)	5.00%	05/01/2023	30	30,524

				111,922

Kentucky-0.83%
Kentucky (State of) Asset Liability Commission, Series 2013 A, RB	5.25%	09/01/2023	40	41,065
Kentucky (State of) Asset Liability Commission, Series 2014 A, Ref. RB	5.00%	09/01/2023	40	40,967
Kentucky (State of) Property & Building Commission (No. 108), Series 2015 B, Ref. RB	5.00%	08/01/2023	130	132,963
Louisville (City of) & Jefferson (County of), KY Sewer District, Series 2013 A, RB	4.00%	05/15/2035	55	55,262
Louisville (City of) & Jefferson (County of), KY Sewer District, Series 2013 A, RB	4.00%	05/15/2036	500	501,976
Louisville (City of) & Jefferson (County of), KY Sewer District, Series 2013 C, RB(a)(c)	4.50%	05/15/2023	15	15,227

				787,460

Louisiana-1.02%
Louisiana (State of), Series 2013 A, GO Bonds(a)(c)	4.00%	05/15/2023	25	25,292
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority, Series 2013 A, RB(a)(c)	5.00%	02/01/2023	100	101,084
Louisiana (State of) Public Facilities Authority (CLECO Power LLC), Series 2008 B, RB	4.25%	12/01/2038	250	236,169
Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program), Series 2014, Ref. RB	5.00%	06/01/2023	125	127,295
Louisiana (State of) Stadium & Exposition District, Series 2013 A, Ref. RB	5.00%	07/01/2028	300	305,519
Louisiana State University & Agricultural & Mechanical College Board of Supervisors, Series 2013, RB(a)(c)	5.00%	07/01/2023	5	5,108
Terrebonne Levee & Conservation District, Series 2013, RB(a)(c)	5.00%	07/01/2023	165	168,364

				968,831

Maine-0.21%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group), Series 2013, RB(a)(c)	5.00%	07/01/2023	200	204,244

Maryland-3.70%
Maryland (State of), Series 2015 A, GO Bonds	2.75%	08/01/2025	500	500,370
Maryland (State of), Series 2015 B, Ref. GO Bonds	4.00%	08/01/2023	500	507,954
Maryland (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2023	1,000	1,024,810
Maryland (State of) Department of Transportation, Series 2015, RB	5.00%	02/15/2023	100	101,248
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	05/01/2023	150	152,541
Maryland (State of) Department of Transportation (Third Issue), Series 2015, RB	5.00%	12/15/2023	140	144,481
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Health System), Series 2013 C, RB(a)(c)	5.00%	05/15/2023	500	509,243
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health), Series 2013 B, RB	4.00%	08/15/2038	320	314,009
Montgomery (County of), MD, Series 2015 B, GO Bonds	5.00%	12/01/2023	110	113,666
Montgomery (County of), MD, Series 2019 A, GO Bonds	5.00%	11/01/2023	145	149,520

				3,517,842

Massachusetts-2.29%
Massachusetts (Commonwealth of), Series 2015 A, GO Bonds	5.00%	05/01/2023	300	305,441
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2023	130	132,932
Massachusetts (Commonwealth of), Series 2018 C, GO Bonds	5.00%	05/01/2029	50	50,865
Massachusetts (Commonwealth of), Series 2018 C, GO Bonds	5.00%	05/01/2032	100	101,683
Massachusetts (Commonwealth of), Series 2019 A, Ref. GO Bonds	5.00%	07/01/2023	25	25,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

199

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Massachusetts-(continued)
Massachusetts (Commonwealth of), Series 2019 C, Ref. GO Bonds	5.00%	05/01/2023	$1,000	$1,018,138
Massachusetts (Commonwealth of) Development Finance Agency (Olin College), Series 2013 E, RB	5.00%	11/01/2043	50	50,533
Massachusetts (State of) Bay Transportation Authority, Series 2005 A, RB	5.00%	07/01/2023	85	86,903
Massachusetts (State of) Bay Transportation Authority, Series 2007 A-1, Ref. RB	5.25%	07/01/2023	115	117,810
Massachusetts (State of) Clean Water Trust (The), Series 2014, Ref. RB	5.00%	08/01/2023	35	35,859
Massachusetts (State of) Development Finance Agency (Olin College), Series 2013 E, RB	5.00%	11/01/2038	200	202,557
Massachusetts (State of) Transportation Trust Fund, Series 2019 A, Ref. RB	5.00%	01/01/2023	55	55,439

				2,183,724

Michigan-0.93%
Livonia Public Schools, Series 2013 I, GO Bonds(a)(c)	5.00%	05/01/2023	105	106,765
Michigan (State of) (Environmental Program), Series 2016 A, GO Bonds	5.00%	12/01/2023	40	41,323
Michigan (State of) (Garvee), Series 2016, Ref. RB	5.00%	03/15/2023	175	177,482
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2023	215	218,488
Michigan (State of) Finance Authority, Series 2016 C-3, Ref. RB	5.00%	04/01/2023	40	40,612
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2015, Ref. RB(a)	5.00%	08/01/2023	200	204,742
Western Michigan University, Series 2013, Ref. RB(a)(c)	5.00%	11/15/2023	65	67,046
Western Michigan University, Series 2013, Ref. RB(a)(c)	5.25%	11/15/2023	25	25,861

				882,319

Minnesota-0.75%
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 B, Ref. RB	5.00%	01/01/2023	10	10,088
Minnesota (State of), Series 2013, Ref. GO Bonds	5.00%	10/01/2023	40	41,161
Minnesota (State of), Series 2014 A, GO Bonds	5.00%	08/01/2023	100	102,472
Minnesota (State of), Series 2020 A, GO Bonds	5.00%	08/01/2023	50	51,236
Minnesota (State of), Series 2020 D, Ref. GO Bonds	5.00%	08/01/2023	500	512,359

				717,316

Mississippi-1.13%
Mississippi (State of), Series 2013 B, GO Bonds(a)(c)	5.00%	12/01/2023	1,000	1,032,576
Mississippi (State of) Development Bank, Series 2013, Ref. RB	3.25%	03/01/2036	50	44,863

				1,077,439

Missouri-0.67%
Jackson (County of), MO (Truman Sports Complex), Series 2014, Ref. RB	5.00%	12/01/2023	35	35,940
Metropolitan St. Louis Sewer District, Series 2013 B, RB(a)(c)	5.00%	05/01/2023	225	229,006
Missouri (State of) Board of Public Buildings, Series 2020 B, Ref. RB	5.00%	10/01/2023	65	66,858
Missouri (State of) Health & Educational Facilities Authority (Coxhealth), Series 2013 A, RB	5.00%	11/15/2048	225	228,425
Springfield (City of), MO, Series 2015, Ref. RB	5.00%	08/01/2023	75	76,771

				637,000

Montana-0.26%
Forsyth (City of), MT (Puget Sound Energy), Series 2013 A, Ref. RB	3.90%	03/01/2031	250	250,948

Nebraska-0.03%
Omaha (City of), NE Public Power District, Series 2016 A, Ref. RB	5.00%	02/01/2023	25	25,275

Nevada-0.47%
Clark (County of), NV Department of Aviation, Series 2019 A, Ref. RB	5.00%	07/01/2023	200	204,111
Clark County School District, Series 2016 A, Ref. GO Bonds	5.00%	06/15/2023	50	51,003
Clark County School District, Series 2016 B, Ref. GO Bonds	5.00%	06/15/2023	60	61,203
Las Vegas Valley Water District, Series 2016 A, Ref. GO Bonds	5.00%	06/01/2023	75	76,472
Las Vegas Valley Water District, Series 2019 B, Ref. GO Bonds	5.00%	06/01/2023	30	30,589
Nevada (State of), Series 2015 D, Ref. GO Bonds	5.00%	04/01/2023	25	25,397

				448,775

New Jersey-3.89%
Essex (County of), NJ Improvement Authority, Series 2017, Ref. RB	2.00%	12/15/2023	35	34,803
New Jersey (State of), Series 2013, GO Bonds(a)(c)	4.00%	06/01/2023	265	268,075
New Jersey (State of), Series 2013, GO Bonds	3.00%	06/01/2025	100	99,971
New Jersey (State of) Economic Development Authority, Series 2013 NN, Ref. RB	5.00%	03/01/2023	125	126,506
New Jersey (State of) Economic Development Authority, Series 2013 NN, Ref. RB(a)(c)	5.00%	03/01/2023	70	70,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

200

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New Jersey-(continued)
New Jersey (State of) Economic Development Authority, Series 2013 NN, Ref. RB(a)(c)	5.00%	03/01/2023	$260	$263,378
New Jersey (State of) Economic Development Authority, Series 2013, Ref. RB(a)(c)	4.00%	03/01/2023	45	45,357
New Jersey (State of) Economic Development Authority, Series 2013, Ref. RB(a)(c)	5.00%	03/01/2023	225	227,924
New Jersey (State of) Economic Development Authority (Rutgers University), Series 2013, RB(a)(c)	5.00%	06/15/2023	150	152,908
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2016 B, Ref. RB	5.00%	07/01/2023	180	184,105
New Jersey (State of) Transportation Trust Fund Authority, Series 2005 B, RB, (INS - AMBAC)(b)	5.25%	12/15/2023	55	56,615
New Jersey (State of) Transportation Trust Fund Authority, Series 2006 A, RB	5.50%	12/15/2023	150	155,086
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 D, RB	5.00%	12/15/2023	315	323,707
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 D, RB	5.25%	12/15/2023	200	206,155
New Jersey (State of) Transportation Trust Fund Authority, Series 2013 AA, RB	5.00%	06/15/2023	50	50,865
New Jersey (State of) Transportation Trust Fund Authority, Series 2013 AA, RB	5.00%	06/15/2029	100	101,583
New Jersey (State of) Transportation Trust Fund Authority, Series 2013 AA, RB	5.00%	06/15/2036	500	506,164
New Jersey (State of) Turnpike Authority, Series 2012 B, RB(a)(c)	5.00%	01/01/2023	55	55,496
New Jersey (State of) Turnpike Authority, Series 2013 F, RB(a)(c)	5.00%	01/01/2023	400	403,608
Rutgers The State University of New Jersey, Series 2013 J, Ref. RB(a)(c)	4.00%	05/01/2023	50	50,553
Rutgers The State University of New Jersey, Series 2013 J, Ref. RB(a)(c)	5.00%	05/01/2023	150	152,671
Rutgers The State University of New Jersey, Series 2013 J, Ref. RB(a)(c)	5.00%	05/01/2023	30	30,534
Rutgers The State University of New Jersey, Series 2013 L, Ref. RB(a)(c)	5.00%	05/01/2023	30	30,534
Rutgers The State University of New Jersey, Series 2018 N, RB	4.00%	05/01/2023	100	101,079

				3,698,587

New Mexico-0.34%
Albuquerque (City of) & Bernalillo (County of), NM Water Utility Authority, Series 2015, Ref. RB	5.00%	07/01/2023	25	25,539
Albuquerque (City of), NM, Series 2014 A, Ref. RB(a)(c)	4.00%	07/01/2023	30	30,409
New Mexico (State of), Series 2017 B, Ref. GO Bonds	5.00%	03/01/2023	25	25,337
New Mexico (State of) Severance Tax Permanent Fund, Series 2015 A, RB	5.00%	07/01/2023	55	56,153
New Mexico (State of) Severance Tax Permanent Fund, Series 2016 B, Ref. RB	4.00%	07/01/2023	180	182,305

				319,743

New York-17.98%
Battery Park (City of), NY Authority, Series 2013 A, RB	5.00%	11/01/2025	400	412,331
Dutchess County Local Development Corp. (Vassar College), Series 2013 A, RB(a)(c)	4.13%	01/01/2023	500	503,063
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2013 A, RB	5.00%	05/01/2027	60	61,004
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2022, Ref. RB	5.00%	05/01/2023	150	152,601
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2023	25	25,301
Metropolitan Transportation Authority, Series 2012 A, Ref. RB	5.00%	11/15/2023	200	201,052
Metropolitan Transportation Authority, Series 2012 A-1, RB	5.00%	11/15/2040	485	488,119
Metropolitan Transportation Authority, Series 2013 B, RB	5.00%	11/15/2038	295	297,019
Metropolitan Transportation Authority, Series 2013 D, RB	4.75%	11/15/2039	200	201,709
Metropolitan Transportation Authority, Series 2013 E, RB(a)(c)	5.00%	11/15/2023	150	154,758
Metropolitan Transportation Authority, Series 2013 E, RB	5.00%	11/15/2033	500	507,269
Metropolitan Transportation Authority, Series 2013 E, RB	5.00%	11/15/2038	265	267,949
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2023	100	102,982
Metropolitan Transportation Authority (Green Bonds), Series 2016 A2, Ref. RB	5.00%	11/15/2023	155	159,622
Monroe County Industrial Development Corp. (University of Rochester), Series 2013 A, RB(a)(c)	5.00%	07/01/2023	20	20,444
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2056	460	468,307
Nassau (County of), NY, Series 2017 C, Ref. GO Bonds	5.00%	10/01/2023	40	41,070
New York & New Jersey (States of) Port Authority, Series 2013 179, RB	5.00%	12/01/2025	145	149,633
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2023	50	50,904
New York & New Jersey (States of) Port Authority, Series 2022, Ref. RB	4.00%	12/01/2023	100	102,086
New York (City of), NY, Series 2012 I, GO Bonds	5.00%	08/01/2023	100	100,213
New York (City of), NY, Series 2013 F-1, GO Bonds	3.50%	03/01/2038	180	168,050
New York (City of), NY, Series 2013 J, GO Bonds	5.00%	08/01/2023	400	409,667
New York (City of), NY, Series 2015 A, Ref. GO Bonds	5.00%	08/01/2023	225	230,438
New York (City of), NY, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2023	50	51,208
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2023	445	455,755
New York (City of), NY, Series 2017 A, Ref. GO Bonds	4.00%	08/01/2023	70	71,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

201

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
New York (City of), NY, Series 2017 C, Ref. GO Bonds	5.00%	08/01/2023	$95	$97,296
New York (City of), NY, Series 2020 C-1, Ref. GO Bonds	5.00%	08/01/2023	200	204,833
New York (City of), NY Municipal Water Finance Authority, Series 2013 CC, RB	5.00%	06/15/2047	500	508,375
New York (City of), NY Municipal Water Finance Authority, Series 2013 DD, RB	3.50%	06/15/2034	160	160,012
New York (City of), NY Municipal Water Finance Authority, Series 2017 CC-2, Ref. RB	5.00%	06/15/2025	200	206,633
New York (City of), NY Municipal Water Finance Authority, Series 2018 AA, Ref. RB(a)	5.00%	06/15/2023	125	127,640
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-2, RB	5.00%	06/15/2025	100	103,317
New York (City of), NY Municipal Water Finance Authority, Series 2019 DD, RB	5.00%	06/15/2025	100	103,317
New York (City of), NY Transitional Finance Authority, Series 2013 A-1, RB	4.25%	11/01/2033	75	75,895
New York (City of), NY Transitional Finance Authority, Series 2015 C, Ref. RB	5.00%	11/01/2023	275	283,477
New York (City of), NY Transitional Finance Authority, Series 2017 A-1, RB	5.00%	08/01/2023	200	204,980
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB	5.00%	11/01/2023	1,435	1,479,572
New York (City of), NY Transitional Finance Authority, Subseries 2013 F-1, RB	5.00%	02/01/2026	200	202,101
New York (City of), NY Transitional Finance Authority, Subseries 2014 B1, RB	5.00%	11/01/2023	150	154,624
New York (City of), NY Transitional Finance Authority, Subseries 2018 A-1, RB	5.00%	08/01/2023	105	107,615
New York (City of), NY Transitional Finance Authority, Subseries 2018 S-3, Ref. RB	5.00%	07/15/2023	100	102,330
New York (City of), NY Trust for Cultural Resources (Museum of Modern Arts (The)), Series 2016, Ref. RB(a)	4.00%	02/01/2023	60	60,435
New York (City of), NY Trust for Cultural Resources (Museum of Modern Arts (The)), Series 2016, Ref. RB	4.00%	02/01/2023	130	130,920
New York (State of) Dormitory Authority, Series 2005 A, RB, (CEP - Colorado Higher Education Intercept Program)	5.50%	05/15/2023	1,000	1,022,615
New York (State of) Dormitory Authority, Series 2013 A, RB(a)(c)	5.00%	02/15/2023	250	253,149
New York (State of) Dormitory Authority, Series 2013 A, RB(a)(c)	5.00%	07/01/2023	5	5,111
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2023	200	202,880
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB(a)	5.00%	03/15/2023	35	35,520
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2023	65	65,936
New York (State of) Dormitory Authority, Series 2015 B, Ref. RB	5.00%	07/01/2023	125	127,746
New York (State of) Dormitory Authority, Series 2015 E, Ref. RB(a)	5.00%	03/15/2023	130	131,931
New York (State of) Dormitory Authority, Series 2015 E, Ref. RB	3.25%	03/15/2035	350	333,321
New York (State of) Dormitory Authority, Series 2016 A, Ref. RB	4.00%	10/01/2023	25	25,455
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2023	55	55,792
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	5.00%	07/01/2023	45	45,989
New York (State of) Dormitory Authority, Series 2017 G, Ref. RB	5.00%	10/01/2023	235	241,540
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	10/01/2023	160	164,453
New York (State of) Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2033	30	30,960
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2013 A, RB	5.00%	06/15/2026	50	51,010
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2013 A, RB	5.00%	06/15/2027	100	102,021
New York State Urban Development Corp., Series 2013 A-1, RB	5.00%	03/15/2026	25	25,340
New York State Urban Development Corp., Series 2013 A-1, RB	5.00%	03/15/2029	45	45,583
New York State Urban Development Corp., Series 2013 A-1, RB	5.00%	03/15/2030	170	172,192
New York State Urban Development Corp., Series 2013 C, RB	5.00%	03/15/2026	200	202,718
New York State Urban Development Corp., Series 2013 C, RB	5.00%	03/15/2029	50	50,647
New York State Urban Development Corp., Series 2013 C, RB	5.00%	03/15/2031	40	40,516
New York State Urban Development Corp., Series 2013 E, RB	5.00%	03/15/2030	265	268,417
New York State Urban Development Corp., Series 2013 E, RB	5.00%	03/15/2031	200	202,590
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2023	35	35,508
New York State Urban Development Corp. (Bidding Group 1), Series 2021 A, Ref. RB	5.00%	03/15/2023	100	101,440
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)	4.00%	10/15/2023	125	127,327
Suffolk (County of), NY Water Authority, Series 2012 A, RB	3.75%	06/01/2036	250	249,982
Suffolk (County of), NY Water Authority, Series 2013, Ref. RB	3.00%	06/01/2028	10	10,036
Triborough Bridge & Tunnel Authority, Series 2013 A, Ref. RB	5.00%	11/15/2023	105	106,925
Triborough Bridge & Tunnel Authority, Series 2013 A, Ref. RB	5.00%	11/15/2024	525	533,574
Triborough Bridge & Tunnel Authority, Series 2013 A, Ref. RB	5.00%	11/15/2025	270	274,277
Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2027	105	108,483
Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2029	550	568,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

202

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2030	$75	$77,488
Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2031	165	170,366
Utility Debt Securitization Authority, Series 2013, RB	5.00%	12/15/2028	100	103,317
Utility Debt Securitization Authority, Series 2013, RB	5.00%	12/15/2041	360	370,135
Westchester County Local Development Corp. (Kendal on Hudson), Series 2013, Ref. RB(a)	5.00%	01/01/2028	200	200,598

				17,108,119

North Carolina-3.81%
Mecklenburg County Public Facilities Corp., Series 2017, Ref. RB	5.00%	02/01/2023	15	15,171
North Carolina (State of), Series 2013 C, Ref. GO Bonds	4.00%	05/01/2023	2,000	2,022,783
North Carolina (State of), Series 2014 C, Ref. RB	5.00%	05/01/2023	25	25,452
North Carolina (State of), Series 2016 A, Ref. GO Bonds	5.00%	06/01/2023	100	102,038
North Carolina (State of) (Garvee), Series 2017, Ref. RB	5.00%	03/01/2023	90	91,170
North Carolina (State of) Medical Care Commission (United Methodist Retirement), Series 2017 A, Ref. RB(a)(c)	5.00%	10/01/2023	1,000	1,057,076
North Carolina State University at Raleigh, Series 2013 A, RB(a)(c)	5.00%	10/01/2023	90	92,554
Wake (County of), NC Industrial Facilities & Pollution Control Financing Authority (Duke Energy), Series 2013, Ref. RB	4.00%	06/01/2041	225	215,955

				3,622,199

Ohio-3.12%
Cincinnati City School District, Series 2006, Ref. GO Bonds, (INS - NATL)(b)	5.25%	12/01/2023	10	10,354
Cleveland (City of), OH, Series 2015, RB(a)(c)	5.00%	10/01/2023	15	15,426
Cleveland Heights & University Heights City School District, Series 2014, GO Bonds(a)(c)	4.50%	06/01/2023	250	254,007
Columbus (City of), OH, Series 2013 1, Ref. GO Bonds(a)(c)	5.00%	07/01/2023	20	20,441
Columbus (City of), OH, Series 2013 1, Ref. GO Bonds(a)(c)	5.00%	07/01/2023	25	25,551
Columbus (City of), OH, Series 2017-1, Ref. GO Bonds	4.00%	04/01/2023	125	126,234
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2023	10	10,326
Montgomery (County of), OH (Catholic Health Initiatives), Series 2009, RB(a)(c)	5.25%	11/13/2023	375	384,968
Northeast Ohio Regional Sewer District, Series 2013, RB(a)(c)	5.00%	05/15/2023	50	50,924
Northwest Local School District, Series 2015, GO Bonds	4.00%	12/01/2050	500	476,293
Ohio (State of), Series 2012 C, Ref. GO Bonds	5.00%	08/01/2023	10	10,245
Ohio (State of), Series 2015 A, Ref. GO Bonds	5.00%	09/01/2023	25	25,664
Ohio (State of), Series 2016 A, Ref. GO Bonds	5.00%	09/01/2023	185	189,915
Ohio (State of), Series 2020 B, Ref. GO Bonds	5.00%	09/15/2023	900	924,805
Ohio (State of) (Garvee), Series 2016-1, RB	5.00%	12/15/2023	50	51,639
Ohio (State of) (Garvee), Series 2018-1, RB	5.00%	12/15/2023	115	118,770
Ohio (State of) Higher Educational Facility Commission (Case Western Reserve University), Series 2016, Ref. RB(a)	5.00%	12/01/2023	100	103,195
Ohio (State of) Turnpike & Infrastructure Commission, Series 2017 A, Ref. RB	5.00%	02/15/2023	150	151,824
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016, RB	5.00%	12/01/2023	20	20,669

				2,971,250

Oklahoma-0.20%
Cleveland (County of), OK Educational Facilities Authority (Moore Public Schools), Series 2016, RB	5.00%	06/01/2023	40	40,726
Oklahoma (County of), OK Independent School District No. 89, Series 2020 A, GO Bonds	2.50%	07/01/2023	25	25,028
Oklahoma (State of) Capitol Improvement Authority, Series 2014 A, Ref. RB	5.00%	07/01/2023	40	40,892
Oklahoma (State of) Municipal Power Authority, Series 2019 A, Ref. RB	5.00%	01/01/2023	40	40,337
Oklahoma (State of) Turnpike Authority, Series 2017 D, Ref. RB	4.00%	01/01/2023	45	45,257

				192,240

Oregon-0.23%
Oregon (State of) Department of Transportation, Series 2013 A, RB(a)(c)	5.00%	11/15/2023	75	77,361
Oregon (State of) Department of Transportation, Series 2017 A, RB	5.00%	11/15/2023	20	20,639
Oregon (State of) Lottery, Series 2015 C, Ref. RB	5.00%	04/01/2023	25	25,397
Portland (City of), OR, Series 2016 B, Ref. RB	5.00%	06/15/2023	95	97,002

				220,399

Pennsylvania-2.78%
Lehigh (County of), PA Authority, Series 2013 A, RB	5.00%	12/01/2043	195	200,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

203

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Pennsylvania-(continued)
Lehigh (County of), PA Authority, Series 2013 A, RB	5.13%	12/01/2047	$120	$123,448
Northampton (County of), PA General Purpose Authority (LaFayette College), Series 2013 A, Ref. RB(a)(c)	5.00%	11/01/2023	60	61,829
Pennsylvania (Commonwealth of), First Series 2013, GO Bonds(a)(c)	5.00%	04/01/2023	125	126,957
Pennsylvania (Commonwealth of), First Series 2013, GO Bonds(a)(c)	5.00%	04/01/2023	65	66,018
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2023	100	101,461
Pennsylvania (Commonwealth of), First Series 2015, Ref. GO Bonds	5.00%	08/15/2023	195	199,941
Pennsylvania (Commonwealth of), First Series 2016, Ref. GO Bonds	5.00%	09/15/2023	235	241,453
Pennsylvania (Commonwealth of), First Series 2017, Ref. GO Bonds	5.00%	01/01/2023	25	25,227
Pennsylvania (Commonwealth of), Second Series 2013, GO Bonds	5.00%	10/15/2023	30	30,887
Pennsylvania (Commonwealth of), Second Series 2016, Ref. GO Bonds	5.00%	01/15/2023	100	101,014
Pennsylvania (Commonwealth of), Series 2013, GO Bonds	5.00%	10/15/2027	25	25,681
Pennsylvania (Commonwealth of), Series 2019, Ref. GO Bonds	5.00%	07/15/2023	1,000	1,023,215
Philadelphia (City of), PA, Series 2019 A, Ref. GO Bonds	5.00%	08/01/2023	250	255,378
Westmoreland (County of), PA Municipal Authority, Series 2013, RB(a)(c)	5.00%	08/15/2023	10	10,252
Westmoreland (County of), PA Municipal Authority, Series 2013, RB(a)(c)	5.00%	08/15/2023	50	51,260

				2,644,570

South Carolina-1.18%
Charleston County School District, Series 2011 A, Ref. GO Bonds	5.00%	02/01/2023	125	126,428
Charleston Educational Excellence Finance Corp., Series 2013, Ref. RB	4.00%	12/01/2028	525	534,146
Charleston Educational Excellence Finance Corp. (Charleston County School), Series 2013, Ref. RB(a)(c)	5.00%	12/01/2023	45	46,438
Horry County School District, Series 2016, GO Bonds	5.00%	03/01/2023	70	70,920
South Carolina (State of) Public Service Authority, Series 2013 E, RB	5.00%	12/01/2048	180	181,474
South Carolina (State of) Public Service Authority, Series 2013 E, RB	5.50%	12/01/2053	20	20,381
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2013 A, RB	5.00%	12/01/2038	100	101,148
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2013 S, Ref. RB	5.13%	12/01/2043	30	30,344
South Carolina (State of) Transportation Infrastructure Bank, Series 2015 A, Ref. RB	5.00%	10/01/2023	15	15,424

				1,126,703

South Dakota-0.09%
South Dakota (State of) Building Authority, Series 2013 B, RB(a)(c)	5.00%	06/01/2023	35	35,698
South Dakota (State of) Building Authority, Series 2013 B, RB(a)(c)	5.00%	06/01/2023	50	50,996

				86,694

Tennessee-0.66%
Chattanooga (City of), TN Health Educational & Housing Facility Board (Catholic Health Initiatives), Series 2013 A, RB(a)(c)	5.25%	01/01/2023	25	25,229
Chattanooga (City of), TN Health Educational & Housing Facility Board (Catholic Health Initiatives), Series 2013 A, RB(a)(c)	5.25%	01/01/2023	205	206,880
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group), Series 2018 A, Ref. RB	5.00%	07/01/2033	100	100,738
Memphis (City of), TN, Series 2014 A, Ref. GO Bonds	5.00%	11/01/2023	25	25,759
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2013 A, GO Bonds(a)(c)	5.00%	01/01/2023	15	15,135
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2013 A, GO Bonds(a)(c)	5.00%	01/01/2023	60	60,541
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2013 A, GO Bonds(a)(c)	5.00%	01/01/2023	35	35,316
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2013, Ref. GO Bonds(a)(c)	5.00%	07/01/2023	25	25,551
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2017, GO Bonds	5.00%	07/01/2023	100	102,097
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board, Series 2013, RB(a)(c)	4.00%	07/01/2023	20	20,248
Tennessee (State of) School Bond Authority, Series 2014, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2023	15	15,447

				632,941

Texas-8.63%
Bexar (County of), TX, Series 2013 A, GO Bonds(a)(c)	4.00%	06/15/2023	25	25,325
Bexar (County of), TX, Series 2013 B, GO Bonds(a)(c)	5.00%	06/15/2023	400	408,385
Board of Regents of the University of Texas System, Series 2016 D, RB	5.00%	08/15/2023	200	205,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

204

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas-(continued)
Board of Regents of the University of Texas System, Series 2016 J, RB	5.00%	08/15/2023	$25	$25,633
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2013 F, Ref. RB	5.25%	11/01/2033	270	276,937
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 A, Ref. RB	5.00%	11/01/2023	65	66,882
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2023	20	20,236
Dallas (City of), TX, Series 2015 A, Ref. RB	5.00%	10/01/2023	125	128,587
Dallas (City of), TX Independent School District, Series 2014 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2023	25	25,633
Dallas (City of), TX Independent School District, Series 2021 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2023	1,000	1,007,910
El Paso (County of), TX Hospital District, Series 2013, GO Bonds	5.00%	08/15/2043	435	439,150
Grand Parkway Transportation Corp., Series 2013 B, RB(a)(c)	5.00%	10/01/2023	280	287,945
Guadalupe-Blanco River Authority (Western Canyon Regional Water Supply), Series 2013 A, Ref. RB(a)(c)	5.00%	04/15/2023	130	132,130
Hidalgo (County of), TX Regional Mobility Authority, Series 2013, Ref. RB(a)(c)	5.00%	12/01/2023	100	103,133
Houston (City of), TX, Series 2013 A, Ref. GO Bonds(a)(c)	5.00%	03/01/2023	55	55,742
Houston (City of), TX, Series 2014 A, Ref. GO Bonds	5.00%	03/01/2023	25	25,342
Houston (City of), TX, Series 2017 A, Ref. GO Bonds	5.00%	03/01/2023	185	187,533
Houston Community College System, Series 2013, GO Bonds(a)(c)	5.00%	02/15/2023	65	65,801
Houston Community College System, Series 2013, GO Bonds(a)(c)	5.00%	02/15/2023	135	136,663
Houston Community College System, Series 2013, GO Bonds(a)(c)	5.00%	02/15/2023	1,000	1,012,322
Lower Colorado River Authority, Series 2013, Ref. RB	5.00%	05/15/2039	500	506,309
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2019, Ref. RB	5.00%	05/15/2023	605	615,264
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2021, Ref. RB	5.00%	05/15/2023	130	132,205
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2026	70	70,615
North Texas Tollway Authority, Series 2017 B, Ref. RB	5.00%	01/01/2023	345	347,985
North Texas Tollway Authority, Series 2017 B, Ref. RB	5.00%	01/01/2025	50	50,473
Permanent University Fund - University of Texas System, Series 2007 B, Ref. RB	5.25%	07/01/2023	150	153,665
Red River Education Finance Corp. (Texas Christian University), Series 2013, RB(a)(c)	5.00%	03/15/2023	100	101,373
San Marcos Consolidated Independent School District, Series 2013, GO Bonds(a)(c)	5.00%	08/01/2023	90	92,134
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Health Care System), Series 2013 A, RB(a)(c)	4.00%	05/15/2023	25	25,284
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2013, RB(a)(c)	5.00%	10/01/2023	1,000	1,026,209
Tarrant County Cultural Education Facilities Finance Corp. (Scott & White Healthcare), Series 2013, RB(a)(c)	4.00%	08/15/2023	130	132,020
Tarrant County Cultural Education Facilities Finance Corp. (Scott & White Healthcare), Series 2013, RB(a)(c)	5.00%	08/15/2023	35	35,882
Texas (State of), Series 2018 A, Ref. GO Bonds	5.00%	10/01/2023	135	138,948
Texas (State of) (Water Financial Assistance), Subseries 2018 B3, Ref. GO Bonds	5.00%	08/01/2023	75	76,813
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	04/15/2023	30	30,503
Texas State University Board of Regents, Series 2017 A, Ref. RB	5.00%	03/15/2023	25	25,368
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2023	10	10,119

				8,207,526

Utah-0.37%
University of Utah (The), Series 2013 A, RB(a)(c)	5.00%	08/01/2023	300	307,250
Utah (County of), UT (IHC Health Services, Inc.), Series 2016, Ref. RB	5.00%	05/15/2023	45	45,833

				353,083

Virginia-0.83%
Chesapeake Bay Bridge & Tunnel District, Series 2019, RAN	5.00%	11/01/2023	100	102,304
Henry (County of), VA Industrial Development Authority, Series 2019, RB	2.00%	11/01/2023	100	99,242
Richmond (City of), VA, Series 2013 A, Ref. RB(a)(c)	5.00%	01/15/2023	300	303,026
Richmond (City of), VA, Series 2017 B, Ref. GO Bonds	5.00%	07/15/2023	35	35,825
Virginia (Commonwealth of) College Building Authority, Series 2012 A, Ref. RB(a)(c)	5.00%	09/01/2022	100	100,000
Virginia (State of) Public School Authority, Series 2012, Ref. RB	5.00%	08/01/2023	5	5,011
Virginia (State of) Public School Authority, Series 2015, Ref. RB	5.00%	08/01/2023	140	143,383

				788,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

205

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Washington-3.05%
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2023	$300	$306,416
Energy Northwest (Columbia Generating Station), Series 2021, Ref. RB	5.00%	07/01/2023	400	408,555
King (County of), WA, Series 2016 B, Ref. RB(a)(c)	5.00%	07/01/2023	15	15,331
King County School District No. 411 Issaquah, Series 2015, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2023	40	41,303
Seattle (City of), WA, Series 2015, Ref. RB	5.00%	05/01/2023	90	91,627
Tacoma (City of), WA, Series 2013 A, Ref. RB	4.00%	01/01/2042	475	465,695
Washington (State of), Series 2013 A, GO Bonds	5.00%	08/01/2027	25	25,627
Washington (State of), Series 2013 E, GO Bonds	4.00%	02/01/2043	500	492,608
Washington (State of), Series 2013 R, Ref. GO Bonds	5.00%	07/01/2025	775	792,803
Washington (State of), Series 2014 R, Ref. GO Bonds	5.00%	07/01/2023	60	61,343
Washington (State of) (Senior 520 Corridor Program), Series 2013 C, RB	5.00%	09/01/2023	200	204,834

				2,906,142

West Virginia-1.23%
West Virginia (State of) Commissioner of Highways (Surface Transportation), Series 2017 A, RB	5.00%	09/01/2023	145	148,867
West Virginia (State of) Hospital Finance Authority (United Health System Obligated Group), Series 2013 A, Ref. RB(a)(c)	5.50%	06/01/2023	1,000	1,023,234

				1,172,101

Wisconsin-2.04%
Milwaukee (City of), WI, Series 2018 N1, GO Bonds	5.00%	02/01/2023	500	505,503
Wisconsin (State of), Series 2013 1, Ref. GO Bonds	5.00%	05/01/2023	25	25,447
Wisconsin (State of), Series 2013, Ref. GO Bonds(a)	5.00%	05/01/2024	30	30,534
Wisconsin (State of), Series 2016 B, GO Bonds	4.00%	05/01/2023	40	40,453
Wisconsin (State of), Series 2018 A, GO Bonds(a)(c)	5.00%	05/01/2023	30	30,524
Wisconsin (State of), Series 2018 A, GO Bonds(a)	5.00%	05/01/2024	100	101,747
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group), Series 2013, RB(a)(c)	4.50%	11/15/2023	75	76,757
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group), Series 2013, RB	4.00%	08/15/2038	105	103,035
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Communities, Inc.), Series 2018 A, RB(a)(c)	5.00%	09/15/2023	1,000	1,024,677

				1,938,677

TOTAL INVESTMENTS IN SECURITIES(d)-98.59% (Cost $94,770,184)				93,805,677
OTHER ASSETS LESS LIABILITIES-1.41%				1,339,639

NET ASSETS-100.00%				$95,145,316

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RAN	-Revenue Anticipation Notes
RB	-Revenue Bonds
Ref.	-Refunding
Wts.	-Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

206

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

207

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

August 31, 2022

Schedule of Investments

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations-98.81%
Alabama-0.42%
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 A, RB(a)	5.00%	09/01/2024	$100	$105,108
Alabama (State of) Public School & College Authority, Series 2014 B, Ref. RB	5.00%	01/01/2024	45	46,554
Alabama (State of) Public School & College Authority, Series 2014 B, Ref. RB	5.00%	01/01/2026	100	104,700
Alabama (State of) Public School & College Authority, Series 2014 B, Ref. RB	5.00%	01/01/2027	30	31,416
Jefferson (County of), AL, Series 2018 A, Ref. GO Wts	5.00%	04/01/2024	100	103,979

				391,757

Alaska-1.11%
North Slope (Borough of), AK, Series 2020 A, GO Bonds	5.00%	06/30/2024	1,000	1,046,393

Arizona-2.45%
Arizona (State of) Department of Transportation State Highway Fund Revenue, Series 2015, Ref. RB	5.00%	07/01/2032	255	265,170
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital), Series 2014, Ref. RB	5.00%	12/01/2029	500	523,513
Arizona (State of) Transportation Board, Series 2018, RB	5.00%	07/01/2024	1,000	1,046,830
Chandler (City of), AZ, Series 2014, Ref. GO Bonds	5.00%	07/01/2024	150	157,162
Mesa (City of), AZ, Series 2014, Ref. RB	3.00%	07/01/2028	20	20,148
Mesa (City of), AZ, Series 2014, Ref. RB	3.25%	07/01/2029	145	146,388
Phoenix Civic Improvement Corp., Series 2014 B, Ref. RB	5.00%	07/01/2027	40	41,829
Phoenix Civic Improvement Corp., Series 2018 B, Ref. RB	5.00%	07/01/2024	100	104,683

				2,305,723

Arkansas-0.66%
Little Rock (City of), AR, Series 2014, RB	4.00%	07/01/2041	100	98,249
Pulaski (County of), AR Public Facilities Board, Series 2014, RB(a)(b)	5.00%	12/01/2024	500	527,478

				625,727

California-15.18%
Anaheim (City of), CA Public Financing Authority, Series 2014 A, Ref. RB(a)(b)	5.00%	05/01/2024	100	104,261
Anaheim Union High School District, Series 2015, GO Bonds	4.00%	08/01/2040	60	60,012
Bay Area Toll Authority, Series 2014 F, Ref. RB(a)(b)	5.00%	04/01/2024	50	52,045
Bay Area Toll Authority (San Francisco Bay Area), Series 2014 S-6, RB(a)(b)	5.00%	10/01/2024	50	52,656
California (State of), Series 2014, GO Bonds	5.00%	05/01/2024	560	584,609
California (State of), Series 2014, GO Bonds	5.00%	10/01/2024	100	105,395
California (State of), Series 2014, GO Bonds	5.00%	12/01/2024	225	232,809
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2024	500	517,354
California (State of), Series 2014, Ref. GO Bonds	5.00%	10/01/2031	85	89,356
California (State of), Series 2014, Ref. GO Bonds	5.00%	10/01/2033	260	272,566
California (State of), Series 2015 B, Ref. GO Bonds	5.00%	09/01/2024	125	131,610
California (State of), Series 2015, Ref. GO Bonds	5.00%	03/01/2024	100	103,916
California (State of), Series 2016, GO Bonds	5.00%	09/01/2024	75	78,966
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2024	85	89,316
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2024	40	42,241
California (State of), Series 2018, Ref. GO Bonds	5.00%	10/01/2024	100	105,395
California (State of), Series 2019, GO Bonds	4.00%	10/01/2024	125	129,211
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2024	35	36,482
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2033	735	762,623
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2036	500	518,318
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2037	500	518,239
California (State of), Series 2020, Ref. GO Bonds	5.00%	03/01/2024	25	26,005
California (State of), Series 2021, GO Bonds	5.00%	10/01/2024	610	642,911
California (State of) (Green Bonds), Series 2014, GO Bonds	5.00%	10/01/2028	100	105,333
California (State of) Department of Water Resources, Series 2014 AS, RB(a)(b)	5.00%	12/01/2024	100	105,947
California (State of) Department of Water Resources, Series 2014 AS, RB	5.00%	12/01/2024	35	37,097
California (State of) Department of Water Resources, Series 2014, RB(a)(b)	5.00%	12/01/2024	195	206,596
California (State of) Educational Facilities Authority (Pepperdine University), Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	40	42,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

208

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California-(continued)
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2015, Ref. RB	5.00%	11/15/2024	$120	$126,654
California (State of) Health Facilities Financing Authority (Providence Health & Services), Series 2014 A, RB	5.00%	10/01/2038	25	25,990
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2018 A, RB	5.00%	11/15/2024	85	89,246
California (State of) Infrastructure & Economic Development Bank (Clean Water Revolving Fund), Series 2017, RB	5.00%	10/01/2024	100	105,500
California (State of) Public Works Board, Series 2014 B, RB	5.00%	10/01/2039	70	73,137
California (State of) Public Works Board, Series 2017 B, Ref. RB	5.00%	10/01/2024	75	78,937
California (State of) Public Works Board (Coalinga State Hospital), Series 2013 E, RB	5.00%	06/01/2024	125	127,421
California (State of) Public Works Board (Various Correctional Facilities), Series 2014 A, RB	5.00%	09/01/2026	100	104,968
California (State of) Public Works Board (Various Correctional Facilities), Series 2014 A, RB	5.00%	09/01/2033	100	104,728
California (State of) Public Works Board (Various Correctional Facilities), Series 2014 A, RB	4.50%	09/01/2035	100	102,186
California (State of) Public Works Board (Various Correctional Facilities), Series 2014 A, RB	5.00%	09/01/2039	100	104,311
California (State of) Statewide Communities Development Authority, Series 2014, Ref. RB(a)(b)	5.00%	11/15/2024	340	359,684
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital), Series 2014 B, Ref. RB(a)(b)	4.00%	07/01/2024	100	103,011
California State University, Series 2014 A, Ref. RB(a)(b)	5.00%	11/01/2024	200	211,380
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2024	50	52,910
Foothill-Eastern Transportation Corridor Agency, Series 2014 A, Ref. RB(a)(b)	6.00%	01/15/2024	50	52,454
Foothill-Eastern Transportation Corridor Agency, Series 2014 A, Ref. RB(a)(b)	6.00%	01/15/2024	40	41,963
Fremont Union High School District, Series 2015, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	135	141,829
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS - AGM)(c)	5.00%	09/01/2044	100	102,146
Los Angeles (City of), CA Department of Water & Power, Series 2013 B, RB	5.00%	07/01/2024	30	30,669
Los Angeles (City of), CA Department of Water & Power, Series 2014 A, RB	5.00%	07/01/2044	235	244,372
Los Angeles (City of), CA Department of Water & Power, Series 2014 D, RB	5.00%	07/01/2033	200	208,816
Los Angeles (City of), CA Department of Water & Power, Series 2015 E, RB	5.00%	07/01/2044	200	207,831
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.00%	06/01/2024	5	5,228
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.00%	07/01/2024	40	41,910
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2039	200	208,314
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	4.00%	08/01/2024	25	25,799
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds	5.00%	08/01/2024	20	20,996
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	50	52,558
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	40	42,046
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	105	110,372
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	165	173,441
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	125	131,395
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	200	210,232
Los Angeles Community College District, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2024	5	5,249
Los Angeles Unified School District, Series 2014 C, Ref. GO Bonds	5.00%	07/01/2030	250	262,443
Los Angeles Unified School District, Series 2014 D, Ref. GO Bonds	5.00%	07/01/2024	25	26,226
Los Angeles Unified School District, Series 2017 A, Ref. GO Bonds	5.00%	07/01/2024	200	209,807
Metropolitan Water District of Southern California, Series 2017 B, Ref. RB	5.00%	08/01/2024	70	73,350
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2024	100	104,830
Natomas Unified School District, Series 2015, GO Bonds	4.00%	08/01/2040	100	98,348
Orange (County of), CA Transportation Authority (I-405 Improvement), Series 2021, RB	4.00%	10/15/2024	500	516,925
Orange (County of), CA Transportation Authority (I-405 Improvement), Series 2021, RB	5.00%	10/15/2024	500	527,780
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	5.00%	05/15/2024	15	15,669
San Bernardino (County of), CA (Captial Facilities), Series 1992 B, COP(a)	6.88%	08/01/2024	345	366,917
San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds), Series 2019, RB	5.00%	11/15/2024	180	185,488
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 B, Ref. RB	5.00%	08/01/2024	10	10,498
San Diego (County of), CA Regional Transportation Commission, Series 2014 A, RB(a)(b)	5.00%	04/01/2024	50	52,109
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016 D, Ref. RB	5.00%	05/01/2024	25	26,032
San Francisco (City of), CA Public Utilities Commission, Series 2015, Ref. RB	5.00%	11/01/2024	30	31,727
San Francisco Unified School District, Series 2015, GO Bonds	3.50%	06/15/2035	60	59,456
San Joaquin Delta Community College District (Election of 2004), Series 2014 C, GO Bonds(a)(b)	5.00%	08/01/2024	20	20,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

209

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California-(continued)
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 B, Ref. RB	5.00%	08/01/2024	$190	$198,918
San Marcos Unified School District (Election of 2010), Series 2014 C, GO Bonds(a)(b)	5.00%	02/15/2024	25	25,973
Silicon Valley Clean Water, Series 2019 A, RB	3.00%	03/01/2024	140	140,818
Silicon Valley Clean Water (WIFIA Rescue), Series 2021 A, RN	0.25%	03/01/2024	90	87,167
Southern California Public Power Authority (Apex Power), Series 2014 A, RB	5.00%	07/01/2037	200	207,722
Southern California Public Power Authority (Green Bonds), Series 2020, Ref. RB	5.00%	04/01/2024	255	264,279
Southern California Public Power Authority (Windy Point/Windy Flast), Series 2020, Ref. RB	5.00%	07/01/2030	205	211,126
Tuolumne Wind Project Authority, Series 2016 A, Ref. RB	5.00%	01/01/2024	55	56,936
Twin Rivers Unified School District, Series 2014 A, GO Bonds(a)(b)	5.00%	02/01/2024	5	5,182
University of California, Series 2013 AF, RB(a)	5.00%	05/15/2024	110	112,099
University of California, Series 2014 AM, RB	5.00%	05/15/2027	35	36,572
Washington Township Health Care District (Election of 2004), Series 2013 B, GO Bonds	5.00%	08/01/2043	250	256,421
Washington Township Health Care District (Election of 2012), Series 2013 A, GO Bonds	5.00%	08/01/2043	500	512,843

				14,285,966

Colorado-2.30%
Adams 12 Five Star Schools, Series 2014 B, Ref. GO Bonds	5.00%	12/15/2026	35	36,995
Colorado (State of), Series 2013, COP(a)(b)	5.00%	03/15/2024	470	488,726
Colorado (State of), Series 2018 A, COP	5.00%	12/15/2024	40	42,180
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2013 A, RB(a)(b)	5.00%	01/01/2024	1,150	1,188,341
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	5.00%	01/01/2024	140	144,593
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	11/15/2024	25	26,359
Denver City & County School District No. 1, Series 2014 B, Ref. GO Bonds	5.00%	12/01/2024	45	47,615
Denver City & County School District No. 1, Series 2014 B, Ref. GO Bonds	5.00%	12/01/2027	25	26,391
Douglas County School District No. Re-1 Douglas & Elbert Counties, Series 2019, GO Bonds	5.00%	12/15/2024	20	21,159
Regional Transportation District, Series 2013 A, Ref. COP	5.00%	06/01/2024	110	112,237
University of Colorado, Series 2017 A-2, Ref. RB	3.25%	06/01/2037	35	31,583

				2,166,179

Connecticut-2.64%
Connecticut (State of), Series 2014 A, GO Bonds	5.00%	03/01/2026	500	518,098
Connecticut (State of), Series 2014 A, GO Bonds	5.00%	03/01/2027	100	103,590
Connecticut (State of), Series 2014 A, RB	5.00%	09/01/2026	75	78,592
Connecticut (State of), Series 2017 A, GO Bonds	5.00%	04/15/2024	90	93,577
Connecticut (State of) (Green Bonds), Series 2014 G, GO Bonds	5.00%	11/15/2028	100	105,131
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare), Series 2014 E, RB	5.00%	07/01/2042	500	510,023
Connecticut (State of) Health & Educational Facilities Authority (Yale New Haven Health), Series 2014 E, RB	5.00%	07/01/2024	200	208,195
Hartford (County of), CT Metropolitan District (Green Bonds), Series 2014 A, RB(a)(b)	5.00%	11/01/2024	725	764,992
University of Connecticut, Series 2017 A, RB	5.00%	01/15/2024	100	103,538

				2,485,736

District of Columbia-0.44%
District of Columbia, Series 2014 A, Ref. RB	5.00%	12/01/2024	35	36,963
District of Columbia, Series 2014 C, GO Bonds	5.00%	06/01/2031	20	20,784
District of Columbia, Series 2014 C, GO Bonds	5.00%	06/01/2032	35	36,299
District of Columbia, Series 2018 B, Ref. GO Bonds	5.00%	06/01/2024	225	235,120
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2024	40	42,197
District of Columbia, Series 2019 C, Ref. RB	5.00%	10/01/2024	25	26,297
District of Columbia (Georgetown University), Series 2017, Ref. RB(a)	5.00%	04/01/2024	15	15,578

				413,238

Florida-5.05%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics), Series 2014 A, RB	4.00%	12/01/2044	145	136,498
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics), Series 2014 A, RB	5.00%	12/01/2044	1,000	1,025,638
Florida (State of), Series 2017 A, Ref. RB	5.00%	07/01/2024	100	104,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

210

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Florida-(continued)
Florida (State of) (Capital Outlay), Series 2015 A, Ref. GO Bonds	5.00%	06/01/2026	$165	$172,046
Florida (State of) Department of Environmental Protection (FL Forever), Series 2016 A, Ref. RB	5.00%	07/01/2024	65	68,032
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2015 A, RB	5.00%	10/01/2044	500	511,012
Jacksonville (City of), FL, Series 2022 A, Ref. RB	5.00%	10/01/2024	1,000	1,052,492
Jacksonville (City of), FL (Brooks Rehabilitation), Series 2015, RB	4.00%	11/01/2040	155	145,612
Miami (City of) & Dade (County of), FL School Board, Series 2014 D, Ref. COP	5.00%	11/01/2028	25	26,067
Miami (City of) & Dade (County of), FL School Board, Series 2014 D, Ref. COP	5.00%	11/01/2030	30	31,171
Miami (City of) & Dade (County of), FL School Board, Series 2015 B, Ref. COP	5.00%	05/01/2024	100	104,111
Miami Beach (City of), FL Redevelopment Agency (City Center), Series 2015, Ref. RB, (INS - AGM)(c)	5.00%	02/01/2040	100	102,803
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	5.00%	07/01/2028	90	93,786
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	5.00%	07/01/2029	110	114,487
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	4.00%	07/01/2034	25	25,414
Miami-Dade (County of), FL Expressway Authority, Series 2014 A, RB	5.00%	07/01/2039	500	511,922
Orlando (City of), FL Utilities Commission, Series 2013 A, Ref. RB	5.00%	10/01/2024	120	126,349
Pasco (County of), FL, Series 2014 B, RB	4.00%	10/01/2044	100	96,414
School District of Broward County, Series 2017 C, Ref. COP	5.00%	07/01/2024	105	109,437
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2024	185	194,711

				4,752,758

Georgia-1.16%
Atlanta (City of), GA, Series 2014 A, Ref. RB	5.00%	01/01/2026	150	154,893
Atlanta (City of), GA, Series 2014 A, Ref. RB	5.00%	01/01/2028	50	51,643
Atlanta (City of), GA, Series 2014 A, Ref. RB	5.00%	01/01/2030	100	103,142
Atlanta (City of), GA, Series 2015, GO Bonds(a)(b)	4.75%	12/01/2024	270	283,917
Atlanta (City of), GA, Series 2015, GO Bonds(a)(b)	5.00%	12/01/2024	50	52,883
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2024	100	105,560
Forsyth (County of), GA, Series 2019, GO Bonds	5.00%	09/01/2024	20	21,038
Georgia (State of), Series 2014 A-2, GO Bonds	5.00%	02/01/2027	20	20,735
Georgia (State of), Series 2016 A-1, GO Bonds	5.00%	02/01/2024	10	10,373
Georgia (State of), Series 2016 C-1, Ref. GO Bonds	5.00%	01/01/2024	25	25,880
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	01/01/2024	25	25,880
Georgia (State of), Series 2019 A, GO Bonds	5.00%	07/01/2024	100	104,793
Georgia (State of), Series 2020 A, GO Bonds	5.00%	08/01/2024	10	10,500
Private Colleges & Universities Authority (Emory University), Series 2016 B, Ref. RB	3.00%	10/01/2043	155	119,186

				1,090,423

Hawaii-0.29%
Hawaii (State of), Series 2015 EZ, Ref. GO Bonds	5.00%	10/01/2024	100	105,229
Hawaii (State of), Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2024	75	78,921
Hawaii (State of), Series 2016, GO Bonds	5.00%	10/01/2024	50	52,614
Hawaii (State of), Series 2018 FT, GO Bonds	5.00%	01/01/2024	40	41,398

				278,162

Illinois-5.85%
Chicago (City of), IL, Series 2008 C, Ref. RB	5.00%	01/01/2024	250	256,775
Chicago (City of), IL, Series 2014 A, Ref. GO Bonds	5.00%	01/01/2034	100	101,533
Chicago (City of), IL, Series 2014, RB	5.00%	11/01/2044	1,000	1,016,198
Chicago (City of), IL, Series 2016 C, Ref. GO Bonds	5.00%	01/01/2024	25	25,659
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2024	150	154,941
Chicago (City of), IL (O’Hare International Airport), Series 2017 E, RB	5.00%	01/01/2024	60	61,976
Chicago (City of), IL Metropolitan Water Reclamation District (Green Bonds), Series 2015 C, GO Bonds	5.00%	12/01/2027	30	31,710
Chicago (City of), IL Metropolitan Water Reclamation District (Green Bonds), Series 2015 C, GO Bonds	5.00%	12/01/2028	145	152,286
Chicago (City of), IL Midway International Airport, Series 2014 B, Ref. RB	5.00%	01/01/2027	150	154,158
Chicago (City of), IL Park District, Series 2013 A, GO Bonds(a)(b)	5.75%	01/01/2024	100	104,377
Chicago (City of), IL Transit Authority, Series 2014, RB	5.25%	12/01/2049	360	372,987
Du Page & Will Counties Community School District No. 204 Indian Prairie, Series 2017, Ref. GO Bonds	4.00%	12/30/2024	85	87,766
Illinois (State of), Series 2013, RB	5.00%	06/15/2024	145	147,241
Illinois (State of), Series 2014, GO Bonds	5.00%	02/01/2024	200	205,002
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2024	50	51,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

211

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois-(continued)
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2027	$10	$10,305
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2028	10	10,283
Illinois (State of), Series 2014, GO Bonds	5.25%	02/01/2029	210	215,384
Illinois (State of), Series 2014, GO Bonds	5.25%	02/01/2030	100	102,472
Illinois (State of), Series 2014, GO Bonds, (INS - AGM)(c)	4.25%	05/01/2034	20	20,050
Illinois (State of), Series 2016, Ref. GO Bonds	5.00%	02/01/2024	20	20,500
Illinois (State of), Series 2018 A, GO Bonds	4.00%	05/01/2024	150	151,873
Illinois (State of) Finance Authority (Advocate Health Care Network), Series 2014, Ref. RB(a)(b)	5.00%	08/01/2024	25	26,178
Illinois (State of) Finance Authority (Advocate Health Care Network), Series 2014, Ref. RB(a)(b)	5.00%	08/01/2024	30	31,414
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2016, RB	5.00%	01/01/2024	150	155,121
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2016, RB	5.00%	07/01/2024	10	10,463
Illinois (State of) Finance Authority (The University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2024	120	126,224
Illinois (State of) Finance Authority (The University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2026	35	36,663
Illinois (State of) Finance Authority (The University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2029	40	41,817
Illinois (State of) Toll Highway Authority, Series 2014 D, Ref. RB	5.00%	01/01/2024	200	206,641
Regional Transportation Authority, Series 2017 A, Ref. RB	5.00%	07/01/2024	230	240,096
Sales Tax Securitization Corp., Series 2018 C, Ref. RB	5.00%	01/01/2024	60	61,793
Sales Tax Securitization Corp., Series 2021 A, Ref. RB	5.00%	01/01/2024	500	514,941
Springfield (City of), IL, Series 2015, Ref. RB	5.00%	03/01/2024	60	62,027
University of Illinois, Series 2014 A, RB	5.00%	04/01/2044	500	507,972
Winnebago & Boone Counties School District No. 205 Rockford, Series 2015 B, GO Bonds	4.00%	02/01/2035	25	25,133

				5,501,387

Indiana-1.26%
Indiana (State of) Finance Authority, Series 2015, RB	5.00%	10/01/2040	915	946,425
Indiana (State of) Finance Authority, Series 2016 C, Ref. RB	5.00%	12/01/2024	10	10,567
Indiana (State of) Finance Authority (CWA Authority), Series 2014 A, RB	5.00%	10/01/2039	25	25,879
Indiana (State of) Finance Authority (Green Bonds), Series 2015 B, Ref. RB	5.00%	02/01/2024	20	20,747
Indiana (State of) Finance Authority (Green Bonds), Series 2021 B, Ref. RB	5.00%	02/01/2024	100	103,734
Indiana (State of) Finance Authority (Indiana University Health Obligated Group), Series 2016 A, Ref. RB	5.00%	12/01/2024	25	26,368
Indiana (State of) Finance Authority (Indianapolis Power & Light Co.), Series 2016 A, Ref. RB	3.13%	12/01/2024	50	50,159

				1,183,879

Iowa-0.06%
Iowa (State of), Series 2016 A, Ref. RB	5.00%	06/01/2024	55	57,416

Kansas-0.14%
Johnson (County of), KS Public Building Commission (Courthouse & Medical Examiners), Series 2018 A, RB	5.00%	09/01/2024	45	47,227
Kansas (State of) Department of Transportation, Series 2015 A, Ref. RB	3.00%	09/01/2024	25	25,155
Kansas (State of) Department of Transportation, Series 2015 A, Ref. RB	5.00%	09/01/2024	55	57,776

				130,158

Kentucky-0.19%
Louisville (City of) & Jefferson (County of), KY Sewer District, Series 2017 B, Ref. RB	5.00%	05/15/2024	150	156,686
Louisville (City of) and Jefferson (County of), KY Metropolitan Sewer District, Series 2014 A, RB	4.00%	05/15/2045	25	23,989

				180,675

Louisiana-0.82%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority, Series 2014, RB(a)(b)	5.00%	02/01/2024	70	72,574
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (LCTCS ACT 360), Series 2014, RB(a)(b)	5.00%	10/01/2024	125	131,510
Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program), Series 2014, Ref. RB	5.00%	06/01/2024	5	5,215
Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program), Series 2014, Ref. RB(a)(b)	5.00%	06/01/2024	290	302,536
New Orleans (City of), LA, Series 2014, Ref. RB(a)(b)	5.00%	06/01/2024	150	156,484
New Orleans (City of), LA, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	15	15,858

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

212

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Louisiana-(continued)
New Orleans (City of), LA, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	$30	$31,716
Shreveport (City of), LA, Series 2014 B, RB	4.00%	12/01/2038	55	55,207

				771,100

Maine-0.25%
Maine (State of) Health & Higher Educational Facilities Authority (Mainhealth), Series 2015, RB(a)(b)	4.00%	07/01/2024	210	215,638
Maine (State of) Municipal Bond Bank, Series 2015 A, Ref. RB	5.00%	09/01/2024	20	20,974

				236,612

Maryland-5.12%
Baltimore (City of), MD (Wastewater), Series 2013 C, RB(a)(b)	5.00%	01/01/2024	80	82,774
Baltimore (City of), MD (Water), Series 2013 A, RB(a)(b)	5.00%	01/01/2024	45	46,560
Howard (County of), MD, Series 2017 B, Ref. GO Bonds	5.00%	02/15/2024	100	103,833
Maryland (State of), First Series 2016, GO Bonds	4.00%	06/01/2027	120	123,360
Maryland (State of), First Series 2016, GO Bonds	4.00%	06/01/2030	25	25,628
Maryland (State of), Second Series 2018 B, GO Bonds	5.00%	08/01/2024	1,030	1,081,505
Maryland (State of), Series 2016, GO Bonds	4.00%	06/01/2029	300	307,899
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2024	20	20,812
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2024	10	10,500
Maryland (State of), Series 2017 B, Ref. GO Bonds	5.00%	08/01/2024	1,630	1,711,508
Maryland (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	65	68,225
Maryland (State of), Series 2018 A, GO Bonds	5.00%	03/15/2024	35	36,421
Maryland (State of), Series 2020 C, Ref. GO Bonds	5.00%	08/01/2024	50	52,500
Maryland (State of) Department of Transportation, Series 2016, RB	4.00%	11/01/2027	525	543,338
Maryland (State of) Department of Transportation, Series 2016, RB	4.00%	11/01/2029	100	103,400
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	09/01/2024	45	47,334
Maryland (State of) Health & Higher Educational Facilities Authority (Loyola University), Series 2014, Ref. RB	5.00%	10/01/2045	100	102,358
Montgomery (County of), MD, Series 2014 A, GO Bonds(a)(b)	5.00%	11/01/2024	40	42,206
Montgomery (County of), MD, Series 2014 A, GO Bonds(a)(b)	5.00%	11/01/2024	180	189,929
Montgomery (County of), MD, Series 2014 A, GO Bonds(a)(b)	5.00%	11/01/2024	100	105,516
Montgomery (County of), MD, Series 2014 B, Ref. GO Bonds	5.00%	11/01/2024	10	10,560

				4,816,166

Massachusetts-3.25%
Massachusetts (Commonwealth of), Series 2014 C, Ref. GO Bonds	5.00%	08/01/2024	200	209,963
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	4.00%	03/01/2041	30	29,558
Massachusetts (Commonwealth of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2024	45	47,149
Massachusetts (Commonwealth of), Series 2017 E, Ref. GO Bonds	5.00%	11/01/2024	175	184,577
Massachusetts (Commonwealth of), Series 2019 G, GO Bonds	5.00%	09/01/2031	320	334,356
Massachusetts (Commonwealth of), Series 2021 B, Ref. GO Bonds	5.00%	11/01/2024	500	527,364
Massachusetts (Commonwealth of) (Accelerated Bridge Program), Series 2014 A, RB	5.00%	06/01/2044	500	515,184
Massachusetts (Commonwealth of) Development Finance Agency (Baystate Medical Center), Series 2014 N, RB	5.00%	07/01/2044	500	512,928
Massachusetts (Commonwealth of) Federal Highway (Garvee), Series 2014 A, RB	5.00%	06/15/2024	25	26,166
Massachusetts (State of) Bay Transportation Authority, Series 2005 A, RB	5.00%	07/01/2024	10	10,468
Massachusetts (State of) Clean Water Trust (The), Series 2006, Ref. RB	5.00%	08/01/2024	100	104,981
Massachusetts (State of) College Building Authority (Green Bonds), Series 2014 B, RB(a)(b)	5.00%	05/01/2024	285	297,286
Massachusetts (State of) Development Finance Agency (Children’s Hospital), Series 2014 P, RB(a)(b)	5.00%	10/01/2024	20	21,046
Massachusetts (State of) School Building Authority, Series 2018 A, RB(a)(b)	5.00%	02/15/2024	200	207,583
Massachusetts (State of) Water Resources Authority (Green Bonds), Series 2017 C, Ref. RB	5.00%	08/01/2024	25	26,236

				3,054,845

Michigan-2.16%
Michigan (State of) (Garvee), Series 2016, Ref. RB	5.00%	03/15/2024	135	140,250
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2024	225	234,198
Michigan (State of) Finance Authority, Series 2014 H-1, Ref. RB	5.00%	10/01/2039	500	514,833
Michigan (State of) Finance Authority, Series 2016 C-3, Ref. RB	5.00%	04/01/2024	160	166,393
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2015, Ref. RB(a)(b)	5.00%	08/01/2024	85	89,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

213

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Michigan-(continued)
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2015, Ref. RB(a)(b)	5.00%	08/01/2024	$35	$36,683
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2015, Ref. RB(a)(b)	5.00%	08/01/2024	115	120,530
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2015, Ref. RB(a)(b)	5.00%	08/01/2024	300	314,426
Michigan (State of) Finance Authority (Clean Water Revolving Fund), Series 2016 B, Ref. RB	5.00%	10/01/2024	150	157,530
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2030	20	20,845
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2032	20	20,787
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 D-4, Ref. RB	5.00%	07/01/2031	30	31,191
Michigan (State of) Finance Authority (Henry Ford Health System), Series 2016, Ref. RB	5.00%	11/15/2024	20	20,903
Royal Oak (City of), MI Hospital Finance Authority (Beaumont Health Credit Group), Series 2014 D, Ref. RB(a)(b)	5.00%	03/01/2024	70	72,668
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2024	85	88,517

				2,028,841

Minnesota-0.52%
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2014 A, Ref. RB	5.00%	01/01/2029	100	102,884
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2014 A, Ref. RB	5.00%	01/01/2030	275	282,875
Western Minnesota Municipal Power Agency, Series 2014 A, RB(a)(b)	5.00%	01/01/2024	100	103,401

				489,160

Mississippi-0.02%
Mississippi (State of), Series 2015 C, Ref. GO Bonds	5.00%	10/01/2024	15	15,809

Missouri-1.10%
Curators of the University of Missouri (The), Series 2014 A, Ref. RB	5.00%	11/01/2024	15	15,808
Jackson (County of), MO (Truman Sports Complex), Series 2014, Ref. RB	5.00%	12/01/2024	30	31,514
Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2014 F, RB	4.00%	11/15/2045	335	318,959
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2014 A, Ref. RB(a)(b)	4.00%	06/01/2024	190	194,886
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2014 A, Ref. RB(a)(b)	5.00%	06/01/2024	10	10,432
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2014 A, Ref. RB(a)(b)	5.00%	06/01/2024	25	26,081
Missouri (State of) Highway & Transportation Commission, Series 2014 A, Ref. RB	5.00%	05/01/2024	90	93,865
Springfield (City of), MO, Series 2015, Ref. RB	5.00%	08/01/2024	25	26,198
St. Louis (City of), MO, Series 2017 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2024	310	322,702

				1,040,445

Nebraska-0.38%
Nebraska (State of) Public Power District, Series 2021 C, Ref. RB	5.00%	01/01/2024	145	149,854
Omaha (City of), NE Public Power District, Series 2014 AA, Ref. RB	5.00%	02/01/2032	120	123,988
Omaha (City of), NE Public Power District, Series 2015 B, Ref. RB(a)(b)	5.00%	08/01/2024	60	62,943
Omaha (City of), NE Public Power District, Series 2015 B, Ref. RB	4.00%	02/01/2039	10	9,987
Omaha (City of), NE Public Power District, Series 2016 A, Ref. RB	5.00%	02/01/2024	10	10,359

				357,131

Nevada-0.58%
Clark (County of), NV, Series 2016, Ref. RB	5.00%	07/01/2024	120	125,509
Clark (County of), NV (Las Vegas-McCarran International Airport), Series 2019, Ref. RB	5.00%	07/01/2024	100	104,408
Clark (County of), NV Department of Aviation, Series 2014 A-2, Ref. RB	5.00%	07/01/2029	100	104,124
Clark County School District, Series 2016 A, Ref. GO Bonds	5.00%	06/15/2024	30	31,319
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2024	75	78,297
Las Vegas Valley Water District, Series 2015, Ref. GO Bonds	5.00%	06/01/2033	30	31,420
Las Vegas Valley Water District, Series 2015, Ref. GO Bonds	5.00%	06/01/2039	25	26,061
Nevada (State of), Series 2016, Ref. RB	5.00%	12/01/2024	40	42,234

				543,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

214

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New Jersey-2.40%
New Jersey (State of), Series 2014, GO Bonds	5.00%	06/01/2024	$100	$104,009
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2024	180	187,215
New Jersey (State of) Economic Development Authority, Series 2013 NN, Ref. RB	5.00%	03/01/2024	125	126,346
New Jersey (State of) Economic Development Authority, Series 2014 PP, Ref. RB(a)(b)	5.00%	06/15/2024	185	193,503
New Jersey (State of) Economic Development Authority, Series 2014 UU, RB	5.00%	06/15/2026	75	77,715
New Jersey (State of) Economic Development Authority, Series 2014, RB	5.00%	06/15/2040	150	153,386
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group), Series 2021, RB	5.00%	07/01/2024	95	99,170
New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health), Series 2013, Ref. RB(a)(b)	5.00%	01/01/2024	15	15,490
New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health), Series 2013, Ref. RB	5.00%	07/01/2028	235	241,990
New Jersey (State of) Transportation Trust Fund Authority, Series 2009 D, RB	5.00%	06/15/2032	130	134,803
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 D, RB	5.00%	12/15/2024	25	26,153
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2026	100	103,620
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2038	200	204,712
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	4.25%	06/15/2044	150	145,488
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2024	25	26,153
New Jersey (State of) Turnpike Authority, Series 2014 A, RB(a)(b)	5.00%	07/01/2024	100	104,701
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2027	100	104,316
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2030	125	130,006
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2033	35	36,254
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2034	45	46,553

				2,261,583

New Mexico-0.23%
New Mexico (State of) (Capital), Series 2017 A, GO Bonds	5.00%	03/01/2024	115	119,504
New Mexico (State of) Finance Authority, Series 2014 B1, Ref. RB	5.00%	06/15/2027	15	15,670
New Mexico (State of) Severance Tax Permanent Fund, Series 2015 A, RB	5.00%	07/01/2024	25	26,171
New Mexico (State of) Severance Tax Permanent Fund, Series 2016 B, Ref. RB	4.00%	07/01/2024	50	51,451

				212,796

New York-16.13%
Battery Park (City of), NY Authority, Series 2013 A, RB	5.00%	11/01/2024	100	103,083
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2021, Ref. RB	5.00%	05/01/2024	200	208,122
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2022, Ref. RB	5.00%	05/01/2024	100	104,061
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB	5.00%	09/01/2044	55	56,948
Metropolitan Transportation Authority, Series 2005 B, RB, (INS - AMBAC)(c)	5.25%	11/15/2024	200	210,465
Metropolitan Transportation Authority, Series 2014 C, RB	5.00%	11/15/2024	100	104,511
Metropolitan Transportation Authority, Subseries 2014 D-1, RB	5.00%	11/15/2039	205	208,770
Metropolitan Transportation Authority, Subseries 2014 D-1, RB	5.25%	11/15/2044	100	102,593
Metropolitan Transportation Authority (Green Bonds), Series 2017 B-2, RB	5.00%	11/15/2024	15	15,815
Nassau (County of), NY, Series 2014 A, GO Bonds	5.00%	04/01/2024	50	51,926
Nassau (County of), NY, Series 2017 C, Ref. GO Bonds	5.00%	10/01/2024	55	57,681
New York & New Jersey (States of) Port Authority, One Hudred Eighty Four Series 2014, RB	5.00%	09/01/2028	25	26,202
New York & New Jersey (States of) Port Authority, One Hudred Eighty Four Series 2014, RB	5.00%	09/01/2033	100	104,648
New York & New Jersey (States of) Port Authority, One Hudred Eighty Four Series 2014, RB	5.00%	09/01/2039	825	856,810
New York & New Jersey (States of) Port Authority, One Hundred Eighty Third Series 2014, RB	4.00%	12/15/2040	155	151,449
New York & New Jersey (States of) Port Authority, One Hundred Ninety Fourth Series 2015, Ref. RB	5.00%	10/15/2024	125	131,785
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2024	130	135,539
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2024	20	20,963
New York (City of), NY, Series 2013 G, GO Bonds	5.00%	08/01/2024	125	129,573
New York (City of), NY, Series 2013 G, GO Bonds	5.00%	08/01/2025	50	51,761
New York (City of), NY, Series 2013 I, GO Bonds	5.00%	08/01/2024	25	25,594
New York (City of), NY, Series 2014 A, Ref. GO Bonds	5.00%	08/01/2027	40	41,862
New York (City of), NY, Series 2014 A, Ref. GO Bonds	5.00%	08/01/2028	350	365,625
New York (City of), NY, Series 2014 A, Ref. GO Bonds	5.00%	08/01/2029	40	41,755
New York (City of), NY, Series 2014 DD, Ref. RB	3.25%	06/15/2028	10	10,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

215

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
New York (City of), NY, Series 2015 A, Ref. GO Bonds	5.00%	08/01/2024	$25	$26,231
New York (City of), NY, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2024	145	152,139
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2024	5	5,246
New York (City of), NY, Series 2017 1, GO Bonds	5.00%	08/01/2024	35	36,723
New York (City of), NY, Series 2017 A, Ref. GO Bonds	5.00%	08/01/2024	10	10,492
New York (City of), NY, Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	10	10,492
New York (City of), NY, Series 2018 AA, Ref. RB	5.00%	06/15/2024	190	199,033
New York (City of), NY, Series 2019 BB-2, RB	5.00%	06/15/2026	200	211,908
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2024	235	246,571
New York (City of), NY, Series 2020 GG, RB	5.00%	06/15/2026	75	79,466
New York (City of), NY, Subseries 2008 J-4, GO Bonds	5.00%	08/01/2024	50	52,462
New York (City of), NY, Subseries 2014 I-1, GO Bonds	5.00%	03/01/2027	200	207,382
New York (City of), NY, Subseries 2014 I-1, GO Bonds	5.00%	03/01/2036	15	15,469
New York (City of), NY Municipal Water Finance Authority, Series 2014 CC-1, RB	5.00%	06/15/2047	500	514,014
New York (City of), NY Municipal Water Finance Authority, Series 2014 DD, Ref. RB	5.00%	06/15/2028	200	209,329
New York (City of), NY Municipal Water Finance Authority, Series 2014 DD, Ref. RB	5.00%	06/15/2036	65	67,533
New York (City of), NY Municipal Water Finance Authority, Series 2014 EE, Ref. RB	5.00%	06/15/2036	100	103,897
New York (City of), NY Municipal Water Finance Authority, Series 2014, Ref. RB	5.00%	06/15/2028	500	523,322
New York (City of), NY Municipal Water Finance Authority, Series 2014, Ref. RB	5.00%	06/15/2045	10	10,331
New York (City of), NY Transitional Finance Authority, Series 2013, RB	5.00%	05/01/2024	25	25,438
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	08/01/2029	710	740,612
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	08/01/2032	15	15,624
New York (City of), NY Transitional Finance Authority, Series 2014 D1, RB	5.00%	02/01/2031	15	15,475
New York (City of), NY Transitional Finance Authority, Series 2015 C, Ref. RB	5.00%	11/01/2024	65	68,459
New York (City of), NY Transitional Finance Authority, Series 2017 A-1, RB	5.00%	08/01/2024	340	357,067
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2024	80	84,257
New York (City of), NY Transitional Finance Authority, Series 2018, RB	5.00%	08/01/2024	105	110,271
New York (City of), NY Transitional Finance Authority, Series 2019 A-1, RB	5.00%	05/01/2024	35	36,532
New York (City of), NY Transitional Finance Authority, Subseries 2014 B-1, RB	5.00%	11/01/2024	200	208,288
New York (City of), NY Transitional Finance Authority, Subseries 2014 B-1, RB	5.00%	11/01/2029	100	103,778
New York (City of), NY Transitional Finance Authority, Subseries 2018 A-1, RB	5.00%	08/01/2024	50	52,510
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2024	25	25,988
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	02/15/2028	15	15,546
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2028	55	56,886
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2032	210	217,104
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2033	100	103,368
New York (State of) Dormitory Authority, Series 2014 C, RB	5.00%	03/15/2030	50	51,891
New York (State of) Dormitory Authority, Series 2014 C, RB	5.00%	03/15/2031	500	518,677
New York (State of) Dormitory Authority, Series 2014 C, RB	5.00%	03/15/2032	15	15,553
New York (State of) Dormitory Authority, Series 2014 C, RB	5.00%	03/15/2033	225	233,232
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2024	10	10,395
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB(a)	5.00%	02/15/2024	25	25,952
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	07/01/2024	20	20,874
New York (State of) Dormitory Authority, Series 2017 F, Ref. RB	5.00%	10/01/2024	55	57,544
New York (State of) Dormitory Authority, Series 2017 G, Ref. RB	5.00%	10/01/2024	490	515,415
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB(a)	5.00%	03/15/2024	965	1,004,640
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 C, Ref. RB	5.00%	03/15/2024	150	155,926
New York (State of) Dormitory Authority (New York University), Series 2015 A, Ref. RB	5.00%	07/01/2024	10	10,474
New York (State of) Dormitory Authority (New York University), Series 2016 A, RB	5.00%	07/01/2024	100	104,738
New York (State of) Thruway Authority, Series 2014 J, RB	5.00%	01/01/2036	300	307,774
New York (State of) Thruway Authority, Series 2014 J, RB	5.00%	01/01/2041	1,440	1,469,741
New York State Environmental Facilities Corp., Series 2014, Ref. RB	5.00%	06/15/2024	25	26,148
New York State Environmental Facilities Corp., Series 2014, Ref. RB	5.00%	06/15/2030	505	526,747
New York State Environmental Facilities Corp., Series 2017, Ref. RB	5.00%	06/15/2024	100	104,593
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2013 A, RB	5.00%	06/15/2024	130	132,656
New York State Urban Development Corp., Series 2014, Ref. RB	5.00%	03/15/2029	150	155,327
New York State Urban Development Corp., Series 2014, Ref. RB	5.00%	03/15/2030	200	207,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

216

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
New York State Urban Development Corp., Series 2014, Ref. RB	5.00%	03/15/2031	$200	$207,041
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2024	275	285,949
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	3.00%	10/15/2024	10	10,122
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	4.00%	10/15/2024	20	20,666
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)	5.00%	10/15/2024	330	347,987
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	5.00%	10/15/2024	20	21,090
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	5.00%	10/15/2024	120	126,541
Suffolk (County of), NY, Series 2017 A, Ref. GO Bonds, (INS - AGM)(c)	4.00%	02/01/2024	200	203,944
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2024	55	57,989

				15,173,580

North Carolina-0.91%
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems), Series 2016, Ref. RB .	5.00%	01/15/2024	45	46,530
Mecklenburg (County of), NC, Series 2010, Ref. GO Bonds	4.00%	02/01/2024	155	158,556
Mecklenburg (County of), NC, Series 2013 A, Ref. GO Bonds	5.00%	12/01/2024	105	111,102
Mecklenburg County Public Facilities Corp., Series 2017, Ref. RB	5.00%	02/01/2024	50	51,867
North Carolina (State of), Series 2014 C, Ref. RB	5.00%	05/01/2024	10	10,436
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2024	25	26,090
North Carolina (State of), Series 2019 B, GO Bonds	5.00%	06/01/2024	10	10,460
North Carolina (State of), Series 2020 A, GO Bonds	5.00%	06/01/2024	100	104,603
North Carolina (State of) Medical Care Commission (Presbyterian Homes), Series 2016 C, Ref. RB	5.00%	10/01/2031	45	46,712
North Carolina (State of) Municipal Power Agency No. 1, Series 2015 A, Ref. RB	5.00%	01/01/2024	215	222,340
University of North Carolina at Greensboro, Series 2014, RB(a)	4.00%	04/01/2039	60	61,360
Wake (County of), NC, Series 2010 C, Ref. GO Bonds	5.00%	03/01/2024	10	10,395

				860,451

Ohio-1.11%
Allen (County of), OH, Series 2017 A, Ref. RB	5.00%	08/01/2024	50	52,108
American Municipal Power, Inc. (Prairie State Energy Campus), Series 2019, Ref. RB	5.00%	02/15/2024	185	191,740
Columbus (City of), OH, Series 2017-1, Ref. GO Bonds	5.00%	04/01/2024	100	104,154
Cuyahoga (County of), OH, Series 2020 D, Ref. RB	4.00%	12/01/2024	30	31,024
Franklin (County of), OH Convention Facilities Authority, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	195	206,155
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2024	100	105,586
Ohio (State of), Series 2015 A, Ref. GO Bonds	5.00%	09/01/2024	10	10,519
Ohio (State of), Series 2017 A, GO Bonds	5.00%	03/15/2030	40	41,470
Ohio (State of), Series 2017 A, GO Bonds	5.00%	03/15/2033	205	211,872
Ohio (State of), Series 2020 B, Ref. GO Bonds	5.00%	09/15/2024	20	21,057
Ohio (State of) (Garvee), Series 2016 I, RB	5.00%	12/15/2024	5	5,285
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2014, RB	5.00%	12/01/2024	10	10,577
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016 A, RB	5.00%	06/01/2024	10	10,453
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016 A, RB	5.00%	12/01/2024	40	42,306

				1,044,306

Oklahoma-0.20%
Canadian (County of), OK Educational Facilities Authority (Mustang Public Schools), Series 2017, RB	4.00%	09/01/2024	15	15,421
Cleveland (County of), OK Educational Facilities Authority (Norman Public Schools), Series 2019, RB	5.00%	06/01/2024	100	104,061
Oklahoma (State of) Capitol Improvement Authority, Series 2014 A, Ref. RB	5.00%	07/01/2026	55	57,505
Oklahoma (State of) Capitol Improvement Authority, Series 2014 A, Ref. RB	5.00%	07/01/2027	10	10,446

				187,433

Oregon-0.47%
Clackamas County School District No. 12 North Clackamas, Series 2014, Ref. GO Bonds(a)(b)	5.00%	06/15/2024	10	10,460
Clackamas County School District No. 12 North Clackamas, Series 2014, Ref. GO Bonds(a)(b)	5.00%	06/15/2024	15	15,690
Multnomah County School District No. 1, Series 2020, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2024	30	31,399
Oregon (State of) Department of Transportation, Series 2014 A, Ref. RB	5.00%	11/15/2024	25	26,397
Oregon (State of) Department of Transportation, Series 2014 A, Ref. RB(a)(b)	5.00%	11/15/2024	25	26,403
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB(a)(b)	4.00%	11/15/2024	20	20,683
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB(a)(b)	5.00%	11/15/2024	35	36,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

217

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Oregon-(continued)
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB(a)(b)	5.00%	11/15/2024	$30	$31,684
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB(a)(b)	5.00%	11/15/2024	195	205,944
Washington & Multnomah Counties School District No. 48J Beaverton, Series 2014, GO Bonds(a)	5.00%	06/15/2024	35	36,621

				442,245

Pennsylvania-6.36%
Commonwealth Financing Authority, Series 2015 B-1, Ref. RB, (INS - AGM)(c)	5.00%	06/01/2024	60	62,510
Delaware (State of) River Port Authority, Series 2013, RB(a)(b)	5.00%	01/01/2024	1,000	1,034,941
Erie (City & County of), PA Water Authority, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	125	132,151
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2024	150	155,995
Pennsylvania (Commonwealth of), First Series 2015, Ref. GO Bonds	5.00%	08/15/2024	1,000	1,050,187
Pennsylvania (Commonwealth of), First Series 2016, Ref. GO Bonds	5.00%	09/15/2024	100	105,182
Pennsylvania (Commonwealth of), Second Series 2013, GO Bonds	5.00%	10/15/2024	90	92,571
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	5.00%	09/15/2024	175	184,069
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2014 A, RB	4.00%	02/01/2040	1,000	969,326
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2016 C, Ref. RB	5.00%	08/15/2024	65	68,224
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 B, RB	5.25%	12/01/2039	325	335,069
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 C, RB	5.00%	12/01/2039	1,275	1,320,228
Philadelphia (City of), PA, Series 2015 A, RB(a)(b)	5.00%	07/01/2024	200	209,403
Philadelphia (City of), PA, Series 2016, Ref. RB	5.00%	10/01/2024	150	157,905
Philadelphia (City of), PA, Series 2019 A, Ref. GO Bonds	5.00%	08/01/2024	100	104,350

				5,982,111

Rhode Island-0.08%
Rhode Island (State of), Series 2014 D, Ref. GO Bonds	5.00%	08/01/2024	75	78,592

South Carolina-0.42%
Horry County School District, Series 2016, GO Bonds	5.00%	03/01/2024	50	51,935
Piedmont Municipal Power Agency, Series 2017 B, Ref. RB	5.00%	01/01/2024	20	20,603
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2024	50	52,178
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2026	130	135,465
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2028	30	31,214
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2030	100	103,513

				394,908

South Dakota-0.06%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health), Series 2014, RB	4.13%	07/01/2041	5	4,834
South Dakota (State of) Health & Educational Facilities Authority (Sanford Obligated Group), Series 2014 B, RB	4.00%	11/01/2044	55	51,121

				55,955

Tennessee-0.29%
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2013, Ref. GO Bonds	5.00%	07/01/2024	25	25,527
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2015 C, GO Bonds	4.00%	07/01/2024	50	51,406
Shelby (County of), TN, Series 2012 A, Ref. GO Bonds	5.00%	03/01/2024	80	83,085
Tennessee (State of) School Bond Authority, Series 2014, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2024	50	52,682
Tennessee (State of) School Bond Authority, Series 2015 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2024	55	57,986

				270,686

Texas-9.68%
Arlington Higher Education Finance Corp. (Lifeschool Dallas), Series 2014 A, RB(a)(b)	5.00%	08/15/2024	250	261,774
Austin (City of), TX, Series 2015, Ref. GO Bonds	5.00%	09/01/2024	35	36,816
Austin (City of), TX, Series 2017, Ref. RB	5.00%	11/15/2024	5	5,276
Bexar (County of), TX, Series 2014, Ref. GO Bonds(a)(b)	5.00%	06/15/2024	85	88,907
Bexar (County of), TX (Venue), Series 2015, Ref. RB(a)(b)	4.00%	08/15/2024	200	205,902
Board of Regents of the University of Texas System, Series 2010 B, Ref. RB	5.00%	08/15/2024	10	10,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

218

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas-(continued)
Board of Regents of the University of Texas System, Series 2016 I, Ref. RB	5.00%	08/15/2024	$35	$36,757
Board of Regents of the University of Texas System, Series 2016 J, RB	5.00%	08/15/2024	50	52,509
Board of Regents of the University of Texas System, Series 2017 C, Ref. RB	5.00%	08/15/2024	35	36,757
Camino Real Regional Mobility Authority, Series 2014, RB	4.00%	06/01/2039	65	65,229
Camino Real Regional Mobility Authority, Series 2014, RB	4.00%	06/01/2044	200	195,733
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 A, Ref. RB	5.00%	11/01/2024	500	526,064
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2024	100	103,614
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2026	140	145,000
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2027	125	129,447
Dallas (City of), TX Area Rapid Transit, Series 2014 A, Ref. RB(a)(b)	5.00%	12/01/2024	30	31,682
Dallas (City of), TX Area Rapid Transit, Series 2014 A, Ref. RB(a)(b)	5.00%	12/01/2024	45	47,524
Dallas (City of), TX Area Rapid Transit, Series 2014 A, Ref. RB(a)(b)	5.00%	12/01/2024	65	68,645
Dallas (City of), TX Area Rapid Transit, Series 2019, Ref. RB	5.00%	12/01/2024	120	126,784
Dallas (City of), TX Independent School District, Series 2014 A, Ref. GO Bonds(a)(b)	4.00%	08/15/2024	35	36,033
Dallas (City of), TX Independent School District, Series 2014 A, Ref. GO Bonds(a)(b)	5.00%	08/15/2024	40	41,962
Dallas (City of), TX Independent School District, Series 2014 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2024	40	42,023
Dallas (City of), TX Independent School District, Series 2016 A, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	125	129,754
Denton Independent School District, Series 2014 A, GO Bonds(a)(b)	5.00%	08/15/2024	100	104,807
Goose Creek Consolidated Independent School District, Series 2014 C, Ref. GO Bonds(a)(b)	5.00%	02/15/2024	30	31,090
Harris (County of) & Houston (City of), TX Sports Authority, Series 2014 A, Ref. RB	5.00%	11/15/2030	1,000	1,035,617
Harris (County of), TX, Series 2016 A, Ref. RB	5.00%	08/15/2024	165	173,378
Harris (County of), TX, Series 2020 A, Ref. GO Bonds	5.00%	10/01/2024	960	1,009,192
Houston (City of), TX, Series 2014 C, Ref. RB	5.00%	05/15/2026	55	57,330
Houston (City of), TX, Series 2014 D, Ref. RB	5.00%	11/15/2024	35	36,902
Houston (City of), TX, Series 2014 D, Ref. RB	5.00%	11/15/2028	55	57,953
Houston (City of), TX, Series 2016 B, Ref. RB	5.00%	11/15/2024	45	47,446
Houston (City of), TX, Series 2017 B, Ref. RB	5.00%	11/15/2024	40	42,174
Houston Independent School District, Series 2014, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2033	10	10,142
Houston Independent School District, Series 2017, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	105	109,009
Irving Independent School District, Series 2015 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	50	51,916
Lone Star College System, Series 2015 B, Ref. GO Bonds	5.00%	02/15/2024	100	103,789
Mansfield Independent School District, Series 2014, GO Bonds(a)(b)	4.00%	02/15/2024	10	10,217
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2024	125	129,251
North Texas Tollway Authority, Series 2019 B, Ref. RB	5.00%	01/01/2024	30	30,996
Permanent University Fund - University of Texas System, Series 2014 B, Ref. RB	5.00%	07/01/2024	15	15,705
Permanent University Fund - University of Texas System, Series 2014 B, Ref. RB	4.00%	07/01/2032	150	152,019
Plano Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	135	140,036
San Antonio (City of), TX, Series 2012, Ref. RB	5.25%	02/01/2024	165	171,496
San Antonio (City of), TX, Series 2015, Ref. RB	5.00%	02/01/2024	70	72,514
San Antonio Independent School District, Series 2022, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2024	200	209,920
Tarrant County Cultural Education Facilities Finance Corp., Series 2016 A, Ref. RB	5.00%	02/15/2024	150	155,487
Texas (State of), Series 2014 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2024	370	388,498
Texas (State of), Series 2014 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2024	100	104,999
Texas (State of), Series 2014, GO Bonds(a)(b)	5.00%	04/01/2024	285	296,432
Texas (State of), Series 2014, GO Bonds(a)(b)	5.00%	04/01/2024	100	104,011
Texas (State of), Series 2014, GO Bonds(a)(b)	5.00%	04/01/2024	65	67,607
Texas (State of), Series 2014, GO Bonds(a)(b)	5.00%	04/01/2024	30	31,203
Texas (State of), Series 2014, GO Bonds	5.00%	04/01/2026	20	20,802
Texas (State of), Series 2014, Ref. GO Bonds(a)(b)	4.00%	04/01/2024	90	92,180
Texas (State of), Series 2014, Ref. GO Bonds(a)(b)	5.00%	04/01/2024	90	93,610
Texas (State of), Series 2014, Ref. GO Bonds(a)(b)	5.00%	04/01/2024	110	114,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

219

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas-(continued)
Texas (State of), Series 2018 A, Ref. GO Bonds	5.00%	10/01/2024	$10	$10,533
Texas (State of) (Water Financial Assistance), Subseries 2018 B3, Ref. GO Bonds	5.00%	08/01/2024	30	31,518
Texas (State of) Transportation Commission State Highway Fund, Series 2014 A, Ref. RB	5.00%	04/01/2024	435	452,862
Texas (State of) Transportation Commission State Highway Fund, Series 2014 A, Ref. RB(a)(b)	5.00%	04/01/2024	150	156,017
Texas (State of) Transportation Commission State Highway Fund, Series 2015, Ref. RB	5.00%	10/01/2024	75	79,015
Texas (State of) Transportation Commission State Highway Fund, Series 2016 A, RB	5.00%	10/01/2024	20	21,071
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	04/15/2024	35	36,476
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	10/15/2024	115	121,169
United Independent School District, Series 2014, GO Bonds(a)(b)	5.00%	08/15/2024	50	52,404
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2024	275	285,019
White Settlement Independent School District, Series 2014, Ref. GO Bonds(a)(b)	5.00%	08/15/2024	45	47,163
White Settlement Independent School District, Series 2014, Ref. GO Bonds(a)(b)	5.00%	08/15/2024	110	115,288

				9,105,369

Utah-0.72%
Utah (County of), UT (IHC Health Services, Inc.), Series 2014 A, RB	5.00%	05/15/2045	500	511,945
Utah (County of), UT (IHC Health Services, Inc.), Series 2016 B, RB	4.00%	05/15/2047	110	104,318
Utah (State of), Series 2018, GO Bonds	5.00%	07/01/2024	15	15,719
Utah (State of) Transit Authority, Series 2015 A, Ref. RB	5.00%	06/15/2024	40	41,866

				673,848

Virginia-0.85%
Fairfax (County of), VA, Series 2014 B, Ref. GO Bonds	5.00%	10/01/2024	10	10,533
Virginia (Commonwealth of), Series 2013 B, GO Bonds	4.00%	06/01/2024	100	101,268
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2024	35	36,560
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2024	35	36,415
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	09/15/2024	10	10,535
Virginia (State of) College Building Authority, Series 2015 D, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	02/01/2024	65	67,427
Virginia (State of) College Building Authority, Series 2016 A, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	3.00%	09/01/2024	25	25,253
Virginia (State of) College Building Authority (21st Century College), Series 2020, RB	5.00%	02/01/2024	10	10,369
Virginia (State of) Public Building Authority, Series 2014 C, Ref. RB	5.00%	08/01/2024	475	497,841

				796,201

Washington-2.87%
Energy Northwest, Series 2018 A, Ref. RB	5.00%	07/01/2024	80	83,614
Energy Northwest (No. 1), Series 2014 C, Ref. RB	5.00%	07/01/2027	150	156,914
King (County of), WA, Series 2007, RB, (INS - AGM)(c)	5.00%	01/01/2047	1,000	1,039,518
Seattle (City of), WA, Series 2015, Ref. RB	5.00%	05/01/2024	150	156,542
Seattle (Port of), WA, Series 2015 A, RB	5.00%	04/01/2040	500	519,319
Snohomish County School District No. 201 Snohomish, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2024	200	211,396
Washington (State of), Series 2014 D, GO Bonds	5.00%	02/01/2028	200	207,240
Washington (State of), Series 2014 R, Ref. GO Bonds	4.00%	07/01/2026	45	46,286
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2024	20	20,948
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2024	75	78,707
Washington (State of) Health Care Facilities Authority (Providence Health & Services), Series 2014 D, Ref. RB	5.00%	10/01/2038	155	157,931
Washington (State of) Health Care Facilities Authority (Providence Health), Series 2014 D, Ref. RB	5.00%	10/01/2041	25	25,362

				2,703,777

West Virginia-0.29%
West Virginia (State of) Commissioner of Highways (Surface Transportation), Series 2017 A, RB	5.00%	09/01/2024	10	10,467
West Virginia University, Series 2014 A, RB(a)(b)	5.00%	10/01/2024	250	263,279

				273,746

Wisconsin-2.34%
Wisconsin (State of), Series 2015 4, Ref. GO Bonds	5.00%	05/01/2027	500	527,038
Wisconsin (State of), Series 2016 2, Ref. GO Bonds	5.00%	11/01/2024	25	26,385

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

220

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Wisconsin-(continued)
Wisconsin (State of), Series 2016 D, GO Bonds	4.00%	05/01/2026	$20	$20,527
Wisconsin (State of), Series 2016, Ref. GO Bonds	5.00%	11/01/2024	20	21,108
Wisconsin (State of), Series 2017 2, Ref. GO Bonds	5.00%	11/01/2024	1,000	1,055,378
Wisconsin (State of) Department of Transportation, Series 2014 A2, Ref. RB	5.00%	07/01/2027	25	26,143
Wisconsin (State of) Department of Transportation, Series 2015 A, RB	5.00%	07/01/2031	200	207,758
Wisconsin (State of) Department of Transportation, Series 2017 1, Ref. RB	5.00%	07/01/2024	70	73,304
Wisconsin (State of) Health & Educational Facilities Authority (Hospital Sisters Services, Inc.), Series 2014, Ref. RB	5.00%	11/15/2029	235	244,679

				2,202,320

TOTAL INVESTMENTS IN SECURITIES(d)-98.81% (Cost $94,639,138)				92,968,965
OTHER ASSETS LESS LIABILITIES-1.19%				1,116,812

NET ASSETS-100.00%				$94,085,777

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

221

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

August 31, 2022

Schedule of Investments

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations-98.82%
Alabama-0.63%
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2025	$200	$215,502
Auburn (City of), AL, Series 2015, GO Bonds	4.00%	05/01/2045	50	47,848
Birmingham (City of), AL, Series 2015 A-1, GO Bonds(a)(b)	5.00%	09/01/2025	200	215,090

				478,440

Alaska-0.28%
Alaska (State of) International Airports System, Series 2016 A, Ref. RB	5.00%	10/01/2031	100	106,193
Matanuska-Susitna (Borough of), AK, Series 2015, Ref. RB	5.00%	09/01/2032	100	105,231

				211,424

Arizona-1.43%
Arizona (State of) Sports & Tourism Authority, Series 2022, Ref. RB, (INS - BAM)(c)	5.00%	07/01/2025	100	106,181
Arizona (State of) Transportation Board, Series 2016, Ref. RB	5.00%	07/01/2025	200	213,942
Arizona State University, Series 2015 D, RB	5.00%	07/01/2041	25	26,273
Arizona State University, Series 2015 D, RB	5.00%	07/01/2046	125	131,088
Phoenix Civic Improvement Corp., Series 2017 D, Ref. RB	5.00%	07/01/2025	65	69,255
Salt River Project Agricultural Improvement & Power District, Series 2015 A, Ref. RB(a)	5.00%	12/01/2045	500	530,582

				1,077,321

California-14.46%
Alameda Unified School District, Series 2015 A, GO Bonds	5.00%	08/01/2039	30	31,596
Beaumont (City of), CA Public Improvement Authority, Series 2018 A, RB, (INS - AGM)(c)	5.00%	09/01/2049	100	107,466
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	09/01/2028	200	214,748
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	09/01/2030	60	64,361
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	08/01/2031	100	105,817
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	09/01/2032	75	80,278
California (State of), Series 2015 C, Ref. GO Bonds	3.38%	09/01/2033	50	50,572
California (State of), Series 2015, GO Bonds	5.00%	03/01/2027	100	106,263
California (State of), Series 2015, Ref. GO Bonds	5.00%	03/01/2027	100	106,263
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2027	100	107,258
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2029	100	107,128
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2034	500	532,245
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2035	150	159,500
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2025	50	53,833
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2025	155	166,563
California (State of), Series 2018, Ref. GO Bonds	5.00%	10/01/2025	50	53,933
California (State of), Series 2020, GO Bonds	4.00%	11/01/2041	500	502,344
California (State of), Series 2020, GO Bonds	4.00%	11/01/2050	30	29,504
California (State of), Series 2021, Ref. GO Bonds	5.00%	12/01/2025	200	216,541
California (State of) Educational Facilities Authority (University of Southern California), Series 2015 A, Ref. RB(a)	5.00%	10/01/2025	100	107,991
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2015, Ref. RB	5.00%	11/15/2029	500	538,060
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2015 A, RB	5.00%	08/15/2054	500	522,241
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2015 A, Ref. RB(a)(b)	5.00%	08/15/2025	100	107,379
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 A, RB(a)(b)	3.25%	11/15/2025	40	41,031
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 A, RB(a)(b)	5.00%	11/15/2025	20	21,626
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 A, RB(a)(b)	5.00%	11/15/2025	230	248,702
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 A, RB(a)(b)	5.00%	11/15/2025	500	540,658
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2015 A, Ref. RB(a)(b)	5.00%	02/01/2025	200	212,407
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2015 A, Ref. RB(a)(b)	5.00%	02/01/2025	60	63,722
California (State of) Public Works Board, Series 2015 F, Ref. RB	5.00%	05/01/2027	150	159,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

222

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California-(continued)
California (State of) Statewide Communities Development Authority (Beverly Community Hospital Association), Series 2015, RB	5.00%	02/01/2045	$200	$165,837
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2027	100	108,433
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2031	150	161,669
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2043	160	170,294
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2047	50	53,084
Chino Basin Regional Financing Authority, Series 2020 B, RN	4.00%	11/01/2025	200	209,593
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2028	65	68,858
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2029	45	47,662
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2035	40	42,109
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2025	200	214,486
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	200	210,260
Los Angeles (County of), CA Sanitation Districts Financing Authority (Capital), Series 2015 A, Ref. RB	5.00%	10/01/2034	400	428,823
Los Angeles Unified School District, Series 2016 B, Ref. GO Bonds	5.00%	07/01/2025	40	42,947
Metropolitan Water District of Southern California, Series 2015 A, RB	4.00%	07/01/2045	200	200,157
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2025	250	268,208
Municipal Improvement Corp. of Los Angeles, Series 2016 B, Ref. RB	5.00%	11/01/2025	100	108,037
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2025	40	42,530
Pasadena (City of), CA, Series 2015 A, Ref. COP	4.00%	02/01/2038	200	201,407
Peralta Community College District, Series 2016 A, Ref. GO Bonds	4.00%	08/01/2039	20	19,886
Riverside (County of), CA Public Financing Authority (Capital Facilities), Series 2015, RB(a)(b)	4.13%	11/01/2025	105	110,719
Sacramento (City of), CA Municipal Utility District, Series 2022 J, Ref. RB	5.00%	08/15/2025	100	107,437
San Diego (County of), CA Water Authority, Series 2015, Ref. RB	5.00%	05/01/2029	100	107,030
San Diego Unified School District, Series 2015 R-4, Ref. GO Bonds	5.00%	07/01/2025	120	129,013
San Diego Unified School District, Series 2015 R-4, Ref. GO Bonds	5.00%	07/01/2028	65	69,844
San Diego Unified School District (Election of 2012), Series 2016 F, GO Bonds	5.00%	07/01/2045	75	79,104
San Francisco (City of), CA Public Utilities Commission, Series 2015, Ref. RB	5.00%	11/01/2027	250	267,511
San Francisco (City of), CA Public Utilities Commission, Series 2015, Ref. RB	5.00%	11/01/2036	155	163,668
San Francisco Bay Area Rapid Transit District, Series 2015 A, Ref. RB	5.00%	07/01/2025	100	107,255
San Francisco Bay Area Rapid Transit District, Series 2015 A, Ref. RB	5.00%	07/01/2028	115	123,668
San Francisco Bay Area Rapid Transit District (Election of 2004), Series 2015 D, Ref. GO Bonds	5.00%	08/01/2029	65	69,994
San Francisco Bay Area Rapid Transit District (Election of 2004), Series 2015 D, Ref. GO Bonds	4.00%	08/01/2035	150	153,716
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 B, Ref. RB	5.00%	08/01/2025	100	107,022
Santa Clara (County of), CA Financing Authority, Series 2016 Q, Ref. RB	3.00%	05/15/2034	250	227,209
South San Francisco Unified School District (Measure J), Series 2016 C, GO Bonds	4.00%	09/01/2037	25	25,283
Southern California Public Power Authority (Canyon Power), Series 2020 A, Ref. RB	5.00%	07/01/2035	500	528,034
University of California (Limited), Series 2015 I, Ref. RB	5.00%	05/15/2025	30	32,082
University of California (Limited), Series 2015 I, Ref. RB	5.00%	05/15/2030	95	101,378
University of California (Limited), Series 2015 I, Ref. RB	5.00%	05/15/2040	65	68,572
Upper Santa Clara Valley Joint Powers Authority, Series 2020 A, Ref. RB	4.00%	08/01/2045	200	193,970
West Contra Costa Unified School District (Election of 2012), Series 2015 B, GO Bonds	5.00%	08/01/2045	25	26,122

				10,922,852

Colorado-1.69%
Adams & Weld Counties School District No. 27J Brighton, Series 2015, GO Bonds	5.00%	12/01/2040	10	10,519
Adams (County of), CO , Series 2015, Ref. COP	4.00%	12/01/2045	35	34,094
Adams 12 Five Star Schools, Series 2014, Ref. GO Bonds	5.00%	12/15/2025	25	27,050
Arapahoe County School District No. 5 Cherry Creek, Series 2017, GO Bonds	5.00%	12/15/2031	50	53,821
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.00%	12/01/2025	25	27,059
Board of Governors of Colorado State University System, Series 2015 A, RB	4.13%	03/01/2055	350	324,570
Colorado (State of), Series 2021 A, COP	5.00%	12/15/2025	80	86,165
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	5.00%	01/01/2025	165	174,354
Denver City & County School District No. 1, Series 2014 B, Ref. GO Bonds	5.00%	12/01/2025	150	158,480
Regional Transportation District, Series 2015, COP	5.00%	06/01/2027	165	174,867
University of Colorado, Series 2017 A-2, Ref. RB	5.00%	06/01/2025	190	202,923

				1,273,902

Connecticut-1.87%
Connecticut (State of), Series 2015 A, GO Bonds	5.00%	03/15/2027	200	212,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

223

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Connecticut-(continued)
Connecticut (State of), Series 2015 A, GO Bonds	5.00%	03/15/2028	$210	$222,439
Connecticut (State of), Series 2015 A, RB	5.00%	08/01/2029	80	85,376
Connecticut (State of), Series 2015 A, RB	5.00%	08/01/2033	95	100,927
Connecticut (State of), Series 2015 A, RB	5.00%	08/01/2034	250	265,112
Connecticut (State of), Series 2015 A, RB	5.00%	08/01/2035	40	42,372
Connecticut (State of), Series 2021 A, GO Bonds	4.00%	01/15/2025	105	108,526
Connecticut (State of), Series 2022 D, Ref. GO Bonds	5.00%	09/15/2025	100	107,182
Connecticut (State of) Health & Educational Facilities Authority (Yale University), Series 2018 A, Ref. RB	5.00%	07/01/2025	250	267,853

				1,411,789

Delaware-0.28%
Delaware (State of), Series 2017 A, Ref. GO Bonds	5.00%	01/01/2025	200	211,664

District of Columbia-0.60%
District of Columbia, Series 2015 A, GO Bonds	5.00%	06/01/2034	50	52,502
District of Columbia, Series 2015 A, GO Bonds	5.00%	06/01/2038	100	104,547
District of Columbia, Series 2017 D, GO Bonds	5.00%	06/01/2025	5	5,353
District of Columbia, Series 2018 B, Ref. GO Bonds	5.00%	06/01/2025	275	294,387

				456,789

Florida-3.34%
Central Florida Expressway Authority, Series 2016 B, Ref. RB	5.00%	07/01/2025	25	26,693
Citizens Property Insurance, Inc., Series 2015 A-1, RB	5.00%	06/01/2025	150	157,940
Florida (State of), Series 2016 A, Ref. RB	5.00%	07/01/2025	45	48,124
Florida (State of), Series 2017 A, Ref. RB	5.00%	07/01/2025	75	80,207
Florida (State of) Department of Environmental Protection (FL Forever), Series 2016 A, Ref. RB	5.00%	07/01/2025	65	69,623
FSU Financial Assistance, Inc., Series 2015 A, RB	4.25%	10/01/2045	50	50,033
Gainesville (City of), FL, Series 2017 A, RB(a)	5.00%	10/01/2025	10	10,728
Gainesville (City of), FL, Series 2017 A, RB	5.00%	10/01/2025	40	43,023
Hillsborough (County of), FL, Series 2015, RB	3.75%	10/01/2045	200	189,076
Hillsborough (County of), FL, Series 2015, Ref. RB	5.00%	11/01/2025	130	139,542
Jacksonville (City of), FL, Series 2015, Ref. RB	5.00%	10/01/2027	75	80,230
Jacksonville (City of), FL, Series 2015, Ref. RB	5.00%	10/01/2029	30	31,818
Jacksonville (City of), FL, Series 2015, Ref. RB	3.25%	10/01/2032	100	99,664
Miami (City of) & Dade (County of), FL School Board, Series 2015 A, Ref. COP	5.00%	05/01/2028	200	210,351
Miami (City of) & Dade (County of), FL School Board, Series 2015 A, Ref. COP	5.00%	05/01/2030	125	130,913
Miami Beach (City of), FL, Series 2015, RB	4.00%	09/01/2045	260	252,809
Miami Beach (City of), FL, Series 2015, RB	5.00%	09/01/2045	210	220,924
Miami-Dade (County of), FL, Series 2017 A, RB	5.00%	10/01/2032	10	10,552
Miami-Dade (County of), FL, Series 2017 A, RB	5.00%	10/01/2034	10	10,486
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami), Series 2015 A, Ref. RB	5.00%	04/01/2040	15	15,382
Palm Beach (County of), FL Solid Waste Authority, Series 2015, Ref. RB	5.00%	10/01/2028	100	106,072
Palm Beach County School District, Series 2015 D, Ref. COP	5.00%	08/01/2027	40	42,635
Palm Beach County School District, Series 2015 D, Ref. COP	5.00%	08/01/2030	220	232,650
School District of Broward County, Series 2015 B, Ref. COP	5.00%	07/01/2030	165	174,782
Tampa Bay (City of), FL, Series 2016 C, Ref. RB	5.00%	10/01/2025	65	69,633
Volusia (County of), FL Educational Facility Authority, Series 2015 B, RB(a)(b)	5.00%	04/15/2025	15	15,936

				2,519,826

Georgia-2.40%
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2040	205	215,355
Forsyth (County of), GA, Series 2019, GO Bonds	5.00%	09/01/2025	60	64,599
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2014 S, Ref. RB(a)(b)	5.25%	02/15/2025	100	106,697
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2014 S, Ref. RB(a)(b)	5.50%	02/15/2025	100	107,288
Georgia (State of), Series 2015 A, GO Bonds	5.00%	02/01/2027	20	21,241
Georgia (State of), Series 2018 A, GO Bonds	5.00%	07/01/2025	50	53,642

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

224

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Georgia-(continued)
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2015 A, RB	5.00%	07/01/2060	$175	$176,951
Georgia (State of) Road & Tollway Authority (Garvee), Series 2020, RB	5.00%	06/01/2025	50	53,373
Gwinnett (County of), GA Water & Sewerage Authority, Series 2021, Ref. RB	4.00%	08/01/2025	500	523,008
Gwinnett County School District, Series 2015, Ref. GO Bonds	5.00%	02/01/2031	55	58,910
Gwinnett County School District, Series 2015, Ref. GO Bonds	5.00%	02/01/2035	30	32,108
Metropolitan Atlanta Rapid Transit Authority, Series 2015 A, RB(a)(b)	5.00%	07/01/2025	200	213,998
Private Colleges & Universities Authority (Emory University), Series 2020 B, Ref. RB	5.00%	09/01/2025	170	182,674

				1,809,844

Hawaii-0.93%
Hawaii (State of), Series 2015 EZ, Ref. GO Bonds(a)(b)	5.00%	10/01/2025	150	161,615
Hawaii (State of), Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2025	130	139,825
Honolulu (City & County of), HI, Series 2015 B, Ref. GO Bonds	5.00%	10/01/2027	250	269,049
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2020 B, Ref. GO Bonds	5.00%	03/01/2025	125	132,889

				703,378

Illinois-7.81%
Chicago (City of), IL, Series 2004, Ref. RB	5.00%	11/01/2025	300	315,573
Chicago (City of), IL, Series 2005 D, Ref. GO Bonds	5.50%	01/01/2040	105	108,393
Chicago (City of), IL, Series 2015 A, GO Bonds	5.50%	01/01/2033	100	103,753
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2029	25	26,275
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2030	25	26,238
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2031	300	314,302
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2032	235	245,760
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2033	135	140,961
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2016 A, Ref. GO Bonds	5.00%	12/01/2025	1,020	1,092,783
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2025	50	53,506
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2025	75	78,613
Illinois (State of), Series 2020 B, GO Bonds	5.00%	10/01/2025	25	26,179
Illinois (State of), Series 2020 D, GO Bonds	5.00%	10/01/2025	45	47,121
Illinois (State of), Series 2021 A, GO Bonds	5.00%	03/01/2025	1,485	1,544,135
Illinois (State of) Finance Authority (Ascension Health), Series 2016 C, Ref. RB	5.00%	02/15/2025	475	503,292
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2015 A, Ref. RB	4.13%	11/15/2037	40	39,229
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB	5.00%	11/15/2028	20	21,085
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical), Series 2015, Ref. RB	5.00%	08/15/2035	230	236,632
Illinois (State of) Finance Authority (The University of Chicago), Series 2015 A, RB	5.00%	10/01/2035	15	15,796
Illinois (State of) Finance Authority (The University of Chicago), Series 2015 A, RB	5.00%	10/01/2040	100	104,855
Illinois (State of) Municipal Electric Agency, Series 2015 A, Ref. RB	4.00%	02/01/2035	500	503,986
Illinois (State of) Toll Highway Authority, Series 2014 C, RB	5.00%	01/01/2039	10	10,336
Illinois (State of) Toll Highway Authority, Series 2015 A, RB	5.00%	01/01/2037	15	15,704
Sales Tax Securitization Corp., Series 2017 A, Ref. RB	5.00%	01/01/2025	20	20,971
Sales Tax Securitization Corp., Series 2021 A, Ref. RB	5.00%	01/01/2025	45	47,186
Springfield (City of), IL, Series 2015, Ref. RB	5.00%	03/01/2028	20	20,994
Springfield (City of), IL, Series 2015, Ref. RB	5.00%	03/01/2029	65	68,055
Springfield (City of), IL, Series 2015, Ref. RB	5.00%	03/01/2031	20	20,852
Springfield (City of), IL, Series 2015, Ref. RB, (INS - AGM)(c)	4.00%	03/01/2040	115	115,277
Springfield (City of), IL, Series 2015, Ref. RB, (INS - AGM)(c)	5.00%	03/01/2040	30	31,270

				5,899,112

Indiana-1.87%
Indiana (State of) Finance Authority (Green Bonds), Series 2019, RB	5.00%	02/01/2025	300	318,756
Indiana (State of) Finance Authority (Indiana University Health Obligated Group), Series 2015 A, Ref. RB	4.00%	12/01/2040	560	545,735
Indiana University, Series 2015 A, Ref. RB	4.00%	06/01/2042	500	497,790
Indianapolis (City of), IN Department of Public Utilities, Series 2018 A, Ref. RB	5.00%	10/01/2025	45	48,387

				1,410,668

Kansas-0.38%
Kansas (State of) Department of Transportation, Series 2015, RB	5.00%	09/01/2033	200	211,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

225

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Kansas-(continued)
Sedgwick County Unified School District No. 259 Wichita, Series 2017 A, Ref. GO Bonds	4.00%	10/01/2025	$20	$20,913
University of Kansas Hospital Authority (KU Health System), Series 2015, Ref. RB	5.00%	09/01/2045	50	51,444

				283,877

Kentucky-0.73%
Kentucky (Commonwealth of) Economic Development Finance Authority, Series 2015 A, RB	4.25%	07/01/2035	125	125,396
Kentucky (State of) Asset Liability Commission, Series 2014, Ref. RB	5.00%	09/01/2025	100	104,648
Kentucky (State of) Municipal Power Agency, Series 2015 A, Ref. RB, (INS - NATL)(c)	4.00%	09/01/2039	230	230,025
Louisville (City of) & Jefferson (County of), KY Sewer District, Series 2016 A, RB	3.00%	05/15/2047	110	88,798

				548,867

Louisiana-1.85%
East Baton Rouge (Parish of), LA Sewerage Commission, Series 2014 B, Ref. RB(a)(b)	5.00%	02/01/2025	100	106,131
Louisiana (State of), Series 2015 A, Ref. RB(a)(b)	4.00%	05/01/2025	10	10,357
Louisiana (State of), Series 2015 A, Ref. RB(a)(b)	4.50%	05/01/2025	860	902,819
Louisiana (State of), Series 2015 A, Ref. RB(a)(b)	5.00%	05/01/2025	150	159,507
Louisiana (State of) Public Facilities Authority (Lafayette General Health System), Series 2016 A, Ref. RB(a)(b)	5.00%	11/01/2025	200	214,933

				1,393,747

Maryland-1.62%
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2025	130	138,491
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2025	100	107,460
Maryland (State of) Department of Transportation (Second Issue), Series 2018, RB	5.00%	10/01/2025	500	538,716
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Health System), Series 2015 A, Ref. RB	4.00%	05/15/2040	75	73,220
Maryland (State of) Health & Higher Educational Facilities Authority (Meritus Medical Center), Series 2015 A, Ref. RB	5.00%	07/01/2040	100	101,759
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2025	100	107,027
Montgomery (County of), MD, Series 2016 A, GO Bonds	5.00%	12/01/2025	150	158,683

				1,225,356

Massachusetts-3.79%
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	5.00%	07/01/2029	35	37,420
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	5.00%	07/01/2030	40	42,685
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	4.50%	07/01/2034	85	88,837
Massachusetts (Commonwealth of), Series 2015 C, GO Bonds	5.00%	07/01/2045	110	115,104
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2025	50	53,542
Massachusetts (Commonwealth of), Series 2016 E, GO Bonds	4.00%	04/01/2033	145	149,516
Massachusetts (Commonwealth of), Series 2016 E, GO Bonds	3.00%	04/01/2044	295	243,586
Massachusetts (Commonwealth of), Series 2016 E, GO Bonds	4.00%	04/01/2046	220	214,387
Massachusetts (Commonwealth of), Series 2019 A, Ref. GO Bonds	5.00%	01/01/2025	50	52,939
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2025	250	269,695
Massachusetts (Commonwealth of) (Rail Enhancement Program), Series 2015 A, RB	5.00%	06/01/2040	100	104,798
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2021, RB	4.00%	05/01/2025	250	260,036
Massachusetts (Commonwealth of) School Building Authority, Series 2015 C, Ref. RB	5.00%	08/15/2037	200	211,809
Massachusetts (State of) Bay Transportation Authority, Series 2015 B, Ref. RB(a)(b)	5.00%	07/01/2025	40	42,754
Massachusetts (State of) Development Finance Agency (Partners Healthcare System), Series 2015 O-1, RB	4.00%	07/01/2045	500	476,286
Massachusetts (State of) Port Authority, Series 2015 A, RB	5.00%	07/01/2045	100	104,778
Massachusetts (State of) School Building Authority, Series 2015 C, Ref. RB(a)(b)	5.00%	08/15/2025	70	75,228
Massachusetts (State of) School Building Authority, Series 2015 C, Ref. RB	5.00%	08/15/2029	200	214,663
University of Massachusetts Building Authority, Series 2015 1, RB	5.00%	11/01/2040	100	106,049

				2,864,112

Michigan-1.47%
Michigan (State of) Building Authority, Series 2015 I, Ref. RB	5.00%	04/15/2028	140	150,498
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2030	10	10,698
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2032	375	398,883
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2038	30	31,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

226

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Michigan-(continued)
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	10/15/2045	$300	$314,002
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2016, RB	5.00%	11/01/2044	100	104,738
Michigan (State of) Finance Authority (Great Lakes Water), Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2025	60	62,744
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2015, Ref. RB	5.00%	12/01/2025	35	37,318

				1,110,506

Minnesota-0.99%
Metropolitan Council, Series 2021 B, GO Bonds	5.00%	12/01/2025	175	189,245
Minnesota (State of), Series 2015 A, GO Bonds	5.00%	08/01/2029	225	240,930
Minnesota (State of), Series 2015 D, Ref. GO Bonds	5.00%	08/01/2027	5	5,360
St. Paul (City of), MN Housing & Redevelopment Authority (Healthpartners Obligated Group), Series 2015 A, Ref. RB	5.00%	07/01/2028	300	315,604

				751,139

Mississippi-0.72%
Mississippi (State of), Series 2015 A, GO Bonds(a)(b)	4.00%	10/01/2025	310	324,567
Mississippi (State of), Series 2015 C, Ref. GO Bonds	5.00%	10/01/2025	100	107,712
Mississippi (State of), Series 2015 F, GO Bonds(a)(b)	5.00%	11/01/2025	100	107,941

				540,220

Missouri-1.10%
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2015 A, RB	4.00%	01/01/2045	415	400,766
Missouri (State of) Health & Educational Facilities Authority (St. Anthony’s Medical Center), Series 2015 B, Ref. RB	4.00%	02/01/2040	40	37,969
Missouri (State of) Health & Educational Facilities Authority (The Children’s Mercy Hospital), Series 2017 A, RB	4.00%	05/15/2042	25	24,358
Missouri (State of) Highway & Transportation Commission, Series 2014 A, Ref. RB	5.00%	05/01/2025	250	260,611
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2015 A, Ref. RB	5.00%	12/01/2030	100	105,708

				829,412

Nebraska-0.46%
Douglas (County of), NE Hospital Authority No. 3 (NE Methodist Health), Series 2015, Ref. RB	4.13%	11/01/2036	65	64,652
Gretna (City of), NE, Series 2022, COP	5.00%	12/15/2025	100	105,063
Lincoln (City of), NE, Series 2015 A, Ref. RB	4.00%	09/01/2040	100	98,823
Public Power Generation Agency (Whelan Energy Center Unit 2), Series 2015, Ref. RB	5.00%	01/01/2028	75	78,868

				347,406

Nevada-1.07%
Clark (County of), NV, Series 2015, Ref. GO Bonds	4.00%	11/01/2035	285	288,353
Clark (County of), NV Department of Aviation, Series 2015 A, Ref. RB	5.00%	07/01/2040	210	219,674
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2025	170	181,435
Nevada (State of), Series 2015 B, Ref. GO Bonds	5.00%	11/01/2025	115	122,595

				812,057

New Jersey-2.74%
New Jersey (State of), Series 2014, GO Bonds(a)(b)	5.00%	06/01/2025	200	213,603
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2025	180	191,305
New Jersey (State of) Economic Development Authority, Series 2005 N-1, Ref. RB, (INS - AGM)(c)	5.50%	09/01/2025	40	43,081
New Jersey (State of) Economic Development Authority, Series 2015 XX, Ref. RB	5.00%	06/15/2025	370	390,613
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	5.00%	07/01/2025	200	213,376
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2025	270	280,046
New Jersey (State of) Transportation Trust Fund Authority, Series 2015 AA, RB	5.25%	06/15/2031	100	104,637
New Jersey (State of) Turnpike Authority, Series 2014 C, Ref. RB	5.00%	01/01/2025	70	73,887
New Jersey (State of) Turnpike Authority, Series 2015 E, RB	5.00%	01/01/2045	535	553,164
New Jersey (State of) Turnpike Authority, Series 2017 E, Ref. RB	5.00%	01/01/2025	5	5,278

				2,068,990

New York-16.42%
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2022, Ref. RB	5.00%	05/01/2025	100	106,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

227

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
Metropolitan Transportation Authority, Series 2015 B, RB	4.00%	11/15/2045	$235	$211,232
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2025	200	211,408
Metropolitan Transportation Authority, Subseries 2015 C-1, Ref. RB	5.00%	11/15/2029	265	277,372
Metropolitan Transportation Authority (Green Bonds), Series 2017 A2, Ref. RB	5.00%	11/15/2025	200	211,366
Monroe County Industrial Development Corp. (University of Rochester), Series 2015 A, Ref. RB	4.00%	07/01/2039	250	245,212
New York & New Jersey (States of) Port Authority, One Hundred Ninety Fourth Series 2015, Ref. RB	5.00%	10/15/2030	100	107,243
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2027	75	79,813
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2030	70	74,418
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2045	35	36,546
New York & New Jersey (States of) Port Authority, Series 2022, Ref. RB	4.00%	12/01/2025	100	104,914
New York (City of), NY, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2026	690	729,968
New York (City of), NY, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2028	420	443,115
New York (City of), NY, Series 2015 F-1, GO Bonds	3.50%	06/01/2033	10	10,083
New York (City of), NY, Series 2015 F-1, GO Bonds	3.75%	06/01/2037	75	75,388
New York (City of), NY, Series 2015 FF, Ref. RB	5.00%	06/15/2029	90	96,129
New York (City of), NY, Series 2015 FF, Ref. RB	5.00%	06/15/2039	200	210,033
New York (City of), NY, Series 2015, Ref. RB	5.00%	06/15/2046	25	26,030
New York (City of), NY, Series 2017 1, GO Bonds	5.00%	08/01/2025	175	187,441
New York (City of), NY, Series 2017 C, Ref. GO Bonds	5.00%	08/01/2025	200	214,219
New York (City of), NY, Series 2019 E, Ref. GO Bonds	5.00%	08/01/2025	110	117,820
New York (City of), NY Municipal Water Finance Authority, Series 2020, RB	5.00%	06/15/2027	425	459,568
New York (City of), NY Transitional Finance Authority, Series 2015 A1, RB	5.00%	08/01/2037	85	89,985
New York (City of), NY Transitional Finance Authority, Series 2015 A-1, RB	5.00%	08/01/2031	300	318,544
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB	5.00%	07/15/2027	150	160,035
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB	5.00%	07/15/2034	35	37,033
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB	5.00%	07/15/2035	25	26,181
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB	5.00%	07/15/2040	200	209,812
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB	4.00%	07/15/2042	250	239,566
New York (City of), NY Transitional Finance Authority, Series 2015 S-1, RB	5.00%	07/15/2040	75	78,071
New York (City of), NY Transitional Finance Authority, Series 2015 S-2, RB	5.00%	07/15/2035	500	528,330
New York (City of), NY Transitional Finance Authority, Series 2015, RB	5.00%	02/01/2032	185	194,472
New York (City of), NY Transitional Finance Authority, Series 2017, RB	5.00%	11/01/2025	100	107,593
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2025	50	53,796
New York (City of), NY Transitional Finance Authority, Subseries 2015 B-1, RB	5.00%	11/01/2032	180	191,969
New York (City of), NY Transitional Finance Authority, Subseries 2015 B-1, RB	5.00%	11/01/2035	150	159,786
New York (City of), NY Transitional Finance Authority, Subseries 2015 B-1, RB	5.00%	11/01/2038	75	79,589
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	02/15/2025	100	103,731
New York (State of) Dormitory Authority, Series 2014 E, Ref. RB	5.00%	02/15/2044	200	206,935
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2025	200	212,555
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2027	200	212,200
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2030	100	105,695
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2032	85	89,520
New York (State of) Dormitory Authority, Series 2015 B, RB(a)	5.00%	02/15/2025	105	111,591
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	02/15/2027	40	42,363
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	03/15/2031	200	213,759
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	03/15/2033	175	186,828
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	03/15/2042	40	42,212
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	02/15/2044	575	594,938
New York (State of) Dormitory Authority, Series 2015 E, Ref. RB	4.00%	03/15/2027	150	156,801
New York (State of) Dormitory Authority, Series 2016 D, Ref. RB(a)	5.00%	02/15/2025	100	106,277
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	10/01/2025	100	107,435
New York (State of) Dormitory Authority, Series 2020 A, RB(a)(b)	5.00%	10/01/2025	200	215,239
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2025	100	106,277
New York (State of) Dormitory Authority, Series 2022 A, RB, (INS - BAM)(c)	5.00%	10/01/2025	50	53,810
New York (State of) Dormitory Authority (Barnard College), Series 2015 A, Ref. RB	5.00%	07/01/2043	200	205,090
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB	5.00%	07/01/2040	45	46,214
New York (State of) Dormitory Authority (New York University), Series 2015 A, Ref. RB	5.00%	07/01/2035	105	110,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

228

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
New York (State of) Thruway Authority, Series 2014 K, Ref. RB	5.00%	01/01/2025	$110	$116,159
New York (State of) Thruway Authority, Series 2014 K, Ref. RB	5.00%	01/01/2028	200	210,176
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2033	95	99,604
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	4.00%	11/15/2045	210	199,346
New York State Urban Development Corp., Series 2015 A, Ref. RB	5.00%	03/15/2027	20	21,388
New York State Urban Development Corp., Series 2015 A, Ref. RB	5.00%	03/15/2028	15	16,018
New York State Urban Development Corp., Series 2015 A, Ref. RB	5.00%	03/15/2033	150	159,102
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2025	100	106,142
Triborough Bridge & Tunnel Authority, Series 2008 B-3, RB	5.00%	11/15/2034	405	430,450
Triborough Bridge & Tunnel Authority, Series 2021 A, RB	5.00%	11/01/2025	500	537,490
Utility Debt Securitization Authority, Series 2015, Ref. RB	5.00%	06/15/2027	260	277,055
Utility Debt Securitization Authority, Series 2015, Ref. RB	5.00%	12/15/2033	150	160,239
Utility Debt Securitization Authority, Series 2015, Ref. RB	5.00%	12/15/2036	75	79,490
Utility Debt Securitization Authority, Series 2015, Ref. RB	4.00%	12/15/2037	50	50,368

				12,403,959

North Carolina-0.98%
Charlotte (City of), NC, Series 2015, Ref. RB	5.00%	07/01/2025	110	117,980
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems), Series 2016, Ref. RB	5.00%	01/15/2025	135	142,776
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2025	100	106,845
North Carolina (State of) (Vehicle-Garvee), Series 2015, RB	5.00%	03/01/2027	150	158,834
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2015 B, Ref. RB(a)(b)	5.00%	10/01/2025	200	215,486

				741,921

Ohio-1.97%
Bowling Green State University, Series 2016 A, RB	5.00%	06/01/2042	100	103,816
Cincinnati City School District (Classroom Construction & Improvement), Series 2006, Ref. GO Bonds, (INS - NATL)(c)	5.25%	12/01/2025	200	217,441
Columbus (City of), OH, Series 2014, Ref. RB	5.00%	06/01/2025	25	26,419
Columbus (City of), OH, Series 2016 1, Ref. GO Bonds	5.00%	07/01/2025	150	160,669
Columbus (City of), OH, Series 2021 A, GO Bonds	5.00%	04/01/2025	100	106,511
Ohio (State of), Series 2017 A, GO Bonds	5.00%	05/01/2032	150	158,593
Ohio (State of), Series 2017 A, GO Bonds	5.00%	05/01/2034	270	284,541
Ohio (State of), Series 2017 A, GO Bonds	5.00%	05/01/2035	180	189,552
Ohio (State of) (Garvee), Series 2018 1, RB	5.00%	12/15/2025	85	91,858
Willoughby-Eastlake City School District, Series 2016, GO Bonds(a)(b)	5.00%	12/01/2025	140	151,168

				1,490,568

Oklahoma-0.52%
Canadian (County of), OK Educational Facilities Authority (Mustang Public Schools), Series 2017, RB	4.00%	09/01/2025	75	78,078
Cleveland (County of), OK Educational Facilities Authority (Norman Public Schools), Series 2019, RB	5.00%	06/01/2025	65	69,332
Oklahoma (State of) Capitol Improvement Authority (Department of Transportation), Series 2020, Ref. RB	5.00%	07/01/2025	130	138,878
Tulsa (City of), OK Public Facilities Authority, Series 2019, RB	5.00%	06/01/2025	100	106,747

				393,035

Oregon-0.87%
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB	5.00%	11/15/2025	10	10,555
Oregon (State of) Department of Transportation, Series 2017 A, RB	5.00%	11/15/2025	500	540,009
Oregon (State of) Lottery, Series 2015 D, Ref. RB	5.00%	04/01/2027	100	106,304

				656,868

Pennsylvania-3.67%
Commonwealth Financing Authority, Series 2015 A, RB	5.00%	06/01/2033	100	105,762
Commonwealth Financing Authority, Series 2015 A, RB	5.00%	06/01/2035	285	300,803
Lehigh (County of), PA (Lehigh Valley Health Network), Series 2015, RB	4.13%	07/01/2040	100	98,679
Monroeville Finance Authority, Series 2012, RB	5.00%	02/15/2025	105	110,715
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2025	95	100,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

229

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2028	$500	$527,848
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2029	195	205,370
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2033	100	104,146
Pennsylvania (Commonwealth of), First Series 2016, Ref. GO Bonds	5.00%	09/15/2025	120	128,909
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University), Series 2015 A, Ref. RB	5.00%	09/01/2045	35	35,767
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University), Series 2015, Ref. RB	5.00%	09/01/2039	100	102,771
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2015, Ref. RB	5.00%	08/15/2040	100	103,856
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2015 A-1, Ref. RB	5.00%	12/01/2025	5	5,327
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2015 A-1, Ref. RB	4.00%	12/01/2041	95	93,218
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2015 A-1, Ref. RB	5.00%	12/01/2045	250	257,289
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016, Ref. RB	5.00%	06/01/2027	200	214,373
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016, Ref. RB	5.00%	06/01/2030	150	159,781
Westmoreland (County of), PA Municipal Authority, Series 2016, Ref. RB, (INS - BAM)(c)	5.00%	08/15/2038	110	116,790

				2,772,343

South Carolina-0.65%
Charleston (City of), SC, Series 2015, RB(a)(b)	5.00%	01/01/2025	200	211,851
South Carolina (State of) Jobs-Economic Development Authority (Furman University), Series 2015, Ref. RB	4.00%	10/01/2038	25	25,012
South Carolina (State of) Public Service Authority, Series 2015 A, Ref. RB	5.00%	12/01/2050	210	212,869
Spartanburg (City of), SC Sanitary Sewer District, Series 2014 B, Ref. RB	4.00%	03/01/2040	45	44,604

				494,336

Tennessee-0.47%
Jackson (City of), TN (Jackson-Madison), Series 2015, Ref. RB	4.00%	04/01/2041	25	23,634
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2015 C, GO Bonds(a)(b) .	5.00%	07/01/2025	40	42,856
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2016, Ref. GO Bonds	5.00%	01/01/2025	170	180,034
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2017, GO Bonds	5.00%	07/01/2025	5	5,356
Tennessee (State of) School Bond Authority, Series 2015 B, RB(a)(b)	5.00%	11/01/2025	10	10,794
Tennessee (State of) School Bond Authority, Series 2015 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2025	85	91,642

				354,316

Texas-10.24%
Austin (City of), TX, Series 2015, Ref. GO Bonds	2.95%	09/01/2027	180	182,085
Austin Community College District, Series 2015, GO Bonds	5.00%	08/01/2035	150	158,840
Bexar (County of), TX, Series 2016, Ref. GO Bonds(a)(b)	4.00%	06/15/2025	250	260,680
Central Texas Regional Mobility Authority, Series 2015, RB(a)(b)	5.00%	07/01/2025	500	534,288
Clint Independent School District, Series 2015, GO Bonds(a)(b)	5.00%	08/15/2025	65	69,451
Corpus Christi (City of), TX, Series 2015, RB	5.00%	07/15/2040	100	104,500
Cypress-Fairbanks Independent School District, Series 2015, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2032	215	220,921
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2025	75	77,689
Dallas (City of), TX Area Rapid Transit, Series 2016 A, Ref. RB(a)(b)	5.00%	12/01/2025	150	161,722
Dallas (City of), TX Area Rapid Transit, Series 2016 A, Ref. RB(a)(b)	5.00%	12/01/2025	200	215,629
Dallas (City of), TX Independent School District, Series 2015, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2025	20	21,221
Dallas (City of), TX Independent School District, Series 2016 A, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2025	205	217,512
Harris (County of), TX, Series 2015 A, Ref. GO Bonds	5.00%	10/01/2027	70	75,183
Harris (County of), TX, Series 2015 A, Ref. GO Bonds	5.00%	10/01/2029	155	165,905
Harris (County of), TX, Series 2016 A, Ref. RB	5.00%	08/15/2025	380	408,712
Harris (County of), TX Metropolitan Transit Authority, Series 2016 A, Ref. RB	5.00%	11/01/2025	130	139,871
Houston (City of), TX, Series 2014 C, Ref. RB	5.00%	05/15/2025	255	265,801
Houston (City of), TX, Series 2016 B, Ref. RB	5.00%	11/15/2025	200	215,490
Lewisville Independent School District, Series 2016 B, Ref. GO Bonds	5.00%	08/15/2028	115	122,739

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

230

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas-(continued)
Lower Colorado River Authority, Series 2015, Ref. RB	4.00%	05/15/2045	$250	$231,815
North East Independent School District, Series 2015, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/01/2031	160	170,909
North Texas Municipal Water District, Series 2015, Ref. RB	5.00%	09/01/2029	200	213,952
North Texas Tollway Authority, Series 2015 A, Ref. RB	5.00%	01/01/2032	100	104,763
North Texas Tollway Authority, Series 2015 A, Ref. RB	5.00%	01/01/2033	200	209,153
North Texas Tollway Authority, Series 2015 A, Ref. RB	5.00%	01/01/2035	115	119,867
Northwest Independent School District, Series 2015, GO Bonds(a)(b)	5.00%	02/15/2025	65	68,968
Permanent University Fund - University of Texas System, Series 2014 B, Ref. RB	5.00%	07/01/2025	145	151,657
Port Arthur Independent School District, Series 2015 A, GO Bonds(a)(b)	5.00%	02/15/2025	450	475,816
Rockwall Independent School District, Series 2016, GO Bonds(a)(b)	5.00%	02/15/2025	175	185,040
SA Energy Acquisition Public Facility Corp., Series 2007, RB	5.50%	08/01/2025	100	105,191
San Antonio (City of), TX, Series 2012, Ref. RB	5.25%	02/01/2025	270	287,603
Tarrant (County of), TX Regional Water District, Series 2015, Ref. RB	5.00%	03/01/2029	150	158,345
Tarrant County Cultural Education Facilities Finance Corp., Series 2016 A, Ref. RB	5.00%	02/15/2025	50	52,978
Texas (State of), Series 2015 A, Ref. GO Bonds	5.00%	10/01/2027	150	161,383
Texas (State of), Series 2015 A, Ref. GO Bonds	5.00%	10/01/2028	100	107,465
Texas (State of), Series 2015 A, Ref. GO Bonds	5.00%	10/01/2035	200	212,423
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2030	305	326,145
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2040	115	122,546
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2045	100	106,500
Texas A&M University, Series 2017 E, Ref. RB	5.00%	05/15/2025	125	133,506
Texas Municipal Gas Acquisition & Supply Corp. III, Series 2021, Ref. RB	5.00%	12/15/2025	100	103,921
Texas State University Board of Regents, Series 2017 A, Ref. RB	5.00%	03/15/2025	135	143,509
Ysleta Independent School District, Series 2016, GO Bonds(a)(b)	5.00%	08/15/2025	155	165,843

				7,737,537

Utah-0.42%
Utah (State of), Series 2018, GO Bonds	5.00%	07/01/2025	100	107,255
Utah (State of) Transit Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	06/15/2025	140	149,653
Utah (State of) Transit Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	06/15/2025	60	64,137

				321,045

Vermont-0.03%
University of Vermont & State Agricultural College, Series 2015, Ref. RB	5.00%	10/01/2045	20	20,781

Virginia-1.94%
Fairfax (County of), VA, Series 2020 A, Ref. GO Bonds	4.00%	10/01/2025	75	78,570
University of Virginia, Series 2015 A-1, RB	4.00%	04/01/2045	150	150,732
Upper Occoquan Sewage Authority, Series 2014, Ref. RB(a)(b)	5.00%	07/01/2025	500	535,705
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2025	120	128,426
Virginia (State of) College Building Authority, Series 2015 A, RB(a)(b)	5.00%	02/01/2025	40	42,452
Virginia (State of) College Building Authority, Series 2015 A, RB	5.00%	02/01/2025	215	228,181
Virginia (State of) College Building Authority (21st Century College), Series 2020, RB	5.00%	02/01/2025	130	137,970
Virginia (State of) Public Building Authority, Series 2016 B, Ref. RB	5.00%	08/01/2025	65	69,754
Virginia (State of) Public School Authority, Series 2014, Ref. RB	4.00%	08/01/2025	90	92,326

				1,464,116

Washington-5.29%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB(a)(b)	5.00%	11/01/2025	30	32,421
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB(a)(b)	5.00%	11/01/2025	75	81,051
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB(a)(b)	5.00%	11/01/2025	75	81,051
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB(a)(b)	5.00%	11/01/2025	150	162,103
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2029	100	106,631
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2032	75	79,404
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2033	170	179,650
Energy Northwest (No. 3), Series 2018, Ref. RB	5.00%	07/01/2025	500	534,854
King (County of), WA, Series 2015, Ref. GO Bonds(a)(b)	5.00%	01/01/2025	115	121,814
King (County of), WA, Series 2015, Ref. RB(a)(b)	5.00%	01/01/2025	40	42,370
King (County of), WA, Series 2015, Ref. RB(a)(b)	5.00%	01/01/2025	55	58,259

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

231

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Washington-(continued)
King (County of), WA, Series 2015, Ref. RB	4.00%	07/01/2045	$75	$73,687
Snohomish (County of), WA Public Utility District No. 1, Series 2015, RB	5.00%	12/01/2045	20	21,070
Snohomish County School District No. 201 Snohomish, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2027	10	10,782
Washington (State of), Series 2014 R, Ref. GO Bonds	5.00%	07/01/2028	45	47,583
Washington (State of), Series 2014 R, Ref. GO Bonds	5.00%	07/01/2029	10	10,560
Washington (State of), Series 2014 R, Ref. GO Bonds	5.00%	07/01/2030	125	131,911
Washington (State of), Series 2015 A-1, GO Bonds	5.00%	08/01/2031	200	213,462
Washington (State of), Series 2015 A-1, GO Bonds	5.00%	08/01/2035	1,000	1,060,950
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2026	15	15,882
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2029	115	121,439
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2031	140	147,610
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2033	200	210,269
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2025	250	268,284
Washington (State of) Health Care Facilities Authority, Series 2015, Ref. RB	4.00%	07/01/2036	110	105,220
Washington (State of) Health Care Facilities Authority (Multicare Health System), Series 2015 B, Ref. RB	5.00%	08/15/2030	35	37,028
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance), Series 2014, Ref. RB	5.00%	03/01/2038	40	40,921

				3,996,266

Wisconsin-0.84%
Wisconsin (State of), Series 2015, Ref. GO Bonds	5.00%	05/01/2027	165	176,074
Wisconsin (State of), Series 2017 A, GO Bonds	5.00%	05/01/2027	250	266,778
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center), Series 2015, RB	4.25%	06/01/2041	200	189,943

				632,795

TOTAL INVESTMENTS IN SECURITIES(d)-98.82% (Cost $77,348,803)				74,642,584
OTHER ASSETS LESS LIABILITIES-1.18%				887,788

NET ASSETS-100.00%				$75,530,372

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

232

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

August 31, 2022

Schedule of Investments

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations-98.84%
Alabama-0.87%
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2016 A, RB(a)(b)	5.00%	09/01/2026	$120	$131,605
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 B, Ref. RB(a)	5.00%	09/01/2026	20	21,974
Tuscaloosa (City of), AL Board of Education, Series 2016, Revenue Wts.(a)(b)	5.00%	08/01/2026	60	65,688
UAB Medicine Finance Authority, Series 2016 B, Ref. RB	3.63%	09/01/2041	20	17,967
UAB Medicine Finance Authority, Series 2016 B, Ref. RB	5.00%	09/01/2041	125	129,835

				367,069

Arizona-1.07%
Arizona (State of) Sports & Tourism Authority, Series 2022, Ref. RB, (INS - BAM)(c)	5.00%	07/01/2026	100	108,108
Arizona State University (Green Bonds), Series 2016 B, RB	5.00%	07/01/2042	200	212,767
Phoenix (City of), AZ Industrial Development Authority (The) (Eastern Kentucky University), Series 2016, RB	4.00%	10/01/2047	70	63,763
Phoenix Civic Improvement Corp., Series 2017, Ref. RB	5.00%	07/01/2029	40	43,532
Phoenix Civic Improvement Corp., Series 2017, Ref. RB	5.00%	07/01/2034	25	26,876

				455,046

California-15.44%
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(c)	4.00%	10/01/2037	100	100,847
Alameda (County of), CA Joint Powers Authority (Juvenile Justice), Series 2016, Ref. RB	4.00%	12/01/2034	25	25,440
California (State of), Series 2016, GO Bonds	5.00%	09/01/2029	25	27,408
California (State of), Series 2016, GO Bonds	3.00%	09/01/2046	5	4,005
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2032	420	458,766
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2033	100	108,768
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2026	130	143,436
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2036	100	107,655
California (State of), Series 2018, GO Bonds	5.00%	10/01/2026	15	16,343
California (State of), Series 2018, GO Bonds	5.00%	10/01/2026	210	231,301
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2026	75	82,607
California (State of), Series 2020, GO Bonds	3.00%	03/01/2026	100	101,783
California (State of), Series 2022, GO Bonds	5.00%	04/01/2026	20	21,794
California (State of) (Bid Group C), Series 2016, Ref. GO Bonds	5.00%	08/01/2030	25	27,342
California (State of) (Bid Group C), Series 2016, Ref. GO Bonds	5.00%	08/01/2033	210	228,095
California (State of) (Bid Group C), Series 2018, Ref. GO Bonds	5.00%	08/01/2026	50	54,877
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2026	165	183,147
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB(a)(b)	5.00%	04/01/2026	20	21,837
California (State of) Health Facilities Financing Authority (Adventist Health System), Series 2016 A, Ref. RB	4.00%	03/01/2039	55	53,154
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2015, Ref. RB	5.00%	11/15/2026	10	10,784
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 B, Ref. RB	4.00%	08/15/2039	70	70,009
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health), Series 2016 A, Ref. RB	4.00%	10/01/2047	25	23,698
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB(a)(b)	5.00%	11/15/2026	40	44,272
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB	5.00%	11/15/2046	60	62,791
California (State of) Infrastructure & Economic Development Bank (Green Bonds), Series 2016, RB	5.00%	10/01/2028	45	49,057
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital), Series 2017, Ref. RB	5.00%	10/15/2047	200	204,371
California (State of) Public Works Board, Series 2015 F, Ref. RB	5.00%	05/01/2026	35	37,322
California (State of) Public Works Board, Series 2017 B, Ref. RB	5.00%	10/01/2026	30	32,982
California (State of) Public Works Board (Various Capital), Series 2016 A, Ref. RB	4.00%	11/01/2032	220	228,329
California (State of) Public Works Board (Various Capital), Series 2016 C, Ref. RB	5.00%	11/01/2026	25	27,532
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	4.00%	08/15/2041	60	58,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California-(continued)
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	4.00%	08/15/2046	$190	$180,411
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2041	100	106,835
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2045	100	106,390
Central Unified School District (Election of 2016), Series 2018 B, GO Bonds	4.00%	08/01/2048	200	191,744
Chabot-Las Positas Community College District, Series 2016, Ref. GO Bonds	4.00%	08/01/2034	40	41,126
Fresno Unified School District, Series 2002 A, Ref. GO Bonds, (INS - NATL)(c)	6.00%	08/01/2026	25	26,424
Grossmont Union High School District (Election of 2008), Series 2016 B, Ref. GO Bonds	3.00%	08/01/2045	125	97,734
Hayward Unified School District, Series 2017, GO Bonds, (INS - AGM)(c)	3.50%	08/01/2037	45	43,712
Hayward Unified School District, Series 2017, GO Bonds, (INS - AGM)(c)	4.00%	08/01/2042	150	147,833
Imperial Irrigation District, Series 2016 C, Ref. RB	5.00%	11/01/2036	250	267,531
Imperial Irrigation District, Series 2016 C, Ref. RB	5.00%	11/01/2038	25	26,684
Irvine Ranch Water District, Series 2016, RB	5.25%	02/01/2046	30	32,358
Livermore Valley Joint Unified School District (Measure J), Series 2016, GO Bonds	3.00%	08/01/2046	120	92,730
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2020 A, Ref. RB	5.00%	05/15/2026	120	131,241
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2041	50	53,073
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	100	105,669
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, Ref. RB	5.00%	07/01/2026	5	5,425
Los Angeles (City of), CA Department of Water & Power, Series 2021 A, RB	5.00%	07/01/2026	250	273,394
Los Angeles Community College District (Election of 2008), Series 2019 K, GO Bonds	3.00%	08/01/2039	250	216,301
Los Angeles Unified School District, Series 2017 A, Ref. GO Bonds	5.00%	07/01/2026	25	27,447
Metropolitan Water District of Southern California, Series 2020 A, Ref. RB	5.00%	07/01/2026	150	164,566
Montebello Unified School District (Election of 2016), Series 2016 A, GO Bonds	5.00%	08/01/2041	100	105,647
Municipal Improvement Corp. of Los Angeles, Series 2016 B, Ref. RB	5.00%	11/01/2030	195	213,963
Palomar Health, Series 2016 B, Ref. GO Bonds	4.00%	08/01/2035	20	20,159
Palomar Health, Series 2016 B, Ref. GO Bonds	4.00%	08/01/2036	200	201,127
Sacramento (County of), CA, Series 2016 B, Ref. RB	5.00%	07/01/2041	30	31,539
San Diego (City of), CA Public Facilities Financing Authority, Series 2015, Ref. RB	4.00%	05/15/2026	20	20,862
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 B, Ref. RB	5.00%	08/01/2037	60	64,909
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2041	125	133,405
San Diego Community College District, Series 2016, Ref. GO Bonds(a)(b)	4.00%	08/01/2026	115	122,254
San Diego Unified School District, Series 2016 1, Ref. GO Bonds	4.00%	07/01/2032	20	20,868
San Diego Unified School District, Series 2016 R-5, Ref. GO Bonds	5.00%	07/01/2029	30	32,832
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019 D, Ref. RB	5.00%	05/01/2026	35	38,207
San Francisco (City of), CA Public Utilities Commission, Series 2016, Ref. RB	5.00%	11/01/2032	40	43,799
Sweetwater Union High School District (Election of 2006), Series 2016 B, GO Bonds, (INS - AGM)(c)	3.38%	08/01/2040	80	70,862
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	25	26,648
Victor Valley Union High School District, Series 2016 A, Ref. GO Bonds, (INS - BAM)(c)	3.00%	08/01/2034	20	18,878
West Hollywood (City of), CA Public Financing Authority (Park Phase II), Series 2016, Ref. RB	3.00%	04/01/2041	125	104,446
Western Placer Unified School District, Series 2016, Ref. COP, (INS - AGM)(c)	3.13%	08/01/2047	120	96,160

				6,553,047

Colorado-2.21%
Adams 12 Five Star Schools, Series 2016 B, Ref. GO Bonds	5.00%	12/15/2030	150	163,814
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.00%	12/01/2026	20	22,123
Aurora (City of), CO (Green Bonds), Series 2016, Ref. RB(a)(b)	5.00%	08/01/2026	25	27,419
Colorado (State of) Health Facilities Authority (Vail Valley Medical Center), Series 2015, RB	4.00%	01/15/2045	110	106,688
Colorado (State of) Higher Education, Series 2014 A, Ref. COP	5.00%	11/01/2026	30	33,026
Colorado Springs (City of), CO, Series 2018 A-1, Ref. RB	5.00%	11/15/2026	30	33,064
Commerce (City of), CO, Series 2016, RB(a)(b)	5.00%	08/01/2026	55	60,106
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	11/15/2032	10	10,820
Denver (City & County of), CO (Convention Center Expansion), Series 2018 A, COP	5.38%	06/01/2043	215	231,037
Denver City & County School District No. 1, Series 2016, Ref. GO Bonds	4.00%	12/01/2026	25	26,243
Denver City & County School District No. 1, Series 2017, GO Bonds	5.00%	12/01/2031	10	10,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

234

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Colorado-(continued)
Denver City & County School District No. 1, Series 2017, GO Bonds	5.00%	12/01/2038	$90	$96,870
Regional Transportation District, Series 2015, COP	5.00%	06/01/2026	110	116,818

				938,924

Connecticut-1.43%
Connecticut (State of), Series 2015 F, GO Bonds	5.00%	11/15/2026	25	26,881
Connecticut (State of), Series 2016 A, RB	5.00%	09/01/2026	100	109,312
Connecticut (State of), Series 2016 A, RB	4.00%	09/01/2035	25	25,389
Connecticut (State of), Series 2016 E, GO Bonds	3.00%	10/15/2032	50	48,448
Connecticut (State of), Series 2018 B, RB	5.00%	10/01/2026	55	60,220
Connecticut (State of), Series 2018 C, GO Bonds	5.00%	06/15/2026	100	108,846
Connecticut (State of), Series 2018 E, GO Bonds	5.00%	09/15/2026	130	142,214
Connecticut (State of), Series 2019 A, GO Bonds	5.00%	04/15/2026	20	21,696
Connecticut (State of), Series 2020 A, GO Bonds	5.00%	01/15/2026	60	64,755

				607,761

District of Columbia-1.66%
District of Columbia, Series 2016 A, GO Bonds	5.00%	06/01/2030	50	53,953
District of Columbia, Series 2016 A, GO Bonds	5.00%	06/01/2032	175	187,866
District of Columbia, Series 2016 D, GO Bonds	5.00%	06/01/2041	15	15,966
District of Columbia, Series 2016 E, Ref. GO Bonds	5.00%	06/01/2031	35	37,991
District of Columbia Water & Sewer Authority, Series 2016 A, Ref. RB	5.00%	10/01/2030	15	16,163
District of Columbia Water & Sewer Authority, Series 2016 A, Ref. RB	5.00%	10/01/2031	15	16,126
District of Columbia Water & Sewer Authority, Series 2016 A, Ref. RB	5.00%	10/01/2036	250	266,919
Washington Convention & Sports Authority, Series 2018 A, Ref. RB	5.00%	10/01/2026	100	109,450

				704,434

Florida-4.02%
Central Florida Expressway Authority, Series 2016 B, Ref. RB	5.00%	07/01/2034	100	106,830
Central Florida Expressway Authority, Series 2016 B, Ref. RB	4.00%	07/01/2035	100	101,370
Florida (State of) Department of Management Services, Series 2018 A, Ref. COP	5.00%	11/01/2026	140	153,828
Florida (State of) Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	10/01/2028	75	81,541
Florida (State of) Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	10/01/2029	40	43,408
Hillsborough (County of), FL, Series 2016, RB	3.00%	08/01/2046	255	214,153
Hillsborough (County of), FL School Board (Master Lease Program), Series 2015 A, Ref. COP	5.00%	07/01/2026	120	127,552
Miami (City of) & Dade (County of), FL School Board, Series 2015 D, Ref. COP	5.00%	02/01/2028	25	26,660
Miami-Dade (County of), FL, Series 2015, Ref. RB	5.00%	10/01/2026	100	107,312
Miami-Dade (County of), FL, Series 2016 A, Ref. GO Bonds	5.00%	07/01/2029	30	32,455
Miami-Dade (County of), FL, Series 2016 A, Ref. GO Bonds	5.00%	07/01/2031	65	70,025
Miami-Dade (County of), FL, Series 2016 A, Ref. RB	5.00%	10/01/2041	100	104,322
Miami-Dade (County of), FL Expressway Authority, Series 2016 A, Ref. RB	5.00%	07/01/2029	125	132,655
Miami-Dade (County of), FL Transit System, Series 2015, Ref. RB	5.00%	07/01/2026	10	10,703
Orange (County of), FL School Board, Series 2016 C, Ref. COP	5.00%	08/01/2033	10	10,793
Orange (County of), FL School Board, Series 2016 C, Ref. COP	5.00%	08/01/2034	10	10,777
Orange (County of), FL School Board, Series 2017, Ref. COP	5.00%	08/01/2026	50	54,544
Port St. Lucie (City of), FL, Series 2016, Ref. RB	5.00%	09/01/2029	20	21,862
Port St. Lucie (City of), FL, Series 2016, Ref. RB	4.00%	09/01/2031	145	151,786
School District of Broward County, Series 2015 A, Ref. COP	5.00%	07/01/2026	55	58,725
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2026	10	10,850
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2027	25	27,072
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2028	25	26,974
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2032	20	21,466

				1,707,663

Georgia-1.81%
DeKalb (County of), GA, Series 2006 B, Ref. RB, (INS - AGM)(c)	5.25%	10/01/2032	70	76,844
Georgia (State of), Series 2015 A, GO Bonds	5.00%	02/01/2026	75	79,671
Georgia (State of), Series 2016 E, Ref. GO Bonds	5.00%	12/01/2026	70	77,489
Georgia (State of), Series 2017 A-1, Ref. GO Bonds	5.00%	02/01/2026	150	163,064

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

235

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Georgia-(continued)
Main Street Natural Gas, Inc., Series 2007 A, RB	5.50%	09/15/2026	$170	$182,255
Metropolitan Atlanta Rapid Transit Authority, Series 2016 B, Ref. RB	5.00%	07/01/2030	35	38,140
Metropolitan Atlanta Rapid Transit Authority, Series 2016 B, Ref. RB	5.00%	07/01/2033	50	54,043
Private Colleges & Universities Authority (Emory University), Series 2016 B, Ref. RB	4.00%	10/01/2038	60	60,334
Sandy Springs (City of), GA Public Facilities Authority (City Center), Series 2015, RB(a)(b)	5.00%	05/01/2026	35	38,182

				770,022

Hawaii-0.89%
Hawaii (State of), Series 2016 FG, GO Bonds	5.00%	10/01/2028	75	82,179
Hawaii (State of), Series 2016 FG, GO Bonds	5.00%	10/01/2031	85	92,379
Hawaii (State of), Series 2016 FH, Ref. GO Bonds	5.00%	10/01/2026	85	93,378
Hawaii (State of), Series 2017 FN, Ref. GO Bonds	5.00%	10/01/2026	100	109,857

				377,793

Illinois-5.08%
Chicago (City of), IL, Series 2016 C, Ref. GO Bonds	5.00%	01/01/2038	100	102,634
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2026	90	95,018
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2029	10	10,706
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2034	220	232,301
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2038	100	104,827
Chicago (City of), IL (O’Hare International Airport), Series 2017 E, RB	5.00%	01/01/2026	30	32,362
Chicago (City of), IL Midway International Airport, Series 2016 B, Ref. RB	5.00%	01/01/2046	250	257,782
Cook (County of), IL, Series 2016 A, Ref. GO Bonds	5.00%	11/15/2026	100	108,878
Illinois (State of), Series 2016, GO Bonds	4.00%	01/01/2031	85	85,645
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2026	400	424,077
Illinois (State of) Finance Authority (Art Institute of Chicago), Series 2016, Ref. RB	5.00%	03/01/2030	150	160,966
Illinois (State of) Finance Authority (Ascension Health), Series 2016 C, Ref. RB	5.00%	02/15/2026	215	232,739
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2016, RB	4.00%	07/01/2026	15	15,727
Illinois (State of) Toll Highway Authority, Series 2015 B, RB	5.00%	01/01/2036	55	58,250
Illinois (State of) Toll Highway Authority, Series 2016 A, Ref. RB	5.00%	12/01/2031	60	64,118
Northern Illinois Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	12/01/2041	75	80,973
Sales Tax Securitization Corp., Series 2017 A, Ref. RB	5.00%	01/01/2026	25	26,663
Springfield (City of), IL, Series 2015, Ref. RB	5.00%	03/01/2026	60	63,353

				2,157,019

Indiana-3.64%
Carmel (City of), IN Local Public Improvement Bond Bank, Series 2016, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	07/15/2032	250	271,132
Indiana (State of) Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	01/01/2042	615	647,904
Indiana University, Series 2016 A, Ref. RB	5.00%	06/01/2028	25	27,125
Indianapolis (City of), IN Department of Public Utilities, Series 2018 A, Ref. RB	5.00%	10/01/2026	545	598,499

				1,544,660

Iowa-0.34%
Iowa (State of) Finance Authority (Green Bonds), Series 2017, Ref. RB	5.00%	08/01/2026	45	49,354
Iowa (State of) Higher Education Loan Authority (Grinnell College), Series 2017, RB	5.00%	12/01/2041	90	96,093

				145,447

Kansas-0.17%
Wyandotte County Unified School District No. 500, Series 2016 A, GO Bonds(a)(b)	5.50%	09/01/2026	65	72,255

Kentucky-0.48%
Kentucky (State of) Turnpike Authority, Series 2016 A, Ref. RB	5.00%	07/01/2028	50	53,884
Kentucky (State of) Turnpike Authority (Revitalization), Series 2017 B, Ref. RB	5.00%	07/01/2026	20	21,667
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.), Series 2016, Ref. RB	5.00%	10/01/2029	20	21,365
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.), Series 2016, Ref. RB	5.00%	10/01/2030	100	106,530

				203,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

236

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Louisiana-0.38%
Louisiana State Citizens Property Insurance Corp., Series 2016 A, Ref. RB	5.00%	06/01/2026	$150	$162,025

Maryland-1.85%
Maryland (State of), Second Series 2018 B, GO Bonds	5.00%	08/01/2026	25	27,468
Maryland (State of), Series 2015 B, Ref. GO Bonds	4.00%	08/01/2026	100	105,961
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2026	40	43,949
Maryland (State of), Series 2017 B, Ref. GO Bonds	5.00%	08/01/2026	65	71,417
Maryland (State of) (Bid Group 1), Series 2019, GO Bonds	5.00%	08/01/2026	105	115,365
Maryland (State of) Department of Transportation (Second Issue), Series 2018, RB	5.00%	10/01/2026	165	181,601
Maryland (State of) Department of Transportation (Second Issue), Series 2018, RB	5.00%	10/01/2028	75	82,569
Montgomery (County of), MD, Series 2017 C, Ref. GO Bonds	5.00%	10/01/2026	100	110,266
Montgomery (County of), MD, Series 2018 A, GO Bonds	5.00%	11/01/2026	25	27,615
Washington (State of) Suburban Sanitary Commission, Series 2017, Ref. RB	3.00%	06/01/2026	20	20,353

				786,564

Massachusetts-4.57%
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2034	60	64,607
Massachusetts (Commonwealth of), Series 2016 G, GO Bonds	3.00%	09/01/2046	400	322,226
Massachusetts (Commonwealth of), Series 2017 D, Ref. GO Bonds	5.00%	07/01/2026	25	27,360
Massachusetts (Commonwealth of), Series 2017 E, Ref. GO Bonds	5.00%	11/01/2026	90	99,189
Massachusetts (Commonwealth of), Series 2018 B, Ref. GO Bonds	5.00%	07/01/2026	20	21,888
Massachusetts (Commonwealth of), Series 2019 C, Ref. GO Bonds	5.00%	05/01/2026	200	218,108
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2005 A, RB	5.00%	07/01/2026	100	109,480
Massachusetts (Commonwealth of) Department of Transportation, Series 2019 A, Ref. RB	5.00%	01/01/2026	70	75,511
Massachusetts (Commonwelath of) School Building Authority, Series 2016 C, Ref. RB	4.00%	11/15/2035	200	205,182
Massachusetts (State of) Development Finance Agency (Bentley University), Series 2016, RB	5.00%	07/01/2040	175	183,808
Massachusetts (State of) Development Finance Agency (Harvard University), Series 2020 A, Ref. RB	5.00%	10/15/2026	300	331,195
Massachusetts (State of) School Building Authority, Series 2016 B, RB	5.00%	11/15/2046	40	42,613
Massachusetts (State of) Transportation Trust Fund, Series 2018, Ref. RB	5.00%	01/01/2026	65	70,399
Massachusetts (State of) Water Resources Authority (Green Bonds), Series 2016 C, Ref. RB(a)(b)	5.00%	08/01/2026	85	93,258
Massachusetts (State of) Water Resources Authority (Green Bonds), Series 2016 C, Ref. RB	4.00%	08/01/2036	75	76,096

				1,940,920

Michigan-2.95%
Great Lakes Water Authority, Series 2016 C, Ref. RB	5.00%	07/01/2030	185	200,191
Michigan (State of) (Garvee), Series 2016, Ref. RB	5.00%	03/15/2026	115	124,786
Michigan (State of) Building Authority, Series 2016 I, Ref. RB	5.00%	10/15/2032	20	21,606
Michigan (State of) Building Authority, Series 2016 I, Ref. RB	5.00%	10/15/2033	40	43,092
Michigan (State of) Building Authority, Series 2016 I, Ref. RB	5.00%	04/15/2035	35	37,577
Michigan (State of) Finance Authority (Henry Ford Health System), Series 2016, Ref. RB	5.00%	11/15/2037	500	521,720
Michigan (State of) Finance Authority (Henry Ford Health System), Series 2016, Ref. RB	4.00%	11/15/2046	165	153,805
Michigan (State of) Hospital Finance Authority (Ascension Senior Credit Group), Series 2010, Ref. RB	5.00%	11/15/2047	45	46,665
Port Huron Area School District, Series 2016, GO Bonds, (INS - AGM)(c)	4.00%	05/01/2045	20	19,719
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2026	75	81,780

				1,250,941

Minnesota-0.55%
Minnesota (State of), Series 2017 D, Ref. GO Bonds	5.00%	10/01/2026	85	93,205
St. Cloud (City of), MN (CentraCare Health System), Series 2016 A, Ref. RB	3.25%	05/01/2039	100	86,511
University of Minnesota, Series 2016 A, RB	5.00%	04/01/2041	50	52,930

				232,646

Mississippi-0.56%
Mississippi (State of), Series 2018 A, GO Bonds(a)(b)	5.00%	11/01/2026	125	137,815
Mississippi (State of), Series 2018 A, GO Bonds	4.00%	11/01/2038	100	101,176

				238,991

Missouri-0.85%
Hazelwood School District, Series 2017 A, Ref. GO Bonds	3.00%	03/01/2029	35	35,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

237

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Missouri-(continued)
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.), Series 2016, Ref. RB	5.00%	11/15/2029	$50	$53,550
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2016 A, Ref. RB	4.00%	12/01/2033	50	51,461
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2016 A, Ref. RB	4.00%	12/01/2035	95	96,685
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2016 A, Ref. RB	5.00%	12/01/2040	80	84,627
St. Louis County Reorganized School District No. R-6, Series 2018, GO Bonds	5.00%	02/01/2026	35	37,904

				359,349

Nebraska-0.57%
Sarpy (County of), NE Hospital Authority No. 1 (NE Medicine), Series 2016, Ref. RB	3.00%	05/15/2046	310	239,924

Nevada-0.69%
Clark (County of), NV, Series 2016 B, Ref. GO Bonds	5.00%	11/01/2026	10	10,992
Clark County School District, Series 2015 C, Ref. GO Bonds	5.00%	06/15/2026	25	26,918
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2026	95	103,189
Las Vegas Valley Water District, Series 2016 A, Ref. GO Bonds	5.00%	06/01/2041	40	42,560
Nevada (State of), Series 2016, Ref. RB	5.00%	12/01/2026	70	76,368
Nevada (State of), Series 2016, Ref. RB	5.00%	12/01/2028	30	32,651

				292,678

New Jersey-3.21%
Atlantic (County of), NJ Improvement Authority (The) (Stockton University), Series 2016 A, RB, (INS - AGM)(c)	3.25%	07/01/2041	95	80,646
Bayonne (City of), NJ, Series 2016, Ref. GO Bonds(a)(b)	5.00%	07/01/2026	135	147,798
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2026	150	162,638
New Jersey (State of) Economic Development Authority, Series 2017 B, Ref. RB	5.00%	11/01/2026	200	215,902
New Jersey (State of) Educational Facilities Authority (Montclair State University), Series 2016 B, Ref. RB	5.00%	07/01/2031	145	154,638
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health Obligated Group), Series 2016 A, Ref. RB	5.00%	07/01/2043	280	293,207
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RN	5.00%	06/15/2030	50	53,600
New Jersey (State of) Turnpike Authority, Series 2016 A, Ref. RB	5.00%	01/01/2034	240	254,746

				1,363,175

New Mexico-0.62%
New Mexico (State of) (Capital), Series 2017 A, GO Bonds	5.00%	03/01/2026	240	260,885

New York-15.03%
Dutchess County Local Development Corp. (Health Quest Systems, Inc.), Series 2016 B, RB	4.00%	07/01/2041	185	165,821
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2015 A, Ref. RB	5.00%	05/01/2026	10	10,759
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2016 A, Ref. RB	5.00%	05/01/2030	20	21,909
Long Island (City of), NY Power Authority, Series 2016 B, Ref. RB	5.00%	09/01/2036	160	172,748
Metropolitan Transportation Authority, Series 2006 B, RB, (INS - AGM)(c)	5.25%	11/15/2026	350	379,853
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2037	100	103,658
Metropolitan Transportation Authority, Series 2016 C-1, RB	5.00%	11/15/2056	125	127,409
Metropolitan Transportation Authority, Series 2016 D, Ref. RB	5.00%	11/15/2030	75	78,911
Metropolitan Transportation Authority (Green Bonds), Series 2016 A-2, Ref. RB	5.00%	11/15/2026	160	170,779
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2026	65	69,206
New York & New Jersey (States of) Port Authority, Series 2016 198, Ref. RB	5.25%	11/15/2056	100	105,785
New York & New Jersey (States of) Port Authority, Series 2016, Ref. RB	5.00%	11/15/2046	25	26,415
New York (City of), NY, Series 2016 A-1, GO Bonds	4.00%	08/01/2036	500	505,260
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2026	240	259,589
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2029	55	59,209
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2031	25	26,744
New York (City of), NY, Series 2016 E, Ref. GO Bonds	5.00%	08/01/2026	70	76,526
New York (City of), NY, Subseries 2016 A-1, GO Bonds	4.00%	08/01/2035	25	25,338
New York (City of), NY, Subseries 2016 CC1, Ref. RB	5.00%	06/15/2038	100	107,947
New York (City of), NY, Subseries 2016, Ref. RB	5.00%	06/15/2037	415	448,849

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

238

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
New York (City of), NY Municipal Water Finance Authority, Series 2016 CC, Ref. RB	4.00%	06/15/2046	$100	$96,119
New York (City of), NY Municipal Water Finance Authority, Series 2021 DD, Ref. RB	5.00%	06/15/2026	90	98,268
New York (City of), NY Transitional Finance Authority, Series 2016 A-1, RB	5.00%	05/01/2040	35	36,958
New York (City of), NY Transitional Finance Authority, Series 2016 E-1, RB	5.00%	02/01/2031	350	374,181
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2028	10	10,696
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2030	15	15,969
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2035	100	105,636
New York (City of), NY Transitional Finance Authority, Series 2016, RB	4.00%	05/01/2030	15	15,503
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2026	30	32,926
New York (City of), NY Transitional Finance Authority, Subseries 2016 E-1, RB	5.00%	02/01/2030	90	96,370
New York (City of), NY Transitional Finance Authority, Subseries 2016 E-1, RB	5.00%	02/01/2037	35	37,009
New York (City of), NY Transitional Finance Authority, Subseries 2016 E-1, RB	5.00%	02/01/2039	250	263,521
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	02/15/2033	40	43,076
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	02/15/2041	210	223,483
New York (State of) Dormitory Authority, Series 2016 D, Ref. RB	5.00%	02/15/2026	35	37,888
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2026	100	108,251
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	07/01/2026	10	10,845
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	5.00%	02/15/2026	50	54,125
New York (State of) Dormitory Authority, Series 2018 1, Ref. RB	5.00%	01/15/2026	45	48,582
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	10/01/2026	60	65,792
New York (State of) Dormitory Authority, Series 2018 E, Ref. RB	5.00%	03/15/2026	35	38,016
New York (State of) Dormitory Authority, Series 2019 A, RB	5.00%	10/01/2026	125	137,067
New York (State of) Dormitory Authority (Bid Group 1), Series 2018 A, RB	5.00%	03/15/2026	15	16,292
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 C, Ref. RB	5.00%	03/15/2026	5	5,431
New York (State of) Dormitory Authority (New York University), Series 2016 A, RB	5.00%	07/01/2039	140	149,772
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2026	20	21,919
New York (State of) Thruway Authority, Series 2016 A, RB	5.00%	01/01/2046	165	172,129
New York State Environmental Facilities Corp., Series 2016, Ref. RB	5.00%	06/15/2029	25	27,249
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2028	95	102,515
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2034	215	230,430
New York State Urban Development Corp., Series 2016 A, Ref. RB	4.00%	03/15/2036	40	40,034
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2041	500	532,192
Utility Debt Securitization Authority, Series 2016 A, Ref. RB	5.00%	12/15/2032	25	26,856
Utility Debt Securitization Authority, Series 2016 A, Ref. RB	5.00%	12/15/2034	150	160,578

				6,378,393

North Carolina-0.79%
North Carolina (State of), Series 2016 A, Ref. GO Bonds	5.00%	06/01/2026	85	93,084
North Carolina (State of), Series 2018 A, GO Bonds	5.00%	06/01/2026	25	27,378
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2026	20	21,818
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2016 B, Ref. RB	5.00%	10/01/2026	15	16,485
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2016 B, Ref. RB	5.00%	10/01/2044	55	58,613
North Carolina (State of) Eastern Municipal Power Agency, Series 1993 B, Ref. RB(a)	6.00%	01/01/2026	25	27,796
North Carolina (State of) Municipal Power Agency No. 1, Series 2016 A, Ref. RB	5.00%	01/01/2029	50	53,978
North Carolina (State of) Municipal Power Agency No. 1 (Catawba), Series 2015 A, Ref. RB	5.00%	01/01/2028	35	37,556

				336,708

Ohio-2.04%
Allen (County of), OH, Series 2017 A, Ref. RB	5.00%	08/01/2026	145	156,829
Columbus (City of), OH, Series 2015, Ref. RB	5.00%	06/01/2030	25	27,078
Columbus (City of), OH, Series 2016-1, Ref. GO Bonds	5.00%	07/01/2026	135	147,798
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2026	35	38,506
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2029	30	32,727
Hamilton (County of), OH, Series 2016 A, Ref. RB	4.00%	12/01/2031	45	47,117
Miami University, Series 2017, Ref. RB	5.00%	09/01/2041	50	52,975
Ohio (State of), Series 2016 S, GO Bonds	5.00%	05/01/2031	70	75,698
Ohio (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2026	5	5,484
Ohio (State of), Series 2018 A, GO Bonds	5.00%	02/01/2031	85	91,533
Ohio (State of), Series 2018 A, GO Bonds	5.00%	02/01/2033	50	53,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

239

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Ohio-(continued)
Ohio (State of), Series 2018 A, GO Bonds	5.00%	06/15/2034	$40	$42,773
Ohio (State of) (Garvee), Series 2016 1, RB	5.00%	12/15/2028	30	32,665
Ohio (State of) Water Development Authority, Series 2019 A, RB	5.00%	06/01/2026	40	43,714
Ohio (State of) Water Development Authority, Series 2019 A, RB	5.00%	12/01/2026	15	16,567

				864,919

Oklahoma-0.57%
Canadian (County of), OK Educational Facilities Authority (Mustang Public Schools), Series 2017, RB	5.00%	09/01/2026	50	54,736
Grand River Dam Authority, Series 2016 A, Ref. RB	5.00%	06/01/2026	10	10,854
Grand River Dam Authority, Series 2016 A, Ref. RB	5.00%	06/01/2029	15	16,389
Oklahoma (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2042	125	132,374
Tulsa (County of), OK Industrial Authority (Jenks Public Schools), Series 2015, RB	5.00%	09/01/2026	25	26,751

				241,104

Oregon-0.64%
Oregon (State of) Facilities Authority (Legacy Health), Series 2016 A, Ref. RB	5.00%	06/01/2046	100	102,703
Oregon Health & Science University, Series 2016 B, Ref. RB	5.00%	07/01/2036	160	170,392

				273,095

Pennsylvania-4.68%
Lehigh (County of), PA (Lehigh Valley Health Network), Series 2016 A, Ref. RB	4.00%	07/01/2035	200	195,467
Lycoming (County of), PA Authority (Pennsylvania College of Technology), Series 2016 A, Ref. RB	3.00%	10/01/2037	100	86,503
Monroeville Finance Authority, Series 2012, RB	5.00%	02/15/2026	65	69,827
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2026	35	37,064
Pennsylvania (Commonwealth of), First Series 2016, GO Bonds	5.00%	02/01/2029	300	320,223
Pennsylvania (Commonwealth of), First Series 2020, GO Bonds	5.00%	05/01/2026	30	32,650
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	5.00%	09/15/2028	150	162,354
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	4.00%	09/15/2030	65	67,616
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Drexel University), Series 2016, Ref. RB	4.00%	05/01/2036	210	200,210
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania), Series 2016 A, Ref. RB	4.00%	08/15/2031	500	521,835
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A, Ref. RB	5.00%	12/01/2032	80	86,614
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A-1, RB	5.00%	12/01/2036	45	47,790
Philadelphia (City of), PA, Series 2019 A, Ref. GO Bonds	5.00%	08/01/2026	145	157,558

				1,985,711

Rhode Island-0.28%
Rhode Island (State of), Series 2015 A, Ref. GO Bonds	5.00%	08/01/2026	20	21,422
Rhode Island (State of) Turnpike & Bridge Authority, Series 2016 A, Ref. RB	5.00%	10/01/2040	40	41,889
Rhode Island Commerce Corp. (Garvee), Series 2016 B, RB	5.00%	06/15/2026	50	54,178

				117,489

South Carolina-0.57%
South Carolina (State of) Jobs-Economic Development Authority (Carealliance Health Services), Series 2016, RB	5.25%	08/15/2046	65	66,720
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2031	150	157,856
South Carolina (State of) Public Service Authority, Series 2016 B, Ref. RB	4.00%	12/01/2056	20	18,003

				242,579

Tennessee-1.10%
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2016, Ref. GO Bonds	5.00%	01/01/2026	50	54,153
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2016, Ref. GO Bonds(a)(b)	5.00%	07/01/2026	100	109,480
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2046	225	234,359
Tennessee (State of) School Bond Authority, Series 2017 B, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2026	35	38,486
Tennessee Energy Acquisition Corp., Series 2006 A, RB	5.25%	09/01/2026	30	31,650

				468,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

240

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas-9.34%
Bexar (County of), TX, Series 2017, Ref. GO Bonds(a)(b)	5.00%	06/15/2026	$60	$65,626
Bexar (County of), TX, Series 2017, Ref. GO Bonds(a)(b)	5.00%	06/15/2026	220	240,630
Board of Regents of the University of Texas System, Series 2016 D, RB	5.00%	08/15/2026	135	148,453
Board of Regents of the University of Texas System (Green Bonds), Series 2016 B, RB	5.00%	08/15/2026	35	38,488
Cypress-Fairbanks Independent School District, Series 2016, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2026	100	108,596
Dallas (City of), TX, Series 2015 A, Ref. RB	5.00%	10/01/2026	160	172,093
Dallas (City of), TX, Series 2017, Ref. GO Bonds	5.00%	02/15/2026	500	540,908
Dallas (County of), TX Utility & Reclamation District, Series 2016, Ref. GO Bonds	5.00%	02/15/2026	30	32,218
Denton (City of), TX, Series 2017, RB	5.00%	12/01/2035	165	176,061
Fort Bend Independent School District, Series 2017 E, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2026	5	5,426
Harris (County of), TX, Series 2016 A, Ref. RB	5.00%	08/15/2031	60	64,964
Harris (County of), TX, Series 2016 A, Ref. RB	5.00%	08/15/2036	95	102,012
Houston (City of), TX, Series 2016 B, Ref. RB	4.00%	11/15/2031	150	155,691
Houston (City of), TX, Series 2017 B, Ref. RB	5.00%	11/15/2026	25	27,449
Houston (City of), TX, Series 2018 B, Ref. RB	5.00%	07/01/2026	60	65,115
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	20	21,643
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2029	70	75,534
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	45	48,434
Houston Independent School District, Series 2017, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2026	50	54,160
Humble Independent School District, Series 2015 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2026	25	25,838
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB(d)	5.00%	12/31/2049	100	74,000
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB(d)	5.00%	12/31/2049	200	148,000
North East Independent School District, Series 2007, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.25%	02/01/2026	30	32,754
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2028	100	107,633
North Texas Tollway Authority, Series 2016 A, Ref. RB	4.00%	01/01/2039	130	130,111
Permanent University Fund - University of Texas System, Series 2007 B, Ref. RB	5.25%	07/01/2026	35	38,569
San Antonio (City of), TX, Series 2016, Ref. RB	5.00%	02/01/2026	165	178,524
San Antonio (City of), TX Water System, Series 2016 A, Ref. RB	5.00%	05/15/2031	15	16,173
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health), Series 2016 A, Ref. RB	5.00%	11/15/2029	135	145,469
Texas (State of), Series 2016 A, GO Bonds	5.00%	04/01/2026	200	217,506
Texas (State of), Series 2016, GO Bonds	5.00%	04/01/2037	30	32,072
Texas (State of) Transportation Commission State Highway Fund, Series 2016 A, RB	5.00%	10/01/2026	35	38,564
Texas A&M University, Series 2016 C, Ref. RB	4.00%	05/15/2028	100	104,801
Texas A&M University, Series 2016 C, Ref. RB	4.00%	05/15/2029	30	31,379
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2030	75	80,468
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2036	395	417,121

				3,962,483

Utah-0.24%
Utah (County of), UT (IHC Health Services, Inc.), Series 2016 B, RB	3.00%	05/15/2047	95	74,835
Utah (State of) Transit Authority, Series 2016, Ref. RB	3.00%	12/15/2028	25	25,318

				100,153

Virginia-2.32%
Fairfax (County of), VA, Series 2016 A, Ref. GO Bonds(a)(b)	5.00%	04/01/2026	100	108,896
Fairfax (County of), VA Industrial Development Authority (Inova Health System), Series 2016 A, Ref. RB	5.00%	05/15/2030	120	129,362
Hampton Roads Sanitation District, Series 2016 A, Ref. RB(a)(b)	5.00%	08/01/2026	75	82,257
Hampton Roads Transportation Accountability Commission, Series 2021 A, RB	5.00%	07/01/2026	200	217,812
Richmond (City of), VA, Series 2016, Ref. RB	5.00%	01/15/2026	20	21,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

241

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Virginia-(continued)
Virginia (Commonwealth of), Series 2015 B, Ref. GO Bonds	5.00%	06/01/2026	$25	$26,762
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2026	80	87,583
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2026	200	218,083
Virginia (State of) College Building Authority, Series 2016 A, RB	4.00%	02/01/2030	10	10,396
Virginia (State of) College Building Authority (21st Century College), Series 2017, RB	5.00%	02/01/2026	40	43,374
Virginia (State of) College Building Authority (21st Century College), Series 2019 C, Ref. RB	5.00%	02/01/2026	35	37,952

				984,150

Washington-3.81%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2016 S-1, RB	5.00%	11/01/2035	145	156,282
Energy Northwest (Bonneville Power Administration), Series 2016 A, Ref. RB	5.00%	07/01/2026	20	21,819
Energy Northwest (Bonneville Power Administration), Series 2016 A, Ref. RB	5.00%	07/01/2028	50	54,529
Energy Northwest (No. 1), Series 2017 A, Ref. RB	5.00%	07/01/2026	10	10,910
Energy Northwest (No. 1), Series 2022 A, Ref. RB	5.00%	07/01/2026	250	272,742
King County School District No. 405 Bellevue, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2029	15	16,414
King County School District No. 405 Bellevue, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2030	50	54,650
King County School District No. 411 Issaquah, Series 2016, GO Bonds, (CEP - Oregon School Bond Guaranty)	3.00%	12/01/2030	110	109,905
King County School District No. 411 Issaquah, Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2032	30	32,589
Seattle (City of), WA, Series 2019 B, Ref. RB	5.00%	02/01/2026	50	54,166
Seattle (Port of), WA, Series 2016, Ref. RB	5.00%	02/01/2030	35	37,501
University of Washington, Series 2016 A, Ref. RB	5.25%	12/01/2046	200	214,992
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2029	40	43,242
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2030	10	10,754
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2030	40	43,495
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2032	50	54,079
Washington (State of), Series 2016 R, Ref. GO Bonds	5.00%	08/01/2028	35	38,318
Washington (State of), Series 2016 R, Ref. GO Bonds	5.00%	08/01/2030	25	27,185
Washington (State of), Series 2016 R, Ref. GO Bonds	5.00%	07/01/2032	30	32,104
Washington (State of), Series 2016 R, Ref. GO Bonds	5.00%	08/01/2032	150	162,237
Washington (State of), Series 2020 C, GO Bonds	5.00%	02/01/2026	90	97,622
Washington (State of) Higher Education Facilities Authority (Whitworth University), Series 2016 A, Ref. RB	5.00%	10/01/2040	70	72,794

				1,618,329

Wisconsin-1.52%
Wisconsin (State of), Series 2018 A, RB	5.00%	06/01/2026	200	218,646
Wisconsin (State of), Series 2019 A, Ref. RB	5.00%	05/01/2026	60	65,322
Wisconsin (State of), Series 2021 1, Ref. GO Bonds	5.00%	05/01/2026	125	136,409
Wisconsin (State of) Department of Transportation, Series 2015 1, Ref. RB	5.00%	07/01/2026	70	74,761
Wisconsin (State of) Department of Transportation, Series 2017 2, Ref. RB	5.00%	07/01/2026	20	21,942
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group), Series 2016 A, Ref. RB(a)(b)	3.13%	05/15/2026	25	25,502
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group), Series 2016 A, Ref. RB	4.50%	11/15/2039	100	100,857

				643,439

TOTAL INVESTMENTS IN SECURITIES(e)-98.84% (Cost $43,971,928)				41,949,364
OTHER ASSETS LESS LIABILITIES-1.16%				491,646

NET ASSETS-100.00%				$42,441,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

242

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2022

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2022 was $222,000, which represented less than 1% of the Fund’s Net Assets.

(e)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

243

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

August 31, 2022

Schedule of Investments

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations-98.92%
Alabama-1.07%
Tuscaloosa (City of), AL Board of Education, Series 2017, Revenue Wts.(a)(b)	4.00%	02/01/2027	$260	$276,983

Arizona-1.71%
Arizona (State of), Series 2019 A, Ref. COP(a)	5.00%	10/01/2027	100	112,313
Arizona (State of) Sports & Tourism Authority, Series 2022, Ref. RB, (INS - BAM)(c)	5.00%	07/01/2027	100	109,851
Salt River Project Agricultural Improvement & Power District, Series 2016 A, Ref. RB	5.00%	01/01/2027	200	221,269

				443,433

California-18.14%
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 F-1, RB	4.00%	04/01/2056	10	9,511
Bay Area Toll Authority (San Francisco Bay Area), Series 2017, Ref. RB	5.00%	04/01/2027	25	27,755
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2027	15	16,445
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2030	50	55,931
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2027	200	222,410
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2027	100	112,313
California (State of), Series 2020, GO Bonds	3.00%	03/01/2027	370	377,336
California (State of), Series 2020, GO Bonds	5.00%	11/01/2027	75	84,361
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Subseries 2017 A-1, RB .	5.00%	11/01/2027	135	151,849
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2017 A, Ref. RB	4.00%	11/15/2040	50	49,103
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2017 A, Ref. RB	5.00%	11/15/2038	250	266,928
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2017 A, Ref. RB	5.00%	11/15/2048	200	210,713
Ceres Unified School District, Series 2017, GO Bonds, (INS - BAM)(c)	5.00%	08/01/2051	270	284,230
East Bay Municipal Utility District Water System Revenue, Series 2017 B, Ref. RB	5.00%	06/01/2031	25	27,868
Etiwanda School District (Election of 2016), Series 2017 A, GO Bonds	5.00%	08/01/2046	180	191,397
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	55	54,303
Los Angeles (City of), CA Department of Airports, Series 2020 B, Ref. RB	5.00%	05/15/2027	30	33,515
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, Ref. RB	5.00%	07/01/2044	300	320,958
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	4.00%	07/01/2027	45	48,355
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2038	210	229,820
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2042	200	217,552
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	07/01/2027	10	11,225
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	07/01/2029	35	39,152
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2027	5	5,613
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2027	275	308,683
Los Angeles Unified School District, Series 2019 A, Ref. GO Bonds	5.00%	07/01/2027	10	11,201
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	4.00%	08/01/2047	45	42,529
Norman Y Mineta San Jose International Airport SJC, Series 2017 B, Ref. RB	5.00%	03/01/2042	10	10,520
Riverside (County of), CA Transportation Commission, Series 2017 B, Ref. RB	5.00%	06/01/2029	15	16,872
Riverside (County of), CA Transportation Commission, Series 2017 B, Ref. RB	5.00%	06/01/2038	200	218,449
San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds), Series 2019, RB	1.80%	11/15/2027	250	236,803
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	4.00%	07/01/2047	215	205,470
San Francisco (County of), CA Transportation Authority, Series 2017, RB	3.00%	02/01/2034	15	13,995
San Francisco Bay Area Rapid Transit District (Green Bonds) (Election of 2016), Series 2017 A, GO Bonds	5.00%	08/01/2047	90	96,410
San Jose Unified School District (Election of 2012), Series 2018 E, GO Bonds	4.00%	08/01/2042	100	100,608
Santa Ana College Improvement District #1 Rancho Santiago Community College District (Election of 2012), Series 2017 B, GO Bonds	4.00%	08/01/2041	235	232,022
Santa Monica (City of), CA Public Financing Authority (Green Bonds), Series 2017, RB	4.00%	07/01/2047	20	19,804
Turlock (City of), CA Irrigation District, Series 2016, Ref. RB	5.00%	01/01/2046	130	139,491

				4,701,500

Colorado-1.02%
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.50%	12/01/2027	85	97,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

244

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Colorado-(continued)
Colorado (State of), Series 2020 A, COP	5.00%	12/15/2027	$10	$11,194
Regional Transportation District, Series 2017 B, Ref. RB	5.00%	11/01/2034	100	109,728
Regional Transportation District (Fastracks), Series 2013 A, Ref. RB	5.00%	11/01/2027	40	44,992

				263,793

Connecticut-1.14%
Connecticut (State of), Series 2016 A, RB	5.00%	09/01/2027	25	27,317
Connecticut (State of), Series 2016 B, Ref. GO Bonds	5.00%	05/15/2027	25	27,157
Connecticut (State of), Series 2020 A, RB	5.00%	05/01/2027	20	22,148
Connecticut (State of), Series 2022 D, Ref. GO Bonds	5.00%	09/15/2027	100	111,519
University of Connecticut, Series 2017 A, RB	5.00%	01/15/2033	100	108,451

				296,592

District of Columbia-2.51%
Washington Metropolitan Area Transit Authority, Series 2017 B, RB	5.00%	07/01/2035	600	649,906

Florida-3.24%
East Central Regional Wastewater Treatment Facilities Operation Board, Series 2017, Ref. RB	5.00%	10/01/2044	285	308,924
Florida (State of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2027	40	43,731
Florida (State of), Series 2016 A, Ref. RB	5.00%	07/01/2027	45	49,301
Miami (City of) & Dade (County of), FL School Board, Series 2016 B, Ref. COP	5.00%	08/01/2027	20	21,639
Miami-Dade (County of), FL, Series 2017 A, RB	3.38%	10/01/2047	40	33,113
Miami-Dade (County of), FL, Series 2017 B, Ref. RB	5.00%	10/01/2027	45	50,199
Orange (County of), FL School Board, Series 2016 B, Ref. COP	5.00%	08/01/2027	10	10,956
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017, RB	5.00%	07/01/2047	305	320,824

				838,687

Georgia-3.44%
Atlanta (City of), GA, Series 2018, Ref. RB	5.00%	11/01/2041	55	59,882
Georgia (State of), Series 2016 E, Ref. GO Bonds	5.00%	12/01/2027	200	221,229
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	01/01/2027	540	598,833
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	07/01/2027	10	11,087

				891,031

Hawaii-0.69%
Hawaii (State of), Series 2016 FB, GO Bonds	5.00%	04/01/2027	10	10,864
Hawaii (State of), Series 2017 FK, GO Bonds	5.00%	05/01/2027	35	38,906
Hawaii (State of), Series 2017 FN, Ref. GO Bonds	5.00%	10/01/2027	50	56,029
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2020 B, Ref. GO Bonds	5.00%	03/01/2027	65	72,074

				177,873

Idaho-0.30%
Idaho (State of) Housing & Finance Association, Series 2017 A, Ref. RB	5.00%	07/15/2027	70	77,619

Illinois-5.10%
Chicago (City of), IL, Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	200	215,144
Chicago (City of), IL (O’Hare International Airport), Series 2017 C, Ref. RB	5.00%	01/01/2041	100	104,564
Illinois (State of), Series 2016, Ref. GO Bonds	5.00%	02/01/2027	100	106,293
Illinois (State of), Series 2017 C, GO Bonds	5.00%	11/01/2029	100	106,247
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2027	450	481,724
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	01/01/2027	95	104,938
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	07/01/2030	25	27,380
Illinois (State of) Finance Authority (The University of Chicago), Series 2018 A, RB	5.00%	10/01/2048	25	26,680
Illinois (State of) Toll Highway Authority, Series 2019, Ref. RB	5.00%	01/01/2027	135	148,538

				1,321,508

Indiana-0.34%
Indiana (State of) Finance Authority, Series 2016 C, Ref. RB	5.00%	06/01/2027	40	43,990
Indianapolis (City of), IN Department of Public Utilities, Series 2016 B, Ref. RB	5.00%	10/01/2027	40	43,878

				87,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

245

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Iowa-0.13%
Iowa (State of) Finance Authority (Green Bonds), Series 2017, Ref. RB	5.00%	08/01/2030	$30	$33,369

Kansas-1.04%
Johnson (County of), KS Public Building Commission (Courthouse & Medical Examiners), Series 2018 A, RB	4.00%	09/01/2027	10	10,588
University of Kansas Hospital Authority, Series 2017, Ref. RB	5.00%	03/01/2047	250	258,092

				268,680

Kentucky-0.43%
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.), Series 2017 A, Ref. RB, (INS - AGM)(c)	4.00%	06/01/2037	115	112,874

Louisiana-0.84%
Jefferson (Parish of), LA Sales Tax District, Series 2017 B, RB, (INS - AGM)(c)	5.00%	12/01/2042	50	53,732
Lafayette (Parish of), LA School Board, Series 2018, RB(a)(b)	5.00%	04/01/2027	25	27,801
Louisiana (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2027	100	109,089
Louisiana (State of) (Garvee), Series 2019 A, RB	5.00%	09/01/2027	25	27,824

				218,446

Maryland-2.75%
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2027	15	16,693
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2027	25	28,038
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2029	15	16,761
Maryland (State of) (Bid Group 1), Second Series 2019 A, GO Bonds	5.00%	08/01/2027	245	274,777
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	09/01/2027	125	140,118
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	09/01/2030	20	22,197
Maryland (State of) Department of Transportation, Series 2021 A, RB	5.00%	10/01/2027	20	22,452
Maryland (State of) Department of Transportation (Second Issue), Series 2018, RB	5.00%	10/01/2027	70	77,147
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health), Series 2017 A, RB	5.00%	05/15/2045	110	114,769

				712,952

Massachusetts-3.64%
Massachusetts (Commonwealth of), Series 2005, Ref. RB, (INS - NATL)(c)	5.50%	01/01/2027	50	55,470
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2027	300	335,159
Massachusetts (Commonwealth of), Series 2017 C, Ref. GO Bonds	5.00%	10/01/2027	15	16,839
Massachusetts (Commonwealth of), Series 2018 B, Ref. GO Bonds	5.00%	07/01/2027	30	33,516
Massachusetts (State of) Development Finance Agency (Caregroup), Series 2016 I, Ref. RB	5.00%	07/01/2027	465	502,700

				943,684

Michigan-0.52%
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2017 A, Ref. RB	5.00%	12/01/2037	125	133,795

Minnesota-1.24%
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 A, Ref. RB	5.00%	01/01/2027	30	33,034
Minnesota (State of), Series 2017 D, Ref. GO Bonds	5.00%	10/01/2027	10	11,181
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2027	250	278,663

				322,878

Mississippi-0.48%
Mississippi (State of), Series 2017 A, Ref. GO Bonds	5.00%	10/01/2027	10	11,206
Mississippi (State of), Series 2017 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2027	100	112,313

				123,519

Missouri-1.10%
Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2018 A, Ref. RB	5.00%	06/01/2027	200	218,926
St. Louis (City of), MO, Series 2005, RB, (INS - NATL)(c)	5.50%	07/01/2027	60	67,257

				286,183

Nebraska-0.10%
Omaha (City of), NE Public Power District, Series 2016 A, Ref. RB	5.00%	02/01/2027	25	27,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

246

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Nevada-0.75%
Clark County School District, Series 2017 C, Ref. GO Bonds	4.00%	06/15/2037	$50	$50,595
Nevada (State of), Series 2017, RB	5.00%	12/01/2031	130	143,152

				193,747

New Jersey-1.56%
New Jersey (State of) Economic Development Authority, Series 2017 A, RB	4.00%	11/01/2027	75	77,230
New Jersey (State of) Economic Development Authority, Series 2017 A, RB	5.00%	11/01/2027	100	108,972
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 B, Ref. RB	5.00%	07/01/2029	100	111,863
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 I, Ref. RB	5.00%	07/01/2030	25	27,903
New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.), Series 2016, Ref. RB	4.00%	07/01/2041	25	24,339
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	4.00%	07/01/2036	20	19,721
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	4.00%	07/01/2047	35	33,341

				403,369

New York-18.22%
Albany (County of), NY, Series 2018, GO Bonds	5.00%	04/01/2027	45	48,842
Buffalo & Fort Erie Public Bridge Authority, Series 2017, RB	5.00%	01/01/2042	150	160,942
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2039	200	213,407
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	450	475,844
Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	11/15/2047	100	106,209
Metropolitan Transportation Authority (Green Bonds), Series 2017 B, Ref. RB	5.00%	11/15/2027	205	221,424
Metropolitan Transportation Authority (Green Bonds), Series 2017 B-1, RB	5.00%	11/15/2042	250	268,129
Metropolitan Transportation Authority (Green Bonds), Series 2017 C-1, Ref. RB	5.00%	11/15/2027	50	54,007
New York & New Jersey (States of) Port Authority, Series 2022, Ref. RB	4.00%	12/01/2027	100	107,078
New York & New Jersey (States of) Port Authority, Two Hundred Fifth Series 2017, Ref. RB	5.25%	11/15/2057	100	107,941
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2027	70	77,721
New York (City of), NY, Series 2008 J9, GO Bonds	5.00%	08/01/2027	35	38,181
New York (City of), NY, Series 2017 B-1, GO Bonds	3.00%	10/01/2034	45	41,505
New York (City of), NY, Series 2017, Ref. RB	5.00%	06/15/2037	140	150,459
New York (City of), NY, Series 2018 DD, Ref. RB	5.00%	06/15/2032	15	16,624
New York (City of), NY Municipal Water Finance Authority, Series 2018 DD1, RB	4.00%	06/15/2048	155	148,189
New York (City of), NY Municipal Water Finance Authority, Series 2020, Ref. RB	5.00%	06/15/2027	240	267,313
New York (City of), NY Transitional Finance Authority, Series 2017 A, RB	3.50%	02/01/2038	45	42,920
New York (City of), NY Transitional Finance Authority, Series 2017 A-2, RB	5.00%	08/01/2037	25	26,985
New York (City of), NY Transitional Finance Authority, Series 2017 A-E-1, RB	5.00%	02/01/2039	375	400,407
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2027	35	38,643
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2031	35	38,216
New York (City of), NY Transitional Finance Authority, Series 2017 F-1, RB	5.00%	05/01/2031	210	229,306
New York (City of), NY Transitional Finance Authority, Series 2017 F-1, RB	5.00%	05/01/2036	100	107,838
New York (City of), NY Trust for Cultural Resources (Museum of Modern Arts (The)), Series 2016, Ref. RB	4.00%	04/01/2027	35	36,979
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	03/15/2027	60	65,927
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2032	140	152,383
New York (State of) Dormitory Authority, Series 2018 1, Ref. RB	5.00%	01/15/2027	35	38,524
New York (State of) Dormitory Authority, Series 2019 A, RB	5.00%	10/01/2034	220	240,130
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2027	195	215,418
New York (State of) Dormitory Authority, Series 2022 A, RB, (INS - BAM)(c)	5.00%	10/01/2027	50	55,776
New York (State of) Dormitory Authority (Bidding Group 3), Series 2017 B, Ref. RB	5.00%	02/15/2041	150	160,116
New York (State of) Dormitory Authority (Montefiore Obligated Group), Series 2018 A, Ref. RB	5.00%	08/01/2027	35	36,793
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	100	102,017
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2027	30	33,574
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2027	40	43,249
New York State Urban Development Corp., Series 2017 A, Ref. RB	5.00%	03/15/2033	20	21,775
Triborough Bridge & Tunnel Authority, Series 2017 A, RB	5.00%	11/15/2027	10	11,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

247

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
Triborough Bridge & Tunnel Authority, Series 2017 A, RB	5.00%	11/15/2047	$10	$10,639
Utility Debt Securitization Authority, Series 2017, RB	5.00%	12/15/2039	100	109,368

				4,721,828

North Carolina-0.61%
Mecklenburg (County of), NC, Series 2017 A, GO Bonds	4.00%	04/01/2029	40	42,511
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2027	50	55,626
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2029	30	33,219
North Carolina (State of) (Build North Carolina Programs), Series 2020 B, RB	5.00%	05/01/2027	25	27,813

				159,169

Ohio-4.92%
Cuyahoga (County of), OH (MetroHealth System), Series 2017, Ref. RB	5.00%	02/15/2052	500	505,887
Franklin (County of), OH (Trinity Health Credit Group), Series 2017 A, RB	5.00%	12/01/2047	210	221,847
Franklin (County of), OH (Trinity Health Credit Group), Series 2017, RB	4.00%	12/01/2046	145	135,560
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2027	20	22,436
Ohio (State of), Series 2017 B, Ref. GO Bonds	5.00%	09/15/2027	10	11,217
Ohio (State of), Series 2017 U, Ref. GO Bonds	5.00%	05/01/2027	10	11,139
Ohio (State of) Water Development Authority, Series 2019 A, RB	5.00%	12/01/2027	50	56,298
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	12/01/2029	20	22,193
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	12/01/2031	30	33,063
Ohio State University (The), Series 2017 A, Ref. RB	5.00%	12/01/2044	240	254,815

				1,274,455

Oklahoma-0.41%
Tulsa (County of), OK Industrial Authority (Broken Arrow Public Schools), Series 2019 A, RB	5.00%	09/01/2027	95	105,780

Oregon-0.72%
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, Series 2017 B, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2029	70	77,533
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, Series 2017 B, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2031	100	109,768

				187,301

Pennsylvania-3.74%
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University), Series 2017, Ref. RB	5.00%	08/01/2027	100	111,711
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University), Series 2017, Ref. RB	5.00%	08/01/2029	15	16,665
Delaware (County of), PA Authority (Haverford College), Series 2017 A, Ref. RB	5.00%	10/01/2042	20	21,406
Geisinger Authority (Geisinger Health System), Series 2017 A-1, Ref. RB	5.00%	02/15/2045	100	103,303
Geisinger Authority (Geisinger Health System), Series 2017 A-2, Ref. RB	4.00%	02/15/2039	95	89,851
Pennsylvania (Commonwealth of), First Series 2016, Ref. GO Bonds	5.00%	09/15/2027	40	43,502
Pennsylvania (Commonwealth of), First Series 2017, Ref. GO Bonds	5.00%	01/01/2027	195	214,640
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	5.00%	09/15/2027	100	108,754
Pennsylvania (Commonwealth of), Series 2019, Ref. GO Bonds	5.00%	07/15/2027	35	38,928
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A, Ref. RB	5.00%	12/01/2027	15	16,458
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 B, Ref. RB	5.00%	06/01/2027	15	16,230
Philadelphia (City of), PA, Series 2017 A, RB	5.25%	10/01/2052	50	53,910
Philadelphia (City of), PA Authority for Industrial Development (Children’s Hospital), Series 2017, Ref. RB	4.00%	07/01/2035	50	50,259
Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University), Series 2017 A, Ref. RB	5.00%	09/01/2047	50	51,598
Philadelphia Gas Works Co. (1998 General Ordinance), Series 2017, Ref. RB	5.00%	08/01/2042	30	31,268

				968,483

Rhode Island-0.10%
Rhode Island Health & Educational Building Corp. (Brown University), Series 2017 A, Ref. RB	4.00%	09/01/2037	25	25,341

South Carolina-1.65%
Lexington County Health Services District, Inc. (Lexmed Obligated Group), Series 2017, Ref. RB	4.00%	11/01/2031	10	10,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

248

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
South Carolina-(continued)
Mount Pleasent (Town of), SC, Series 2017 A, RB	4.00%	06/01/2044	$375	$365,075
South Carolina (State of) Transportation Infrastructure Bank, Series 2017 A, Ref. RB	5.00%	10/01/2039	50	53,640

				428,940

South Dakota-0.11%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health), Series 2017, Ref. RB	4.00%	07/01/2042	30	28,050

Tennessee-0.10%
Tennessee Energy Acquisition Corp., Series 2006 C, RB	5.00%	02/01/2027	25	26,280

Texas-8.52%
Bexar (County of), TX Hospital District, Series 2018, GO Bonds	5.00%	02/15/2048	75	79,243
Board of Regents of the University of Texas System, Series 2017 B, RB	5.00%	08/15/2027	35	39,250
El Paso (County of), TX Hospital District, Series 2017, Ref. GO Bonds	4.00%	08/15/2038	115	110,510
Fort Bend Independent School District, Series 2018, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2029	45	50,049
Fort Bend Independent School District, Series 2018, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2030	40	44,324
Harris (County of), TX, Series 2022 A, Ref. GO Bonds	5.00%	08/15/2027	250	278,997
Harris (County of), TX Metropolitan Transit Authority, Series 2016 A, Ref. RB	5.00%	11/01/2027	175	191,994
Houston (City of), TX, Series 2017 B, Ref. RB	5.00%	11/15/2027	50	55,942
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2033	15	16,253
North Texas Tollway Authority, Series 2017 B, Ref. RB	5.00%	01/01/2048	30	31,420
Round Rock Independent School District, Series 2019 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/01/2027	30	33,528
San Antonio (City of), TX, Series 2016, Ref. RB	5.00%	02/01/2027	305	334,091
San Antonio (City of), TX, Series 2017, RB	5.00%	02/01/2047	140	148,669
San Antonio (City of), TX, Series 2017, Ref. RB	5.00%	02/01/2042	250	265,287
San Antonio (City of), TX, Series 2018, Ref. RB	5.00%	02/01/2027	150	165,444
Texas (State of), Series 2017, Ref. GO Bonds	5.00%	10/01/2032	65	71,783
Texas (State of), Series 2017, Ref. GO Bonds	5.00%	10/01/2033	175	192,604
Texas (State of) Water Development Board, Series 2016, RB	5.00%	04/15/2027	25	27,404
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	04/15/2027	25	27,742
Texas (State of) Water Development Board, Series 2017 A, RB	4.00%	10/15/2032	15	15,717
Texas A&M University, Series 2017 E, Ref. RB	5.00%	05/15/2027	25	27,764

				2,208,015

Virginia-1.94%
Fairfax (County of), VA, Series 2020 A, Ref. GO Bonds	4.50%	10/01/2027	30	32,905
University of Virginia, Series 2017 A, Ref. RB	5.00%	04/01/2039	160	172,418
Virginia (Commonwealth of) College Building Authority, Series 2016 A, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	09/01/2027	110	120,462
Virginia (Commonwealth of) Public Building Authority, Series 2017 A, Ref. RB	5.00%	08/01/2029	60	66,866
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2029	25	28,034
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2027	20	22,285
Virginia (State of) College Building Authority, Series 2016 A, RB	5.00%	02/01/2027	50	54,149
Virginia (State of) College Building Authority, Series 2019 A, RB	5.00%	02/01/2027	5	5,535

				502,654

Washington-2.55%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	11/01/2027	35	39,368
Energy Northwest (No. 1), Series 2020 A, Ref. RB	5.00%	07/01/2027	85	94,593
Energy Northwest (No. 3), Series 2018, Ref. RB	5.00%	07/01/2027	35	38,950
King County School District No. 405 Bellevue, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2027	100	110,061
Puyallup School District No. 3 (Washing State School District Credit Enhancement Program), Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2035	25	27,111
Seattle (City of), WA Municipal Light & Power, Series 2017 C, Ref. RB	5.00%	09/01/2032	50	54,984
Washington (State of), Series 2017 A, GO Bonds	5.00%	08/01/2033	10	10,933
Washington (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2027	20	22,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

249

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Washington-(continued)
Washington (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2029	$35	$38,842
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2040	80	85,950
Washington (State of), Series 2017 F, Ref. GO Bonds	5.00%	08/01/2030	30	33,191
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2027	10	11,191
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2032	60	65,946
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2027	25	27,977

				661,478

Wisconsin-2.05%
Wisconsin (State of), Series 2017 2, Ref. GO Bonds	5.00%	11/01/2027	20	22,221
Wisconsin (State of), Series 2017 3, Ref. GO Bonds	5.00%	11/01/2032	10	10,960
Wisconsin (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2027	235	261,097
Wisconsin (State of), Series 2019 A, Ref. RB	5.00%	05/01/2027	215	238,491

				532,769

TOTAL INVESTMENTS IN SECURITIES(d)-98.92% (Cost $27,142,422)				25,637,958
OTHER ASSETS LESS LIABILITIES-1.08%				280,707

NET ASSETS-100.00%				$25,918,665

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

250

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

August 31, 2022

Schedule of Investments

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations-98.81%
Arizona-1.31%
Maricopa (County of), AZ Special Health Care District, Series 2021 D, GO Bonds	5.00%	07/01/2028	$50	$56,319
Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB	5.00%	01/01/2034	25	27,582
Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB	5.00%	01/01/2037	175	191,406

				275,307

Arkansas-0.16%
Fort Smith (City of), AR, Series 2018, Ref. RB	5.00%	10/01/2034	30	32,578

California-15.21%
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2028	105	117,375
California (State of), Series 2019, GO Bonds	5.00%	11/01/2032	60	68,008
California (State of), Series 2019, Ref. GO Bonds	5.00%	11/01/2037	200	221,535
California (State of), Series 2020, Ref. GO Bonds	5.00%	11/01/2028	235	268,878
California (State of) Statewide Communities Development Authority (Adventist Health System), Series 2018, Ref. RB	4.00%	03/01/2048	120	110,325
California State University, Series 2018 A, Ref. RB	5.00%	11/01/2043	195	212,238
Corona-Norco Unified School District, Series 2019 C, GO Bonds	4.00%	08/01/2049	15	14,094
Hartnell Community College District, Series 2020 B, GO Bonds	3.00%	08/01/2045	75	58,987
Los Angeles (City of), CA Department of Airports, Series 2019 C, Ref. RB	5.00%	05/15/2028	15	17,024
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2019 E, RB	5.00%	05/15/2044	20	21,375
Los Angeles (City of), CA Department of Water & Power, Series 2018 B, Ref. RB	5.00%	07/01/2043	200	218,473
Los Angeles (City of), CA Department of Water & Power, Series 2018 D, Ref. RB	5.00%	07/01/2048	140	151,883
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2031	55	62,213
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2044	130	142,306
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB	5.00%	12/01/2043	150	163,244
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2030	10	11,221
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.25%	07/01/2042	50	55,081
Orange County Sanitation District, Series 2017 A, Ref. RB	5.00%	02/01/2028	100	110,932
Oxnard Union High School District, Series 2020 B, GO Bonds	5.00%	08/01/2045	75	81,091
Rancho Santiago Community College District, Series 2005, GO Bonds, (INS - AGM)(a)	5.13%	09/01/2028	15	17,195
San Francisco (City & County of), CA, Series 2020 R-1, Ref. GO Bonds	5.00%	06/15/2030	35	39,860
San Francisco (City & County of), CA, Series 2020 R-1, Ref. GO Bonds	4.00%	06/15/2032	20	21,052
San Francisco (City & County of), CA Public Utilities Commission (Green Bonds), Series 2018 A, RB	4.00%	10/01/2043	200	195,739
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2017 D, Ref. RB	5.00%	11/01/2028	85	95,917
San Leandro Unified School District, Series 2020 A, GO Bonds, (INS - BAM)(a)	4.00%	08/01/2043	150	146,715
Santa Ana Unified School District, Series 2021 B, GO Bonds, (INS - AGM)(a)	2.13%	08/01/2050	100	59,807
Santa Barbara Unified School District (Election of 2016), Series 2019 B, GO Bonds	4.00%	08/01/2044	50	49,809
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2038	30	32,922
University of California, Series 2018, Ref. RB	5.00%	05/15/2037	45	49,538
University of California (Limited), Series 2018 O, Ref. RB	5.00%	05/15/2038	125	136,900
University of California (Limited), Series 2018 O, Ref. RB	5.00%	05/15/2048	175	188,710
Upland (City of), CA (San Antonio Regional Hospital), Series 2017, Ref. COP	5.00%	01/01/2047	45	45,941

				3,186,388

Colorado-2.80%
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.50%	12/01/2028	50	58,785
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.50%	12/01/2043	30	33,936
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group), Series 2018, RB	4.00%	11/15/2048	25	23,479
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2019 A, Ref. RB	5.00%	08/01/2028	25	26,987
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2019 A, Ref. RB	5.00%	08/01/2028	10	10,795
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	5.00%	01/01/2028	10	11,202
Jefferson County School District R-1, Series 2018, GO Bonds	5.00%	12/15/2032	15	16,826

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

251

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Colorado-(continued)
Jefferson County School District R-1, Series 2018, GO Bonds	5.00%	12/15/2033	$75	$83,569
Larimer County School District No. R-1 Poudre, Series 2018, GO Bonds	5.00%	12/15/2034	25	27,920
University of Colorado, Series 2017 A-2, Ref. RB(b)(c)	4.00%	06/01/2028	15	16,179
University of Colorado, Series 2017 A-2, Ref. RB	5.00%	06/01/2031	40	44,469
University of Colorado, Series 2017 A-2, Ref. RB	4.00%	06/01/2038	230	231,734

				585,881

Connecticut-2.13%
Connecticut (State of), Series 2018, RB	5.00%	01/01/2036	60	65,537
Connecticut (State of), Series 2019 A, GO Bonds	5.00%	04/15/2028	20	22,510
Connecticut (State of), Series 2019 B, Ref. GO Bonds	5.00%	02/15/2028	100	112,245
Connecticut (State of), Series 2021 A, GO Bonds	4.00%	01/15/2028	230	246,095

				446,387

Delaware-0.11%
Delaware (State of), Series 2017 A, Ref. GO Bonds	5.00%	01/01/2028	10	11,265
Delaware (State of), Series 2020 A, GO Bonds	5.00%	01/01/2028	10	11,266

				22,531

District of Columbia-1.51%
District of Columbia, Series 2018 B, Ref. GO Bonds	5.00%	06/01/2030	30	33,818
District of Columbia, Series 2020 A, RB	5.00%	03/01/2028	25	28,227
District of Columbia Water & Sewer Authority, Series 2018 B, RB	5.00%	10/01/2049	200	215,265
Washington Convention & Sports Authority, Series 2018 A, Ref. RB	5.00%	10/01/2028	35	39,063

				316,373

Florida-3.15%
Central Florida Expressway Authority, Series 2018, RB	5.00%	07/01/2048	20	21,091
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(a)	5.00%	07/01/2028	20	22,620
Florida (State of) Municipal Power Agency, Series 2021 A, RB	3.00%	10/01/2032	15	14,286
Gainesville (City of), FL, Series 2017 A, RB	5.00%	10/01/2028	85	94,953
Hillsborough (County of), FL School Board (Master Lease Program), Series 2017, Ref. COP	5.00%	07/01/2028	35	38,595
Hillsborough (County of), FL School Board (Master Lease Program), Series 2018, Ref. COP	5.00%	07/01/2030	75	83,403
JEA Water & Sewer System, Series 2017 A, Ref. RB	5.00%	10/01/2028	25	27,991
Lee Memorial Health System, Series 2019 A-1, Ref. RB	5.00%	04/01/2028	15	16,406
Miami-Dade (County of), FL, Series 2017 B, Ref. RB	5.00%	10/01/2028	40	44,522
Miami-Dade (County of), FL Transit System, Series 2018, RB	4.00%	07/01/2045	175	161,801
Palm Beach County School District, Series 2017 B, Ref. COP	5.00%	08/01/2028	30	33,765
Sarasota (County of), FL Public Hospital District (Sarasota Memorial Hospital), Series 1998 B, Ref. RB, (INS - NATL)(a)	5.50%	07/01/2028	40	43,749
South Broward Hospital District (South Broward Hospital District Obligated Group), Series 2018, RB	4.00%	05/01/2048	20	18,797
South Miami Health Facilities Authority, Inc. (Baptist Health South), Series 2017, Ref. RB	5.00%	08/15/2028	35	38,791

				660,770

Georgia-2.19%
Georgia (State of), Series 2018 A, GO Bonds	3.25%	07/01/2037	200	196,324
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2019, RB	5.00%	01/01/2056	200	206,379
Georgia (State of) Road & Tollway Authority (Garvee), Series 2020, RB	5.00%	06/01/2028	50	56,417

				459,120

Hawaii-0.42%
Hawaii (State of), Series 2018 FT, GO Bonds	5.00%	01/01/2033	10	11,102
Hawaii (State of), Series 2018 FT, GO Bonds	3.25%	01/01/2035	10	9,652
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2028	60	67,530

				88,284

Illinois-3.67%
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2028	50	56,141
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2028	100	106,782
Illinois (State of), Series 2018 A, GO Bonds	4.63%	05/01/2037	90	90,847
Illinois (State of), Series 2018 B, Ref. GO Bonds	5.00%	10/01/2033	120	126,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

252

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois-(continued)
Illinois (State of) Finance Authority (Northwestern Memorial Healthcare), Series 2017 A, Ref. RB	5.00%	07/15/2028	$15	$16,755
Illinois (State of) Toll Highway Authority, Series 2017 A, RB	5.00%	01/01/2039	250	268,384
Regional Transportation Authority, Series 2017 A, Ref. RB	5.00%	07/01/2028	75	82,811
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2040	5	5,301
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2048	15	15,784

				769,125

Indiana-0.93%
Indiana (State of) Finance Authority (Green Bonds), Series 2018 A, RB	5.00%	02/01/2033	175	194,974

Louisiana-0.12%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Bossier City), Series 2018, RB	4.00%	12/01/2043	25	24,310

Maryland-2.47%
Maryland (State of), Second Series 2018, GO Bonds	5.00%	08/01/2031	125	141,778
Maryland (State of), Second Series 2018, GO Bonds	4.00%	08/01/2032	200	211,422
Maryland (State of), Series 2020 A, GO Bonds	5.00%	03/15/2028	60	68,035
Maryland (State of) Department of Transportation, Series 2019, RB	5.00%	10/01/2028	70	78,374
Prince George’s (County of), MD, Series 2019 A, GO Bonds	5.00%	07/15/2028	15	17,107

				516,716

Massachusetts-3.95%
Massachusetts (Commonwealth of), Series 2019 C, Ref. GO Bonds	5.00%	05/01/2028	55	62,380
Massachusetts (Commonwealth of), Series 2019 F, GO Bonds	5.00%	05/01/2028	210	238,176
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2028	200	228,710
Massachusetts (State of) Health & Educational Facilities Authority (Institute of Technology), Series 1998 I, RB	5.20%	01/01/2028	90	102,092
Massachusetts (State of) School Building Authority, Series 2018 A, RB	4.00%	02/15/2043	200	196,227

				827,585

Michigan-0.61%
Great Lakes Water Authority, Series 2018 A, Ref. RB	5.00%	07/01/2028	95	106,244
Michigan (State of) Hospital Finance Authority (Ascension Health Credit Group), Series 1999, RB	4.00%	11/15/2032	10	10,249
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2028	10	11,092

				127,585

Minnesota-1.94%
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 A, Ref. RB	5.00%	01/01/2028	40	43,972
Minneapolis (City of), MN (Fairview Health Services), Series 2018 A, Ref. RB	5.00%	11/15/2033	10	10,779
Minnesota (State of), Series 2018 A, GO Bonds	5.00%	08/01/2028	25	28,342
Minnesota (State of), Series 2018 A, GO Bonds	5.00%	08/01/2034	10	11,177
Minnesota (State of), Series 2018 A, GO Bonds	5.00%	08/01/2037	25	27,550
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2028	100	113,369
Minnesota (State of), Series 2020 A, GO Bonds	5.00%	08/01/2028	125	141,711
North St. Paul-Maplewood-Oakdale Independent School District No. 622, Series 2019 A, GO Bonds	3.00%	02/01/2041	35	28,907

				405,807

Mississippi-1.16%
Mississippi (State of), Series 2021 C, GO Bonds	4.00%	10/01/2039	150	151,808
West Rankin Utility Authority, Series 2018, RB(b)(c)	5.00%	01/01/2028	80	90,253

				242,061

Missouri-0.35%
Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2018 A, Ref. RB	5.00%	06/01/2030	25	27,707
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.), Series 2018 A, Ref. RB	4.00%	11/15/2048	20	18,401
Springfield School District No. R-12, Series 2017, Ref. GO Bonds	4.00%	03/01/2030	25	26,555

				72,663

Nevada-1.74%
Clark (County of), NV, Series 2016 B, Ref. RB	5.00%	07/01/2028	15	16,948

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

253

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Nevada-(continued)
Clark (County of), NV, Series 2018 B, GO Bonds	5.00%	12/01/2033	$50	$55,839
Clark (County of), NV, Series 2018 B, GO Bonds	5.00%	12/01/2034	40	44,408
Clark (County of), NV (Las Vegas-McCarran International Airport), Series 2019, Ref. RB	5.00%	07/01/2028	100	112,581
Clark County School District, Series 2018 B, GO Bonds, (INS - AGM)(a)	4.00%	06/15/2037	10	10,192
Las Vegas (City of), NV Convention & Visitors Authority, Series 2018 B, RB	5.00%	07/01/2043	100	106,663
Las Vegas Valley Water District, Series 2021 C, GO Bonds	5.00%	06/01/2028	15	17,002

				363,633

New Jersey-4.81%
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2028	195	218,148
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 B, Ref. RB	5.00%	07/01/2028	25	28,013
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 I, Ref. RB	5.00%	07/01/2028	20	22,410
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, RB	5.25%	06/15/2043	200	210,334
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2033	100	109,462
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2034	80	87,187
New Jersey (State of) Turnpike Authority, Series 2017 E, Ref. RB	5.00%	01/01/2030	60	66,556
New Jersey (State of) Turnpike Authority, Series 2017 G, Ref. RB	5.00%	01/01/2036	135	146,217
South Jersey Port Corp., Series 2017 A, RB	5.00%	01/01/2049	115	118,136

				1,006,463

New Mexico-0.22%
New Mexico (State of) Severance Tax Permanent Fund, Series 2018, RB	5.00%	07/01/2028	40	45,519

New York-20.51%
Long Island (City of), NY Power Authority, Series 2019 A, RB	5.00%	09/01/2030	35	39,246
Metropolitan Transportation Authority, Series 2017 D, Ref. RB	5.00%	11/15/2032	200	210,740
Metropolitan Transportation Authority, Series 2017 D, Ref. RB	5.00%	11/15/2035	70	73,320
Metropolitan Transportation Authority, Series 2017 D, Ref. RB	4.00%	11/15/2046	145	129,759
Metropolitan Transportation Authority (Green Bonds), Series 2017 C-1, Ref. RB	4.00%	11/15/2035	150	147,806
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2030	150	167,830
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2036	100	109,479
New York (City of), NY, Series 2020 B-1, Ref. GO Bonds	5.00%	11/01/2028	350	397,670
New York (City of), NY, Subseries 2018 D-1, GO Bonds	4.00%	12/01/2043	10	9,615
New York (City of), NY, Subseries 2018 F-1, GO Bonds	5.00%	04/01/2033	90	99,277
New York (City of), NY, Subseries 2018 F-1, GO Bonds	3.38%	04/01/2038	30	27,305
New York (City of), NY, Subseries 2018 F-1, GO Bonds	5.00%	04/01/2043	100	106,303
New York (City of), NY Transitional Finance Authority, Series 2018 C-2, RB	5.00%	05/01/2036	75	81,746
New York (City of), NY Transitional Finance Authority, Series 2018 S-2A, Ref. RB	5.00%	07/15/2035	150	163,820
New York (City of), NY Transitional Finance Authority, Series 2018 S-3, Ref. RB	5.00%	07/15/2028	100	111,840
New York (City of), NY Transitional Finance Authority, Series 2018 S-3, Ref. RB	5.00%	07/15/2037	125	135,289
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2028	175	198,622
New York (City of), NY Transitional Finance Authority, Subseries 2012 A-6, RB	5.00%	08/01/2028	10	11,308
New York (City of), NY Transitional Finance Authority, Subseries 2018, RB	5.00%	08/01/2036	160	174,900
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	07/01/2036	70	77,030
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	07/01/2039	120	131,228
New York (State of) Dormitory Authority, Series 2018 C, Ref. RB	5.00%	03/15/2035	10	10,886
New York (State of) Dormitory Authority, Series 2018 E, Ref. RB	5.00%	03/15/2039	275	297,020
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2028	25	28,100
New York (State of) Dormitory Authority (Bidding Group 2), Series 2018 A, RB	5.00%	03/15/2033	105	115,202
New York (State of) Dormitory Authority (Bidding Group 3), Series 2018 A, RB	5.00%	03/15/2038	150	161,455
New York (State of) Dormitory Authority (Bidding Group 4), Series 2018 A, RB	5.00%	03/15/2045	100	106,356
New York (State of) Dormitory Authority (Bidding Group 4), Series 2018 C, Ref. RB	5.00%	03/15/2038	250	269,091
New York (State of) Dormitory Authority (Columbia University), Series 2018 B, Ref. RB	5.00%	10/01/2038	235	258,832
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2028	10	11,385
New York (State of) Thruway Authority, Series 2018 L, Ref. RB	3.50%	01/01/2037	30	27,666
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2035	125	136,978
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2039	60	65,008
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2040	35	37,852

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

254

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2044	$100	$107,442
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2028	50	56,965

				4,294,371

North Carolina-1.08%
North Carolina (State of) (Build North Carolina Programs), Series 2020 B, RB	5.00%	05/01/2028	200	226,608

Ohio-2.97%
Columbus (City of), OH, Series 2016 3, Ref. GO Bonds	5.00%	02/15/2028	15	16,617
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2030	25	28,417
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2032	15	16,862
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2034	25	27,816
Miami Valley Career Technology Center, Series 2018, GO Bonds	3.75%	12/01/2047	35	31,691
Northeast Ohio Regional Sewer District, Series 2017, Ref. RB	3.25%	11/15/2040	30	26,833
Ohio (State of), Series 2016 A, Ref. GO Bonds	5.00%	09/01/2028	65	74,099
Ohio (State of), Series 2017 B, Ref. GO Bonds	5.00%	09/01/2028	25	28,500
Ohio (State of) (Cleveland Clinic Health System Obligated Group), Series 2017, Ref. RB	5.00%	01/01/2033	45	49,328
Ohio (State of) (Cleveland Clinic Health System Obligated Group), Series 2017, Ref. RB	4.00%	01/01/2036	125	125,848
Ohio (State of) Turnpike & Infrastructure Commission, Series 2018 A, RB	5.00%	02/15/2030	150	167,792
Ohio (State of) Turnpike & Infrastructure Commission, Series 2018 A, RB	5.00%	02/15/2033	25	27,548

				621,351

Oklahoma-0.62%
Oklahoma (State of) Turnpike Authority, Series 2017 D, Ref. RB	5.00%	01/01/2028	115	129,310

Oregon-0.96%
Salem-Keizer School District No. 24J, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2033	25	27,838
Salem-Keizer School District No. 24J, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2037	55	60,223
University of Oregon, Series 2018 A, RB	5.00%	04/01/2048	105	112,573

				200,634

Pennsylvania-4.49%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018 A, Ref. RB	5.00%	04/01/2032	30	31,891
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018 A, Ref. RB	4.00%	04/01/2037	20	19,612
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018 A, Ref. RB	4.00%	04/01/2044	55	51,688
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019 A, Ref. RB	5.00%	07/15/2028	15	16,733
Bucks (County of), PA Industrial Development Authority (St. Luke’s University Health Network), Series 2019, RB	3.00%	08/15/2050	180	130,666
DuBois (City of), PA Hospital Authority (Penn Highlands Healthcare), Series 2018, Ref. RB	4.00%	07/15/2048	30	27,179
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University), Series 2018, Ref. RB	4.00%	09/01/2049	5	4,677
Pennsylvania (Commonwealth of), First Series 2020, GO Bonds	5.00%	05/01/2028	200	225,032
Pennsylvania (Commonwealth of), Second Series 2016, Ref. GO Bonds	5.00%	01/15/2028	200	221,058
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2018 A, RB.	5.00%	12/01/2048	200	212,620

				941,156

South Carolina-0.42%
Spartanburg (City of), SC Regional Health Services District, Series 2017 A, Ref. RB	3.63%	04/15/2039	25	22,951
Spartanburg (City of), SC Regional Health Services District, Series 2017 A, Ref. RB	4.00%	04/15/2043	70	65,625

				88,576

Tennessee-1.17%
Memphis (City of), TN, Series 2020, Ref. GO Bonds	4.00%	05/01/2045	150	144,597
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2017, GO Bonds.	4.00%	07/01/2028	95	101,328

				245,925

Texas-9.13%
Alvin Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	3.38%	02/15/2040	15	13,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

255

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas-(continued)
Board of Regents of the University of Texas System, Series 2020 C, Ref. RB	5.00%	08/15/2028	$10	$11,415
Dallas (City of), TX, Series 2018 C, RB	4.00%	10/01/2043	150	148,154
Dallas (City of), TX Area Rapid Transit, Series 2007, Ref. RB, (INS - AMBAC)(a)	5.25%	12/01/2028	20	23,076
Dallas (County of), TX Utility & Reclamation District, Series 2016, Ref. GO Bonds	5.00%	02/15/2028	20	22,212
Eagle Mountain & Saginaw Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	3.00%	08/15/2045	80	63,339
Grand Parkway Transportation Corp., Series 2018 A, RB	5.00%	10/01/2033	60	65,999
Harris (County of), TX Toll Road Authority (The), Series 2018 A, Ref. RB	5.00%	08/15/2033	15	16,650
Harris (County of), TX Toll Road Authority (The), Series 2018 A, Ref. RB	4.00%	08/15/2038	155	156,195
Houston (City of), TX, Series 2017 A, Ref. GO Bonds	5.00%	03/01/2028	110	120,989
Houston (City of), TX, Series 2018 B, Ref. RB	5.00%	07/01/2028	50	56,032
Houston (City of), TX, Series 2018 B, Ref. RB	5.00%	07/01/2030	25	27,759
Hurst-Euless-Bedford Independent School District, Series 2017 A, Ref. GO Bonds	5.00%	08/15/2028	150	166,982
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2019 A, RB	4.00%	05/15/2049	25	22,462
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2048	10	10,543
North Texas Tollway Authority, Series 2018, Ref. RB	5.00%	01/01/2036	25	26,938
San Antonio (City of), TX, Series 2019, Ref. GO Bonds	5.00%	08/01/2028	160	181,766
Texas (State of) Water Development Board, Series 2018 A, RB	5.00%	10/15/2028	20	22,638
Texas (State of) Water Development Board, Series 2018 A, RB	5.00%	10/15/2031	75	83,867
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	04/15/2030	200	227,578
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	04/15/2049	150	161,584
Texas A&M University, Series 2017 E, Ref. RB	5.00%	05/15/2028	15	16,618
Texas Municipal Gas Acquisition & Supply Corp. III, Series 2021, Ref. RB	5.00%	12/15/2028	250	266,023

				1,912,451

Utah-0.49%
Salt Lake City (City of), UT, Series 2018 B, RB	5.00%	07/01/2048	20	20,953
University of Utah (The), Series 2018 A, RB	5.00%	08/01/2044	75	81,939

				102,892

Virginia-1.02%
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2028	190	213,282

Washington-3.69%
Energy Northwest, Series 2018 C, Ref. RB	5.00%	07/01/2030	40	45,007
Energy Northwest (No. 1), Series 2017 A, Ref. RB	5.00%	07/01/2028	100	111,285
Energy Northwest (No. 1), Series 2020 A, Ref. RB	5.00%	07/01/2028	15	16,982
Energy Northwest (No. 1), Series 2022 A, Ref. RB	5.00%	07/01/2028	100	113,216
King County School District No. 412 Shoreline, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2036	15	15,335
Snohomish County School District No. 201 Snohomish, Series 2020, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2028	200	228,135
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2028	45	50,160
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2028	20	22,293
Washington (State of), Series 2018 C, GO Bonds	5.00%	02/01/2041	40	43,192
Washington (State of) (Bidding Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2028	10	11,366
Whatcom (County of), WA Bellingham School District No. 501, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2036	105	116,446

				773,417

West Virginia-0.65%
West Virginia (State of) (Bidding Group 2), Series 2018 B, GO Bonds	5.00%	06/01/2037	125	136,936

Wisconsin-0.65%
University of Wisconsin Hospitals & Clinics, Series 2018 A, Ref. RB	5.00%	04/01/2043	25	26,479
Wisconsin (State of), Series 2021-2, Ref. GO Bonds	5.00%	05/01/2028	10	11,319
Wisconsin (State of) Department of Transportation, Series 2017 1, Ref. RB	5.00%	07/01/2028	50	55,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

256

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Wisconsin-(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group), Series 2013, Ref. RB	4.00%	11/15/2043	$15	$14,302
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group), Series 2019, Ref. RB	5.00%	11/15/2028	25	28,329

				135,612

TOTAL INVESTMENTS IN SECURITIES(d)-98.81% (Cost $22,669,303)				20,692,581
OTHER ASSETS LESS LIABILITIES-1.19%				249,140

NET ASSETS-100.00%				$20,941,721

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

257

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

August 31, 2022

Schedule of Investments

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations-98.02%
Alabama-0.68%
Madison (City of), AL Water & Wastewater Board, Series 2020, Ref. RB	3.00%	12/01/2050	$100	$78,229
University of Alabama (The), Series 2019 A, Ref. RB	4.00%	07/01/2034	45	46,788

				125,017

Arizona-1.06%
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2016, Ref. RB	5.00%	01/01/2029	30	33,851
Maricopa (County of), AZ Special Health Care District, Series 2018 C, GO Bonds	5.00%	07/01/2029	125	140,376
Phoenix Civic Improvement Corp., Series 2019 A, RB	3.00%	07/01/2049	25	18,991

				193,218

California-15.07%
California (State of), Series 2019, GO Bonds	5.00%	04/01/2032	65	74,176
California (State of), Series 2019, GO Bonds	4.00%	10/01/2044	175	174,928
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2029	75	86,986
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2032	25	28,529
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2032	50	57,426
California (State of), Series 2020, GO Bonds	5.00%	03/01/2029	130	149,510
California (State of) Department of Veterans Affairs (Veteran’s Farm & Home Purchase), Series 2020 A, RB	2.45%	12/01/2045	50	35,496
California (State of) Department of Water Resources, Series 2019 BA, RB	5.00%	12/01/2029	20	23,108
California (State of) Department of Water Resources, Series 2019 BA, RB	5.00%	12/01/2032	10	11,400
California (State of) Department of Water Resources, Series 2019 BA, RB	5.00%	12/01/2033	35	39,636
California (State of) Department of Water Resources (Central Valley), Series 2018, Ref. RB	5.00%	12/01/2029	75	85,857
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2049	130	138,486
California (State of) Public Works Board (Various Capital), Series 2019 C, RB	5.00%	11/01/2032	15	17,087
California (State of) Public Works Board (Various Capital), Series 2019 C, RB	5.00%	11/01/2033	50	56,561
California State University, Series 2019 A, RB	5.00%	11/01/2049	100	109,277
East Bay Municipal Utility District Water System Revenue (Green Bonds), Series 2019 A, RB	5.00%	06/01/2049	200	219,738
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2020 A, Ref. RB	5.00%	05/15/2036	100	110,822
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.00%	07/01/2045	100	108,869
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.00%	07/01/2049	100	108,313
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.25%	07/01/2049	70	76,804
Los Angeles (City of), CA Department of Water & Power, Series 2019 B, Ref. RB	5.00%	07/01/2032	20	22,641
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2044	35	38,372
Los Angeles (County of), CA Public Works Financing Authority, Series 2019 E-1, RB	5.00%	12/01/2049	75	82,331
Los Angeles Unified School District, Series 2016 B, Ref. GO Bonds	2.00%	07/01/2029	45	41,543
Los Angeles Unified School District, Series 2019 A, Ref. GO Bonds	5.00%	07/01/2029	60	69,589
Los Angeles Unified School District, Series 2019 A, Ref. GO Bonds	5.00%	07/01/2032	50	57,078
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2029	65	75,432
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2037	40	44,632
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2045	160	177,592
Mount San Antonio Community College District (Election of 2018), Series 2019 A, GO Bonds	4.00%	08/01/2049	125	123,319
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2039	50	55,160
Perris Union High School District, Series 2019 A, GO Bonds, (INS - AGM)(a)	4.00%	09/01/2043	50	48,275
Rancho Santiago Community College District, Series 2005, GO Bonds, (INS - AGM)(a)	5.13%	09/01/2029	35	40,755
Riverside (City of), CA, Series 2019 A, Ref. RB	5.00%	10/01/2036	55	61,448
San Diego Unified School District (Election of 2012), Series 2019 L, GO Bonds	4.00%	07/01/2049	35	33,263
San Jose (City of), CA, Series 2019 C, Ref. GO Bonds	5.00%	09/01/2029	25	28,832
San Jose (City of), CA, Series 2019 C, Ref. GO Bonds	5.00%	09/01/2030	20	22,931
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	4.00%	08/01/2044	25	24,298

				2,760,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

258

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Colorado-3.29%
Adams & Arapahoe Joint School District No. 28J Aurora, Series 2021 A, GO Bonds	5.00%	12/01/2029	$25	$28,969
Colorado (State of), Series 2018 A, COP	5.00%	12/15/2029	30	33,989
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2019, Ref. RB	4.00%	11/15/2038	30	29,431
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2019, Ref. RB	4.00%	11/15/2043	155	148,618
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2019 A, Ref. RB	5.00%	08/01/2029	50	54,250
Colorado (State of) Health Facilities Authority (SCL Health System), Series 2019 A, Ref. RB	5.00%	01/01/2029	170	193,197
Colorado Springs (City of), CO, Series 2019 A, Ref. RB	5.00%	11/15/2029	15	17,318
Denver (City & County of), CO, Series 2020 B, Ref. GO Bonds	5.00%	08/01/2029	60	69,511
Pueblo City Schools, Series 2020, GO Bonds	5.00%	12/15/2039	25	27,585

				602,868

Connecticut-1.72%
Connecticut (State of), Series 2018 E, GO Bonds	5.00%	09/15/2029	35	39,502
Connecticut (State of), Series 2019 A, GO Bonds	5.00%	04/15/2039	125	136,484
Connecticut (State of), Series 2019 B, Ref. GO Bonds	5.00%	02/15/2029	5	5,692
Connecticut (State of), Series 2020 A, RB	5.00%	05/01/2029	55	62,793
Connecticut (State of) Health & Educational Facilities Authority, Series 2017 B-1, Ref. RB	5.00%	07/01/2029	60	69,507

				313,978

Delaware-0.83%
Delaware (State of), Series 2020 A, GO Bonds	5.00%	01/01/2029	10	11,452
Delaware (State of) River & Bay Authority, Series 2019, Ref. RB	4.00%	01/01/2044	50	48,481
Delaware (State of) Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2029	80	92,785

				152,718

District of Columbia-3.59%
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2031	100	113,746
District of Columbia, Series 2019 A, RB	5.00%	03/01/2029	30	34,417
District of Columbia, Series 2019 C, Ref. RB	3.00%	10/01/2029	30	30,439
District of Columbia, Series 2019 C, Ref. RB	5.00%	10/01/2034	50	56,498
District of Columbia, Series 2020 A, RB	5.00%	03/01/2029	90	103,253
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019 B, Ref. RB, (INS - AGM)(a)	3.00%	10/01/2050	175	129,662
Washington Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2029	165	189,680

				657,695

Florida-3.82%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics), Series 2019, RB	3.00%	12/01/2046	5	3,711
Broward (County of), FL, Series 2019 A, RB	5.00%	10/01/2040	100	109,655
Central Florida Expressway Authority, Series 2019 A, RB	5.00%	07/01/2044	10	10,656
Central Florida Expressway Authority, Series 2019 B, RB	5.00%	07/01/2038	70	75,877
Florida (State of) Department of Transportation, Series 2019 B, RB	3.00%	07/01/2049	15	11,671
Florida (State of) Higher Educational Facilities Financial Authority (St. Leo Univeristy), Series 2019, Ref. RB	5.00%	03/01/2039	100	99,003
Gainesville (City of), FL, Series 2019 A, RB	5.00%	10/01/2047	100	107,240
Orange (County of), FL Convention Center, Series 2017, Ref. RB	5.00%	10/01/2029	100	113,894
Palm Beach County School District, Series 2018 C, Ref. COP	5.00%	08/01/2029	150	167,956

				699,663

Georgia-2.37%
Brookhaven (City of), GA Development Authority (Children’s Healthcare of Atlanta), Series 2019 A, RB	3.00%	07/01/2046	50	39,130
Georgia (State of), Series 2018 A, GO Bonds	5.00%	07/01/2029	100	113,979
Gwinnett County School District, Series 2019, GO Bonds	5.00%	02/01/2041	45	49,869
Private Colleges & Universities Authority (Emory University), Series 2022 A, Ref. RB	5.00%	09/01/2029	200	231,291

				434,269

Hawaii-1.75%
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2029	25	28,599
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2034	60	66,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

259

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Hawaii-(continued)
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2038	$180	$198,192
Honolulu (City & County of), HI, Series 2019 A, RB	5.00%	07/01/2044	25	27,266

				320,763

Idaho-0.72%
Idaho (State of) Housing & Finance Association (Garvee), Series 2021 A, Ref. RB	5.00%	07/15/2029	115	130,960

Illinois-6.40%
Chicago (City of), IL, Series 2019 A, GO Bonds	5.50%	01/01/2035	100	107,825
Chicago (City of), IL (O’Hare International Airport), Series 2018 B, RB	5.00%	01/01/2036	20	21,646
Chicago (City of), IL (O’Hare International Airport), Series 2018 B, RB	5.00%	01/01/2048	50	52,675
Illinois (State of) (Rebuild Illinois Program), Series 2019 B, GO Bonds	4.00%	11/01/2035	100	95,934
Illinois (State of) (Rebuild Illinois Program), Series 2019 B, GO Bonds	4.00%	11/01/2037	75	71,036
Illinois (State of) Finance Authority (Green Bonds), Series 2019, RB	5.00%	07/01/2037	170	189,201
Illinois (State of) Finance Authority (University of Illinois at Urbana), Series 2019, RB	5.00%	10/01/2049	105	113,007
Illinois (State of) Toll Highway Authority, Series 2019 A, RB	5.00%	01/01/2044	300	317,830
Illinois (State of) Toll Highway Authority, Series 2019, Ref. RB	5.00%	01/01/2029	50	56,667
Kendall Kane & Will Counties Community Unit School District No. 308, Series 2020 A, Ref. GO Bonds, (INS - AGM)(a)	5.00%	02/01/2029	130	146,524

				1,172,345

Indiana-1.17%
Indiana (State of) Finance Authority, Series 2016 C, Ref. RB	5.00%	06/01/2029	50	57,182
Indiana (State of) Finance Authority (Green Bonds), Series 2019 A, RB	5.00%	02/01/2039	45	49,482
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2054	100	107,813

				214,477

Iowa-0.22%
Iowa (State of), Series 2019 A, Ref. RB	5.00%	06/01/2029	35	40,144

Kansas-0.57%
University of Kansas Hospital Authority, Series 2019 A, RB	5.00%	09/01/2048	100	104,434

Louisiana-0.88%
Louisiana (State of), Series 2019 A, GO Bonds	5.00%	03/01/2036	110	122,335
Louisiana (State of) (Garvee), Series 2019 A, RB	5.00%	09/01/2029	35	39,502

				161,837

Maryland-2.19%
Baltimore (City of), MD (Wastewater), Series 2019 A, RB	4.00%	07/01/2044	100	97,628
Baltimore (City of), MD (Wastewater), Series 2019 A, RB	5.00%	07/01/2049	10	10,640
Maryland (State of), First Series 2019, GO Bonds	5.00%	03/15/2031	80	91,486
Maryland (State of), First Series 2019, GO Bonds	5.00%	03/15/2032	10	11,392
Maryland (State of), Series 2018 A, GO Bonds	5.00%	03/15/2029	15	16,963
Maryland (State of), Series 2020 A, GO Bonds	5.00%	03/15/2029	30	34,581
Montgomery (County of), MD, Series 2018 A, GO Bonds	5.00%	11/01/2029	100	114,212
Prince George’s (County of), MD, Series 2020 B, Ref. GO Bonds	5.00%	09/15/2029	20	23,224

				400,126

Massachusetts-5.06%
Massachusetts (Commonwealth of), Series 2018 B, GO Bonds	5.00%	01/01/2029	40	45,015
Massachusetts (Commonwealth of), Series 2018 B, Ref. GO Bonds	5.00%	07/01/2029	245	283,154
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2031	70	79,226
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2036	60	66,189
Massachusetts (Commonwealth of), Series 2019 C, Ref. GO Bonds	5.00%	05/01/2029	15	17,294
Massachusetts (Commonwealth of), Series 2019 G, GO Bonds	5.00%	09/01/2029	10	11,585
Massachusetts (Commonwealth of), Series 2020 A, GO Bonds	5.00%	03/01/2029	15	17,251
Massachusetts (Commonwealth of), Series 2020, GO Bonds	5.00%	07/01/2029	10	11,557
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2019 A, RB	5.00%	06/01/2049	30	32,322
Massachusetts (State of) Bay Transportation Authority, Series 2005 A, RB	5.00%	07/01/2029	20	23,115
Massachusetts (State of) Bay Transportation Authority, Series 2005 B, RB, (INS - NATL)(a)	5.50%	07/01/2029	25	29,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

260

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Massachusetts-(continued)
Massachusetts (State of) Bay Transportation Authority (Sustainability Bonds), Series 2021, Ref. RB	5.00%	07/01/2041	$110	$121,245
Massachusetts (State of) Development Finance Agency (Atrius Health), Series 2019 A, Ref. RB(b)(c)	4.00%	06/01/2029	100	108,806
Massachusetts (State of) Port Authority, Series 2019 B, RB	5.00%	07/01/2044	25	27,393
Massachusetts (State of) Water Resources Authority, Series 2007 B, Ref. RB, (INS - AGM)(a)	5.25%	08/01/2029	25	29,323
University of Massachusetts Building Authority, Series 2020 1, RB	5.00%	11/01/2034	20	22,471

				925,620

Michigan-1.72%
Detroit City School District, Series 2005 A, Ref. GO Bonds, (INS - AGM)(a)	5.25%	05/01/2029	55	63,410
Great Lakes Water Authority, Series 2018 B, Ref. RB	5.00%	07/01/2029	50	56,812
Lansing (City of), MI Board of Water & Light, Series 2019 A, RB	5.00%	07/01/2048	80	84,624
Michigan (State of) Building Authority (Facilities Program), Series 2019, Ref. RB	5.00%	04/15/2036	100	110,729

				315,575

Minnesota-1.15%
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2032	85	97,481
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2033	65	74,034
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2039	35	38,889

				210,404

Mississippi-0.14%
Mississippi (State of), Series 2019 B, GO Bonds	4.00%	10/01/2037	25	25,653

Missouri-0.29%
Springfield School District No. R-12, Series 2017, Ref. GO Bonds	4.00%	03/01/2029	50	53,331

Nebraska-0.15%
Omaha (City of), NE Public Power District, Series 2018 A, RB	5.00%	02/01/2029	15	16,832
Omaha (City of), NE Public Power District, Series 2019 A, RB	5.00%	02/01/2033	10	11,228

				28,060

Nevada-0.28%
Clark (County of), NV Department of Aviation, Series 2019 B, Ref. RB	5.00%	07/01/2031	25	28,209
Clark (County of), NV Department of Aviation, Series 2019 B, Ref. RB	5.00%	07/01/2032	20	22,407

				50,616

New Jersey-2.51%
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2029	125	141,388
New Jersey (State of) Health Care Facilities Financing Authority (Valley Health System Obligated Group), Series 2019, RB	3.00%	07/01/2049	25	17,547
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2029	150	163,635
New Jersey (State of) Turnpike Authority, Series 2005 A, Ref. RB, (INS - AGM)(a)	5.25%	01/01/2029	120	137,285

				459,855

New Mexico-0.25%
New Mexico (State of) Severance Tax Permanent Fund, Series 2021 A, RB	5.00%	07/01/2029	40	46,094

New York-15.26%
Battery Park (City of), NY Authority, Series 2019 B, Ref. RB	5.00%	11/01/2038	100	112,380
Metropolitan Transportation Authority (Green Bonds), Series 2019 C, RB, (INS - BAM)(a)	5.00%	11/15/2044	100	105,680
New York & New Jersey (States of) Port Authority, Series 2019 217, RB	4.00%	11/01/2039	20	19,624
New York & New Jersey (States of) Port Authority, Two Hundred Twelfth Series 2019, Ref. RB	4.00%	09/01/2039	35	34,397
New York (City of), NY, Series 2019 E, Ref. GO Bonds	5.00%	08/01/2029	30	34,001
New York (City of), NY, Series 2019, Ref. RB	5.00%	06/15/2040	35	38,135
New York (City of), NY, Series 2020 B-1, GO Bonds	5.00%	10/01/2036	30	32,816
New York (City of), NY, Subseries 2019 A-1, GO Bonds	5.00%	08/01/2035	155	169,827
New York (City of), NY, Subseries 2019 A-1, GO Bonds	5.00%	08/01/2039	100	108,271
New York (City of), NY, Subseries 2019 FF-2, Ref. RB	5.00%	06/15/2038	50	54,551
New York (City of), NY, Subseries 2019, Ref. RB	5.00%	06/15/2040	95	102,994
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-1, RB	5.00%	06/15/2049	200	214,709
New York (City of), NY Transitional Finance Authority, Series 2019 A-3, RB	4.00%	05/01/2041	40	38,696
New York (City of), NY Transitional Finance Authority, Series 2019 C-1, RB	5.00%	11/01/2035	15	16,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

261

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
New York (City of), NY Transitional Finance Authority, Series 2019, RB	4.00%	11/01/2040	$30	$29,090
New York (City of), NY Transitional Finance Authority, Subseries 2018 S-3, Ref. RB	5.00%	07/15/2029	95	107,516
New York (City of), NY Transitional Finance Authority, Subseries 2019 A-2, RB	5.00%	05/01/2037	285	309,872
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2035	100	109,617
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2037	35	38,025
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2038	100	108,260
New York (State of) Dormitory Authority, Series 2019, RB	5.00%	07/01/2039	325	349,349
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2029	50	57,019
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2029	25	28,876
New York State Environmental Facilities Corp., Series 2019 B, Ref. RB	5.00%	06/15/2044	35	38,109
New York State Urban Development Corp., Series 2019 A, Ref. RB	5.00%	03/15/2040	110	119,489
New York State Urban Development Corp., Series 2020 E, Ref. RB	5.00%	03/15/2029	40	45,486
New York State Urban Development Corp., Series 2020, Ref. RB	5.00%	03/15/2029	120	136,459
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University), Series 2019, Ref. RB	5.00%	12/01/2040	90	99,597
Triborough Bridge & Tunnel Authority, Series 2018 B, Ref. RB	5.00%	11/15/2029	25	28,845
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2019 A, RB	5.00%	11/15/2049	100	107,265

				2,795,392

North Carolina-0.98%
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2029	50	57,480
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2032	15	16,980
North Carolina (State of), Series 2019 A, RB	4.00%	05/01/2034	100	104,415

				178,875

Ohio-2.74%
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2029	50	57,042
Ohio (State of), Series 2019 A, GO Bonds	5.00%	06/15/2031	20	22,821
Ohio (State of), Series 2019 A, GO Bonds	5.00%	06/15/2037	55	60,821
Ohio (State of), Series 2019 A, GO Bonds	5.00%	06/15/2038	150	164,985
Ohio (State of), Series 2019, RB	5.00%	12/15/2029	50	57,785
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2037	85	94,482
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2044	40	43,659

				501,595

Oregon-2.18%
Multnomah (County of), OR, Series 2021 A, GO Bonds	5.00%	06/15/2029	190	219,188
Oregon (State of) (Article XI-Q State), Series 2019 A, GO Bonds	5.00%	05/01/2033	60	67,865
Portland (City of), OR, Series 2019 A, Ref. RB	5.00%	03/01/2034	100	112,836

				399,889

Pennsylvania-5.47%
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019, Ref. RB	4.00%	07/15/2036	100	99,530
Pennsylvania (Commonwealth of), Series 2019, Ref. GO Bonds	5.00%	07/15/2029	90	103,036
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2019 A, RB	5.00%	12/01/2044	315	334,707
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2019, Ref. RB	5.00%	12/01/2029	35	39,526
Philadelphia (City of), PA, Series 2019 B, GO Bonds	5.00%	02/01/2031	35	39,512
Philadelphia (City of), PA, Series 2019 B, GO Bonds	5.00%	02/01/2037	100	108,826
Philadelphia (City of), PA, Series 2019 B, RB	5.00%	11/01/2044	110	119,598
Wilkes-Barre Area School District, Series 2019, GO Bonds, (INS - BAM)(a)	5.00%	04/15/2059	145	156,385

				1,001,120

Rhode Island-0.63%
Rhode Island Health & Educational Building Corp. (Brown University), Series 2019 A, Ref. RB	5.00%	09/01/2029	100	115,507

Texas-8.00%
Board of Regents of the University of Texas System, Series 2019 A, Ref. RB	5.00%	08/15/2033	100	113,005
Collin County Community College District, Series 2020 A, GO Bonds	5.00%	08/15/2031	100	114,120
Cypress-Fairbanks Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2032	60	67,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

262

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas-(continued)
Dallas (City of), TX Independent School District, Series 2019 B, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2031	$25	$26,774
Dallas (County of), TX Hospital District, Series 2019, Ref. GO Bonds	5.00%	08/15/2029	75	84,153
Frisco Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2036	75	83,661
Houston (City of), TX, Series 2018 D, Ref. RB	5.00%	07/01/2029	35	39,105
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2019, Ref. RB	5.00%	05/15/2032	20	22,186
North Texas Tollway Authority, Series 2019 A, Ref. RB	5.00%	01/01/2038	125	135,325
North Texas Tollway Authority, Series 2019 A, Ref. RB	4.00%	01/01/2039	75	74,190
Round Rock Independent School District, Series 2019 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/01/2032	50	53,227
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health), Series 2018 B, RB	5.00%	07/01/2032	25	27,312
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children’s Medical Center), Series 2020, Ref. RB	3.00%	12/01/2050	125	95,258
Texas (State of) Water Development Board, Series 2019, RB	5.00%	04/15/2032	135	154,979
Texas (State of) Water Development Board, Series 2019, RB	4.00%	10/15/2036	125	128,879
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant
Express Managed Lanes), Series 2019 A, Ref. RB	5.00%	12/31/2033	90	95,226
Travis (County of), TX, Series 2019 A, GO Bonds	5.00%	03/01/2032	100	112,973
Trinity River Authority, Series 2020, Ref. RB	5.00%	08/01/2029	20	23,074
Webb (County of), TX, Series 2020, GO Bonds	4.00%	02/15/2045	15	14,636

				1,465,865

Utah-0.47%
Utah (State of), Series 2020, GO Bonds	5.00%	07/01/2029	75	86,365

Virginia-1.02%
Charles City (County of), VA Economic Development Authority (Wate Management, Inc.), Series 2004 A, RB	2.88%	02/01/2029	30	28,400
Richmond (City of), VA, Series 2017 D, Ref. GO Bonds	5.00%	03/01/2029	10	11,475
Virginia (State of) College Building Authority (21st Century College), Series 2017 E, Ref. RB	5.00%	02/01/2029	100	112,264
Virginia (State of) College Building Authority (21st Century College), Series 2019 C, Ref. RB	5.00%	02/01/2029	30	34,343

				186,482

Washington-3.14%
King (County of), WA Public Hospital District No. 2 (Evergreen Health), Series 2020 A, GO Bonds	4.00%	12/01/2045	105	101,673
Snohomish County School District No. 201 Snohomish, Series 2020, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2029	35	40,456
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2029	35	40,380
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2031	50	57,137
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2035	35	38,825
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2039	210	230,870
Washington (State of), Series 2019 C, GO Bonds	5.00%	02/01/2035	60	66,199

				575,540

West Virginia-0.06%
West Virginia (State of) (Bid Group 2), Series 2019 A, GO Bonds	5.00%	12/01/2040	10	10,950

Wisconsin-0.19%
Wisconsin (State of), Series 2021-2, Ref. GO Bonds	5.00%	05/01/2029	30	34,429

TOTAL INVESTMENTS IN SECURITIES(d)-98.02% (Cost $19,669,976)				17,952,229
OTHER ASSETS LESS LIABILITIES-1.98%				361,940

NET ASSETS-100.00%				$18,314,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

263

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2022

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

264

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)

August 31, 2022

Schedule of Investments

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations-98.42%
Alabama-1.84%
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2035	$100	$112,978
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	4.00%	11/01/2036	100	103,054
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2037	200	224,171

				440,203

Arizona-1.08%
Arizona (State of) Sports & Tourism Authority, Series 2022, Ref. RB, (INS - BAM)(a)	5.00%	07/01/2030	100	111,959
Phoenix Civic Improvement Corp., Series 2020 A, RB	5.00%	07/01/2044	135	146,866

				258,825

California-15.60%
Antelope Valley Community College District, Series 2020 B, GO Bonds	3.00%	08/01/2050	45	33,858
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2030	90	105,054
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2030	20	23,005
California (State of), Series 2020, GO Bonds	5.00%	03/01/2030	25	29,152
California (State of), Series 2020, GO Bonds	5.00%	03/01/2034	200	227,312
California (State of), Series 2020, GO Bonds	5.00%	03/01/2034	250	284,140
California (State of), Series 2020, GO Bonds	4.00%	11/01/2035	100	104,564
California (State of), Series 2020, Ref. GO Bonds	4.00%	11/01/2030	40	43,999
California (State of), Series 2020, Ref. GO Bonds	5.00%	11/01/2030	60	70,654
California (State of), Series 2020, Ref. GO Bonds	5.00%	03/01/2032	50	57,640
California (State of), Series 2020, Ref. GO Bonds	4.00%	03/01/2036	100	103,344
California (State of), Series 2020, Ref. GO Bonds	4.00%	03/01/2038	175	178,180
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2033	75	86,838
California (State of) Public Works Board (Various Capital), Series 2019 C, RB	5.00%	11/01/2030	60	69,253
Long Beach (City of), CA Bond Finance Authority, Series 2007 A, RB	5.50%	11/15/2030	50	55,427
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2020 B, Ref. RB	5.00%	05/15/2034	200	226,297
Los Angeles (City of), CA Department of Water & Power, Series 2020 A, Ref. RB	5.00%	07/01/2040	125	138,907
Los Angeles (City of), CA Department of Water & Power, Series 2020 A, Ref. RB	5.00%	07/01/2050	200	216,771
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	4.00%	07/01/2030	75	82,296
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020, RB	5.00%	06/01/2033	25	28,818
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020, RB	5.00%	06/01/2034	105	120,335
Los Angeles Unified School District, Series 2020 A, Ref. GO Bonds	5.00%	07/01/2032	160	185,385
Los Angeles Unified School District, Series 2020 RYQ, GO Bonds	5.00%	07/01/2033	130	149,882
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2019 G, RB	5.00%	08/15/2030	70	80,737
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2020 A, RB	5.00%	11/01/2050	180	196,438
Turlock (City of), CA Irrigation District, Series 2020, Ref. RB	5.00%	01/01/2041	250	273,974
University of California, Series 2020 BE, Ref. RB	5.00%	05/15/2038	205	230,726
University of California, Series 2020 BE, Ref. RB	5.00%	05/15/2039	190	212,408
University of California, Series 2020 BE, Ref. RB	5.00%	05/15/2043	100	109,710

				3,725,104

Colorado-1.75%
Colorado (State of), Series 2020 A, COP	5.00%	12/15/2033	25	28,462
Colorado (State of), Series 2020 A, COP	4.00%	12/15/2038	100	100,051
Colorado (State of) Health Facilities Authority (Sanford Health), Series 2019 A, Ref. RB	5.00%	11/01/2030	70	78,130
Denver (City & County of), CO, Series 2020 B, Ref. GO Bonds	5.00%	08/01/2030	180	210,955

				417,598

Connecticut-3.45%
Connecticut (State of), Series 2019 A, GO Bonds	5.00%	04/15/2030	100	113,650
Connecticut (State of), Series 2020 C, GO Bonds	4.00%	06/01/2037	250	250,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

265

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Connecticut-(continued)
Connecticut (State of), Series 2020, RB	5.00%	05/01/2038	$245	$268,959
Connecticut (State of), Series 2022 D, Ref. GO Bonds	5.00%	09/15/2030	165	191,177

				824,369

Delaware-1.61%
Delaware (State of), Series 2020 A, GO Bonds	4.00%	01/01/2032	100	107,757
Delaware (State of) Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2030	235	276,413

				384,170

District of Columbia-2.51%
District of Columbia, Series 2020 A, RB	5.00%	03/01/2036	165	185,215
District of Columbia, Series 2020 A, RB	5.00%	03/01/2037	170	190,390
Washington Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2045	205	223,499

				599,104

Florida-2.97%
Jacksonville (City of), FL, Series 2015, Ref. RB	3.00%	10/01/2030	50	49,809
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	3.00%	07/01/2030	25	25,069
Miami-Dade (County of), FL, Series 2021, RB	5.00%	10/01/2030	35	40,378
Miami-Dade (County of), FL Transit System, Series 2020 A, RB	4.00%	07/01/2046	200	183,479
Palm Beach County School District, Series 2020 A, COP	5.00%	08/01/2034	50	55,386
Palm Beach County School District, Series 2020, COP	5.00%	08/01/2033	100	111,632
School District of Broward County, Series 2020 A, COP	5.00%	07/01/2033	20	22,387
Tampa (City of), FL, Series 2020 A, RB	5.00%	10/01/2046	200	219,904

				708,044

Georgia-1.66%
Georgia (State of) (Bid Group 2), Series 2020 A, GO Bonds	5.00%	08/01/2033	65	75,255
Private Colleges & Universities Authority (Emory University), Series 2020 B, Ref. RB	5.00%	09/01/2033	250	285,839
Private Colleges & Universities Authority (Emory University), Series 2020 B, Ref. RB	4.00%	09/01/2035	35	36,017

				397,111

Hawaii-0.24%
Honolulu (City & County of), HI (Rail Transit), Series 2021, GO Bonds	5.00%	03/01/2030	50	58,119

Illinois-3.21%
Chicago (City of), IL, Series 2020 A, Ref. GO Bonds	5.00%	01/01/2030	145	155,364
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2033	200	221,574
Illinois (State of), Series 2020 C, GO Bonds	4.00%	10/01/2040	185	171,567
Illinois (State of) Toll Highway Authority, Series 2019 B, Ref. RB	5.00%	01/01/2030	15	17,184
Illinois (State of) Toll Highway Authority, Series 2019, Ref. RB	5.00%	01/01/2030	175	200,477

				766,166

Indiana-0.70%
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.), Series 2010 A, RB	3.00%	11/01/2030	150	138,999
Indiana (State of) Finance Authority (Stadium), Series 2022 A, Ref. RB	5.00%	02/01/2030	25	28,811

				167,810

Louisiana-0.86%
New Orleans (City of), LA, Series 2021 A, GO Bonds	5.00%	12/01/2046	75	80,981
New Orleans (City of), LA, Series 2021 A, GO Bonds	5.00%	12/01/2050	115	123,981

				204,962

Maryland-3.58%
Baltimore (City of), MD (Water), Series 2020 A, RB	5.00%	07/01/2050	100	107,123
Maryland (State of) (Bid Group 1), Series 2020 A, GO Bonds	5.00%	03/15/2030	35	40,910
Maryland (State of) (Bid Group 2), Series 2019, GO Bonds	5.00%	08/01/2030	45	51,938
Maryland (State of) (Bid Group 2), Series 2020 A, GO Bonds	5.00%	03/15/2033	125	143,772
Maryland (State of) (Bid Group 2), Series 2020, GO Bonds	5.00%	08/01/2035	200	228,541
Maryland (State of) Transportation Authority, Series 2020, RB	5.00%	07/01/2030	20	23,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

266

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Maryland-(continued)
Montgomery (County of), MD, Series 2020 B, Ref. GO Bonds	4.00%	11/01/2030	$100	$109,664
Prince George’s (County of), MD, Series 2019 A, GO Bonds	5.00%	07/15/2030	130	149,951

				855,161

Massachusetts-5.92%
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2030	55	62,693
Massachusetts (Commonwealth of), Series 2020 C, GO Bonds	2.75%	03/01/2050	15	11,175
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2045	120	131,442
Massachusetts (Commonwealth of), Series 2020, GO Bonds	5.00%	07/01/2036	190	213,474
Massachusetts (Commonwealth of), Series 2020, GO Bonds	5.00%	07/01/2045	245	267,535
Massachusetts (Commonwealth of) (Enhancement), Series 2021 B, RB	5.00%	06/01/2043	105	115,247
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2007 A-1, Ref. RB	5.25%	07/01/2030	25	29,711
Massachusetts (Commonwealth of) Health & Educational Facilities Authority (Massachusetts Institute of Technology), Series 2004 M, RB	5.25%	07/01/2030	150	177,446
Massachusetts (Commonwelath of) School Building Authority (Social Bonds), Series 2020 A, RB	5.00%	08/15/2045	250	276,952
Massachusetts (Commonwelath of) School Building Authority (Social Bonds), Series 2020 A, RB	5.00%	08/15/2050	115	126,854

				1,412,529

Michigan-1.77%
Detroit City School District, Series 2005 A, Ref. GO Bonds, (INS - AGM)(a)	5.25%	05/01/2030	205	239,504
Michigan (State of) Building Authority, Series 2020 I, Ref. RB	5.00%	10/15/2030	70	81,222
University of Michigan, Series 2020 A, Ref. RB	4.00%	04/01/2045	75	74,790
Walled Lake Consolidated School District, Series 2020, GO Bonds	5.00%	05/01/2050	25	26,971

				422,487

Minnesota-0.66%
Minnesota (State of), Series 2020 A, GO Bonds	5.00%	08/01/2040	140	157,171

Missouri-0.61%
Curators of the University of Missouri (The), Series 2020 B, RB	5.00%	11/01/2030	125	145,993

Nebraska-0.69%
Omaha (City of), NE Public Power District, Series 2021 A, RB	5.00%	02/01/2046	150	163,904

Nevada-0.34%
Clark (County of), NV, Series 2020 C, Ref. RB	5.00%	07/01/2030	70	81,149

New Jersey-1.30%
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2050	300	310,721

New Mexico-0.62%
Los Ranchos de Albuquerque (Village of), NM (Albuquerque Academy), Series 2020, Ref. RB	4.00%	09/01/2040	150	148,864

New York-22.53%
Long Island (City of), NY Power Authority, Series 2020 A, Ref. RB	5.00%	09/01/2037	155	171,796
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	4.75%	11/15/2045	450	443,126
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	5.25%	11/15/2055	400	416,203
Nassau County Interim Finance Authority, Series 2021 A, Ref. RB	5.00%	11/15/2030	120	142,240
New York & New Jersey (States of) Port Authority, Series 2020-222, Ref. RB	4.00%	07/15/2040	200	195,853
New York & New Jersey (States of) Port Authority, Two Hundred Twelfth Series 2019, Ref. RB	5.00%	09/01/2030	100	113,624
New York (City of), NY, Series 2020 A-1, Ref. GO Bonds	5.00%	08/01/2030	200	231,295
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2035	110	121,369
New York (City of), NY, Series 2020 C-1, Ref. GO Bonds	5.00%	08/01/2030	95	109,865
New York (City of), NY, Series 2020 D-1, GO Bonds	4.00%	03/01/2041	125	122,006
New York (City of), NY, Series 2020 D-1, GO Bonds	5.00%	03/01/2043	100	107,108
New York (City of), NY, Series 2020 EE, Ref. RB	5.00%	06/15/2030	70	81,857
New York (City of), NY, Series 2022 B-1, Ref. GO Bonds	5.00%	08/01/2030	75	86,736
New York (City of), NY, Subseries 2019 L-6, GO Bonds	5.00%	04/01/2030	20	22,604
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	4.00%	03/01/2032	200	210,601
New York (City of), NY Municipal Water Finance Authority, Series 2020, RB	5.00%	06/15/2030	100	116,939
New York (City of), NY Municipal Water Finance Authority, Series 2020, Ref. RB	5.00%	06/15/2050	150	160,554
New York (City of), NY Transitional Finance Authority, Series 2020, RB	5.00%	05/01/2033	180	204,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

267

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York-(continued)
New York (City of), NY Transitional Finance Authority, Series 2020, RB	5.00%	05/01/2034	$200	$224,959
New York (City of), NY Transitional Finance Authority, Series 2020, RB	5.00%	05/01/2041	50	54,599
New York (City of), NY Transitional Finance Authority, Series 2020, RB	3.00%	05/01/2046	100	78,405
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2030	115	130,124
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	5.00%	02/15/2033	265	297,495
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	5.00%	02/15/2034	80	88,901
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	5.00%	02/15/2041	90	96,682
New York (State of) Dormitory Authority (General Purpose), Series 2020 D, Ref. RB	5.00%	02/15/2048	15	15,926
New York (State of) Thruway Authority, Series 2021 A-1, Ref. RB	5.00%	03/15/2030	130	149,641
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2030	25	28,777
New York State Urban Development Corp., Series 2020 C, Ref. RB	5.00%	03/15/2047	350	374,277
New York State Urban Development Corp., Series 2020 E, Ref. RB	5.00%	03/15/2030	200	230,218
New York State Urban Development Corp., Series 2020, Ref. RB	4.00%	03/15/2042	200	191,807
New York State Urban Development Corp., Series 2020, Ref. RB	5.00%	03/15/2044	115	123,274
Triborough Bridge & Tunnel Authority, Series 2018 B, Ref. RB	5.00%	11/15/2030	185	215,554
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2020 A, RB	5.00%	11/15/2054	20	21,066

				5,379,597

North Carolina-0.62%
North Carolina (State of), Series 2019 B, GO Bonds	5.00%	06/01/2030	25	28,772
North Carolina (State of) Turnpike Authority (Triangle Expressway), Series 2019, RB, (INS - AGM)(a)	5.00%	01/01/2049	110	118,425

				147,197

Ohio-2.94%
Hamilton (County of), OH (UC Health), Series 2020, RB	5.00%	09/15/2050	200	206,155
Ohio (State of), Series 2021 B, Ref. GO Bonds	5.00%	09/15/2030	110	128,486
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2020 A, RB	5.00%	12/01/2040	200	221,325
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2020 A, RB	5.00%	12/01/2050	135	146,878

				702,844

Oregon-1.20%
Medford (City of), OR Hospital Facilities Authority (Asante), Series 2020 A, Ref. RB	5.00%	08/15/2050	150	157,177
Oregon (State of) Department of Transportation, Series 2020 A, RB	5.00%	11/15/2037	65	72,001
Portland (City of), OR, Series 2019 A, Ref. RB	5.00%	03/01/2030	50	57,763

				286,941

Pennsylvania-2.11%
Allegheny (County of), PA, Series 2020 C-78, GO Bonds	4.00%	11/01/2049	150	143,355
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University), Series 2020, RB	5.00%	02/01/2030	25	28,920
Philadelphia (City of), PA, Series 2020 A, RB	5.00%	11/01/2045	305	330,272

				502,547

South Carolina-0.75%
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	5.00%	12/01/2032	90	98,144
South Carolina (State of) Transportation Infrastructure Bank, Series 2021 B, Ref. RB	5.00%	10/01/2030	70	81,084

				179,228

Tennessee-0.44%
Metropolitan Nashville Airport Authority (The), Series 2019 A, RB	5.00%	07/01/2054	100	105,811

Texas-7.41%
Cypress-Fairbanks Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2030	25	28,480
Dallas (City of), TX, Series 2020 C, Ref. RB	4.00%	10/01/2049	200	193,164
Harris (County of), TX Port Authority of Houston, Series 2020 A-2, Ref. GO Bonds	4.00%	10/01/2037	160	162,778
Houston (City of), TX, Series 2020 C, Ref. RB	4.00%	11/15/2036	40	40,416
Houston (City of), TX, Series 2020 C, Ref. RB	5.00%	11/15/2045	125	136,227
Lamar Consolidated Independent School District, Series 2020, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2043	40	40,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

268

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas-(continued)
Matagorda (County of), TX Navigation District No. 1 (AEP TEX), Series 2005 A, Ref. RB, (INS - AMBAC)(a)	4.40%	05/01/2030	$125	$130,241
Round Rock Independent School District, Series 2019 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/01/2030	210	240,513
San Antonio (City of), TX, Series 2019, Ref. RB	5.00%	02/01/2036	20	22,123
San Antonio (City of), TX Water System, Series 2020 A, Ref. RB	5.00%	05/15/2050	200	216,533
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 A, Ref. RB	5.00%	08/15/2039	200	217,254
Texas (State of) Water Development Board, Series 2020, RB	5.00%	08/01/2030	125	145,427
Texas (State of) Water Development Board, Series 2020, RB	4.00%	10/15/2045	200	195,015

				1,768,236

Utah-0.45%
Utah (County of), UT (IHC Health Services, Inc.), Series 2020 A, RB	5.00%	05/15/2043	100	107,132

Virginia-1.54%
Fairfax (County of), VA, Series 2020 A, Ref. GO Bonds	5.00%	10/01/2030	65	75,831
Fairfax (County of), VA, Series 2020 A, Ref. GO Bonds	5.00%	10/01/2031	100	115,938
Virginia (Commonwealth of) Public Building Authority (Bidding Group 1), Series 2022 A, RB	5.00%	08/01/2030	150	175,328

				367,097

Washington-4.73%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	11/01/2030	100	117,114
Energy Northwest (Columbia Generating Station), Series 2020 A, Ref. RB	5.00%	07/01/2037	125	139,200
Energy Northwest (Columbia Generating Station), Series 2020 A, Ref. RB	5.00%	07/01/2039	100	110,078
King (County of), WA, Series 2021 A, GO Bonds	5.00%	01/01/2030	75	87,105
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2030	15	17,231
Washington (State of), Series 2020 A, GO Bonds	5.00%	08/01/2043	25	27,359
Washington (State of), Series 2020 C, GO Bonds	5.00%	02/01/2037	150	166,659
Washington (State of), Series 2020 C, GO Notes	5.00%	02/01/2034	50	56,423
Washington (State of), Series 2021 A, Ref. GO Bonds	5.00%	06/01/2038	80	88,986
Washington (State of), Series 2021 A, Ref. GO Bonds	5.00%	06/01/2040	30	33,113
Washington (State of) (Bid Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2032	70	80,645
Washington (State of) (Bid Group 1), Series 2020 A, GO Bonds	5.00%	08/01/2033	90	102,824
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance), Series 2020, Ref. RB	5.00%	09/01/2050	100	102,966

				1,129,703

Wisconsin-0.73%
Wisconsin (State of), Series 2021 1, Ref. GO Bonds	5.00%	05/01/2030	150	174,361

TOTAL INVESTMENTS IN SECURITIES(b)-98.42% (Cost $24,896,811)				23,500,258
OTHER ASSETS LESS LIABILITIES-1.58%				377,990

NET ASSETS-100.00%				$23,878,248

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

269

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)

August 31, 2022

Schedule of Investments

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations-98.45%
Alabama-0.09%
Alabama (State of) Public School & College Authority (Social Bonds), Series 2020 A, Ref. RB	5.00%	11/01/2031	$10	$11,604

Arizona-1.33%
Salt River Project Agricultural Improvement & Power District, Series 2020 A, Ref. RB	5.00%	01/01/2045	150	165,460

Arkansas-0.97%
University of Arkansas, Series 2021 A, RB	5.00%	12/01/2045	110	120,435

California-19.00%
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2031	10	11,826
California (State of), Series 2020, Ref. GO Bonds	5.00%	03/01/2031	5	5,808
California (State of), Series 2020, Ref. GO Bonds	5.00%	11/01/2031	15	17,549
California (State of), Series 2021, GO Bonds	4.00%	10/01/2033	110	117,171
California (State of), Series 2021, GO Bonds	4.00%	10/01/2034	250	263,055
California (State of), Series 2021, GO Bonds	4.00%	10/01/2039	250	253,492
California (State of), Series 2021, Ref. GO Bonds	5.00%	09/01/2031	20	23,744
California (State of), Series 2021, Ref. GO Bonds	4.00%	10/01/2041	50	50,340
California (State of) (Bid Group C), Series 2021 C, Ref. GO Bonds	5.00%	10/01/2031	35	41,587
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2031	10	11,734
California (State of) Department of Water Resources (Central Valley), Series 2021, RB	5.00%	12/01/2031	15	17,742
California (State of) Department of Water Resources (Central Valley), Series 2021, RB	5.00%	12/01/2033	5	5,823
California (State of) Public Works Board (Various Capital), Series 2021 B, RB	5.00%	05/01/2034	25	28,610
California (State of) Public Works Board (Various Capital), Series 2021 B, RB	5.00%	05/01/2035	25	28,433
Contra Costa (County of), CA Water District, Series 2021 W, Ref. RB	5.00%	10/01/2051	50	55,695
Foothill-De Anza Community College District, Series 2021 A, Ref. GO Bonds	3.00%	08/01/2039	30	26,119
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2045	20	21,734
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2048	45	48,749
Los Angeles (City of), CA Department of Water & Power, Series 2021 B, Ref. RB	5.00%	07/01/2037	250	282,890
Los Angeles (City of), CA Department of Water & Power, Series 2021, RB	5.00%	07/01/2045	30	33,083
Los Angeles (City of), CA Department of Water & Power, Series 2021, RB	5.00%	07/01/2051	100	108,746
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	06/01/2033	110	129,462
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	07/01/2038	100	114,396
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	4.00%	06/01/2039	10	10,218
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	07/01/2041	20	22,627
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2021 A, RB	5.00%	07/01/2046	60	66,972
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020, RB	5.00%	06/01/2031	10	11,723
Los Angeles Unified School District, Series 2021 A, Ref. GO Bonds	5.00%	07/01/2031	10	11,743
San Diego (County of), CA Regional Airport Authority, Series 2021 A, RB	5.00%	07/01/2051	250	267,224
San Diego (County of), CA Regional Transportation Commission, Series 2021 B, Ref. RB	5.00%	04/01/2045	25	27,957
San Diego (County of), CA Water Authority (Green Bonds), Series 2021 B, Ref. RB	4.00%	05/01/2038	10	10,369
San Francisco (City & County of), CA (Moscone Convention Center Expansion), Series 2017, COP	3.00%	04/01/2031	65	64,798
San Francisco (County of), CA Transportation Authority, Series 2017, RB	3.00%	02/01/2031	15	14,971
University of California (Limited), Series 2021 Q, Ref. RB	5.00%	05/15/2033	5	5,861
Ventura County Community College District, Series 2015, Ref. GO Bonds	3.13%	08/01/2031	150	150,223

				2,362,474

Colorado-0.92%
Colorado (State of), Series 2021 A, COP	5.00%	12/15/2033	10	11,512
Colorado (State of), Series 2021 A, COP	5.00%	12/15/2034	10	11,462
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3), Series 2020 A, Ref. RB	4.00%	07/15/2034	5	4,934
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3), Series 2020 A, Ref. RB	4.00%	07/15/2036	10	9,756
Denver City & County School District No. 1, Series 2021, GO Bonds	5.00%	12/01/2031	10	11,621
Regional Transportation District (Green Bonds), Series 2021, Ref. RB	4.00%	11/01/2039	65	65,128

				114,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

270

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Connecticut-0.99%
Connecticut (State of), Series 2021 A, RB	5.00%	05/01/2034	$20	$22,677
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2036	100	100,827

				123,504

Delaware-1.26%
Delaware (State of), Series 2020 A, GO Bonds	5.00%	01/01/2031	135	156,504

District of Columbia-3.09%
District of Columbia, Series 2020 A, RB	5.00%	03/01/2031	15	17,401
District of Columbia, Series 2020 B, Ref. RB	5.00%	10/01/2031	60	70,909
District of Columbia, Series 2021 D, GO Bonds	5.00%	02/01/2035	25	28,584
Washington Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2031	40	46,707
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2031	10	11,737
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2034	15	15,520
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2041	175	193,112

				383,970

Florida-1.38%
Central Florida Expressway Authority, Series 2021 D, RB	5.00%	07/01/2031	15	17,472
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(a)	4.00%	07/01/2035	5	5,172
Florida (State of), Series 2021 A, Ref. GO Bonds	5.00%	06/01/2031	10	11,733
Florida (State of), Series 2021 A, Ref. GO Bonds	5.00%	07/01/2031	30	35,613
Florida Development Finance Corp. (Lakeland Regional Health System), Series 2021, Ref. RB	4.00%	11/15/2033	40	39,442
Florida Development Finance Corp. (Lakeland Regional Health System), Series 2021, Ref. RB	4.00%	11/15/2034	20	19,626
Hillsborough (County of), FL Industrial Development Authority (Tampa General Hospital), Series 2020, RB	4.00%	08/01/2055	25	21,048
Miami-Dade (County of), FL, Series 2021, RB	3.00%	10/01/2036	5	4,600
Pasco County School Board, Series 2021 A, Ref. COP	5.00%	08/01/2031	15	17,292

				171,998

Georgia-1.69%
Georgia (State of) (Bid Group 2), Series 2020 A, GO Bonds	5.00%	08/01/2031	15	17,547
Georgia (State of) (Bid Group 2), Series 2021 A, Ref. GO Bonds	4.00%	07/01/2037	185	192,701

				210,248

Hawaii-0.36%
Hawaii (State of) State Highway Fund, Series 2021, RB	5.00%	01/01/2041	40	44,410

Illinois-5.22%
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2031	255	286,068
Illinois (State of), Series 2016, GO Bonds	3.50%	06/01/2031	5	4,856
Illinois (State of), Series 2021 A, GO Bonds	5.00%	03/01/2046	50	51,927
Illinois (State of), Series 2022 B, Ref. GO Bonds	5.00%	03/01/2031	40	43,552
Illinois (State of) Finance Authority (Green Bonds), Series 2020, RB	5.00%	07/01/2035	10	11,393
Illinois (State of) Finance Authority (Green Bonds), Series 2020, RB	4.00%	07/01/2038	250	250,664

				648,460

Indiana-1.76%
Crown Point Multi School Building Corp., Series 2021, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	01/15/2040	100	110,333
Indiana (State of) Finance Authority (CWA Authority), Series 2021 1, Ref. RB	5.00%	10/01/2031	30	35,223
Indiana (State of) Finance Authority (CWA Authority), Series 2021 1, Ref. RB	5.00%	10/01/2037	20	22,550
Indianapolis Local Public Improvement Bond Bank, Series 2021 A, Ref. RB, (INS - AGM)(a)	4.00%	06/01/2036	50	50,386

				218,492

Maryland-4.52%
Maryland (State of) (Bid Group 2), Series 2021 A, GO Bonds	5.00%	03/01/2035	250	288,317
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2046	120	132,407
University System of Maryland, Series 2021 A, Ref. RB	4.00%	04/01/2047	145	141,171

				561,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

271

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Massachusetts-4.64%
Massachusetts (Commonwealth of), Series 2021 A, Ref. RB	5.00%	06/01/2042	$350	$387,792
Massachusetts (Commonwealth of) Transportation Fund, Series 2021 A, Ref. RB	5.00%	06/01/2041	155	172,449
Massachusetts (State of) Port Authority, Series 2021 D, RB	5.00%	07/01/2051	15	16,465

				576,706

Michigan-2.48%
Michigan (State of), Series 2021, RB	5.00%	11/15/2033	200	230,447
Michigan (State of), Series 2021, RB	4.00%	11/15/2037	60	60,735
Michigan (State of) Trunk Line, Series 2020, RB	5.00%	11/15/2031	15	17,448

				308,630

Minnesota-0.33%
Minnesota (State of), Series 2020 A, GO Bonds	5.00%	08/01/2031	35	40,998

Nevada-0.09%
Clark (County of), NV Department of Aviation, Series 2021, RB	5.00%	07/01/2033	10	11,408

New Jersey-3.05%
New Jersey (State of), Series 2020 A, GO Bonds	4.00%	06/01/2031	255	272,334
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	5.00%	06/15/2036	100	107,447

				379,781

New Mexico-0.95%
New Mexico (State of) Severance Tax Permanent Fund, Series 2021 A, RB	5.00%	07/01/2031	100	117,845

New York-19.07%
Hudson Yards Infrastructure Corp. (Green Bonds), Series 2021 A, Ref. RB	5.00%	02/15/2031	25	29,093
Nassau County Interim Finance Authority, Series 2021 A, Ref. RB	4.00%	11/15/2034	300	319,343
New York & New Jersey (States of) Port Authority, Series 2021 224, Ref. RB	5.00%	07/15/2033	35	39,792
New York & New Jersey (States of) Port Authority, Series 2021 224, Ref. RB	4.00%	07/15/2035	20	20,301
New York & New Jersey (States of) Port Authority, Series 2021 224, Ref. RB	4.00%	07/15/2037	15	14,956
New York & New Jersey (States of) Port Authority, Series 2021 224, Ref. RB	4.00%	07/15/2038	5	4,934
New York & New Jersey (States of) Port Authority, Series 2021, Ref. RB	4.00%	07/15/2040	90	88,134
New York (City of), NY, Series 2020 B-1, Ref. GO Bonds	5.00%	11/01/2031	225	257,546
New York (City of), NY, Series 2021 BB-1, Ref. RB	5.00%	06/15/2044	45	49,314
New York (City of), NY, Series 2021 F-1, GO Bonds	5.00%	03/01/2036	15	16,558
New York (City of), NY, Series 2021 F-1, GO Bonds	5.00%	03/01/2042	165	178,116
New York (City of), NY, Series 2021 F-1, GO Bonds	4.00%	03/01/2047	10	9,564
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(a)	5.00%	01/01/2031	50	55,956
New York (City of), NY Municipal Water Finance Authority, Series 2021 CC-1, RB	5.00%	06/15/2051	55	59,025
New York (City of), NY Municipal Water Finance Authority, Series 2021 DD, Ref. RB	5.00%	06/15/2031	100	117,882
New York (City of), NY Municipal Water Finance Authority, Series 2021 DD, Ref. RB	4.00%	06/15/2036	10	10,035
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	5.00%	02/01/2035	80	89,267
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	5.00%	02/01/2036	20	22,232
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB	5.00%	11/01/2031	215	248,838
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB	5.00%	11/01/2034	150	169,131
New York (City of), NY Transitional Finance Authority, Subseries 2021 S-1, Ref. RB	5.00%	07/15/2031	10	11,533
New York (City of), NY Trust for Cultural Resources (Lincoln Center for Performing Arts), Series 2020 A, Ref. RB	5.00%	12/01/2031	20	22,910
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2033	150	170,176
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2035	10	11,130
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2036	65	71,970
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	4.00%	03/15/2040	30	29,148
New York (State of) Dormitory Authority (New York University), Series 2021 A, Ref. RB	5.00%	07/01/2051	75	81,501
New York (State of) Power Authority (Green Transmission), Series 2022, RB, (INS - AGM)(a)	5.00%	11/15/2031	105	123,414
Triborough Bridge & Tunnel Authority, Series 2021 A-1, Ref. RB	5.00%	05/15/2051	25	26,815
Triborough Bridge & Tunnel Authority, Series 2021 C-1A, RB	5.00%	05/15/2039	10	11,017
Triborough Bridge & Tunnel Authority, Series 2021 C-1A, RB	5.00%	05/15/2040	10	10,980

				2,370,611

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

272

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
North Carolina-0.55%
North Carolina (State of) (Build North Carolina Programs), Series 2020 B, RB	5.00%	05/01/2031	$45	$51,991
Wake (County of), NC, Series 2021, RB	4.00%	03/01/2033	15	16,031

				68,022

Ohio-2.96%
American Municipal Power, Inc. (Fremont Energy Center), Series 2021, Ref. RB	4.00%	02/15/2036	100	100,046
Montgomery (County of), OH (Kettering Health Network Obligated Group), Series 2021, Ref. RB	4.00%	08/01/2051	10	9,205
Ohio (State of), Series 2021 A, GO Bonds	4.00%	05/01/2038	35	35,404
Ohio (State of), Series 2021 B, Ref. GO Bonds	5.00%	09/15/2031	30	35,365
Ohio (State of) Turnpike & Infrastructure Commission, Series 2021 A, RB	5.00%	02/15/2051	50	54,707
Ohio (State of) Water Development Authority, Series 2021, RB	5.00%	06/01/2046	55	60,867
Ohio State University (The) (Green Bonds), Series 2021 A, RB	4.00%	12/01/2048	75	72,476

				368,070

Oklahoma-0.86%
Cleveland (County of), OK Educational Facilities Authority (Moore Public Schools), Series 2021, RB	4.00%	06/01/2031	100	106,456

Pennsylvania-2.22%
Pennsylvania (Commonwealth of), First Series 2021, GO Bonds	5.00%	05/15/2031	20	23,339
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2021 A, Ref. RB	5.00%	08/15/2044	50	53,551
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 C, Ref. RB	5.00%	12/01/2046	95	101,362
Philadelphia (City of), PA, Series 2021 C, RB	5.00%	10/01/2046	90	97,501

				275,753

Tennessee-0.56%
Clarksville (City of), TN, Series 2021 A, RB	5.00%	02/01/2045	25	27,676
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 C, GO Bonds	4.00%	01/01/2031	30	32,730
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 C, GO Bonds	3.00%	01/01/2033	10	9,549

				69,955

Texas-6.26%
Board of Regents of the University of Texas System, Series 2021 A, Ref. RB	5.00%	08/15/2031	55	65,123
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020, Ref. RB	5.00%	11/01/2031	60	69,054
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2021, RB	5.00%	05/15/2046	100	105,694
North Texas Tollway Authority, Series 2021 B, RB	4.00%	01/01/2034	320	327,807
North Texas Tollway Authority, Series 2021 B, RB	4.00%	01/01/2035	75	76,060
San Antonio (City of), TX, Series 2021 A, RB	5.00%	02/01/2039	10	10,989
San Antonio (City of), TX, Series 2021 A, RB	5.00%	02/01/2041	30	32,651
Texas (State of) Water Development Board, Series 2020, RB	5.00%	08/01/2031	30	35,024
Texas (State of) Water Development Board, Series 2021, RB	5.00%	08/01/2034	40	46,238
Trinity River Authority, Series 2020, Ref. RB	3.00%	08/01/2031	10	9,984

				778,624

Utah-2.64%
Granite School District Board of Education, Series 2021, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/01/2031	5	5,879
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2045	250	273,910
University of Utah (The) (Green Bonds), Series 2022 A, RB	4.00%	08/01/2051	50	47,986

				327,775

Virginia-1.78%
Virginia (Commonwealth of) Transportation Board (I-81 Regional Corridor), Series 2021, RB	5.00%	05/15/2057	120	129,167
Virginia (State of) Public Building Authority, Series 2021 A-1, RB	5.00%	08/01/2031	5	5,901
Virginia (State of) Public Building Authority, Series 2021 A-1, RB	5.00%	08/01/2033	30	34,900
Virginia (State of) Public Building Authority, Series 2021 A-2, RB	4.00%	08/01/2036	50	51,261

				221,229

Washington-6.13%
Snohomish (County of), WA Public Utility District No. 1, Series 2021 A, RB	5.00%	12/01/2046	250	276,876
Washington (State of), Series 2021 R, Ref. GO Bonds	4.00%	08/01/2036	10	10,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

273

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)–(continued)

August 31, 2022

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Washington-(continued)
Washington (State of) (Bid Group 1), Series 2021 C, GO Bonds	5.00%	02/01/2035	$10	$11,315
Washington (State of) (Bid Group 1), Series 2021 C, GO Bonds	5.00%	02/01/2037	250	280,436
Washington (State of) (Bid Group 2), Series 2021 A, GO Bonds	5.00%	08/01/2040	165	183,796

				762,721

Wisconsin-1.30%
Wisconsin (State of), Series 2021 1, Ref. GO Bonds	5.00%	05/01/2031	140	162,063

TOTAL INVESTMENTS IN SECURITIES(b)-98.45% (Cost $13,059,183)				12,240,514
OTHER ASSETS LESS LIABILITIES-1.55%				192,566

NET ASSETS-100.00%				$12,433,080

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

274

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

August 31, 2022

Schedule of Investments

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes-36.46%
Australia-0.58%
North Queensland Export Terminal Pty. Ltd., 4.45%, 12/15/2022(a)	$100,000	$97,989

Brazil-2.63%
Caixa Economica Federal
3.50%, 11/07/2022(a)	150,000	149,431
3.50%, 11/07/2022(a)	200,000	199,241
Cielo USA, Inc., 3.75%, 11/16/2022(a)	92,571	92,313

		440,985

China-3.57%
China State Construction Finance Cayman II Ltd., 3.38%, 11/29/2022(a)	200,000	199,668
COSCO Finance 2011 Ltd., 4.00%, 12/03/2022(a)	200,000	199,837
Industrial & Commercial Bank of China Ltd., 2.96%, 11/08/2022	200,000	199,699

		599,204

Colombia-2.68%
Grupo Aval Ltd.
4.75%, 09/26/2022(a)	200,000	200,017
4.75%, 09/26/2022(a)	250,000	250,021

		450,038

India-2.38%
Shriram Transport Finance Co. Ltd.
5.95%, 10/24/2022(a)	200,000	199,901
5.95%, 10/24/2022(a)	200,000	199,901

		399,802

Indonesia-2.39%
Perusahaan Penerbit SBSN Indonesia III
3.30%, 11/21/2022(a)	200,000	200,050
3.30%, 11/21/2022(a)	200,000	200,050

		400,100

Mexico-2.68%
Banco Santander (Mexico) S.A., Institucion de Banca Multiple, Grupo Financiero Santander
4.13%, 11/09/2022(a)	300,000	300,061
4.13%, 11/09/2022(a)	150,000	150,031

		450,092

Philippines-1.19%
Union Bank of the Philippines, 3.37%, 11/29/2022(a)	200,000	199,253

Poland-1.19%
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB, 4.63%, 09/26/2022(a)	200,000	200,318

Russia-0.00%
Sberbank of Russia Via SB Capital S.A.
5.13%, 10/29/2022(a)(b)	200,000	0
5.13%, 10/29/2022(a)(b)	200,000	0
Severstal OAO Via Steel Capital S.A.
5.90%, 10/17/2022(a)	200,000	0
5.90%, 10/17/2022(a)	200,000	0

	Principal
	Amount	Value
Russia-(continued)
VTB Bank OJSC Via VTB Capital S.A.
6.95%, 10/17/2022(a)(b)	$200,000	$0
6.95%, 10/17/2022(a)(b)	200,000	0

		0

South Africa-1.19%
Sasol Financing International Ltd., 4.50%, 11/14/2022	200,000	200,012

Supranational-0.60%
Asian Development Bank, 1.75%, 09/13/2022 .	100,000	99,965

Thailand-2.98%
Bangkok Bank PCL, 3.88%, 09/27/2022(a)	200,000	200,025
PTT Global Chemical PCL, 4.25%, 09/19/2022(a)	300,000	300,057

		500,082

Turkey-4.76%
Turkey Government International Bond, 6.25%, 09/26/2022	200,000	200,273
Turkiye Is Bankasi A.S.
6.00%, 10/24/2022(a)	200,000	199,317
6.00%, 10/24/2022(a)	200,000	199,318
Yapi ve Kredi Bankasi A.S., 5.50%, 12/06/2022(a)	200,000	199,107

		798,015

United Arab Emirates-5.37%
Abu Dhabi Government International Bond
2.50%, 10/11/2022(a)	500,000	499,897
2.50%, 10/11/2022(a)	200,000	199,959
Emirates NBD Bank PJSC, 3.25%, 11/14/2022(a)	200,000	200,048

		899,904

United Kingdom-1.09%
Jaguar Land Rover Automotive PLC, 7.75%, 10/15/2025(a)	200,000	183,511

United States-1.18%
Pilgrim’s Pride Corp.
5.88%, 09/30/2027(a)	100,000	98,638
5.88%, 09/30/2027(a)	100,000	98,639

		197,277

Total U.S. Dollar Denominated Bonds & Notes (Cost $7,386,168)		6,116,547

	Shares
Money Market Funds-56.73%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $9,515,877)	9,515,877	9,515,877

TOTAL INVESTMENTS IN SECURITIES-93.19% (Cost $16,902,045)		15,632,424
OTHER ASSETS LESS LIABILITIES-6.81%		1,143,162

NET ASSETS-100.00%		$16,775,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

275

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $5,416,598, which represented 32.29% of the Fund’s Net Assets.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$701,175	$39,834,765	$(31,020,063)	$-	$-	$9,515,877	$16,650

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	400	804,290	(804,690)	-	-	-	11	*

Invesco Private Prime Fund	-	1,877,347	(1,877,327)	-	(20)	-	141	*

Total	$701,575	$42,516,402	$(33,702,080)	$-	$(20)	$9,515,877	$16,802

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

276

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

August 31, 2022

Schedule of Investments

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.75%
Brazil-9.84%
Banco Bradesco S.A., 2.85%, 01/27/2023(a)	$200,000	$198,765
Banco BTG Pactual S.A., 5.50%, 01/31/2023(a)	200,000	199,983
Banco do Brasil S.A.
5.88%, 01/19/2023(a)	200,000	201,013
5.88%, 01/19/2023(a)	200,000	201,013
4.88%, 04/19/2023(a)	200,000	200,856
4.88%, 04/19/2023(a)	200,000	200,856
Banco Nacional de Desenvolvimento Economico e Social
5.75%, 09/26/2023(a)	200,000	203,062
5.75%, 09/26/2023(a)	200,000	203,062
Brazilian Government International Bond, 2.63%, 01/05/2023	400,000	399,040
Itau Unibanco Holding S.A.
2.90%, 01/24/2023(a)	200,000	199,270
2.90%, 01/24/2023(a)	300,000	298,905
5.13%, 05/13/2023(a)	400,000	401,654
5.13%, 05/13/2023(a)	300,000	301,240

		3,208,719

Chile-3.22%
Banco de Credito e Inversiones S.A.
4.00%, 02/11/2023(a)	200,000	199,813
4.00%, 02/11/2023(a)	200,000	199,813
Inversiones CMPC S.A.
4.38%, 05/15/2023(a)	200,000	200,292
4.38%, 05/15/2023(a)	250,000	250,365
Transelec S.A., 4.63%, 07/26/2023(a)	200,000	199,442

		1,049,725

China-8.52%
Bank of China Ltd., 0.95%, 09/21/2023(a)	200,000	194,460
China Construction Bank Corp., 1.00%, 08/04/2023(a)	200,000	195,031
China Great Wall International Holdings III Ltd., 4.38%, 05/25/2023(a)	200,000	197,543
China Overseas Finance Cayman VII Ltd., 4.25%, 04/26/2023(a)	200,000	199,087
CNOOC Finance (2013) Ltd., 3.00%, 05/09/2023	200,000	199,071
CNPC General Capital Ltd.
3.40%, 04/16/2023(a)	200,000	199,691
3.40%, 04/16/2023(a)	200,000	199,691
Industrial & Commercial Bank of China Ltd.
1.00%, 07/20/2023(a)	200,000	195,217
1.00%, 09/09/2023(a)	200,000	194,667
Sinopec Group Overseas Development (2013) Ltd.
4.38%, 10/17/2023(a)	200,000	201,509
4.38%, 10/17/2023(a)	200,000	201,509
State Grid Overseas Investment (2013) Ltd., 3.13%, 05/22/2023(a)	200,000	198,990

	Principal
	Amount	Value
China-(continued)
State Grid Overseas Investment BVI Ltd.
3.75%, 05/02/2023(a)	$200,000	$200,186
3.75%, 05/02/2023(a)	200,000	200,186

		2,776,838

Colombia-1.22%
Banco de Bogota S.A., 5.38%, 02/19/2023(a)	200,000	200,533
Colombia Government International Bond, 2.63%, 03/15/2023	200,000	197,853

		398,386

Egypt-2.97%
Egypt Government International Bond
5.58%, 02/21/2023(a)	200,000	197,331
5.58%, 02/21/2023(a)	300,000	295,996
4.55%, 11/20/2023(a)	200,000	190,549
4.55%, 11/20/2023(a)	300,000	285,824

		969,700

Hong Kong-0.59%
BOSCI BVI Ltd., 1.25%, 09/10/2023(a)	200,000	193,359

Hungary-1.55%
Hungary Government International Bond
5.38%, 02/21/2023	200,000	201,348
5.75%, 11/22/2023	300,000	304,744

		506,092

India-4.87%
Export-Import Bank of India, 4.00%, 01/14/2023(a)	200,000	199,908
IIFL Finance Ltd., 5.88%, 04/20/2023(a)	200,000	197,010
Indian Oil Corp. Ltd., 5.75%, 08/01/2023(a)	400,000	405,173
Muthoot Finance Ltd., 4.40%, 09/02/2023(a)	400,000	391,800
Shriram Transport Finance Co. Ltd.
5.10%, 07/16/2023(a)	200,000	197,440
5.10%, 07/16/2023(a)	200,000	197,440

		1,588,771

Indonesia-8.63%
Indonesia Government International Bond
2.95%, 01/11/2023	200,000	199,781
3.38%, 04/15/2023(a)	400,000	400,600
3.38%, 04/15/2023(a)	400,000	400,600
5.38%, 10/17/2023(a)	200,000	205,313
5.38%, 10/17/2023(a)	200,000	205,313
Perusahaan Penerbit SBSN Indonesia III
3.75%, 03/01/2023(a)	500,000	501,109
3.75%, 03/01/2023(a)	200,000	200,443
PT Pertamina (Persero)
4.30%, 05/20/2023(a)	400,000	399,250
4.30%, 05/20/2023(a)	300,000	299,437

		2,811,846

Ireland-0.61%
Avolon Holdings Funding Ltd., 5.13%, 10/01/2023(a)	100,000	98,945
Park Aerospace Holdings Ltd., 4.50%, 03/15/2023(a)	100,000	99,451

		198,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

277

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)–(continued)

August 31, 2022

	Principal
	Amount	Value
Kuwait-0.60%
Kuwait Projects Co. SPC Ltd., 5.00%, 03/15/2023(a)	$200,000	$196,780

Mexico-2.91%
Alpek S.A.B. de C.V., 5.38%, 08/08/2023(a)	200,000	202,060
Fresnillo PLC, 5.50%, 11/13/2023(a)	200,000	202,344
Petroleos Mexicanos
3.50%, 01/30/2023	200,000	198,560
4.63%, 09/21/2023	350,000	345,223

		948,187

Peru-2.14%
Banco de Credito del Peru S.A.
4.25%, 04/01/2023(a)	200,000	200,002
4.25%, 04/01/2023(a)	200,000	200,002
Banco Internacional del Peru S.A.A. Interbank, 3.38%, 01/18/2023(a)	200,000	199,278
Banco Internacional del Peru SAA Interbank, 3.38%, 01/18/2023(a)	100,000	99,639

		698,921

Philippines-5.51%
BDO Unibank, Inc., 2.95%, 03/06/2023(a)	1,600,000	1,595,968
Rizal Commercial Banking Corp., 4.13%, 03/16/2023(a)	200,000	199,583

		1,795,551

Poland-1.44%
Republic of Poland Government International Bond, 3.00%, 03/17/2023	470,000	467,693

Qatar-8.60%
AKCB Finance Ltd., 4.75%, 10/09/2023(a)	200,000	201,374
CBQ Finance Ltd., 5.00%, 05/24/2023(a)	200,000	201,280
Ooredoo International Finance Ltd.
3.25%, 02/21/2023(a)	200,000	199,525
3.25%, 02/21/2023(a)	200,000	199,525
Qatar Government International Bond
3.88%, 04/23/2023(a)	1,000,000	1,001,760
3.88%, 04/23/2023(a)	400,000	400,704
SoQ Sukuk A QSC, 3.24%, 01/18/2023(a)	600,000	600,058

		2,804,226

Russia-0.19%
Mobile Telesystems OJSC Via MTS International Funding DAC, 5.00%, 05/30/2023(a)	200,000	61,000
Vnesheconombank Via VEB Finance PLC, 5.94%, 11/21/2023(a)(b)	650,000	0

		61,000

Saudi Arabia-2.41%
SABIC Capital II B.V., 4.00%, 10/10/2023(a)	400,000	399,768
Saudi Arabian Oil Co., 1.25%, 11/24/2023(a)	400,000	386,950

		786,718

South Africa-2.35%
Eskom Holdings SOC Ltd.
6.75%, 08/06/2023(a)	200,000	194,890
6.75%, 08/06/2023(a)	200,000	194,890
Growthpoint Properties International Pty. Ltd., 5.87%, 05/02/2023(a)	375,000	375,313

		765,093

	Principal
	Amount	Value
Supranational-7.80%
Arab Petroleum Investments Corp., 4.13%, 09/18/2023(a)	$300,000	$300,322
Asian Development Bank
1.63%, 01/24/2023	200,000	198,612
2.75%, 03/17/2023	400,000	398,639
0.25%, 07/14/2023	435,000	422,871
0.25%, 10/06/2023	400,000	385,989
Asian Infrastructure Investment Bank (The), 0.25%, 09/29/2023	250,000	241,132
IDB Trust Services Ltd., 3.39%, 09/26/2023(a) .	400,000	399,586
New Development Bank (The), 0.63%, 06/23/2023(a)	200,000	194,678

		2,541,829

Switzerland-0.61%
Syngenta Finance N.V., 4.44%, 04/24/2023(a)	200,000	199,507

Thailand-1.23%
Bangkok Bank PCL, 5.00%, 10/03/2023(a)	200,000	202,247
Siam Commercial Bank PCL (The), 2.75%, 05/16/2023(a)	200,000	198,298

		400,545

Turkey-10.06%
Arcelik A.S., 5.00%, 04/03/2023(a)	200,000	198,479
Hazine Mustesarligi Varlik Kiralama A.S.
5.00%, 04/06/2023(a)	200,000	198,799
5.00%, 04/06/2023(a)	500,000	496,998
KOC Holding A.S.
5.25%, 03/15/2023(a)	200,000	198,811
5.25%, 03/15/2023(a)	200,000	198,811
Petkim Petrokimya Holding A.S., 5.88%, 01/26/2023(a)	200,000	199,433
Roenesans Gayrimenkul Yatirim A.S., 7.25%, 04/26/2023(a)	200,000	194,876
Turkey Government International Bond
3.25%, 03/23/2023	400,000	394,242
7.25%, 12/23/2023	500,000	501,620
Turkiye Garanti Bankasi A.S., 5.88%, 03/16/2023(a)	200,000	199,948
Turkiye Vakiflar Bankasi T.A.O., 5.75%, 01/30/2023(a)	200,000	199,471
Yapi ve Kredi Bankasi A.S.
6.10%, 03/16/2023(a)	100,000	99,779
6.10%, 03/16/2023(a)	200,000	199,559

		3,280,826

United Arab Emirates-10.28%
Abu Dhabi Government International Bond
0.75%, 09/02/2023(a)	400,000	388,169
0.75%, 09/02/2023(a)	375,000	363,908
Abu Dhabi National Energy Co. PJSC
3.63%, 01/12/2023(a)	200,000	200,080
3.63%, 01/12/2023(a)	200,000	200,080
ADCB Finance Cayman Ltd.
4.50%, 03/06/2023(a)	200,000	200,405
4.00%, 03/29/2023(a)	200,000	200,049
AHB Sukuk Co. Ltd., 4.38%, 09/19/2023(a)	200,000	200,928
DIB Sukuk Ltd., 3.63%, 02/06/2023(a)	200,000	199,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

278

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)–(continued)

August 31, 2022

	Principal
	Amount	Value
United Arab Emirates-(continued)
DP World Crescent Ltd.
3.91%, 05/31/2023(a)	$200,000	$199,605
3.91%, 05/31/2023(a)	400,000	399,211
Fab Sukuk Co. Ltd., 3.63%, 03/05/2023(a)	200,000	200,150
MDGH GMTN (RSC) Ltd., 2.75%, 05/11/2023(a)	200,000	198,723
Noor Sukuk Co. Ltd., 4.47%, 04/24/2023(a)	200,000	200,510
SIB Sukuk Co. III Ltd., 4.23%, 04/18/2023(a)	200,000	200,371

		3,352,091

United Kingdom-0.60%
Jaguar Land Rover Automotive PLC, 5.63%, 02/01/2023(a)	200,000	195,372

Total U.S. Dollar Denominated Bonds & Notes (Cost $33,447,792)		32,196,171

	Shares	Value
Money Market Funds-0.38%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $123,832)	123,832	$123,832

TOTAL INVESTMENTS IN SECURITIES-99.13% (Cost $33,571,624)		32,320,003
OTHER ASSETS LESS LIABILITIES-0.87%		282,267

NET ASSETS-100.00%		$32,602,270

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $27,139,753, which represented 83.25% of the Fund’s Net Assets.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	August 31, 2021	at Cost	from Sales	Appreciation	(Loss)	August 31, 2022	Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$43,213	$4,961,320	$(4,880,701)	$-	$-	$123,832	$747

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	347,484	3,344,607	(3,692,091)	-	-	-	956	*

Invesco Private Prime Fund	810,795	7,238,362	(8,048,820)	-	(337)	-	3,052	*

Total	$1,201,492	$15,544,289	$(16,621,612)	$-	$(337)	$123,832	$4,755

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

279

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

August 31, 2022

Schedule of Investments

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.58%
Brazil-5.80%
Banco do Brasil S.A.
4.75%, 03/20/2024(a)	$200,000	$197,756
4.75%, 03/20/2024(a)	200,000	197,756
Banco Nacional de Desenvolvimento Economico e Social, 4.75%, 05/09/2024(a)	200,000	201,163
Banco Votorantim S.A.
4.50%, 09/24/2024(a)	200,000	197,608
4.50%, 09/24/2024(a)	200,000	197,608
Braskem Finance Ltd., 6.45%, 02/03/2024	200,000	203,684
Brazilian Government International Bond, 8.88%, 04/15/2024	300,000	322,262
Cemig Geracao e Transmissao S.A.
9.25%, 12/05/2024(a)	200,000	210,646
9.25%, 12/05/2024(a)	200,000	210,646
Petrobras Global Finance B.V., 6.25%, 03/17/2024	140,000	142,962
Rio Oil Finance Trust
Series 2014-1, 9.25%, 07/06/2024(a)	72,583	75,352
Series 2014-1, 9.25%, 07/06/2024(a)	217,749	226,054

		2,383,497

Chile-1.44%
Empresa Nacional del Petroleo, 4.38%, 10/30/2024(a)	400,000	398,802
Kenbourne Invest S.A., 6.88%, 11/26/2024(a) .	200,000	194,036

		592,838

China-8.11%
Alibaba Group Holding Ltd., 3.60%, 11/28/2024	200,000	197,224
CCBL Cayman 1 Corp. Ltd., 3.50%, 05/16/2024(a)	200,000	197,013
China Construction Bank Corp., 0.86%, 04/22/2024(a)	200,000	190,804
China Development Bank, 0.63%, 01/12/2024(a)	200,000	192,190
China Government International Bond
0.75%, 10/26/2024(a)	200,000	188,523
0.75%, 10/26/2024(a)	200,000	188,523
CNAC HK Finbridge Co. Ltd., 3.38%, 06/19/2024(a)	200,000	196,107
CNOOC Finance (2014) ULC, 4.25%, 04/30/2024	200,000	200,693
Export-Import Bank of China (The)
3.63%, 07/31/2024(a)	200,000	199,390
3.63%, 07/31/2024(a)	200,000	199,390
Industrial Bank Co. Ltd., 0.88%, 06/10/2024(a) .	200,000	189,649
Sinopec Group Overseas Development (2014) Ltd., 4.38%, 04/10/2024(a)	200,000	201,512
Sinopec Group Overseas Development (2018) Ltd., 2.50%, 08/08/2024(a)	200,000	194,731
State Grid Overseas Investment (2014) Ltd.
4.13%, 05/07/2024(a)	200,000	200,964
4.13%, 05/07/2024(a)	200,000	200,964

	Principal
	Amount	Value
China-(continued)
Tencent Holdings Ltd.
3.28%, 04/11/2024(a)	$200,000	$197,284
3.28%, 04/11/2024(a)	200,000	197,284

		3,332,245

Colombia-2.43%
Colombia Government International Bond
4.00%, 02/26/2024(b)	400,000	392,263
8.13%, 05/21/2024	200,000	208,593
SURA Asset Management S.A.
4.88%, 04/17/2024(a)	200,000	198,494
4.88%, 04/17/2024(a)	200,000	198,495

		997,845

Egypt-3.94%
Egypt Government International Bond
6.20%, 03/01/2024(a)	200,000	186,917
6.20%, 03/01/2024(a)	350,000	327,104
5.75%, 05/29/2024(a)	400,000	369,815
5.75%, 05/29/2024(a)	200,000	184,907
6.75%, 11/10/2024(a)(b)	400,000	365,576
6.75%, 11/10/2024(a)	200,000	182,788

		1,617,107

Hong Kong-0.49%
Bocom Leasing Management Hong Kong Co. Ltd., 4.38%, 01/22/2024(a)	200,000	199,845

Hungary-1.23%
Hungary Government International Bond, 5.38%, 03/25/2024(b)	500,000	503,265

India-6.68%
ABJA Investment Co. Pte. Ltd., 5.95%, 07/31/2024(a)	200,000	203,062
Adani Green Energy Ltd.
4.38%, 09/08/2024(a)	200,000	180,500
4.38%, 09/08/2024(a)	200,000	180,500
Adani Green Energy UP Ltd./Prayatna Developers Pvt. Ltd./Parampujya Solar Energy Pvt. Ltd., 6.25%, 12/10/2024(a)	200,000	193,500
Bharti Airtel International Netherlands B.V.
5.35%, 05/20/2024(a)	200,000	202,248
5.35%, 05/20/2024(a)	200,000	202,248
Export-Import Bank of India, 3.88%, 03/12/2024(a)	200,000	198,289
Indian Oil Corp. Ltd., 4.75%, 01/16/2024(a)	200,000	200,666
JSW Steel Ltd., 5.95%, 04/18/2024(a)	200,000	198,750
Oil India Ltd., 5.38%, 04/17/2024(a)	200,000	202,235
ONGC Videsh Ltd., 4.63%, 07/15/2024(a)	200,000	199,527
Shriram Transport Finance Co. Ltd.
4.40%, 03/13/2024(a)	200,000	192,562
4.40%, 03/13/2024(a)(b)	200,000	192,562
State Bank of India, 4.88%, 04/17/2024(a)	200,000	200,726

		2,747,375

Indonesia-9.94%
Indika Energy Capital III Pte. Ltd., 5.88%, 11/09/2024(a)	200,000	195,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

280

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)–(continued)

August 31, 2022

	Principal
	Amount	Value
Indonesia-(continued)
Indonesia Government International Bond
5.88%, 01/15/2024(a)	$400,000	$412,316
5.88%, 01/15/2024(a)	600,000	618,474
4.45%, 02/11/2024	200,000	202,500
Lembaga Pembiayaan Ekspor Indonesia, 3.88%, 04/06/2024(a)	200,000	198,834
Perusahaan Penerbit SBSN Indonesia III
3.90%, 08/20/2024(a)	200,000	201,035
3.90%, 08/20/2024(a)	200,000	201,035
4.35%, 09/10/2024(a)	400,000	405,200
4.35%, 09/10/2024(a)	400,000	405,200
PT Adaro Indonesia PT, 4.25%, 10/31/2024(a) .	250,000	243,248
PT Bank Mandiri (Persero) Tbk, 3.75%, 04/11/2024(a)	200,000	198,212
PT Bank Rakyat Indonesia (Persero) Tbk, 3.95%, 03/28/2024(a)	200,000	198,848
PT Pelabuhan Indonesia III (Persero), 4.88%, 10/01/2024(a)	200,000	201,562
PT Perusahaan Gas Negara Tbk
5.13%, 05/16/2024(a)	200,000	201,398
5.13%, 05/16/2024(a)	200,000	201,398

		4,084,825

Ireland-0.72%
Park Aerospace Holdings Ltd.
5.50%, 02/15/2024(a)	200,000	197,686
5.50%, 02/15/2024(a)	100,000	98,843

		296,529

Malaysia-0.48%
RHB Bank Bhd., 3.77%, 02/19/2024(a)	200,000	198,672

Mexico-6.15%
Alfa S.A.B. de C.V., 5.25%, 03/25/2024(a)	200,000	200,760
Banco Inbursa S.A., Institucion De Banca Multiple Grupo, Financiero Inbursa
4.13%, 06/06/2024(a)	200,000	198,314
4.13%, 06/06/2024(a)	350,000	347,049
Comision Federal de Electricidad
4.88%, 01/15/2024(a)	200,000	197,082
4.88%, 01/15/2024(a)(b)	200,000	197,082
Gruma S.A.B. de C.V.
4.88%, 12/01/2024(a)	200,000	200,585
4.88%, 12/01/2024(a)	200,000	200,585
Grupo Bimbo S.A.B. de C.V.
3.88%, 06/27/2024(a)	200,000	197,922
3.88%, 06/27/2024(a)	200,000	197,922
Petroleos Mexicanos, 4.88%, 01/18/2024(b)	200,000	197,111
Trust Fibra Uno
5.25%, 12/15/2024(a)	200,000	197,301
5.25%, 12/15/2024(a)	200,000	197,301

		2,529,014

Philippines-3.79%
Bank of the Philippine Islands, 2.50%, 09/10/2024(a)	200,000	194,631
Philippine Government International Bond
4.20%, 01/21/2024	500,000	503,488
7.50%, 09/25/2024	200,000	209,498
Philippine National Bank, 3.28%, 09/27/2024(a)	200,000	195,108

	Principal
	Amount	Value
Philippines-(continued)
Power Sector Assets and Liabilities Management Corp.
7.39%, 12/02/2024(a)	$200,000	$214,765
7.39%, 12/02/2024(a)	225,000	241,610

		1,559,100

Poland-1.10%
Republic of Poland Government International Bond, 4.00%, 01/22/2024	450,000	450,176

Qatar-4.37%
Qatar Government International Bond
3.38%, 03/14/2024(a)	600,000	597,900
3.38%, 03/14/2024(a)	500,000	498,250
QIB Sukuk Ltd., 3.98%, 03/26/2024(a)	300,000	300,551
QIIB Senior Sukuk Ltd., 4.26%, 03/05/2024(a)	200,000	200,982
QNB Finance Ltd., 3.50%, 03/28/2024(a)	200,000	198,130

		1,795,813

Saudi Arabia-6.98%
SA Global Sukuk Ltd., 0.95%, 06/17/2024(a)	200,000	189,427
Samba Funding Ltd., 2.75%, 10/02/2024(a)	400,000	389,350
Saudi Arabian Oil Co., 2.88%, 04/16/2024(a)	800,000	785,328
Saudi Electricity Global Sukuk Co. - 3
4.00%, 04/08/2024(a)	700,000	702,229
4.00%, 04/08/2024(a)	400,000	401,274
Saudi Electricity Global Sukuk Co. - 4, 4.22%, 01/27/2024(a)	400,000	401,756

		2,869,364

Singapore-0.46%
BOC Aviation USA Corp., 1.63%, 04/29/2024(a)	200,000	190,004

South Africa-2.92%
MTN (Mauritius) Investments Ltd.
4.76%, 11/11/2024(a)	200,000	200,800
4.76%, 11/11/2024(a)	200,000	200,800
Republic of South Africa Government International Bond, 4.67%, 01/17/2024	400,000	397,767
Sasol Financing USA LLC, 5.88%, 03/27/2024 .	400,000	402,096

		1,201,463

Supranational-8.43%
African Export-Import Bank (The), 4.13%, 06/20/2024(a)	200,000	196,892
Asian Development Bank
2.63%, 01/30/2024	400,000	395,178
1.63%, 03/15/2024	400,000	388,575
0.38%, 06/11/2024	450,000	425,403
0.63%, 10/08/2024	400,000	376,756
1.50%, 10/18/2024	350,000	335,736
Asian Infrastructure Investment Bank (The), 2.25%, 05/16/2024	200,000	195,421
Black Sea Trade & Development Bank, 3.50%, 06/25/2024(a)	200,000	185,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

281

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)–(continued)

August 31, 2022

	Principal
	Amount	Value
Supranational-(continued)
IDB Trust Services Ltd.
2.84%, 04/25/2024(a)	$400,000	$394,092
1.96%, 10/02/2024(a)	400,000	385,900
New Development Bank (The), 0.63%, 07/22/2024(a)	200,000	187,208

		3,466,426

Taiwan-0.48%
Competition Team Technologies Ltd., 3.75%, 03/12/2024(a)	200,000	198,272

Thailand-0.97%
Bangkok Bank PCL, 4.05%, 03/19/2024(a)	200,000	199,690
Siam Commercial Bank PCL (The), 3.90%, 02/11/2024(a)	200,000	199,314

		399,004

Turkey-9.93%
Hazine Mustesarligi Varlik Kiralama A.S., 4.49%, 11/25/2024(a)	200,000	189,280
Mersin Uluslararasi Liman Isletmeciligi A.S.
5.38%, 11/15/2024(a)	200,000	185,938
5.38%, 11/15/2024(a)	200,000	185,938
QNB Finansbank A.S.
6.88%, 09/07/2024(a)	200,000	202,334
6.88%, 09/07/2024(a)	200,000	202,334
Turk Telekomunikasyon A.S., 4.88%, 06/19/2024(a)	200,000	179,136
Turkey Government International Bond
5.75%, 03/22/2024	600,000	573,571
6.35%, 08/10/2024	400,000	380,171
5.60%, 11/14/2024	600,000	554,536
Turkiye Ihracat Kredi Bankasi A.S., 8.25%, 01/24/2024(a)	200,000	196,685
Turkiye Is Bankasi A.S.
6.13%, 04/25/2024(a)	300,000	285,604
6.13%, 04/25/2024(a)	200,000	190,402
Turkiye Petrol Rafinerileri A.S.
4.50%, 10/18/2024(a)	200,000	183,340
4.50%, 10/18/2024(a)	200,000	183,340
Turkiye Vakiflar Bankasi T.A.O., 8.13%, 03/28/2024(a)	200,000	197,201
Yapi ve Kredi Bankasi A.S., 5.85%, 06/21/2024(a)	200,000	189,884

		4,079,694

United Arab Emirates-10.27%
Abu Dhabi Government International Bond
2.13%, 09/30/2024(a)(b)	600,000	581,859
2.13%, 09/30/2024(a)	500,000	484,883
Abu Dhabi National Energy Co. PJSC
3.88%, 05/06/2024(a)	200,000	200,365
3.88%, 05/06/2024(a)	200,000	200,365

	Principal
	Amount	Value
United Arab Emirates-(continued)
BOS Funding Ltd., 4.00%, 09/18/2024(a)	$200,000	$193,726
DAE Funding LLC
1.55%, 08/01/2024(a)	200,000	187,167
1.55%, 08/01/2024(a)	200,000	187,167
DIFC Sukuk Ltd., 4.33%, 11/12/2024(a)	200,000	200,500
EMG Sukuk Ltd., 4.56%, 06/18/2024(a)	200,000	200,500
Emirates Development Bank PJSC, 3.52%, 03/06/2024(a)	200,000	198,875
Emirates Telecommunications Group Co. PJSC, 3.50%, 06/18/2024(a)	200,000	198,828
Fab Sukuk Co. Ltd., 3.88%, 01/22/2024(a)	200,000	200,113
MAF Global Securities Ltd., 4.75%, 05/07/2024(a)	200,000	200,828
Mashreqbank PSC, 4.25%, 02/26/2024(a)	200,000	200,214
MDGH GMTN (RSC) Ltd.
3.00%, 04/19/2024(a)	200,000	197,873
2.50%, 11/07/2024(a)	200,000	195,132
2.50%, 11/07/2024(a)	200,000	195,132
Sharjah Sukuk Ltd., 3.76%, 09/17/2024(a)	200,000	196,734

		4,220,261

Vietnam-1.47%
Vietnam Government International Bond
4.80%, 11/19/2024(a)	400,000	403,187
4.80%, 11/19/2024(a)	200,000	201,594

		604,781

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.58% (Cost $41,499,656)		40,517,415

	Shares
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.03%
Invesco Private Government Fund, 2.29%(c)(d)(e)	463,653	463,653
Invesco Private Prime Fund, 2.37%(c)(d)(e)	1,192,133	1,192,252

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,655,820)		1,655,905

TOTAL INVESTMENTS IN SECURITIES-102.61% (Cost $43,155,476)		42,173,320
OTHER ASSETS LESS LIABILITIES-(2.61)%		(1,071,100)

NET ASSETS-100.00%		$41,102,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

282

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $32,358,486, which represented 78.73% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	August 31, 2021	at Cost	from Sales	Appreciation	(Loss)	August 31, 2022	Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$294,311	$2,399,561	$(2,693,872)	$-	$-	$-	$415

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	171,432	4,444,105	(4,151,884)	-	-	463,653	2,062	*

Invesco Private Prime Fund	400,008	9,286,967	(8,494,422)	85	(386)	1,192,252	5,930	*

Total	$865,751	$16,130,633	$(15,340,178)	$85	$(386)	$1,655,905	$8,407

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

283

Statements of Assets and Liabilities

August 31, 2022

	Invesco	Invesco	Invesco	Invesco
	BulletShares	BulletShares	BulletShares	BulletShares
	2022 Corporate	2023 Corporate	2024 Corporate	2025 Corporate
	Bond ETF	Bond ETF	Bond ETF	Bond ETF
	(BSCM)	(BSCN)	(BSCO)	(BSCP)
Assets:
Unaffiliated investments in securities, at value(a)	$1,817,141,395	$2,447,016,063	$3,265,156,747	$1,643,114,187
Affiliated investments in securities, at value	13,104,346	97,388,117	110,526,744	150,177,991
Cash	3,475,583	399,521	-	8,262
Deposits with brokers:
Cash segregated as collateral	4,929,838	313,740	635,227	424,159
Receivable for:
Dividends and interest	12,035,538	17,562,248	28,536,829	14,710,346
Securities lending	-	16,256	6,723	7,882
Investments sold	6,235,631	3,169,884	44,038,015	3,508,077
Fund shares sold	4,695,790	298,577	605,034	24,320

Total assets	1,861,618,121	2,566,164,406	3,449,505,319	1,811,975,224

Liabilities:
Due to custodian	-	-	584,306	-
Payable for:
Investments purchased	4,695,790	701,863	596,233	-
Collateral upon return of securities loaned	-	73,425,626	104,121,932	143,525,756
Collateral upon receipt of securities in-kind	4,929,838	313,740	635,227	424,159
Fund shares repurchased	6,364,509	3,141,589	43,451,346	3,461,677
Accrued unitary management fees	154,641	209,017	278,632	139,432
Other payables	1,782	41,491	362,116	25,874

Total liabilities	16,146,560	77,833,326	150,029,792	147,576,898

Net Assets	$1,845,471,561	$2,488,331,080	$3,299,475,527	$1,664,398,326

Net assets consist of:
Shares of beneficial interest	$1,854,826,750	$2,525,767,945	$3,392,518,123	$1,741,515,123
Distributable earnings (loss)	(9,355,189)	(37,436,865)	(93,042,596)	(77,116,797)

Net Assets	$1,845,471,561	$2,488,331,080	$3,299,475,527	$1,664,398,326

Shares outstanding (unlimited amount authorized, $0.01 par value)	87,000,000	118,800,000	159,450,000	81,600,000
Net asset value	$21.21	$20.95	$20.69	$20.40

Market price	$21.21	$20.94	$20.67	$20.37

Unaffiliated investments in securities, at cost	$1,825,489,007	$2,483,225,151	$3,353,401,986	$1,718,350,793

Affiliated investments in securities, at cost	$13,104,346	$97,384,520	$110,522,041	$150,172,930

(a) Includes securities on loan with an aggregate value of:	$-	$71,044,289	$100,663,862	$138,827,944

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

284

Invesco	Invesco	Invesco	Invesco	Invesco		Invesco BulletShares
BulletShares	BulletShares	BulletShares	BulletShares	BulletShares	Invesco	2022 High Yield
2026 Corporate	2027 Corporate	2028 Corporate	2029 Corporate	2030 Corporate	BulletShares	Corporate
Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	2031 Corporate	Bond ETF
(BSCQ)	(BSCR)	(BSCS)	(BSCT)	(BSCU)	Bond ETF (BSCV)	(BSJM)

$1,166,202,720	$474,688,642	$270,231,432	$126,779,403	$100,376,124	$38,914,732	$520,969,894
90,810,620	96,956,663	53,404,571	11,341,938	6,545,168	444,617	51,784,046
588	2,783	160	-	-	-	-

233,869	10,292	18,703	-	-	-	-

9,932,462	4,483,311	2,845,709	1,465,203	833,311	340,278	3,369,908
7,574	22,549	6,441	697	411	697	-
-	-	-	-	-	-	15,537,510
222,478	9,803	-	-	-	-	-

1,267,410,311	576,174,043	326,507,016	139,587,241	107,755,014	39,700,324	591,661,358

-	-	-	-	-	-	-

222,478	9,803	-	-	-	-	-
88,400,961	96,586,509	53,010,955	11,114,607	6,381,469	428,847	-
233,869	10,292	18,703	-	-	-	-
-	-	-	-	-	-	15,505,819
98,327	40,877	23,017	11,097	8,777	2,864	213,899
-	-	-	-	-	-	199,076

88,955,635	96,647,481	53,052,675	11,125,704	6,390,246	431,711	15,918,794

$1,178,454,676	$479,526,562	$273,454,341	$128,461,537	$101,364,768	$39,268,613	$575,742,564

$1,251,488,430	$517,455,918	$304,890,194	$148,402,248	$113,943,491	$43,387,217	$646,033,211
(73,033,754)	(37,929,356)	(31,435,853)	(19,940,711)	(12,578,723)	(4,118,604)	(70,290,647)

$1,178,454,676	$479,526,562	$273,454,341	$128,461,537	$101,364,768	$39,268,613	$575,742,564

61,200,000	24,750,000	13,650,001	7,050,001	6,150,001	2,400,001	26,000,000
$19.26	$19.37	$20.03	$18.22	$16.48	$16.36	$22.14

$19.21	$19.29	$19.96	$18.14	$16.38	$16.30	$22.14

$1,237,957,504	$512,797,644	$301,226,817	$146,578,856	$112,817,333	$43,025,264	$533,650,855

$90,807,558	$96,951,691	$53,401,218	$11,341,365	$6,544,880	$444,603	$51,784,046

$85,304,486	$93,313,146	$51,110,645	$10,706,253	$6,165,662	$415,128	$-

285

Statements of Assets and Liabilities–(continued)

August 31, 2022

	Invesco	Invesco	Invesco	Invesco
	BulletShares	BulletShares	BulletShares	BulletShares
	2023 High Yield	2024 High Yield	2025 High Yield	2026 High Yield
	Corporate	Corporate	Corporate	Corporate
	Bond ETF	Bond ETF	Bond ETF	Bond ETF
	(BSJN)	(BSJO)	(BSJP)	(BSJQ)
Assets:
Unaffiliated investments in securities, at value(a)	$678,689,833	$462,109,865	$390,222,266	$185,404,032
Affiliated investments in securities, at value	84,715,362	76,270,201	54,178,751	32,438,797
Cash	-	842,449	4,728	59,886
Deposits with brokers:
Cash segregated as collateral	-	101,864	-	-
Receivable for:
Dividends and interest	11,978,113	8,227,216	7,311,785	3,189,181
Securities lending	28,172	55,776	21,325	18,050
Investments sold	-	-	158,971	808,141
Fund shares sold	-	97,065	2,236,778	4,543,492
Other assets	-	-	-	-

Total assets	775,411,480	547,704,436	454,134,604	226,461,579

Liabilities:
Due to custodian	5,201	-	-	-
Due to securities lending agent	-	-	-	808,141
Payable for:
Investments purchased	221,053	1,001,431	2,228,052	4,662,141
Collateral upon return of securities loaned	78,307,861	64,643,271	51,376,372	30,094,581
Collateral upon receipt of securities in-kind	-	101,864	-	-
Accrued unitary management fees	250,449	176,109	143,953	67,866

Total liabilities	78,784,564	65,922,675	53,748,377	35,632,729

Net Assets	$696,626,916	$481,781,761	$400,386,227	$190,828,850

Net assets consist of:
Shares of beneficial interest	$756,821,362	$533,523,029	$430,983,934	$211,085,216
Distributable earnings (loss)	(60,194,446)	(51,741,268)	(30,597,707)	(20,256,366)

Net Assets	$696,626,916	$481,781,761	$400,386,227	$190,828,850

Shares outstanding (unlimited amount authorized, $0.01 par value)	29,900,000	21,700,000	17,900,000	8,400,001
Net asset value	$23.30	$22.20	$22.37	$22.72

Market price	$23.26	$22.14	$22.28	$22.59

Unaffiliated investments in securities, at cost	$708,543,166	$488,444,095	$412,989,165	$202,117,446

Affiliated investments in securities, at cost	$84,711,161	$76,266,192	$54,175,859	$32,436,653

(a) Includes securities on loan with an aggregate value of:	$74,957,760	$61,539,167	$49,324,883	$28,205,011

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

286

Invesco	Invesco	Invesco
BulletShares	BulletShares	BulletShares	Invesco	Invesco	Invesco	Invesco
2027 High Yield	2028 High Yield	2029 High Yield	BulletShares	BulletShares	BulletShares	BulletShares
Corporate	Corporate	Corporate	2022 Municipal	2023 Municipal	2024 Municipal	2025 Municipal
Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF
(BSJR)	(BSJS)	(BSJT)	(BSMM)	(BSMN)	(BSMO)	(BSMP)

$44,388,396	$22,835,553	$8,024,720	$82,478,745	$93,805,677	$92,968,965	$74,642,584
5,416,710	1,860,394	219,148	-	-	-	-
225	-	1,700	216,139	188,862	89,187	42,548

-	-	-	-	-	-	-

755,877	346,470	133,147	1,204,529	1,138,505	1,139,095	856,772
1,633	540	366	-	-	-	-
-	-	-	-	-	-	-
-	-	-	-	12,550,053	4,964,743	-
-	-	-	-	236	-	128

50,562,841	25,042,957	8,379,081	83,899,413	107,683,333	99,161,990	75,542,032

-	-	-	-	-	-	-
-	-	-	-	-	-	-

-	-	-	3,020,190	12,525,334	5,062,915	-
5,165,211	1,715,195	193,449	-	-	-	-
-	-	-	-	-	-	-
17,333	8,607	3,602	12,367	12,683	13,298	11,660

5,182,544	1,723,802	197,051	3,032,557	12,538,017	5,076,213	11,660

$45,380,297	$23,319,155	$8,182,030	$80,866,856	$95,145,316	$94,085,777	$75,530,372

$51,663,595	$26,511,783	$9,700,474	$81,008,636	$96,043,457	$95,653,047	$78,264,286
(6,283,298)	(3,192,628)	(1,518,444)	(141,780)	(898,141)	(1,567,270)	(2,733,914)

$45,380,297	$23,319,155	$8,182,030	$80,866,856	$95,145,316	$94,085,777	$75,530,372

2,100,001	1,100,001	400,001	3,200,001	3,800,001	3,800,001	3,100,001
$21.61	$21.20	$20.46	$25.27	$25.04	$24.76	$24.36

$21.48	$21.13	$20.41	$25.30	$25.10	$24.83	$24.40

$49,698,272	$25,985,265	$9,496,614	$82,682,135	$94,770,184	$94,639,138	$77,348,803

$5,416,380	$1,860,310	$219,135	$-	$-	$-	$-

$4,857,810	$1,639,145	$185,575	$-	$-	$-	$-

287

Statements of Assets and Liabilities–(continued)

August 31, 2022

	Invesco	Invesco	Invesco	Invesco
	BulletShares	BulletShares	BulletShares	BulletShares
	2026 Municipal	2027 Municipal	2028 Municipal	2029 Municipal
	Bond ETF	Bond ETF	Bond ETF	Bond ETF
	(BSMQ)	(BSMR)	(BSMS)	(BSMT)
Assets:
Unaffiliated investments in securities, at value(a)	$41,949,364	$25,637,958	$20,692,581	$17,952,229
Affiliated investments in securities, at value	-	-	-	-
Cash	299,148	183,225	19,310	168,355
Foreign currencies, at value	-	-	-	-
Deposits with brokers:
Cash segregated as collateral	-	-	-	-
Receivable for:
Dividends and interest	467,047	259,988	233,093	196,438
Securities lending	-	-	-	-
Investments sold	-	-	-	-
Fund shares sold	-	-	-	-

Total assets	42,715,559	26,081,171	20,944,984	18,317,022

Liabilities:
Due to custodian	-	-	-	-
Payable for:
Investments purchased	267,963	158,481	-	-
Collateral upon return of securities loaned	-	-	-	-
Collateral upon receipt of securities in-kind	-	-	-	-
Accrued unitary management fees	6,586	4,025	3,263	2,853

Total liabilities	274,549	162,506	3,263	2,853

Net Assets	$42,441,010	$25,918,665	$20,941,721	$18,314,169

Net assets consist of:
Shares of beneficial interest	$44,646,910	$27,410,085	$23,112,801	$20,377,451
Distributable earnings (loss)	(2,205,900)	(1,491,420)	(2,171,080)	(2,063,282)

Net Assets	$42,441,010	$25,918,665	$20,941,721	$18,314,169

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,800,001	1,100,001	900,001	800,001
Net asset value	$23.58	$23.56	$23.27	$22.89

Market price	$23.61	$23.58	$23.27	$22.91

Unaffiliated investments in securities, at cost	$43,971,928	$27,142,422	$22,669,303	$19,669,976

Affiliated investments in securities, at cost	$-	$-	$-	$-

Foreign currencies, at cost	$-	$-	$-	$-

Investments matured, at cost	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$-	$-	$-	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

288

		Invesco	Invesco	Invesco
Invesco	Invesco	BulletShares	BulletShares	BulletShares
BulletShares	BulletShares	2022 USD	2023 USD	2024 USD
2030 Municipal	2031 Municipal	Emerging Markets	Emerging Markets	Emerging Markets
Bond ETF	Bond ETF	Debt ETF	Debt ETF	Debt ETF
(BSMU)	(BSMV)	(BSBE)	(BSCE)	(BSDE)

$23,500,258	$12,240,514	$6,116,547	$32,196,171	$40,517,415
-	-	9,515,877	123,832	1,655,905
97,939	62,408	8,000	-	-
-	-	155	61	529

-	-	431,769	-	399,994

283,785	132,105	125,648	387,730	529,384
-	-	-	80	445
-	-	1,013,082	613,705	776,627
-	-	411,842	-	380,479

23,881,982	12,435,027	17,622,920	33,321,579	44,260,778

-	-	-	-	203,713

-	-	411,841	711,227	888,885
-	-	-	-	1,655,820
-	-	431,769	-	399,994
3,734	1,947	3,724	8,082	10,146

3,734	1,947	847,334	719,309	3,158,558

$23,878,248	$12,433,080	$16,775,586	$32,602,270	$41,102,220

$25,947,916	$14,080,100	$19,488,883	$36,136,181	$43,068,624
(2,069,668)	(1,647,020)	(2,713,297)	(3,533,911)	(1,966,404)

$23,878,248	$12,433,080	$16,775,586	$32,602,270	$41,102,220

1,100,001	600,001	700,001	1,400,001	1,700,001
$21.71	$20.72	$23.97	$23.29	$24.18

$21.72	$20.70	$23.94	$23.25	$24.17

$24,896,811	$13,059,183	$7,386,168	$33,447,792	$41,499,656

$-	$-	$9,515,877	$123,832	$1,655,820

$-	$-	$159	$61	$542

$-	$-	$401,375	$-	$-

$-	$-	$-	$-	$1,597,434

289

Statements of Operations

For the year ended August 31, 2022

	Invesco BulletShares 2022 Corporate Bond ETF (BSCM)	Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	Invesco BulletShares 2025 Corporate Bond ETF (BSCP)
Investment income:
Unaffiliated interest income	$32,665,539	$33,776,062	$45,405,285	$25,536,135
Affiliated dividend income	651,066	86,173	91,860	36,180
Securities lending income, net	27,377	94,669	74,117	82,717

Total investment income	33,343,982	33,956,904	45,571,262	25,655,032

Expenses:
Unitary management fees	2,228,170	2,303,095	2,248,486	1,265,550

Less: Waivers	(67,975)	(8,351)	(8,371)	(3,181)

Net expenses	2,160,195	2,294,744	2,240,115	1,262,369

Net investment income	31,183,787	31,662,160	43,331,147	24,392,663

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	848,611	65,921	(4,290,899)	(1,871,660)
Affiliated investment securities	(8,648)	(17,197)	(18,500)	(18,509)
In-kind redemptions	316,039	534,180	530,492	(89,725)

Net realized gain (loss)	1,156,002	582,904	(3,778,907)	(1,979,894)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(32,675,706)	(74,342,041)	(135,310,093)	(103,469,588)
Affiliated investment securities	-	3,597	4,702	5,061

Change in net unrealized appreciation (depreciation)	(32,675,706)	(74,338,444)	(135,305,391)	(103,464,527)

Net realized and unrealized gain (loss)	(31,519,704)	(73,755,540)	(139,084,298)	(105,444,421)

Net increase (decrease) in net assets resulting from operations	$(335,917)	$(42,093,380)	$(95,753,151)	$(81,051,758)

(a)	For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

290

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)	Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	Invesco BulletShares 2028 Corporate Bond ETF (BSCS)	Invesco BulletShares 2029 Corporate Bond ETF (BSCT)	Invesco BulletShares 2030 Corporate Bond ETF (BSCU)	Invesco BulletShares 2031 Corporate Bond ETF (BSCV)(a)	Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

$18,588,987	$9,406,479	$5,547,314	$2,955,507	$1,651,172	$514,778	$24,465,201
25,330	3,979	3,924	2,861	1,769	570	244,267
83,233	140,858	39,631	12,443	4,532	3,348	130,238

18,697,550	9,551,316	5,590,869	2,970,811	1,657,473	518,696	24,839,706

823,811	404,494	242,600	129,598	61,449	17,842	3,347,667

(2,167)	(343)	(356)	(265)	(160)	(61)	(18,739)

821,644	404,151	242,244	129,333	61,289	17,781	3,328,928

17,875,906	9,147,165	5,348,625	2,841,478	1,596,184	500,915	21,510,778

(1,302,662)	340,084	(420,868)	(134,263)	(181,576)	(11,567)	(15,087,123)
(16,612)	(17,992)	(9,359)	(2,342)	(1,835)	39	(15,005)
832,056	(238,396)	-	(903,521)	-	-	(4,262,611)

(487,218)	83,696	(430,227)	(1,040,126)	(183,411)	(11,528)	(19,364,739)

(88,804,078)	(50,914,186)	(34,776,466)	(20,589,648)	(12,301,861)	(4,110,532)	(20,074,303)
3,061	4,972	3,353	573	288	14	-

(88,801,017)	(50,909,214)	(34,773,113)	(20,589,075)	(12,301,573)	(4,110,518)	(20,074,303)

(89,288,235)	(50,825,518)	(35,203,340)	(21,629,201)	(12,484,984)	(4,122,046)	(39,439,042)

$(71,412,329)	$(41,678,353)	$(29,854,715)	$(18,787,723)	$(10,888,800)	$(3,621,131)	$(17,928,264)

291

Statements of Operations–(continued)

For the year ended August 31, 2022

	Invesco	Invesco	Invesco	Invesco
	BulletShares	BulletShares	BulletShares	BulletShares
	2023 High Yield	2024 High Yield	2025 High Yield	2026 High Yield
	Corporate	Corporate	Corporate	Corporate
	Bond ETF	Bond ETF	Bond ETF	Bond ETF
	(BSJN)	(BSJO)	(BSJP)	(BSJQ)
Investment income:
Unaffiliated interest income	$27,843,277	$20,322,722	$16,939,348	$8,452,392
Affiliated dividend income	75,774	39,078	21,194	13,016
Securities lending income, net	261,182	462,472	222,312	108,850

Total investment income	28,180,233	20,824,272	17,182,854	8,574,258

Expenses:
Unitary management fees	2,982,985	1,876,511	1,421,605	679,759
Tax expenses	-	-	-	-

Total expenses	2,982,985	1,876,511	1,421,605	679,759

Less: Waivers	(5,010)	(2,638)	(2,027)	(1,053)

Net expenses	2,977,975	1,873,873	1,419,578	678,706

Net investment income	25,202,258	18,950,399	15,763,276	7,895,552

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(10,538,117)	(21,270,697)	(5,373,086)	(1,692,901)
Affiliated investment securities	(34,732)	(29,750)	(21,891)	(10,262)
In-kind redemptions	(12,794,116)	(4,265,762)	193,126	(891,555)

Net realized gain (loss)	(23,366,965)	(25,566,209)	(5,201,851)	(2,594,718)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(38,786,091)	(31,683,446)	(27,994,687)	(18,037,493)
Affiliated investment securities	4,201	4,008	2,891	2,144

Change in net unrealized appreciation (depreciation)	(38,781,890)	(31,679,438)	(27,991,796)	(18,035,349)

Net realized and unrealized gain (loss)	(62,148,855)	(57,245,647)	(33,193,647)	(20,630,067)

Net increase (decrease) in net assets resulting from operations	$(36,946,597)	$(38,295,248)	$(17,430,371)	$(12,734,515)

(a)	For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

292

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)	Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)	Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)(a)	Invesco BulletShares 2022 Municipal Bond ETF (BSMM)	Invesco BulletShares 2023 Municipal Bond ETF (BSMN)	Invesco BulletShares 2024 Municipal Bond ETF (BSMO)	Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

$2,251,562	$1,019,218	$442,209	$434,393	$460,957	$561,053	$599,161
2,354	1,420	421	-	-	-	-
28,923	9,799	1,485	-	-	-	-

2,282,839	1,030,437	444,115	434,393	460,957	561,053	599,161

194,012	80,068	34,328	119,943	89,914	93,717	93,713
-	-	3	-	-	-	-

194,012	80,068	34,331	119,943	89,914	93,717	93,713

(183)	(102)	(42)	-	-	-	-

193,829	79,966	34,289	119,943	89,914	93,717	93,713

2,089,010	950,471	409,826	314,450	371,043	467,336	505,448

(956,857)	(54,547)	(46,539)	(30,477)	(1,529)	(9,713)	(39,891)
(3,840)	(555)	(24)	-	-	-	-
(748,007)	(119,594)	(240,431)	-	-	-	-

(1,708,704)	(174,696)	(286,994)	(30,477)	(1,529)	(9,713)	(39,891)

(5,627,398)	(3,295,907)	(1,471,894)	(350,958)	(1,224,223)	(2,044,958)	(3,191,154)
330	84	13	-	-	-	-

(5,627,068)	(3,295,823)	(1,471,881)	(350,958)	(1,224,223)	(2,044,958)	(3,191,154)

(7,335,772)	(3,470,519)	(1,758,875)	(381,435)	(1,225,752)	(2,054,671)	(3,231,045)

$(5,246,762)	$(2,520,048)	$(1,349,049)	$(66,985)	$(854,709)	$(1,587,335)	$(2,725,597)

293

Statements of Operations–(continued)

For the year ended August 31, 2022

	Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)	Invesco BulletShares 2027 Municipal Bond ETF (BSMR)	Invesco BulletShares 2028 Municipal Bond ETF (BSMS)	Invesco BulletShares 2029 Municipal Bond ETF (BSMT)
Investment income:
Unaffiliated interest income	$474,094	$287,394	$308,711	$282,904
Unaffiliated dividend income	-	-	-	-
Affiliated dividend income	-	-	-	-
Securities lending income, net	-	-	-	-

Total investment income	474,094	287,394	308,711	282,904

Expenses:
Unitary management fees	55,339	36,783	35,979	30,745

Less: Waivers	-	-	-	-

Net expenses	55,339	36,783	35,979	30,745

Net investment income	418,755	250,611	272,732	252,159

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(213,595)	3,202	(194,358)	(347,797)
Affiliated investment securities	-	-	-	-
In-kind redemptions	-	-	-	-
Foreign currencies	-	-	-	-

Net realized gain (loss)	(213,595)	3,202	(194,358)	(347,797)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(2,591,519)	(1,828,206)	(2,338,971)	(1,972,703)
Affiliated investment securities	-	-	-	-
Foreign currencies	-	-	-	-

Change in net unrealized appreciation (depreciation)	(2,591,519)	(1,828,206)	(2,338,971)	(1,972,703)

Net realized and unrealized gain (loss)	(2,805,114)	(1,825,004)	(2,533,329)	(2,320,500)

Net increase (decrease) in net assets resulting from operations	$(2,386,359)	$(1,574,393)	$(2,260,597)	$(2,068,341)

(a)	For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

294

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)	Invesco BulletShares 2031 Municipal Bond ETF (BSMV)(a)	Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)	Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)	Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

$258,786	$172,313	$606,854	$826,362	$1,093,496
-	-	23	59	-
-	-	16,650	747	415
-	-	737	9,407	2,795

258,786	172,313	624,264	836,575	1,096,706

22,526	14,696	99,246	98,984	91,900

-	-	(1,118)	(66)	(61)

22,526	14,696	98,128	98,918	91,839

236,260	157,617	526,136	737,657	1,004,867

(683,550)	(832,344)	(899,457)	(2,205,598)	(421,066)
-	-	(20)	(337)	(386)
-	-	(32,865)	(24,451)	(330,758)
-	-	1	(2)	(3)

(683,550)	(832,344)	(932,341)	(2,230,388)	(752,213)

(1,529,268)	(818,669)	(1,923,748)	(1,769,013)	(1,835,311)
-	-	-	-	85
-	-	(3)	-	(13)

(1,529,268)	(818,669)	(1,923,751)	(1,769,013)	(1,835,239)

(2,212,818)	(1,651,013)	(2,856,092)	(3,999,401)	(2,587,452)

$(1,976,558)	$(1,493,396)	$(2,329,956)	$(3,261,744)	$(1,582,585)

295

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco BulletShares 2022		Invesco BulletShares 2023
	Corporate Bond ETF (BSCM)		Corporate Bond ETF (BSCN)
	2022	2021	2022	2021
Operations:
Net investment income	$31,183,787	$38,953,720	$31,662,160	$29,895,942
Net realized gain (loss)	1,156,002	8,444,584	582,904	6,175,781
Change in net unrealized appreciation (depreciation)	(32,675,706)	(32,655,200)	(74,338,444)	(19,730,169)

Net increase (decrease) in net assets resulting from operations	(335,917)	14,743,104	(42,093,380)	16,341,554

Distributions to Shareholders from:
Distributable earnings	(37,190,132)	(46,268,999)	(37,787,625)	(30,085,257)

Shareholder Transactions:
Proceeds from shares sold	80,127,558	423,707,708	539,242,118	777,896,291
Value of shares repurchased	(589,847,579)	(39,024,348)	(76,260,378)	-

Net increase (decrease) in net assets resulting from share transactions	(509,720,021)	384,683,360	462,981,740	777,896,291

Net increase (decrease) in net assets	(547,246,070)	353,157,465	383,100,735	764,152,588

Net assets:
Beginning of period	2,392,717,631	2,039,560,166	2,105,230,345	1,341,077,757

End of period	$1,845,471,561	$2,392,717,631	$2,488,331,080	$2,105,230,345

Changes in Shares Outstanding:
Shares sold	3,750,000	19,500,000	25,350,000	35,700,000
Shares repurchased	(27,750,000)	(1,800,000)	(3,600,000)	-
Shares outstanding, beginning of period	111,000,000	93,300,000	97,050,000	61,350,000

Shares outstanding, end of period	87,000,000	111,000,000	118,800,000	97,050,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

296

Invesco BulletShares 2024		Invesco BulletShares 2025		Invesco BulletShares 2026		Invesco BulletShares 2027
Corporate Bond ETF (BSCO)		Corporate Bond ETF (BSCP)		Corporate Bond ETF (BSCQ)		Corporate Bond ETF (BSCR)
2022	2021	2022	2021	2022	2021	2022	2021

$43,331,147	$26,533,077	$24,392,663	$16,415,085	$17,875,906	$8,332,446	$9,147,165	$6,307,547
(3,778,907)	4,950,786	(1,979,894)	3,075,661	(487,218)	407,071	83,696	1,038,573
(135,305,391)	(11,912,019)	(103,464,527)	(9,762,540)	(88,801,017)	(3,582,823)	(50,909,214)	(1,788,979)

(95,753,151)	19,571,844	(81,051,758)	9,728,206	(71,412,329)	5,156,694	(41,678,353)	5,557,141

(45,949,587)	(26,664,545)	(26,353,632)	(16,430,389)	(17,893,415)	(8,346,892)	(9,217,189)	(6,317,457)

1,893,989,566	560,546,865	717,998,538	444,128,487	812,928,433	288,393,196	192,035,822	129,091,514
(84,849,119)	(6,667,299)	(3,059,546)	(13,395,279)	(124,053,130)	-	(14,911,677)	(6,649,169)

1,809,140,447	553,879,566	714,938,992	430,733,208	688,875,303	288,393,196	177,124,145	122,442,345

1,667,437,709	546,786,865	607,533,602	424,031,025	599,569,559	285,202,998	126,228,603	121,682,029

1,632,037,818	1,085,250,953	1,056,864,724	632,833,699	578,885,117	293,682,119	353,297,959	231,615,930

$3,299,475,527	$1,632,037,818	$1,664,398,326	$1,056,864,724	$1,178,454,676	$578,885,117	$479,526,562	$353,297,959

89,850,000	25,200,000	34,350,000	19,800,000	40,650,000	13,350,000	9,450,000	5,850,000
(4,050,000)	(300,000)	(150,000)	(600,000)	(6,300,000)	-	(750,000)	(300,000)
73,650,000	48,750,000	47,400,000	28,200,000	26,850,000	13,500,000	16,050,000	10,500,000

159,450,000	73,650,000	81,600,000	47,400,000	61,200,000	26,850,000	24,750,000	16,050,000

297

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2022 and 2021

	Invesco BulletShares 2028 Corporate Bond ETF (BSCS)		Invesco BulletShares 2029 Corporate Bond ETF (BSCT)
	2022	2021	2022	2021
Operations:
Net investment income	$5,348,625	$4,417,880	$2,841,478	$1,573,095
Net realized gain (loss)	(430,227)	5,384,649	(1,040,126)	256,863
Change in net unrealized appreciation (depreciation)	(34,773,113)	(4,510,779)	(20,589,075)	(527,945)

Net increase (decrease) in net assets resulting from operations	(29,854,715)	5,291,750	(18,787,723)	1,302,013

Distributions to Shareholders from:
Distributable earnings	(5,392,141)	(4,423,119)	(2,861,504)	(1,573,383)

Shareholder Transactions:
Proceeds from shares sold	82,775,900	179,514,747	52,115,317	92,949,080
Value of shares repurchased	-	(83,476,574)	(14,213,573)	(6,283,657)

Net increase (decrease) in net assets resulting from share transactions	82,775,900	96,038,173	37,901,744	86,665,423

Net increase (decrease) in net assets	47,529,044	96,906,804	16,252,517	86,394,053

Net assets:
Beginning of period	225,925,297	129,018,493	112,209,020	25,814,967

End of period	$273,454,341	$225,925,297	$128,461,537	$112,209,020

Changes in Shares Outstanding:
Shares sold	3,900,000	7,800,000	2,550,000	4,350,000
Shares repurchased	-	(3,600,000)	(750,000)	(300,000)
Shares outstanding, beginning of period	9,750,001	5,550,001	5,250,001	1,200,001

Shares outstanding, end of period	13,650,001	9,750,001	7,050,001	5,250,001

(a)	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.
(b)	For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

298

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)		Invesco BulletShares 2031 CorporateBond ETF (BSCV)	Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)		Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
2022	2021(a)	2022(b)	2022	2021	2022	2021

$1,596,184	$321,944	$500,915	$21,510,778	$28,793,745	$25,202,258	$21,002,580
(183,411)	(32,289)	(11,528)	(19,364,739)	6,498,926	(23,366,965)	4,767,388
(12,301,573)	(139,348)	(4,110,518)	(20,074,303)	3,725,149	(38,781,890)	5,272,950

(10,888,800)	150,307	(3,621,131)	(17,928,264)	39,017,820	(36,946,597)	31,042,918

(1,543,157)	(321,891)	(497,473)	(21,043,680)	(28,853,162)	(24,466,310)	(20,999,182)

87,105,399	29,758,141	43,387,217	126,540,419	370,106,748	334,867,605	356,384,219
-	(2,895,231)	-	(423,113,861)	(146,596,765)	(254,596,094)	(78,566,520)

87,105,399	26,862,910	43,387,217	(296,573,442)	223,509,983	80,271,511	277,817,699

74,673,442	26,691,326	39,268,613	(335,545,386)	233,674,641	18,858,604	287,861,435

26,691,326	-	-	911,287,950	677,613,309	677,768,312	389,906,877

$101,364,768	$26,691,326	$39,268,613	$575,742,564	$911,287,950	$696,626,916	$677,768,312

4,800,000	1,500,001	2,400,001	5,500,000	15,900,000	13,800,000	14,100,000
-	(150,000)	-	(18,600,000)	(6,300,000)	(10,600,000)	(3,100,000)
1,350,001	-	-	39,100,000	29,500,000	26,700,000	15,700,000

6,150,001	1,350,001	2,400,001	26,000,000	39,100,000	29,900,000	26,700,000

299

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2022 and 2021

	Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)		Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)
	2022	2021	2022	2021
Operations:
Net investment income	$18,950,399	$10,984,565	$15,763,276	$9,589,274
Net realized gain (loss)	(25,566,209)	2,008,658	(5,201,851)	1,607,424
Change in net unrealized appreciation (depreciation)	(31,679,438)	4,818,813	(27,991,796)	4,250,844

Net increase (decrease) in net assets resulting from operations	(38,295,248)	17,812,036	(17,430,371)	15,447,542

Distributions to Shareholders from:
Distributable earnings	(18,591,105)	(10,965,021)	(15,661,665)	(9,582,533)

Shareholder Transactions:
Proceeds from shares sold	296,465,790	216,734,030	200,113,063	168,529,604
Value of shares repurchased	(121,652,218)	(34,967,274)	(59,529,955)	(12,252,198)

Net increase in net assets resulting from share transactions	174,813,572	181,766,756	140,583,108	156,277,406

Net increase in net assets	117,927,219	188,613,771	107,491,072	162,142,415

Net assets:
Beginning of period	363,854,542	175,240,771	292,895,155	130,752,740

End of period	$481,781,761	$363,854,542	$400,386,227	$292,895,155

Changes in Shares Outstanding:
Shares sold	12,600,000	8,700,000	8,600,000	6,900,000
Shares repurchased	(5,400,000)	(1,400,000)	(2,600,000)	(500,000)
Shares outstanding, beginning of period	14,500,000	7,200,000	11,900,000	5,500,000

Shares outstanding, end of period	21,700,000	14,500,000	17,900,000	11,900,000

(a)	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.
(b)	For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

300

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)		Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)		Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)		Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)
2022	2021	2022	2021	2022	2021(a)	2022(b)

$7,895,552	$3,376,063	$2,089,010	$1,110,809	$950,471	$409,309	$409,826
(2,594,718)	1,588,562	(1,708,704)	842,316	(174,696)	69,625	(286,994)
(18,035,349)	424,868	(5,627,068)	(299,086)	(3,295,823)	146,195	(1,471,881)

(12,734,515)	5,389,493	(5,246,762)	1,654,039	(2,520,048)	625,129	(1,349,049)

(7,842,075)	(3,368,135)	(2,291,447)	(1,108,627)	(1,017,390)	(401,200)	(414,289)

164,423,468	79,461,306	46,007,122	43,271,940	24,854,397	15,123,178	16,537,165
(68,785,831)	(40,495,105)	(36,597,116)	(20,234,276)	(13,344,911)	-	(6,591,797)

95,637,637	38,966,201	9,410,006	23,037,664	11,509,486	15,123,178	9,945,368

75,061,047	40,987,559	1,871,797	23,583,076	7,972,048	15,347,107	8,182,030

115,767,803	74,780,244	43,508,500	19,925,424	15,347,107	-	-

$190,828,850	$115,767,803	$45,380,297	$43,508,500	$23,319,155	$15,347,107	$8,182,030

6,800,000	3,100,000	2,000,000	1,700,000	1,100,000	600,001	700,001
(2,900,000)	(1,600,000)	(1,600,000)	(800,000)	(600,000)	-	(300,000)
4,500,001	3,000,001	1,700,001	800,001	600,001	-	-

8,400,001	4,500,001	2,100,001	1,700,001	1,100,001	600,001	400,001

301

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2022 and 2021

	Invesco		Invesco
	BulletShares		BulletShares
	2022 Municipal		2023 Municipal
	Bond ETF (BSMM)		Bond ETF (BSMN)
	2022	2021	2022	2021
Operations:
Net investment income	$314,450	$182,621	$371,043	$144,921
Net realized gain (loss)	(30,477)	1,488	(1,529)	-
Change in net unrealized appreciation (depreciation)	(350,958)	16,790	(1,224,223)	81,231

Net increase (decrease) in net assets resulting from operations	(66,985)	200,899	(854,709)	226,152

Distributions to Shareholders from:
Distributable earnings	(223,733)	(182,980)	(303,153)	(145,216)

Shareholder Transactions:
Proceeds from shares sold	27,809,975	25,352,296	60,292,358	20,443,722
Transaction fees	69,525	63,381	150,731	51,109

Net increase in net assets resulting from share transactions	27,879,500	25,415,677	60,443,089	20,494,831

Net increase in net assets	27,588,782	25,433,596	59,285,227	20,575,767

Net assets:
Beginning of period	53,278,074	27,844,478	35,860,089	15,284,322

End of period	$80,866,856	$53,278,074	$95,145,316	$35,860,089

Changes in Shares Outstanding:
Shares sold	1,100,000	1,000,000	2,400,000	800,000
Shares outstanding, beginning of period	2,100,001	1,100,001	1,400,001	600,001

Shares outstanding, end of period	3,200,001	2,100,001	3,800,001	1,400,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

302

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)		Invesco BulletShares 2025 Municipal Bond ETF (BSMP)		Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)		Invesco BulletShares 2027 Municipal Bond ETF (BSMR)
2022	2021	2022	2021	2022	2021	2022	2021

$467,336	$168,040	$505,448	$212,132	$418,755	$246,028	$250,611	$177,229
(9,713)	-	(39,891)	-	(213,595)	-	3,202	-
(2,044,958)	159,288	(3,191,154)	203,443	(2,591,519)	393,082	(1,828,206)	358,743

(1,587,335)	327,328	(2,725,597)	415,575	(2,386,359)	639,110	(1,574,393)	535,972

(354,891)	(167,869)	(493,252)	(213,149)	(388,496)	(246,078)	(240,954)	(177,044)

59,772,394	23,126,510	39,618,160	28,476,221	21,770,235	10,232,808	9,570,573	2,569,911
149,431	57,816	99,045	71,191	54,426	25,582	23,926	6,425

59,921,825	23,184,326	39,717,205	28,547,412	21,824,661	10,258,390	9,594,499	2,576,336

57,979,599	23,343,785	36,498,356	28,749,838	19,049,806	10,651,422	7,779,152	2,935,264

36,106,178	12,762,393	39,032,016	10,282,178	23,391,204	12,739,782	18,139,513	15,204,249

$94,085,777	$36,106,178	$75,530,372	$39,032,016	$42,441,010	$23,391,204	$25,918,665	$18,139,513

2,400,000	900,000	1,600,000	1,100,000	900,000	400,000	400,000	100,000
1,400,001	500,001	1,500,001	400,001	900,001	500,001	700,001	600,001

3,800,001	1,400,001	3,100,001	1,500,001	1,800,001	900,001	1,100,001	700,001

303

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2022 and 2021

	Invesco BulletShares 2028 Municipal Bond ETF (BSMS)		Invesco BulletShares 2029 Municipal Bond ETF (BSMT)
	2022	2021	2022	2021
Operations:
Net investment income	$272,732	$145,595	$252,159	$131,231
Net realized gain (loss)	(194,358)	22,293	(347,797)	-
Change in net unrealized appreciation (depreciation)	(2,338,971)	221,968	(1,972,703)	121,793

Net increase (decrease) in net assets resulting from operations	(2,260,597)	389,856	(2,068,341)	253,024

Distributions to Shareholders from:
Distributable earnings	(296,320)	(145,891)	(250,501)	(130,877)

Shareholder Transactions:
Proceeds from shares sold	5,072,845	13,002,285	4,909,723	10,429,342
Value of shares repurchased	-	-	-	-
Transaction fees	6,473	32,506	12,274	26,073

Net increase (decrease) in net assets resulting from share transactions	5,079,318	13,034,791	4,921,997	10,455,415

Net increase (decrease) in net assets	2,522,401	13,278,756	2,603,155	10,577,562

Net assets:
Beginning of period	18,419,320	5,140,564	15,711,014	5,133,452

End of period	$20,941,721	$18,419,320	$18,314,169	$15,711,014

Changes in Shares Outstanding:
Shares sold	200,000	500,000	200,000	400,000
Shares repurchased	-	-	-	-
Shares outstanding, beginning of period	700,001	200,001	600,001	200,001

Shares outstanding, end of period	900,001	700,001	800,001	600,001

(a)	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.
(b)	For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

304

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)		Invesco BulletShares 2031 Municipal Bond ETF (BSMV)	Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)		Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)
2022	2021(a)	2022(b)	2022	2021	2022	2021

$236,260	$85,147	$157,617	$526,136	$578,148	$737,657	$546,845
(683,550)	-	(832,344)	(932,341)	(98,742)	(2,230,388)	26,338
(1,529,268)	132,715	(818,669)	(1,923,751)	(129,853)	(1,769,013)	(14,530)

(1,976,558)	217,862	(1,493,396)	(2,329,956)	349,553	(3,261,744)	558,653

(226,881)	(84,091)	(153,624)	(522,299)	(579,190)	(737,419)	(544,840)

18,351,538	7,550,499	14,057,456	7,662,745	28,433,558	7,505,405	20,985,133
-	-	-	(26,572,388)	-	(2,328,866)	-
45,879	-	22,644	-	-	-	-

18,397,417	7,550,499	14,080,100	(18,909,643)	28,433,558	5,176,539	20,985,133

16,193,978	7,684,270	12,433,080	(21,761,898)	28,203,921	1,177,376	20,998,946

7,684,270	-	-	38,537,484	10,333,563	31,424,894	10,425,948

$23,878,248	$7,684,270	$12,433,080	$16,775,586	$38,537,484	$32,602,270	$31,424,894

800,000	300,001	600,001	300,000	1,100,000	300,000	800,000
-	-	-	(1,100,000)	-	(100,000)	-
300,001	-	-	1,500,001	400,001	1,200,001	400,001

1,100,001	300,001	600,001	700,001	1,500,001	1,400,001	1,200,001

305

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2022 and 2021

	Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)
	2022	2021
Operations:
Net investment income	$1,004,867	$575,304
Net realized gain (loss)	(752,213)	(74,727)
Change in net unrealized appreciation (depreciation)	(1,835,239)	243,021

Net increase (decrease) in net assets resulting from operations	(1,582,585)	743,598

Distributions to Shareholders from:
Distributable earnings	(987,367)	(576,659)

Shareholder Transactions:
Proceeds from shares sold	29,731,210	7,884,663
Value of shares repurchased	(9,702,562)	-

Net increase in net assets resulting from share transactions	20,028,648	7,884,663

Net increase in net assets	17,458,696	8,051,602

Net assets:
Beginning of period	23,643,524	15,591,922

End of period	$41,102,220	$23,643,524

Changes in Shares Outstanding:
Shares sold	1,200,000	300,000
Shares repurchased	(400,000)	-
Shares outstanding, beginning of period	900,001	600,001

Shares outstanding, end of period	1,700,001	900,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

306

Financial Highlights

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

	Years Ended August 31,				Three Months Ended August 31, 2018		Year Ended May 31, 2018
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$21.56	$21.86	$21.47	$20.69	$20.69		$21.33

Net investment income(a)	0.30	0.37	0.54	0.61	0.15		0.54
Net realized and unrealized gain (loss) on investments	(0.29)	(0.22)	0.41	0.79	0.01		(0.64)

Total from investment operations .	0.01	0.15	0.95	1.40	0.16		(0.10)

Distributions to shareholders from:
Net investment income	(0.31)	(0.38)	(0.55)	(0.62)	(0.16)		(0.53)
Net realized gains	(0.05)	(0.07)	(0.01)	-	-		(0.01)

Total distributions	(0.36)	(0.45)	(0.56)	(0.62)	(0.16)		(0.54)

Net asset value at end of period	$21.21	$21.56	$21.86	$21.47	$20.69		$20.69

Market price at end of period(b)	$21.21	$21.57	$21.85	$21.53	$20.74		$20.74

Net Asset Value Total Return(c)	0.02%	0.69%	4.51%	6.89%	0.78%		(0.50)%
Market Price Total Return(c)	(0.02)%	0.78%	4.18%	6.93%	0.77%		(0.45)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,845,472	$2,392,718	$2,039,560	$1,368,988	$825,429		$760,420
Ratio to average net assets of:
Expenses	0.10%	0.10%	0.10%	0.10%	0.10	%(d)	0.22%
Net investment income	1.40%	1.73%	2.49%	2.91%	2.80	%(d)	2.58%
Portfolio turnover rate(e)	6%	16%	19%	4%	0	%(f)	8%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(f)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

307

Financial Highlights–(continued)

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

	Years Ended August 31,							Three Months Ended August 31, 2018		Year Ended May 31, 2018
	2022	2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of period	$21.69	$21.86		$21.30		$20.27		$20.27		$20.97

Net investment income(a)	0.29	0.38		0.56		0.64		0.15		0.58
Net realized and unrealized gain (loss) on investments	(0.68)	(0.16)		0.57		1.03		0.02		(0.68)

Total from investment operations	(0.39)	0.22		1.13		1.67		0.17		(0.10)

Distributions to shareholders from:
Net investment income	(0.29)	(0.39)		(0.57)		(0.64)		(0.17)		(0.56)
Net realized gains	(0.06)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	-		(0.04)

Total distributions	(0.35)	(0.39)		(0.57)		(0.64)		(0.17)		(0.60)

Net asset value at end of period	$20.95	$21.69		$21.86		$21.30		$20.27		$20.27

Market price at end of period(c)	$20.94	$21.71		$21.88		$21.35		$20.31		$20.30

Net Asset Value Total Return(d)	(1.81)%	1.01%		5.43%		8.44%		0.84%		(0.50)%
Market Price Total Return(d)	(1.95)%	1.02%		5.28%		8.47%		0.88%		(0.65)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,488,331	$2,105,230		$1,341,078		$824,159		$383,069		$349,603
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%		0.10%		0.10%		0.10	%(e)	0.21%
Expenses, prior to Waivers	0.10%	0.10%		0.10%		0.10%		0.10	%(e)	0.22%
Net investment income	1.37%	1.75%		2.63%		3.11%		3.00	%(e)	2.80%
Portfolio turnover rate(f)	16%	12%		9%		6%		0	%(g)	7%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(g)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

308

Financial Highlights–(continued)

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

	Years Ended August 31,				Three Months Ended August 31, 2018		Year Ended May 31, 2018
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$22.16	$22.26	$21.44	$20.15	$20.13		$20.88

Net investment income(a)	0.41	0.44	0.58	0.68	0.17		0.64
Net realized and unrealized gain (loss) on investments	(1.45)	(0.09)	0.83	1.30	0.03		(0.76)

Total from investment operations	(1.04)	0.35	1.41	1.98	0.20		(0.12)

Distributions to shareholders from:
Net investment income	(0.39)	(0.45)	(0.59)	(0.69)	(0.18)		(0.63)
Net realized gains	(0.04)	-	-	-	-		-

Total distributions	(0.43)	(0.45)	(0.59)	(0.69)	(0.18)		(0.63)

Net asset value at end of period	$20.69	$22.16	$22.26	$21.44	$20.15		$20.13

Market price at end of period(b)	$20.67	$22.18	$22.28	$21.50	$20.20		$20.18

Net Asset Value Total Return(c)	(4.76)%	1.59%	6.72%	10.08%	1.01%		(0.62)%
Market Price Total Return(c)	(4.93)%	1.59%	6.51%	10.11%	1.01%		(0.58)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,299,476	$1,632,038	$1,085,251	$575,698	$311,363		$292,963
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%	0.10%	0.10%	0.10	%(d)	0.21%
Expenses, prior to Waivers	0.10%	0.10%	0.10%	0.10%	0.10	%(d)	0.22%
Net investment income	1.93%	2.00%	2.70%	3.29%	3.29	%(d)	3.10%
Portfolio turnover rate(e)	11%	7%	6%	5%	2%		5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

309

Financial Highlights–(continued)

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

	Years Ended August 31,				Three Months Ended August 31, 2018		Year Ended May 31, 2018
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$22.30	$22.44	$21.41	$19.89	$19.84		$20.67

Net investment income(a)	0.41	0.41	0.60	0.70	0.17		0.64
Net realized and unrealized gain (loss) on investments	(1.88)	(0.13)	1.05	1.51	0.07		(0.85)

Total from investment operations	(1.47)	0.28	1.65	2.21	0.24		(0.21)

Distributions to shareholders from:
Net investment income	(0.39)	(0.42)	(0.62)	(0.69)	(0.19)		(0.62)
Net realized gains	(0.04)	-	-	-	-		-

Total distributions	(0.43)	(0.42)	(0.62)	(0.69)	(0.19)		(0.62)

Net asset value at end of period	$20.40	$22.30	$22.44	$21.41	$19.89		$19.84

Market price at end of period(b)	$20.37	$22.31	$22.45	$21.44	$19.96		$19.85

Net Asset Value Total Return(c)	(6.63)%	1.25%	7.86%	11.39%	1.19%		(1.04)%
Market Price Total Return(c)	(6.81)%	1.25%	7.75%	11.14%	1.50%		(1.19)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,664,398	$1,056,865	$632,834	$311,561	$116,344		$104,181
Ratio to average net assets of:
Expenses	0.10%	0.10%	0.10%	0.10%	0.10	%(d)	0.22%
Net investment income	1.93%	1.85%	2.77%	3.42%	3.38	%(d)	3.14%
Portfolio turnover rate(e)	10%	8%	9%	3%	1%		14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

310

Financial Highlights–(continued)

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

	Years Ended August 31,						Three Months Ended August 31, 2018		Year Ended May 31, 2018
	2022		2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$21.56		$21.75	$20.57	$18.84		$18.82		$19.66

Net investment income(a)	0.43		0.43	0.57	0.66		0.16		0.61
Net realized and unrealized gain (loss) on investments	(2.31)		(0.18)	1.20	1.71		0.04		(0.89)

Total from investment operations	(1.88)		0.25	1.77	2.37		0.20		(0.28)

Distributions to shareholders from:
Net investment income	(0.42)		(0.44)	(0.58)	(0.66)		(0.18)		(0.59)
Net realized gains	(0.00	)(b)	-	(0.02)	(0.00	)(b)	-		(0.00	)(b)

Total distributions	(0.42)		(0.44)	(0.60)	(0.66)		(0.18)		(0.59)

Transaction fees(a)	-		-	0.01	0.02		-		0.03

Net asset value at end of period	$19.26		$21.56	$21.75	$20.57		$18.84		$18.82

Market price at end of period(c)	$19.21		$21.58	$21.78	$20.62		$18.88		$18.81

Net Asset Value Total Return(d)	(8.79)%		1.16%	8.85%	13.05%		1.07%		(1.28)%
Market Price Total Return(d)	(9.11)%		1.11%	8.73%	13.07%		1.34%		(1.50)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,178,455		$578,885	$293,682	$132,679		$53,693		$53,638
Ratio to average net assets of:
Expenses, after Waivers	0.10%		0.10%	0.10%	0.10%		0.10	%(e)	0.21%
Expenses, prior to Waivers	0.10%		0.10%	0.10%	0.10%		0.10	%(e)	0.22%
Net investment income	2.17%		2.01%	2.76%	3.42%		3.41	%(e)	3.16%
Portfolio turnover rate(f)	4%		2%	7%	4%		0%		0	%(g)

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(g)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

311

Financial Highlights–continued)

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

	Years Ended August 31,					Three Months Ended August 31,		For the Period September 27, 2017(a) Through May 31,
	2022	2021	2020	2019		2018		2018
Per Share Operating Performance:
Net asset value at beginning of period	$22.01	$22.06	$20.99	$19.13		$19.10		$19.99

Net investment income(b)	0.46	0.47	0.60	0.71		0.17		0.44
Net realized and unrealized gain (loss) on investments	(2.64)	(0.05)	1.08	1.84		0.04		(1.03)

Total from investment operations	(2.18)	0.42	1.68	2.55		0.21		(0.59)

Distributions to shareholders from:
Net investment income	(0.45)	(0.47)	(0.61)	(0.72)		(0.19)		(0.34)
Net realized gains	(0.01)	-	(0.01)	-		-		-

Total distributions	(0.46)	(0.47)	(0.62)	(0.72)		(0.19)		(0.34)

Transaction fees(b)	-	-	0.01	0.03		0.01		0.04

Net asset value at end of period	$19.37	$22.01	$22.06	$20.99		$19.13		$19.10

Market price at end of period(c)	$19.29	$22.04	$22.07	$21.05		$19.16		$19.09

Net Asset Value Total Return(d)	(9.99)%	1.94%	8.25%	13.87%		1.16%		(2.77)%
Market Price Total Return(d)	(10.48)%	2.04%	7.98%	14.01%		1.37%		(2.82)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted).	$479,527	$353,298	$231,616	$72,410		$25,822		$22,924
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%	0.10%	0.11	%(e)	0.10	%(f)	0.19	%(f)
Expenses, prior to Waivers	0.10%	0.10%	0.10%	0.11	%(e)	0.10	%(f)	0.20	%(f)
Net investment income	2.26%	2.15%	2.83%	3.64	%(e)	3.60	%(f)	3.35	%(f)
Portfolio turnover rate(g)	4%	2%	7%	3%		0%		0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

312

Financial Highlights–(continued)

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

	Years Ended August 31,							For the Period August 7, 2018(a) Through August 31,
	2022	2021		2020		2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$23.17	$23.25		$22.11		$20.06		$20.00

Net investment income(b)	0.47	0.52		0.64		0.77		0.05
Net realized and unrealized gain (loss) on investments	(3.13)	(0.09	)(c)	1.12		1.97		0.01

Total from investment operations	(2.66)	0.43		1.76		2.74		0.06

Distributions to shareholders from:
Net investment income	(0.47)	(0.51)		(0.65)		(0.76)		-
Net realized gains	(0.01)	-		(0.00	)(d)	-		-

Total distributions	(0.48)	(0.51)		(0.65)		(0.76)		-

Transaction fees(b)	-	-		0.03		0.07		-

Net asset value at end of period	$20.03	$23.17		$23.25		$22.11		$20.06

Market price at end of period(e)	$19.96	$23.18		$23.25		$22.17		$20.09

Net Asset Value Total Return(f)	(11.62)%	1.90%		8.33%		14.38%		0.30	%(g)
Market Price Total Return(f)	(11.96)%	1.95%		8.03%		14.51%		0.45	%(g)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$273,454	$225,925		$129,018		$36,483		$6,018
Ratio to average net assets of:
Expenses	0.10%	0.10%		0.10%		0.12	%(h)	0.10	%(i)
Net investment income	2.20%	2.24%		2.89%		3.74	%(h)	3.91	%(i)
Portfolio turnover rate(j)	7%	2%		3%		1%		0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	Amount represents less than $0.005.
(e)	The mean between the last bid and ask prices.
(f)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)

The net asset value total return from Fund Inception (August 9, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.30%. The market price total return from Fund Inception to August 31, 2018 was 0.30%.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

313

Financial Highlights–(continued)

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

	Years Ended August 31,				For the Period September 10, 2019(a) Through August 31,
	2022		2021		2020
Per Share Operating Performance:
Net asset value at beginning of period	$21.37		$21.51		$20.00

Net investment income(b)	0.43		0.42		0.51
Net realized and unrealized gain (loss) on investments	(3.15)		(0.14)		1.47

Total from investment operations	(2.72)		0.28		1.98

Distributions to shareholders from:
Net investment income	(0.43)		(0.42)		(0.51)
Net realized gains	(0.00	)(c)	-		-

Total distributions	(0.43)		(0.42)		(0.51)

Transaction fees(b)	-		-		0.04

Net asset value at end of period	$18.22		$21.37		$21.51

Market price at end of period(d)	$18.14		$21.39		$21.51

Net Asset Value Total Return(e)	(12.84)%		1.31%		10.29	%(f)
Market Price Total Return(e)	(13.30)%		1.41%		10.28	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$128,462		$112,209		$25,815
Ratio to average net assets of:
Expenses	0.10%		0.10%		0.10	%(g)
Net investment income	2.19%		1.98%		2.55	%(g)
Portfolio turnover rate(h)	6%		0	%(i)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (September 12, 2019, the first day of trading on the exchange) to August 31, 2020 was 10.96%. The market price total return from Fund Inception to August 31, 2020 was 10.45%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

314

Financial Highlights–(continued)

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

	Year Ended August 31,	For the Period September 14, 2020(a) Through August 31,
	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$19.77	$20.00

Net investment income(b)	0.45	0.36
Net realized and unrealized gain (loss) on investments	(3.32)	(0.27)

Total from investment operations	(2.87)	0.09

Distributions to shareholders from:
Net investment income	(0.42)	(0.32)

Net asset value at end of period	$16.48	$19.77

Market price at end of period(c)	$16.38	$19.79

Net Asset Value Total Return(d)	(14.67)%	0.45	%(e)
Market Price Total Return(d)	(15.27)%	0.55	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$101,365	$26,691
Ratio to average net assets of:
Expenses	0.10%	0.10	%(f)
Net investment income	2.60%	1.89	%(f)
Portfolio turnover rate(g)	3%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 16, 2020, the first day of trading on the exchange) to August 31, 2021 was 0.55%. The market price total return from Fund Inception to August 31, 2021 was 0.55%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

315

Financial Highlights–(continued)

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)

	For the Period September 13, 2021(a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$20.00

Net investment income(b)	0.47
Net realized and unrealized gain (loss) on investments	(3.68)

Total from investment operations	(3.21)

Distributions to shareholders from:
Net investment income	(0.43)

Net asset value at end of period	$16.36

Market price at end of period(c)	$16.30

Net Asset Value Total Return(d)	(16.17	)%(e)
Market Price Total Return(d)	(16.48	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$39,269
Ratio to average net assets of:
Expenses	0.10	%(f)
Net investment income	2.81	%(f)
Portfolio turnover rate(g)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 15, 2021, the first day of trading on the exchange) to August 31, 2022 was (16.25)%. The market price total return from Fund Inception to August 31, 2022 was (16.60)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

316

Financial Highlights–(continued)

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

	Years Ended August 31,					Three Months Ended August 31, 2018		Year Ended May 31, 2018
	2022	2021		2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$23.31	$22.97		$24.37	$24.56	$24.54		$25.46

Net investment income(a)	0.62	0.84		1.07	1.32	0.33		1.36
Net realized and unrealized gain (loss) on investments	(1.19)	0.35		(1.40)	(0.17)	0.06		(0.91)

Total from investment operations	(0.57)	1.19		(0.33)	1.15	0.39		0.45

Distributions to shareholders from:
Net investment income	(0.60)	(0.85)		(1.07)	(1.34)	(0.37)		(1.37)

Net asset value at end of period	$22.14	$23.31		$22.97	$24.37	$24.56		$24.54

Market price at end of period(b)	$22.14	$23.29		$22.97	$24.43	$24.61		$24.49

Net Asset Value Total Return(c)	(2.47)%	5.28%		(1.28)%	4.90%	1.59%		1.79%
Market Price Total Return(c)	(2.39)%	5.19%		(1.50)%	4.94%	2.00%		1.35%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$575,743	$911,288		$677,613	$511,741	$243,192		$208,598
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42	%(d)	0.41%	0.42%	0.42	%(e)	0.43%
Expenses, prior to Waivers	0.42%	0.42	%(d)	0.42%	0.42%
Net investment income	2.70%	3.63%		4.59%	5.45%	5.34	%(e)	5.47%
Portfolio turnover rate(f)	32%	42%		63%	27%	17%		29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

317

Financial Highlights–(continued)

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

	Years Ended August 31,					Three Months Ended August 31, 2018		Year Ended May 31, 2018
	2022	2021		2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$25.38	$24.83		$25.92	$26.14	$25.98		$26.95

Net investment income(a)	0.87	1.00		1.26	1.45	0.35		1.43
Net realized and unrealized gain (loss) on investments	(2.11)	0.57		(1.09)	(0.22)	0.20		(0.93)

Total from investment operations	(1.24)	1.57		0.17	1.23	0.55		0.50

Distributions to shareholders from:
Net investment income	(0.84)	(1.02)		(1.27)	(1.47)	(0.39)		(1.43)
Net realized gains	-	-		-	(0.02)	-		(0.04)

Total distributions	(0.84)	(1.02)		(1.27)	(1.49)	(0.39)		(1.47)

Transaction fees(a)	-	-		0.01	0.04	-		-

Net asset value at end of period	$23.30	$25.38		$24.83	$25.92	$26.14		$25.98

Market price at end of period(b)	$23.26	$25.38		$24.81	$25.98	$26.22		$25.93

Net Asset Value Total Return(c)	(4.95)%	6.43%		0.84%	5.06%	2.14%		1.90%
Market Price Total Return(c)	(5.11)%	6.51%		0.54%	4.97%	2.65%		1.40%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$696,627	$677,768		$389,907	$243,691	$112,421		$101,314
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42	%(d)	0.41%	0.42%	0.42	%(e)	0.43%
Expenses, prior to Waivers	0.42%	0.42	%(d)	0.42%
Net investment income	3.55%	3.97%		5.10%	5.64%	5.39	%(e)	5.45%
Portfolio turnover rate(f)	48%	39%		47%	19%	6%		18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

318

Financial Highlights–(continued)

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

	Years Ended August 31,					Three Months Ended August 31, 2018		Year Ended May 31, 2018
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$25.09	$24.34	$25.20	$24.85		$24.67		$25.67

Net investment income(a)	1.00	1.06	1.17	1.34		0.33		1.30
Net realized and unrealized gain (loss) on investments	(2.91)	0.75	(0.87)	0.39		0.21		(1.02)

Total from investment operations	(1.91)	1.81	0.30	1.73		0.54		0.28

Distributions to shareholders from:
Net investment income	(0.98)	(1.06)	(1.18)	(1.37)		(0.36)		(1.27)
Net realized gains	-	-	-	(0.05)		-		(0.05)

Total distributions	(0.98)	(1.06)	(1.18)	(1.42)		(0.36)		(1.32)

Transaction fees(a)	-	-	0.02	0.04		-		0.04

Net asset value at end of period	$22.20	$25.09	$24.34	$25.20		$24.85		$24.67

Market price at end of period(b)	$22.14	$25.10	$24.34	$25.22		$24.92		$24.71

Net Asset Value Total Return(c)	(7.76)%	7.60%	1.45%	7.44%		2.22%		1.21%
Market Price Total Return(c)	(8.04)%	7.64%	1.38%	7.22%		2.34%		1.44%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$481,782	$363,855	$175,241	$98,261		$47,210		$41,936
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.42%	0.42	%(d)	0.42	%(e)	0.44%
Expenses, prior to Waivers	0.42%	0.42%	0.42%	0.43	%(d)
Net investment income	4.24%	4.26%	4.84%	5.43	%(d)	5.30	%(e)	5.14%
Portfolio turnover rate(f)	58%	52%	34%	22%		8%		24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

319

Financial Highlights–(continued)

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

	Years Ended August 31,					Three Months Ended August 31, 2018		For the Period September 27, 2017(a) Through May 31, 2018
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$24.61	$23.77	$24.48	$24.28		$23.96		$25.01

Net investment income(b)	1.10	1.10	1.27	1.43		0.38		0.90
Net realized and unrealized gain (loss) on investments	(2.26)	0.85	(0.71)	0.15		0.31		(1.29)

Total from investment operations	(1.16)	1.95	0.56	1.58		0.69		(0.39)

Distributions to shareholders from:
Net investment income	(1.08)	(1.11)	(1.29)	(1.43)		(0.38)		(0.73)

Transaction fees(b)	-	-	0.02	0.05		0.01		0.07

Net asset value at end of period	$22.37	$24.61	$23.77	$24.48		$24.28		$23.96

Market price at end of period(c)	$22.28	$24.63	$23.74	$24.53		$24.31		$24.03

Net Asset Value Total Return(d)	(4.84)%	8.37%	2.58%	7.06%		2.94%		(1.31)%
Market Price Total Return(d)	(5.29)%	8.60%	2.26%	7.15%		2.76%		(1.03)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted).	$400,386	$292,895	$130,753	$75,879		$21,856		$14,374
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.42%	0.42	%(e)	0.42	%(f)	0.42	%(f)
Expenses, prior to Waivers	0.42%	0.42%	0.42%	0.43	%(e)
Net investment income	4.66%	4.52%	5.42%	5.98	%(e)	6.33	%(f)	5.50	%(f)
Portfolio turnover rate(g)	42%	57%	26%	14%		9%		5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

320

Financial Highlights–(continued)

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

	Years Ended August 31,					For the Period August 7, 2018(a) Through August 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$25.73	$24.93	$25.70	$25.14		$25.00

Net investment income(b)	1.18	1.12	1.24	1.45		0.09
Net realized and unrealized gain (loss) on investments	(3.02)	0.80	(0.74)	0.51		0.05

Total from investment operations	(1.84)	1.92	0.50	1.96		0.14

Distributions to shareholders from:
Net investment income	(1.17)	(1.12)	(1.28)	(1.51)		-
Net realized gains	-	-	(0.02)	-		-

Total distributions	(1.17)	(1.12)	(1.30)	(1.51)		-

Transaction fees(b)	-	-	0.03	0.11		-

Net asset value at end of period	$22.72	$25.73	$24.93	$25.70		$25.14

Market price at end of period(c)	$22.59	$25.74	$24.88	$25.75		$25.15

Net Asset Value Total Return(d)	(7.33)%	7.86%	2.31%	8.62%		0.56	%(e)
Market Price Total Return(d)	(7.89)%	8.12%	1.91%	8.80%		0.60	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$190,829	$115,768	$74,780	$25,702		$5,029
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.42%	0.44	%(f)	0.42	%(g)
Expenses, prior to Waivers	0.42%	0.42%	0.42%	0.45	%(f)
Net investment income	4.88%	4.41%	5.07%	5.79	%(f)	5.54	%(g)
Portfolio turnover rate(h)	32%	37%	35%	48%		0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (August 9, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.48%. The market price total return from Fund Inception to August 31, 2018 was 0.56%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

321

Financial Highlights–(continued)

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

	Years Ended August 31,		For the Period September 10, 2019(a) Through August 31,
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.59	$24.91	$25.00

Net investment income(b)	1.08	1.08	1.15
Net realized and unrealized gain (loss) on investments	(3.85)	0.70	(0.27)

Total from investment operations	(2.77)	1.78	0.88

Distributions to shareholders from:
Net investment income	(1.10)	(1.10)	(1.06)
Net realized gains	(0.11)	-	-

Total distributions	(1.21)	(1.10)	(1.06)

Transaction fees(b)	-	-	0.09

Net asset value at end of period	$21.61	$25.59	$24.91

Market price at end of period(c)	$21.48	$25.61	$24.84

Net Asset Value Total Return(d)	(11.14)%	7.29%	4.12	%(e)
Market Price Total Return(d)	(11.75)%	7.68%	3.84	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$45,380	$43,509	$19,925
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.41	%(f)
Expenses, prior to Waivers	0.42%	0.42%	0.42	%(f)
Net investment income	4.52%	4.25%	4.90	%(f)
Portfolio turnover rate(g)	25%	33%	56%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.32%. The market price total return from Fund Inception to August 31, 2020 was 3.84%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

322

Financial Highlights–(continued)

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)

	Year Ended August 31,	For the Period September 14, 2020(a) Through August 31,
	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.58	$25.00

Net investment income(b)	1.16	1.03
Net realized and unrealized gain (loss) on investments	(4.30)	0.51

Total from investment operations	(3.14)	1.54

Distributions to shareholders from:
Net investment income	(1.14)	(0.96)
Net realized gains	(0.10)	-

Total distributions	(1.24)	(0.96)

Net asset value at end of period	$21.20	$25.58

Market price at end of period(c)	$21.13	$25.61

Net Asset Value Total Return(d)	(12.60)%	6.25	%(e)
Market Price Total Return(d)	(12.99)%	6.37	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$23,319	$15,347
Ratio to average net assets of:
Expenses	0.42%	0.43	%(f)
Net investment income	4.99%	4.21	%(f)
Portfolio turnover rate(g)	17%	33%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 16, 2020, the first day of trading on the exchange) to August 31, 2021 was 6.72%. The market price total return from Fund Inception to August 31, 2021 was 6.92%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

323

Financial Highlights–(continued)

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)

	For the Period September 13, 2021(a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	1.07
Net realized and unrealized gain (loss) on investments	(4.59)

Total from investment operations	(3.52)

Distributions to shareholders from:
Net investment income	(1.02)

Net asset value at end of period	$20.46

Market price at end of period(c)	$20.41

Net Asset Value Total Return(d)	(14.35	)%(e)
Market Price Total Return(d)	(14.56	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$8,182
Ratio to average net assets of:
Expenses	0.42	%(f)
Net investment income	5.01	%(f)
Portfolio turnover rate(g)	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 15, 2021, the first day of trading on the exchange) to August 31, 2022 was (14.42)%. The market price total return from Fund Inception to August 31, 2022 was (14.87)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

324

Financial Highlights–(continued)

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)

	Years Ended August 31,			For the Period September 23, 2019(a) Through August 31,
	2022		2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.37		$25.31	$25.00

Net investment income(b)	0.12		0.10	0.24
Net realized and unrealized gain (loss) on investments	(0.17)		0.03	0.24

Total from investment operations	(0.05)		0.13	0.48

Distributions to shareholders from:
Net investment income	(0.08)		(0.11)	(0.26)
Net realized gains	(0.00	)(c)	-	-

Total distributions	(0.08)		(0.11)	(0.26)

Transaction fees(b)	0.03		0.04	0.09

Net asset value at end of period	$25.27		$25.37	$25.31

Market price at end of period(d)	$25.30		$25.44	$25.40

Net Asset Value Total Return(e)	(0.06)%		0.66%	2.30	%(f)
Market Price Total Return(e)	(0.22)%		0.58%	2.65	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$80,867		$53,278	$27,844
Ratio to average net assets of:
Expenses	0.18%		0.18%	0.18	%(g)
Net investment income	0.47%		0.41%	1.02	%(g)
Portfolio turnover rate(h)	61%		1%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 2.38%. The market price total return from Fund Inception to August 31, 2020 was 2.65%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

325

Financial Highlights–(continued)

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

	Years Ended August 31,		For the Period September 23, 2019(a) Through August 31,
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.61	$25.47	$25.00

Net investment income(b)	0.19	0.14	0.26
Net realized and unrealized gain (loss) on investments	(0.70)	0.09	0.47

Total from investment operations	(0.51)	0.23	0.73

Distributions to shareholders from:
Net investment income	(0.14)	(0.14)	(0.26)

Transaction fees(b)	0.08	0.05	-

Net asset value at end of period	$25.04	$25.61	$25.47

Market price at end of period(c)	$25.10	$25.69	$25.53

Net Asset Value Total Return(d)	(1.70)%	1.12%	2.94	%(e)
Market Price Total Return(d)	(1.77)%	1.19%	3.18	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$95,145	$35,860	$15,284
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18	%(f)
Net investment income	0.74%	0.55%	1.08	%(f)
Portfolio turnover rate(g)	4%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.03%. The market price total return from Fund Inception to August 31, 2020 was 3.14%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

326

Financial Highlights–(continued)

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

	Years Ended August 31,		For the Period September 23, 2019(a) Through August 31,
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.79	$25.52	$25.00

Net investment income(b)	0.22	0.17	0.30
Net realized and unrealized gain (loss) on investments	(1.17)	0.22	0.52

Total from investment operations	(0.95)	0.39	0.82

Distributions to shareholders from:
Net investment income	(0.15)	(0.18)	(0.30)

Transaction fees(b)	0.07	0.06	-

Net asset value at end of period	$24.76	$25.79	$25.52

Market price at end of period(c)	$24.83	$25.87	$25.62

Net Asset Value Total Return(d)	(3.40)%	1.77%	3.30	%(e)
Market Price Total Return(d)	(3.43)%	1.69%	3.71	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$94,086	$36,106	$12,762
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18	%(f)
Net investment income	0.90%	0.67%	1.26	%(f)
Portfolio turnover rate(g)	1%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.30%. The market price total return from Fund Inception to August 31, 2020 was 3.71%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

327

Financial Highlights–(continued)

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

	Years Ended August 31,		For the Period September 23, 2019(a) Through August 31,
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$26.02	$25.71	$25.00

Net investment income(b)	0.24	0.22	0.33
Net realized and unrealized gain (loss) on investments	(1.73)	0.25	0.71

Total from investment operations	(1.49)	0.47	1.04

Distributions to shareholders from:
Net investment income	(0.22)	(0.23)	(0.33)

Transaction fees(b)	0.05	0.07	-

Net asset value at end of period	$24.36	$26.02	$25.71

Market price at end of period(c)	$24.40	$26.08	$25.78

Net Asset Value Total Return(d)	(5.56)%	2.12%	4.19	%(e)
Market Price Total Return(d)	(5.62)%	2.08%	4.48	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$75,530	$39,032	$10,282
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18	%(f)
Net investment income	0.97%	0.84%	1.39	%(f)
Portfolio turnover rate(g)	2%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.19%. The market price total return from Fund Inception to August 31, 2020 was 4.44%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

328

Financial Highlights–(continued)

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

	Years Ended August 31,		For the Period September 23, 2019(a) Through August 31,
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.99	$25.48	$25.00

Net investment income(b)	0.33	0.31	0.40
Net realized and unrealized gain (loss) on investments	(2.48)	0.49	0.48

Total from investment operations	(2.15)	0.80	0.88

Distributions to shareholders from:
Net investment income	(0.30)	(0.32)	(0.40)

Transaction fees(b)	0.04	0.03	-

Net asset value at end of period	$23.58	$25.99	$25.48

Market price at end of period(c)	$23.61	$26.07	$25.54

Net Asset Value Total Return(d)	(8.16)%	3.27%	3.58	%(e)
Market Price Total Return(d)	(8.32)%	3.34%	3.83	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$42,441	$23,391	$12,740
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18	%(f)
Net investment income	1.36%	1.22%	1.70	%(f)
Portfolio turnover rate(g)	11%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.58%. The market price total return from Fund Inception to August 31, 2020 was 4.20%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

329

Financial Highlights–(continued)

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

	Years Ended August 31,		For the Period September 23, 2019(a) Through August 31,
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.91	$25.34	$25.00

Net investment income(b)	0.30	0.26	0.37
Net realized and unrealized gain (loss) on investments	(2.40)	0.57	0.26

Total from investment operations	(2.10)	0.83	0.63

Distributions to shareholders from:
Net investment income	(0.28)	(0.27)	(0.36)
Return of capital	-	-	(0.04)

Total distributions	(0.28)	(0.27)	(0.40)

Transaction fees(b)	0.03	0.01	0.11

Net asset value at end of period	$23.56	$25.91	$25.34

Market price at end of period(c)	$23.58	$25.95	$25.42

Net Asset Value Total Return(d)	(8.03)%	3.32%	3.02	%(e)
Market Price Total Return(d)	(8.09)%	3.15%	3.34	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$25,919	$18,140	$15,204
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18	%(f)
Net investment income	1.23%	1.03%	1.58	%(f)
Portfolio turnover rate(g)	9%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.02%. The market price total return from Fund Inception to August 31, 2020 was 3.46%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

330

Financial Highlights–(continued)

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

	Years Ended August 31,		For the Period September 23, 2019(a) Through August 31,
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$26.31	$25.70	$25.00

Net investment income(b)	0.34	0.38	0.43
Net realized and unrealized gain (loss) on investments	(3.03)	0.55	0.69

Total from investment operations	(2.69)	0.93	1.12

Distributions to shareholders from:
Net investment income	(0.33)	(0.40)	(0.42)
Net realized gains	(0.03)	-	-

Total distributions	(0.36)	(0.40)	(0.42)

Transaction fees(b)	0.01	0.08	-

Net asset value at end of period	$23.27	$26.31	$25.70

Market price at end of period(c)	$23.27	$26.36	$25.76

Net Asset Value Total Return(d)	(10.23)%	3.95%	4.56	%(e)
Market Price Total Return(d)	(10.41)%	3.91%	4.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$20,942	$18,419	$5,141
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18	%(f)
Net investment income	1.36%	1.45%	1.80	%(f)
Portfolio turnover rate(g)	6%	4%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.48%. The market price total return from Fund Inception to August 31, 2020 was 4.68%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

331

Financial Highlights–(continued)

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

	Years Ended August 31,		For the Period September 23, 2019(a) Through August 31,
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$26.18	$25.67	$25.00

Net investment income(b)	0.36	0.36	0.44
Net realized and unrealized gain (loss) on investments	(3.31)	0.47	0.67

Total from investment operations	(2.95)	0.83	1.11

Distributions to shareholders from:
Net investment income	(0.36)	(0.39)	(0.44)

Transaction fees(b)	0.02	0.07	-

Net asset value at end of period	$22.89	$26.18	$25.67

Market price at end of period(c)	$22.91	$26.24	$25.70

Net Asset Value Total Return(d)	(11.28)%	3.52%	4.52	%(e)
Market Price Total Return(d)	(11.41)%	3.63%	4.64	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$18,314	$15,711	$5,133
Ratio to average net assets of:
Expenses	0.18%	0.18%	0.18	%(f)
Net investment income	1.48%	1.40%	1.88	%(f)
Portfolio turnover rate(g)	13%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.60%. The market price total return from Fund Inception to August 31, 2020 was 4.68%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

332

Financial Highlights–(continued)

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)

	Year Ended August 31,	For the Period September 14, 2020(a) Through August 31,
	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.61	$25.00

Net investment income(b)	0.44	0.37
Net realized and unrealized gain (loss) on investments	(4.01)	0.59

Total from investment operations	(3.57)	0.96

Distributions to shareholders from:
Net investment income	(0.41)	(0.35)

Transaction fees(b)	0.08	-

Net asset value at end of period	$21.71	$25.61

Market price at end of period(c)	$21.72	$25.69

Net Asset Value Total Return(d)	(13.72)%	3.87	%(e)
Market Price Total Return(d)	(13.95)%	4.19	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$23,878	$7,684
Ratio to average net assets of:
Expenses	0.18%	0.18	%(f)
Net investment income	1.89%	1.52	%(f)
Portfolio turnover rate(g)	28%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 16, 2020, the first day of trading on the exchange) to August 31, 2021 was 4.04%. The market price total return from Fund Inception to August 31, 2021 was 4.23%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

333

Financial Highlights–(continued)

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)

	For the Period September 13, 2021(a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.41
Net realized and unrealized gain (loss) on investments	(4.37)

Total from investment operations	(3.96)

Distributions to shareholders from:
Net investment income	(0.38)

Transaction fees(b)	0.06

Net asset value at end of period	$20.72

Market price at end of period(c)	$20.70

Net Asset Value Total Return(d)	(15.72	)%(e)
Market Price Total Return(d)	(15.80	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,433
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	1.93	%(f)
Portfolio turnover rate(g)	52%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 15, 2021, the first day of trading on the exchange) to August 31, 2022 was (15.51)%. The market price total return from Fund Inception to August 31, 2022 was (15.86)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

334

Financial Highlights–(continued)

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

	Years Ended August 31,			For the Period October 2, 2018(a) Through August 31,
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$25.69	$25.83	$25.91	$25.00

Net investment income(b)	0.38	0.63	1.04	0.95
Net realized and unrealized gain (loss) on investments	(1.76)	(0.03)	(0.03)	0.92

Total from investment operations	(1.38)	0.60	1.01	1.87

Distributions to shareholders from:
Net investment income	(0.34)	(0.74)	(1.04)	(0.96)
Net realized gains	-	-	(0.05)	-

Total distributions	(0.34)	(0.74)	(1.09)	(0.96)

Net asset value at end of period	$23.97	$25.69	$25.83	$25.91

Market price at end of period(c)	$23.94	$25.71	$25.90	$25.95

Net Asset Value Total Return(d)	(5.43)%	2.35%	4.01%	7.63	%(e)
Market Price Total Return(d)	(5.62)%	2.14%	4.14%	7.79	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$16,776	$38,537	$10,334	$10,365
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.32	%(f)
Net investment income	1.54%	2.44%	4.03%	4.11	%(f)
Portfolio turnover rate(g)	8%	27%	7%	15%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the Exchange) to August 31, 2019 was 8.41%. The market price total return from Fund Inception to August 31, 2019 was 8.45%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

335

Financial Highlights–(continued)

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

	Years Ended August 31,			For the Period October 2, 2018(a) Through August 31,
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$26.19	$26.06	$26.17	$25.00

Net investment income(b)	0.53	0.68	1.03	0.98
Net realized and unrealized gain (loss) on investments	(2.90)	0.23	(0.01)	1.17

Total from investment operations	(2.37)	0.91	1.02	2.15

Distributions to shareholders from:
Net investment income	(0.53)	(0.78)	(1.03)	(0.98)
Net realized gains	-	-	(0.10)	-

Total distributions	(0.53)	(0.78)	(1.13)	(0.98)

Net asset value at end of period	$23.29	$26.19	$26.06	$26.17

Market price at end of period(c)	$23.25	$26.23	$26.13	$26.19

Net Asset Value Total Return(d)	(9.14)%	3.55%	4.05%	8.79	%(e)
Market Price Total Return(d)	(9.43)%	3.42%	4.25%	8.87	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$32,602	$31,425	$10,426	$10,466
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.32	%(f)
Net investment income	2.16%	2.60%	3.97%	4.24	%(f)
Portfolio turnover rate(g)	15%	19%	11%	16%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the Exchange) to August 31, 2019 was 9.68%. The market price total return from Fund Inception to August 31, 2019 was 9.57%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

336

Financial Highlights–(continued)

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

	Years Ended August 31,			For the Period October 2, 2018(a) Through August 31,
	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$26.27	$25.99	$26.44	$25.00

Net investment income(b)	0.79	0.81	1.01	1.05
Net realized and unrealized gain (loss) on investments	(2.10)	0.29	(0.41)	1.46

Total from investment operations	(1.31)	1.10	0.60	2.51

Distributions to shareholders from:
Net investment income	(0.78)	(0.82)	(1.02)	(1.07)
Net realized gains	-	-	(0.10)	-

Total distributions	(0.78)	(0.82)	(1.12)	(1.07)

Transaction fees(b)	-	-	0.07	-

Net asset value at end of period	$24.18	$26.27	$25.99	$26.44

Market price at end of period(c)	$24.17	$26.28	$26.05	$26.53

Net Asset Value Total Return(d)	(5.05)%	4.31%	2.65%	10.29	%(e)
Market Price Total Return(d)	(5.13)%	4.11%	2.57%	10.66	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$41,102	$23,644	$15,592	$10,575
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.32	%(f)
Net investment income	3.17%	3.11%	3.91%	4.52	%(f)
Portfolio turnover rate(g)	15%	22%	39%	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the Exchange) to August 31, 2019 was 11.26%. The market price total return from Fund Inception to August 31, 2019 was 11.46%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

337

Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)	“BulletShares 2022 Corporate Bond ETF”

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	“BulletShares 2023 Corporate Bond ETF”

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	“BulletShares 2024 Corporate Bond ETF”

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	“BulletShares 2025 Corporate Bond ETF”

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)	“BulletShares 2026 Corporate Bond ETF”

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	“BulletShares 2027 Corporate Bond ETF”

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)	“BulletShares 2028 Corporate Bond ETF”

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)	“BulletShares 2029 Corporate Bond ETF”

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)	“BulletShares 2030 Corporate Bond ETF”

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)	“BulletShares 2031 Corporate Bond ETF”

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)	“BulletShares 2022 High Yield Corporate Bond ETF”

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)	“BulletShares 2023 High Yield Corporate Bond ETF”

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	“BulletShares 2024 High Yield Corporate Bond ETF”

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)	“BulletShares 2025 High Yield Corporate Bond ETF”

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)	“BulletShares 2026 High Yield Corporate Bond ETF”

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)	“BulletShares 2027 High Yield Corporate Bond ETF”

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)	“BulletShares 2028 High Yield Corporate Bond ETF”

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)	“BulletShares 2029 High Yield Corporate Bond ETF”

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)	“BulletShares 2022 Municipal Bond ETF”

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)	“BulletShares 2023 Municipal Bond ETF”

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)	“BulletShares 2024 Municipal Bond ETF”

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)	“BulletShares 2025 Municipal Bond ETF”

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)	“BulletShares 2026 Municipal Bond ETF”

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)	“BulletShares 2027 Municipal Bond ETF”

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)	“BulletShares 2028 Municipal Bond ETF”

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)	“BulletShares 2029 Municipal Bond ETF”

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)	“BulletShares 2030 Municipal Bond ETF”

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)	“BulletShares 2031 Municipal Bond ETF”

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)	“BulletShares 2022 USD Emerging Markets Debt ETF”

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)	“BulletShares 2023 USD Emerging Markets Debt ETF”

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)	“BulletShares 2024 USD Emerging Markets Debt ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

BulletShares 2022 Corporate Bond ETF, BulletShares 2022 High Yield Corporate Bond ETF, BulletShares 2022 Municipal Bond ETF and BulletShares 2022 USD Emerging Markets Debt ETF will terminate on or about December 15, 2022. In connection with the termination of the Funds, each Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any of its liabilities. The Funds do not seek to distribute any predetermined amount of cash at maturity.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of each Fund (except for BulletShares 2022 Municipal Bond ETF, BulletShares 2023 Municipal Bond ETF, BulletShares 2024 Municipal Bond ETF, BulletShares 2025 Municipal Bond ETF, BulletShares 2026 Municipal Bond ETF, BulletShares 2027 Municipal Bond ETF, BulletShares 2028 Municipal Bond ETF, BulletShares 2029 Municipal Bond ETF, BulletShares 2030 Municipal Bond ETF and BulletShares 2031 Municipal Bond ETF) are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of BulletShares 2022 Municipal

338

Bond ETF, BulletShares 2023 Municipal Bond ETF, BulletShares 2024 Municipal Bond ETF, BulletShares 2025 Municipal Bond ETF, BulletShares 2026 Municipal Bond ETF, BulletShares 2027 Municipal Bond ETF, BulletShares 2028 Municipal Bond ETF, BulletShares 2029 Municipal Bond ETF, BulletShares 2030 Municipal Bond ETF and BulletShares 2031 Municipal Bond ETF are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

BulletShares 2022 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2022 Index

BulletShares 2023 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2023 Index

BulletShares 2024 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2024 Index

BulletShares 2025 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2025 Index

BulletShares 2026 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2026 Index

BulletShares 2027 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2027 Index

BulletShares 2028 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2028 Index

BulletShares 2029 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2029 Index

BulletShares 2030 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2030 Index

BulletShares 2031 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2031 Index

BulletShares 2022 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index

BulletShares 2023 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index

BulletShares 2024 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index

BulletShares 2025 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index

BulletShares 2026 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index

BulletShares 2027 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index

BulletShares 2028 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2028 Index

BulletShares 2029 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2029 Index

BulletShares 2022 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2022 Index

BulletShares 2023 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2023 Index

BulletShares 2024 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2024 Index

BulletShares 2025 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2025 Index

BulletShares 2026 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2026 Index

BulletShares 2027 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2027 Index

BulletShares 2028 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2028 Index

BulletShares 2029 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2029 Index

BulletShares 2030 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2030 Index

BulletShares 2031 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2031 Index

BulletShares 2022 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index

BulletShares 2023 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index

BulletShares 2024 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded

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options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

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F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, there were no affiliated transactions with Invesco.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are

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translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Changing Global Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. In recent years, the FRB and certain foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate and equivalent foreign rates. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing, before implementing several rounds of rate increases in 2022. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB and foreign central banks or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in FRB or foreign central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase a Fund’s portfolio turnover rate and transaction costs.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign

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investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging markets securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Emerging Markets Sovereign Debt Risk. For certain Funds, government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Funds may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including,

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but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in each Fund, even beyond any direct investment exposure each Fund may have to Russian issuers or the adjoining geographic regions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Municipal Securities Risk. Certain Funds invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because certain Funds issue and redeem Creation Units principally for cash, such Funds will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. If a Fund is non-diversified and therefore can invest a greater portion of its respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Investment Grade Securities Risk. Non-investment grade securities (commonly known as “junk bonds”) and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, a Fund may incur additional expenses to seek recovery.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

U.S. Government Obligations Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a

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U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

BulletShares 2022 Corporate Bond ETF	0.10%

BulletShares 2023 Corporate Bond ETF	0.10%

BulletShares 2024 Corporate Bond ETF	0.10%

BulletShares 2025 Corporate Bond ETF	0.10%

BulletShares 2026 Corporate Bond ETF	0.10%

BulletShares 2027 Corporate Bond ETF	0.10%

BulletShares 2028 Corporate Bond ETF	0.10%

BulletShares 2029 Corporate Bond ETF	0.10%

BulletShares 2030 Corporate Bond ETF	0.10%

BulletShares 2031 Corporate Bond ETF	0.10%

BulletShares 2022 High Yield Corporate Bond ETF	0.42%

BulletShares 2023 High Yield Corporate Bond ETF	0.42%

BulletShares 2024 High Yield Corporate Bond ETF	0.42%

BulletShares 2025 High Yield Corporate Bond ETF	0.42%

BulletShares 2026 High Yield Corporate Bond ETF	0.42%

BulletShares 2027 High Yield Corporate Bond ETF	0.42%

BulletShares 2028 High Yield Corporate Bond ETF	0.42%

BulletShares 2029 High Yield Corporate Bond ETF	0.42%

BulletShares 2022 Municipal Bond ETF	0.18%

BulletShares 2023 Municipal Bond ETF	0.18%

BulletShares 2024 Municipal Bond ETF	0.18%

BulletShares 2025 Municipal Bond ETF	0.18%

BulletShares 2026 Municipal Bond ETF	0.18%

BulletShares 2027 Municipal Bond ETF	0.18%

BulletShares 2028 Municipal Bond ETF	0.18%

BulletShares 2029 Municipal Bond ETF	0.18%

BulletShares 2030 Municipal Bond ETF	0.18%

BulletShares 2031 Municipal Bond ETF	0.18%

BulletShares 2022 USD Emerging Markets Debt ETF	0.29%

BulletShares 2023 USD Emerging Markets Debt ETF	0.29%

BulletShares 2024 USD Emerging Markets Debt ETF	0.29%

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Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2022, the Adviser waived fees for each Fund in the following amounts:

BulletShares 2022 Corporate Bond ETF	$67,975

BulletShares 2023 Corporate Bond ETF	8,351

BulletShares 2024 Corporate Bond ETF	8,371

BulletShares 2025 Corporate Bond ETF	3,181

BulletShares 2026 Corporate Bond ETF	2,167

BulletShares 2027 Corporate Bond ETF	343

BulletShares 2028 Corporate Bond ETF	356

BulletShares 2029 Corporate Bond ETF	265

BulletShares 2030 Corporate Bond ETF	160

BulletShares 2031 Corporate Bond ETF*	61

BulletShares 2022 High Yield Corporate Bond ETF	18,739

BulletShares 2023 High Yield Corporate Bond ETF	5,010

BulletShares 2024 High Yield Corporate Bond ETF	2,638

BulletShares 2025 High Yield Corporate Bond ETF	2,027

BulletShares 2026 High Yield Corporate Bond ETF	1,053

BulletShares 2027 High Yield Corporate Bond ETF	183

BulletShares 2028 High Yield Corporate Bond ETF	102

BulletShares 2029 High Yield Corporate Bond ETF*	42

BulletShares 2022 Municipal Bond ETF	-

BulletShares 2023 Municipal Bond ETF	-

BulletShares 2024 Municipal Bond ETF	-

BulletShares 2025 Municipal Bond ETF	-

BulletShares 2026 Municipal Bond ETF	-

BulletShares 2027 Municipal Bond ETF	-

BulletShares 2028 Municipal Bond ETF	-

BulletShares 2029 Municipal Bond ETF	-

BulletShares 2030 Municipal Bond ETF	-

BulletShares 2031 Municipal Bond ETF*	-

BulletShares 2022 USD Emerging Markets Debt ETF	1,118

BulletShares 2023 USD Emerging Markets Debt ETF	66

BulletShares 2024 USD Emerging Markets Debt ETF	61

*	For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).

“Nasdaq” is a trademark of The Nasdaq OMX Group, Inc. and has been licensed for use in the name of each Underlying Index by the Licensor. “BulletShares®” and the name of each Underlying Index are trademarks of the Licensor and have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

347

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s current price, as provided for in these procedures.

For the fiscal year ended August 31, 2022, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

BulletShares 2022 Corporate Bond ETF	$16,113,763	$91,941,100	$(720,910)

BulletShares 2023 Corporate Bond ETF	49,650,766	19,808,378	(234,237)

BulletShares 2024 Corporate Bond ETF	84,487,789	6,928,883	(269,028)

BulletShares 2025 Corporate Bond ETF	21,462,294	307,260	(34,104)

BulletShares 2026 Corporate Bond ETF	19,091,487	213,919	(18,141)

BulletShares 2028 Corporate Bond ETF	2,617,191	-	-

BulletShares 2029 Corporate Bond ETF	1,775,471	-	-

BulletShares 2030 Corporate Bond ETF	307,260	-	-

BulletShares 2031 Corporate Bond ETF**	213,919	-	-

BulletShares 2022 High Yield Corporate Bond ETF	40,034,858	82,354,536	(1,444,162)

BulletShares 2023 High Yield Corporate Bond ETF	43,102,174	39,434,944	(217,586)

BulletShares 2024 High Yield Corporate Bond ETF	9,606,142	12,816,904	7,498

BulletShares 2025 High Yield Corporate Bond ETF	24,373,253	42,292,357	(79,823)

BulletShares 2026 High Yield Corporate Bond ETF	6,401,667	15,448,755	74,192

BulletShares 2027 High Yield Corporate Bond ETF	3,338,704	3,898,123	22,272

BulletShares 2028 High Yield Corporate Bond ETF	1,788,032	1,906,721	29,776

BulletShares 2029 High Yield Corporate Bond ETF**	623,888	165,910	716

BulletShares 2023 Municipal Bond ETF	133,664	-	-

BulletShares 2024 Municipal Bond ETF	319,206	158,801	(1,300)

BulletShares 2025 Municipal Bond ETF	-	585,585	(23,454)

BulletShares 2026 Municipal Bond ETF	-	70,747	(3,628)

BulletShares 2029 Municipal Bond ETF	70,747	-	-

BulletShares 2030 Municipal Bond ETF	75,254	-	-

BulletShares 2031 Municipal Bond ETF**	216,263	-	-

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.
**	For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.

Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022, for each Fund (except for BulletShares 2022 Municipal Bond ETF, BulletShares 2023 Municipal Bond ETF, BulletShares 2024 Municipal Bond ETF, BulletShares 2025 Municipal Bond ETF, BulletShares 2026 Municipal Bond ETF, BulletShares 2027 Municipal Bond ETF, BulletShares 2028 Municipal

348

Bond ETF, BulletShares 2029 Municipal Bond ETF, BulletShares 2030 Municipal Bond ETF, BulletShares 2031 Municipal Bond ETF and BulletShares 2024 USD Emerging Markets Debt ETF). As of August 31, 2022, all of the securities in BulletShares 2022 Municipal Bond ETF, BulletShares 2023 Municipal Bond ETF, BulletShares 2024 Municipal Bond ETF, BulletShares 2025 Municipal Bond ETF, BulletShares 2026 Municipal Bond ETF, BulletShares 2027 Municipal Bond ETF, BulletShares 2028 Municipal Bond ETF, BulletShares 2029 Municipal Bond ETF, BulletShares 2030 Municipal Bond ETF, BulletShares 2031 Municipal Bond ETF and BulletShares 2024 USD Emerging Markets Debt ETF were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

BulletShares 2022 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,228,953,876	$-	$1,228,953,876

U.S. Treasury Securities	-	588,187,519	-	588,187,519

Money Market Funds	13,104,346	-	-	13,104,346

Total Investments	$13,104,346	$1,817,141,395	$-	$1,830,245,741

BulletShares 2023 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$2,447,016,063	$-	$2,447,016,063

Money Market Funds	23,958,894	73,429,223	-	97,388,117

Total Investments	$23,958,894	$2,520,445,286	$-	$2,544,404,180

BulletShares 2024 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$3,265,156,747	$-	$3,265,156,747

Money Market Funds	6,400,109	104,126,635	-	110,526,744

Total Investments	$6,400,109	$3,369,283,382	$-	$3,375,683,491

BulletShares 2025 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,643,114,187	$-	$1,643,114,187

Money Market Funds	6,647,174	143,530,817	-	150,177,991

Total Investments	$6,647,174	$1,786,645,004	$-	$1,793,292,178

BulletShares 2026 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,166,202,720	$-	$1,166,202,720

Money Market Funds	2,406,597	88,404,023	-	90,810,620

Total Investments	$2,406,597	$1,254,606,743	$-	$1,257,013,340

BulletShares 2027 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$474,688,642	$-	$474,688,642

Money Market Funds	365,182	96,591,481	-	96,956,663

Total Investments	$365,182	$571,280,123	$-	$571,645,305

BulletShares 2028 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$270,231,432	$-	$270,231,432

Money Market Funds	390,263	53,014,308	-	53,404,571

Total Investments	$390,263	$323,245,740	$-	$323,636,003

BulletShares 2029 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$126,779,403	$-	$126,779,403

Money Market Funds	226,758	11,115,180	-	11,341,938

Total Investments	$226,758	$137,894,583	$-	$138,121,341

349

	Level 1	Level 2	Level 3	Total

BulletShares 2030 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$100,376,124	$-	$100,376,124

Money Market Funds	163,411	6,381,757	-	6,545,168

Total Investments	$163,411	$106,757,881	$-	$106,921,292

BulletShares 2031 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$38,914,732	$-	$38,914,732

Money Market Funds	15,756	428,861	-	444,617

Total Investments	$15,756	$39,343,593	$-	$39,359,349

BulletShares 2022 High Yield Corporate Bond ETF

Investments in Securities

U.S. Treasury Securities	$-	$311,192,665	$-	$311,192,665

U.S. Dollar Denominated Bonds & Notes	-	209,777,229	-	209,777,229

Money Market Funds	51,784,046	-	-	51,784,046

Total Investments	$51,784,046	$520,969,894	$-	$572,753,940

BulletShares 2023 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$678,689,833	$-	$678,689,833

Money Market Funds	6,403,300	78,312,062	-	84,715,362

Total Investments	$6,403,300	$757,001,895	$-	$763,405,195

BulletShares 2024 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$462,109,865	$-	$462,109,865

Money Market Funds	11,622,921	64,647,280	-	76,270,201

Total Investments	$11,622,921	$526,757,145	$-	$538,380,066

BulletShares 2025 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$390,222,266	$-	$390,222,266

Money Market Funds	2,799,487	51,379,264	-	54,178,751

Total Investments	$2,799,487	$441,601,530	$-	$444,401,017

BulletShares 2026 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$185,402,145	$-	$185,402,145

Variable Rate Senior Loan Interests	-	-	1,887	1,887

Money Market Funds	2,342,072	30,096,725	-	32,438,797

Total Investments	$2,342,072	$215,498,870	$1,887	$217,842,829

BulletShares 2027 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$44,388,396	$-	$44,388,396

Money Market Funds	251,169	5,165,541	-	5,416,710

Total Investments	$251,169	$49,553,937	$-	$49,805,106

BulletShares 2028 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$22,835,553	$-	$22,835,553

Money Market Funds	145,115	1,715,279	-	1,860,394

Total Investments	$145,115	$24,550,832	$-	$24,695,947

BulletShares 2029 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$8,024,720	$-	$8,024,720

Money Market Funds	25,686	193,462	-	219,148

Total Investments	$25,686	$8,218,182	$-	$8,243,868

350

	Level 1	Level 2	Level 3	Total

BulletShares 2022 USD Emerging Markets Debt ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$6,116,547	$0	$6,116,547

Money Market Funds	9,515,877	-	-	9,515,877

Other Investments - Assets

Investments Matured	-	-	0	-

Total Investments	$9,515,877	$6,116,547	$0	$15,632,424

BulletShares 2023 USD Emerging Markets Debt ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$32,196,171	$0	$32,196,171

Money Market Funds	123,832	-	-	123,832

Total Investments	123,832	32,196,171	0	32,320,003

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022			2021

	Ordinary Income*	Ordinary Income-Tax- Exempt	Long-Term Capital Gains	Ordinary Income*	Ordinary Income-Tax- Exempt	Long-Term Capital Gains
BulletShares 2022 Corporate Bond ETF	$32,853,616	$-	$4,336,516	$40,608,701	$-	$5,660,298

BulletShares 2023 Corporate Bond ETF	31,644,867	-	6,142,758	29,870,427	-	214,830

BulletShares 2024 Corporate Bond ETF	43,331,147	-	2,618,440	26,533,077	-	131,468

BulletShares 2025 Corporate Bond ETF	24,981,228	-	1,372,404	16,430,389	-	-

BulletShares 2026 Corporate Bond ETF	17,859,386	-	34,029	8,335,193	-	11,699

BulletShares 2027 Corporate Bond ETF	9,108,169	-	109,020	6,317,457	-	-

BulletShares 2028 Corporate Bond ETF	5,339,905	-	52,236	4,421,688	-	1,431

BulletShares 2029 Corporate Bond ETF	2,850,516	-	10,988	1,573,383	-	-

BulletShares 2030 Corporate Bond ETF	1,543,157	-	-	321,891	-	-

BulletShares 2031 Corporate Bond ETF**	497,473	-	-	-	-	-

BulletShares 2022 High Yield Corporate Bond ETF	21,043,680	-	-	28,853,162	-	-

BulletShares 2023 High Yield Corporate Bond ETF	24,466,310	-	-	20,999,182	-	-

BulletShares 2024 High Yield Corporate Bond ETF	18,591,105	-	-	10,965,021	-	-

BulletShares 2025 High Yield Corporate Bond ETF	15,661,665	-	-	9,582,533	-	-

BulletShares 2026 High Yield Corporate Bond ETF	7,842,075	-	-	3,368,135	-	-

BulletShares 2027 High Yield Corporate Bond ETF	2,269,838	-	21,609	1,108,627	-	-

BulletShares 2028 High Yield Corporate Bond ETF	1,017,390	-	-	401,200	-	-

BulletShares 2029 High Yield Corporate Bond ETF**	414,289	-	-	-	-	-

BulletShares 2022 Municipal Bond ETF	-	222,363	1,370	-	182,862	118

BulletShares 2023 Municipal Bond ETF	141	303,013	-	-	145,216	-

BulletShares 2024 Municipal Bond ETF	758	354,133	-	-	167,869	-

BulletShares 2025 Municipal Bond ETF	264	492,988	-	649	212,500	-

BulletShares 2026 Municipal Bond ETF	835	387,661	-	50	246,028	-

BulletShares 2027 Municipal Bond ETF	3,214	237,740	-	-	177,044	-

BulletShares 2028 Municipal Bond ETF	20,070	272,817	3,433	-	145,891	-

BulletShares 2029 Municipal Bond ETF	141	250,360	-	-	130,877	-

BulletShares 2030 Municipal Bond ETF	334	226,547	-	-	84,091	-

BulletShares 2031 Municipal Bond ETF**	219	153,405	-	-	-	-

BulletShares 2022 USD Emerging Markets Debt ETF	522,299	-	-	579,190	-	-

BulletShares 2023 USD Emerging Markets Debt ETF	737,419	-	-	544,840	-	-

BulletShares 2024 USD Emerging Markets Debt ETF	987,367	-	-	576,659	-	-

*	Includes short-term capital gain distributions, if any.
**	For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

351

    Tax Components of Net Assets at Fiscal Year-end:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
BulletShares 2022 Corporate Bond ETF	$2,197,398	$-	$-	$(9,733,921)	$-	$-	$(1,818,666)	$1,854,826,750	$1,845,471,561
BulletShares 2023 Corporate Bond ETF	129,433	-	-	(36,357,285)	-	-	(1,209,013)	2,525,767,945	$2,488,331,080
BulletShares 2024 Corporate Bond ETF	-	-	-	(88,380,555)	-	-	(4,662,041)	3,392,518,123	$3,299,475,527
BulletShares 2025 Corporate Bond ETF	-	-	-	(75,257,626)	-	(1,859,171)	-	1,741,515,123	$1,664,398,326
BulletShares 2026 Corporate Bond ETF	16,520	-	-	(71,916,034)	-	(1,134,240)	-	1,251,488,430	$1,178,454,676
BulletShares 2027 Corporate Bond ETF	38,996	143,145	-	(38,111,497)	-	-	-	517,455,918	$479,526,562
BulletShares 2028 Corporate Bond ETF	17,805	-	-	(31,022,963)	-	-	(430,695)	304,890,194	$273,454,341
BulletShares 2029 Corporate Bond ETF	5,297	-	-	(19,804,925)	-	(141,083)	-	148,402,248	$128,461,537
BulletShares 2030 Corporate Bond ETF	53,222	-	-	(12,440,921)	-	(191,024)	-	113,943,491	$101,364,768
BulletShares 2031 Corporate Bond ETF	3,442	-	-	(4,110,518)	-	(11,528)	-	43,387,217	$39,268,613
BulletShares 2022 High Yield Corporate Bond ETF	467,098	-	-	(12,680,961)	-	(58,076,784)	-	646,033,211	$575,742,564

352

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
BulletShares 2023 High Yield Corporate Bond ETF	$739,346	$-	$-	$(29,948,078)	$-	$ (30,985,714)	$-	$756,821,362	$696,626,916
BulletShares 2024 High Yield Corporate Bond ETF	378,838	-	-	(26,351,030)	-	(25,769,076)	-	533,523,029	$481,781,761
BulletShares 2025 High Yield Corporate Bond ETF	108,352	-	-	(22,831,539)	-	(7,874,520)	-	430,983,934	$400,386,227
BulletShares 2026 High Yield Corporate Bond ETF	60,728	-	-	(16,718,698)	-	(3,598,396)	-	211,085,216	$190,828,850
BulletShares 2027 High Yield Corporate Bond ETF	-	-	-	(5,322,600)	-	(960,698)	-	51,663,595	$45,380,297
BulletShares 2028 High Yield Corporate Bond ETF	12,102	-	-	(3,149,628)	-	(55,102)	-	26,511,783	$23,319,155
BulletShares 2029 High Yield Corporate Bond ETF	-	-	-	(1,471,881)	-	(46,563)	-	9,700,474	$8,182,030
BulletShares 2022 Municipal Bond ETF	-	-	92,087	(203,390)	-	(30,477)	-	81,008,636	$80,866,856
BulletShares 2023 Municipal Bond ETF	-	-	67,895	(964,507)	-	(1,529)	-	96,043,457	$95,145,316

353

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
BulletShares 2024 Municipal Bond ETF	$-	$-	$112,616	$(1,670,173)	$-	$(9,713)	$-	$95,653,047	$94,085,777
BulletShares 2025 Municipal Bond ETF	-	-	12,196	(2,706,219)	-	(39,891)	-	78,264,286	$75,530,372
BulletShares 2026 Municipal Bond ETF	-	-	39,426	(2,031,731)	-	(213,595)	-	44,646,910	$42,441,010
BulletShares 2027 Municipal Bond ETF	-	-	13,044	(1,504,464)	-	-	-	27,410,085	$25,918,665
BulletShares 2028 Municipal Bond ETF	-	-	-	(1,976,722)	-	(194,358)	-	23,112,801	$20,941,721
BulletShares 2029 Municipal Bond ETF	-	-	2,262	(1,717,747)	-	(347,797)	-	20,377,451	$18,314,169
BulletShares 2030 Municipal Bond ETF	-	-	10,435	(1,396,553)	-	(683,550)	-	25,947,916	$23,878,248
BulletShares 2031 Municipal Bond ETF	-	-	3,993	(818,669)	-	(832,344)	-	14,080,100	$12,433,080
BulletShares 2022 USD Emerging Markets Debt ETF	20,527	-	-	(1,687,688)	-	(1,046,136)	-	19,488,883	$16,775,586
BulletShares 2023 USD Emerging Markets Debt ETF	11,587	-	-	(1,265,569)	-	(2,279,929)	-	36,136,181	$32,602,270
BulletShares 2024 USD Emerging Markets Debt ETF	22,678	-	-	(982,156)	(14)	(1,006,912)	-	43,068,624	$41,102,220

354

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*
BulletShares 2022 Corporate Bond ETF	$-	$-	$-

BulletShares 2023 Corporate Bond ETF	-	-	-

BulletShares 2024 Corporate Bond ETF	-	-	-

BulletShares 2025 Corporate Bond ETF	1,767,059	92,112	1,859,171

BulletShares 2026 Corporate Bond ETF	1,131,013	3,227	1,134,240

BulletShares 2027 Corporate Bond ETF	-	-	-

BulletShares 2028 Corporate Bond ETF	-	-	-

BulletShares 2029 Corporate Bond ETF	32,710	108,373	141,083

BulletShares 2030 Corporate Bond ETF	165,539	25,485	191,024

BulletShares 2031 Corporate Bond ETF	11,528	-	11,528

BulletShares 2022 High Yield Corporate Bond ETF	28,703,080	29,373,704	58,076,784

BulletShares 2023 High Yield Corporate Bond ETF	19,685,880	11,299,834	30,985,714

BulletShares 2024 High Yield Corporate Bond ETF	18,282,000	7,487,076	25,769,076

BulletShares 2025 High Yield Corporate Bond ETF	5,711,104	2,163,416	7,874,520

BulletShares 2026 High Yield Corporate Bond ETF	3,161,943	436,453	3,598,396

BulletShares 2027 High Yield Corporate Bond ETF	421,286	539,412	960,698

BulletShares 2028 High Yield Corporate Bond ETF	49,604	5,498	55,102

BulletShares 2029 High Yield Corporate Bond ETF	46,563	-	46,563

BulletShares 2022 Municipal Bond ETF	-	30,477	30,477

BulletShares 2023 Municipal Bond ETF	1,529	-	1,529

BulletShares 2024 Municipal Bond ETF	8,406	1,307	9,713

BulletShares 2025 Municipal Bond ETF	26,585	13,306	39,891

BulletShares 2026 Municipal Bond ETF	176,980	36,615	213,595

BulletShares 2027 Municipal Bond ETF	-	-	-

BulletShares 2028 Municipal Bond ETF	69,635	124,723	194,358

BulletShares 2029 Municipal Bond ETF	237,275	110,522	347,797

BulletShares 2030 Municipal Bond ETF	324,931	358,619	683,550

BulletShares 2031 Municipal Bond ETF	832,344	-	832,344

BulletShares 2022 USD Emerging Markets Debt ETF	564,242	481,894	1,046,136

BulletShares 2023 USD Emerging Markets Debt ETF	675,368	1,604,561	2,279,929

BulletShares 2024 USD Emerging Markets Debt ETF	712,380	294,532	1,006,912

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
BulletShares 2022 Corporate Bond ETF	$106,701,621	$1,698,221,394

BulletShares 2023 Corporate Bond ETF	355,865,745	446,534,858

BulletShares 2024 Corporate Bond ETF	289,737,941	247,651,034

BulletShares 2025 Corporate Bond ETF	127,270,650	120,595,891

BulletShares 2026 Corporate Bond ETF	46,968,117	33,562,653

BulletShares 2027 Corporate Bond ETF	19,851,956	17,186,110

BulletShares 2028 Corporate Bond ETF	18,729,795	15,972,211

BulletShares 2029 Corporate Bond ETF	10,071,051	7,513,691

BulletShares 2030 Corporate Bond ETF	1,662,747	1,686,175

355

	Purchases	Sales
BulletShares 2031 Corporate Bond ETF*	$6,117,374	$146,976

BulletShares 2022 High Yield Corporate Bond ETF	199,634,017	635,017,548

BulletShares 2023 High Yield Corporate Bond ETF	324,902,500	350,921,737

BulletShares 2024 High Yield Corporate Bond ETF	255,252,652	249,499,882

BulletShares 2025 High Yield Corporate Bond ETF	149,141,994	139,618,057

BulletShares 2026 High Yield Corporate Bond ETF	52,613,517	50,629,812

BulletShares 2027 High Yield Corporate Bond ETF	11,691,846	11,519,860

BulletShares 2028 High Yield Corporate Bond ETF	3,240,025	3,194,595

BulletShares 2029 High Yield Corporate Bond ETF*	5,746,378	838,065

BulletShares 2022 Municipal Bond ETF	50,489,699	35,345,000

BulletShares 2023 Municipal Bond ETF	53,522,282	1,774,769

BulletShares 2024 Municipal Bond ETF	61,628,953	462,310

BulletShares 2025 Municipal Bond ETF	42,050,526	1,018,439

BulletShares 2026 Municipal Bond ETF	25,726,448	3,220,196

BulletShares 2027 Municipal Bond ETF	11,880,067	1,776,729

BulletShares 2028 Municipal Bond ETF	4,596,782	1,149,325

BulletShares 2029 Municipal Bond ETF	7,317,135	2,165,043

BulletShares 2030 Municipal Bond ETF	21,956,264	3,592,947

BulletShares 2031 Municipal Bond ETF*	18,552,974	4,521,512

BulletShares 2022 USD Emerging Markets Debt ETF	1,715,443	18,151,750

BulletShares 2023 USD Emerging Markets Debt ETF	4,691,250	7,510,780

BulletShares 2024 USD Emerging Markets Debt ETF	5,189,535	4,778,303

*	For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales
BulletShares 2022 Corporate Bond ETF	$8,157,124	$60,923,839

BulletShares 2023 Corporate Bond ETF	407,474,257	74,442,104

BulletShares 2024 Corporate Bond ETF	1,857,072,765	84,204,605

BulletShares 2025 Corporate Bond ETF	712,747,071	3,104,393

BulletShares 2026 Corporate Bond ETF	797,464,425	123,303,905

BulletShares 2027 Corporate Bond ETF	191,172,416	14,787,378

BulletShares 2028 Corporate Bond ETF	82,140,665	-

BulletShares 2029 Corporate Bond ETF	50,583,837	13,943,709

BulletShares 2030 Corporate Bond ETF	86,442,527	-

BulletShares 2031 Corporate Bond ETF*	37,073,575	-

BulletShares 2022 High Yield Corporate Bond ETF	112,106,788	273,924,719

BulletShares 2023 High Yield Corporate Bond ETF	293,189,975	240,046,011

BulletShares 2024 High Yield Corporate Bond ETF	291,511,608	119,009,638

BulletShares 2025 High Yield Corporate Bond ETF	197,010,913	58,416,503

BulletShares 2026 High Yield Corporate Bond ETF	161,342,948	67,464,202

BulletShares 2027 High Yield Corporate Bond ETF	45,054,589	35,814,030

BulletShares 2028 High Yield Corporate Bond ETF	24,270,524	13,058,674

BulletShares 2029 High Yield Corporate Bond ETF*	8,885,368	4,013,761

BulletShares 2022 Municipal Bond ETF	-	-

BulletShares 2023 Municipal Bond ETF	-	-

BulletShares 2024 Municipal Bond ETF	-	-

BulletShares 2025 Municipal Bond ETF	-	-

BulletShares 2026 Municipal Bond ETF	-	-

BulletShares 2027 Municipal Bond ETF	-	-

BulletShares 2028 Municipal Bond ETF	2,446,815	-

BulletShares 2029 Municipal Bond ETF	-	-

356

	In-kind Purchases	In-kind Sales
BulletShares 2030 Municipal Bond ETF	$-	$-

BulletShares 2031 Municipal Bond ETF*	-	-

BulletShares 2022 USD Emerging Markets Debt ETF	2,574,187	10,137,226

BulletShares 2023 USD Emerging Markets Debt ETF	7,005,590	1,890,718

BulletShares 2024 USD Emerging Markets Debt ETF	29,296,083	9,576,294

*	For the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
BulletShares 2022 Corporate Bond ETF	$54,960	$(9,788,881)	$(9,733,921)	$1,839,979,662

BulletShares 2023 Corporate Bond ETF	3,597	(36,360,882)	(36,357,285)	2,580,761,465

BulletShares 2024 Corporate Bond ETF	41,645	(88,422,200)	(88,380,555)	3,464,064,046

BulletShares 2025 Corporate Bond ETF	59,185	(75,316,811)	(75,257,626)	1,868,549,804

BulletShares 2026 Corporate Bond ETF	3,062	(71,919,096)	(71,916,034)	1,328,929,374

BulletShares 2027 Corporate Bond ETF	42,178	(38,153,675)	(38,111,497)	609,756,802

BulletShares 2028 Corporate Bond ETF	8,298	(31,031,261)	(31,022,963)	354,658,966

BulletShares 2029 Corporate Bond ETF	2,202	(19,807,127)	(19,804,925)	157,926,266

BulletShares 2030 Corporate Bond ETF	21,441	(12,462,362)	(12,440,921)	119,362,213

BulletShares 2031 Corporate Bond ETF	270	(4,110,788)	(4,110,518)	43,469,867

BulletShares 2022 High Yield Corporate Bond ETF	78,996	(12,759,957)	(12,680,961)	585,434,901

BulletShares 2023 High Yield Corporate Bond ETF	169,722	(30,117,800)	(29,948,078)	793,353,273

BulletShares 2024 High Yield Corporate Bond ETF	173,454	(26,524,484)	(26,351,030)	564,731,096

BulletShares 2025 High Yield Corporate Bond ETF	490,159	(23,321,698)	(22,831,539)	467,232,556

BulletShares 2026 High Yield Corporate Bond ETF	177,551	(16,896,249)	(16,718,698)	234,561,527

BulletShares 2027 High Yield Corporate Bond ETF	55,180	(5,377,780)	(5,322,600)	55,127,706

BulletShares 2028 High Yield Corporate Bond ETF	69,661	(3,219,289)	(3,149,628)	27,845,575

BulletShares 2029 High Yield Corporate Bond ETF	6,332	(1,478,213)	(1,471,881)	9,715,749

BulletShares 2022 Municipal Bond ETF	2,489	(205,879)	(203,390)	82,682,135

BulletShares 2023 Municipal Bond ETF	26,263	(990,770)	(964,507)	94,770,184

BulletShares 2024 Municipal Bond ETF	51,691	(1,721,864)	(1,670,173)	94,639,138

BulletShares 2025 Municipal Bond ETF	33,036	(2,739,255)	(2,706,219)	77,348,803

BulletShares 2026 Municipal Bond ETF	26,856	(2,058,587)	(2,031,731)	43,981,095

BulletShares 2027 Municipal Bond ETF	32,914	(1,537,378)	(1,504,464)	27,142,422

BulletShares 2028 Municipal Bond ETF	1,799	(1,978,521)	(1,976,722)	22,669,303

BulletShares 2029 Municipal Bond ETF	10,416	(1,728,163)	(1,717,747)	19,669,976

BulletShares 2030 Municipal Bond ETF	3,767	(1,400,320)	(1,396,553)	24,896,811

BulletShares 2031 Municipal Bond ETF	8,816	(827,485)	(818,669)	13,059,183

BulletShares 2022 USD Emerging Markets Debt ETF	-	(1,687,688)	(1,687,688)	17,320,112

BulletShares 2023 USD Emerging Markets Debt ETF	19,937	(1,285,506)	(1,265,569)	33,585,572

BulletShares 2024 USD Emerging Markets Debt ETF	68,048	(1,050,204)	(982,156)	43,155,476

357

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, taxable overdistributions and hybrid securities, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BulletShares 2022 Corporate Bond ETF	$2,008,484	$(2,315,523)	$307,039

BulletShares 2023 Corporate Bond ETF	39	(484,710)	484,671

BulletShares 2024 Corporate Bond ETF	(141,431)	(575,496)	716,927

BulletShares 2025 Corporate Bond ETF	(211,073)	640,766	(429,693)

BulletShares 2026 Corporate Bond ETF	(37,107)	(761,227)	798,334

BulletShares 2027 Corporate Bond ETF	-	188,855	(188,855)

BulletShares 2028 Corporate Bond ETF	(2,746)	2,745	1

BulletShares 2029 Corporate Bond ETF	(1,677)	894,675	(892,998)

BulletShares 2030 Corporate Bond ETF	-	-	-

BulletShares 2031 Corporate Bond ETF	-	-	-

BulletShares 2022 High Yield Corporate Bond ETF	-	4,266,045	(4,266,045)

BulletShares 2023 High Yield Corporate Bond ETF	-	12,904,309	(12,904,309)

BulletShares 2024 High Yield Corporate Bond ETF	-	4,530,345	(4,530,345)

BulletShares 2025 High Yield Corporate Bond ETF	-	(140,695)	140,695

BulletShares 2026 High Yield Corporate Bond ETF	-	913,084	(913,084)

BulletShares 2027 High Yield Corporate Bond ETF	4,230	767,163	(771,393)

BulletShares 2028 High Yield Corporate Bond ETF	(2,377)	121,971	(119,594)

BulletShares 2029 High Yield Corporate Bond ETF	4,463	240,431	(244,894)

BulletShares 2022 Municipal Bond ETF	(125)	125	-

BulletShares 2023 Municipal Bond ETF	-	-	-

BulletShares 2024 Municipal Bond ETF	-	-	-

BulletShares 2025 Municipal Bond ETF	-	-	-

BulletShares 2026 Municipal Bond ETF	-	-	-

BulletShares 2027 Municipal Bond ETF	3,202	(3,202)	-

BulletShares 2028 Municipal Bond ETF	4	1,206	(1,210)

BulletShares 2029 Municipal Bond ETF	-	-	-

BulletShares 2030 Municipal Bond ETF	-	-	-

BulletShares 2031 Municipal Bond ETF	-	-	-

BulletShares 2022 USD Emerging Markets Debt ETF	1	32,864	(32,865)

BulletShares 2023 USD Emerging Markets Debt ETF	(2)	24,453	(24,451)

BulletShares 2024 USD Emerging Markets Debt ETF	5,178	362,680	(367,858)

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by the Funds only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For each Fund (except for BulletShares 2022 Municipal Bond ETF, BulletShares 2023 Municipal Bond ETF, BulletShares 2024 Municipal Bond ETF, BulletShares 2025 Municipal Bond ETF, BulletShares 2026 Municipal Bond ETF, BulletShares 2027 Municipal

358

Bond ETF, BulletShares 2028 Municipal Bond ETF, BulletShares 2029 Municipal Bond ETF, BulletShares 2030 Municipal Bond ETF and BulletShares 2031 Municipal Bond ETF), such transactions are generally in exchange for Deposit Securities. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For BulletShares 2022 Municipal Bond ETF, BulletShares 2023 Municipal Bond ETF, BulletShares 2024 Municipal Bond ETF, BulletShares 2025 Municipal Bond ETF, BulletShares 2026 Municipal Bond ETF, BulletShares 2027 Municipal Bond ETF, BulletShares 2028 Municipal Bond ETF, BulletShares 2029 Municipal Bond ETF, BulletShares 2030 Municipal Bond ETF and BulletShares 2031 Municipal Bond ETF, such transactions are principally in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Subsequent Event

On September 12, 2022, BulletShares 2029 Corporate Bond ETF and BulletShares 2027 High Yield Corporate Bond ETF changed their classification from “non-diversified” to “diversified” and therefore are now required to meet certain diversification requirements under the Investment Company Act of 1940. On September 26, 2022, BulletShares 2022 Municipal Bond ETF, BulletShares 2023 Municipal Bond ETF, BulletShares 2024 Municipal Bond ETF, BulletShares 2025 Municipal Bond ETF, BulletShares 2026 Municipal Bond ETF, BulletShares 2027 Municipal Bond ETF, BulletShares 2028 Municipal Bond ETF and BulletShares 2029 Municipal Bond ETF changed their classification from “non-diversified” to “diversified” and therefore are now required to meet certain diversification requirements under the Investment Company Act of 1940.

359

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of each of the thirty-one funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (thirty-one of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund Name

Invesco BulletShares 2022 Corporate Bond ETF (1)

Invesco BulletShares 2023 Corporate Bond ETF (1)

Invesco BulletShares 2024 Corporate Bond ETF (1)

Invesco BulletShares 2025 Corporate Bond ETF (1)

Invesco BulletShares 2026 Corporate Bond ETF (1)

Invesco BulletShares 2027 Corporate Bond ETF (1)

Invesco BulletShares 2028 Corporate Bond ETF (1)

Invesco BulletShares 2029 Corporate Bond ETF (1)

Invesco BulletShares 2030 Corporate Bond ETF (2)

Invesco BulletShares 2031 Corporate Bond ETF (3)

Invesco BulletShares 2022 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2023 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2024 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2025 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2026 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2027 High Yield Corporate Bond ETF (1)

Invesco BulletShares 2028 High Yield Corporate Bond ETF (2)

Invesco BulletShares 2029 High Yield Corporate Bond ETF (3)

Invesco BulletShares 2022 Municipal Bond ETF (1)

Invesco BulletShares 2023 Municipal Bond ETF (1)

Invesco BulletShares 2024 Municipal Bond ETF (1)

Invesco BulletShares 2025 Municipal Bond ETF (1)

Invesco BulletShares 2026 Municipal Bond ETF (1)

Invesco BulletShares 2027 Municipal Bond ETF (1)

Invesco BulletShares 2028 Municipal Bond ETF (1)

Invesco BulletShares 2029 Municipal Bond ETF (1)

Invesco BulletShares 2030 Municipal Bond ETF (2)

Invesco BulletShares 2031 Municipal Bond ETF (3)

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (1)

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (1)

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (1)

(1) Statement of operations for the year ended August 31, 2022, and the statement of changes in net assets for each of the two years in the period ended August 31, 2022.

360

Report of Independent Registered Public Accounting Firm–(continued)

(2) Statement of operations for the year ended August 31, 2022, and statement of changes in net assets for the year ended August 31, 2022 and for the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

(3) Statements of operations and of changes in net assets for the period September 13, 2021 (commencement of investment operations) through August 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

361

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended March 1, 2022 through August 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

Actual	$1,000.00	$1,002.20	0.09%	$0.45

Hypothetical (5% return before expenses)	1,000.00	1,024.75	0.09	0.46

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

Actual	1,000.00	993.80	0.10	0.50

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

Actual	1,000.00	977.60	0.10	0.50

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

Actual	1,000.00	966.00	0.10	0.50

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

Actual	1,000.00	950.70	0.10	0.49

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

362

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

Actual	$1,000.00	$941.30	0.10%	$0.49

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

Actual	1,000.00	929.50	0.10	0.49

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

Actual	1,000.00	919.70	0.10	0.48

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

Actual	1,000.00	906.70	0.10	0.48

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2031 Corporate Bond ETF (BSCV)

Actual	1,000.00	895.90	0.10	0.48

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

Actual	1,000.00	974.60	0.41	2.04

Hypothetical (5% return before expenses)	1,000.00	1,023.14	0.41	2.09

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

Actual	1,000.00	962.80	0.42	2.08

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

Actual	1,000.00	942.10	0.42	2.06

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

Actual	1,000.00	959.00	0.42	2.07

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

Actual	1,000.00	944.80	0.42	2.06

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

Actual	1,000.00	911.60	0.42	2.02

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)

Actual	1,000.00	908.20	0.42	2.02

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Invesco BulletShares 2029 High Yield Corporate Bond ETF (BSJT)

Actual	1,000.00	905.60	0.42	2.02

Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)

Actual	1,000.00	1,001.70	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

Actual	1,000.00	992.90	0.18	0.90

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

363

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

Actual	$1,000.00	$986.20	0.18%	$0.90

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

Actual	1,000.00	971.50	0.18	0.89

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

Actual	1,000.00	951.90	0.18	0.89

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

Actual	1,000.00	953.10	0.18	0.89

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

Actual	1,000.00	931.70	0.18	0.88

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

Actual	1,000.00	921.50	0.18	0.87

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)

Actual	1,000.00	900.90	0.18	0.86

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)

Actual	1,000.00	885.10	0.18	0.86

Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

Actual	1,000.00	982.80	0.28	1.40

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

Actual	1,000.00	970.80	0.29	1.44

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

Actual	1,000.00	973.70	0.29	1.44

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

364

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended August 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco BulletShares 2022 Corporate Bond ETF	0%	3%	0%	3%	92%	80%	0%	$4,336,516	$1,110,100

Invesco BulletShares 2023 Corporate Bond ETF	0%	0%	0%	0%	100%	82%	0%	6,142,758	$86,625

Invesco BulletShares 2024 Corporate Bond ETF	0%	0%	0%	0%	100%	83%	0%	2,618,440	$-

Invesco BulletShares 2025 Corporate Bond ETF	0%	0%	0%	0%	98%	86%	0%	1,372,404	$259,055

Invesco BulletShares 2026 Corporate Bond ETF	0%	0%	0%	0%	100%	84%	0%	34,029	$-

Invesco BulletShares 2027 Corporate Bond ETF	0%	0%	0%	0%	99%	88%	0%	109,020	$-

Invesco BulletShares 2028 Corporate Bond ETF	0%	0%	0%	0%	99%	85%	0%	52,236	$9,085

Invesco BulletShares 2029 Corporate Bond ETF	0%	0%	0%	0%	100%	89%	0%	10,988	$14,335

Invesco BulletShares 2030 Corporate Bond ETF	0%	0%	0%	0%	100%	87%	0%	-	$-

Invesco BulletShares 2031 Corporate Bond ETF	0%	0%	0%	0%	99%	91%	0%	-	$-

Invesco BulletShares 2022 High Yield Corporate Bond ETF	0%	0%	0%	5%	100%	87%	0%	-	$-

Invesco BulletShares 2023 High Yield Corporate Bond ETF	0%	0%	0%	0%	99%	87%	0%	-	$-

Invesco BulletShares 2024 High Yield Corporate Bond ETF	0%	0%	0%	0%	98%	82%	0%	-	$-

Invesco BulletShares 2025 High Yield Corporate Bond ETF	0%	0%	0%	0%	99%	87%	0%	-	$-

Invesco BulletShares 2026 High Yield Corporate Bond ETF	0%	0%	0%	0%	99%	84%	0%	-	$-

365

Tax Information–(continued)

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco BulletShares 2027 High Yield Corporate Bond ETF	0%	0%	0%	0%	97%	83%	0%	$21,609	$142,239

Invesco BulletShares 2028 High Yield Corporate Bond ETF	0%	0%	0%	0%	98%	88%	0%	-	$69,625

Invesco BulletShares 2029 High Yield Corporate Bond ETF	0%	0%	0%	0%	99%	85%	0%	-	$-

Invesco BulletShares 2022 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	1,370	$-

Invesco BulletShares 2023 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2024 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2025 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2026 Municipal Bond ETF	0%	0%	0%	0%	100%	0%	100%	-	$-

Invesco BulletShares 2027 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$3,202

Invesco BulletShares 2028 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	3,433	$18,860

Invesco BulletShares 2029 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2030 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2031 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2022 USD Emerging Markets Debt ETF	0%	0%	0%	5%	100%	10%	0%	-	$-

Invesco BulletShares 2023 USD Emerging Markets Debt ETF	0%	0%	0%	0%	100%	2%	0%	-	$-

Invesco BulletShares 2024 USD Emerging Markets Debt ETF	0%	0%	0%	0%	100%	5%	0%	-	$-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

366

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

367

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

368

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

369

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2016	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

370

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

371

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Since 2016	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

372

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

373

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

374

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

375

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

376

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 37 series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2029 Municipal Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2030 Municipal Bond ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2030 Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco International Developed Dynamic Multifactor ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Emerging Markets ETF
Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF
Invesco BulletShares 2028 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US Small Company ETF
Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF
Invesco BulletShares 2023 Municipal Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF
Invesco BulletShares 2024 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year period for Invesco BulletShares 2022 Municipal Bond ETF, Invesco Bulletshares 2022 USD Emerging Markets Debt ETF and Invesco Bulletshares 2023 USD Emerging Markets Debt ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco BulletShares 2022 Municipal Bond ETF’s, Invesco Bulletshares 2022 USD Emerging Markets Debt ETF’s and Invesco Bulletshares 2023 USD Emerging Markets Debt ETF’s level of correlation to its underlying index. The Trustees noted that for each applicable period the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded

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Approval of Investment Advisory Contracts–(continued)

that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF, Invesco BulletShares 2029 Corporate Bond ETF and Invesco BulletShares 2030 Corporate Bond ETF;

●	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

●

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF and Invesco BulletShares 2030 Municipal Bond ETF;

●	0.19% of the Fund’s average daily net assets for Invesco RAFITM Strategic US ETF;

●	0.23% of the Fund’s average daily net assets for each of Invesco RAFITM Strategic Developed ex-US ETF and Invesco RAFITM Strategic US Small Company ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF and Invesco Russell 1000® Dynamic Multifactor ETF;

●	0.34% of the Fund’s average daily net assets for Invesco International Developed Dynamic Multifactor ETF;

●	0.35% of the Fund’s average daily net assets for Invesco RAFITM Strategic Emerging Markets ETF;

●	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

●

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF, Invesco BulletShares 2027 High Yield Corporate Bond ETF and Invesco BulletShares 2028 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the

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Approval of Investment Advisory Contracts–(continued)

net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2022 Corporate Bond ETF	X		X

Invesco BulletShares 2023 Corporate Bond ETF	X		X

Invesco BulletShares 2024 Corporate Bond ETF	X		X

Invesco BulletShares 2025 Corporate Bond ETF	X		X

Invesco BulletShares 2026 Corporate Bond ETF	X		X

Invesco BulletShares 2027 Corporate Bond ETF	X		X

Invesco BulletShares 2028 Corporate Bond ETF	X		X

Invesco BulletShares 2029 Corporate Bond ETF	X		X

Invesco BulletShares 2030 Corporate Bond ETF	X		X

Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2027 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2028 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2023 Municipal Bond ETF		N/A	X

Invesco BulletShares 2024 Municipal Bond ETF		N/A	X

Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X		X

Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X		X

Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X		X

Invesco International Developed Dynamic Multifactor ETF		X	X

Invesco Investment Grade Defensive ETF	X	X	X

Invesco Investment Grade Value ETF	X	X	X

Invesco RAFITM Strategic Developed ex-US ETF	X		X

Invesco RAFITM Strategic Emerging Markets ETF	X		X

Invesco RAFITM Strategic US ETF	X	X	X

Invesco RAFITM Strategic US Small Company ETF	X	X	X

Invesco Russell 1000® Dynamic Multifactor ETF	X		X

Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other

379

Approval of Investment Advisory Contracts–(continued)

investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc. and Invesco Indexing LLC, affiliates of the Adviser, serve as each Fund’s distributor and index provider and are paid a distribution fee and licensing fee, respectively, by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

380

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SIFT-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2022

DEF  Invesco Defensive Equity ETF

ISDX  Invesco RAFITM Strategic Developed ex-US ETF

ISEM  Invesco RAFITM Strategic Emerging Markets ETF

IUS  Invesco RAFITM Strategic US ETF

IUSS  Invesco RAFITM Strategic US Small Company ETF

2

The Market Environment

Domestic Equity

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers, and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium, sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of (11.23)% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year ended August 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

Global equity markets declined in the first quarter 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

In the second quarter of 2022, global equity markets continued their decline as record inflation, rising interest rates and recession fears led to generally weaker consumer sentiment around the globe. In Europe, reduction of gas supplies from Russia due to the war in Ukraine drove prices higher and led to mounting fears of gas shortages and rationing. Emerging market equities also declined, but China was an outlier and posted a positive return for the quarter due to the easing of COVID-19 lockdowns.

After a rebound in July 2022, global equity markets declined again at the end of the fiscal year, as global economic uncertainty continued with central banks trying to bring inflation under control. At the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

3

DEF	Management’s Discussion of Fund Performance
Invesco Defensive Equity ETF (DEF)

As an index fund, the Invesco Defensive Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Defensive Equity Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is comprised of a subset of securities from the S&P 500® Index (the “S&P 500”). Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser, and Invesco Distributors, Inc., the Fund’s distributor.

Instead of the traditional approach to defensive equity portfolios that focuses solely on low beta stocks, the Index, using a rules-based quantitative approach, is designed to measure the performance of approximately 100 equal-weighted securities selected from the S&P 500 based on each security’s (i) probability of delivering the required revenue growth to support the current stock price, (ii) beta (a measure of a given security’s volatility in relation to the volatility of a specific market) and (iii) down market volatility (a measurement that represents a security’s volatility during adverse market conditions). For each security in the S&P 500, the probability of delivering the required revenue growth to support the current stock price is calculated. The securities in the top 80% based on their probability scores are eligible for inclusion in the Index. Of those securities, the 75% with the lowest beta are further evaluated and those that rank in the bottom 50% on down market volatility are eligible for inclusion in the Index. Of those securities, the 100 securities with a higher probability of delivering the required revenue growth to support their current stock prices while minimizing any differences in industry exposure relative to the S&P 500 are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (4.40)%. On a net asset value (“NAV”) basis, the Fund returned (4.54)%. During the same time period, the Index returned (4.01)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned (11.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and equal weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care, industrials and consumer staples sectors and most underweight in the information technology, communication services and energy sectors during the fiscal year ended August 31, 2022.

The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to and security selection in the communication services sector, the Fund’s security selection in the consumer discretionary sector, and the Fund’s overweight allocation to the consumer staples sector.

For the fiscal year ended August 31, 2022, the utilities sector contributed most significantly to the Fund’s return, followed by the energy and consumer staples sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the industrials and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included McKesson Corp., a health care company (portfolio average weight of 1.11%), and Cardinal Health, Inc., a health care company (portfolio average weight of 0.81%). Positions that detracted most significantly from the Fund’s return during the period included Agilent Technologies, Inc., a health care company (no longer held at fiscal year-end), and PPG Industries, Inc., a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Health Care	21.78
Industrials	15.89
Information Technology	12.06
Financials	11.31
Consumer Staples	11.24
Consumer Discretionary	6.25
Utilities	6.00
Real Estate	5.88
Materials	5.74
Sector Types Each Less Than 3%	3.74
Money Market Funds Plus Other Assets Less Liabilities	0.11

4

Invesco Defensive Equity ETF (DEF) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Cardinal Health, Inc.	1.35
Broadridge Financial Solutions, Inc.	1.20
McKesson Corp.	1.19
Nasdaq, Inc.	1.18
Arthur J. Gallagher & Co.	1.15
Genuine Parts Co.	1.14
O’Reilly Automotive, Inc.	1.14
General Mills, Inc.	1.14
Hormel Foods Corp.	1.12
Verisk Analytics, Inc.	1.12
Total	11.73

*	Excluding money market fund holdings

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Invesco Defensive Equity Index	(4.01)%	9.11%	29.89%	10.79%	66.93%	11.19%	188.85%	9.02%	288.23%
S&P 500® Index	(11.23)	12.39	41.98	11.82	74.86	13.08	241.73	8.89	280.99
Fund
NAV Return	(4.54)	8.49	27.71	10.16	62.23	10.56	172.80	8.33	251.58
Market Price Return	(4.40)	8.51	27.76	10.18	62.36	10.55	172.64	8.34	251.74

5

Invesco Defensive Equity ETF (DEF) (continued)

Guggenheim Defensive Equity ETF (the “Predecessor Fund”) Inception: December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-Invesco Defensive Equity Index performance is comprised of the performance of the Sabrient Defensive Equity Index, the Fund’s previous underlying index, prior to the conversion date, October 24, 2016, followed by the performance of the Index, starting from the conversion date through August 31, 2022.

6

ISDX	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic Developed ex-US ETF (ISDX)

As an index fund, the Invesco RAFITM Strategic Developed ex-US ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic Developed ex-US Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on securities in the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities in countries designated as developed market countries (excluding the U.S.) that tend to have smaller, yet higher quality businesses. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser, and Invesco Distributors, Inc., the Fund’s distributor.

The Index Provider selects components for inclusion in the Index from an investment universe of foreign equity securities with at least one year of trading history, issued by companies located in countries designated as developed market countries (excluding the U.S.). Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to-assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities in the top 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. Securities in the Index are weighted proportionally to their float-adjusted Business-Size Scores. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (11.22)%. On a net asset value (“NAV”) basis, the Fund returned (10.84)%. During the same time period, the Index returned (10.93)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to revenue from the securities lending program in which the Fund participates, which were partially offset by the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (the “Benchmark Index”) returned (19.80)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equities markets in developed countries around the world, excluding the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and materials sectors and most underweight in the financials and health care sectors during the fiscal year ended August 31, 2022.

The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the energy sector, as well as its security selection within the industrials sector.

For the fiscal year ended August 31, 2022, the energy sector was the only sector that contributed significantly to the Fund’s return. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the industrials and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Shell PLC, an energy company (portfolio average weight of 3.11%), and Suncor Energy, Inc., an energy company (portfolio average weight of 0.91%). Positions that detracted most significantly from the Fund’s return during the period included Samsung Electronics Co., Ltd., an information technology company (portfolio average weight of 1.72%), and Saipem S.p.A., an energy company (portfolio average weight of 0.32%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Industrials	16.77
Consumer Discretionary	14.50
Materials	12.89
Energy	12.81
Consumer Staples	10.85
Information Technology	7.36
Health Care	7.05
Communication Services	6.25
Financials	5.44
Utilities	5.09
Real Estate	0.76
Money Market Funds Plus Other Assets Less Liabilities	0.23

7

Invesco RAFITM Strategic Developed ex-US ETF (ISDX) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Shell PLC	2.49
Samsung Electronics Co. Ltd.	1.85
BP PLC	1.49
TotalEnergies SE	1.43
Nestle S.A.	1.33
Volkswagen AG, Preference Shares	1.28
Enbridge, Inc.	1.27
Toyota Motor Corp.	1.25
Brookfield Asset Management, Inc., Class A	1.18
Roche Holding AG	1.04
Total	14.61

*	Excluding money market fund holdings

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco Strategic Developed ex-US Index (Net)	(10.93)%	6.48%	20.73%	4.28%	18.09%
MSCI EAFE® Index (Net)	(19.80)	2.39	7.35	1.47	5.96
Fund
NAV Return	(10.84)	6.52	20.85	4.33	18.31
Market Price Return	(11.22)	6.41	20.49	4.22	17.81

8

Invesco RAFITM Strategic Developed ex-US ETF (ISDX) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.23% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

9

ISEM	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic Emerging Markets ETF (ISEM)

As an index fund, the Invesco RAFITM Strategic Emerging Markets ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic Emerging Markets Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on securities in the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities of emerging market companies that tend to have larger, higher quality businesses. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser, and Invesco Distributors, Inc., the Fund’s distributor.

The Index Provider selects components for inclusion in the Index from an investment universe of foreign equity securities with at least one year of trading history, issued by companies located in countries designated as emerging market countries. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to-assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities in the top 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. Securities in the Index are weighted proportionally to their float-adjusted Business-Size Scores. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (17.32)%. On a net asset value (“NAV”) basis, the Fund returned (17.14)%. During the same time period, the Index returned (16.72)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets Index (the “Benchmark Index”) returned (21.80)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and industrials sectors and most underweight in the information technology and consumer discretionary sectors during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection in the energy and information technology sectors.

For the fiscal year ended August 31, 2022, no sector contributed significantly to the Fund’s return. The materials sector detracted most significantly from the Fund’s return, followed by the information technology and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Petroleo Brasileiro S.A., Preference Shares., an energy company (portfolio average weight of 2.52%), and China Shenhua Energy Co. Ltd., H Shares, an energy company (portfolio average weight of 2.09%). Positions that detracted most significantly from the Fund’s return during the period included Gazprom PJSC, an energy company (portfolio average weight of 1.47%) and Lukoil PJSC, an energy company (portfolio average weight of 0.82%).

As an emerging markets fund, the Fund had exposure to Russian securities with a weight of about 4.51% upon Russia’s invasion of Ukraine (as of February 24, 2022). United States federal sanctions implemented as a response to the invasion have prohibited the buying and selling of all Russian securities. Russian securities held in the Fund’s portfolio are currently valued at zero.

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Energy	19.51
Financials	15.81
Information Technology	13.67
Consumer Discretionary	13.35
Materials	9.73
Industrials	7.88
Communication Services	5.63
Consumer Staples	5.10
Utilities	3.71
Real Estate	3.71
Health Care	1.18
Money Market Funds Plus Other Assets Less Liabilities	0.72

10

Invesco RAFITM Strategic Emerging Markets ETF (ISEM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
PetroChina Co. Ltd., H Shares	7.20
China Petroleum & Chemical Corp., H Shares	5.59
Ping An Insurance (Group) Co. of China Ltd., H Shares	4.64
Taiwan Semiconductor Manufacturing Co. Ltd.	2.90
Alibaba Group Holding Ltd.	2.71
Petroleo Brasileiro S.A., Preference Shares	2.24
Hon Hai Precision Industry Co. Ltd.	2.00
Pinduoduo, Inc., ADR	1.73
China Pacific Insurance (Group) Co. Ltd., H Shares	1.73
JD.com, Inc., A Shares	1.66
Total	32.40

*	Excluding money market fund holdings

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco Strategic Emerging Markets Index (Net)	(16.72)%	2.67%	8.22%	1.71%	6.96%
MSCI Emerging Markets Index (Net)	(21.80)	2.74	8.43	2.17	8.90
Fund
NAV Return	(17.14)	2.31	7.11	1.24	5.02
Market Price Return	(17.32)	2.24	6.88	1.13	4.54

11

Invesco RAFITM Strategic Emerging Markets ETF (ISEM) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

12

IUS	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic US ETF (IUS)

As an index fund, the Invesco RAFITM Strategic US ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic US Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities of U.S. companies that tend to have larger, higher quality businesses. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser, and Invesco Distributors, Inc., the Fund’s distributor.

The Index Provider selects components for inclusion in the Index from an investment universe of domestic equity securities with at least one year of trading history. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to-assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities within the top 90% in cumulative Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. Securities in the Index are weighted proportionally to their float-adjusted Business-Size Scores. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (2.78)%. On a net asset value (“NAV”) basis, the Fund returned (2.84)%. During the same time period, the Index returned (2.68)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned (12.96)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and consumer staples sectors and most underweight in the information technology and financials sectors during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the energy sector as well as the security selection in the health care, information technology, and financials sectors.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the health care and utilities sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Exxon Mobil Corp., an energy company (portfolio average weight of 2.11%), and Chevron Corp., an energy company (portfolio average weight of 1.55%). Positions that detracted most significantly from the Fund’s return during the period included Meta Platforms, Inc., Class A, a communication services company (portfolio average weight of 1.25%), and Alphabet, Inc., Class A, a communication services company (portfolio average weight of 3.42%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Information Technology	20.81
Health Care	15.28
Consumer Discretionary	12.15
Communication Services	11.69
Industrials	9.65
Consumer Staples	9.01
Financials	7.88
Energy	7.26
Materials	3.94
Sector Types Each Less Than 3%	2.10
Money Market Funds Plus Other Assets Less Liabilities	0.23

13

Invesco RAFITM Strategic US ETF (IUS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Apple, Inc.	5.55
Alphabet, Inc., Class A	3.59
Berkshire Hathaway, Inc., Class B	3.09
Microsoft Corp.	3.01
Amazon.com, Inc.	2.01
Exxon Mobil Corp.	1.92
Meta Platforms, Inc., Class A	1.79
AT&T, Inc.	1.53
UnitedHealth Group, Inc.	1.41
Walmart, Inc.	1.21
Total	25.11

*	Excluding money market fund holdings

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco Strategic US Index	(2.68)%	16.19%	56.88%	12.32%	58.53%
Russell 1000® Index	(12.96)	12.14	41.01	9.84	45.11
Fund
NAV Return	(2.84)	15.99	56.06	12.13	57.50
Market Price Return	(2.78)	16.03	56.19	12.17	57.71

14

Invesco RAFITM Strategic US ETF (IUS) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

IUSS	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic US Small Company ETF (IUSS)

As an index fund, the Invesco RAFITM Strategic US Small Company ETF (“the Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic US Small Company Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities of U.S. companies that tend to have smaller, yet higher quality businesses. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser, and Invesco Distributors, Inc., the Fund’s distributor.

The Index Provider selects components for inclusion in the Index from an investment universe of domestic equity securities with at least one year of trading history. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to-assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities ranked greater than 90% in cumulative Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. Securities in the Index are weighted proportionally to their float-adjusted Business-Size Scores. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (12.58)%. On a net asset value (“NAV”) basis, the Fund returned (12.70)%. During the same time period, the Index returned (12.53)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned (17.88)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,000 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials and consumer discretionary sectors and most underweight in the financials and health care sectors during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to and security selection in the health care sector as well as its overweight allocation to and security selection in the energy sector.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the utilities sector. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the information technology and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included SM Energy Co., an energy company (portfolio average weight of 0.22%), and CVR Energy, Inc., an energy company (portfolio average weight of 0.36%). Positions that detracted most significantly from the Fund’s return during the period included Moderna, Inc., a health care company (no longer held at fiscal year-end), and MercadoLibre, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Industrials	22.37
Consumer Discretionary	17.07
Information Technology	15.13
Health Care	10.47
Materials	6.30
Financials	6.06
Energy	5.18
Consumer Staples	4.74
Real Estate	4.45
Communication Services	4.42
Utilities	3.76
Money Market Funds Plus Other Assets Less Liabilities	0.05

16

Invesco RAFITM Strategic US Small Company ETF (IUSS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
First Solar, Inc.	0.44
Atlas Air Worldwide Holdings, Inc.	0.38
CommScope Holding Co., Inc.	0.34
Crocs, Inc.	0.34
Etsy, Inc.	0.32
Academy Sports & Outdoors, Inc.	0.31
Sanmina Corp.	0.29
Regal Rexnord Corp.	0.28
Extra Space Storage, Inc.	0.28
Jack Henry & Associates, Inc.	0.27
Total	3.25

*	Excluding money market fund holdings

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco Strategic US Small Company Index	(12.53)%	15.87%	55.55%	9.09%	41.21%
Russell 2000® Index	(17.88)	8.59	28.05	3.16	13.14
Fund
NAV Return	(12.70)	15.66	54.73	8.91	40.27
Market Price Return	(12.58)	15.69	54.83	8.93	40.41

17

Invesco RAFITM Strategic US Small Company ETF (IUSS) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.23% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

18

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

19

Invesco Defensive Equity ETF (DEF)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.89%
Communication Services-1.88%
Comcast Corp., Class A	62,835	$2,273,999
Fox Corp., Class A	79,019	2,700,869

		4,974,868

Consumer Discretionary-6.25%
Genuine Parts Co.	19,378	3,023,162
Hasbro, Inc.	30,469	2,401,566
McDonald’s Corp.	10,958	2,764,484
O’Reilly Automotive, Inc.(b)	4,325	3,015,044
Starbucks Corp.	34,439	2,895,287
Yum! Brands, Inc.	22,333	2,484,323

		16,583,866

Consumer Staples-11.24%
Altria Group, Inc.	54,383	2,453,761
Church & Dwight Co., Inc.	30,769	2,575,673
General Mills, Inc.	39,225	3,012,480
Hershey Co. (The)	12,838	2,884,313
Hormel Foods Corp.	59,166	2,974,866
Kimberly-Clark Corp.	20,575	2,623,724
Mondelez International, Inc., Class A	42,979	2,658,681
Monster Beverage Corp.(b)	29,825	2,649,355
PepsiCo, Inc.	16,239	2,797,493
Procter & Gamble Co. (The)	18,547	2,558,373
Sysco Corp.	31,603	2,598,399

		29,787,118

Energy-1.86%
Kinder Morgan, Inc.	135,516	2,482,653
Williams Cos., Inc. (The)	71,790	2,443,014

		4,925,667

Financials-11.31%
Allstate Corp. (The)	20,536	2,474,588
Arthur J. Gallagher & Co.	16,763	3,043,658
BlackRock, Inc.	4,063	2,707,542
Cboe Global Markets, Inc.	23,715	2,797,658
Citigroup, Inc.	52,352	2,555,301
Everest Re Group Ltd.	9,552	2,569,966
Goldman Sachs Group, Inc. (The)	8,587	2,856,637
Intercontinental Exchange, Inc.	26,662	2,688,863
Moody’s Corp.	9,480	2,697,250
Nasdaq, Inc.	52,654	3,134,493
Travelers Cos., Inc. (The)	15,295	2,472,284

		29,998,240

Health Care-21.78%
Abbott Laboratories	23,466	2,408,785
AbbVie, Inc.	18,033	2,424,717
AmerisourceBergen Corp.	18,396	2,696,118
Amgen, Inc.	10,963	2,634,409
Becton, Dickinson and Co.	10,560	2,665,555
Bristol-Myers Squibb Co.	35,328	2,381,460
Cardinal Health, Inc.	50,440	3,567,117
CVS Health Corp.	28,785	2,825,248
Elevance Health, Inc.	5,400	2,619,594
Gilead Sciences, Inc.	43,145	2,738,413
Henry Schein, Inc.(b)	32,236	2,366,445
Hologic, Inc.(b)	35,576	2,403,514

	Shares	Value
Health Care-(continued)
Incyte Corp.(b)	35,890	$2,527,733
IQVIA Holdings, Inc.(b)	12,194	2,593,176
Johnson & Johnson	15,182	2,449,464
Laboratory Corp. of America Holdings	11,339	2,554,336
McKesson Corp.	8,577	3,147,759
Merck & Co., Inc.	30,077	2,567,373
Quest Diagnostics, Inc.	19,855	2,488,030
UnitedHealth Group, Inc.	5,468	2,839,696
Waters Corp.(b)	7,946	2,372,676
Zoetis, Inc.	15,713	2,459,556

		57,731,174

Industrials-15.89%
3M Co.	18,508	2,301,470
A.O. Smith Corp.	44,056	2,486,961
AMETEK, Inc.	22,106	2,656,257
Expeditors International of Washington, Inc.	26,105	2,685,943
IDEX Corp.	13,842	2,785,149
J.B. Hunt Transport Services, Inc.	16,010	2,786,060
Leidos Holdings, Inc.	25,901	2,461,890
Nordson Corp.	12,280	2,789,648
Otis Worldwide Corp.	35,254	2,546,044
Parker-Hannifin Corp.	9,551	2,531,015
Pentair PLC	53,968	2,401,576
Raytheon Technologies Corp.	27,122	2,434,200
Snap-on, Inc.	12,165	2,650,267
Union Pacific Corp.	12,141	2,725,776
United Parcel Service, Inc., Class B	15,059	2,929,126
Verisk Analytics, Inc.	15,859	2,968,170

		42,139,552

Information Technology-12.06%
Akamai Technologies, Inc.(b)	26,710	2,411,379
Amphenol Corp., Class A	38,323	2,817,890
Broadridge Financial Solutions, Inc.	18,568	3,178,285
Citrix Systems, Inc.	27,256	2,801,099
Jack Henry & Associates, Inc.	14,506	2,788,053
NortonLifeLock, Inc.	109,627	2,476,474
Paychex, Inc.	21,428	2,642,930
Roper Technologies, Inc.	6,438	2,591,810
TE Connectivity Ltd. (Switzerland)	20,576	2,596,897
Teledyne Technologies, Inc.(b)	6,693	2,465,433
Texas Instruments, Inc.	16,274	2,688,628
Visa, Inc., Class A	12,606	2,504,938

		31,963,816

Materials-5.74%
Air Products and Chemicals, Inc.	10,663	2,691,874
Avery Dennison Corp.	15,053	2,764,032
Corteva, Inc.	43,408	2,666,554
FMC Corp.	22,842	2,468,763
Linde PLC (United Kingdom)	8,190	2,316,623
Packaging Corp. of America	16,862	2,308,745

		15,216,591

Real Estate-5.88%
American Tower Corp.	10,176	2,585,213
Essex Property Trust, Inc.	9,745	2,583,010
Prologis, Inc.	21,570	2,685,681

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Defensive Equity ETF (DEF)–(continued)

August 31, 2022

	Shares	Value
Real Estate-(continued)
Public Storage	8,502	$2,812,716
Regency Centers Corp.	41,470	2,523,035
Weyerhaeuser Co.	70,143	2,396,085

		15,585,740

Utilities-6.00%
Atmos Energy Corp.	23,359	2,648,443
Edison International	38,931	2,638,354
Eversource Energy	29,817	2,674,287
Exelon Corp.	55,872	2,453,339
Pinnacle West Capital Corp.	36,091	2,719,457
Sempra Energy	16,880	2,784,694

		15,918,574

Total Common Stocks & Other Equity Interests (Cost $260,366,830)		264,825,206

	Shares	Value
Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(c)(d) (Cost $52,209)	52,209	$52,209

TOTAL INVESTMENTS IN SECURITIES-99.91% (Cost $260,419,039)		264,877,415
OTHER ASSETS LESS LIABILITIES-0.09%		236,258

NET ASSETS-100.00%		$265,113,673

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$242,808	$6,225,098	$(6,415,697)	$-	$-	$52,209	$371

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	4,415,278	(4,415,278)	-	-	-	8	*

Invesco Private Prime Fund	-	10,301,030	(10,300,637)	-	(393)	-	83	*

Total	$242,808	$20,941,406	$(21,131,612)	$-	$(393)	$52,209	$462

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)

August 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.77%
Australia-5.34%
AGL Energy Ltd.	55,809	$293,836
Ampol Ltd.	9,876	234,124
APA Group	19,563	148,733
Aristocrat Leisure Ltd.	4,690	114,784
Aurizon Holdings Ltd.	71,125	181,874
BHP Group Ltd.	107,765	2,999,459
BlueScope Steel Ltd.	18,922	216,891
Brambles Ltd.	34,795	295,309
Coles Group Ltd.	36,963	444,970
Computershare Ltd.	5,245	88,814
CSL Ltd.	2,278	458,416
Downer EDI Ltd.	36,181	125,260
Evolution Mining Ltd.	33,448	54,803
Fortescue Metals Group Ltd.	37,682	475,842
Glencore PLC(a)	367,322	2,022,960
Incitec Pivot Ltd.	46,201	124,159
JB Hi-Fi Ltd.	3,217	89,738
Lendlease Corp. Ltd.(b)	21,716	152,894
Metcash Ltd.	43,904	124,005
Newcrest Mining Ltd.	15,566	189,202
OceanaGold Corp.(a)	48,427	71,738
Orica Ltd.	9,174	97,295
Origin Energy Ltd.	56,424	244,080
Orora Ltd.	31,732	72,223
Qantas Airways Ltd.(a)(b)	38,186	139,269
Ramsay Health Care Ltd.	3,394	166,852
Rio Tinto Ltd.	49,880	3,231,450
Rio Tinto PLC	47,157	2,617,939
Santos Ltd.	48,753	263,705
Sonic Healthcare Ltd.	7,054	164,420
South32 Ltd.	117,881	335,375
Tabcorp Holdings Ltd.(b)	38,605	25,407
Telstra Corp. Ltd.	354,902	965,913
Treasury Wine Estates Ltd.	13,497	122,045
Wesfarmers Ltd.	26,560	855,968
Woodside Energy Group Ltd.	53,716	1,261,257
Woolworths Group Ltd.	31,930	789,996

		20,261,005

Austria-0.35%
ams-OSRAM AG(a)	9,083	66,804
ANDRITZ AG	2,350	108,653
Mondi PLC(b)	16,706	284,977
OMV AG	7,286	295,109
UNIQA Insurance Group AG(b)	18,067	119,904
Verbund AG	1,649	158,105
voestalpine AG(b)	9,734	196,935
Wienerberger AG	4,278	100,403

		1,330,890

Belgium-0.92%
Anheuser-Busch InBev S.A./N.V.(b)	51,583	2,507,621
Bekaert S.A.(b)	2,712	83,611
Etablissements Franz Colruyt N.V.(b)	2,616	72,813
Groupe Bruxelles Lambert S.A.	2,275	172,716
Proximus SADP(b)	7,786	99,274
Solvay S.A., Class A(b)	2,907	235,721

	Shares	Value
Belgium-(continued)
UCB S.A.	2,050	$144,503
Umicore S.A.(b)	5,709	182,267

		3,498,526

Brazil-0.06%
Yara International ASA	5,606	238,042

Canada-16.76%
Aecon Group, Inc.	10,107	83,968
Agnico Eagle Mines Ltd.	11,554	477,829
Alamos Gold, Inc., Class A	25,117	181,626
Alimentation Couche-Tard, Inc.	46,483	2,003,284
AltaGas Ltd.	22,588	488,464
ARC Resources Ltd.(b)	31,320	433,592
Atco Ltd., Class I	9,304	330,357
ATS Automation Tooling Systems, Inc.(a)	3,100	94,969
AutoCanada, Inc.(a)	4,363	99,180
B2Gold Corp.	69,380	213,501
Barrick Gold Corp.	105,250	1,567,177
Baytex Energy Corp.(a)	24,705	128,467
BCE, Inc.	24,163	1,169,404
Birchcliff Energy Ltd.	14,072	124,323
Boyd Group Services, Inc.	870	120,243
Brookfield Asset Management, Inc., Class A	92,943	4,483,918
BRP, Inc.	4,907	341,309
CAE, Inc.(a)	8,084	148,026
Cameco Corp.	4,734	138,376
Canaccord Genuity Group, Inc.	21,967	131,674
Canadian National Railway Co.	17,896	2,134,374
Canadian Natural Resources Ltd.	55,059	3,027,068
Canadian Pacific Railway Ltd.	16,917	1,270,067
Canadian Solar, Inc.(a)(b)	3,866	174,627
Canadian Tire Corp. Ltd., Class A	5,661	667,727
Canadian Utilities Ltd., Class A	11,084	340,070
Canfor Corp.(a)	11,654	229,325
Capital Power Corp.	7,446	289,687
Cascades, Inc.	16,319	111,526
CCL Industries, Inc., Class B(b)	6,383	313,984
Celestica, Inc.(a)	21,961	227,223
Cenovus Energy, Inc.	62,636	1,178,490
Centerra Gold, Inc.	18,400	83,598
CGI, Inc., Class A(a)	11,565	918,418
CI Financial Corp.	21,267	233,846
Cogeco Communications, Inc.	1,740	106,837
Cogeco, Inc.	1,691	81,567
Constellation Software, Inc.	228	344,197
Crescent Point Energy Corp.	41,293	314,679
Dollarama, Inc.	6,059	370,036
Dundee Precious Metals, Inc.	15,000	68,494
ECN Capital Corp.	66,773	272,272
Emera, Inc.	12,462	578,280
Empire Co. Ltd., Class A	30,070	858,979
Enbridge, Inc.	116,488	4,817,494
Enerflex Ltd.	14,380	72,361
Enerplus Corp.	10,709	165,509
Equinox Gold Corp.(a)	21,128	74,374
Fairfax Financial Holdings Ltd.	3,428	1,713,843
Finning International, Inc.	12,395	267,852
Franco-Nevada Corp.	3,003	362,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2022

	Shares	Value
Canada-(continued)
George Weston Ltd.	7,825	$897,162
GFL Environmental, Inc.	6,678	188,673
Gibson Energy, Inc.	11,253	213,013
Gildan Activewear, Inc.	9,277	275,136
Hudbay Minerals, Inc.	21,898	96,983
Hydro One Ltd.(c)	16,847	457,452
IAMGOLD Corp.(a)	71,651	85,898
IGM Financial, Inc.	5,358	146,265
Imperial Oil Ltd.	12,716	625,896
Intact Financial Corp.	8,069	1,172,211
Interfor Corp.(a)	11,986	295,714
Keyera Corp.	12,477	308,305
Kinross Gold Corp.	133,914	440,722
Linamar Corp.	8,942	423,953
Loblaw Cos. Ltd.	12,244	1,085,187
Magna International, Inc.	32,886	1,905,208
Maple Leaf Foods, Inc.	5,478	96,919
Martinrea International, Inc.	16,487	130,300
MEG Energy Corp.(a)	13,457	188,661
Methanex Corp.	5,678	205,814
Metro, Inc.	16,364	863,183
Mullen Group Ltd.	9,152	98,257
New Gold, Inc.(a)	66,914	43,431
NFI Group, Inc.	10,165	102,457
North West Co., Inc. (The)	3,986	103,637
Northland Power, Inc.	10,001	343,345
Nutrien Ltd.	25,248	2,324,489
Nuvei Corp.(a)(c)	2,196	67,392
Open Text Corp.	11,807	372,981
Pan American Silver Corp.	9,403	140,298
Parkland Corp.	18,403	453,049
Pembina Pipeline Corp.	31,112	1,101,844
Peyto Exploration & Development Corp.	9,304	87,030
Premium Brands Holdings Corp.	2,079	154,925
Quebecor, Inc., Class B	8,074	174,908
Restaurant Brands International, Inc.	12,584	744,989
Ritchie Bros. Auctioneers, Inc.	2,500	173,679
Rogers Communications, Inc., Class B	11,794	509,278
Russel Metals, Inc.	6,617	143,496
Saputo, Inc.	16,797	427,749
Secure Energy Services, Inc.	18,016	78,552
Shaw Communications, Inc., Class B	12,425	319,543
Shopify, Inc., Class A(a)	13,736	436,120
SNC-Lavalin Group, Inc.	11,642	225,888
Spin Master Corp.(a)(c)	3,660	128,838
Stantec, Inc.	4,817	229,264
Stelco Holdings, Inc.	5,154	139,909
Stella-Jones, Inc.	5,504	168,070
Suncor Energy, Inc.	90,876	2,948,474
Superior Plus Corp.	11,965	100,683
Teck Resources Ltd., Class B	32,536	1,105,071
TELUS Corp.	28,371	640,817
TELUS International CDA, Inc.(a)	4,989	142,897
TFI International, Inc.	4,482	448,440
Thomson Reuters Corp.	4,452	491,637
Torex Gold Resources, Inc.(a)	10,878	80,987
Toromont Industries Ltd.	2,362	183,354
Tourmaline Oil Corp.	11,603	687,976
TransAlta Corp.	18,506	174,236
Transcontinental, Inc., Class A	12,884	162,919

	Shares	Value
Canada-(continued)
Vermilion Energy, Inc.	8,161	$218,607
West Fraser Timber Co. Ltd.	10,611	952,041
Western Forest Products, Inc.	59,390	69,839
Wheaton Precious Metals Corp.	10,194	312,063
Whitecap Resources, Inc.	30,863	225,534
WSP Global, Inc.	4,159	497,041
Yamana Gold, Inc.	64,148	284,101

		63,551,356

Chile-0.10%
Antofagasta PLC(b)	7,339	94,021
Lundin Mining Corp.	55,188	287,824

		381,845

China-0.54%
NXP Semiconductors N.V.	10,882	1,790,960
Wilmar International Ltd.	83,867	242,866

		2,033,826

Colombia-0.10%
Frontera Energy Corp.(a)	8,920	75,536
Millicom International Cellular S.A., SDR(a)	10,173	146,234
Parex Resources, Inc.	10,374	166,431

		388,201

Denmark-1.18%
AP Moller - Maersk A/S, Class B	321	770,568
Carlsberg A/S, Class B	3,386	442,140
Coloplast A/S, Class B	1,183	135,665
Demant A/S(a)	2,240	69,202
DSV A/S	1,287	190,798
H Lundbeck A/S, Class A(a)	5,234	20,055
ISS A/S(a)(b)	9,626	169,515
Novo Nordisk A/S, Class B	14,595	1,563,828
Novozymes A/S, Class B	2,409	138,619
Orsted A/S(c)	1,927	189,383
Pandora A/S	2,981	180,199
ROCKWOOL A/S, Class B(b)	381	78,840
Tryg A/S	4,308	97,648
Vestas Wind Systems A/S	16,238	409,271

		4,455,731

Finland-0.97%
Elisa OYJ	2,004	107,325
Fortum OYJ	24,382	251,180
Huhtamaki OYJ	2,682	94,175
Kesko OYJ, Class B	10,110	213,285
Kone OYJ, Class B	6,595	264,734
Neste OYJ	6,045	299,369
Nokia OYJ	140,805	709,631
Nokian Renkaat OYJ	7,044	73,452
Outokumpu OYJ	23,749	95,834
Sampo OYJ, Class A	12,653	573,817
Stora Enso OYJ, Class R	19,275	288,307
UPM-Kymmene OYJ	14,116	481,046
Valmet OYJ(b)	3,457	87,948
Wartsila OYJ Abp	17,404	144,100

		3,684,203

France-7.99%
Air France-KLM(a)	44,276	65,158
Air Liquide S.A.	7,346	924,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2022

	Shares	Value
France-(continued)
Airbus SE	7,023	$691,297
Alstom S.A.(b)	9,483	196,053
Amundi S.A.(c)	1,606	81,876
Arkema S.A.	1,829	155,188
Atos SE(b)	10,673	108,557
Bollore SE	34,988	168,030
Bouygues S.A.	19,695	580,266
Bureau Veritas S.A.	3,657	91,087
Capgemini SE	2,878	500,657
Carrefour S.A.(b)	49,798	833,238
Casino Guichard Perrachon S.A.(a)(b)	10,750	139,661
Cie de Saint-Gobain	20,853	846,089
Cie Generale des Etablissements Michelin S.C.A.	24,931	609,311
Criteo S.A., ADR(a)	5,176	139,855
Danone S.A.	15,354	810,713
Dassault Systemes SE	3,351	129,982
Eiffage S.A.	5,409	477,872
Elis S.A.	9,165	117,687
ENGIE S.A.	116,956	1,395,738
EssilorLuxottica S.A.	4,063	609,768
Eurazeo SE	1,209	72,517
Faurecia SE(a)	14,723	212,966
Hermes International	108	139,279
Kering S.A.	958	484,548
Korian S.A.	6,062	77,598
Legrand S.A.	3,527	256,346
L’Oreal S.A.	2,849	983,347
LVMH Moet Hennessy Louis Vuitton SE	2,261	1,472,123
Nexity S.A.(b)	3,583	80,561
Orange S.A.	115,890	1,176,752
Orpea S.A.(a)	4,860	106,243
Pernod Ricard S.A.	2,504	462,160
Publicis Groupe S.A.(a)	6,804	333,536
Renault S.A.(a)	37,613	1,082,080
Rexel S.A.	13,901	226,446
Rubis S.C.A.	4,818	114,191
Safran S.A.	6,597	675,965
Sanofi	23,908	1,975,664
Schneider Electric SE	8,933	1,066,951
SCOR SE	14,727	244,492
SEB S.A.(b)	821	61,091
Sodexo S.A.	3,311	254,498
SPIE S.A.	5,675	124,173
Teleperformance	545	155,803
Thales S.A.	1,904	230,035
TotalEnergies SE	106,068	5,406,428
Ubisoft Entertainment S.A.(a)	2,126	98,360
Valeo	19,729	379,709
Veolia Environnement S.A.	23,624	529,264
Vinci S.A.	15,542	1,441,707
Vivendi SE	47,369	431,259
Wendel SE	1,532	120,929
Worldline S.A.(a)(c)	3,022	130,029

		30,279,957

Germany-8.12%
adidas AG	3,423	510,380
Aurubis AG	1,636	99,396
BASF SE	46,240	1,956,114

	Shares	Value
Germany-(continued)
Bayer AG	28,840	$1,525,403
Bayerische Motoren Werke AG	20,175	1,490,484
Beiersdorf AG	1,097	110,971
Brenntag SE	3,765	247,673
CECONOMY AG	44,991	65,373
Continental AG	8,348	482,506
Covestro AG(c)	11,822	358,055
Deutsche Lufthansa AG(a)	36,116	215,538
Deutsche Post AG	21,822	798,620
Deutsche Telekom AG	126,100	2,382,316
E.ON SE	88,056	753,516
Evonik Industries AG	18,928	353,920
Freenet AG	3,512	76,633
Fresenius Medical Care AG & Co. KGaA	7,827	269,090
Fresenius SE & Co. KGaA	25,608	634,998
GEA Group AG	4,143	144,518
Hannover Rueck SE	2,436	359,835
HeidelbergCement AG	8,889	403,119
Henkel AG & Co. KGaA, Preference Shares	12,732	822,443
HOCHTIEF AG	1,760	87,196
Infineon Technologies AG	14,228	347,659
Jungheinrich AG, Preference Shares	3,982	97,540
K+S AG	4,452	101,621
KION Group AG	2,523	101,049
Knorr-Bremse AG	1,506	73,219
LANXESS AG	4,973	168,270
Mercedes-Benz Group AG	46,043	2,598,274
Merck KGaA	3,970	684,235
METRO AG(a)	19,780	157,925
MTU Aero Engines AG	752	133,049
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	7,451	1,784,679
ProSiebenSat.1 Media SE	15,614	120,926
Rheinmetall AG	754	120,096
RWE AG	15,730	602,323
SAP SE	13,765	1,175,688
Schaeffler AG, Preference Shares(b)	45,689	238,672
Siemens AG	19,781	2,010,561
Siemens Energy AG	23,055	340,210
Siemens Healthineers AG(c)	2,764	135,437
Symrise AG	1,168	122,557
Telefonica Deutschland Holding AG	49,091	127,605
thyssenkrupp AG(a)	41,271	231,155
TUI AG(a)	58,311	89,623
Uniper SE(b)	11,266	61,004
United Internet AG	3,267	74,080
Volkswagen AG, Preference Shares	34,012	4,861,298
Zalando SE(a)(c)	3,440	79,940

		30,786,792

Ghana-0.02%
Tullow Oil PLC(a)	125,776	71,128

Hong Kong-0.88%
CK Hutchison Holdings Ltd.	137,333	887,983
CLP Holdings Ltd.	47,892	413,091
HKT Trust & HKT Ltd.	95,937	128,831
Hong Kong & China Gas Co. Ltd. (The)	190,368	187,970
Jardine Matheson Holdings Ltd.	6,877	365,169
Melco Resorts & Entertainment Ltd., ADR(a)(b)	32,410	186,682

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2022

	Shares	Value
Hong Kong-(continued)
PCCW Ltd.	183,214	$91,737
Swire Pacific Ltd., Class A	66,857	462,957
Techtronic Industries Co. Ltd.	12,408	147,337
WH Group Ltd.	493,442	336,973
Yue Yuen Industrial Holdings Ltd.	84,518	126,203

		3,334,933

Indonesia-0.03%
First Pacific Co. Ltd.	293,476	113,295

Ireland-0.51%
CRH PLC	24,415	903,336
Flutter Entertainment PLC(a)	2,135	267,434
Kerry Group PLC, Class A	1,942	200,843
Kingspan Group PLC	1,445	82,299
Ryanair Holdings PLC, ADR(a)(b)	3,137	228,091
Smurfit Kappa Group PLC	7,201	242,934

		1,924,937

Israel-0.45%
Check Point Software Technologies Ltd.(a)	4,739	569,818
Clal Insurance Enterprises Holdings Ltd.(a)	5,106	110,656
ICL Group Ltd.	7,834	75,362
Teva Pharmaceutical Industries Ltd., ADR(a)	103,783	938,198

		1,694,034

Italy-1.62%
A2A S.p.A.(b)	66,604	74,977
Assicurazioni Generali S.p.A.	99,757	1,468,548
Coca-Cola HBC AG	6,611	151,544
Enel S.p.A.	336,223	1,587,497
Eni S.p.A.	126,578	1,502,929
Ferrari N.V.	698	135,602
Hera S.p.A.	32,014	80,479
Leonardo S.p.A.	18,864	154,898
Prysmian S.p.A.	6,931	213,335
Saipem S.p.A.(a)(b)	51,840	36,521
Telecom Italia S.p.A.(a)(b)	2,126,950	440,584
Unipol Gruppo S.p.A.	34,316	144,375
UnipolSai Assicurazioni S.p.A.	68,954	153,650

		6,144,939

Japan-23.15%
Advantest Corp.	1,786	103,069
Aeon Co. Ltd.(b)	53,006	1,041,001
AGC, Inc.	10,684	366,088
Air Water, Inc.	9,454	119,347
Aisin Corp.(b)	12,758	382,395
Ajinomoto Co., Inc.	10,007	278,716
Alfresa Holdings Corp.(b)	18,306	220,398
Alps Alpine Co. Ltd.(b)	13,533	122,322
Amada Co. Ltd.(b)	15,309	121,147
ANA Holdings, Inc.(a)	5,846	113,335
Asahi Group Holdings Ltd.	15,077	508,240
Asahi Kasei Corp.	59,676	440,386
Astellas Pharma, Inc.	41,517	594,341
Bandai Namco Holdings, Inc.	2,394	181,072
Bridgestone Corp.	24,572	948,847
Brother Industries Ltd.	8,971	173,175
Canon, Inc.(b)	33,510	806,174
Chubu Electric Power Co., Inc.(b)	57,144	582,879
Chugai Pharmaceutical Co. Ltd.	4,916	127,984

	Shares	Value
Japan-(continued)
Chugoku Electric Power Co., Inc. (The)(b)	29,780	$179,163
Coca-Cola Bottlers Japan Holdings, Inc.	10,931	112,681
COMSYS Holdings Corp.(b)	4,865	91,036
Cosmo Energy Holdings Co. Ltd.(b)	9,689	289,709
Dai Nippon Printing Co. Ltd.(b)	10,727	227,269
Daicel Corp.(b)	17,669	111,909
Daiichi Sankyo Co. Ltd.	14,547	440,424
Daikin Industries Ltd.	3,387	598,238
Daito Trust Construction Co. Ltd.	3,352	332,238
Daiwa House Industry Co. Ltd.(b)	28,027	634,032
Daiwabo Holdings Co. Ltd.	6,274	89,160
Denka Co. Ltd.(b)	3,531	85,202
Denso Corp.	12,237	675,385
Dentsu Group, Inc.	7,181	233,884
DIC Corp.	5,923	107,031
Dowa Holdings Co. Ltd.	2,436	92,608
East Japan Railway Co.	13,606	710,506
Ebara Corp.	2,953	113,327
Eisai Co. Ltd.	5,077	208,647
Electric Power Development Co. Ltd.(b)	13,143	203,272
ENEOS Holdings, Inc.(b)	366,573	1,384,582
FANUC Corp.	2,759	448,505
Fast Retailing Co. Ltd.	571	337,554
Fuji Electric Co. Ltd.	2,997	131,230
FUJIFILM Holdings Corp.	9,045	463,978
Fujikura Ltd.	14,546	104,301
Fujitsu Ltd.	4,237	506,300
Furukawa Electric Co. Ltd.	7,266	128,364
Hakuhodo DY Holdings, Inc.(b)	14,328	129,301
Hankyu Hanshin Holdings, Inc.	7,798	235,417
Hanwa Co. Ltd.	6,074	151,384
Haseko Corp.(b)	11,859	136,876
Hino Motors Ltd.	23,336	107,400
Hitachi Construction Machinery Co. Ltd.	3,960	82,242
Hitachi Ltd.	32,773	1,653,958
Hitachi Metals Ltd.(a)	5,477	82,693
Hokkaido Electric Power Co., Inc.(b)	36,196	133,426
Hokuriku Electric Power Co.(b)	25,297	93,067
Honda Motor Co. Ltd.(b)	104,612	2,810,280
Hoya Corp.	3,270	336,141
Idemitsu Kosan Co. Ltd.(b)	18,569	488,922
IHI Corp.	6,548	176,424
Iida Group Holdings Co. Ltd.	6,998	107,172
Inpex Corp.	44,952	520,130
Isetan Mitsukoshi Holdings Ltd.(b)	18,253	145,102
Isuzu Motors Ltd.(b)	28,669	357,988
ITOCHU Corp.(b)	50,123	1,389,523
Iwatani Corp.	2,053	84,416
J. Front Retailing Co. Ltd.	14,713	117,386
Japan Airlines Co. Ltd.(a)	5,656	105,021
Japan Tobacco, Inc.	38,054	647,844
JFE Holdings, Inc.(b)	48,443	524,180
JGC Holdings Corp.	7,055	95,882
JSR Corp.	3,517	79,410
JTEKT Corp.(b)	18,306	130,073
Kajima Corp.(b)	27,584	292,306
Kaneka Corp.	3,462	93,652
Kanematsu Corp.	8,273	90,175
Kansai Electric Power Co., Inc. (The)(b)	60,056	583,123
Kao Corp.	12,057	526,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2022

	Shares	Value
Japan-(continued)
Kawasaki Heavy Industries Ltd.(b)	10,825	$211,854
Kawasaki Kisen Kaisha Ltd.	1,702	109,026
KDDI Corp.	22,237	686,079
Keyence Corp.	862	328,570
Kinden Corp.	7,598	80,680
Kintetsu Group Holdings Co. Ltd.	5,209	178,111
Kirin Holdings Co. Ltd.	30,450	504,004
Kobe Steel Ltd.(b)	54,602	250,509
Koito Manufacturing Co. Ltd.	3,178	109,697
Komatsu Ltd.	25,444	537,788
Konami Group Corp.	1,268	64,761
Konica Minolta, Inc.(b)	51,405	179,106
K’s Holdings Corp.(b)	9,854	91,343
Kubota Corp.	21,780	341,803
Kuraray Co. Ltd.	19,120	146,340
Kyocera Corp.	9,995	560,801
Kyowa Kirin Co. Ltd.	3,938	89,058
Kyushu Electric Power Co., Inc.(b)	57,620	347,487
Kyushu Railway Co.	5,026	106,375
Lawson, Inc.(b)	2,901	96,473
Lixil Corp.(b)	14,087	247,850
Makita Corp.	4,413	105,084
Marubeni Corp.(b)	90,046	943,169
MatsukiyoCocokara & Co.	2,770	110,700
Mazda Motor Corp.	53,854	478,227
Medipal Holdings Corp.	22,327	307,142
MEIJI Holdings Co. Ltd.(b)	4,202	200,968
MINEBEA MITSUMI, Inc.(b)	9,592	167,311
Mitsubishi Chemical Group Corp.(b)	105,437	557,514
Mitsubishi Corp.(b)	69,725	2,295,581
Mitsubishi Electric Corp.	80,115	819,788
Mitsubishi Estate Co. Ltd.	24,708	335,084
Mitsubishi Gas Chemical Co., Inc.(b)	7,881	118,307
Mitsubishi HC Capital, Inc.(b)	21,992	107,243
Mitsubishi Heavy Industries Ltd.	17,624	683,220
Mitsubishi Materials Corp.(b)	15,055	226,001
Mitsubishi Motors Corp.(a)	48,403	195,183
Mitsubishi Shokuhin Co. Ltd.	3,721	91,666
Mitsui & Co. Ltd.(b)	67,309	1,585,798
Mitsui Chemicals, Inc.(b)	10,508	238,396
Mitsui Fudosan Co. Ltd.	23,025	468,971
Mitsui Mining & Smelting Co. Ltd.	3,918	93,269
Mitsui OSK Lines Ltd.(b)	9,540	251,533
MS&AD Insurance Group Holdings, Inc.(b)	24,986	749,986
Murata Manufacturing Co. Ltd.	7,851	427,819
Nagase & Co. Ltd.	6,553	94,826
Nagoya Railroad Co. Ltd.	6,909	107,554
NEC Corp.	11,706	430,663
Nexon Co. Ltd.	3,822	76,895
NGK Insulators Ltd.	8,637	124,547
NGK Spark Plug Co. Ltd.	5,930	122,600
NH Foods Ltd.	5,006	144,086
NHK Spring Co. Ltd.	13,432	91,565
Nidec Corp.	4,774	321,102
Nikon Corp.(b)	12,015	138,070
Nintendo Co. Ltd.	1,366	561,575
Nippon Electric Glass Co. Ltd.	4,673	88,724
Nippon Paper Industries Co. Ltd.(b)	20,632	135,289
Nippon Sanso Holdings Corp.	4,672	85,739
Nippon Steel Corp.	60,634	965,989

	Shares	Value
Japan-(continued)
Nippon Steel Trading Corp.	2,294	$88,864
Nippon Suisan Kaisha Ltd.	20,599	84,848
Nippon Telegraph & Telephone Corp.(b)	50,034	1,360,347
Nippon Yusen K.K.	4,391	338,610
Nissan Motor Co. Ltd.	299,442	1,187,832
Nisshin Seifun Group, Inc.(b)	7,423	84,069
Nisshinbo Holdings, Inc.	10,629	82,962
Nissin Foods Holdings Co. Ltd.	1,336	95,990
Nitori Holdings Co. Ltd.	1,352	130,592
Nitto Denko Corp.	3,888	241,764
Nomura Real Estate Holdings, Inc.	3,909	96,579
Nomura Research Institute Ltd.	6,418	175,468
NSK Ltd.(b)	26,885	147,007
NTT Data Corp.	15,064	214,509
Obayashi Corp.(b)	43,952	306,277
Odakyu Electric Railway Co. Ltd.	7,286	100,440
Oji Holdings Corp.(b)	59,427	238,780
Olympus Corp.	10,410	226,035
Omron Corp.	3,436	183,171
Ono Pharmaceutical Co. Ltd.	5,180	124,357
Oriental Land Co. Ltd.	751	112,955
Osaka Gas Co. Ltd.	16,217	274,212
Otsuka Corp.	2,996	97,904
Otsuka Holdings Co. Ltd.	11,050	363,564
Pan Pacific International Holdings Corp.	9,137	165,109
Panasonic Holdings Corp.	121,152	990,191
Persol Holdings Co. Ltd.	5,277	107,348
Recruit Holdings Co. Ltd.	13,723	443,789
Renesas Electronics Corp.(a)	15,120	144,410
Rengo Co. Ltd.	15,518	92,017
Ricoh Co. Ltd.(b)	41,536	328,692
Rohm Co. Ltd.	2,398	181,980
Ryohin Keikaku Co. Ltd.(b)	8,393	78,708
Sankyu, Inc.	2,870	88,921
Santen Pharmaceutical Co. Ltd.	11,148	80,901
Secom Co. Ltd.	4,982	320,645
Seibu Holdings, Inc.(b)	8,520	86,967
Seiko Epson Corp.(b)	10,643	168,599
Sekisui Chemical Co. Ltd.	16,105	221,433
Sekisui House Ltd.	29,215	500,317
Seven & i Holdings Co. Ltd.(b)	26,265	1,048,326
Sharp Corp.(b)	15,542	112,452
Shikoku Electric Power Co., Inc.(b)	18,109	106,074
Shimadzu Corp.	2,336	68,921
Shimano, Inc.	771	138,043
Shimizu Corp.	44,733	247,181
Shin-Etsu Chemical Co. Ltd.	5,178	609,407
Shionogi & Co. Ltd.	4,570	224,305
Shiseido Co. Ltd.	5,483	209,432
Showa Denko K.K.	10,749	167,099
SMC Corp.	562	270,003
SoftBank Corp.	61,571	679,335
Sojitz Corp.(b)	17,821	302,105
Sompo Holdings, Inc.(b)	18,500	797,118
Sony Group Corp.	25,271	2,029,883
Stanley Electric Co. Ltd.(b)	5,345	99,748
Subaru Corp.	33,732	616,970
SUMCO Corp.	8,168	112,540
Sumitomo Chemical Co. Ltd.(b)	105,477	418,484
Sumitomo Corp.(b)	67,230	952,981

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2022

	Shares	Value
Japan-(continued)
Sumitomo Electric Industries Ltd.(b)	49,147	$568,138
Sumitomo Forestry Co. Ltd.	9,120	155,986
Sumitomo Heavy Industries Ltd.(b)	6,940	147,136
Sumitomo Metal Mining Co. Ltd.(b)	6,122	194,535
Sumitomo Rubber Industries Ltd.	14,849	128,540
Suntory Beverage & Food Ltd.	3,293	121,149
Suzuken Co. Ltd.	6,437	154,859
Suzuki Motor Corp.	17,902	630,073
Sysmex Corp.	1,489	92,407
Taiheiyo Cement Corp.	12,122	182,672
Taisei Corp.(b)	10,908	333,240
Taisho Pharmaceutical Holdings Co. Ltd.	2,531	94,758
Takashimaya Co. Ltd.(b)	12,927	143,887
Takeda Pharmaceutical Co. Ltd.(b)	49,335	1,370,170
TDK Corp.	10,299	365,155
Teijin Ltd.(b)	17,180	182,799
Terumo Corp.	6,569	213,525
TIS, Inc.	3,410	98,149
Tobu Railway Co. Ltd.	6,321	150,245
Toho Holdings Co. Ltd.	6,653	88,691
Tohoku Electric Power Co., Inc.(b)	71,684	357,838
Tokio Marine Holdings, Inc.(b)	27,961	1,571,665
Tokyo Electric Power Co. Holdings, Inc.(a)	239,852	941,241
Tokyo Electron Ltd.	1,231	392,144
Tokyo Gas Co. Ltd.	21,261	400,604
Tokyo Tatemono Co. Ltd.	6,057	91,538
Tokyu Corp.	16,706	199,930
Tokyu Fudosan Holdings Corp.	29,303	158,749
Toppan, Inc.(b)	13,196	208,566
Toray Industries, Inc.	76,086	438,486
Toshiba Corp.(b)	16,130	601,217
Tosoh Corp.(b)	11,345	147,884
TOTO Ltd.	3,179	110,878
Toyo Seikan Group Holdings Ltd.(b)	14,326	171,240
Toyo Suisan Kaisha Ltd.	2,432	100,175
Toyota Boshoku Corp.(b)	5,601	82,262
Toyota Industries Corp.	5,280	297,851
Toyota Motor Corp.	311,804	4,726,825
Toyota Tsusho Corp.	14,380	508,811
Trend Micro, Inc.	1,727	107,389
Tsuruha Holdings, Inc.	1,803	100,799
UBE Corp.(b)	7,972	118,178
Unicharm Corp.	3,958	138,505
West Japan Railway Co.	8,678	340,046
Yakult Honsha Co. Ltd.	1,910	113,394
Yamada Holdings Co. Ltd.	55,238	192,063
Yamaha Corp.	2,610	102,800
Yamaha Motor Co. Ltd.	14,402	301,182
Yamato Holdings Co. Ltd.	5,484	86,241
Yamazaki Baking Co. Ltd.	7,699	90,972
Yaskawa Electric Corp.(b)	2,858	94,425
Yokogawa Electric Corp.	5,110	90,128
Yokohama Rubber Co. Ltd. (The)	8,199	135,383
Z Holdings Corp.	57,365	171,733

		87,768,728

Luxembourg-0.26%
Aperam S.A.	2,310	62,693

	Shares	Value
Luxembourg-(continued)
ArcelorMittal S.A.	35,625	$850,969
Eurofins Scientific SE	1,129	78,447

		992,109

Macau-0.08%
Galaxy Entertainment Group Ltd.	30,070	168,953
Sands China Ltd.(a)	65,470	147,642

		316,595

Netherlands-4.16%
Aalberts N.V.	1,840	67,644
Adyen N.V.(a)(b)(c)	69	107,197
Akzo Nobel N.V.	7,772	492,666
ASM International N.V.(b)	394	107,406
ASML Holding N.V.(b)	2,535	1,235,407
Heineken Holding N.V.	3,730	265,550
Heineken N.V.(b)	4,229	381,617
Koninklijke Ahold Delhaize N.V.	64,496	1,776,998
Koninklijke BAM Groep N.V.(a)	39,824	106,520
Koninklijke DSM N.V.(b)	2,859	366,114
Koninklijke KPN N.V.	80,516	256,652
Koninklijke Philips N.V.	34,370	575,367
Randstad N.V.(b)	6,174	288,622
Shell PLC	354,342	9,441,957
Wolters Kluwer N.V.	3,075	301,291

		15,771,008

New Zealand-0.09%
Contact Energy Ltd.	17,213	83,160
Fletcher Building Ltd.	33,263	114,204
Spark New Zealand Ltd.	40,320	133,983

		331,347

Norway-0.60%
Aker BP ASA	2,511	87,975
Equinor ASA	25,353	977,675
Gjensidige Forsikring ASA	8,592	174,885
Mowi ASA	6,721	138,360
Norsk Hydro ASA	36,988	255,304
Orkla ASA	22,439	188,617
Storebrand ASA	15,078	121,272
Telenor ASA	28,634	314,496

		2,258,584

Portugal-0.16%
Galp Energia SGPS S.A.(b)	24,120	261,820
Jeronimo Martins SGPS S.A.	7,662	170,270
Sonae SGPS S.A.	156,598	157,940

		590,030

Singapore-0.45%
ComfortDelGro Corp. Ltd.	95,696	96,718
Jardine Cycle & Carriage Ltd.	5,384	126,814
Keppel Corp. Ltd.	36,086	188,047
Olam Group Ltd.	80,553	84,878
Sea Ltd., ADR(a)(b)	5,245	325,190
Singapore Airlines Ltd.(a)	33,258	126,824
Singapore Technologies Engineering Ltd.	29,127	77,875
Singapore Telecommunications Ltd.	221,898	416,725
STMicroelectronics N.V.	7,996	279,725

		1,722,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2022

	Shares	Value
South Africa-0.28%
Anglo American PLC	32,600	$1,055,686

South Korea-5.76%
CJ CheilJedang Corp.	538	163,908
CJ Corp.	3,331	194,747
DB Insurance Co. Ltd.	3,932	175,500
Doosan Co. Ltd.	1,705	105,547
Doosan Enerbility Co. Ltd.(a)	9,147	139,166
E-MART, Inc.	2,598	189,963
GS Engineering & Construction Corp.	4,739	106,823
GS Holdings Corp.	4,855	167,151
Hankook Tire & Technology Co. Ltd.	4,155	117,889
Hanwha Corp.	16,430	391,234
Hanwha Solutions Corp.(a)	5,450	214,325
HD Hyundai Co. Ltd.	4,357	205,871
HMM Co. Ltd.	5,130	85,337
Hyundai Engineering & Construction Co. Ltd.	5,734	206,631
Hyundai Marine & Fire Insurance Co. Ltd.	6,937	163,370
Hyundai Mobis Co. Ltd.	3,713	596,834
Hyundai Motor Co.	8,604	1,260,801
Hyundai Steel Co.	9,437	232,124
Kakao Corp.	1,494	81,985
Kia Corp.	9,715	586,873
Korea Electric Power Corp.(a)	42,966	672,975
Korea Gas Corp.	3,287	106,900
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	2,205	160,238
Korea Zinc Co. Ltd.	205	102,994
Korean Air Lines Co. Ltd.(a)	5,696	114,342
Korean Reinsurance Co.	12,105	75,569
KT Corp.	11,628	323,398
KT&G Corp.	3,685	229,219
LG Chem Ltd.	1,186	560,392
LG Display Co. Ltd.	29,428	343,222
LG Electronics, Inc.	7,589	573,054
LG H&H Co. Ltd.	198	105,399
LG Innotek Co. Ltd.	346	88,987
LG Uplus Corp.	17,156	147,504
LOTTE Chemical Corp.	1,221	159,751
LOTTE Shopping Co. Ltd.	1,817	134,215
LS Corp.	1,735	87,039
LX International Corp.	3,061	98,978
NAVER Corp.	939	168,487
POSCO Holdings, Inc.	6,127	1,168,095
Posco International Corp.	5,897	118,376
Samsung C&T Corp.	3,442	310,090
Samsung Electro-Mechanics Co. Ltd.	1,255	131,360
Samsung Electronics Co. Ltd.	156,887	7,002,470
Samsung Fire & Marine Insurance Co. Ltd.	1,855	270,438
Samsung Heavy Industries Co. Ltd.(a)	21,611	96,458
Samsung SDI Co. Ltd.	491	219,519
Samsung SDS Co. Ltd.	1,018	97,800
Shinsegae, Inc.	465	77,700
SK Hynix, Inc.	15,965	1,136,307
SK Innovation Co. Ltd.(a)	2,864	406,833
SK Telecom Co. Ltd.	8,252	321,430
SK, Inc.	4,197	731,114
S-Oil Corp.	1,637	124,224

		21,850,956

	Shares	Value
Spain-1.72%
Acciona S.A.	530	$103,977
Acerinox S.A.	8,767	79,535
ACS Actividades de Construccion y Servicios S.A.(b)	20,189	450,886
Amadeus IT Group S.A.(a)	4,286	226,781
Endesa S.A.	11,667	200,613
Ferrovial S.A.	7,039	176,810
Grifols S.A.(b)	7,729	93,613
Iberdrola S.A.	161,123	1,682,549
Industria de Diseno Textil S.A.	21,146	458,225
Mapfre S.A.(b)	91,242	151,660
Repsol S.A.(a)	91,688	1,197,177
Telefonica S.A.	412,431	1,706,988

		6,528,814

Sweden-1.59%
Alfa Laval AB	4,413	118,488
Alleima AB(a)	3,306	13,307
Assa Abloy AB, Class B	13,554	276,223
Atlas Copco AB, Class A	40,188	410,979
Boliden AB	6,778	218,991
Electrolux AB, Class B(b)	16,012	203,650
Epiroc AB, Class A	7,519	115,720
Essity AB, Class B	14,346	319,887
Getinge AB, Class B	3,182	59,296
H & M Hennes & Mauritz AB, Class B(b)	28,362	296,230
Hexagon AB, Class B	18,160	186,924
Holmen AB, Class B	1,798	77,546
Husqvarna AB, Class B	13,587	92,000
Peab AB, Class B	11,974	74,097
Sandvik AB	16,534	259,596
Securitas AB, Class B(b)	17,736	156,122
Skanska AB, Class B(b)	18,254	271,495
SKF AB, Class B(b)	12,638	190,819
SSAB AB, Class B(b)	38,117	179,235
Svenska Cellulosa AB S.C.A., Class B	9,415	141,979
Swedish Match AB	13,769	138,684
Tele2 AB, Class B	12,941	138,255
Telefonaktiebolaget LM Ericsson, Class B	75,102	564,894
Telia Co. AB(b)	90,252	318,968
Trelleborg AB, Class B	6,180	129,258
Volvo AB, Class B	67,523	1,074,958

		6,027,601

Switzerland-2.88%
ABB Ltd.	33,093	914,512
Adecco Group AG	12,267	390,276
Alcon, Inc.	5,569	368,395
Barry Callebaut AG	46	94,456
Chocoladefabriken Lindt & Spruengli AG, PC	24	254,275
Cie Financiere Richemont S.A.	8,524	959,436
Clariant AG(a)(b)	6,003	111,393
DKSH Holding AG	1,224	91,240
Dufry AG(a)(b)	3,263	122,569
Geberit AG	394	182,840
Georg Fischer AG	1,945	106,024
Givaudan S.A.	75	240,458
Helvetia Holding AG	1,482	164,152
Holcim AG	21,071	940,039
IWG PLC(a)	29,954	56,081
Kuehne + Nagel International AG, Class R	856	198,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2022

	Shares	Value
Switzerland-(continued)
Logitech International S.A., Class R(b)	2,296	$114,947
Lonza Group AG	494	264,931
Novartis AG	43,596	3,534,763
Partners Group Holding AG	200	193,944
Schindler Holding AG, PC(b)	1,703	297,866
SGS S.A.	84	185,567
Sika AG	1,182	266,933
Sonova Holding AG, Class A	465	123,260
Swatch Group AG (The), BR	1,671	408,012
Swisscom AG	605	313,798

		10,898,390

Turkey-0.04%
Eldorado Gold Corp.(a)	24,967	138,028

United Kingdom-8.41%
3i Group PLC	16,963	239,917
abrdn PLC(b)	191,835	327,798
Admiral Group PLC	4,242	104,742
Ashtead Group PLC	5,407	267,392
Associated British Foods PLC	11,705	207,704
AstraZeneca PLC	10,096	1,250,426
B&M European Value Retail S.A.	28,305	121,829
Babcock International Group PLC(a)	39,201	150,071
BAE Systems PLC	68,099	615,061
Balfour Beatty PLC	46,894	171,992
Barratt Developments PLC	41,553	206,604
Beazley PLC	16,058	108,934
Bellway PLC	4,648	110,494
Berkeley Group Holdings PLC	3,568	151,746
BP PLC	1,098,382	5,642,714
BT Group PLC(b)	344,866	604,738
Bunzl PLC	6,971	232,069
Burberry Group PLC	8,888	180,780
Centrica PLC(a)	436,682	384,853
CNH Industrial N.V.	28,012	343,080
Coca-Cola Europacific Partners PLC	7,418	364,743
Compass Group PLC	27,822	601,827
Croda International PLC(b)	1,159	90,708
Currys PLC	221,754	164,367
DCC PLC	4,136	238,852
Diageo PLC	24,831	1,087,546
Direct Line Insurance Group PLC	68,431	163,951
Drax Group PLC	12,580	93,098
DS Smith PLC	51,165	159,377
Entain PLC	8,079	119,671
Experian PLC	9,069	276,797
Firstgroup PLC	102,857	137,757
Haleon PLC(a)	89,990	271,048
Hays PLC	75,884	103,574
IMI PLC	5,635	75,339
Imperial Brands PLC	36,819	812,510
Inchcape PLC	20,718	183,217
InterContinental Hotels Group PLC	1,494	81,549
International Consolidated Airlines Group S.A.(a)(b)	240,174	302,439
Intertek Group PLC	2,145	98,814
ITV PLC	146,133	109,336
J Sainsbury PLC	175,032	414,259
John Wood Group PLC(a)	54,481	82,000
Johnson Matthey PLC(b)	9,817	230,176

	Shares	Value
United Kingdom-(continued)
Kingfisher PLC	133,282	$359,957
Man Group PLC	37,050	105,192
Marks & Spencer Group PLC(a)	169,898	240,988
Meggitt PLC(a)	10,745	99,798
Melrose Industries PLC	199,817	317,372
Micro Focus International PLC	42,489	256,100
National Grid PLC	90,316	1,132,889
Next PLC	3,143	212,556
Pearson PLC(b)	24,371	244,674
Persimmon PLC	10,979	188,562
Reckitt Benckiser Group PLC	10,301	796,846
RELX PLC	20,775	546,811
Rentokil Initial PLC(b)	17,704	107,328
Rolls-Royce Holdings PLC(a)(b)	182,794	163,778
Royal Mail PLC	73,014	234,062
Sage Group PLC (The)	16,019	133,311
Smith & Nephew PLC	14,895	176,005
Smiths Group PLC	7,898	137,025
Spectris PLC	2,322	75,382
SSE PLC	23,240	446,870
Subsea 7 S.A.(b)	12,564	113,155
Tate & Lyle PLC	12,503	111,180
Taylor Wimpey PLC	142,144	179,127
Tesco PLC	462,853	1,339,438
Travis Perkins PLC	11,829	116,858
Unilever PLC	60,900	2,781,738
Vodafone Group PLC	2,157,070	2,903,531
Whitbread PLC	7,283	212,202
WPP PLC	54,434	471,499

		31,890,133

United States-4.08%
Atlassian Corp. PLC, Class A(a)	1,073	265,739
Bausch Health Cos., Inc.(a)	40,355	242,820
Constellium SE(a)	12,086	160,986
Ferguson PLC	4,455	517,658
GSK PLC	71,994	1,155,554
ICON PLC(a)	1,644	344,961
James Hardie Industries PLC, CDI	3,952	90,788
Nestle S.A.	42,846	5,030,273
QIAGEN N.V.(a)	2,055	93,505
Roche Holding AG	12,206	3,944,641
Signify N.V.	5,551	158,356
Spotify Technology S.A.(a)	2,966	320,773
Stellantis N.V.	135,238	1,815,992
Swiss Re AG	15,458	1,206,609
Tenaris S.A.	8,097	111,952

		15,460,607

Zambia-0.12%
First Quantum Minerals Ltd.	24,988	443,434

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.77% (Cost $397,641,939)		378,218,486

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2022

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-12.55%
Invesco Private Government Fund, 2.29%(d)(e)(f)	13,324,561	$13,324,561
Invesco Private Prime Fund, 2.37%(d)(e)(f)	34,259,731	34,263,158

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $47,584,798)		47,587,719

TOTAL INVESTMENTS IN SECURITIES-112.32% (Cost $445,226,737)		425,806,205
OTHER ASSETS LESS LIABILITIES-(12.32)%		(46,701,997)

NET ASSETS-100.00%		$379,104,208

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

CDI-CREST Depository Interest

PC-Participation Certificate

SDR-Swedish Depository Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $1,735,599, which represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$177,555	$23,716,022	$(23,893,577)	$-	$-	$-	$1,581

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	6,627,619	57,354,445	(50,657,503)	-	-	13,324,561	42,213	*

Invesco Private Prime Fund	15,478,746	121,577,407	(102,795,115)	2,921	(801)	34,263,158	118,535	*

Total	$22,283,920	$202,647,874	$(177,346,195)	$2,921	$(801)	$47,587,719	$162,329

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)

August 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.28%
Brazil-7.38%
Ambev S.A.	39,700	$117,008
Atacadao S.A.	3,500	13,342
B3 S.A. - Brasil, Bolsa, Balcao	35,200	80,510
Banco BTG Pactual S.A.	12,200	59,929
Braskem S.A., Class A, Preference Shares	6,107	35,892
BRF S.A.(a)	11,907	36,427
Centrais Eletricas Brasileiras S.A.	4,678	41,633
Cia Brasileira de Distribuicao	8,500	35,585
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	1,400	6,445
Cia Energetica de Minas Gerais, Preference Shares	11,955	27,920
Cia Paranaense de Energia, Class B, Preference Shares	4,100	5,516
Cia Siderurgica Nacional S.A.	8,418	22,422
Cogna Educacao(a)	21,443	10,264
Cosan S.A.	9,592	36,991
Embraer S.A.(a)	13,710	36,571
Energisa S.A.	1,500	12,244
Equatorial Energia S.A.	5,665	26,439
Gerdau S.A., Preference Shares	12,909	58,104
Itausa S.A., Preference Shares	57,200	101,019
Klabin S.A.	11,900	43,250
Lojas Renner S.A.	7,861	40,162
M Dias Branco S.A.	3,400	27,739
Marfrig Global Foods S.A.	9,200	23,351
Metalurgica Gerdau S.A., Preference Shares	21,500	41,373
Natura & Co. Holding S.A.	3,200	8,906
Neoenergia S.A.	8,900	28,395
Nexa Resources S.A.	1,706	9,690
Pagseguro Digital Ltd., Class A(a)(b)	2,435	37,840
Petroleo Brasileiro S.A., Preference Shares	115,885	743,266
Raia Drogasil S.A.	3,200	13,440
Sendas Distribuidora S.A.	5,400	19,167
Sul America S.A.	2,700	12,872
Suzano S.A.	4,000	34,171
Telefonica Brasil S.A.	2,800	22,234
Ultrapar Participacoes S.A.	19,807	51,725
Usinas Siderurgicas de Minas Gerais S.A. Usiminas, Class A, Preference Shares	14,697	22,750
Vale S.A.	37,790	470,460
Vibra Energia S.A.	9,900	35,083

		2,450,135

Chile-0.76%
Cencosud S.A.	7,652	10,742
Colbun S.A.	361,641	35,410
Embotelladora Andina S.A., Class B, Preference Shares	2,228	4,583
Empresas CMPC S.A.	16,568	31,555
Empresas COPEC S.A.	6,288	54,462
Enel Americas S.A.	166,737	18,138
Enel Chile S.A.	880,063	29,007
Falabella S.A.	19,729	46,681
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	203	20,378

		250,956

	Shares	Value
China-60.62%
360 DigiTech, Inc., ADR	3,523	$56,298
AAC Technologies Holdings, Inc.	10,749	20,022
Agile Group Holdings Ltd.	59,798	21,028
Air China Ltd., H Shares(a)	65,880	52,964
Alibaba Group Holding Ltd.(a)	74,937	900,330
Aluminum Corp. of China Ltd., H Shares	282,288	104,300
Angang Steel Co. Ltd., H Shares	101,695	31,873
Anhui Conch Cement Co. Ltd., H Shares	45,607	174,320
ANTA Sports Products Ltd.	1,444	17,459
Autohome, Inc., ADR	1,311	46,685
AviChina Industry & Technology Co. Ltd., H Shares	53,000	25,862
BAIC Motor Corp. Ltd., H Shares(c)	327,204	90,463
Baozun, Inc., ADR(a)	1,895	16,107
BBMG Corp., H Shares	697,404	94,186
Beijing Enterprises Holdings Ltd.	22,359	66,660
Beijing Jingneng Clean Energy Co. Ltd., H Shares	122,000	25,647
BYD Co. Ltd., H Shares	3,150	97,203
BYD Electronic International Co. Ltd.	2,500	6,657
China Aoyuan Group Ltd.(a)(d)	14,000	842
China BlueChemical Ltd., H Shares	49,470	12,921
China Coal Energy Co. Ltd., H Shares	107,147	95,696
China Communications Services Corp. Ltd., H Shares	74,000	31,773
China Conch Venture Holdings Ltd.	16,345	33,444
China Datang Corp. Renewable Power Co. Ltd., H Shares	61,000	15,311
China Eastern Airlines Corp. Ltd., H Shares(a)	91,360	31,544
China Energy Engineering Corp. Ltd., H Shares(b)	826,000	97,872
China Feihe Ltd.(c)	41,000	34,006
China Galaxy Securities Co. Ltd., H Shares	70,500	38,623
China Gas Holdings Ltd.	30,215	42,885
China Hongqiao Group Ltd.	100,000	97,594
China Jinmao Holdings Group Ltd.	100,427	21,240
China Life Insurance Co. Ltd., H Shares	276,926	397,985
China Longyuan Power Group Corp. Ltd., H Shares	37,185	60,263
China Mengniu Dairy Co. Ltd.	13,389	60,814
China National Building Material Co. Ltd., H Shares	165,747	157,113
China Oilfield Services Ltd., H Shares	27,440	28,528
China Overseas Grand Oceans Group Ltd.	26,000	12,323
China Overseas Land & Investment Ltd.	23,393	63,185
China Pacific Insurance (Group) Co. Ltd., H Shares	270,219	573,568
China Petroleum & Chemical Corp., H Shares	3,927,679	1,856,538
China Power International Development Ltd.	34,713	19,460
China Railway Group Ltd., H Shares	681,620	390,795
China Railway Signal & Communication Corp. Ltd., H Shares(c)	88,263	27,776
China Reinsurance Group Corp., H Shares	1,995,423	147,454
China Resources Beer Holdings Co. Ltd.	7,024	49,086
China Resources Cement Holdings Ltd.	17,410	10,758
China Resources Gas Group Ltd.	7,533	29,417
China Resources Land Ltd.	16,182	66,490
China Resources Pharmaceutical Group Ltd.(c)	31,016	21,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)–(continued)

August 31, 2022

	Shares	Value
China-(continued)
China Resources Power Holdings Co. Ltd.	23,895	$47,675
China Shenhua Energy Co. Ltd., H Shares	67,312	211,828
China Southern Airlines Co. Ltd., H Shares(a)(b)	41,313	22,370
China State Construction International Holdings Ltd.	14,000	16,196
China Suntien Green Energy Corp. Ltd.,H Shares	50,000	22,487
China Taiping Insurance Holdings Co. Ltd.	149,603	153,246
China Tower Corp. Ltd., H Shares(c)	2,263,607	282,632
China Vanke Co. Ltd., H Shares	272,500	533,276
China Yongda Automobiles Services Holdings Ltd.	27,431	19,432
China Yuchai International Ltd.	1,989	16,568
Chindata Group Holdings Ltd., ADR(a)	2,870	24,223
Chongqing Iron & Steel Co. Ltd., H Shares	188,000	20,599
CIFI Holdings Group Co. Ltd.(b)	71,720	18,275
CITIC Ltd.	234,000	241,786
CITIC Securities Co. Ltd., H Shares	66,500	135,222
CMOC Group Ltd., H Shares	153,614	68,892
COSCO SHIPPING Development Co. Ltd.,H Shares	171,000	25,926
COSCO SHIPPING Energy Transportation Co. Ltd., H Shares(a)	44,160	33,533
COSCO SHIPPING Holdings Co. Ltd., H Shares	126,219	189,437
Country Garden Holdings Co. Ltd.	202,397	60,083
CSPC Pharmaceutical Group Ltd.	16,944	17,249
Dada Nexus Ltd., ADR(a)(b)	1,779	11,510
Daqo New Energy Corp., ADR(a)	924	61,603
Datang International Power Generation Co. Ltd., H Shares(a)	332,721	68,673
Dongfang Electric Corp. Ltd., H Shares	26,600	35,449
Dongfeng Motor Group Co. Ltd., H Shares	203,547	129,407
DouYu International Holdings Ltd., ADR(a)	11,411	17,116
ENN Energy Holdings Ltd.	3,902	56,873
FinVolution Group, ADR	6,711	33,018
Fosun International Ltd.	43,203	31,870
Fuyao Glass Industry Group Co. Ltd., H Shares(c)	3,385	16,173
Ganfeng Lithium Co. Ltd., H Shares(b)(c)	1,000	8,836
Geely Automobile Holdings Ltd.	25,926	52,520
GF Securities Co. Ltd., H Shares	39,200	51,342
Great Wall Motor Co. Ltd., H Shares	76,659	116,031
Greentown China Holdings Ltd.	4,500	8,531
Guangshen Railway Co. Ltd., H Shares(a)	152,726	23,934
Guangzhou Automobile Group Co. Ltd.,H Shares	93,945	81,152
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H Shares	3,482	8,394
Guangzhou R&F Properties Co. Ltd., H Shares, (Acquired 4/30/2019 - 6/17/2022; Cost $46,731)(b)(e)	75,428	15,664
H World Group Ltd., ADR(b)	630	23,707
Haier Smart Home Co. Ltd., H Shares	46,600	153,179
Hello Group, Inc., ADR	12,819	66,018
Hengan International Group Co. Ltd.	2,044	9,792
Hisense Home Appliances Group Co. Ltd.,H Shares	16,973	18,381
Hollysys Automation Technologies Ltd.	705	12,006
Huadian Power International Corp. Ltd., H Shares(b)	242,322	99,722

	Shares	Value
China-(continued)
Huaneng Power International, Inc., H Shares	309,188	$158,359
HUYA, Inc., ADR(a)	5,598	18,417
iQIYI, Inc., ADR(a)(b)	5,327	19,497
JD.com, Inc., A Shares	17,543	551,624
Jiangxi Copper Co. Ltd., H Shares	76,319	94,222
JinkoSolar Holding Co. Ltd., ADR(a)(b)	895	54,479
JOYY, Inc., ADR(b)	1,896	57,487
Kaisa Group Holdings Ltd.(a)(d)	32,000	693
KE Holdings, Inc., ADR(a)	8,649	156,028
Kingboard Holdings Ltd.	9,006	28,514
Kingsoft Cloud Holdings Ltd., ADR(a)	2,869	9,869
Kunlun Energy Co. Ltd.	78,756	68,733
Legend Holdings Corp., H Shares(c)	185,452	211,234
Lenovo Group Ltd.	120,895	100,119
LexinFintech Holdings Ltd., ADR	11,634	23,733
Li Auto, Inc., ADR(a)	2,257	64,934
Li Ning Co. Ltd.	1,000	9,173
Longfor Group Holdings Ltd.(c)	9,326	30,418
Lufax Holding Ltd., ADR	32,561	142,292
Maanshan Iron & Steel Co. Ltd., H Shares	160,091	41,813
Meituan, B Shares(a)(c)	3,361	81,275
Metallurgical Corp. of China Ltd., H Shares	511,302	97,064
NetEase, Inc.	6,800	122,851
New China Life Insurance Co. Ltd., H Shares	113,948	268,579
New Oriental Education & Technology Group, Inc., ADR(a)	6,518	185,111
NIO, Inc., ADR(a)	`2,275	45,295
Noah Holdings Ltd., ADR(a)	1,120	19,835
Nongfu Spring Co. Ltd., H Shares(c)	6,600	39,396
People’s Insurance Co. Group of China Ltd. (The), H Shares	588,492	182,197
PetroChina Co. Ltd., H Shares	5,060,398	2,391,953
PICC Property & Casualty Co. Ltd., H Shares	109,441	118,520
Pinduoduo, Inc., ADR(a)	8,050	573,965
Ping An Insurance (Group) Co. of China Ltd.,H Shares	261,105	1,541,910
Qudian, Inc., ADR(b)	33,582	31,903
Seazen Group Ltd.(a)	69,908	23,336
Shandong Chenming Paper Holdings Ltd., H Shares(a)	140,502	46,184
Shandong Gold Mining Co. Ltd., H Shares(c)	16,689	28,407
Shanghai Electric Group Co. Ltd., H Shares(a)	321,592	77,029
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	8,695	28,083
Shanghai Pharmaceuticals Holding Co. Ltd.,H Shares	49,279	71,826
Shenzhen International Holdings Ltd.	1,824	1,576
Shenzhou International Group Holdings Ltd.	1,159	12,160
Sino Biopharmaceutical Ltd.	47,853	25,241
Sinopec Engineering Group Co. Ltd., H Shares	47,707	21,335
Sinopec Oilfield Service Corp., H Shares	40,000	2,650
Sinopec Shanghai Petrochemical Co. Ltd.,H Shares	376,062	58,933
Sinopharm Group Co. Ltd., H Shares	37,417	83,331
Sinotrans Ltd., H Shares	196,815	56,420
Sinotruk Hong Kong Ltd.	21,000	21,057
SITC International Holdings Co. Ltd.	1,000	2,548
Sun Art Retail Group Ltd.	52,769	13,648
Sunny Optical Technology Group Co. Ltd.	1,796	24,690
TAL Education Group, ADR(a)	19,058	110,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)–(continued)

August 31, 2022

	Shares	Value
China-(continued)
Tencent Holdings Ltd.	12,340	$514,425
Tencent Music Entertainment Group, ADR(a)	33,950	173,484
Tianneng Power International Ltd.	2,000	2,133
Times China Holdings Ltd.	59,000	8,795
Tingyi Cayman Islands Holding Corp.	21,885	38,925
Tsingtao Brewery Co. Ltd., H Shares	5,030	49,026
Vipshop Holdings Ltd., ADR(a)	16,705	193,945
Vnet Group, Inc., ADR(a)(b)	4,542	24,300
Want Want China Holdings Ltd.	24,656	17,403
Weibo Corp., ADR(a)(b)	2,031	42,021
Weichai Power Co. Ltd., H Shares	121,368	162,672
WuXi AppTec Co. Ltd., H Shares(b)(c)	1,728	19,671
Wuxi Biologics Cayman, Inc.(a)(c)	1,000	8,880
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	20,400	30,513
Xinte Energy Co. Ltd., H Shares	8,000	20,997
Yangzijiang Shipbuilding Holdings Ltd.	114,534	79,634
Yankuang Energy Group Co. Ltd., H Shares	30,412	120,891
Yum China Holdings, Inc.	4,063	203,597
Zhejiang Expressway Co. Ltd., H Shares	8,000	6,095
Zhengqi Holdings Co. Ltd., Rts., TBA(d)	1,142	0
Zhengzhou Coal Mining Machinery Group Co. Ltd., H Shares	21,200	24,687
Zhongsheng Group Holdings Ltd.	2,500	11,865
Zijin Mining Group Co. Ltd., H Shares	109,189	124,368
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares	116,800	52,828
ZTE Corp., H Shares	28,250	59,892
ZTO Express Cayman, Inc., ADR	5,674	147,808

		20,135,420

Colombia-0.04%
Ecopetrol S.A.	27,888	14,230

Egypt-0.06%
Commercial International Bank Egypt S.A.E.	10,197	20,251

Greece-0.89%
Danaos Corp.	475	32,894
Hellenic Telecommunications Organization S.A.	2,656	42,358
Motor Oil Hellas Corinth Refineries S.A.	3,823	72,425
Public Power Corp. S.A.(a)	11,304	59,164
Star Bulk Carriers Corp.	1,541	30,127
Tsakos Energy Navigation Ltd.	3,894	60,084

		297,052

Hong Kong-0.13%
Nine Dragons Paper Holdings Ltd.	49,182	38,662
Skyworth Group Ltd.	11,409	5,698

		44,360

Hungary-0.30%
Gedeon Richter PLC	124	2,495
MOL Hungarian Oil & Gas PLC	14,232	97,880

		100,375

India-4.26%
Dr. Reddy’s Laboratories Ltd., ADR(b)	1,074	56,159
ICICI Bank Ltd., ADR(b)	19,920	435,053
Infosys Ltd., ADR	29,206	534,470
Tata Motors Ltd., ADR(b)	3,365	97,585
Tata Steel Ltd., GDR(c)	9,229	122,284

	Shares	Value
India-(continued)
Wipro Ltd., ADR(b)	21,615	$108,291
WNS (Holdings) Ltd., ADR(a)	716	60,323

		1,414,165

Indonesia-1.00%
PT Adaro Energy Indonesia Tbk	92,321	22,019
PT Astra International Tbk	83,960	39,456
PT Bank Rakyat Indonesia (Persero) Tbk	254,074	74,292
PT Indah Kiat Pulp & Paper Corp. Tbk	49,522	27,776
PT Indofood Sukses Makmur Tbk	93,902	39,383
PT Perusahaan Gas Negara Tbk	93,135	11,546
PT Telkom Indonesia (Persero) Tbk	260,399	80,001
PT United Tractors Tbk	16,370	37,334

		331,807

Kuwait-0.87%
Agility Public Warehousing Co. KSC	42,926	117,369
Mobile Telecommunications Co. KSCP	87,638	172,174

		289,543

Malaysia-0.85%
Axiata Group Bhd.	34,502	23,435
Genting Bhd.	15,882	16,679
IHH Healthcare Bhd.	6,900	9,559
IJM Corp. Bhd.	51,100	19,524
Kuala Lumpur Kepong Bhd.	5,600	28,954
MISC Bhd.	2,832	4,493
Petronas Chemicals Group Bhd.	18,512	36,399
Telekom Malaysia Bhd.	22,874	30,512
Tenaga Nasional Bhd.	52,298	105,052
Top Glove Corp. Bhd.	38,100	6,853

		281,460

Mexico-2.35%
Alfa S.A.B. de C.V., Class A	10,590	6,750
Arca Continental S.A.B. de C.V.	6,812	46,453
Cemex S.A.B. de C.V., Series CPO(a)	236,800	87,952
El Puerto de Liverpool S.A.B. de C.V., Series C-1	13,345	59,612
Fomento Economico Mexicano S.A.B. de C.V., Series CPO	28,100	176,422
Gruma S.A.B. de C.V., Class B(b)	1,628	17,770
Grupo Bimbo S.A.B. de C.V., Series A	10,908	35,915
Grupo Elektra S.A.B. de C.V.(b)	365	18,956
Grupo Financiero Banorte S.A.B. de C.V., Class O	19,205	113,614
Grupo Mexico S.A.B. de C.V., Class B	14,354	54,441
Grupo Televisa S.A.B., Series CPO	3,400	4,292
Industrias Penoles S.A.B. de C.V.	970	7,987
Kimberly-Clark de Mexico S.A.B. de C.V., Class A(b)	38,853	52,720
Nemak S.A.B. de C.V.(a)(c)	4,700	996
Orbia Advance Corp. S.A.B. de C.V.	12,288	23,230
Wal-Mart de Mexico S.A.B. de C.V., Series V	22,052	72,191

		779,301

Philippines-0.08%
ACEN Corp.	4,935	659
Ayala Corp.	2,025	25,315

		25,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)–(continued)

August 31, 2022

	Shares	Value
Poland-0.70%
Enea S.A.(a)	12,243	$19,777
KGHM Polska Miedz S.A.	918	17,313
Orange Polska S.A.(b)	7,505	9,586
PGE Polska Grupa Energetyczna S.A.(a)	19,037	29,096
Polski Koncern Naftowy ORLEN S.A.	8,248	107,184
Polskie Gornictwo Naftowe i Gazownictwo S.A.(a)	27,971	33,321
Tauron Polska Energia S.A.(a)	32,930	16,197

		232,474

Russia-0.00%
Aeroflot PJSC(a)(d)	15,654	0
Alrosa PJSC(d)	20,898	0
Bashneft PJSC, Preference Shares(d)	3,265	0
Federal Grid Co. Unified Energy System PJSC(a)(d)	4,903,095	0
Gazprom PJSC(d)	192,768	0
Inter RAO UES PJSC(d)	484,005	0
Lenta International Co. PJSC, GDR(d)	7,182	0
Lukoil PJSC(d)	5,375	0
Magnit PJSC(d)	825	0
MMC Norilsk Nickel PJSC(d)	264	0
Mobile TeleSystems PJSC(d)	9,047	0
Nizhnekamskneftekhim PJSC, Preference Shares(d)	17,391	0
Novatek PJSC(d)	1,922	0
Novolipetsk Steel PJSC(d)	7,352	0
PhosAgro PJSC(d)	214	0
Polymetal International PLC(d)	1,099	0
Polyus PJSC(d)	91	0
Rosneft Oil Co. PJSC(d)	28,631	0
Rostelecom PJSC(d)	15,754	0
RusHydro PJSC(d)	1,184,728	0
Severstal PAO(d)	1,051	0
Sistema PJSFC(d)	55,673	0
Surgutneftegas PJSC(d)	771,775	0
Tatneft PJSC(d)	18,419	0
TCS Group Holding PLC, GDR(a)(c)(d)	188	0
Transneft PJSC, Preference Shares(d)	26	0
X5 Retail Group N.V., GDR(c)(d)	3,143	0
Yandex N.V., Class A(a)(d)	322	0

		-

South Africa-3.09%
Aspen Pharmacare Holdings Ltd.	2,536	21,946
Barloworld Ltd.	2,375	12,123
Bid Corp. Ltd.	1,912	36,463
Bidvest Group Ltd. (The)	521	6,570
Capitec Bank Holdings Ltd.	266	31,892
Discovery Ltd.(a)	1,670	12,036
Exxaro Resources Ltd.	3,371	43,179
Foschini Group Ltd. (The)	1,823	13,601
Gold Fields Ltd.	3,070	24,988
Harmony Gold Mining Co. Ltd.	5,111	12,942
Impala Platinum Holdings Ltd.	3,491	36,945
Life Healthcare Group Holdings Ltd.	10,097	11,889
Momentum Metropolitan Holdings	10,453	10,211
Motus Holdings Ltd.	1,284	8,739
Mr Price Group Ltd.	814	8,893
MTN Group Ltd.	1,541	11,234
Naspers Ltd., Class N	835	118,838

	Shares	Value
South Africa-(continued)
Ninety One Ltd.	9,590	$21,746
Old Mutual Ltd.	108,149	64,530
Pepkor Holdings Ltd.(c)	11,107	13,105
Pick n Pay Stores Ltd.(b)	9,132	33,116
Remgro Ltd.	2,812	21,012
RMB Holdings Ltd.	17,985	1,899
Sanlam Ltd.	16,392	51,279
Sappi Ltd.(a)	8,742	23,470
Sasol Ltd.(a)	5,194	101,120
Shoprite Holdings Ltd.	3,842	52,458
Sibanye Stillwater Ltd.	17,461	39,431
SPAR Group Ltd. (The)	5,553	51,013
Tiger Brands Ltd.(b)	5,131	50,189
Woolworths Holdings Ltd.	24,125	79,264

		1,026,121

Taiwan-12.99%
Acer, Inc.	37,169	26,865
ASE Technology Holding Co. Ltd.	20,457	57,397
Asustek Computer, Inc.	7,855	65,808
AUO Corp.	168,784	92,883
Catcher Technology Co. Ltd.	8,100	49,365
Chailease Holding Co. Ltd.	2,276	14,731
Chicony Electronics Co. Ltd.	7,000	18,766
China Airlines Ltd.	23,401	17,529
China Development Financial Holding Corp.	204,439	90,004
China Steel Corp.	91,512	87,040
Chunghwa Telecom Co. Ltd.	19,419	77,198
Compal Electronics, Inc.	131,252	98,102
Delta Electronics, Inc.	8,764	75,727
Eva Airways Corp.	12,716	14,100
Evergreen Marine Corp. Taiwan Ltd.	9,000	26,109
Far Eastern New Century Corp.	4,520	4,863
Formosa Chemicals & Fibre Corp.	55,552	125,386
Formosa Petrochemical Corp.	21,000	57,817
Formosa Plastics Corp.	38,272	114,549
Foxconn Technology Co. Ltd.	14,653	24,359
General Interface Solution Holding Ltd.	1,000	2,648
Globalwafers Co. Ltd.	1,000	15,967
Himax Technologies, Inc., ADR	2,429	15,133
Hon Hai Precision Industry Co. Ltd.	185,589	664,614
Hotai Motor Co. Ltd.	658	13,273
Innolux Corp.	226,264	89,948
Inventec Corp.	46,325	35,234
Largan Precision Co. Ltd.	689	44,254
Lite-On Technology Corp.	9,514	20,567
Macronix International Co. Ltd.	7,000	7,578
MediaTek, Inc.	4,436	97,209
Mercuries Life Insurance Co. Ltd.(a)	94,587	22,157
Micro-Star International Co. Ltd.	6,040	22,821
Nan Ya Plastics Corp.	56,667	127,902
Nanya Technology Corp.	10,468	18,365
Novatek Microelectronics Corp.	2,416	20,916
Pegatron Corp.	61,819	129,173
Pou Chen Corp.	2,628	2,504
Powerchip Semiconductor Manufacturing Corp.	9,000	10,186
Powertech Technology, Inc.	877	2,461
President Chain Store Corp.	3,976	35,008
Qisda Corp.	21,000	20,215
Quanta Computer, Inc.	44,874	116,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)–(continued)

August 31, 2022

	Shares	Value
Taiwan-(continued)
Realtek Semiconductor Corp.	1,261	$14,334
Shin Kong Financial Holding Co. Ltd.	162,000	46,784
Silicon Motion Technology Corp., ADR	121	9,330
Sino-American Silicon Products, Inc.	2,586	14,231
TA Chen Stainless Pipe	12,120	15,749
Taiwan Cement Corp.	22,527	29,086
Taiwan Semiconductor Manufacturing Co. Ltd.	57,990	962,134
Teco Electric and Machinery Co. Ltd.	47,556	46,247
TPK Holding Co. Ltd.	21,240	25,366
Unimicron Technology Corp.	1,519	7,561
Uni-President Enterprises Corp.	66,385	143,948
United Microelectronics Corp.	49,003	66,169
Walsin Lihwa Corp.	21,141	27,574
Wan Hai Lines Ltd.	5,750	16,398
Winbond Electronics Corp.	21,000	15,317
Wistron Corp.	84,194	76,622
WPG Holdings Ltd.	25,406	42,903
WT Microelectronics Co. Ltd.	6,000	12,754
Yageo Corp.	3,748	40,451
Yang Ming Marine Transport Corp.	9,000	23,330
Zhen Ding Technology Holding Ltd.	1,101	4,124

		4,314,055

Thailand-1.17%
Central Retail Corp. PCL, NVDR	32,200	35,766
Charoen Pokphand Foods PCL, NVDR	49,049	34,975
CP ALL PCL, NVDR	15,043	25,373
Indorama Ventures PCL, NVDR	4,192	4,972
IRPC PCL, NVDR	181,237	16,999
PTT Exploration & Production PCL, NVDR	8,972	41,461
PTT Global Chemical PCL, NVDR	21,858	28,475
PTT PCL, NVDR	156,404	160,854
Thai Beverage PCL	45,645	21,103
Thai Oil PCL, NVDR	11,003	18,332
Thai Oil PCL, Rts., expiring 09/30/2022(d)	934	0

		388,310

Turkey-0.88%
AG Anadolu Grubu Holding A.S.	3,405	13,896
BIM Birlesik Magazalar A.S.	8,587	51,632

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

TBA-To Be Announced

	Shares	Value
Turkey-(continued)
Eregli Demir ve Celik Fabrikalari TAS	29,200	$46,189
Is Yatirim Menkul Degerler A.S.	18,643	29,141
KOC Holding A.S.	10,218	25,620
Turk Hava Yollari AO(a)	10,111	40,623
Turkcell Iletisim Hizmetleri A.S.	31,961	37,943
Turkiye Petrol Rafinerileri A.S.(a)	2,325	45,913

		290,957

United Arab Emirates-0.57%
Aldar Properties PJSC	63,825	83,755
Emaar Properties PJSC	62,746	106,938

		190,693

United Republic of Tanzania-0.09%
AngloGold Ashanti Ltd.(b)	2,299	30,973

United States-0.20%
JBS S.A.	11,371	64,943

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral fromsecurities on loan)-99.28% (Cost $38,615,295)		32,973,555

Investments Purchased with Cash Collateral from Securitieson Loan

Money Market Funds-3.57%
Invesco Private Government Fund, 2.29%(f)(g)(h)	332,157	332,157
Invesco Private Prime Fund, 2.37%(f)(g)(h)	854,034	854,119

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,186,244)		1,186,276

TOTAL INVESTMENTS IN SECURITIES-102.85% (Cost $39,801,539)		34,159,831
OTHER ASSETS LESS LIABILITIES-(2.85)%		(946,518)

NET ASSETS-100.00%		$33,213,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $1,036,812, which represented 3.12% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	Restricted security. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$8,877,991	$(8,877,991)	$-	$-	$-	$272

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	122,013	4,223,765	(4,013,621)	-	-	332,157	1,912	*

Invesco Private Prime Fund	284,696	9,256,032	(8,686,398)	32	(243)	854,119	5,465	*

Total	$406,709	$22,357,788	$(21,578,010)	$32	$(243)	$1,186,276	$7,649

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco RAFITM Strategic US ETF (IUS)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.77%
Communication Services-11.69%
Activision Blizzard, Inc.	2,118	$166,242
Alphabet, Inc., Class A(b)	50,349	5,448,769
Altice USA, Inc., Class A(b)	13,253	132,530
AT&T, Inc.	132,065	2,316,420
Charter Communications, Inc., Class A(b)	1,593	657,320
Comcast Corp., Class A(c)	38,145	1,380,467
DISH Network Corp., Class A(b)(c)	8,114	140,778
Electronic Arts, Inc.	1,034	131,184
Fox Corp., Class A	5,554	189,836
IAC, Inc.(b)	556	35,734
Interpublic Group of Cos., Inc. (The)	3,305	91,350
Liberty Broadband Corp., Class C(b)	1,369	139,227
Liberty Media Corp.-Liberty Formula One, Class C(b)	706	44,958
Lumen Technologies, Inc.	27,719	276,081
Meta Platforms, Inc., Class A(b)	16,612	2,706,593
Netflix, Inc.(b)	1,026	229,373
News Corp., Class A	5,630	95,260
Nexstar Media Group, Inc., Class A(c)	391	74,806
Omnicom Group, Inc.	1,797	120,219
Paramount Global, Class B(c)	7,122	166,584
Telephone & Data Systems, Inc.	3,631	59,076
T-Mobile US, Inc.(b)	3,488	502,132
Twitter, Inc.(b)	2,595	100,556
Verizon Communications, Inc.	38,796	1,622,061
Walt Disney Co. (The)(b)	6,992	783,663
Warner Bros Discovery, Inc.(b)	7,711	102,094

		17,713,313

Consumer Discretionary-12.15%
Adient PLC(b)	1,708	56,706
Advance Auto Parts, Inc.	618	104,219
Airbnb, Inc., Class A(b)	853	96,491
Amazon.com, Inc.(b)	23,988	3,040,959
Aptiv PLC(b)(c)	1,216	113,611
Aramark	1,953	69,742
Asbury Automotive Group, Inc.(b)(c)	326	56,880
Autoliv, Inc. (Sweden)	770	59,898
AutoNation, Inc.(b)	1,049	130,705
AutoZone, Inc.(b)	120	254,305
Bath & Body Works, Inc.	2,966	110,721
Bed Bath & Beyond, Inc.(b)(c)	5,341	50,900
Best Buy Co., Inc.	4,121	291,313
Booking Holdings, Inc.(b)	50	93,790
BorgWarner, Inc.	2,667	100,546
Brunswick Corp.	663	49,533
Burlington Stores, Inc.(b)	337	47,244
Caesars Entertainment, Inc.(b)	1,053	45,405
Capri Holdings Ltd.(b)	1,143	53,927
CarMax, Inc.(b)(c)	1,014	89,678
Chipotle Mexican Grill, Inc.(b)	52	83,034
D.R. Horton, Inc.	2,662	189,401
Dana, Inc.	2,797	43,270
Darden Restaurants, Inc.	698	86,350
Dick’s Sporting Goods, Inc.	1,462	155,513
Dillard’s, Inc., Class A(c)	183	54,212
Dollar General Corp.	1,647	391,031

	Shares	Value
Consumer Discretionary-(continued)
Dollar Tree, Inc.(b)	1,454	$197,279
Domino’s Pizza, Inc.	154	57,266
eBay, Inc.	7,201	317,780
Expedia Group, Inc.(b)	959	98,441
Foot Locker, Inc.(c)	1,848	68,080
Ford Motor Co.	76,435	1,164,869
Gap, Inc. (The)(c)	4,735	43,278
Garmin Ltd.	648	57,342
General Motors Co.	28,147	1,075,497
Genuine Parts Co.	1,006	156,946
Goodyear Tire & Rubber Co. (The)(b)	8,092	113,531
Group 1 Automotive, Inc.	428	76,437
Hanesbrands, Inc.	3,687	32,114
Harley-Davidson, Inc.(c)	1,593	61,442
Hasbro, Inc.	723	56,987
Home Depot, Inc. (The)	4,829	1,392,780
Kohl’s Corp.	3,936	111,861
Lear Corp.	782	108,416
Lennar Corp., Class A(c)	3,563	275,954
Lithia Motors, Inc., Class A(c)	371	98,478
LKQ Corp.	2,449	130,336
Lowe’s Cos., Inc.	5,171	1,003,898
lululemon athletica, inc.(b)	210	62,992
Macy’s, Inc.	7,562	130,974
Marriott International, Inc., Class A	339	52,118
McDonald’s Corp.	1,596	402,639
MercadoLibre, Inc. (Brazil)(b)	63	53,888
MGM Resorts International	2,930	95,635
Mohawk Industries, Inc.(b)	775	85,529
Murphy USA, Inc.	294	85,310
Newell Brands, Inc.	4,354	77,719
NIKE, Inc., Class B	3,948	420,265
NVR, Inc.(b)	24	99,361
ODP Corp. (The)(b)	1,151	41,148
O’Reilly Automotive, Inc.(b)	337	234,929
PENN Entertainment, Inc.(b)(c)	1,493	46,626
Penske Automotive Group, Inc.(c)	450	53,059
Polaris, Inc.	628	71,134
PulteGroup, Inc.	2,979	121,126
PVH Corp.	1,152	64,800
Qurate Retail, Inc., Class A(c)	34,634	107,365
Ralph Lauren Corp.(c)	548	50,049
Ross Stores, Inc.	1,988	171,505
Service Corp. International	937	57,822
Signet Jewelers Ltd.(c)	997	65,174
Starbucks Corp.	3,960	332,917
Tapestry, Inc.	2,421	84,081
Target Corp.	5,100	817,734
Taylor Morrison Home Corp., Class A(b)	1,857	46,629
Tempur Sealy International, Inc.(c)	2,268	56,723
Tenneco, Inc., Class A(b)(c)	3,904	73,629
Tesla, Inc.(b)	1,784	491,688
Thor Industries, Inc.(c)	894	72,423
TJX Cos., Inc. (The)	5,656	352,652
Toll Brothers, Inc.	1,696	74,268
Tractor Supply Co.	560	103,684
Tri Pointe Homes, Inc.(b)(c)	2,026	35,111
Ulta Beauty, Inc.(b)	271	113,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2022

	Shares	Value
Consumer Discretionary-(continued)
VF Corp.	1,859	$77,056
Wayfair, Inc., Class A(b)(c)	1,211	63,832
Whirlpool Corp.(c)	977	152,998
Williams-Sonoma, Inc.(c)	877	130,454
Yum! Brands, Inc.	686	76,311

		18,425,538

Consumer Staples-9.01%
Albertsons Cos., Inc., Class A	2,596	71,416
Altria Group, Inc.	9,915	447,365
Archer-Daniels-Midland Co.	5,179	455,182
BJ’s Wholesale Club Holdings, Inc.(b)	1,361	101,381
Brown-Forman Corp., Class B	872	63,394
Bunge Ltd.	1,260	124,954
Campbell Soup Co.	1,184	59,650
Casey’s General Stores, Inc.(c)	278	59,428
Church & Dwight Co., Inc.	815	68,224
Clorox Co. (The)	666	96,130
Coca-Cola Co. (The)	12,505	771,684
Colgate-Palmolive Co.	3,197	250,037
Conagra Brands, Inc.	4,113	141,405
Constellation Brands, Inc., Class A	805	198,070
Costco Wholesale Corp.	2,569	1,341,275
Darling Ingredients, Inc.(b)	608	46,244
Estee Lauder Cos., Inc. (The), Class A	934	237,591
General Mills, Inc.	3,330	255,744
Herbalife Nutrition Ltd.(b)	2,617	68,278
Hershey Co. (The)	563	126,489
Hormel Foods Corp.	2,182	109,711
Ingredion, Inc.	537	46,757
JM Smucker Co. (The)	970	135,790
Kellogg Co.	1,798	130,787
Keurig Dr Pepper, Inc.	3,898	148,592
Kimberly-Clark Corp.	1,483	189,112
Kraft Heinz Co. (The)	10,526	393,672
Kroger Co. (The)	13,029	624,610
McCormick & Co., Inc.	786	66,079
Molson Coors Beverage Co., Class B	2,440	126,075
Mondelez International, Inc., Class A	7,255	448,794
Monster Beverage Corp.(b)	551	48,945
PepsiCo, Inc.	4,716	812,425
Performance Food Group Co.(b)	2,905	145,192
Philip Morris International, Inc.	5,457	521,089
Post Holdings, Inc.(b)	671	59,558
Procter & Gamble Co. (The)	10,875	1,500,098
Rite Aid Corp.(b)	14,381	103,256
Sysco Corp.	2,955	242,960
Tyson Foods, Inc., Class A	3,823	288,178
United Natural Foods, Inc.(b)	2,614	115,225
US Foods Holding Corp.(b)	3,421	104,751
Walgreens Boots Alliance, Inc.	13,926	488,246
Walmart, Inc.	13,810	1,830,515

		13,664,358

Energy-7.26%
Antero Resources Corp.(b)	1,680	67,334
APA Corp.	2,107	82,405
Baker Hughes Co., Class A	5,144	129,938
Cheniere Energy, Inc.	693	111,005
Chesapeake Energy Corp.	558	56,073
Chevron Corp.	11,312	1,787,975

	Shares	Value
Energy-(continued)
ConocoPhillips	6,924	$757,832
Continental Resources, Inc.	779	54,398
Coterra Energy, Inc.	2,414	74,617
Devon Energy Corp.	2,108	148,867
Diamondback Energy, Inc.	1,114	148,474
EOG Resources, Inc.	2,848	345,462
EQT Corp.(c)	1,865	89,147
Exxon Mobil Corp.	30,536	2,918,936
Halliburton Co.	3,034	91,414
Hess Corp.(c)	821	99,160
HF Sinclair Corp.	1,451	76,366
Kinder Morgan, Inc.	18,088	331,372
Marathon Oil Corp.	4,944	126,517
Marathon Petroleum Corp.	6,991	704,343
Murphy Oil Corp.	1,422	55,415
NOV, Inc.	2,825	49,918
Occidental Petroleum Corp.	4,954	351,734
ONEOK, Inc.	2,791	170,893
Ovintiv, Inc.	2,203	117,068
PBF Energy, Inc., Class A(b)	2,301	78,602
PDC Energy, Inc.	697	47,333
Phillips 66	5,630	503,660
Pioneer Natural Resources Co.	992	251,194
Schlumberger N.V.	5,636	215,013
Targa Resources Corp.	1,623	110,737
TechnipFMC PLC (United Kingdom)(b)	6,704	54,839
Valero Energy Corp.	4,022	471,057
Williams Cos., Inc. (The)	6,582	223,986
World Fuel Services Corp.	3,989	102,916

		11,006,000

Financials-7.88%
Affiliated Managers Group, Inc.(c)	504	64,189
Alleghany Corp.(b)	136	114,401
Allstate Corp. (The)	4,186	504,413
American Express Co.	4,014	610,128
Aon PLC, Class A	808	225,642
Arthur J. Gallagher & Co.	681	123,649
Assurant, Inc.	619	98,105
Berkshire Hathaway, Inc., Class B(b)	16,694	4,687,675
Blackstone, Inc., Class A(c)	3,277	307,841
Brown & Brown, Inc.	832	52,449
Cboe Global Markets, Inc.	638	75,265
Chubb Ltd.	3,919	740,887
Cincinnati Financial Corp.	1,102	106,850
Credit Acceptance Corp.(b)	90	47,887
Equitable Holdings, Inc.	4,603	136,939
Evercore, Inc., Class A	377	35,321
Everest Re Group Ltd.	473	127,261
Fidelity National Financial, Inc.	4,247	166,058
First American Financial Corp.	1,425	76,238
Franklin Resources, Inc.(c)	2,791	72,761
Hanover Insurance Group, Inc. (The)	395	51,109
Hartford Financial Services Group, Inc. (The)	4,322	277,948
Invesco Ltd.(d)	6,281	103,448
Janus Henderson Group PLC(c)	2,520	58,968
Kemper Corp.	1,090	50,140
Lazard Ltd., Class A	1,325	48,164
LPL Financial Holdings, Inc.	230	50,906
Markel Corp.(b)	106	126,576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
Marsh & McLennan Cos., Inc.	1,625	$262,226
Moody’s Corp.	430	122,344
MSCI, Inc.	119	53,460
Nasdaq, Inc.	1,600	95,248
Old Republic International Corp.	4,747	103,674
OneMain Holdings, Inc.(c)	2,853	99,655
Progressive Corp. (The)	4,423	542,481
Rocket Cos., Inc., Class A(c)	21,407	169,115
S&P Global, Inc.	537	189,121
StoneX Group, Inc.(b)	2,205	204,712
T. Rowe Price Group, Inc.(c)	1,596	191,520
Travelers Cos., Inc. (The)	2,803	453,077
Virtu Financial, Inc., Class A	2,006	46,058
W.R. Berkley Corp.	1,330	86,184
Willis Towers Watson PLC	889	183,872

		11,943,965

Health Care-15.28%
Abbott Laboratories	5,912	606,867
AbbVie, Inc.	6,791	913,118
Agilent Technologies, Inc.	924	118,503
Align Technology, Inc.(b)	203	49,471
AmerisourceBergen Corp.	3,434	503,287
Amgen, Inc.	2,655	637,996
Avantor, Inc.(b)	1,629	40,578
Baxter International, Inc.	2,302	132,273
Becton, Dickinson and Co.	1,362	343,796
Biogen, Inc.(b)	1,204	235,238
BioNTech SE, ADR (Germany)	647	93,582
Boston Scientific Corp.(b)	4,141	166,924
Bristol-Myers Squibb Co.	12,899	869,522
Cardinal Health, Inc.	10,569	747,440
Centene Corp.(b)	7,086	635,898
Cigna Corp.	4,407	1,249,164
Cooper Cos., Inc. (The)	159	45,703
CVS Health Corp.	17,475	1,715,171
Danaher Corp.	1,624	438,334
DaVita, Inc.(b)	1,430	121,965
DENTSPLY SIRONA, Inc.	1,533	50,236
Edwards Lifesciences Corp.(b)	923	83,162
Elanco Animal Health, Inc.(b)	2,175	32,908
Elevance Health, Inc.	1,783	864,951
Eli Lilly and Co.	1,290	388,587
Encompass Health Corp.(c)	668	32,445
Enhabit, Inc.(b)	290	4,814
Gilead Sciences, Inc.	8,249	523,564
HCA Healthcare, Inc.	1,973	390,398
Henry Schein, Inc.(b)	890	65,335
Hologic, Inc.(b)	1,261	85,193
Horizon Therapeutics PLC(b)	549	32,506
Humana, Inc.	992	477,926
IDEXX Laboratories, Inc.(b)	130	45,191
Illumina, Inc.(b)	330	66,541
Intuitive Surgical, Inc.(b)	513	105,545
IQVIA Holdings, Inc.(b)(c)	681	144,821
Jazz Pharmaceuticals PLC(b)	293	45,479
Johnson & Johnson	9,064	1,462,386
Laboratory Corp. of America Holdings	768	173,007
McKesson Corp.	2,908	1,067,236
Medtronic PLC	6,338	557,237

	Shares	Value
Health Care-(continued)
Merck & Co., Inc.	8,744	$746,388
Mettler-Toledo International, Inc.(b)	51	61,835
Moderna, Inc.(b)	1,933	255,678
Molina Healthcare, Inc.(b)	464	156,540
PerkinElmer, Inc.	474	64,018
Perrigo Co. PLC	1,355	50,704
Pfizer, Inc.	27,202	1,230,346
Quest Diagnostics, Inc.	1,337	167,539
Regeneron Pharmaceuticals, Inc.(b)	478	277,747
ResMed, Inc.	224	49,262
STERIS PLC	234	47,123
Stryker Corp.	866	177,703
Syneos Health, Inc.(b)	648	38,951
Tenet Healthcare Corp.(b)	1,514	85,541
Thermo Fisher Scientific, Inc.	1,024	558,408
UnitedHealth Group, Inc.	4,127	2,143,275
Universal Health Services, Inc., Class B	962	94,122
Vertex Pharmaceuticals, Inc.(b)	619	174,409
Viatris, Inc.	17,427	166,428
Waters Corp.(b)	112	33,443
Zimmer Biomet Holdings, Inc.	990	105,257
Zoetis, Inc.	773	120,998

		23,170,013

Industrials-9.65%
3M Co.(c)	3,509	436,344
A.O. Smith Corp.	800	45,160
AECOM	1,465	107,165
AGCO Corp.	552	60,008
AMETEK, Inc.	660	79,306
Avis Budget Group, Inc.(b)(c)	637	106,621
Boise Cascade Co.	564	35,154
Booz Allen Hamilton Holding Corp.	796	76,177
Builders FirstSource, Inc.(b)	1,970	115,462
C.H. Robinson Worldwide, Inc.	1,007	114,949
CACI International, Inc., Class A(b)	214	60,106
Carlisle Cos., Inc.	215	63,567
Carrier Global Corp.	4,132	161,644
Caterpillar, Inc.	2,582	476,921
Cintas Corp.	286	116,356
Copart, Inc.(b)	362	43,313
CoStar Group, Inc.(b)	719	50,071
CSX Corp.	9,897	313,240
Cummins, Inc.	1,147	247,029
Deere & Co.	1,340	489,435
Dover Corp.	598	74,726
Eaton Corp. PLC	1,756	239,940
EMCOR Group, Inc.	532	63,265
Emerson Electric Co.	2,743	224,213
Equifax, Inc.	331	62,476
Expeditors International of Washington, Inc.	865	89,000
Fastenal Co.	1,510	75,998
FedEx Corp.	2,789	587,949
Fluor Corp.(b)(c)	1,752	46,323
Fortive Corp.	1,449	91,765
Fortune Brands Home & Security, Inc.	1,026	63,027
General Dynamics Corp.	1,818	416,195
General Electric Co.	6,450	473,688
Honeywell International, Inc.	2,795	529,233
Howmet Aerospace, Inc.	1,537	54,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
Hubbell, Inc.	215	$44,355
Huntington Ingalls Industries, Inc.	330	75,986
Illinois Tool Works, Inc.	945	184,114
Ingersoll Rand, Inc.	1,991	94,314
J.B. Hunt Transport Services, Inc.	382	66,476
Jacobs Solutions, Inc.	677	84,341
Johnson Controls International PLC	5,652	305,999
Knight-Swift Transportation Holdings, Inc.	1,538	77,684
L3Harris Technologies, Inc.	1,507	343,882
Leidos Holdings, Inc.	861	81,838
Lennox International, Inc.	195	46,823
Lockheed Martin Corp.	1,432	601,598
ManpowerGroup, Inc.	1,109	81,312
Masco Corp.	1,516	77,119
MDU Resources Group, Inc.	1,926	58,069
Nielsen Holdings PLC	1,714	47,718
Norfolk Southern Corp.	1,382	336,006
Northrop Grumman Corp.	843	402,946
Old Dominion Freight Line, Inc.	279	75,723
Oshkosh Corp.	709	56,550
Otis Worldwide Corp.	1,291	93,236
Owens Corning	1,100	89,903
PACCAR, Inc.	2,410	210,899
Parker-Hannifin Corp.	624	165,360
Pentair PLC	864	38,448
Quanta Services, Inc.	685	96,790
Raytheon Technologies Corp.	8,929	801,378
Republic Services, Inc.	787	112,321
Robert Half International, Inc.	540	41,564
Rockwell Automation, Inc.	387	91,696
Ryder System, Inc.	1,136	86,836
Schneider National, Inc., Class B	1,913	43,731
Science Applications International Corp.(c)	613	55,826
Snap-on, Inc.	352	76,687
Stanley Black & Decker, Inc.	1,513	133,295
Textron, Inc.	1,964	122,514
Toro Co. (The)	538	44,616
Trane Technologies PLC	1,136	175,024
TransUnion	509	37,600
Uber Technologies, Inc.(b)	3,276	94,218
Union Pacific Corp.	2,976	668,142
United Parcel Service, Inc., Class B	4,330	842,228
United Rentals, Inc.(b)	458	133,754
Univar Solutions, Inc.(b)	1,491	37,603
Verisk Analytics, Inc.	399	74,677
W.W. Grainger, Inc.	207	114,873
Wabtec Corp.	1,172	102,726
Waste Connections, Inc.	826	114,963
Waste Management, Inc.	1,479	249,995
Watsco, Inc.(c)	172	46,789
WESCO International, Inc.(b)	562	74,004
XPO Logistics, Inc.(b)	1,279	67,045
Xylem, Inc.	650	59,215

		14,631,091

Information Technology-20.81%
Accenture PLC, Class A	2,300	663,458
Adobe, Inc.(b)	1,030	384,643
Advanced Micro Devices, Inc.(b)	2,163	183,574
Akamai Technologies, Inc.(b)	764	68,974

	Shares	Value
Information Technology-(continued)
Amdocs Ltd.	933	$79,744
Amkor Technology, Inc.	2,339	47,084
Amphenol Corp., Class A	1,684	123,825
Analog Devices, Inc.	1,808	273,966
ANSYS, Inc.(b)	171	42,459
Apple, Inc.	53,469	8,406,396
Applied Materials, Inc.	3,922	368,943
Arista Networks, Inc.(b)	454	54,426
Arrow Electronics, Inc.(b)	1,380	144,638
Autodesk, Inc.(b)	453	91,388
Automatic Data Processing, Inc.	1,182	288,893
Avnet, Inc.	1,839	80,714
Block, Inc., Class A(b)(c)	1,112	76,628
Broadcom, Inc.	1,466	731,695
Broadridge Financial Solutions, Inc.	323	55,288
Cadence Design Systems, Inc.(b)	466	80,977
CDW Corp.	856	146,119
Ciena Corp.(b)	835	42,368
Cisco Systems, Inc.	23,972	1,072,028
Cognizant Technology Solutions Corp., Class A	3,165	199,933
Corning, Inc.	5,732	196,722
Dell Technologies, Inc., Class C	13,985	535,486
Dropbox, Inc., Class A(b)	2,769	59,229
DXC Technology Co.(b)	3,181	78,825
F5, Inc.(b)	318	49,945
Fair Isaac Corp.(b)	120	53,928
Fiserv, Inc.(b)	3,468	350,927
FleetCor Technologies, Inc.(b)	331	70,347
Flex Ltd.(b)	8,130	144,795
Fortinet, Inc.(b)	986	48,008
Gartner, Inc.(b)	347	99,006
Genpact Ltd.	986	46,322
GoDaddy, Inc., Class A(b)	667	50,572
Hewlett Packard Enterprise Co.	20,433	277,889
HP, Inc.	16,056	460,968
Intel Corp.	41,058	1,310,571
International Business Machines Corp.	6,459	829,659
Intuit, Inc.	631	272,453
Jabil, Inc.	2,318	139,775
Juniper Networks, Inc.	2,479	70,453
Keysight Technologies, Inc.(b)	618	101,284
KLA Corp.	469	161,397
Lam Research Corp.	612	268,001
Marvell Technology, Inc.	1,938	90,737
Mastercard, Inc., Class A	1,601	519,316
Microchip Technology, Inc.	1,675	109,294
Micron Technology, Inc.	8,244	466,033
Microsoft Corp.	17,463	4,566,051
Motorola Solutions, Inc.	466	113,429
NCR Corp.(b)	1,430	44,401
NetApp, Inc.	1,184	85,402
NortonLifeLock, Inc.	1,857	41,950
NVIDIA Corp.	2,431	366,935
ON Semiconductor Corp.(b)	1,208	83,074
Oracle Corp.	11,660	864,589
Palo Alto Networks, Inc.(b)	171	95,214
Paychex, Inc.	664	81,898
PayPal Holdings, Inc.(b)	5,178	483,832
Qorvo, Inc.(b)	851	76,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
QUALCOMM, Inc.	4,499	$595,083
Roper Technologies, Inc.	274	110,307
salesforce.com, inc.(b)	2,621	409,191
Seagate Technology Holdings PLC	2,118	141,821
ServiceNow, Inc.(b)	211	91,705
Skyworks Solutions, Inc.	989	97,466
SS&C Technologies Holdings, Inc.	1,310	73,046
Synopsys, Inc.(b)	317	109,688
TD SYNNEX Corp.	541	52,087
TE Connectivity Ltd. (Switzerland)	1,602	202,188
Teledyne Technologies, Inc.(b)	133	48,992
Teradyne, Inc.	595	50,361
Texas Instruments, Inc.	2,520	416,329
Trimble, Inc.(b)	760	48,070
Twilio, Inc., Class A(b)	507	35,277
Visa, Inc., Class A(c)	4,839	961,558
VMware, Inc., Class A	2,000	232,060
Western Digital Corp.(b)	2,526	106,749
Western Union Co. (The)	3,479	51,559
Workday, Inc., Class A(b)	372	61,216
Xerox Holdings Corp.(c)	5,017	83,383
Zebra Technologies Corp., Class A(b)	167	50,374
Zoom Video Communications, Inc., Class A(b)	638	51,295

		31,553,086

Materials-3.94%
Air Products and Chemicals, Inc.	861	217,359
Albemarle Corp.	223	59,755
Alcoa Corp.(c)	1,100	54,428
Amcor PLC	10,668	128,123
Ashland, Inc.	447	45,487
Avery Dennison Corp.	395	72,530
Ball Corp.	1,648	91,975
Berry Global Group, Inc.(b)	1,525	82,853
Celanese Corp.	780	86,471
CF Industries Holdings, Inc.	986	102,011
Chemours Co. (The)	1,200	40,476
Cleveland-Cliffs, Inc.(b)(c)	5,220	90,149
Corteva, Inc.	4,294	263,780
Crown Holdings, Inc.	943	85,426
Dow, Inc.	6,626	337,926
DuPont de Nemours, Inc.	5,127	285,266
Eastman Chemical Co.	1,175	106,925
Ecolab, Inc.	721	118,121
FMC Corp.	510	55,121
Freeport-McMoRan, Inc.	7,425	219,780
Graphic Packaging Holding Co.	2,537	56,499
Huntsman Corp.	1,699	47,606
International Flavors & Fragrances, Inc.	1,195	132,024
International Paper Co.	4,160	173,139
Linde PLC (United Kingdom)	2,193	620,312
Louisiana-Pacific Corp.	1,313	71,204
LyondellBasell Industries N.V., Class A	2,519	209,077
Martin Marietta Materials, Inc.	213	74,062
Mosaic Co. (The)	2,318	124,871
Newmont Corp.	4,610	190,670
Nucor Corp.	2,856	379,677
Olin Corp.	1,139	62,258
Packaging Corp. of America	501	68,597
PPG Industries, Inc.	1,157	146,916

	Shares	Value
Materials-(continued)
Reliance Steel & Aluminum Co.	521	$97,938
RPM International, Inc.	545	50,772
Sealed Air Corp.	807	43,425
Sherwin-Williams Co. (The)	986	228,851
Sonoco Products Co.	822	51,802
Steel Dynamics, Inc.	1,765	142,471
Ternium S.A., ADR (Mexico)	3,422	105,432
United States Steel Corp.	5,574	127,477
Vulcan Materials Co.	469	78,084
WestRock Co.	3,680	149,371

		5,976,497

Real Estate-0.52%
CBRE Group, Inc., Class A(b)	1,828	144,339
Equinix, Inc.	191	125,558
Iron Mountain, Inc.(c)	1,051	55,293
Jones Lang LaSalle, Inc.(b)	505	87,365
Public Storage	532	176,002
SBA Communications Corp., Class A	217	70,579
Weyerhaeuser Co.	3,526	120,448

		779,584

Utilities-1.58%
AES Corp. (The)	4,967	126,410
Alliant Energy Corp.	892	54,448
CenterPoint Energy, Inc.	2,694	84,942
CMS Energy Corp.	1,422	96,042
Consolidated Edison, Inc.	2,116	206,818
DTE Energy Co.	1,492	194,467
Edison International	2,116	143,401
Entergy Corp.	1,364	157,269
Eversource Energy	1,787	160,276
Exelon Corp.	7,864	345,308
FirstEnergy Corp.	3,444	136,210
NiSource, Inc.	2,509	74,041
NRG Energy, Inc.	2,500	103,200
UGI Corp.	1,644	64,938
Vistra Corp.	4,099	101,450
WEC Energy Group, Inc.	1,471	151,719
Xcel Energy, Inc.	2,590	192,308

		2,393,247

Total Common Stocks & Other Equity Interests (Cost $154,210,513)		151,256,692

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $56,869)	56,869	56,869

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateralfrom securities on loan)-99.81% (Cost $154,267,382)		151,313,561

Investments Purchased with Cash Collateral from Securitieson Loan

Money Market Funds-3.72%
Invesco Private Government Fund, 2.29%(d)(e)(f)	1,578,393	1,578,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(e)(f)	4,058,318	$4,058,724

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,637,088)		5,637,117

TOTAL INVESTMENTS IN SECURITIES-103.53% (Cost $159,904,470)		156,950,678

OTHER ASSETS LESS LIABILITIES-(3.53)%		(5,349,334)

NET ASSETS-100.00%		$151,601,344

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Ltd.	$-	$102,629	$-	$819	$-	$103,448	$1,142

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	4,884,185	(4,827,316)	-	-	56,869	622

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	303,264	12,195,772	(10,920,643)	-	-	1,578,393	5,928	*
Invesco Private Prime Fund	707,615	25,336,908	(21,985,594)	29	(234)	4,058,724	16,490	*

Total	$1,010,879	$42,519,494	$(37,733,553)	$848	$(234)	$5,797,434	$24,182

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco RAFITM Strategic US Small Company ETF (IUSS)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-4.42%
Advantage Solutions, Inc.(b)(c)	5,245	$19,092
AMC Networks, Inc., Class A(b)(c)	2,266	60,706
Angi, Inc., Class A(b)	12,312	49,987
ATN International, Inc.	479	22,441
Audacy, Inc.(b)	16,560	9,134
Bandwidth, Inc., Class A(b)(c)	712	11,036
Cable One, Inc.	84	95,340
Cardlytics, Inc.(b)(c)	373	4,939
Cargurus, Inc.(b)(c)	1,353	25,301
Cars.com, Inc.(b)(c)	2,682	34,195
Cinemark Holdings, Inc.(b)	894	12,588
Cogent Communications Holdings, Inc.	577	30,725
Consolidated Communications Holdings, Inc.(b)	5,253	30,152
E.W. Scripps Co. (The), Class A(b)(c)	4,185	62,566
EchoStar Corp., Class A(b)(c)	7,695	141,665
Eventbrite, Inc., Class A(b)	1,048	7,451
EverQuote, Inc., Class A(b)	570	4,931
Frontier Communications Parent, Inc.(b)(c)	5,031	129,599
Globalstar, Inc.(b)	5,905	11,810
Gravity Co. Ltd., ADR (South Korea)(b)	176	8,654
Gray Television, Inc.(c)	5,253	100,332
iHeartMedia, Inc., Class A(b)(c)	6,482	57,366
Iridium Communications, Inc.(b)(c)	2,021	89,712
John Wiley & Sons, Inc., Class A(c)	1,567	72,129
Liberty Latin America Ltd., Class A (Chile)(b)	7,278	50,946
Lions Gate Entertainment Corp., Class A(b)(c)	4,761	46,896
Live Nation Entertainment, Inc.(b)	941	85,029
Madison Square Garden Entertainment Corp.(b)(c)	796	44,226
Madison Square Garden Sports Corp., Class A(b)	10	1,603
Magnite, Inc.(b)(c)	2,010	15,135
Manchester United PLC, Class A (United Kingdom)	2,425	32,592
Marcus Corp. (The)	891	14,336
Match Group, Inc.(b)	1,463	82,703
MediaAlpha, Inc., Class A(b)(c)	939	7,841
New York Times Co. (The), Class A	2,433	74,182
Pinterest, Inc., Class A(b)	5,441	125,361
QuinStreet, Inc.(b)	1,447	17,378
Roku, Inc., Class A(b)	1,001	68,068
Scholastic Corp.	1,487	68,268
Shutterstock, Inc.	533	29,534
Sinclair Broadcast Group, Inc., Class A	5,586	123,395
Sirius XM Holdings, Inc.(c)	17,679	107,665
Skillz, Inc., (Acquired 6/17/2022 - 8/24/2022; Cost $1,775)(b)(c)(d)	1,272	1,692
Snap, Inc., Class A(b)(c)	3,740	40,691
Take-Two Interactive Software, Inc.(b)	1,397	171,216
TechTarget, Inc.(b)(c)	180	11,682
TEGNA, Inc.	7,052	150,913
TripAdvisor, Inc.(b)	1,120	26,656
TrueCar, Inc.(b)	5,867	12,790
United States Cellular Corp.(b)	2,024	57,866
Warner Music Group Corp., Class A	4,555	121,937
WideOpenWest, Inc.(b)(c)	858	15,272
World Wrestling Entertainment, Inc., Class A	1,072	72,907

	Shares	Value
Communication Services-(continued)
Yelp, Inc.(b)	2,597	$88,739
Ziff Davis, Inc.(b)(c)	1,412	109,119
ZoomInfo Technologies, Inc., Class A(b)	1,237	56,185

		3,024,674

Consumer Discretionary-17.07%
1-800-Flowers.com, Inc., Class A(b)	5,026	43,626
2U, Inc.(b)(c)	2,754	19,608
Aaron’s Co., Inc. (The)	2,937	34,950
Abercrombie & Fitch Co., Class A(b)	4,455	64,107
Academy Sports & Outdoors, Inc.(c)	4,851	208,981
Accel Entertainment, Inc.(b)	1,199	11,283
Acushnet Holdings Corp.	1,031	49,127
ADT, Inc.(c)	9,330	68,016
Adtalem Global Education, Inc.(b)	2,031	76,548
American Axle & Manufacturing Holdings, Inc.(b)(c)	17,686	183,050
American Eagle Outfitters, Inc.(c)	8,987	101,194
American Public Education, Inc.(b)	1,034	10,681
America’s Car-Mart, Inc.(b)(c)	182	14,671
Arko Corp.	5,277	50,290
Bally’s Corp.(b)(c)	1,363	32,289
Beazer Homes USA, Inc.(b)	3,236	46,081
Big Lots, Inc.	6,077	125,004
Biglari Holdings, Inc., Class B(b)	86	11,598
BJ’s Restaurants, Inc.(b)(c)	1,000	25,080
Bloomin’ Brands, Inc.(c)	4,065	82,194
Bluegreen Vacations Holding Corp.	389	8,107
Boot Barn Holdings, Inc.(b)	492	32,777
Boyd Gaming Corp.	1,840	100,151
Bright Horizons Family Solutions, Inc.(b)	1,008	68,746
Brinker International, Inc.(b)	2,547	62,427
Buckle, Inc. (The)	1,685	54,392
Caleres, Inc.	2,236	57,063
Callaway Golf Co.(b)	5,159	114,169
Camping World Holdings, Inc., Class A	5,261	158,461
Carter’s, Inc.	1,605	118,529
Cato Corp. (The), Class A	1,815	19,620
CavcoIndustries, Inc.(b)	192	44,930
Century Communities, Inc.	1,555	72,603
Cheesecake Factory, Inc. (The)	2,219	67,946
Chegg, Inc.(b)	4,907	96,570
Chewy, Inc., Class A(b)(c)	4,210	144,529
Chico’s FAS, Inc.(b)(c)	5,641	32,041
Children’s Place, Inc. (The)(b)(c)	815	34,377
Choice Hotels International, Inc.	266	30,513
Churchill Downs, Inc.	427	84,157
Chuy’s Holdings, Inc.(b)	764	17,060
Citi Trends, Inc.(b)(c)	1,431	28,906
Columbia Sportswear Co.(c)	945	67,322
Conn’s, Inc.(b)(c)	3,187	30,627
Cracker Barrel Old Country Store, Inc.(c)	813	87,755
Crocs, Inc.(b)	3,112	229,354
Dave & Buster’s Entertainment, Inc.(b)(c)	718	29,682
Deckers Outdoor Corp.(b)	543	174,612
Denny’s Corp.(b)	961	9,081
Designer Brands, Inc., Class A(c)	3,248	55,411
Dine Brands Global, Inc.	320	21,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2022

	Shares	Value
Consumer Discretionary-(continued)
DoorDash, Inc., Class A(b)	1,844	$110,456
Dorman Products, Inc.(b)	457	41,427
DraftKings, Inc., Class A(b)(c)	2,970	47,698
El Pollo Loco Holdings, Inc.(b)	1,518	13,738
Ethan Allen Interiors, Inc.	1,344	31,947
Etsy, Inc.(b)	2,083	219,986
Everi Holdings, Inc.(b)	2,001	37,018
Express, Inc.(b)	5,646	8,582
Five Below, Inc.(b)(c)	716	91,562
Fiverr International Ltd.(b)(c)	277	9,579
Floor & Decor Holdings, Inc., Class A(b)(c)	1,407	114,474
Fossil Group, Inc.(b)(c)	4,652	19,678
Fox Factory Holding Corp.(b)	472	43,995
Franchise Group, Inc.(c)	1,188	40,261
frontdoor, inc.(b)(c)	1,644	38,601
Funko, Inc., Class A(b)	1,076	23,963
GameStop Corp., Class A(b)(c)	3,430	98,235
Genesco, Inc.(b)	1,113	62,974
Genius Sports Ltd. (United Kingdom)(b)	1,813	7,433
Gentex Corp.	5,481	149,576
Gentherm, Inc.(b)	578	34,622
G-III Apparel Group Ltd.(b)(c)	2,752	57,985
Golden Entertainment, Inc.(b)	598	22,879
GoPro, Inc., Class A(b)	5,643	34,366
Graham Holdings Co., Class B	240	135,703
Grand Canyon Education, Inc.(b)	1,682	136,881
Green Brick Partners, Inc.(b)(c)	994	24,214
Groupon, Inc.(b)(c)	843	8,354
GrowGeneration Corp.(b)(c)	1,793	8,517
Guess?, Inc.	2,281	39,849
H&R Block, Inc.	2,656	119,520
Haverty Furniture Cos., Inc., (Acquired 6/19/2019 - 8/24/2022; Cost $32,975)(d)	1,379	36,985
Helen of Troy Ltd.(b)	543	67,131
Hibbett, Inc.	1,538	90,127
Hilton Grand Vacations, Inc.(b)(c)	914	37,273
Hilton Worldwide Holdings, Inc.	326	41,519
Holley, Inc.(b)(c)	464	2,631
Hooker Furnishings Corp.	1,006	15,965
Hyatt Hotels Corp., Class A	1,206	108,082
Installed Building Products, Inc.	489	44,284
International Game Technology PLC	3,723	66,791
iRobot Corp.(b)(c)	1,187	69,891
Jack in the Box, Inc.(c)	590	47,117
Johnson Outdoors, Inc., Class A	341	20,849
KB Home(c)	4,419	126,604
Kontoor Brands, Inc.	1,995	74,274
Lands’ End, Inc.(b)	1,239	17,123
Las Vegas Sands Corp.(b)	2,123	79,888
Laureate Education, Inc., Class A	10,380	114,388
La-Z-Boy, Inc.	2,929	77,296
LCI Industries	840	97,331
Leggett & Platt, Inc.	4,316	164,958
Leslie’s, Inc.(b)(c)	1,854	26,290
Levi Strauss & Co., Class A(c)	10,387	175,436
LGI Homes, Inc.(b)(c)	820	77,826
Light & Wonder, Inc.(b)	710	34,953
Liquidity Services, Inc.(b)(c)	871	15,234
Lovesac Co. (The)(b)	296	9,132
M.D.C. Holdings, Inc.	2,323	72,199

	Shares	Value
Consumer Discretionary-(continued)
M/I Homes, Inc.(b)	1,809	$78,221
Malibu Boats, Inc., Class A(b)	563	33,797
MarineMax, Inc.(b)(c)	1,761	63,995
Marriott Vacations Worldwide Corp.	1,051	149,683
Mattel, Inc.(b)	5,279	116,771
Meritage Homes Corp.(b)	1,567	122,774
Modine Manufacturing Co.(b)	4,400	65,912
Monarch Casino & Resort, Inc.(b)	230	13,890
Monro, Inc.(c)	1,261	58,397
Motorcar Parts of America, Inc.(b)(c)	1,137	16,896
Movado Group, Inc.	940	29,977
National Vision Holdings, Inc.(b)(c)	2,605	86,564
NEOGAMES S.A. (Israel)(b)	68	1,087
Noodles & Co.(b)	1,265	6,009
Nordstrom, Inc.(c)	7,930	135,682
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	1,928	106,638
OneSpaWorld Holdings Ltd. (Bahamas)(b)(c)	397	3,498
Overstock.com, Inc.(b)	2,079	54,262
Oxford Industries, Inc.(c)	463	49,416
Papa John’s International, Inc.	966	78,082
Patrick Industries, Inc.	1,466	77,654
Peloton Interactive, Inc., Class A(b)(c)	969	9,874
Perdoceo Education Corp.(b)(c)	3,432	39,743
Petco Health & Wellness Co., Inc.(b)(c)	5,653	84,343
PetMed Express, Inc.(c)	598	12,301
Planet Fitness, Inc., Class A(b)	71	4,810
Playa Hotels & Resorts N.V.(b)	1,508	9,892
PlayAGS, Inc.(b)	1,298	9,553
PLBY Group, Inc.(b)(c)	355	1,597
Pool Corp.	339	114,985
Porch Group, Inc.(b)	1,077	2,316
Purple Innovation, Inc.(b)	2,254	6,446
Quotient Technology, Inc.(b)	3,169	5,894
Red Rock Resorts, Inc., Class A	2,733	104,455
Rent-A-Center, Inc.(c)	4,806	124,187
Revolve Group, Inc.(b)(c)	775	18,205
RH(b)	378	96,734
Ruth’s Hospitality Group, Inc.	752	13,701
Sally Beauty Holdings, Inc.(b)(c)	6,610	98,357
SeaWorld Entertainment, Inc.(b)	1,081	54,320
Shake Shack, Inc., Class A(b)(c)	490	23,353
Shoe Carnival, Inc.(c)	898	21,363
Six Flags Entertainment Corp.(b)(c)	198	4,386
Skechers U.S.A., Inc., Class A(b)	4,358	164,732
Skyline Champion Corp.(b)	925	52,420
Sleep Number Corp.(b)(c)	2,439	101,048
Smith & Wesson Brands, Inc.(c)	4,486	59,664
Sonic Automotive, Inc., Class A(c)	3,398	180,740
Sonos, Inc.(b)(c)	3,316	49,873
Standard Motor Products, Inc.	939	34,461
Steven Madden Ltd.	1,767	51,437
Stitch Fix, Inc., Class A(b)	5,393	27,073
Stoneridge, Inc.(b)	758	14,402
Strategic Education, Inc.	1,080	69,876
Stride, Inc.(b)(c)	1,321	50,383
Sturm Ruger & Co., Inc.	645	33,701
Super Group (SGHC) Ltd. (Guernsey)(b)	1,104	4,571
Terminix Global Holdings, Inc.(b)	3,318	141,513
Texas Roadhouse, Inc.	1,564	138,821
TopBuild Corp.(b)	599	110,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2022

	Shares	Value
Consumer Discretionary-(continued)
Travel + Leisure Co.	1,711	$72,546
Tupperware Brands Corp.(b)(c)	4,712	52,963
Under Armour, Inc., Class A(b)	17,114	144,100
Unifi, Inc.(b)	1,132	12,860
Universal Electronics, Inc.(b)	908	20,185
Urban Outfitters, Inc.(b)(c)	3,639	73,253
Vail Resorts, Inc.	472	106,049
Vera Bradley, Inc.(b)	2,002	7,928
Vista Outdoor, Inc.(b)	2,172	61,077
Visteon Corp.(b)	489	58,597
Vivint Smart Home, Inc.(b)	131	820
Vroom, Inc.(b)(c)	8,922	14,543
Wendy’s Co. (The)	5,755	110,381
Wingstop, Inc.	263	29,945
Winmark Corp.	66	13,620
Winnebago Industries, Inc.	2,053	118,212
Wolverine World Wide, Inc.	3,469	67,784
WW International, Inc.(b)(c)	2,626	13,708
Wyndham Hotels & Resorts, Inc.	1,133	74,030
XPEL, Inc.(b)(e)	87	5,962
YETI Holdings, Inc.(b)(c)	967	35,673
Zumiez, Inc.(b)(c)	1,387	36,007

		11,682,308

Consumer Staples-4.74%
Alico, Inc.(c)	115	3,904
Andersons, Inc. (The)	3,839	142,158
B&G Foods, Inc.(c)	3,269	70,807
Beauty Health Co. (The)(b)(c)	113	1,311
Boston Beer Co., Inc. (The), Class A(b)(c)	162	54,607
Calavo Growers, Inc.	717	30,143
Cal-Maine Foods, Inc.	901	48,303
Celsius Holdings, Inc.(b)	17	1,759
Central Garden & Pet Co., Class A(b)	2,137	80,693
Chefs’ Warehouse, Inc. (The)(b)	640	21,338
Coca-Cola Consolidated, Inc.	127	60,240
Coty, Inc., Class A(b)	10,699	80,349
Edgewell Personal Care Co.	2,430	94,673
elf Beauty, Inc.(b)	548	20,895
Energizer Holdings, Inc.	2,498	70,194
Flowers Foods, Inc.	5,136	140,213
Fresh Del Monte Produce, Inc.	3,536	96,674
Freshpet, Inc.(b)(c)	290	12,624
Grocery Outlet Holding Corp.(b)	1,858	74,543
Hain Celestial Group, Inc. (The)(b)	4,266	86,429
Hostess Brands, Inc.(b)	3,237	75,034
Ingles Markets, Inc., Class A	1,435	125,606
Inter Parfums, Inc.	274	21,514
J&J Snack Foods Corp.(c)	267	39,791
John B. Sanfilippo & Son, Inc.	418	33,745
Lamb Weston Holdings, Inc.	1,997	158,821
Lancaster Colony Corp.	458	77,196
Medifast, Inc.	289	36,264
MGP Ingredients, Inc.	163	17,842
Mission Produce, Inc.(b)	1,019	16,406
National Beverage Corp.(c)	410	22,739
Natural Grocers by Vitamin Cottage, Inc.	565	8,113
Nomad Foods Ltd. (United Kingdom)(b)(c)	7,524	133,100
Nu Skin Enterprises, Inc., Class A	2,129	87,161
Pilgrim’s Pride Corp.(b)	1,839	52,356

	Shares	Value
Consumer Staples-(continued)
PriceSmart, Inc.	960	$60,739
Primo Water Corp.	5,883	77,303
Reynolds Consumer Products, Inc.(c)	1,311	36,616
Seaboard Corp.	13	50,210
Seneca Foods Corp., Class A(b)	701	37,034
Simply Good Foods Co. (The)(b)	1,061	32,414
SpartanNash Co.	4,662	141,865
Spectrum Brands Holdings, Inc.	1,409	88,753
Sprouts Farmers Market, Inc.(b)	6,268	181,145
SunOpta, Inc. (Canada)(b)	2,493	24,755
Tattooed Chef, Inc.(b)(c)	351	2,338
Tootsie Roll Industries, Inc.(c)	727	26,048
TreeHouse Foods, Inc.(b)	3,354	156,296
Turning Point Brands, Inc.(c)	628	14,645
Universal Corp.	1,237	63,136
USANA Health Sciences, Inc.(b)	461	29,744
Utz Brands, Inc.	332	5,531
Vector Group Ltd.	2,974	29,145
Veru, Inc.(b)	103	1,576
Vital Farms, Inc.(b)	276	3,574
WD-40 Co.(c)	136	25,726
Weis Markets, Inc.(c)	764	59,370

		3,245,508

Energy-5.18%
Antero Midstream Corp.(c)	13,133	132,249
Arch Resources, Inc.	293	42,655
Archrock, Inc.	6,874	50,799
Berry Corp.	3,162	28,932
Brigham Minerals, Inc., Class A	1,067	31,743
Bristow Group, Inc.(b)	404	11,720
Cactus, Inc., Class A	470	18,776
California Resources Corp.	2,007	100,270
Callon Petroleum Co.(b)	1,563	66,521
ChampionX Corp.	2,043	44,558
Chord Energy Corp.	709	100,359
Civitas Resources, Inc.(c)	1,035	69,542
Clean Energy Fuels Corp.(b)(c)	3,080	20,698
Comstock Resources, Inc.(b)(c)	2,849	55,840
CONSOL Energy, Inc.	966	69,339
Core Laboratories N.V..(c)	490	7,914
CVR Energy, Inc.	5,103	166,664
Delek US Holdings, Inc.	5,943	167,890
Denbury, Inc.(b)	751	66,786
DHT Holdings, Inc.	8,297	64,800
DMC Global, Inc.(b)	295	6,584
Dorian LPG Ltd.	3,096	45,047
Dril-Quip, Inc.(b)(c)	901	19,939
Earthstone Energy, Inc., Class A(b)	517	7,858
Enviva, Inc.	383	26,626
Expro Group Holdings N.V.(b)	2,249	30,406
Exterran Corp.(b)(c)	2,035	9,992
Golar LNG Ltd. (Cameroon)(b)	2,450	66,811
Green Plains, Inc.(b)(c)	1,399	51,245
Helix Energy Solutions Group, Inc.(b)(c)	12,102	52,281
Helmerich & Payne, Inc.	2,480	106,020
International Seaways, Inc.	1,052	31,066
Kinetik Holdings, Inc., Class A(c)	158	5,825
Kosmos Energy Ltd. (Ghana)(b)(c)	8,269	58,462
Laredo Petroleum, Inc.(b)(c)	790	61,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2022

	Shares	Value
Energy-(continued)
Liberty Energy, Inc., Class A(b)	2,465	$36,975
Magnolia Oil & Gas Corp., Class A	4,149	99,037
Matador Resources Co.	2,281	135,948
Nabors Industries Ltd.(b)	541	71,688
Navigator Holdings Ltd.(b)	892	10,784
New Fortress Energy, Inc.	400	22,940
Newpark Resources, Inc.(b)	4,141	11,926
NexTier Oilfield Solutions, Inc.(b)	1,833	17,175
Noble Corp.(b)	1,049	31,837
Nordic American Tankers Ltd.	7,806	20,296
Northern Oil and Gas, Inc.	1,126	35,627
Oceaneering International, Inc.(b)(c)	4,245	37,568
Oil States International, Inc.(b)(c)	3,595	17,616
Par Pacific Holdings, Inc.(b)	3,276	61,589
Patterson-UTI Energy, Inc.	4,016	59,838
Peabody Energy Corp.(b)(c)	3,177	78,345
Permian Resources Corp., Class A(b)	10,658	87,715
ProPetro Holding Corp.(b)	2,456	22,497
Range Resources Corp.(b)	4,029	132,393
REX American Resources Corp.(b)	679	20,574
RPC, Inc.	2,445	19,438
Select Energy Services, Inc., Class A(b)	2,029	14,426
SFL Corp. Ltd. (Norway)	4,107	43,945
SM Energy Co.	3,935	173,415
Southwestern Energy Co.(b)	20,287	151,950
Talos Energy, Inc.(b)	2,264	46,933
Tellurian, Inc.(b)(c)	47	188
Texas Pacific Land Corp.	40	73,618
Tidewater, Inc.(b)	810	17,950
US Silica Holdings, Inc.(b)	2,077	29,140
W&T Offshore, Inc.(b)(c)	1,127	7,326
Weatherford International PLC(b)	1,856	52,228

		3,540,454

Financials-6.06%
AMERISAFE, Inc.	640	30,605
Ares Management Corp., Class A(c)	741	54,938
Argo Group International Holdings Ltd.	1,736	34,078
Artisan Partners Asset Management, Inc., Class A(c)	2,852	96,283
AssetMark Financial Holdings, Inc.(b)	510	9,863
B. Riley Financial, Inc.	894	44,494
BGC Partners, Inc., Class A	31,858	128,069
Blucora, Inc.(b)	1,411	28,333
Blue Owl Capital, Inc.	3,647	40,482
Brightsphere Investment Group, Inc.	4,755	81,263
BRP Group, Inc., Class A(b)(c)	735	23,079
Cannae Holdings, Inc.(b)(c)	989	21,372
Carlyle Group, Inc. (The)	4,749	154,485
Cohen & Steers, Inc.	338	24,126
Compass Diversified Holdings	2,432	50,731
Crawford & Co., Class A(c)	1,969	11,972
Diamond Hill Investment Group, Inc.	107	18,302
Donegal Group, Inc., Class A	1,152	16,727
Donnelley Financial Solutions, Inc.(b)(c)	1,244	52,808
eHealth, Inc.(b)	1,355	8,672
Employers Holdings, Inc.	1,062	41,588
Encore Capital Group, Inc.(b)	1,681	91,917
Enova International, Inc.(b)	2,724	95,177
Erie Indemnity Co., Class A	537	115,417

	Shares	Value
Financials-(continued)
EZCORP, Inc., Class A(b)	3,621	$31,684
FactSet Research Systems, Inc.	376	162,936
Federated Hermes, Inc., Class B	3,224	109,809
FirstCash Holdings, Inc.(c)	945	73,672
Focus Financial Partners, Inc., Class A(b)	1,652	64,676
Freedom Holding Corp. (Kazakhstan)(b)(c)	138	7,994
Goosehead Insurance, Inc., Class A(b)(c)	253	13,156
Green Dot Corp., Class A(b)	1,911	38,774
Greenhill & Co., Inc.	1,307	10,221
Hamilton Lane, Inc., Class A	471	32,772
Houlihan Lokey, Inc.	1,908	149,778
Kinsale Capital Group, Inc.	244	61,873
LendingClub Corp.(b)	4,024	52,594
LendingTree, Inc.(b)(c)	441	13,446
MarketAxess Holdings, Inc.	291	72,340
Mercury General Corp.(c)	1,669	53,241
Moelis & Co., Class A	3,692	153,809
Morningstar, Inc.	240	54,718
NMI Holdings, Inc., Class A(b)	3,456	70,952
Open Lending Corp., Class A(b)	972	9,438
Oppenheimer Holdings, Inc., Class A	963	34,957
Palomar Holdings, Inc.(b)	291	23,073
Piper Sandler Cos	842	96,468
PJT Partners, Inc., Class A	762	52,746
PRA Group, Inc.(b)(c)	1,677	61,948
Primerica, Inc.	1,251	158,564
ProAssurance Corp.	2,345	50,160
PROG Holdings, Inc.(b)	4,630	85,840
Ready Capital Corp.	1,302	17,056
RLI Corp.	697	76,503
Safety Insurance Group, Inc.	562	50,608
SEI Investments Co.	2,844	155,567
Selective Insurance Group, Inc.	2,098	166,623
Selectquote, Inc.(b)	2,204	2,446
SiriusPoint Ltd. (Bermuda)(b)	6,487	28,997
StepStone Group, Inc., Class A	1,134	30,947
Stewart Information Services Corp.	1,712	86,696
Trean Insurance Group, Inc.(b)	947	4,214
Trupanion, Inc.(b)(c)	194	13,692
United Fire Group, Inc.	1,228	36,140
Universal Insurance Holdings, Inc.	2,902	34,650
Upstart Holdings, Inc.(b)(c)	504	13,054
Victory Capital Holdings, Inc., Class A	1,005	26,914
Virtus Investment Partners, Inc.	404	77,265
Walker & Dunlop, Inc.	865	86,898
White Mountains Insurance Group Ltd.(c)	81	110,970
WisdomTree Investments, Inc.	2,893	14,494
World Acceptance Corp.(b)(c)	315	36,616

		4,146,770

Health Care-10.47%
10X Genomics, Inc., Class A(b)(c)	183	6,037
1Life Healthcare, Inc.(b)	1,869	32,165
ABIOMED, Inc.(b)	275	71,302
Acadia Healthcare Co., Inc.(b)	1,611	131,989
Acadia Pharmaceuticals, Inc.(b)	498	8,182
Accolade, Inc.(b)	1,235	12,572
Accuray, Inc.(b)	4,940	11,757
AdaptHealth Corp.(b)	2,602	46,758
Addus HomeCare Corp.(b)	303	27,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2022

	Shares	Value
Health Care-(continued)
Agiliti, Inc.(b)(c)	507	$8,142
Alector, Inc.(b)(c)	1,479	15,308
Alkermes PLC(b)	1,589	37,612
Allscripts Healthcare Solutions, Inc.(b)	6,485	110,245
Alphatec Holdings, Inc.(b)	162	1,230
Amedisys, Inc.(b)	630	74,624
American Well Corp., Class A(b)(c)	5,412	24,625
AMN Healthcare Services, Inc.(b)	1,111	114,033
Amneal Pharmaceuticals, Inc.(b)	10,532	22,854
Amphastar Pharmaceuticals, Inc.(b)	553	16,369
AnaptysBio, Inc.(b)(c)	297	6,896
AngioDynamics, Inc.(b)	694	15,365
ANI Pharmaceuticals, Inc.(b)(c)	175	6,456
Anika Therapeutics, Inc.(b)	387	8,746
Apollo Medical Holdings, Inc.(b)(c)	548	23,635
Arcus Biosciences, Inc.(b)(c)	507	12,209
Arrowhead Pharmaceuticals, Inc.(b)	560	22,238
Artivion, Inc.(b)	521	11,545
Atea Pharmaceuticals, Inc.(b)(c)	2,999	22,493
AtriCure, Inc.(b)	294	13,412
Atrion Corp.	21	12,683
Avanos Medical, Inc.(b)	1,412	34,778
Avid Bioservices, Inc.(b)	755	13,001
AxoGen, Inc.(b)	294	2,755
Axonics, Inc.(b)	82	5,925
Azenta, Inc.	704	37,108
Beam Therapeutics, Inc.(b)	160	8,736
Berkeley Lights, Inc.(b)(c)	312	1,145
BioLife Solutions, Inc.(b)	544	12,844
BioMarin Pharmaceutical, Inc.(b)	1,678	149,678
Bio-Techne Corp.	240	79,634
Blueprint Medicines Corp.(b)	476	34,853
Brookdale Senior Living, Inc.(b)	9,179	40,388
Bruker Corp.	1,202	67,312
C4 Therapeutics, Inc.(b)	105	1,058
Cano Health, Inc.(b)	2,060	12,710
Cara Therapeutics, Inc.(b)	385	3,973
Cardiovascular Systems, Inc.(b)	521	6,882
CareDx, Inc.(b)	486	9,521
Castle Biosciences, Inc.(b)	304	8,816
Catalent, Inc.(b)	1,656	145,728
Certara, Inc.(b)(c)	784	12,285
Cerus Corp.(b)	99	407
Change Healthcare, Inc.(b)	5,510	135,381
Charles River Laboratories International, Inc.(b)	651	133,618
Chemed Corp.	275	130,952
Chinook Therapeutics, Inc.(b)	24	499
Clover Health Investments Corp.(b)	2,293	5,985
Codexis, Inc.(b)	272	1,907
Coherus Biosciences, Inc.(b)(c)	1,189	13,293
Collegium Pharmaceutical, Inc.(b)	1,180	20,744
Community Health Systems, Inc.(b)	28,839	76,712
Computer Programs & Systems, Inc.(b)	383	11,685
CONMED Corp.(c)	339	30,025
Corcept Therapeutics, Inc.(b)	2,343	60,496
CorVel Corp.(b)	97	15,072
Covetrus, Inc.(b)	3,652	76,217
CRISPR Therapeutics AG (Switzerland)(b)(c)	1,347	87,676
Cross Country Healthcare, Inc.(b)	1,066	27,055

	Shares	Value
Health Care-(continued)
CryoPort, Inc.(b)	534	$17,440
CureVac N.V. (Germany)(b)(c)	61	600
DexCom, Inc.(b)	1,343	110,408
Dynavax Technologies Corp.(b)(c)	1,769	20,290
Eagle Pharmaceuticals, Inc.(b)	249	8,160
Emergent BioSolutions, Inc.(b)	2,072	49,769
Enanta Pharmaceuticals, Inc.(b)	93	5,662
Enovis Corp.(b)(c)	2,157	109,252
Ensign Group, Inc. (The)	964	82,229
Envista Holdings Corp.(b)	3,319	123,102
Establishment Labs Holdings, Inc. (Costa Rica)(b)	18	1,119
Evolent Health, Inc., Class A(b)(c)	753	27,673
Exact Sciences Corp.(b)(c)	1,607	57,129
Exelixis, Inc.(b)	5,018	89,019
FibroGen, Inc.(b)	892	11,096
Fulgent Genetics, Inc.(b)	846	36,776
Glaukos Corp.(b)	432	20,974
Globus Medical, Inc., Class A(b)(c)	999	59,131
GoodRx Holdings, Inc., Class A(b)	5,361	32,702
Guardant Health, Inc.(b)	452	22,627
Haemonetics Corp.(b)	592	44,418
Halozyme Therapeutics, Inc.(b)	1,464	59,629
Hanger, Inc.(b)	1,342	25,001
Harmony Biosciences Holdings, Inc.(b)(c)	145	6,367
Health Catalyst, Inc.(b)(c)	573	6,876
HealthEquity, Inc.(b)(c)	925	61,124
HealthStream, Inc.(b)	600	13,278
Heska Corp.(b)(c)	107	9,744
Hims & Hers Health, Inc.(b)	1,435	9,127
ICU Medical, Inc.(b)	326	51,834
Inari Medical, Inc.(b)(c)	134	9,293
Incyte Corp.(b)(c)	2,103	148,114
Inmode Ltd.(b)	1,022	32,643
Innoviva, Inc.(b)	5,581	73,446
Inogen, Inc.(b)	516	14,773
Inspire Medical Systems, Inc.(b)	22	4,213
Insulet Corp.(b)	139	35,510
Integer Holdings Corp.(b)	724	45,663
Integra LifeSciences Holdings Corp.(b)	1,147	54,723
Intercept Pharmaceuticals, Inc.(b)	106	1,841
Ionis Pharmaceuticals, Inc.(b)(c)	667	28,361
iRhythm Technologies, Inc.(b)	95	14,008
Ironwood Pharmaceuticals, Inc.(b)(c)	3,021	32,506
Joint Corp. (The)(b)(c)	163	2,973
Lantheus Holdings, Inc.(b)	303	23,876
LeMaitre Vascular, Inc.	212	10,469
LHC Group, Inc.(b)	414	66,849
Ligand Pharmaceuticals, Inc.(b)	295	27,255
LivaNova PLC(b)	702	39,488
Maravai LifeSciences Holdings, Inc., Class A(b)	1,039	21,684
Masimo Corp.(b)	615	90,337
Medpace Holdings, Inc.(b)(c)	477	70,410
MeiraGTx Holdings PLC(b)	110	913
Meridian Bioscience, Inc.(b)	632	20,597
Merit Medical Systems, Inc.(b)	752	44,541
Mesa Laboratories, Inc.	68	11,618
MiMedx Group, Inc.(b)	549	1,938
ModivCare, Inc.(b)	644	69,758
Multiplan Corp.(b)(c)	8,009	28,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2022

	Shares	Value
Health Care-(continued)
Myriad Genetics, Inc.(b)	1,367	$30,539
National HealthCare Corp.	517	35,906
National Research Corp.(c)	221	7,538
Neogen Corp.(b)(c)	1,077	22,509
NeoGenomics, Inc.(b)	2,649	26,622
Neurocrine Biosciences, Inc.(b)	666	69,684
Nevro Corp.(b)	245	11,103
NextGen Healthcare, Inc.(b)	1,129	19,351
NGM Biopharmaceuticals, Inc.(b)	19	268
Novavax, Inc.(b)	1,070	35,353
Novocure Ltd.(b)(c)	264	21,682
NuVasive, Inc.(b)	915	38,897
Oak Street Health, Inc.(b)(c)	177	4,637
Omnicell, Inc.(b)	516	52,782
OPKO Health, Inc.(b)	12,056	26,282
OptimizeRx Corp.(b)	92	1,460
Option Care Health, Inc.(b)	2,133	66,038
OraSure Technologies, Inc.(b)	1,611	6,589
Organogenesis Holdings, Inc.(b)	1,070	3,841
Orthofix Medical, Inc.(b)	566	11,263
OrthoPediatrics Corp.(b)(c)	65	3,191
Owens & Minor, Inc.(c)	4,226	124,709
Pacira BioSciences, Inc.(b)	462	24,246
Patterson Cos., Inc.	1,376	38,377
Pediatrix Medical Group, Inc.(b)(c)	2,605	46,421
Pennant Group, Inc. (The)(b)	378	5,923
Penumbra, Inc.(b)(c)	164	26,924
Personalis, Inc.(b)	308	1,019
PetIQ, Inc.(b)	1,147	10,713
Phibro Animal Health Corp., Class A	1,184	17,535
Phreesia, Inc.(b)	435	11,162
Premier, Inc., Class A	3,409	120,133
Prestige Consumer Healthcare, Inc.(b)	1,141	57,712
Progyny, Inc.(b)	307	12,344
Prothena Corp. PLC (Ireland)(b)(c)	380	10,477
Pulmonx Corp.(b)(c)	70	1,286
Quanterix Corp.(b)	307	2,870
QuidelOrtho Corp.(b)	1,314	104,148
R1 RCM, Inc.(b)	1,120	24,472
RadNet, Inc.(b)	1,689	33,932
REGENXBIO, Inc.(b)	740	21,830
Repligen Corp.(b)	295	64,714
Rigel Pharmaceuticals, Inc.(b)	913	1,296
Schrodinger, Inc.(b)	394	10,811
Seagen, Inc.(b)	683	105,380
Seer, Inc.(b)(c)	565	5,707
Select Medical Holdings Corp.	5,658	145,071
Seres Therapeutics, Inc.(b)(c)	149	766
Shockwave Medical, Inc.(b)	48	14,249
SI-BONE, Inc.(b)	53	875
Simulations Plus, Inc.	101	6,065
Sotera Health Co.(b)(c)	630	10,653
STAAR Surgical Co.(b)	176	16,648
Supernus Pharmaceuticals, Inc.(b)	1,147	39,262
Surgery Partners, Inc.(b)(c)	546	15,031
SurModics, Inc.(b)	145	4,885
Syndax Pharmaceuticals, Inc.(b)	108	2,550
Tactile Systems Technology, Inc.(b)	547	4,513
Tandem Diabetes Care, Inc.(b)	322	14,728
Taro Pharmaceutical Industries Ltd.(b)	251	8,449

	Shares	Value
Health Care-(continued)
Teleflex, Inc.	552	$124,896
Tilray Brands, Inc., Class 2 (Canada)(b)(c)	17,451	66,314
Travere Therapeutics, Inc.(b)	257	6,877
Twist Bioscience Corp.(b)(c)	114	4,574
uniQure N.V. (Netherlands)(b)	2,030	39,666
United Therapeutics Corp.(b)	777	176,084
US Physical Therapy, Inc.	187	15,448
Vanda Pharmaceuticals, Inc.(b)	1,710	18,092
Varex Imaging Corp.(b)	1,118	23,579
Veeva Systems, Inc., Class A(b)	861	171,615
Veracyte, Inc.(b)(c)	948	19,339
Vericel Corp.(b)	262	6,537
Vir Biotechnology, Inc.(b)	648	15,390
West Pharmaceutical Services, Inc.	507	150,422
Xencor, Inc.(b)	536	14,145
Zynex, Inc.	255	2,280

		7,162,597

Industrials-22.37%
AAON, Inc.(c)	434	24,946
AAR Corp.(b)	991	42,494
ABM Industries, Inc.	3,332	154,605
ACCO Brands Corp.	7,323	43,425
Acuity Brands, Inc.	1,061	173,930
Advanced Drainage Systems, Inc.	899	121,994
Aerojet Rocketdyne Holdings, Inc.(b)	2,831	121,931
AeroVironment, Inc.(b)(c)	230	20,390
Air Transport Services Group, Inc.(b)	2,374	71,529
Alamo Group, Inc.	332	43,412
Alaska Air Group, Inc.(b)	978	42,602
Albany International Corp., Class A	624	55,031
Alight, Inc., Class A(b)(c)	6,192	48,793
Allegiant Travel Co.(b)	131	12,642
Allegion PLC	1,541	146,549
Allison Transmission Holdings, Inc.	4,356	157,949
Altra Industrial Motion Corp.	2,419	91,801
AMERCO(c)	316	166,112
Ameresco, Inc., Class A(b)(c)	192	13,219
American Airlines Group, Inc.(b)	900	11,691
American Woodmark Corp.(b)	978	50,690
API Group Corp.(b)(c)	5,919	92,040
Apogee Enterprises, Inc.	1,120	45,741
Applied Industrial Technologies, Inc.	957	101,461
ArcBest Corp.	1,361	109,601
Arcosa, Inc.	1,553	90,773
Argan, Inc.	678	23,452
Armstrong World Industries, Inc.	676	56,777
Array Technologies, Inc.(b)	5,669	118,482
ASGN, Inc.(b)	1,267	122,519
Astec Industries, Inc.	738	28,177
Astronics Corp.(b)	1,033	9,514
Atkore, Inc.(b)	1,130	95,383
Atlas Air Worldwide Holdings, Inc.(b)	2,578	257,594
Axon Enterprise, Inc.(b)	646	75,375
AZEK Co., Inc. (The)(b)(c)	2,834	51,721
AZZ, Inc.	949	40,437
Barnes Group, Inc.	1,767	54,865
Barrett Business Services, Inc.	260	20,966
Beacon Roofing Supply, Inc.(b)	1,935	106,251
Bloom Energy Corp., Class A(b)(c)	162	4,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
Brady Corp., Class A	1,297	$60,362
BrightView Holdings, Inc.(b)	2,836	28,700
Brink’s Co. (The)	2,009	111,058
BWX Technologies, Inc.	2,027	105,668
Casella Waste Systems, Inc., Class A(b)(c)	454	37,196
CBIZ, Inc.(b)	1,326	57,893
ChargePoint Holdings, Inc., (Acquired 6/17/2022 - 8/24/2022; Cost $3,650)(b)(c)(d)	257	4,181
Chart Industries, Inc.(b)(c)	293	56,801
Cimpress PLC (Ireland)(b)	913	30,659
CIRCOR International, Inc.(b)	759	12,372
Clean Harbors, Inc.(b)	1,322	155,229
Columbus McKinnon Corp.	870	26,648
Comfort Systems USA, Inc.	938	94,119
Construction Partners, Inc.(b)	1,081	31,630
Copa Holdings S.A., Class A (Panama)	289	20,577
CoreCivic, Inc.(b)	6,246	59,524
Costamare, Inc. (Monaco)	2,684	30,276
CRA International, Inc.	292	26,692
Crane Holdings Co.	1,364	128,707
CSW Industrials, Inc.	222	28,105
Curtiss-Wright Corp.	971	142,921
Custom Truck One Source, Inc.(b)	1,142	7,514
Delta Air Lines, Inc.(b)	2,737	85,039
Deluxe Corp.	2,577	49,581
Desktop Metal, Inc., Class A(b)(c)	3,230	10,271
Donaldson Co., Inc.	2,638	135,461
Douglas Dynamics, Inc.	654	19,031
Ducommun, Inc., (Acquired 6/21/2019 - 8/24/2022; Cost $16,295)(b)(d)	352	15,488
Dun & Bradstreet Holdings, Inc.	5,291	75,397
DXP Enterprises, Inc.(b)	835	22,194
Dycom Industries, Inc.(b)	1,230	137,908
Encore Wire Corp.(c)	621	80,792
Energy Recovery, Inc.(b)	402	9,222
Enerpac Tool Group Corp.(c)	911	17,673
EnerSys	1,506	93,929
Ennis, Inc.	1,029	21,846
EnPro Industries, Inc.	537	48,631
ESCO Technologies, Inc.(c)	618	50,324
Evoqua Water Technologies Corp.(b)	1,219	42,763
Exponent, Inc.	388	36,418
Federal Signal Corp.	1,319	52,589
Flowserve Corp.(c)	4,163	126,847
Forrester Research, Inc.(b)	228	9,483
Forward Air Corp.	547	53,081
Franklin Electric Co., Inc.	698	60,621
FTI Consulting, Inc.(b)	777	124,786
Gates Industrial Corp. PLC(b)	4,160	44,595
Genco Shipping & Trading Ltd.	1,634	22,402
Generac Holdings, Inc.(b)(c)	604	133,128
GEO Group, Inc. (The)(b)(c)	11,310	92,516
Gibraltar Industries, Inc.(b)	967	40,469
Global Industrial Co.	196	5,896
GMS, Inc.(b)	1,572	75,770
Golden Ocean Group Ltd. (Norway)	3,382	32,433
Gorman-Rupp Co. (The)	416	10,987
Graco, Inc.	1,892	120,785
GrafTech International Ltd.	5,596	32,904

	Shares	Value
Industrials-(continued)
Granite Construction, Inc.(c)	2,398	$71,892
Great Lakes Dredge & Dock Corp.(b)(c)	1,461	13,982
Greenbrier Cos., Inc. (The)	1,374	39,173
Griffon Corp.	1,699	53,264
H&E Equipment Services, Inc.	1,208	38,245
Harsco Corp.(b)(c)	5,640	31,979
Hawaiian Holdings, Inc.(b)(c)	553	8,289
Healthcare Services Group, Inc.	2,950	41,507
Heartland Express, Inc.(c)	2,185	33,103
HEICO Corp.(c)	546	83,156
Heidrick & Struggles International, Inc.	974	27,720
Helios Technologies, Inc.	513	28,020
Herc Holdings, Inc.	947	106,566
Heritage-Crystal Clean, Inc.(b)	499	16,252
Hexcel Corp.	1,163	68,233
Hillenbrand, Inc.(c)	3,255	135,636
Hillman Solutions Corp.(b)(c)	1,596	13,390
HNI Corp.	1,778	56,896
Hub Group, Inc., Class A(b)	1,361	108,621
Huron Consulting Group, Inc.(b)	621	41,545
Hydrofarm Holdings Group, Inc.(b)(c)	1,118	3,801
Hyster-Yale Materials Handling, Inc.	759	22,110
IAA, Inc.(b)	1,463	54,511
ICF International, Inc.	540	54,842
Ideanomics, Inc.(b)	2,268	1,344
IDEX Corp.	861	173,242
IES Holdings, Inc.(b)(c)	978	29,721
Insperity, Inc.	1,115	121,557
Insteel Industries, Inc.	578	16,704
Interface, Inc.	2,172	24,261
ITT, Inc.	1,658	120,255
Janus International Group, Inc.(b)	3,316	34,254
JELD-WEN Holding, Inc.(b)(c)	6,809	75,920
JetBlue Airways Corp.(b)(c)	5,297	41,264
John Bean Technologies Corp.	511	52,766
Kadant, Inc.	179	32,118
Kaman Corp.	998	31,657
KAR Auction Services, Inc.(b)(c)	7,710	112,566
KBR, Inc.	3,594	173,590
Kelly Services, Inc., Class A	4,570	73,623
Kennametal, Inc.(c)	3,001	70,343
Kforce, Inc.	591	32,340
Kimball International, Inc., Class B	1,953	14,940
Kirby Corp.(b)	1,902	127,548
Korn Ferry	1,541	93,878
Kratos Defense & Security Solutions, Inc.(b)(c)	2,336	29,293
Landstar System, Inc.	969	142,084
Lincoln Electric Holdings, Inc.	935	127,805
Lindsay Corp.	154	24,695
Luxfer Holdings PLC (United Kingdom)	706	11,614
Lyft, Inc., Class A(b)(c)	1,356	19,974
Manitowoc Co., Inc. (The)(b)	3,397	32,441
ManTech International Corp., Class A	559	53,614
Marten Transport Ltd.	2,022	40,056
Masonite International Corp.(b)	960	78,547
MasTec, Inc.(b)(c)	1,997	160,759
Matson, Inc.	1,870	137,744
Matthews International Corp., Class A	1,556	38,916
Maxar Technologies, Inc.	2,524	60,147
McGrath RentCorp	550	46,486

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
Mercury Systems, Inc.(b)(c)	791	$38,071
Microvast Holdings, Inc.(b)	1,135	2,792
Middleby Corp. (The)(b)(c)	861	123,829
MillerKnoll, Inc.	2,664	73,740
Montrose Environmental Group, Inc.(b)(c)	476	19,140
Moog, Inc., Class A	1,413	105,947
MRC Global, Inc.(b)	5,043	49,068
MSA Safety, Inc.	483	57,409
MSC Industrial Direct Co., Inc., Class A	1,706	135,132
Mueller Industries, Inc.	1,505	95,071
Mueller Water Products, Inc., Class A	4,097	46,214
MYR Group, Inc.(b)	597	55,485
National Presto Industries, Inc.	236	16,100
Nordson Corp.	647	146,979
NOW, Inc.(b)	3,865	46,844
NV5 Global, Inc.(b)(c)	196	27,589
nVent Electric PLC	4,125	135,960
Omega Flex, Inc.	32	3,233
Park Aerospace Corp.	470	5,410
Parsons Corp.(b)(c)	3,024	125,133
PGT Innovations, Inc.(b)	1,447	30,271
Pitney Bowes, Inc.	17,847	51,578
Powell Industries, Inc.	394	9,716
Primoris Services Corp.	3,376	68,432
Proterra, Inc., (Acquired 6/17/2022 - 8/24/2022; Cost $6,914)(b)(c)(d)	1,184	7,151
Proto Labs, Inc.(b)(c)	640	24,576
Quanex Building Products Corp.	1,598	35,635
RBC Bearings, Inc.(b)(c)	356	85,682
Regal Rexnord Corp.	1,408	193,727
Resideo Technologies, Inc.(b)	6,047	125,899
Resources Connection, Inc.	1,216	23,761
REV Group, Inc.(c)	2,407	27,729
Rocket Lab USA, Inc.(b)	1,134	6,237
Rollins, Inc.	3,131	105,703
Rush Enterprises, Inc., Class A	3,023	142,262
Saia, Inc.(b)(c)	431	89,144
Sensata Technologies Holding PLC	3,536	142,430
Shyft Group, Inc. (The)	1,066	25,531
Simpson Manufacturing Co., Inc.(c)	662	61,328
SiteOne Landscape Supply, Inc.(b)(c)	620	77,599
SkyWest, Inc.(b)	1,326	28,231
Southwest Airlines Co.(b)	2,807	103,017
SP Plus Corp.(b)	684	22,668
Spirit AeroSystems Holdings, Inc., Class A	1,399	42,110
Spirit Airlines, Inc.(b)	1,165	26,422
SPX Technologies, Inc.(b)	895	51,069
Standex International Corp.	328	29,654
Steelcase, Inc., Class A	5,155	57,633
Stem, Inc.(b)	738	11,601
Stericycle, Inc.(b)	2,320	116,209
SunPower Corp.(b)(c)	540	12,960
Tennant Co.	557	33,615
Terex Corp.	3,056	101,520
Tetra Tech, Inc.	911	123,723
Thermon Group Holdings, Inc.(b)	910	15,971
Timken Co. (The)	2,658	167,427
Titan Machinery, Inc.(b)	1,677	51,618
TPI Composites, Inc.(b)	1,713	31,845
TransDigm Group, Inc.	181	108,671

	Shares	Value
Industrials-(continued)
Trex Co., Inc.(b)(c)	991	$46,369
TriNet Group, Inc.(b)	1,831	150,874
TrueBlue, Inc.(b)(c)	1,913	39,293
Tutor Perini Corp.(b)	7,628	51,718
UFP Industries, Inc.	2,188	173,705
UniFirst Corp.	519	93,555
United Airlines Holdings, Inc.(b)	2,131	74,606
Universal Logistics Holdings, Inc.	389	14,202
Upwork, Inc.(b)	626	10,892
Valmont Industries, Inc.	383	106,022
Veritiv Corp.(b)	857	102,146
Vertiv Holdings Co.	7,776	89,657
Viad Corp.(b)(c)	62	2,367
Vicor Corp.(b)	185	13,161
Wabash National Corp.	2,807	46,175
Watts Water Technologies, Inc., Class A	566	78,402
Werner Enterprises, Inc.	2,542	101,146
WillScot Mobile Mini Holdings Corp.(b)	4,280	171,799
Woodward, Inc.(c)	1,316	122,480
Zurn Elkay Water Solutions Corp.	2,139	58,994

		15,306,935

Information Technology-15.13%
3D Systems Corp.(b)(c)	2,201	22,296
8x8, Inc.(b)(c)	1,705	8,883
908 Devices, Inc.(b)	58	1,169
A10 Networks, Inc.	878	12,204
ACI Worldwide, Inc.(b)	2,865	67,901
ACM Research, Inc., Class A(b)	273	4,611
ADTRAN Holdings, Inc.	942	21,892
Advanced Energy Industries, Inc.	793	71,203
Agilysys, Inc.(b)	175	9,060
Alarm.com Holdings, Inc.(b)(c)	441	29,371
Allegro MicroSystems, Inc. (Japan)(b)	1,029	23,996
Alpha & Omega Semiconductor Ltd.(b)(c)	658	25,438
Altair Engineering, Inc., Class A(b)	377	19,608
Alteryx, Inc., Class A(b)(c)	423	26,361
Ambarella, Inc.(b)	209	14,187
AppFolio, Inc., Class A(b)	135	13,686
Appian Corp.(b)(c)	146	6,847
Arlo Technologies, Inc.(b)	1,118	6,809
Avalara, Inc.(b)	392	35,903
Avaya Holdings Corp.(b)(c)	10,392	16,523
Avid Technology, Inc.(b)	417	11,405
Axcelis Technologies, Inc.(b)	565	37,821
Badger Meter, Inc.	307	29,070
Belden, Inc.	1,233	80,737
Benchmark Electronics, Inc.	2,494	68,460
Benefitfocus, Inc.(b)	577	4,276
Bentley Systems, Inc., Class B	1,839	67,620
BigCommerce Holdings, Inc., Series 1(b)	155	2,584
Black Knight, Inc.(b)	1,700	112,472
Blackbaud, Inc.(b)(c)	764	39,957
Blackline, Inc.(b)(c)	253	17,189
Box, Inc., Class A(b)	3,587	92,365
Brightcove, Inc.(b)	844	5,604
BTRS Holdings, Inc.(b)	714	4,827
C3.ai, Inc., Class A(b)	734	13,212
CalAmp Corp.(b)(c)	1,193	7,373
Calix, Inc.(b)	537	31,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Cambium Networks Corp.(b)(c)	298	$5,799
Cantaloupe, Inc.(b)	994	6,332
Casa Systems, Inc.(b)	1,438	5,579
Cerence, Inc.(b)(c)	1,219	24,392
CEVA, Inc.(b)	246	7,200
ChannelAdvisor Corp.(b)	624	9,416
Cirrus Logic, Inc.(b)	1,131	86,736
Citrix Systems, Inc.	1,571	161,452
Cloudflare, Inc., Class A(b)	458	28,657
Cognex Corp.	2,522	106,201
Cohu, Inc.(b)	1,156	31,016
CommScope Holding Co., Inc.(b)	20,762	234,611
CommVault Systems, Inc.(b)	1,107	60,099
Comtech Telecommunications Corp.	1,412	15,941
Concentrix Corp.	855	107,542
Conduent, Inc.(b)(c)	19,739	80,733
Corsair Gaming, Inc.(b)(c)	1,035	15,929
Coupa Software, Inc.(b)(c)	536	31,302
Crowdstrike Holdings, Inc., Class A(b)(c)	531	96,966
CSG Systems International, Inc.	753	43,561
CTS Corp.	630	26,662
Cyxtera Technologies, Inc.(b)(c)	394	2,498
Datadog, Inc., Class A(b)	475	49,851
Diebold Nixdorf, Inc.(b)(c)	11,455	39,863
Digi International, Inc.(b)	777	25,726
Digimarc Corp.(b)	18	321
Digital Turbine, Inc.(b)	579	10,694
Diodes, Inc.(b)	1,277	90,884
DocuSign, Inc.(b)	1,695	98,683
Dolby Laboratories, Inc., Class A	2,083	152,559
Domo, Inc., Class B(b)	68	1,310
Duck Creek Technologies, Inc.(b)	1,065	12,674
Dynatrace, Inc.(b)	937	35,775
E2open Parent Holdings, Inc.(b)	3,262	22,410
Ebix, Inc.(c)	808	21,024
Edgio, Inc.(b)	1,570	5,778
Elastic N.V..(b)	257	21,565
Enphase Energy, Inc.(b)	596	170,718
Entegris, Inc.	1,084	102,850
Envestnet, Inc.(b)(c)	740	38,754
EPAM Systems, Inc.(b)	408	174,012
ePlus, Inc.(b)	656	30,911
Euronet Worldwide, Inc.(b)	884	78,375
Everbridge, Inc.(b)(c)	339	13,485
EVERTEC, Inc.	915	30,744
Evo Payments, Inc., Class A(b)	164	5,464
ExlService Holdings, Inc.(b)	454	76,140
Extreme Networks, Inc.(b)	2,915	41,772
Fabrinet (Thailand)(b)	745	76,616
FARO Technologies, Inc.(b)	335	11,239
Fastly, Inc., Class A(b)(c)	1,509	14,109
First Solar, Inc.(b)	2,378	303,314
Five9, Inc.(b)(c)	156	15,305
FormFactor, Inc.(b)	1,086	31,798
Grid Dynamics Holdings, Inc.(b)(c)	505	10,206
Guidewire Software, Inc.(b)(c)	869	62,316
Hackett Group, Inc. (The)	603	12,380
Harmonic, Inc.(b)	1,634	18,399
HubSpot, Inc.(b)	145	48,871
Ichor Holdings Ltd.(b)	917	28,170

	Shares	Value
Information Technology-(continued)
II-VI Incorporated(b)(c)	2,561	$120,956
Impinj, Inc.(b)(c)	62	5,535
Infinera Corp.(b)(c)	5,031	27,570
Inseego Corp.(b)(c)	1,219	3,291
Insight Enterprises, Inc.(b)(c)	1,511	137,682
InterDigital, Inc.(c)	648	32,504
IPG Photonics Corp.(b)	1,106	100,193
Itron, Inc.(b)(c)	1,187	56,477
Jack Henry & Associates, Inc.	962	184,896
Jamf Holding Corp.(b)(c)	341	8,167
JFrog Ltd. (Israel)(b)	489	10,342
Karooooo Ltd. (South Africa)	62	1,572
Knowles Corp.(b)(c)	3,009	45,586
Kulicke & Soffa Industries, Inc. (Singapore)	1,441	60,580
Lattice Semiconductor Corp.(b)	832	44,845
Lesaka Technologies, Inc. (South Africa)(b)	454	2,406
Littelfuse, Inc.	344	81,604
LivePerson, Inc.(b)(c)	671	7,784
LiveRamp Holdings, Inc.(b)	1,436	28,505
Lumentum Holdings, Inc.(b)(c)	1,963	164,009
MACOM Technology Solutions Holdings, Inc.(b)	464	25,590
MagnaChip Semiconductor Corp. (South Korea)(b)	908	10,624
Manhattan Associates, Inc.(b)	373	52,690
Marathon Digital Holdings, Inc.(b)(c)	900	10,665
Matterport, Inc.(b)(c)	897	4,135
Maximus, Inc.	2,021	122,452
MaxLinear, Inc.(b)	924	33,199
Methode Electronics, Inc.	1,184	47,905
MicroStrategy, Inc., Class A(b)(c)	139	32,187
MiX Telematics Ltd., ADR (South Africa)	515	4,120
MKS Instruments, Inc.	1,232	122,720
Model N, Inc.(b)(c)	255	7,625
Momentive Global, Inc.(b)(c)	1,249	8,855
MongoDB, Inc.(b)	59	19,049
Monolithic Power Systems, Inc.	182	82,479
National Instruments Corp.	2,487	98,883
nCino, Inc.(b)(c)	239	7,538
NETGEAR, Inc.(b)	2,185	51,544
NetScout Systems, Inc.(b)	2,024	64,242
New Relic, Inc.(b)	341	20,702
nLight, Inc.(b)	882	11,016
Novanta, Inc.(b)(c)	249	33,289
Nutanix, Inc., Class A(b)	567	9,809
Okta, Inc.(b)	1,035	94,599
OneSpan, Inc.(b)	707	8,138
Onto Innovation, Inc.(b)	673	47,776
Opera Ltd., ADR (Norway)(b)	5,654	27,196
OSI Systems, Inc.(b)	517	43,076
Ouster, Inc.(b)(c)	177	266
PagerDuty, Inc.(b)(c)	437	11,379
Palantir Technologies, Inc., Class A(b)(c)	7,544	58,240
PAR Technology Corp.(b)(c)	171	6,019
Paya Holdings, Inc., Class A(b)	947	5,938
Paycom Software, Inc.(b)	208	73,050
Paylocity Holding Corp.(b)	189	45,549
Paysafe Ltd.(b)	15,441	25,478
PC Connection, Inc.	816	40,539
PDF Solutions, Inc.(b)	277	7,307
Pegasystems, Inc.	468	17,133

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Perficient, Inc.(b)	314	$24,523
Photronics, Inc.(b)	2,909	48,871
Ping Identity Holding Corp.(b)	964	27,127
Plexus Corp.(b)	1,110	104,040
Power Integrations, Inc.	679	48,569
Progress Software Corp.	891	42,884
PROS Holdings, Inc.(b)	89	1,856
PTC, Inc.(b)	873	100,299
Pure Storage, Inc., Class A(b)(c)	3,940	114,142
Q2 Holdings, Inc.(b)(c)	359	14,259
Qualys, Inc.(b)	407	61,823
Rackspace Technology, Inc.(b)(c)	2,289	10,209
Rambus, Inc.(b)	2,265	58,414
Rapid7, Inc.(b)	156	8,970
Repay Holdings Corp.(b)(c)	4,075	37,857
Ribbon Communications, Inc.(b)	8,074	28,340
RingCentral, Inc., Class A(b)	507	21,821
Riot Blockchain, Inc.(b)(c)	1,225	8,783
Rogers Corp.(b)	171	42,839
Sanmina Corp.(b)	4,072	197,573
ScanSource, Inc.(b)	1,604	46,468
Semtech Corp.(b)	866	40,001
Shift4 Payments, Inc., Class A(b)	877	39,719
Silicon Laboratories, Inc.(b)(c)	1,017	127,461
SiTime Corp.(b)	39	4,150
SMART Global Holdings, Inc.(b)(c)	1,281	23,506
Smartsheet, Inc., Class A(b)(c)	439	14,606
Snowflake, Inc., Class A(b)	751	135,893
SolarEdge Technologies, Inc.(b)(c)	221	60,989
SolarWinds Corp.(b)(c)	2,180	19,773
Splunk, Inc.(b)	1,700	153,051
Sprout Social, Inc., Class A(b)	134	8,045
SPS Commerce, Inc.(b)(c)	244	29,797
StoneCo Ltd., Class A (Brazil)(b)(c)	11,089	105,124
Stratasys Ltd.(b)	1,526	26,339
Sumo Logic, Inc.(b)	921	8,086
Super Micro Computer, Inc.(b)	1,302	84,734
Switch, Inc., Class A	1,053	35,749
Synaptics, Inc.(b)	546	63,123
Telos Corp.(b)(c)	1,687	16,701
Tenable Holdings, Inc.(b)	357	14,141
Teradata Corp.(b)(c)	2,944	96,858
Trade Desk, Inc. (The), Class A(b)	1,511	94,740
TTEC Holdings, Inc.	474	24,814
TTM Technologies, Inc.(b)	5,674	89,252
Tucows, Inc., Class A(b)(c)	144	6,767
Tyler Technologies, Inc.(b)	267	99,193
Ultra Clean Holdings, Inc.(b)	1,630	47,710
Unisys Corp.(b)	807	7,513
Unity Software, Inc.(b)(c)	744	31,784
Universal Display Corp.	396	44,245
Upland Software, Inc.(b)(c)	892	9,339
Varonis Systems, Inc.(b)	550	15,043
Veeco Instruments, Inc.(b)	997	21,077
Verint Systems, Inc.(b)	1,138	55,182
VeriSign, Inc.(b)	982	178,940
Verra Mobility Corp.(b)	2,050	32,677
Viasat, Inc.(b)(c)	3,218	122,220
Viavi Solutions, Inc.(b)	4,586	64,571
Vishay Intertechnology, Inc.	5,903	116,112

	Shares	Value
Information Technology-(continued)
Vontier Corp.	3,253	$71,306
WEX, Inc.(b)	469	72,343
Wolfspeed, Inc.(b)	618	70,124
Workiva, Inc.(b)	188	12,763
Xperi Holding Corp.	5,257	83,639
Yext, Inc.(b)	1,848	8,224
Zendesk, Inc.(b)	382	29,326
Zscaler, Inc.(b)(c)	168	26,752
Zuora, Inc., Class A(b)	856	6,574

		10,355,459

Materials-6.30%
AdvanSix, Inc.	1,039	37,674
Alpha Metallurgical Resources, Inc.	266	41,802
American Vanguard Corp.(c)	896	17,857
AptarGroup, Inc.	1,373	141,158
Arconic Corp.(b)	4,006	100,991
ATI, Inc.(b)	2,537	75,932
Avient Corp.	2,612	114,484
Axalta Coating Systems Ltd.(b)	6,540	168,405
Balchem Corp.	394	51,937
Cabot Corp.	1,344	96,728
Carpenter Technology Corp.	1,899	64,509
Century Aluminum Co.(b)(c)	1,466	11,318
Chase Corp.	165	14,546
Clearwater Paper Corp.(b)	1,359	57,812
Coeur Mining, Inc.(b)	10,119	27,928
Commercial Metals Co.	4,410	178,649
Compass Minerals International, Inc.	564	22,836
Eagle Materials, Inc.	1,149	137,443
Ecovyst, Inc.(b)	4,875	45,045
Element Solutions, Inc.	5,074	94,732
Ferroglobe PLC(b)	2,286	16,002
GCP Applied Technologies, Inc.(b)	721	22,654
Glatfelter Corp.	4,135	20,138
Greif, Inc., Class A	2,368	158,774
H.B. Fuller Co.(c)	1,357	88,015
Hawkins, Inc.	622	23,835
Haynes International, Inc.	385	15,281
Hecla Mining Co.	14,140	55,712
Ingevity Corp.(b)	1,122	78,697
Innospec, Inc.	482	45,048
Intrepid Potash, Inc.(b)	208	9,720
Kaiser Aluminum Corp.	579	41,549
Koppers Holdings, Inc.	1,568	35,798
Livent Corp.(b)(c)	734	23,620
LSB Industries, Inc.(b)	788	12,435
Materion Corp.	506	43,673
Mativ Holdings, Inc., Class A	1,755	41,453
Mercer International, Inc. (Germany)	2,161	35,051
Mesabi Trust	322	8,211
Minerals Technologies, Inc.	1,283	74,748
MP Materials Corp.(b)(c)	564	19,734
Myers Industries, Inc.	859	16,596
NewMarket Corp.	213	61,176
O-I Glass, Inc.(b)	10,707	139,298
Orion Engineered Carbons S.A. (Germany)(c)	1,843	31,073
Pactiv Evergreen, Inc.	2,638	29,282
Quaker Chemical Corp.(c)	319	55,608
Ranpak Holdings Corp.(b)	1,672	8,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2022

	Shares	Value
Materials-(continued)
Rayonier Advanced Materials, Inc.(b)	10,695	$48,341
Resolute Forest Products, Inc.	6,293	127,496
Royal Gold, Inc.	876	80,504
Ryerson Holding Corp.	1,141	32,519
Schnitzer Steel Industries, Inc., Class A(c)	1,750	57,820
Scotts Miracle-Gro Co. (The)	1,263	84,558
Sensient Technologies Corp.	759	60,470
Silgan Holdings, Inc.	2,775	126,401
Southern Copper Corp. (Peru)	1,731	81,478
SSR Mining, Inc. (Canada)	7,486	100,986
Stepan Co.	592	61,704
Summit Materials, Inc., Class A(b)	3,777	107,342
SunCoke Energy, Inc.	6,152	40,542
TimkenSteel Corp.(b)	1,573	24,130
Tredegar Corp.	2,696	27,526
TriMas Corp.	1,377	37,895
Trinseo PLC	2,408	63,884
Tronox Holdings PLC, Class A	6,053	88,555
Valvoline, Inc.	3,312	96,280
Venator Materials PLC(b)	11,499	20,353
Warrior Met Coal, Inc.	1,470	47,849
Westlake Corp.	961	94,783
Worthington Industries, Inc.(c)	1,698	86,581

		4,311,809

Real Estate-4.45%
Alexander & Baldwin, Inc.	1,170	21,914
Americold Realty Trust, Inc.(c)	4,448	130,860
Anywhere Real Estate, Inc.(b)(c)	15,353	149,999
Apartment Income REIT Corp.	2,034	83,089
Apple Hospitality REIT, Inc.	2,465	39,218
Camden Property Trust	729	93,684
CatchMark Timber Trust, Inc., Class A	1,646	17,530
Chatham Lodging Trust(b)	856	10,409
Corporate Office Properties Trust(c)	2,598	67,132
CubeSmart	2,244	103,336
Cushman & Wakefield PLC(b)(c)	8,530	127,609
DiamondRock Hospitality Co.(b)	1,873	16,351
Diversified Healthcare Trust	32,625	47,632
Empire State Realty Trust, Inc., Class A(c)	6,272	43,716
Equity LifeStyle Properties, Inc.	1,435	100,593
eXp World Holdings, Inc.	2,644	34,187
Extra Space Storage, Inc.	968	192,371
Forestar Group, Inc.(b)	431	5,362
Hersha Hospitality Trust(b)	1,435	13,919
Highwoods Properties, Inc.	2,649	80,556
Host Hotels & Resorts, Inc.	5,576	99,086
Howard Hughes Corp. (The)(b)(c)	477	30,351
Industrial Logistics Properties Trust	2,498	18,710
Innovative Industrial Properties, Inc.(c)	303	27,791
Lamar Advertising Co., Class A	1,553	145,811
Life Storage, Inc.	710	90,347
Marcus & Millichap, Inc.	431	16,111
National Storage Affiliates Trust	1,238	62,544
Newmark Group, Inc., Class A	7,447	76,332
Offerpad Solutions, Inc.(b)(c)	1,057	1,607
Office Properties Income Trust	2,838	49,864
Opendoor Technologies, Inc.(b)	8,434	36,519
Outfront Media, Inc.	2,651	46,923
Park Hotels & Resorts, Inc.(c)	2,186	30,604

	Shares	Value
Real Estate-(continued)
Piedmont Office Realty Trust, Inc., Class A	4,426	$52,138
PotlatchDeltic Corp.(c)	1,539	71,440
Rayonier, Inc.	2,008	71,324
RE/MAX Holdings, Inc., Class A	621	14,134
Redfin Corp.(b)(c)	3,021	24,742
RLJ Lodging Trust	2,518	30,367
RMR Group, Inc. (The), Class A	1,073	27,941
Ryman Hospitality Properties, Inc.(b)	252	20,719
Service Properties Trust	9,145	62,552
SITE Centers Corp.	4,625	59,940
St. Joe Co. (The)	331	12,644
Summit Hotel Properties, Inc.	2,773	21,796
Sun Communities, Inc.	717	110,210
Sunstone Hotel Investors, Inc.(b)(c)	3,986	43,408
Tanger Factory Outlet Centers, Inc.(c)	2,216	34,171
UMH Properties, Inc.	1,517	27,367
Uniti Group, Inc.	6,289	59,054
Universal Health Realty Income Trust	238	12,112
Urstadt Biddle Properties, Inc., Class A	640	10,701
Xenia Hotels & Resorts, Inc.(b)	1,306	20,713
Zillow Group, Inc., Class C(b)(c)	4,285	143,376

		3,042,916

Utilities-3.76%
ALLETE, Inc.	1,700	100,606
American States Water Co.	471	39,079
Atmos Energy Corp.	1,471	166,782
Avangrid, Inc.	2,489	122,957
Avista Corp.	2,335	94,871
Black Hills Corp.	1,445	109,069
Brookfield Infrastructure Corp., Class A (Canada)	961	45,744
California Water Service Group(c)	991	58,003
Chesapeake Utilities Corp.	305	38,521
Hawaiian Electric Industries, Inc.	3,264	127,688
IDACORP, Inc.	1,188	129,777
MGE Energy, Inc.	578	44,518
National Fuel Gas Co.	2,170	154,656
New Jersey Resources Corp.(c)	2,593	114,455
Northwest Natural Holding Co.	981	46,705
NorthWestern Corp.	1,509	79,947
OGE Energy Corp.	3,936	159,565
Ormat Technologies, Inc.	868	81,141
Otter Tail Corp.	867	65,493
PG&E Corp.(b)	8,104	99,922
PNM Resources, Inc.	2,645	125,452
Portland General Electric Co.(c)	3,270	168,961
SJW Group	716	46,039
South Jersey Industries, Inc.	3,096	104,800
Southwest Gas Holdings, Inc.	1,511	117,631
Spire, Inc.	1,532	107,071
Unitil Corp.	465	24,222

		2,573,675

Total Common Stocks & Other Equity Interests (Cost $70,152,445)		68,393,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2022

	Shares	Value
Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(f)(g) (Cost $14,750)	14,750	$14,750

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $70,167,195)		68,407,855

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.62%
Invesco Private Government Fund, 2.29%(f)(g)(h)	3,687,283	3,687,283

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(f)(g)(h)	9,736,760	$9,737,733

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,424,149)		13,425,016

TOTAL INVESTMENTS IN SECURITIES-119.59% (Cost $83,591,344)		81,832,871
OTHER ASSETS LESS LIABILITIES-(19.59)%		(13,404,359)

NET ASSETS-100.00%		$68,428,512

Investment Abbreviations:

ADR-American Depositary Receipt

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)	Restricted security. The aggregate value of these securities at August 31, 2022 was $65,497, which represented less than 1% of the Fund’s Net Assets.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$34,048	$2,449,352	$(2,468,650)	$-	$-	$14,750	$263

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	731,400	15,682,820	(12,726,937)	-	-	3,687,283	18,849	*
Invesco Private Prime Fund	1,892,831	33,055,115	(25,210,230)	867	(850)	9,737,733	53,123	*

Total	$2,658,279	$51,187,287	$(40,405,817)	$867	$(850)	$13,439,766	$72,235

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Statements of Assets and Liabilities

August 31, 2022

	Invesco Defensive Equity ETF (DEF)	Invesco RAFITM Strategic Developed ex-US ETF (ISDX)	Invesco RAFITM Strategic Emerging Markets ETF (ISEM)	Invesco RAFITM Strategic US ETF (IUS)	Invesco RAFITM Strategic US Small Company ETF (IUSS)
Assets:
Unaffiliated investments in securities, at value(a)	$264,825,206	$378,218,486	$32,973,555	$151,153,244	$68,393,105
Affiliated investments in securities, at value	52,209	47,587,719	1,186,276	5,797,434	13,439,766
Foreign currencies, at value	-	17,457	247,217	-	-
Receivable for:
Dividends	426,727	1,027,303	172,185	299,292	55,535
Securities lending	-	10,221	477	2,816	5,618
Investments sold	-	1,786	1	-	1,430
Fund shares sold	659,255	-	-	918,795	-
Foreign tax reclaims	3,497	315,317	244	-	-
Other assets	7,917	-	-	-	-

Total assets	265,974,811	427,178,289	34,579,955	158,171,581	81,895,454

Liabilities:
Due to custodian	-	411,837	169,546	-	-
Payable for:
Investments purchased	658,421	71	356	908,551	-
Investments purchased - affiliated broker	-	-	-	-	29,197
Collateral upon return of securities loaned	-	47,584,798	1,186,244	5,637,088	13,424,149
Fund shares repurchased	-	1,763	-	-	-
Accrued unitary management fees	-	75,612	9,760	24,598	13,596
Accrued advisory fees	114,752	-	-	-	-
Accrued trustees’ and officer’s fees	8,971	-	-	-	-
Accrued expenses	78,994	-	-	-	-
Other payables	-	-	736	-	-

Total liabilities	861,138	48,074,081	1,366,642	6,570,237	13,466,942

Net Assets	$265,113,673	$379,104,208	$33,213,313	$151,601,344	$68,428,512

Net assets consist of:
Shares of beneficial interest	$335,947,569	$412,299,241	$40,442,338	$160,428,620	$73,950,148
Distributable earnings (loss)	(70,833,896)	(33,195,033)	(7,229,025)	(8,827,276)	(5,521,636)

Net Assets	$265,113,673	$379,104,208	$33,213,313	$151,601,344	$68,428,512

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,040,000	14,500,001	1,450,001	4,125,001	2,025,001
Net asset value	$65.62	$26.15	$22.91	$36.75	$33.79

Market price	$65.68	$26.05	$22.88	$36.79	$33.81

Unaffiliated investments in securities, at cost	$260,366,830	$397,641,939	$38,615,295	$154,107,884	$70,152,445

Affiliated investments in securities, at cost	$52,209	$47,584,798	$1,186,244	$5,796,586	$13,438,899

Foreign currencies, at cost	$-	$16,676	$248,251	$-	$-

(a) Includes securities on loan with an aggregate value of:	$-	$44,587,604	$1,148,739	$5,466,048	$12,929,876

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Statements of Operations

For the year ended August 31, 2022

	Invesco Defensive Equity ETF (DEF)	Invesco RAFITM Strategic Developed ex-US ETF (ISDX)	Invesco RAFITM Strategic Emerging Markets ETF (ISEM)	Invesco RAFITM Strategic US ETF (IUS)	Invesco RAFITM Strategic US Small Company ETF (IUSS)
Investment income:
Unaffiliated dividend income	$5,267,584	$12,312,939	$2,125,405	$3,267,571	$667,929
Affiliated dividend income	371	1,581	272	1,764	263
Non-cash dividend income	-	267,317	31,312	-	-
Securities lending income, net	110	163,280	7,118	8,841	26,038
Foreign withholding tax	-	(1,292,195)	(175,907)	(119)	(411)

Total investment income	5,268,065	11,452,922	1,988,200	3,278,057	693,819

Expenses:
Unitary management fees	-	785,840	104,575	337,823	118,027
Advisory fees	1,391,997	-	-	-	-
Accounting & administration fees	31,600	-	-	-	-
Custodian & transfer agent fees	6,461	-	-	-	-
Trustees’ and officer’s fees	5,616	-	-	-	-
Tax expenses	1,601	-	-	-	-
Other expenses	62,326	-	-	-	-

Total expenses	1,499,601	785,840	104,575	337,823	118,027

Less: Waivers	(31)	(123)	(50)	(48)	(20)

Net expenses	1,499,570	785,717	104,525	337,775	118,007

Net investment income	3,768,495	10,667,205	1,883,675	2,940,282	575,812

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(26,198,239)	(8,573,771)	(1,606,503)	(3,167,534)	(2,163,012)
Affiliated investment securities	(393)	(801)	(243)	(234)	(850)
In-kind redemptions	34,596,813	13,293,310	-	36,886,825	723,260
Foreign currencies	-	(142,156)	(39,975)	-	-

Net realized gain (loss)	8,398,181	4,576,582	(1,646,721)	33,719,057	(1,440,602)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(30,530,441)	(60,059,121)	(5,847,956)	(42,183,458)	(6,520,973)
Affiliated investment securities	-	2,921	32	848	867
Foreign currencies	-	(46,880)	(5,972)	-	-

Change in net unrealized appreciation (depreciation)	(30,530,441)	(60,103,080)	(5,853,896)	(42,182,610)	(6,520,106)

Net realized and unrealized gain (loss)	(22,132,260)	(55,526,498)	(7,500,617)	(8,463,553)	(7,960,708)

Net increase (decrease) in net assets resulting from operations	$(18,363,765)	$(44,859,293)	$(5,616,942)	$(5,523,271)	$(7,384,896)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco Defensive Equity ETF (DEF)		Invesco RAFITM Strategic Developed ex-US ETF (ISDX)
	2022	2021	2022	2021
Operations:
Net investment income	$3,768,495	$2,785,894	$10,667,205	$8,439,438
Net realized gain (loss)	8,398,181	53,300,136	4,576,582	20,609,278
Change in net unrealized appreciation (depreciation)	(30,530,441)	(4,327,731)	(60,103,080)	53,865,496

Net increase (decrease) in net assets resulting from operations	(18,363,765)	51,758,299	(44,859,293)	82,914,212

Distributions to Shareholders from:
Distributable earnings	(3,001,999)	(3,462,014)	(16,086,834)	(6,362,180)

Shareholder Transactions:
Proceeds from shares sold	298,090,596	312,404,475	201,979,382	36,923,981
Value of shares repurchased	(312,531,169)	(367,515,698)	(62,588,998)	(62,848,497)

Net increase (decrease) in net assets resulting from share transactions	(14,440,573)	(55,111,223)	139,390,384	(25,924,516)

Net increase (decrease) in net assets	(35,806,337)	(6,814,938)	78,444,257	50,627,516

Net assets:
Beginning of year	300,920,010	307,734,948	300,659,951	250,032,435

End of year	$265,113,673	$300,920,010	$379,104,208	$300,659,951

Changes in Shares Outstanding:
Shares sold	4,280,000	5,090,000	6,900,000	1,150,000
Shares repurchased	(4,570,000)	(6,160,000)	(2,150,000)	(2,100,000)
Shares outstanding, beginning of year	4,330,000	5,400,000	9,750,001	10,700,001

Shares outstanding, end of year	4,040,000	4,330,000	14,500,001	9,750,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Invesco RAFITM Strategic Emerging Markets ETF (ISEM)		Invesco RAFITM Strategic US ETF (IUS)		Invesco RAFITM Strategic US Small Company ETF (IUSS)
2022	2021	2022	2021	2022	2021

$1,883,675	$864,815	$2,940,282	$2,734,088	$575,812	$278,843
(1,646,721)	1,665,421	33,719,057	18,545,918	(1,440,602)	11,520,910
(5,853,896)	2,634,417	(42,182,610)	31,020,286	(6,520,106)	4,753,479

(5,616,942)	5,164,653	(5,523,271)	52,300,292	(7,384,896)	16,553,232

(1,920,988)	(684,037)	(3,038,324)	(2,673,899)	(404,378)	(267,722)

12,748,714	7,674,500	107,737,113	43,067,428	39,981,296	23,591,813
-	(4,528,345)	(127,583,687)	(55,897,486)	(2,780,337)	(30,027,449)

12,748,714	3,146,155	(19,846,574)	(12,830,058)	37,200,959	(6,435,636)

5,210,784	7,626,771	(28,408,169)	36,796,335	29,411,685	9,849,874

28,002,529	20,375,758	180,009,513	143,213,178	39,016,827	29,166,953

$33,213,313	$28,002,529	$151,601,344	$180,009,513	$68,428,512	$39,016,827

500,000	250,000	2,775,000	1,150,000	1,100,000	600,000
-	(150,000)	(3,325,000)	(1,575,000)	(75,000)	(850,000)
950,001	850,001	4,675,001	5,100,001	1,000,001	1,250,001

1,450,001	950,001	4,125,001	4,675,001	2,025,001	1,000,001

58

Financial Highlights

Invesco Defensive Equity ETF (DEF)

	Years Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$69.50	$56.99	$53.27	$49.47	$43.25

Net investment income(a)	0.92	0.64	0.75	0.68	0.58
Net realized and unrealized gain (loss) on investments	(4.02)	12.66	3.62	3.73	6.40

Total from investment operations	(3.10)	13.30	4.37	4.41	6.98

Distributions to shareholders from:
Net investment income	(0.78)	(0.79)	(0.65)	(0.61)	(0.76)

Net asset value at end of year	$65.62	$69.50	$56.99	$53.27	$49.47

Market price at end of year(b)	$65.68	$69.47	$57.08	$53.30	$49.53

Net Asset Value Total Return(c)	(4.54)%	23.61%	8.22%	9.27%	16.25%
Market Price Total Return(c)	(4.40)%	23.36%	8.34%	9.20%	16.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$265,114	$300,920	$307,735	$245,052	$190,471
Ratio to average net assets of:
Expenses	0.54%	0.55%	0.53%	0.55%	0.59%
Net investment income	1.35%	1.05%	1.42%	1.37%	1.25%
Portfolio turnover rate(d)	134%	121%	136%	145%	136%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights–(continued)

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)

	Years Ended August 31,			For the Period September 10, 2018(a) Through August 31, 2019
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$30.84	$23.37	$23.97	$25.00

Net investment income(b)	0.91	0.82	0.59	0.70
Net realized and unrealized gain (loss) on investments	(4.14)	7.26	(0.56)	(1.24)

Total from investment operations	(3.23)	8.08	0.03	(0.54)

Distributions to shareholders from:
Net investment income	(1.29)	(0.61)	(0.63)	(0.49)
Net realized gains	(0.17)	-	-	-

Total distributions	(1.46)	(0.61)	(0.63)	(0.49)

Net asset value at end of period	$26.15	$30.84	$23.37	$23.97

Market price at end of period(c)	$26.05	$30.85	$23.34	$23.94

Net Asset Value Total Return(d)	(10.84)%	34.94%	0.43%	(2.10	)%(e)
Market Price Total Return(d)	(11.22)%	35.15%	0.41%	(2.22	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$379,104	$300,660	$250,032	$234,946
Ratio to average net assets of:
Expenses	0.23%	0.23%	0.23%	0.24	%(f)
Net investment income	3.12%	2.92%	2.56%	2.97	%(f)
Portfolio turnover rate(g)	20%	18%	26%	47%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (2.10)%. The market price total return from Fund Inception to August 31, 2019 was (2.22)%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights–(continued)

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)

	Years Ended August 31,					For the Period September 10, 2018(a) Through August 31, 2019
	2022		2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$29.48		$23.97	$24.08		$25.00

Net investment income(b)	1.63	(c)	0.99	0.67		1.06
Net realized and unrealized gain (loss) on investments	(6.54)		5.30	(0.20	)(d)	(1.60)

Total from investment operations	(4.91)		6.29	0.47		(0.54)

Distributions to shareholders from:
Net investment income	(1.66)		(0.78)	(0.58)		(0.38)

Net asset value at end of period	$22.91		$29.48	$23.97		$24.08

Market price at end of period(e)	$22.88		$29.50	$24.09		$24.09

Net Asset Value Total Return(f)	(17.14)%		26.70%	2.03	%(d)	(2.22	)%(g)
Market Price Total Return(f)	(17.32)%		26.13%	2.48%		(2.19	)%(g)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$33,213		$28,003	$20,376		$25,286
Ratio to average net assets of:
Expenses	0.35%		0.35%	0.35%		0.39	%(h)
Net investment income	6.30	%(c)	3.57%	2.84%		4.35	%(h)
Portfolio turnover rate(i)	37%		30%	19	%(d)	22%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.45 and 5.61%, respectively.

(d)

Amount includes the effect of the Adviser pay-in for an economic loss of $0.07 per share. Had the pay-in not been made, the net asset value total return would have been 1.73%. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.

(e)	The mean between the last bid and ask prices.
(f)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (1.95)%. The market price total return from Fund Inception to August 31, 2019 was (2.19)%.

(h)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.04%.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco RAFITM Strategic US ETF (IUS)

	Years Ended August 31,			For the Period September 10, 2018(a) Through August 31, 2019
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$38.50	$28.08	$24.93	$25.00

Net investment income(b)	0.64	0.56	0.54	0.58
Net realized and unrealized gain (loss) on investments	(1.72)	10.40	3.13	(0.26)

Total from investment operations	(1.08)	10.96	3.67	0.32

Distributions to shareholders from:
Net investment income	(0.67)	(0.54)	(0.52)	(0.39)

Net asset value at end of period	$36.75	$38.50	$28.08	$24.93

Market price at end of period(c)	$36.79	$38.52	$28.14	$24.94

Net Asset Value Total Return(d)	(2.84)%	39.47%	15.17%	1.45	%(e)
Market Price Total Return(d)	(2.78)%	39.25%	15.38%	1.50	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$151,601	$180,010	$143,213	$117,188
Ratio to average net assets of:
Expenses	0.19%	0.19%	0.19%	0.20	%(f)
Net investment income	1.65%	1.69%	2.09%	2.41	%(f)
Portfolio turnover rate(g)	10%	15%	15%	8%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was 0.92%. The market price total return from Fund Inception to August 31, 2019 was 0.97%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.02%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights–(continued)

Invesco RAFITM Strategic US Small Company ETF (IUSS)

	Years Ended August 31,			For the Period September 10, 2018(a) Through August 31, 2019
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$39.02	$23.33	$22.48	$25.00

Net investment income(b)	0.41	0.26	0.24	0.23
Net realized and unrealized gain (loss) on investments	(5.35)	15.67	0.87	(2.55)

Total from investment operations	(4.94)	15.93	1.11	(2.32)

Distributions to shareholders from:
Net investment income	(0.29)	(0.24)	(0.26)	(0.20)

Net asset value at end of period	$33.79	$39.02	$23.33	$22.48

Market price at end of period(c)	$33.81	$38.99	$23.38	$22.48

Net Asset Value Total Return(d)	(12.70)%	68.57%	5.13%	(9.20	)%(e)
Market Price Total Return(d)	(12.58)%	68.09%	5.36%	(9.20	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$68,429	$39,017	$29,167	$24,724
Ratio to average net assets of:
Expenses	0.23%	0.23%	0.23%	0.28	%(f)
Net investment income	1.12%	0.79%	1.07%	1.05	%(f)
Portfolio turnover rate(g)	36%	39%	28%	20%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (9.34)%. The market price total return from Fund Inception to August 31, 2019 was (9.31)%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.05%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Defensive Equity ETF (DEF)	“Defensive Equity ETF”

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)	“RAFITM Strategic Developed ex-US ETF”

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)	“RAFITM Strategic Emerging Markets ETF”

Invesco RAFITM Strategic US ETF (IUS)	“RAFITM Strategic US ETF”

Invesco RAFITM Strategic US Small Company ETF (IUSS)	“RAFITM Strategic US Small Company ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market, except for Shares of Defensive Equity ETF, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Defensive Equity ETF	Invesco Defensive Equity Index

RAFITM Strategic Developed ex-US ETF	Invesco Strategic Developed ex-US Index

RAFITM Strategic Emerging Markets ETF	Invesco Strategic Emerging Markets Index

RAFITM Strategic US ETF	Invesco Strategic US Index

RAFITM Strategic US Small Company ETF	Invesco Strategic US Small Company Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related

64

to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

65

withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except Defensive Equity ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Defensive Equity ETF declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year or period-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except Defensive Equity ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of each Fund (except Defensive Equity ETF), including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Defensive Equity ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to

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its Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for

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securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

Defensive Equity ETF	$10

RAFITM Strategic Developed ex-US ETF	11

RAFITM Strategic Emerging Markets ETF	205

RAFITM Strategic US ETF	347

RAFITM Strategic US Small Company ETF	913

J.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by a Fund. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging

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markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging markets securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in

69

response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in each Fund, even beyond any direct investment exposure each Fund may have to Russian issuers or the adjoining geographic regions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, Defensive Equity ETF accrues daily and pays monthly to the Adviser an annual fee equal to 0.50% of its average daily net assets. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Defensive Equity ETF (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) through at least August 31, 2024.

Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other

70

extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

RAFITM Strategic Developed ex-US ETF	0.23%

RAFITM Strategic Emerging Markets ETF	0.35%

RAFITM Strategic US ETF	0.19%

RAFITM Strategic US Small Company ETF	0.23%

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended August 31, 2022, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Defensive Equity ETF	$31

RAFITM Strategic Developed ex-US ETF	123

RAFITM Strategic Emerging Markets ETF	50

RAFITM Strategic US ETF	48

RAFITM Strategic US Small Company ETF	20

The fees waived and/or expenses borne by the Adviser for Defensive Equity ETF pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. There are no amounts available for potential recapture by the Adviser as of August 31, 2022.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Defensive Equity ETF	$3,187

RAFITM Strategic Developed ex-US ETF	133

RAFITM Strategic Emerging Markets ETF	77

RAFITM Strategic US ETF	3,022

RAFITM Strategic US Small Company ETF	9,394

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold—affiliated broker and/or payable caption Investments purchased—affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market

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prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022, for each Fund (except for Defensive Equity ETF). As of August 31, 2022, all of the securities in Defensive Equity ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
RAFITM Strategic Developed ex-US ETF
Investments in Securities
Common Stocks & Other Equity Interests	$378,218,486	$-	$-	$378,218,486
Money Market Funds	-	47,587,719	-	47,587,719

Total Investments	$378,218,486	$47,587,719	$-	$425,806,205

RAFITM Strategic Emerging Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$32,972,020	$-	$1,535	$32,973,555
Money Market Funds	-	1,186,276	-	1,186,276

Total Investments	$32,972,020	$1,186,276	$1,535	$34,159,831

RAFITM Strategic US ETF
Investments in Securities
Common Stocks & Other Equity Interests	$151,256,692	$-	$-	$151,256,692
Money Market Funds	56,869	5,637,117	-	5,693,986

Total Investments	$151,313,561	$5,637,117	$-	$156,950,678

RAFITM Strategic US Small Company ETF
Investments in Securities
Common Stocks & Other Equity Interests	$68,393,105	$-	$-	$68,393,105
Money Market Funds	14,750	13,425,016	-	13,439,766

Total Investments	$68,407,855	$13,425,016	$-	$81,832,871

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022		2021
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*
Defensive Equity ETF	$3,001,999	$-	$3,462,014
RAFITM Strategic Developed ex-US ETF	15,411,461	675,373	6,362,180
RAFITM Strategic Emerging Markets ETF	1,920,988	-	684,037
RAFITM Strategic US ETF	3,038,324	-	2,673,899
RAFITM Strategic US Small Company ETF	404,378	-	267,722

*	Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Defensive Equity ETF	$2,594,494	$(5,538)	$3,490,708	$-	$(76,913,560)	$335,947,569	$265,113,673
RAFITM Strategic Developed ex-US ETF	768,739	-	(21,544,035)	(42,242)	(12,377,495)	412,299,241	379,104,208
RAFITM Strategic Emerging Markets ETF	450,950	-	(5,954,876)	(3,860)	(1,721,239)	40,442,338	33,213,313
RAFITM Strategic US ETF	469,009	-	(3,146,519)	-	(6,149,766)	160,428,620	151,601,344
RAFITM Strategic US Small Company ETF	204,786	-	(1,984,318)	-	(3,742,104)	73,950,148	68,428,512

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*
Defensive Equity ETF	$76,058,394	$855,166	$76,913,560
RAFITM Strategic Developed ex-US ETF	7,301,813	5,075,682	12,377,495
RAFITM Strategic Emerging Markets ETF	517,937	1,203,302	1,721,239
RAFITM Strategic US ETF	4,521,737	1,628,029	6,149,766
RAFITM Strategic US Small Company ETF	3,270,534	471,570	3,742,104

* Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Defensive Equity ETF	$370,738,181	$371,157,210
RAFITM Strategic Developed ex-US ETF	73,225,349	67,989,329
RAFITM Strategic Emerging Markets ETF	20,458,131	11,015,429
RAFITM Strategic US ETF	18,884,406	18,741,163
RAFITM Strategic US Small Company ETF	19,290,835	18,685,068

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales
Defensive Equity ETF	$298,087,206	$311,501,177
RAFITM Strategic Developed ex-US ETF	189,219,846	58,856,369
RAFITM Strategic Emerging Markets ETF	3,013,209	-
RAFITM Strategic US ETF	106,633,919	126,745,242
RAFITM Strategic US Small Company ETF	39,637,424	2,760,226

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Defensive Equity ETF	$14,593,420	$(11,102,712)	$3,490,708	$261,386,707
RAFITM Strategic Developed ex-US ETF	22,785,585	(44,329,620)	(21,544,035)	447,350,240
RAFITM Strategic Emerging Markets ETF	1,944,736	(7,899,612)	(5,954,876)	40,114,707
RAFITM Strategic US ETF	7,219,030	(10,365,549)	(3,146,519)	160,097,197
RAFITM Strategic US Small Company ETF	5,375,863	(7,360,181)	(1,984,318)	83,817,189

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies, taxable spinoffs and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Defensive Equity ETF	$2,760	$(32,662,697)	$32,659,937
RAFITM Strategic Developed ex-US ETF	1,354,667	(13,487,219)	12,132,552
RAFITM Strategic Emerging Markets ETF	(31,630)	31,630	—
RAFITM Strategic US ETF	401	(36,774,034)	36,773,633
RAFITM Strategic US Small Company ETF	2,022	(717,611)	715,589

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for each Fund (except Defensive Equity ETF). The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco Defensive Equity ETF, Invesco RAFITM Strategic Developed ex-US ETF, Invesco RAFITM Strategic Emerging Markets ETF, Invesco RAFITM Strategic US ETF and Invesco RAFITM Strategic US Small Company ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Defensive Equity ETF, Invesco RAFITM Strategic Developed ex-US ETF, Invesco RAFITM Strategic Emerging Markets ETF, Invesco RAFITM Strategic US ETF and Invesco RAFITM Strategic US Small Company ETF (five of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust (excluding Invesco Defensive Equity ETF), you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). As a shareholder of Invesco Defensive Equity ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Defensive Equity ETF (DEF)
Actual	$1,000.00	$968.60	0.54%	$2.68
Hypothetical (5% return before expenses)	1,000.00	1,022.48	0.54	2.75
Invesco RAFITM Strategic Developed ex-US ETF (ISDX)
Actual	1,000.00	887.10	0.23	1.09
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.23	1.17
Invesco RAFITM Strategic Emerging Markets ETF (ISEM)
Actual	1,000.00	882.10	0.35	1.66
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco RAFITM Strategic US ETF (IUS)
Actual	1,000.00	949.70	0.19	0.93
Hypothetical (5% return before expenses)	1,000.00	1,024.25	0.19	0.97

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Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco RAFITM Strategic US Small Company ETF (IUSS) Actual	$1,000.00	$920.90	0.23%	$1.11
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.23	1.17

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco Defensive Equity ETF	0%	100%	100%	0%	0%	$-	$-

Invesco RAFITM Strategic Developed ex-US ETF	0%	81%	0%	0%	0%	675,373	1,047,053

Invesco RAFITM Strategic Emerging Markets ETF	0%	59%	0%	0%	0%	-	-

Invesco RAFITM Strategic US ETF	0%	100%	100%	0%	0%	-	-

Invesco RAFITM Strategic US Small Company ETF	4%	96%	93%	0%	0%	-	-

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share

Invesco RAFITM Strategic Developed ex-US ETF	$0.0637	$0.9627

Invesco RAFITM Strategic Emerging Markets ETF	0.1181	1.4789

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

79

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

80

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

81

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2016	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

82

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

83

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Since 2016	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

84

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

88

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 37 series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2029 Municipal Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2030 Municipal Bond ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2030 Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco International Developed Dynamic Multifactor ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Emerging Markets ETF
Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF
Invesco BulletShares 2028 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US Small Company ETF
Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF
Invesco BulletShares 2023 Municipal Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF
Invesco BulletShares 2024 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year period for Invesco BulletShares 2022 Municipal Bond ETF, Invesco Bulletshares 2022 USD Emerging Markets Debt ETF and Invesco Bulletshares 2023 USD Emerging Markets Debt ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco BulletShares 2022 Municipal Bond ETF’s, Invesco Bulletshares 2022 USD Emerging Markets Debt ETF’s and Invesco Bulletshares 2023 USD Emerging Markets Debt ETF’s level of correlation to its underlying index. The Trustees noted that for each applicable period the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded

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Approval of Investment Advisory Contracts–(continued)

that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF, Invesco BulletShares 2029 Corporate Bond ETF and Invesco BulletShares 2030 Corporate Bond ETF;

●	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

●

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF and Invesco BulletShares 2030 Municipal Bond ETF;

●	0.19% of the Fund’s average daily net assets for Invesco RAFITM Strategic US ETF;

●	0.23% of the Fund’s average daily net assets for each of Invesco RAFITM Strategic Developed ex-US ETF and Invesco RAFITM Strategic US Small Company ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF and Invesco Russell 1000® Dynamic Multifactor ETF;

●	0.34% of the Fund’s average daily net assets for Invesco International Developed Dynamic Multifactor ETF;

●	0.35% of the Fund’s average daily net assets for Invesco RAFITM Strategic Emerging Markets ETF;

●	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

●

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF, Invesco BulletShares 2027 High Yield Corporate Bond ETF and Invesco BulletShares 2028 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the

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Approval of Investment Advisory Contracts–(continued)

net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco BulletShares 2022 Corporate Bond ETF	X		X
Invesco BulletShares 2023 Corporate Bond ETF	X		X
Invesco BulletShares 2024 Corporate Bond ETF	X		X
Invesco BulletShares 2025 Corporate Bond ETF	X		X
Invesco BulletShares 2026 Corporate Bond ETF	X		X
Invesco BulletShares 2027 Corporate Bond ETF	X		X
Invesco BulletShares 2028 Corporate Bond ETF	X		X
Invesco BulletShares 2029 Corporate Bond ETF	X		X
Invesco BulletShares 2030 Corporate Bond ETF	X		X
Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2027 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2028 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2023 Municipal Bond ETF		N/A	X
Invesco BulletShares 2024 Municipal Bond ETF		N/A	X
Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X		X
Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X		X
Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X		X
Invesco International Developed Dynamic Multifactor ETF		X	X
Invesco Investment Grade Defensive ETF	X	X	X
Invesco Investment Grade Value ETF	X	X	X
Invesco RAFITM Strategic Developed ex-US ETF	X		X
Invesco RAFITM Strategic Emerging Markets ETF	X		X
Invesco RAFITM Strategic US ETF	X	X	X
Invesco RAFITM Strategic US Small Company ETF	X	X	X
Invesco Russell 1000® Dynamic Multifactor ETF	X		X
Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other

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Approval of Investment Advisory Contracts–(continued)

investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc. and Invesco Indexing LLC, affiliates of the Adviser, serve as each Fund’s distributor and index provider and are paid a distribution fee and licensing fee, respectively, by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

92

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco Defensive Equity ETF (the “Fund”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Fund and the Adviser, (iii) the fees and expenses paid by the Fund and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Fund, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Fund. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Fund.

The Trustees also reviewed information on the performance of the Fund and its underlying index for the one-year, three-year, five-year, ten-year and since-inception (December 15, 2006) periods ended December 31, 2021, including reports for each of those periods on the correlation and tracking error between the Fund’s performance and the performance of its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that the Fund was created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on April 6, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each period, the correlation and tracking error for the Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that the Fund was correlated to its underlying index and that the tracking error for the Fund was within an acceptable range given the Fund’s circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Fund’s administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Fund under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to the Fund is 0.50% of the Fund’s average daily net assets and that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (the “Expense Cap”) to the extent necessary to prevent the annual operating expenses of the Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year through at least August 31, 2024.

The Trustees compared the Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the Fund’s contractual advisory fee was higher than the median net advisory fees of its ETF peer funds and open-end index peer funds, but was lower than the median net advisory fee of its open-end actively-managed peer funds. The Trustees also noted that the Fund’s net expense ratio was higher than the median net expense ratios of its ETF peer funds and open-end index peer funds, but was lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, noting that the Adviser indicated that none of the other investment products have comparable investment strategies to the Fund. The Trustees considered the Adviser’s explanation of the differences between the

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Approval of Investment Advisory Contracts–(continued)

services provided to the Fund and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Fund requires substantially more labor and expense.

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of the Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Fund. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to the Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed the Fund’s asset size, advisory fee, expense ratio and the Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by the Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in the Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for the Fund was reasonable in relation to the asset size of the Fund and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Fund, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Fund, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Fund’s direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc. and Invesco Indexing LLC, affiliates of the Adviser, serve as the Fund’s distributor and index provider and are paid a distribution fee and licensing fee, respectively, by the Adviser. The Board concluded that the Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

94

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-SIFT-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2022 IIGD Invesco Investment Grade Defensive ETF IIGV Invesco Investment Grade Value ETF

2

The Market Environment

Fixed Income

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,1 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52% during the quarter.2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter.

At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt, corporates and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year increased moderately from 1.63% to 2.32%.2

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation, as measured by the Consumer Price Index, increased further to 9.1%1 and fixed income markets felt the impact of rising interest rates. Bond sectors experienced negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).3 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its key fed funds rate during the period, including a 0.50% hike in May, a 0.75% hike in June (the largest since 1994), and an additional 0.75% in July to a target range of 2.25-2.50%. We believe that the Fed is unlikely to pivot from its hawkish policies, and we expect the Fed will increase the target range to 3.50-3.75% by the end of the year followed by a 0.50% cut in 2023. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 3.45% during the last 2-month period in the fiscal year, while 10-year Treasury rates increased from 3.04% to 3.15% over the same period.2 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bloomberg

3

IIGD	Management’s Discussion of Fund Performance
Invesco Investment Grade Defensive ETF (IIGD)

As an index fund, the Invesco Investment Grade Defensive ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Investment Grade Defensive Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to U.S. investment grade bonds having the highest “quality scores” (within the eligible universe of U.S. investment grade bonds) as determined by the Index Provider using its methodology described below. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar- denominated bonds issued by U.S. companies. To be eligible for inclusion in the Index, bonds must (i) have an average credit rating that is higher than BBB- (or equivalent), as derived from ratings by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. and Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $600 million in face value outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A under the Securities Act of 1933, as amended, bonds registered with the Securities and Exchange Commission, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Index.

The Index Provider assigns a quality score (“Quality Score”) to each eligible bond, which is calculated based on such bond’s maturity and credit rating. With respect to the maturity factor, each bond is scored based on the number of years remaining to maturity, with bonds having fewer years to maturity receiving higher scores. With respect to the credit rating factor, each rating agency’s rating is converted into a numerical value and a bond’s credit score is calculated as an equally-weighted average of the numerical scores of each agency that has rated the bond. The maturity and credit scores for each bond are standardized across the universe of eligible bonds, and the Quality Score for each bond is computed as an equally-weighted combination of these two factors.

All eligible securities are ranked by Quality Score. Initially, bonds with Quality Scores in the top 40% of eligible securities are selected for inclusion in the Index. At each monthly Index rebalance, any new eligible security with a Quality Score in the top 30% of eligible securities is added to the Index, and current Index constituents with a Quality Score in the top 50% of eligible securities remain in the Index, provided that they satisfy all other eligibility criteria. Index constituents are equally-weighted. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (7.82)%. On a net asset value (“NAV”) basis, the Fund returned (7.55)%. During the same time period, the Index returned (7.34)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the iBoxx USD Liquid Investment Grade Index (the “Benchmark Index”) returned (16.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the capital markets industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the banking industry, followed by its security selection to the media industry.

For the fiscal year ended August 31, 2022, no industry contributed to the Fund’s performance. The insurance industry detracted most significantly from the Fund’s return, followed by the banks and capital markets industries, respectively.

Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2022, included Equitable Financial Life Global Funding, 1.80% coupon, due 03/08/2028, an insurance company (portfolio average weight of 0.75%), and Metropolitan Life Global Funding I, 3.45% coupon, due 12/18/2026, an insurance company (portfolio average weight of 0.78%). No positions contributed positively to the Fund’s return during the period.

4

Invesco Investment Grade Defensive ETF (IIGD) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	41.00
Health Care	10.12
Utilities	9.82
Information Technology	8.71
Industrials	8.68
Consumer Discretionary	5.91
Consumer Staples	4.92
Energy	4.38
Sector Types Each Less Than 3%	5.63
Money Market Funds Plus Other Assets Less Liabilities	0.83

Credit Quality Rating (S&P)* (% of the Fund’s Net Assets) as of August 31, 2022
AAA	2.16
AA	19.68
A	60.17
BBB	17.16
Money Market Funds Plus Other Assets Less Liabilities	0.83

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Not-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit spglobal.com/ratings/en/ and select “Understanding Credit Ratings” under About Ratings on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Truist Financial Corp., 2.85%, 10/26/2024	0.86
MassMutual Global Funding II, 1.55%, 10/09/2030	0.85
Morgan Stanley, 3.88%, 01/27/2026	0.84
U.S. Bancorp, 1.45%, 05/12/2025	0.84
Fifth Third Bancorp, 2.38%, 01/28/2025	0.84
JPMorgan Chase & Co., 3.88%, 09/10/2024	0.84
Regions Financial Corp., 2.25%, 05/18/2025	0.84
State Street Corp., 3.55%, 08/18/2025	0.84
Morgan Stanley, 3.70%, 10/23/2024	0.84
Wells Fargo & Co., 3.00%, 04/22/2026	0.84
Total	8.43

*	Excluding money market fund holdings.

5

Invesco Investment Grade Defensive ETF (IIGD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Invesco Investment Grade Defensive Index	(7.34)%	(0.20)%	(0.60)%	1.89%	7.96%
iBoxx USD Liquid Investment Grade Index	(16.91)	(2.57)	(7.53)	1.80	7.61
Fund
NAV Return	(7.55)	(0.43)	(1.30)	1.69	7.12
Market Price Return	(7.82)	(0.62)	(1.86)	1.65	6.93

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

6

IIGV	Management’s Discussion of Fund Performance
Invesco Investment Grade Value ETF (IIGV)

As an index fund, the Invesco Investment Grade Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Investment Grade Value Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to higher value, U.S. investment grade bonds. Higher value bonds are characterized as those with higher yields that may provide greater returns in certain markets. In addition, the Index seeks to incorporate securities with the highest “quality scores” (within the eligible universe of U.S. investment grade bonds) as determined by the Index Provider using its methodology described below. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar- denominated bonds issued by U.S. companies. To be eligible for inclusion in the Index, bonds must (i) have an average credit rating that is higher than BBB- (or equivalent), as derived from ratings by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. and Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $600 million in face value outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A under the Securities Act of 1933, as amended, bonds registered with the Securities and Exchange Commission, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Index.

The Index Provider assigns a quality adjusted value score (“QAV Score”) to each eligible bond, which is calculated based on a combination of value and quality factors or characteristics. With respect to value, a value score (“Value Score”) is assigned to each eligible bond based on the bond’s option adjusted spread (“OAS”). Specifically, the Value Score for each bond is calculated as its percentile ranked OAS within its business sector and credit rating category. With respect to credit rating category, each rating agency’s rating is converted into a numerical value and a bond’s credit score is calculated as an equally-weighted average of the numerical scores of each agency that has rated the bond. The bond is then assigned to one of six credit rating categories, as established by the Index Provider. Bonds are also separately ranked by OAS solely within their credit rating category. If fewer than three bonds are available within a sector or credit rating category, then the Value Score for all bonds in the grouping is replaced with the percentile rank based on credit rating category only. If fewer than three bonds are available within a credit rating category, then the bonds in that credit rating category are removed from Index eligibility. The Value Scores are then standardized.

The Index Provider also calculates a quality score (“Quality Score”) for each eligible bond, which is calculated based on such bond’s maturity and credit rating. With respect to the maturity factor, each bond is scored based on the number of years remaining to maturity, with bonds having fewer years to maturity receiving higher scores. With respect to the credit rating factor, each rating agency’s rating is converted into a numerical value and a bond’s credit score is calculated as an equally weighted average of the numerical scores of each agency that has rated the bond. The maturity and credit scores for each bond are standardized across the universe of eligible bonds, and the Quality Score for each bond is computed as an equally weighted combination of these two factors. Once a Value Score and Quality Score are assigned to eligible bonds, the QAV Score is calculated as a weighted-average combination of the two scores, with 90% and 10% weights applied to the Value Score and Quality Score, respectively. All eligible securities are ranked by QAV Score. Initially, bonds with QAV Scores in the top 40% of eligible securities are selected for inclusion in the Index. At each monthly Index rebalance, any new eligible security with a QAV Score in the top 30% of eligible securities is added to the Index, and current Index constituents with a QAV Score in the top 50% of eligible securities remain in the Index, provided that they satisfy all other eligibility criteria. Index constituents are equally-weighted. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (14.10)%. On a net asset value (“NAV”) basis, the Fund returned (13.55)%. During the same time period, the Index returned (13.38)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the iBoxx USD Liquid Investment Grade Index (the “Benchmark Index”) returned (16.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

7

Invesco Investment Grade Value ETF (IIGV) (continued)

Relative to the Benchmark Index, the Fund was most overweight in the multi-utilities industry and most underweight in the software industry during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund security selection in the banking industry.

For the fiscal year ended August 31, 2022, no industry contributed to the Fund’s performance. The insurance industry detracted most significantly from the Fund’s return, followed by the capital markets and equity REITs industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Sammons Financial Group, Inc. 3.35% coupon, due 04/16/2031, an insurance company (portfolio average weight of 0.58%), and Blue Owl Finance LLC, 3.13% coupon, due 06/10/2031, a diversified financial services company (portfolio average weight of 0.56%). No positions contributed positively to the Fund’s return during this period.

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	21.07
Utilities	11.40
Energy	10.15
Health Care	8.89
Real Estate	8.34
Information Technology	8.19
Industrials	7.85
Consumer Discretionary	7.75
Materials	5.58
Consumer Staples	5.47
Communication Services	4.33
Money Market Funds Plus Other Assets Less Liabilities	0.98

Credit Quality Rating (S&P)* (% of the Fund’s Net Assets) as of August 31, 2022
AA	7.88
A	37.53
BBB	53.18
Not Rated	0.43
Money Market Funds Plus Other Assets Less Liabilities	0.98

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Not Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit spglobal.com/ratings/en/ and select “Understanding Credit Ratings” under About Ratings on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
National Securities Clearing Corp., 1.50%, 04/23/2025	0.84
PNC Bank N.A., 4.05%, 07/26/2028	0.80
UDR, Inc., 3.20%, 01/15/2030	0.75
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	0.72
Georgia Power Co., 4.70%, 05/15/2032	0.69
Allegion US Holding Co., Inc., 5.41%, 07/01/2032	0.69
Baxter International, Inc., 2.54%, 02/01/2032	0.69
Estee Lauder Cos., Inc. (The), 2.60%, 04/15/2030	0.68
Newmont Corp., 2.25%, 10/01/2030	0.68
Equitable Financial Life Global Funding, 1.80%, 03/08/2028	0.67
Total	7.21

*	Excluding money market fund holdings.

8

Invesco Investment Grade Value ETF (IIGV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Invesco Investment Grade Value Index	(13.38)%	(1.31)%	(3.88)%	2.25%	9.55%
iBoxx USD Liquid Investment Grade Index	(16.91)	(2.57)	(7.53)	1.80	7.61
Fund
NAV Return	(13.55)	(1.94)	(5.70)	1.59	6.70
Market Price Return	(14.10)	(2.19)	(6.43)	1.46	6.11

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

9

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

10

Invesco Investment Grade Defensive ETF (IIGD)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.17%
Aerospace & Defense-2.14%
Lockheed Martin Corp., 3.55%, 01/15/2026	$339,000	$336,793
Precision Castparts Corp., 3.25%, 06/15/2025	460,000	455,135
Raytheon Technologies Corp., 3.50%, 03/15/2027	440,000	427,187

		1,219,115

Air Freight & Logistics-0.80%
United Parcel Service, Inc., 3.90%, 04/01/2025	455,000	455,922

Automobiles-0.71%
PACCAR Financial Corp., 3.55%, 08/11/2025	410,000	406,684

Banks-14.18%
Bank of America Corp., 4.20%, 08/26/2024	340,000	339,708
Citizens Bank N.A., 2.25%, 04/28/2025	445,000	422,162
Fifth Third Bancorp, 2.38%, 01/28/2025	500,000	479,076
Fifth Third Bank N.A., 3.95%, 07/28/2025(b)	430,000	429,540
JPMorgan Chase & Co., 3.88%, 09/10/2024	480,000	478,283
KeyBank N.A.
3.30%, 06/01/2025	350,000	341,538
4.15%, 08/08/2025	400,000	397,567
Manufacturers and Traders Trust Co., 2.90%, 02/06/2025	431,000	417,858
PNC Bank N.A.
2.50%, 08/27/2024	400,000	389,760
3.88%, 04/10/2025	400,000	396,076
Regions Financial Corp., 2.25%, 05/18/2025(b)	500,000	477,482
Truist Bank
2.15%, 12/06/2024	435,000	417,363
1.50%, 03/10/2025	450,000	422,191
Truist Financial Corp.
2.85%, 10/26/2024	500,000	491,818
4.00%, 05/01/2025(b)	334,000	333,430
1.20%, 08/05/2025	517,000	476,099
U.S. Bancorp, 1.45%, 05/12/2025	511,000	479,137
U.S. Bank N.A., 2.05%, 01/21/2025	440,000	422,285
Wells Fargo & Co., 3.00%, 04/22/2026	500,000	476,524

		8,087,897

Beverages-0.58%
PepsiCo, Inc., 2.25%, 03/19/2025	345,000	332,881

Biotechnology-1.39%
Biogen, Inc., 4.05%, 09/15/2025	460,000	458,384
Gilead Sciences, Inc., 3.65%, 03/01/2026	337,000	331,616

		790,000

Capital Markets-9.51%
Bank of New York Mellon Corp. (The), 1.60%, 04/24/2025	360,000	339,266
BlackRock, Inc., 1.90%, 01/28/2031	420,000	350,444
Cboe Global Markets, Inc., 3.65%, 01/12/2027	460,000	451,557
Charles Schwab Corp. (The), 2.45%, 03/03/2027(b)	490,000	458,080
CME Group, Inc., 3.00%, 03/15/2025	341,000	334,958
FMR LLC, 7.57%, 06/15/2029(c)	360,000	413,590
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	343,000	335,800

	Principal Amount	Value
Capital Markets-(continued)
Moody’s Corp., 3.75%, 03/24/2025	$465,000	$461,076
Morgan Stanley
3.70%, 10/23/2024	480,000	477,000
3.88%, 01/27/2026	485,000	479,374
National Securities Clearing Corp., 1.50%, 04/23/2025(c)	425,000	398,736
Northern Trust Corp., 4.00%, 05/10/2027	450,000	449,311
State Street Corp., 3.55%, 08/18/2025	481,000	477,067

		5,426,259

Chemicals-1.40%
Ecolab, Inc., 2.70%, 11/01/2026(b)	350,000	338,055
Linde, Inc., 3.20%, 01/30/2026	469,000	460,696

		798,751

Commercial Services & Supplies-0.79%
Cintas Corp. No. 2, 3.70%, 04/01/2027	455,000	449,521

Communications Equipment-0.59%
Cisco Systems, Inc., 2.50%, 09/20/2026(b)	350,000	336,709

Consumer Finance-1.17%
American Express Co., 3.95%, 08/01/2025	330,000	326,922
Capital One Financial Corp., 3.30%, 10/30/2024	345,000	338,606

		665,528

Diversified Financial Services-3.77%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	468,000	458,214
ERAC USA Finance LLC, 3.80%, 11/01/2025(c)	465,000	452,412
MidAmerican Energy Co., 3.65%, 04/15/2029	472,000	459,183
National Rural Utilities Cooperative Finance Corp., 3.40%, 02/07/2028	344,000	331,286
Nuveen LLC, 4.00%, 11/01/2028(c)	464,000	449,187

		2,150,282

Electric Utilities-6.61%
Berkshire Hathaway Energy Co., 4.05%, 04/15/2025	329,000	329,762
Duke Energy Carolinas LLC, 3.95%, 11/15/2028	431,000	424,834
Duke Energy Florida LLC, 2.50%, 12/01/2029	405,000	361,592
Entergy Arkansas LLC, 3.50%, 04/01/2026	377,000	369,810
Entergy Louisiana LLC, 0.95%, 10/01/2024	495,000	465,666
Evergy, Inc., 2.45%, 09/15/2024	480,000	463,141
PG&E Wildfire Recovery Funding LLC, Series A-1, 4.02%, 06/01/2031	450,000	447,858
Southern California Edison Co., Series E, 3.70%, 08/01/2025	460,000	453,931
Virginia Electric & Power Co., Series A, 3.15%, 01/15/2026	469,000	456,118

		3,772,712

Entertainment-0.80%
Activision Blizzard, Inc., 3.40%, 09/15/2026	465,000	454,884

Equity REITs-1.36%
Public Storage, 1.50%, 11/09/2026(b)	352,000	320,449
Welltower, Inc., 4.00%, 06/01/2025	460,000	454,680

		775,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Investment Grade Defensive ETF (IIGD)–(continued)

August 31, 2022

	Principal Amount	Value
Food & Staples Retailing-1.33%
Costco Wholesale Corp., 1.60%, 04/20/2030	$420,000	$355,122
Walmart, Inc., 1.80%, 09/22/2031(b)	480,000	405,121

		760,243

Food Products-1.61%
Archer-Daniels-Midland Co., 2.50%, 08/11/2026	479,000	456,562
Mondelez International, Inc., 1.50%, 05/04/2025	495,000	463,795

		920,357

Gas Utilities-1.61%
Eastern Energy Gas Holdings LLC, Series A, 2.50%, 11/15/2024	475,000	457,703
Southern California Gas Co., 2.95%, 04/15/2027	485,000	463,109

		920,812

Health Care Equipment & Supplies-1.42%
Abbott Laboratories, 3.75%, 11/30/2026	454,000	456,297
Stryker Corp., 3.50%, 03/15/2026	360,000	354,386

		810,683

Health Care Providers & Services-2.38%
Ascension Health, Series B, 2.53%, 11/15/2029(b)	499,000	447,336
Providence St. Joseph Health Obligated Group, Series 19-A, 2.53%, 10/01/2029	511,000	451,229
UnitedHealth Group, Inc., 3.75%, 07/15/2025	461,000	459,929

		1,358,494

Hotels, Restaurants & Leisure-0.80%
Starbucks Corp., 3.80%, 08/15/2025	455,000	453,571

Household Products-0.59%
Procter & Gamble Co. (The), 3.00%, 03/25/2030	355,000	335,397

Independent Power and Renewable Electricity Producers-0.79%
NSTAR Electric Co., 3.20%, 05/15/2027	467,000	451,538

Industrial Conglomerates-1.37%
3M Co., 2.38%, 08/26/2029(b)	510,000	440,329
Honeywell International, Inc., 2.50%, 11/01/2026	356,000	338,342

		778,671

Insurance-12.37%
Allstate Corp. (The), 0.75%, 12/15/2025	512,000	459,999
American International Group, Inc., 2.50%, 06/30/2025	480,000	458,065
Aon Global Ltd., 3.88%, 12/15/2025	430,000	426,101
Athene Global Funding, 1.72%, 01/07/2025(c)	365,000	338,149
Chubb INA Holdings, Inc., 3.35%, 05/03/2026	343,000	336,219
Equitable Financial Life Global Funding, 1.80%, 03/08/2028(c)	391,000	338,894
F&G Global Funding, 0.90%, 09/20/2024(c)	490,000	451,606
GA Global Funding Trust, 1.63%, 01/15/2026(c)	380,000	340,731
Jackson National Life Global Funding, 1.75%, 01/12/2025(b)(c)	450,000	421,429
MassMutual Global Funding II, 1.55%, 10/09/2030(c)	600,000	484,274

	Principal Amount	Value
Insurance-(continued)
Metropolitan Life Global Funding I, 3.45%, 12/18/2026(c)	$420,000	$403,594
New York Life Global Funding, 0.85%, 01/15/2026(c)	516,000	463,917
Northwestern Mutual Global Funding, 0.80%, 01/14/2026(c)	511,000	457,899
Nuveen Finance LLC, 4.13%, 11/01/2024(c)	464,000	459,003
Pacific Life Global Funding II, 1.38%, 04/14/2026(c)	375,000	338,319
Pricoa Global Funding I, 1.20%, 09/01/2026(c)	470,000	419,975
Principal Life Global Funding II, 3.00%, 04/18/2026(c)	482,000	458,324

		7,056,498

Interactive Media & Services-0.74%
Alphabet, Inc., 1.10%, 08/15/2030	519,000	424,573

Internet & Direct Marketing Retail-0.58%
Amazon.com, Inc., 3.15%, 08/22/2027	342,000	331,022

IT Services-1.60%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	463,000	458,808
Visa, Inc., 3.15%, 12/14/2025	464,000	454,078

		912,886

Life Sciences Tools & Services-0.59%
Thermo Fisher Scientific, Inc., 1.22%, 10/18/2024	355,000	335,945

Machinery-2.99%
Caterpillar Financial Services Corp., 3.40%, 05/13/2025	340,000	335,736
Deere & Co., 2.75%, 04/15/2025	476,000	463,869
Illinois Tool Works, Inc., 2.65%, 11/15/2026(b) .	475,000	457,422
John Deere Capital Corp., 3.40%, 06/06/2025	455,000	450,950

		1,707,977

Media-0.74%
Sky Ltd. (United Kingdom), 3.75%, 09/16/2024(c)	425,000	422,676

Multiline Retail-0.81%
Target Corp., 2.25%, 04/15/2025	480,000	461,924

Multi-Utilities-0.81%
Black Hills Corp., 1.04%, 08/23/2024	494,000	462,038

Oil, Gas & Consumable Fuels-4.38%
Chevron Corp., 1.55%, 05/11/2025	490,000	462,842
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. L.P., 3.40%, 12/01/2026(c)	465,000	448,689
Chevron USA, Inc., 0.69%, 08/12/2025(b)	372,000	340,176
ConocoPhillips Co., 2.40%, 03/07/2025	475,000	459,964
EOG Resources, Inc., 4.15%, 01/15/2026	453,000	454,222
Exxon Mobil Corp., 2.99%, 03/19/2025	340,000	332,939

		2,498,832

Paper & Forest Products-0.59%
Georgia-Pacific LLC, 3.60%, 03/01/2025(c)	340,000	335,078

Pharmaceuticals-4.34%
Bristol-Myers Squibb Co., 3.40%, 07/26/2029 .	425,000	407,047
Eli Lilly and Co., 3.38%, 03/15/2029	470,000	456,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Investment Grade Defensive ETF (IIGD)–(continued)

August 31, 2022

	Principal Amount	Value
Pharmaceuticals-(continued)
Johnson & Johnson, 2.45%, 03/01/2026	$343,000	$330,104
Merck & Co., Inc., 2.75%, 02/10/2025	468,000	457,939
Pfizer, Inc., 3.00%, 12/15/2026	470,000	458,214
Zoetis, Inc., 4.50%, 11/13/2025	360,000	364,896

		2,474,839

Road & Rail-0.59%
Burlington Northern Santa Fe LLC, 3.40%, 09/01/2024	335,000	334,064

Semiconductors & Semiconductor Equipment-2.77%
Applied Materials, Inc., 3.30%, 04/01/2027	340,000	333,484
Intel Corp., 3.70%, 07/29/2025(b)	457,000	455,390
QUALCOMM, Inc., 3.25%, 05/20/2027(b)	465,000	454,865
Texas Instruments, Inc., 1.38%, 03/12/2025	357,000	336,690

		1,580,429

Software-2.37%
Microsoft Corp., 2.40%, 08/08/2026	480,000	458,288
Oracle Corp., 2.50%, 04/01/2025(b)	459,000	436,113
salesforce.com, inc., 3.70%, 04/11/2028	460,000	456,846

		1,351,247

Specialty Retail-1.62%
Ross Stores, Inc., 4.60%, 04/15/2025	454,000	458,360
TJX Cos., Inc. (The), 2.25%, 09/15/2026	490,000	464,083

		922,443

Technology Hardware, Storage & Peripherals-1.38%
Apple, Inc., 3.25%, 02/23/2026	335,000	329,735
NetApp, Inc., 1.88%, 06/22/2025	490,000	457,818

		787,553

Textiles, Apparel & Luxury Goods-1.39%
NIKE, Inc., 2.85%, 03/27/2030(b)	360,000	332,078
VF Corp., 2.40%, 04/23/2025	480,000	458,908

		790,986

	Principal Amount	Value
Tobacco-0.81%
Philip Morris International, Inc., 3.25%, 11/10/2024(b)	$470,000	$464,229

Total U.S. Dollar Denominated Bonds & Notes (Cost $60,628,530)		56,567,279

	Shares
Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $15,399)	15,399	15,399

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.20% (Cost $60,643,929)		56,582,678

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.32%
Invesco Private Government Fund, 2.29%(d)(e)(f)	1,808,355	1,808,355
Invesco Private Prime Fund, 2.37%(d)(e)(f)	4,649,591	4,650,056

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,458,104)		6,458,411

TOTAL INVESTMENTS IN SECURITIES-110.52% (Cost $67,102,033)		63,041,089
OTHER ASSETS LESS LIABILITIES-(10.52)%		(5,999,960)

NET ASSETS-100.00%		$57,041,129

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $8,296,482, which represented 14.54% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,647,212	$7,845,138	$(9,476,951)	$-	$-	$15,399	$1,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Investment Grade Defensive ETF (IIGD)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$1,596,333	$20,750,071	$(20,538,049)	$-	$-	$1,808,355	$10,750	*

Invesco Private Prime Fund	3,724,778	46,824,111	(45,895,896)	307	(3,244)	4,650,056	31,359	*

Total	$6,968,323	$75,419,320	$(75,910,896)	$307	$(3,244)	$6,473,810	$43,473

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Investment Grade Value ETF (IIGV)

August 31, 2022

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.02%
Aerospace & Defense-1.10%
Raytheon Technologies Corp., 4.13%, 11/16/2028	$175,000	$171,181
Textron, Inc., 3.00%, 06/01/2030(b)	185,000	160,797

		331,978

Air Freight & Logistics-0.54%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028	170,000	164,655

Airlines-0.55%
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/2028(c)	175,000	167,533

Auto Components-0.54%
Aptiv PLC/Aptiv Corp., 3.25%, 03/01/2032(b)	195,000	164,478

Banks-1.81%
PNC Bank N.A., 4.05%, 07/26/2028(b)	250,000	242,022
PNC Financial Services Group, Inc. (The), 2.55%, 01/22/2030	130,000	113,905
Wells Fargo & Co., 3.00%, 04/22/2026	200,000	190,610

		546,537

Beverages-0.57%
Constellation Brands, Inc., 2.25%, 08/01/2031	210,000	171,875

Biotechnology-1.13%
Gilead Sciences, Inc., 3.65%, 03/01/2026	174,000	171,220
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/2030	215,000	170,736

		341,956

Building Products-1.11%
Carlisle Cos., Inc., 2.75%, 03/01/2030	195,000	167,711
Fortune Brands Home & Security, Inc., 3.25%, 09/15/2029	191,000	167,871

		335,582

Capital Markets-5.53%
Apollo Management Holdings L.P., 4.87%, 02/15/2029(c)	173,000	168,908
Ares Capital Corp., 4.25%, 03/01/2025	170,000	165,613
BlackRock, Inc., 1.90%, 01/28/2031	205,000	171,050
FMR LLC, 7.57%, 06/15/2029(c)	100,000	114,886
Franklin Resources, Inc., 1.60%, 10/30/2030	245,000	195,450
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	175,000	157,885
KKR Group Finance Co. VI LLC, 3.75%, 07/01/2029(c)	170,000	158,267
KKR Group Finance Co. XII LLC, 4.85%, 05/17/2032(c)	130,000	127,294
Morgan Stanley, 7.25%, 04/01/2032	135,000	159,224
National Securities Clearing Corp., 1.50%, 04/23/2025(c)	270,000	253,315

		1,671,892

	Principal Amount	Value
Chemicals-1.07%
International Flavors & Fragrances, Inc., 2.30%, 11/01/2030(c)	$185,000	$152,109
PPG Industries, Inc., 3.75%, 03/15/2028	175,000	170,256

		322,365

Construction Materials-1.57%
Eagle Materials, Inc., 2.50%, 07/01/2031	170,000	133,627
Martin Marietta Materials, Inc., 2.40%, 07/15/2031	210,000	173,764
Vulcan Materials Co., 3.50%, 06/01/2030	185,000	167,232

		474,623

Containers & Packaging-1.69%
Amcor Flexibles North America, Inc., 2.69%, 05/25/2031(b)	175,000	144,308
Sonoco Products Co., 3.13%, 05/01/2030	190,000	165,160
WRKCo, Inc., 4.90%, 03/15/2029	200,000	200,208

		509,676

Diversified Financial Services-3.88%
Blackstone Holdings Finance Co. LLC, 2.00%, 01/30/2032(c)	230,000	181,526
Block Financial LLC, 3.88%, 08/15/2030	190,000	173,426
Blue Owl Finance LLC, 3.13%, 06/10/2031(c)	190,000	144,800
ERAC USA Finance LLC, 3.80%, 11/01/2025(c)	140,000	136,210
MidAmerican Energy Co., 3.65%, 04/15/2029 .	180,000	175,112
Nuveen LLC, 4.00%, 11/01/2028(c)	175,000	169,413
Pine Street Trust I, 4.57%, 02/15/2029(c)	200,000	191,383

		1,171,870

Diversified Telecommunication Services-0.92%
AT&T, Inc., 4.30%, 02/15/2030	135,000	129,880
Verizon Communications, Inc., 2.36%, 03/15/2032	180,000	148,219

		278,099

Electric Utilities-6.99%
AEP Texas, Inc., Series I, 2.10%, 07/01/2030	195,000	161,698
American Electric Power Co., Inc., Series J, 4.30%, 12/01/2028	175,000	170,112
American Transmission Systems, Inc., 2.65%, 01/15/2032(c)	200,000	168,933
Baltimore Gas and Electric Co., 2.25%, 06/15/2031	160,000	136,124
Consolidated Edison Co. of New York, Inc., 2.40%, 06/15/2031	200,000	171,597
Duke Energy Florida LLC, 2.50%, 12/01/2029	165,000	147,315
Duke Energy Progress LLC, 2.00%, 08/15/2031	180,000	149,981
Entergy Texas, Inc., 1.75%, 03/15/2031	215,000	173,222
Florida Power & Light Co., 2.45%, 02/03/2032	195,000	169,981
Georgia Power Co., 4.70%, 05/15/2032	210,000	209,704
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/2028(c)	145,000	140,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Investment Grade Value ETF (IIGV)–(continued)

August 31, 2022

	Principal Amount	Value
Electric Utilities-(continued)
Narragansett Electric Co. (The), 3.40%, 04/09/2030(c)	$180,000	$168,403
Progress Energy, Inc., 7.75%, 03/01/2031	125,000	145,638

		2,113,178

Electronic Equipment, Instruments & Components-1.18%
Allegion US Holding Co., Inc., 5.41%, 07/01/2032	210,000	208,086
Amphenol Corp., 2.80%, 02/15/2030	170,000	149,887

		357,973

Energy Equipment & Services-1.66%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	180,000	168,848
Schlumberger Holdings Corp., 3.90%, 05/17/2028(c)	169,000	162,070
Schlumberger Investment S.A., 2.65%, 06/26/2030(b)	195,000	172,520

		503,438

Entertainment-0.56%
Walt Disney Co. (The), 2.65%, 01/13/2031	190,000	168,093

Equity REITs-8.34%
AIG SunAmerica Global Financing X, 6.90%, 03/15/2032(c)	150,000	172,329
American Homes 4 Rent L.P., 3.63%, 04/15/2032	170,000	148,808
American Tower Corp., 3.80%, 08/15/2029	205,000	190,430
Boston Properties L.P., 3.25%, 01/30/2031	190,000	164,336
Camden Property Trust, 2.80%, 05/15/2030	190,000	168,904
Equinix, Inc., 3.20%, 11/18/2029(b)	190,000	170,769
ERP Operating L.P., 3.00%, 07/01/2029	185,000	168,351
Extra Space Storage L.P., 2.35%, 03/15/2032	215,000	168,985
Healthcare Realty Holdings L.P., 2.00%, 03/15/2031	215,000	168,036
Realty Income Corp., 3.25%, 01/15/2031	186,000	167,442
Regency Centers L.P., 3.70%, 06/15/2030	130,000	118,471
Simon Property Group L.P., 2.45%, 09/13/2029	196,000	169,686
Sun Communities Operating L.P., 2.70%, 07/15/2031	205,000	165,208
UDR, Inc., 3.20%, 01/15/2030	255,000	227,044
Ventas Realty L.P., 4.40%, 01/15/2029	160,000	154,327

		2,523,126

Food & Staples Retailing-1.14%
Costco Wholesale Corp., 1.60%, 04/20/2030	205,000	173,333
Mars, Inc., 3.20%, 04/01/2030(c)	185,000	172,686

		346,019

Food Products-2.10%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031	200,000	168,610
Campbell Soup Co., 4.15%, 03/15/2028	125,000	123,106
Hormel Foods Corp., 1.80%, 06/11/2030	205,000	174,245
Ingredion, Inc., 2.90%, 06/01/2030(b)	195,000	170,498

		636,459

Gas Utilities-2.16%
Atmos Energy Corp., 1.50%, 01/15/2031	215,000	171,660
Florida Gas Transmission Co. LLC, 2.30%, 10/01/2031(c)	185,000	148,972

	Principal Amount	Value
Gas Utilities-(continued)
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/2029	$177,000	$165,449
Southwest Gas Corp., 4.05%, 03/15/2032	185,000	167,592

		653,673

Health Care Equipment & Supplies-1.73%
Baxter International, Inc., 2.54%, 02/01/2032	250,000	207,341
Boston Scientific Corp., 2.65%, 06/01/2030	200,000	175,217
DENTSPLY SIRONA, Inc., 3.25%, 06/01/2030	170,000	140,527

		523,085

Health Care Providers & Services-3.37%
Ascension Health, Series B, 2.53%, 11/15/2029(b)	180,000	161,364
CommonSpirit Health, 3.35%, 10/01/2029	190,000	170,421
Health Care Service Corp., a Mutual Legacy Reserve Co., 2.20%, 06/01/2030(c)	200,000	166,761
Providence St. Joseph Health Obligated Group, Series 19-A, 2.53%, 10/01/2029	195,000	172,191
Quest Diagnostics, Inc., 2.95%, 06/30/2030	195,000	172,977
Sutter Health, Series 20-A, 2.29%, 08/15/2030	205,000	173,926

		1,017,640

Hotels, Restaurants & Leisure-0.98%
Booking Holdings, Inc., 4.63%, 04/13/2030	170,000	171,506
Marriott International, Inc., Series HH, 2.85%, 04/15/2031	150,000	125,421

		296,927

Household Durables-0.54%
NVR, Inc., 3.00%, 05/15/2030	190,000	164,192

Household Products-0.42%
Procter & Gamble Co. (The), 3.00%, 03/25/2030	135,000	127,545

Industrial Conglomerates-1.12%
3M Co., 2.38%, 08/26/2029	195,000	168,361
General Electric Co., 6.75%, 03/15/2032	150,000	170,399

		338,760

Insurance-10.43%
Athene Global Funding, 1.72%, 01/07/2025(b)(c)	175,000	162,126
Athene Holding Ltd., 4.13%, 01/12/2028	176,000	165,504
Corebridge Financial, Inc., 3.90%, 04/05/2032(c)	185,000	166,773
Equitable Financial Life Global Funding, 1.80%, 03/08/2028(c)	235,000	203,683
F&G Global Funding, 0.90%, 09/20/2024(c)	190,000	175,113
Fidelity National Financial, Inc., 3.40%, 06/15/2030	190,000	165,091
First American Financial Corp., 2.40%, 08/15/2031	255,000	197,019
Five Corners Funding Trust II, 2.85%, 05/15/2030(c)	200,000	174,092
GA Global Funding Trust, 1.63%, 01/15/2026(c)	205,000	183,815
Global Atlantic Fin Co., 3.13%, 06/15/2031(c)	185,000	145,275
Marsh & McLennan Cos., Inc., 4.38%, 03/15/2029	153,000	152,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Investment Grade Value ETF (IIGV)–(continued)

August 31, 2022

	Principal Amount	Value
Insurance-(continued)
MassMutual Global Funding II, 1.55%, 10/09/2030(c)	$220,000	$177,567
Metropolitan Life Global Funding I, 3.45%, 12/18/2026(c)	150,000	144,140
New York Life Global Funding, 0.85%, 01/15/2026(c)	185,000	166,327
Northwestern Mutual Global Funding, 0.80%, 01/14/2026(c)	140,000	125,452
Primerica, Inc., 2.80%, 11/19/2031	150,000	125,917
Principal Financial Group, Inc., 2.13%, 06/15/2030	235,000	195,308
Sammons Financial Group, Inc., 3.35%, 04/16/2031(c)	200,000	160,645
Trustage Financial Group, Inc., 4.63%, 04/15/2032(c)	185,000	169,037

		3,155,351

Interactive Media & Services-1.06%
Alphabet, Inc., 1.10%, 08/15/2030	150,000	122,709
Meta Platforms, Inc., 3.85%, 08/15/2032(c)	210,000	198,222

		320,931

IT Services-3.80%
Amdocs Ltd., 2.54%, 06/15/2030	200,000	166,662
Broadridge Financial Solutions, Inc., 2.60%, 05/01/2031	205,000	172,280
Fiserv, Inc., 3.50%, 07/01/2029	185,000	169,883
International Business Machines Corp., 3.50%, 05/15/2029(b)	140,000	132,515
Kyndryl Holdings, Inc., 2.05%, 10/15/2026(c)	200,000	166,189
PayPal Holdings, Inc., 2.85%, 10/01/2029(b)	195,000	176,974
VeriSign, Inc., 2.70%, 06/15/2031(b)	200,000	164,871

		1,149,374

Leisure Products-0.55%
Hasbro, Inc., 3.90%, 11/19/2029	180,000	165,424

Life Sciences Tools & Services-1.54%
Agilent Technologies, Inc., 2.30%, 03/12/2031	205,000	169,409
Bio-Rad Laboratories, Inc., 3.70%, 03/15/2032	140,000	125,607
PerkinElmer, Inc., 3.30%, 09/15/2029	191,000	170,561

		465,577

Machinery-1.73%
Cargill, Inc., 2.13%, 11/10/2031(c)	205,000	170,667
Cummins, Inc., 1.50%, 09/01/2030	215,000	175,852
Stanley Black & Decker, Inc., 2.30%, 03/15/2030	205,000	175,414

		521,933

Media-1.79%
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	210,000	203,083
Paramount Global
7.88%, 07/30/2030	155,000	175,802
4.95%, 01/15/2031(b)	170,000	162,345

		541,230

Metals & Mining-0.68%
Newmont Corp., 2.25%, 10/01/2030	250,000	206,136

	Principal Amount	Value
Multi-Utilities-1.69%
Ameren Corp., 3.50%, 01/15/2031	$185,000	$169,825
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	185,000	168,878
San Diego Gas & Electric Co., Series VVV, 1.70%, 10/01/2030	210,000	173,239

		511,942

Oil, Gas & Consumable Fuels-8.49%
Cameron LNG LLC, 2.90%, 07/15/2031(c)	190,000	167,623
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. L.P., 3.40%, 12/01/2026(c)	160,000	154,388
Chevron USA, Inc., 0.69%, 08/12/2025(b)	200,000	182,890
Colonial Enterprises, Inc., 3.25%, 05/15/2030(c)	187,000	171,014
Coterra Energy, Inc., 3.90%, 05/15/2027(c)	160,000	152,972
Devon Energy Corp., 7.88%, 09/30/2031	140,000	162,227
Exxon Mobil Corp., 2.99%, 03/19/2025	170,000	166,469
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(c)	200,000	184,381
Kinder Morgan, Inc., 7.75%, 01/15/2032(b)	150,000	175,032
Midwest Connector Capital Co. LLC, 4.63%, 04/01/2029(b)(c)	180,000	168,753
ONEOK, Inc., 4.55%, 07/15/2028	175,000	170,112
Phillips 66, 2.15%, 12/15/2030(b)	205,000	168,837
Tennessee Gas Pipeline Co. LLC, 2.90%, 03/01/2030(c)	235,000	202,741
Valero Energy Corp., 4.00%, 04/01/2029	180,000	171,732
Williams Cos., Inc. (The), 2.60%, 03/15/2031(b)	200,000	167,697

		2,566,868

Paper & Forest Products-0.57%
Georgia-Pacific LLC, 2.30%, 04/30/2030(c)	200,000	173,461

Personal Products-0.68%
Estee Lauder Cos., Inc. (The), 2.60%, 04/15/2030	230,000	206,294

Pharmaceuticals-1.12%
Bristol-Myers Squibb Co., 3.40%, 07/26/2029	180,000	172,397
Eli Lilly and Co., 3.38%, 03/15/2029	170,000	165,167

		337,564

Professional Services-0.55%
Equifax, Inc., 2.35%, 09/15/2031	205,000	165,818

Road & Rail-0.58%
Union Pacific Corp., 2.80%, 02/14/2032(b)	195,000	174,012

Semiconductors & Semiconductor Equipment-1.56%
KLA Corp., 4.65%, 07/15/2032	190,000	193,883
Lam Research Corp., 4.00%, 03/15/2029	176,000	173,202
Texas Instruments, Inc., 1.38%, 03/12/2025	110,000	103,742

		470,827

Software-1.65%
Roper Technologies, Inc., 1.75%, 02/15/2031	230,000	181,040
ServiceNow, Inc., 1.40%, 09/01/2030	190,000	149,566
Workday, Inc., 3.80%, 04/01/2032(b)	185,000	169,871

		500,477

Specialty Retail-3.40%
Best Buy Co., Inc., 1.95%, 10/01/2030	205,000	164,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Investment Grade Value ETF (IIGV)–(continued)

August 31, 2022

	Principal Amount	Value
Specialty Retail-(continued)
Dell International LLC/EMC Corp.
6.02%, 06/15/2026	$210,000	$218,473
5.30%, 10/01/2029	170,000	168,957
6.20%, 07/15/2030	165,000	172,073
Dick’s Sporting Goods, Inc., 3.15%, 01/15/2032(b)	180,000	143,124
Tractor Supply Co., 1.75%, 11/01/2030	205,000	162,632

		1,029,634

Textiles, Apparel & Luxury Goods-1.16%
NIKE, Inc., 2.85%, 03/27/2030	195,000	179,875
Ralph Lauren Corp., 2.95%, 06/15/2030	190,000	169,778

		349,653

Tobacco-0.56%
Altria Group, Inc., 4.80%, 02/14/2029	173,000	167,985

Trading Companies & Distributors-0.57%
Air Lease Corp., 2.88%, 01/15/2026	185,000	170,974

Water Utilities-0.56%
American Water Capital Corp., 4.45%, 06/01/2032(b)	170,000	169,310

Total U.S. Dollar Denominated Bonds & Notes (Cost $33,571,079)		29,944,002

	Shares	Value
Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $35,969)	35,969	$35,969

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.14% (Cost $33,607,048)		29,979,971

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.23%
Invesco Private Government Fund, 2.29%(d)(e)(f)	1,035,579	1,035,579
Invesco Private Prime Fund, 2.37%(d)(e)(f)	2,662,652	2,662,919

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,698,277)		3,698,498

TOTAL INVESTMENTS IN SECURITIES-111.37% (Cost $37,305,325)		33,678,469
OTHER ASSETS LESS LIABILITIES-(11.37)%		(3,437,811)

NET ASSETS-100.00%		$30,240,658

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $7,330,724, which represented 24.24% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$427,245	$2,456,743	$(2,848,019)	$-	$-	$35,969	$242

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,248,805	10,886,073	(11,099,299)	-	-	1,035,579	6,382	*

Invesco Private Prime Fund	2,913,879	23,043,742	(23,292,793)	221	(2,130)	2,662,919	18,606	*

Total	$4,589,929	$36,386,558	$(37,240,111)	$221	$(2,130)	$3,734,467	$25,230

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Statements of Assets and Liabilities

August 31, 2022

	Invesco Investment Grade Defensive ETF (IIGD)	Invesco Investment Grade Value ETF (IIGV)
Assets:
Unaffiliated investments in securities, at value(a)	$56,567,279	$29,944,002
Affiliated investments in securities, at value	6,473,810	3,734,467
Deposits with brokers:
Cash segregated as collateral	5,178,957	-
Receivable for:
Dividends and interest	476,838	294,692
Securities lending	476	1,118
Investments sold	2,028,833	2,026,779

Total assets	70,726,193	36,001,058

Liabilities:
Due to custodian	2,295	-
Payable for:
Investments purchased	2,039,230	2,058,720
Collateral upon return of securities loaned	6,458,104	3,698,277
Collateral upon receipt of securities in-kind	5,178,957	-
Accrued unitary management fees	6,478	3,403

Total liabilities	13,685,064	5,760,400

Net Assets	$57,041,129	$30,240,658

Net assets consist of:
Shares of beneficial interest	$62,326,606	$35,462,835
Distributable earnings (loss)	(5,285,477)	(5,222,177)

Net Assets	$57,041,129	$30,240,658

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,350,001	1,300,001
Net asset value	$24.27	$23.26

Market price	$24.20	$23.14

Unaffiliated investments in securities, at cost	$60,628,530	$33,571,079

Affiliated investments in securities, at cost	$6,473,503	$3,734,246

(a) Includes securities on loan with an aggregate value of:	$5,916,749	$3,265,995

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Statements of Operations

For the year ended August 31, 2022

	Invesco Investment Grade Defensive ETF (IIGD)	Invesco Investment Grade Value ETF (IIGV)
Investment income:
Unaffiliated interest income	$1,192,384	$1,009,840
Affiliated dividend income	1,364	242
Securities lending income, net	8,799	5,970

Total investment income	1,202,547	1,016,052

Expenses:
Unitary management fees	116,277	56,733

Less: Waivers	(154)	(17)

Net expenses	116,123	56,716

Net investment income	1,086,424	959,336

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,231,724)	(1,641,285)
Affiliated investment securities	(3,244)	(2,130)
In-kind redemptions	(2,781,025)	(1,823,396)

Net realized gain (loss)	(4,015,993)	(3,466,811)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(4,735,331)	(3,960,113)
Affiliated investment securities	307	221

Change in net unrealized appreciation (depreciation)	(4,735,024)	(3,959,892)

Net realized and unrealized gain (loss)	(8,751,017)	(7,426,703)

Net increase (decrease) in net assets resulting from operations	$(7,664,593)	$(6,467,367)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco Investment Grade Defensive ETF (IIGD)		Invesco Investment Grade Value ETF (IIGV)
	2022	2021	2022	2021
Operations:
Net investment income	$1,086,424	$1,077,797	$959,336	$846,520
Net realized gain (loss)	(4,015,993)	1,426,990	(3,466,811)	956,885
Change in net unrealized appreciation (depreciation)	(4,735,024)	(2,282,557)	(3,959,892)	(1,159,226)

Net increase (decrease) in net assets resulting from operations	(7,664,593)	222,230	(6,467,367)	644,179

Distributions to Shareholders from:
Distributable earnings	(1,784,051)	(2,419,050)	(1,311,852)	(1,572,468)

Shareholder Transactions:
Proceeds from shares sold	22,100,889	43,032,852	6,318,788	32,143,312
Value of shares repurchased	(53,265,895)	(26,828,170)	(23,780,479)	(16,742,758)

Net increase (decrease) in net assets resulting from share transactions	(31,165,006)	16,204,682	(17,461,691)	15,400,554

Net increase (decrease) in net assets	(40,613,650)	14,007,862	(25,240,910)	14,472,265

Net assets:
Beginning of year	97,654,779	83,646,917	55,481,568	41,009,303

End of year	$57,041,129	$97,654,779	$30,240,658	$55,481,568

Changes in Shares Outstanding:
Shares sold	850,000	1,600,000	250,000	1,150,000
Shares repurchased	(2,150,000)	(1,000,000)	(950,000)	(600,000)
Shares outstanding, beginning of year	3,650,001	3,050,001	2,000,001	1,450,001

Shares outstanding, end of year	2,350,001	3,650,001	1,300,001	2,000,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Financial Highlights

Invesco Investment Grade Defensive ETF (IIGD)

	Years Ended August 31,					For the Period July 23, 2018(a) Through August 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$26.75	$27.43	$26.30	$25.16		$25.00

Net investment income(b)	0.31	0.33	0.53	0.66		0.08
Net realized and unrealized gain (loss) on investments	(2.30)	(0.27)	1.14	1.03		0.13

Total from investment operations	(1.99)	0.06	1.67	1.69		0.21

Distributions to shareholders from:
Net investment income	(0.32)	(0.33)	(0.53)	(0.78)		(0.05)
Net realized gains	(0.17)	(0.41)	(0.02)	(0.01)		-

Total distributions	(0.49)	(0.74)	(0.55)	(0.79)		(0.05)

Transaction fees(b)	-	-	0.01	0.24		-

Net asset value at end of period	$24.27	$26.75	$27.43	$26.30		$25.16

Market price at end of period(c)	$24.20	$26.76	$27.41	$26.37		$25.17

Net Asset Value Total Return(d)	(7.55)%	0.21%	6.50%	7.81%		0.83	%(e)
Market Price Total Return(d)	(7.82)%	0.32%	6.13%	8.05%		0.87	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$57,041	$97,655	$83,647	$65,744		$6,291
Ratio to average net assets of:
Expenses, after Waivers	0.13%	0.13%	0.13%	0.15	%(f)	0.12	%(g)
Expenses, prior to Waivers	0.13%	0.13%	0.13%	0.15	%(f)	0.13	%(g)
Net investment income	1.21%	1.21%	1.98%	2.57	%(f)	3.16	%(g)
Portfolio turnover rate(h)	51%	53%	74%	71%		10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.67%. The market price total return from Fund Inception to August 31, 2018 was 0.83%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Financial Highlights–(continued)

Invesco Investment Grade Value ETF (IIGV)

	Years Ended August 31,					For the Period July 23, 2018(a) Through August 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$27.74	$28.28	$27.25	$25.23		$25.00

Net investment income(b)	0.57	0.55	0.73	0.86		0.10
Net realized and unrealized gain (loss) on investments	(4.28)	(0.07)	1.19	1.95		0.19

Total from investment operations	(3.71)	0.48	1.92	2.81		0.29

Distributions to shareholders from:
Net investment income	(0.58)	(0.54)	(0.73)	(0.95)		(0.06)
Net realized gains	(0.19)	(0.48)	(0.16)	(0.02)		-

Total distributions	(0.77)	(1.02)	(0.89)	(0.97)		(0.06)

Transaction fees(b)	-	-	0.00 (c)	0.18		-

Net asset value at end of period	$23.26	$27.74	$28.28	$27.25		$25.23

Market price at end of period(d)	$23.14	$27.76	$28.32	$27.32		$25.23

Net Asset Value Total Return(e)	(13.55)%	1.74%	7.25%	12.23%		1.14	%(f)
Market Price Total Return(e)	(14.10)%	1.68%	7.13%	12.51%		1.14	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$30,241	$55,482	$41,009	$42,232		$6,307
Ratio to average net assets of:
Expenses, after Waivers	0.13%	0.13%	0.13%	0.15	%(g)	0.13	%(h)
Expenses, prior to Waivers	0.13%	0.13%	0.13%	0.16	%(g)	0.13	%(h)
Net investment income	2.20%	1.96%	2.69%	3.31	%(g)	3.76	%(h)
Portfolio turnover rate(i)	87%	63%	178%	112%		16%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.78%. The market price total return from Fund Inception to August 31, 2018 was 0.78%.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Investment Grade Defensive ETF (IIGD)	“Investment Grade Defensive ETF”

Invesco Investment Grade Value ETF (IIGV)	“Investment Grade Value ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Investment Grade Defensive ETF	Invesco Investment Grade Defensive Index

Investment Grade Value ETF	Invesco Investment Grade Value Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

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Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of

25

capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates

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and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust.

Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, there were no affiliated transactions with Invesco.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

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K.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Changing U.S. Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing, before implementing several rounds of rate increases in 2022. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase a Fund’s portfolio turnover rate and transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or

28

viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Investment Grade Defensive ETF	0.13%

Investment Grade Value ETF	0.13%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2022, the Adviser waived fees for each Fund in the following amounts:

Investment Grade Defensive ETF	$154

Investment Grade Value ETF	17

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

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The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investment Grade Defensive ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$56,567,279	$-	$56,567,279

Money Market Funds	15,399	6,458,411	-	6,473,810

Total Investments	$15,399	$63,025,690	$-	$63,041,089

Investment Grade Value ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$29,944,002	$-	$29,944,002

Money Market Funds	35,969	3,698,498	-	3,734,467

Total Investments	$35,969	$33,642,500	$-	$33,678,469

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022		2021
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains

Investment Grade Defensive ETF	$1,244,059	$539,992	$2,079,051	$339,999

Investment Grade Value ETF	1,139,821	172,031	1,366,473	205,995

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Investment Grade Defensive ETF	$-	$(4,138,845)	$(1,146,632)	$62,326,606	$57,041,129

Investment Grade Value ETF	9,004	(3,734,169)	(1,497,012)	35,462,835	30,240,658

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Investment Grade Defensive ETF	$ 751,344	$395,288	$1,146,632

Investment Grade Value ETF	1,036,888	460,124	1,497,012

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Investment Grade Defensive ETF	$49,404,403	$45,392,397

Investment Grade Value ETF	38,418,313	37,925,040

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

Investment Grade Defensive ETF	$21,235,988	$52,806,598

Investment Grade Value ETF	6,270,831	23,589,521

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

Investment Grade Defensive ETF	$1,052	$(4,139,897)	$(4,138,845)	$67,179,934

Investment Grade Value ETF	1,374	(3,735,543)	(3,734,169)	37,412,638

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain	Beneficial Interest

Investment Grade Defensive ETF	$(18,977)	$2,816,029	$(2,797,052)

Investment Grade Value ETF	(4,495)	1,872,796	(1,868,301)

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF (two of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2022 and for the period July 23, 2018 (commencement of investment operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the four years in the period ended August 31, 2022 and for the period July 23, 2018 (commencement of investment operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

33

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2022	August 31, 2022	Six-Month Period	Six-Month Period(1)
Invesco Investment Grade Defensive ETF (IIGD)

Actual	$1,000.00	$957.90	0.13%	$0.64

Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66

Invesco Investment Grade Value ETF (IIGV)

Actual	1,000.00	913.40	0.13	0.63

Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

34

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

			Corporate					Qualified
	Qualified	Qualified	Dividends	U.S.	Business	Qualified		Short
	Business	Dividend	Received	Treasury	Interest	Interest	Long Term	Term
	Income*	Income*	Deduction*	Obligations*	Income*	Income*	Capital Gains	Gains

Invesco Investment Grade Defensive ETF	0%	0%	0%	0%	98%	99%	$539,992	$152,850

Invesco Investment Grade Value ETF	0%	0%	0%	0%	96%	99%	172,031	189,398

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

36

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

37

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

38

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2016	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

39

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

40

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Since 2016	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

41

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

42

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

44

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

45

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 37 series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2029 Municipal Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2030 Municipal Bond ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2030 Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco International Developed Dynamic Multifactor ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Emerging Markets ETF
Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF
Invesco BulletShares 2028 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US Small Company ETF
Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF
Invesco BulletShares 2023 Municipal Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF
Invesco BulletShares 2024 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year period for Invesco BulletShares 2022 Municipal Bond ETF, Invesco Bulletshares 2022 USD Emerging Markets Debt ETF and Invesco Bulletshares 2023 USD Emerging Markets Debt ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco BulletShares 2022 Municipal Bond ETF’s, Invesco Bulletshares 2022 USD Emerging Markets Debt ETF’s and Invesco Bulletshares 2023 USD Emerging Markets Debt ETF’s level of correlation to its underlying index. The Trustees noted that for each applicable period the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded

46

Approval of Investment Advisory Contracts–(continued)

that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF, Invesco BulletShares 2029 Corporate Bond ETF and Invesco BulletShares 2030 Corporate Bond ETF;

●	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

●

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF and Invesco BulletShares 2030 Municipal Bond ETF;

●	0.19% of the Fund’s average daily net assets for Invesco RAFITM Strategic US ETF;

●	0.23% of the Fund’s average daily net assets for each of Invesco RAFITM Strategic Developed ex-US ETF and Invesco RAFITM Strategic US Small Company ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF and Invesco Russell 1000® Dynamic Multifactor ETF;

●	0.34% of the Fund’s average daily net assets for Invesco International Developed Dynamic Multifactor ETF;

●	0.35% of the Fund’s average daily net assets for Invesco RAFITM Strategic Emerging Markets ETF;

●	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

●

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF, Invesco BulletShares 2027 High Yield Corporate Bond ETF and Invesco BulletShares 2028 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the

47

Approval of Investment Advisory Contracts–(continued)

net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco BulletShares 2022 Corporate Bond ETF	X		X

Invesco BulletShares 2023 Corporate Bond ETF	X		X

Invesco BulletShares 2024 Corporate Bond ETF	X		X

Invesco BulletShares 2025 Corporate Bond ETF	X		X

Invesco BulletShares 2026 Corporate Bond ETF	X		X

Invesco BulletShares 2027 Corporate Bond ETF	X		X

Invesco BulletShares 2028 Corporate Bond ETF	X		X

Invesco BulletShares 2029 Corporate Bond ETF	X		X

Invesco BulletShares 2030 Corporate Bond ETF	X		X

Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2027 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2028 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2023 Municipal Bond ETF		N/A	X

Invesco BulletShares 2024 Municipal Bond ETF		N/A	X

Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X		X

Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X		X

Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X		X

Invesco International Developed Dynamic Multifactor ETF		X	X

Invesco Investment Grade Defensive ETF	X	X	X

Invesco Investment Grade Value ETF	X	X	X

Invesco RAFITM Strategic Developed ex-US ETF	X		X

Invesco RAFITM Strategic Emerging Markets ETF	X		X

Invesco RAFITM Strategic US ETF	X	X	X

Invesco RAFITM Strategic US Small Company ETF	X	X	X

Invesco Russell 1000® Dynamic Multifactor ETF	X		X

Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other

48

Approval of Investment Advisory Contracts–(continued)

investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc. and Invesco Indexing LLC, affiliates of the Adviser, serve as each Fund’s distributor and index provider and are paid a distribution fee and licensing fee, respectively, by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

49

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-SIFT-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2022
IMFL	Invesco International Developed Dynamic Multifactor ETF
OMFL	Invesco Russell 1000® Dynamic Multifactor ETF
OMFS	Invesco Russell 2000® Dynamic Multifactor ETF

2

The Market Environment

Domestic Equity

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers, and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole,

Wyoming, an economic policy symposium, sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of (11.23)% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year ended August 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

Global equity markets declined in the first quarter 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

In the second quarter of 2022, global equity markets continued their decline as record inflation, rising interest rates and recession fears led to generally weaker consumer sentiment around the globe. In Europe, reduction of gas supplies from Russia due to the war in Ukraine drove prices higher and led to mounting fears of gas shortages and rationing. Emerging market equities also declined, but China was an outlier and posted a positive return for the quarter due to the easing of COVID-19 lockdowns.

After a rebound in July 2022, global equity markets declined again at the end of the fiscal year, as global economic uncertainty continued with central banks trying to bring inflation under control. At the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

3

IMFL	Management’s Discussion of Fund Performance
Invesco International Developed Dynamic Multifactor ETF (IMFL)

As an index fund, the Invesco International Developed Dynamic Multifactor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex US Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE” or the “Index Provider”) compiles and maintains the Index, which is an index of foreign equity securities designed to reflect a dynamic combination of “factor investing” strategies that, in the view of the Index Provider, have historically outperformed other factors during various parts of the economic cycle. The Index’s universe of investable stocks are taken from the FTSE Developed ex US Index (the “Benchmark Index”), which comprises large- capitalization (85%) and mid-capitalization (15%) stocks of companies located in 24 developed market countries around the world, excluding the United States.

The Index emphasizes investments that exhibit the following factors: low volatility, momentum, quality, size and value. At any given time, depending on the current stage of the economic cycle of the overall market, the Index will target different subsets (that is, two or three) of those five factors (referred to as “factor configurations”). The Index is designed to utilize factor configurations that, in the view of the Index Provider, have historically outperformed other factors in certain stages of the economic cycle. The specific factor configurations used by the Index will change depending on which of the following four stages of the economic cycle currently is prevalent: recovery, expansion, slowdown and contraction. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (23.63)%. On a net asset value (“NAV”) basis, the Fund returned (22.54)%. During the same time period, the Index returned (22.13)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned (19.40)%. The Benchmark Index is an unmanaged index weighted by market capitalization. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of equities markets in developed countries around the world, excluding the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

For the fiscal period ended August 31, 2022, no sector contributed significantly to the Fund’s return. The financials sector detracted most significantly from the Fund’s return, followed by the industrials and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included BHP Group Ltd., a materials company (portfolio average weight of 1.12%) and AstraZeneca PLC, a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Samsung Electronics Co. Ltd., an information technology company (portfolio average weight of 1.97%) and Segro PLC, a real estate company (portfolio average weight of 0.55%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Health Care	17.31
Consumer Staples	15.95
Industrials	11.26
Financials	9.36
Information Technology	8.79
Materials	8.52
Consumer Discretionary	7.92
Communication Services	6.47
Utilities	5.51
Real Estate	4.87
Energy	3.47
Money Market Funds Plus Other Assets Less Liabilities	0.57

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Novo Nordisk A/S, Class B	5.95
Nestle S.A.	4.93
Roche Holding AG	4.49
Samsung Electronics Co. Ltd.	2.90
BHP Group Ltd.	2.36
L’Oreal S.A.	2.00
Diageo PLC	1.91
KDDI Corp.	1.81
Investor AB, Class B	1.72
ASML Holding N.V.	1.67
Total	29.74

*	Excluding money market fund holdings

4

Invesco International Developed Dynamic Multifactor ETF (IMFL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
FTSE Developed ex US Invesco Dynamic Multifactor Index (Net)	(22.13)%	(9.89)%	(14.57)%
FTSE Developed ex US Index (Net)	(19.40)	(8.90)	(13.14)
Fund
NAV Return	(22.54)	(10.37)	(15.25)
Market Price Return	(23.63)	(12.01)	(17.59)

Fund Inception: February 24, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.34% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

5

OMFL	Management’s Discussion of Fund Performance
Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

As an index fund, the Invesco Russell 1000® Dynamic Multifactor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell (“FTSE Russell” or the “Index Provider”) compiles and maintains the Index. The Index is designed to reflect a dynamic combination of factor exposures drawn from constituent stocks of the Russell 1000® Index (the “Benchmark Index”), which measures the performance of the 1,000 largest capitalization companies in the United States. The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors: value, momentum, quality, low volatility, and size. The factor configuration that comprises the Index will vary with different economic cycles and overall market conditions, as reflected in one of the following four categories: expansion, slowdown, contraction and recovery. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic and market sentiment indicators. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (11.37)%. On a net asset value (“NAV”) basis, the Fund returned (11.48)%. During the same time period, the Index returned (11.27)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned (12.96)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. large-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials and materials sectors and most underweight in the information technology and communication services sectors during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the information technology and financials sectors.

For the fiscal year ended August 31, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the consumer staples sector. The communication services sector detracted most significantly from the Fund’s return, followed by the materials and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included Berkshire Hathaway, Inc., Class B, a financials company (portfolio average weight of 2.07%) and Apple, Inc., an information technology company (portfolio average weight of 2.98%). Positions that detracted most significantly from the Fund’s return during the period included Meta Platforms, Inc., Class A, a communication services company (portfolio average weight of 1.09%) and Pfizer, Inc., a health care company (portfolio average weight of 1.05%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Health Care	24.06
Information Technology	20.74
Consumer Staples	12.96
Energy	9.89
Financials	8.38
Industrials	5.91
Consumer Discretionary	5.40
Communication Services	5.30
Sector Types Each Less Than 3%	7.06
Money Market Funds Plus Other Assets Less Liabilities	0.30

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Apple, Inc.	5.52
Microsoft Corp.	5.02
Exxon Mobil Corp.	4.74
Berkshire Hathaway, Inc., Class B	4.72
Pfizer, Inc.	4.39
Johnson & Johnson	3.96
Chevron Corp.	3.66
UnitedHealth Group, Inc.	3.13
Costco Wholesale Corp.	3.01
Procter & Gamble Co. (The)	2.68
Total	40.83

*	Excluding money market fund holdings

6

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Russell 1000® Invesco Dynamic Multifactor Index	(11.27)%	14.35%	49.51%	13.41%	83.23%
Russell 1000® Index	(12.96)	12.14	41.01	10.91	64.58
Fund
NAV Return	(11.48)	14.07	48.42	13.10	80.81
Market Price Return	(11.37)	14.09	48.49	13.13	81.03

Oppenheimer Russell 1000® Dynamic Multifactor ETF (the “Predecessor Fund”) Inception: November 8, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

7

OMFS	Management’s Discussion of Fund Performance
Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

As an index fund, the Invesco Russell 2000® Dynamic Multifactor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 2000® Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell (“FTSE Russell” or the “Index Provider”) compiles and maintains the Index. The Index is designed to reflect a dynamic combination of factor exposures drawn from constituent stocks of the Russell 2000 Index (the “Benchmark Index”), which measures the performance of 2,000 small-capitalization companies in the United States. The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors: value, momentum, quality, low volatility, and size. The factor configuration that comprises the Index will vary with different economic cycles and overall market conditions, as reflected in one of the following four categories: expansion, slowdown, contraction and recovery. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic and market sentiment indicators. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2022, on a market price basis, the Fund returned (13.41)%. On a net asset value (“NAV”) basis, the Fund returned (13.48)%. During the same time period, the Index returned (13.11)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned (17.88)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials and industrials sectors and most underweight in the health care and information technology sectors during the fiscal year ended August 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to and security selection in the health care sector along with its security selection in the information technology sector.

For the fiscal year ended August 31, 2022, the utilities sector was the only sector to contribute significantly to the Fund’s return. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the health care and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2022, included RR Donnelley & Sons Co., an industrials company (no longer held at fiscal year-end) and LHC Group, Inc., a health care company (portfolio average weight of 0.24%). Positions that detracted most significantly from the Fund’s return during the period included Community Health Systems, Inc., a health care company (no longer held at fiscal year-end) and Neogen Corp., a health care company (portfolio average weight of 0.29%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2022
Financials	26.31
Industrials	18.76
Information Technology	12.40
Real Estate	9.49
Health Care	7.58
Utilities	6.54
Consumer Discretionary	5.75
Materials	4.60
Consumer Staples	3.87
Energy	3.22
Communication Services	1.30
Money Market Funds Plus Other Assets Less Liabilities	0.18

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2022
Security
Murphy USA, Inc.	1.73
Kinsale Capital Group, Inc.	1.17
ExlService Holdings, Inc.	1.00
Mueller Industries, Inc.	0.95
Halozyme Therapeutics, Inc.	0.94
Houlihan Lokey, Inc.	0.94
UFP Industries, Inc.	0.93
RLI Corp.	0.89
Encore Wire Corp.	0.84
Qualys, Inc.	0.80
Total	10.19

*	Excluding money market fund holdings

8

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Russell 2000® Invesco Dynamic Multifactor Index	(13.11)%	12.45%	42.21%	8.86%	50.45%
Russell 2000® Index	(17.88)	8.59	28.05	6.01	32.41
Fund
NAV Return	(13.48)	11.97	40.40	8.38	47.29
Market Price Return	(13.41)	11.94	40.27	8.40	47.38

Oppenheimer Russell 2000® Dynamic Multifactor ETF (the “Predecessor Fund”) Inception: November 8, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

9

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

10

Invesco International Developed Dynamic Multifactor ETF (IMFL)

August 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.43%
Australia-12.21%
Alumina Ltd.	49,906	$51,833
Ampol Ltd.	5,763	136,620
Aristocrat Leisure Ltd.	5,074	124,182
ASX Ltd.	3,495	187,966
Australia & New Zealand Banking Group Ltd.	3,909	61,180
BHP Group Ltd.	88,072	2,451,338
Brambles Ltd.	11,907	101,056
carsales.com Ltd.(a)	2,016	31,235
Charter Hall Group	8,240	76,317
Cochlear Ltd.	182	26,738
Coles Group Ltd.	7,945	95,644
Commonwealth Bank of Australia	9,882	660,321
Computershare Ltd.	21,857	370,106
CSL Ltd.	3,968	798,506
Dexus	32,971	197,327
EBOS Group Ltd.	3,495	82,797
Fortescue Metals Group Ltd.	1,914	24,170
Glencore PLC(b)	80,990	446,038
Goodman Group	125,280	1,689,372
GPT Group (The)	48,596	140,256
Iluka Resources Ltd.	7,751	56,006
Lottery Corp. Ltd. (The)(b)	9,427	28,565
Macquarie Group Ltd.	3,478	422,649
Medibank Pvt. Ltd.	135,398	344,370
Mirvac Group	42,047	60,533
National Australia Bank Ltd.	14,830	311,000
Newcrest Mining Ltd.	3,739	45,447
Orora Ltd.	27,331	62,206
QBE Insurance Group Ltd.	7,455	61,687
Rio Tinto Ltd.	8,773	568,354
Rio Tinto PLC	19,448	1,079,663
Shopping Centres Australasia Property Group	52,079	97,469
Sierra Rutile Holdings Ltd.(b)	7,751	1,594
Sonic Healthcare Ltd.	9,491	221,223
South32 Ltd.	90,511	257,507
Suncorp Group Ltd.	7,472	55,834
Tabcorp Holdings Ltd.	9,427	6,204
Telstra Corp. Ltd.	62,783	170,872
Transurban Group	4,494	43,009
Wesfarmers Ltd.	9,052	291,725
Westpac Banking Corp.	3,081	45,644
Woodside Energy Group Ltd.	24,079	565,377
Woolworths Group Ltd.	4,721	116,805

		12,666,745

Austria-0.20%
Mondi PLC	4,366	74,477
Verbund AG	1,425	136,628

		211,105

Belgium-0.34%
Elia Group S.A./N.V.	606	88,297
Sofina S.A.(a)	661	133,067
UCB S.A.	338	23,825
Warehouses De Pauw C.V.A.	3,421	104,507

		349,696

	Shares	Value
Brazil-0.04%
Yara International ASA	848	$36,008

Canada-2.33%
Alimentation Couche-Tard, Inc.	979	42,192
Bank of Montreal	423	39,164
Bank of Nova Scotia (The)	652	36,155
BCE, Inc.	2,324	112,473
Canadian Imperial Bank of Commerce	870	41,261
Canadian National Railway Co.	2,418	288,384
Constellation Software, Inc.	69	104,165
Enbridge, Inc.	3,756	155,334
Fortis, Inc.(a)	960	42,473
Franco-Nevada Corp.	765	92,237
George Weston Ltd.	725	83,124
Intact Financial Corp.	1,074	156,023
Loblaw Cos. Ltd.	2,877	254,989
Metro, Inc.	1,614	85,137
Nutrien Ltd.	390	35,906
Royal Bank of Canada	1,526	142,311
TC Energy Corp.	1,780	86,023
TELUS Corp.	2,161	48,810
Thomson Reuters Corp.	3,934	434,434
Toronto-Dominion Bank (The)	2,121	136,838

		2,417,433

China-0.38%
BOC Hong Kong Holdings Ltd.	29,500	101,855
Chow Tai Fook Jewellery Group Ltd.	29,800	60,216
SITC International Holdings Co. Ltd.	12,000	30,578
Tingyi Cayman Islands Holding Corp.	26,000	46,244
Want Want China Holdings Ltd.	187,000	131,991
Wharf Holdings Ltd. (The)(a)	7,000	26,399

		397,283

Denmark-6.81%
AP Moller - Maersk A/S, Class A	80	187,770
AP Moller - Maersk A/S, Class B	76	182,440
Carlsberg A/S, Class B	947	123,658
Coloplast A/S, Class B(a)	1,401	160,665
DSV A/S	220	32,615
Genmab A/S(b)	102	36,407
Novo Nordisk A/S, Class B	57,556	6,167,020
Novozymes A/S, Class B	1,201	69,108
Royal Unibrew A/S	656	49,367
Tryg A/S	2,290	51,907

		7,060,957

Finland-0.55%
Elisa OYJ	1,320	70,694
Kesko OYJ, Class B	2,222	46,876
Kojamo OYJ(a)	9,866	165,776
Orion OYJ, Class B	1,220	55,413
Sampo OYJ, Class A	4,399	199,496
UPM-Kymmene OYJ	1,009	34,385

		572,640

France-8.91%
Air Liquide S.A.	2,708	340,923
Arkema S.A.	339	28,764
Capgemini SE	411	71,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2022

	Shares	Value
France-(continued)
Carrefour S.A.	4,038	$67,565
Cie de Saint-Gobain	2,698	109,468
Cie Generale des Etablissements Michelin S.C.A.	2,253	55,063
Danone S.A.	763	40,287
Dassault Systemes SE	4,338	168,267
ENGIE S.A.	6,121	73,047
EssilorLuxottica S.A.	2,587	388,253
Euroapi S.A.(b)	284	4,442
Hermes International	1,324	1,707,454
Kering S.A.	314	158,819
Legrand S.A.	1,841	133,806
L’Oreal S.A.	6,001	2,071,276
LVMH Moet Hennessy Louis Vuitton SE	2,637	1,716,934
Orange S.A.	14,096	143,131
Pernod Ricard S.A.	2,039	376,336
Publicis Groupe S.A.(b)	920	45,099
Sanofi	6,528	539,449
Schneider Electric SE	2,298	274,471
Teleperformance	194	55,460
TotalEnergies SE(a)	7,544	384,528
Veolia Environnement S.A.	5,776	129,404
Vinci S.A.	1,663	154,263

		9,238,007

Germany-4.70%
BASF SE	4,519	191,169
Bayer AG	1,139	60,244
Bayerische Motoren Werke AG	1,313	97,002
Bayerische Motoren Werke AG, Preference Shares	360	25,068
Beiersdorf AG	2,030	205,351
Brenntag SE	2,247	147,815
Carl Zeiss Meditec AG, BR	233	29,099
Covestro AG(c)	644	19,505
Deutsche Post AG	14,510	531,022
Deutsche Telekom AG	18,342	346,522
E.ON SE	128,955	1,103,498
Fresenius Medical Care AG & Co. KGaA	756	25,991
GEA Group AG	2,723	94,985
LEG Immobilien SE	1,414	107,094
Mercedes-Benz Group AG	1,359	76,690
Merck KGaA	2,649	456,559
RWE AG	20,342	778,923
SAP SE	2,291	195,678
Siemens AG	1,027	104,385
Siemens Healthineers AG(c)	3,311	162,241
Telefonica Deutschland Holding AG	14,121	36,705
Uniper SE(a)	2,690	14,566
Vonovia SE	2,294	62,282

		4,872,394

Hong Kong-2.82%
AIA Group Ltd.	56,000	541,888
CK Asset Holdings Ltd.	24,013	162,456
CK Hutchison Holdings Ltd.	19,500	126,085
CK Infrastructure Holdings Ltd.	12,696	77,319
CLP Holdings Ltd.	31,189	269,020
Hang Seng Bank Ltd.	6,500	101,862
Henderson Land Development Co. Ltd.	12,064	40,424
Hong Kong & China Gas Co. Ltd. (The)(a)	172,181	170,013

	Shares	Value
Hong Kong-(continued)
Hong Kong Exchanges & Clearing Ltd.	12,466	$504,748
Jardine Matheson Holdings Ltd.	1,379	73,225
Link REIT	4,300	33,337
MTR Corp. Ltd.	5,500	28,205
Power Assets Holdings Ltd.	86,683	519,070
Sino Land Co. Ltd.	68,000	99,632
Sun Hung Kai Properties Ltd.	6,975	82,024
Techtronic Industries Co. Ltd.	8,000	94,995

		2,924,303

Ireland-0.18%
CRH PLC	1,740	64,293
Kerry Group PLC, Class A	326	33,715
Kingspan Group PLC	447	25,459
Smurfit Kappa Group PLC	1,927	64,891

		188,358

Israel-0.44%
Bank Leumi Le-Israel BM	13,672	145,333
Gav-Yam Lands Corp. Ltd.	3,041	31,146
ICL Group Ltd.	17,573	169,050
Israel Discount Bank Ltd., Class A	4,799	29,503
Mivne Real Estate KD Ltd.	13,303	49,110
Mizrahi Tefahot Bank Ltd.	748	30,581

		454,723

Italy-0.75%
Davide Campari-Milano N.V.	2,797	27,585
Eni S.p.A.	26,180	310,849
Ferrari N.V.	1,394	270,816
Moncler S.p.A.	711	31,915
Snam S.p.A.	5,208	24,802
Terna Rete Elettrica Nazionale S.p.A.(a)	15,149	108,155

		774,122

Japan-16.46%
AGC, Inc.	3,000	102,795
Ajinomoto Co., Inc.	2,600	72,416
Astellas Pharma, Inc.	28,092	402,154
Azbil Corp.	750	21,587
Bandai Namco Holdings, Inc.	1,298	98,175
Bridgestone Corp.	5,986	231,149
Canon, Inc.	20,300	488,372
Chugai Pharmaceutical Co. Ltd.	4,175	108,693
Dai Nippon Printing Co. Ltd.	1,900	40,255
Daikin Industries Ltd.	1,300	229,616
Daito Trust Construction Co. Ltd.	1,556	154,225
Daiwa House Industry Co. Ltd.	2,200	49,769
Daiwa House REIT Investment Corp.(b)	14	32,519
Denso Corp.	1,300	71,750
Dentsu Group, Inc.	700	22,799
Disco Corp.	100	24,671
Ebara Corp.	500	19,188
FANUC Corp.	300	48,768
FUJIFILM Holdings Corp.	2,700	138,501
Fujitsu Ltd.	800	95,596
Hamamatsu Photonics K.K.	1,275	54,725
Hirose Electric Co. Ltd.	300	42,958
Hitachi Ltd.	5,000	252,335
Hitachi Transport System Ltd.	700	44,335
Honda Motor Co. Ltd.	2,700	72,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2022

	Shares	Value
Japan-(continued)
Hoya Corp.	7,422	$762,947
Inpex Corp.	3,700	42,812
ITOCHU Corp.	13,300	368,706
Japan Real Estate Investment Corp.	6	27,917
Japan Tobacco, Inc.	27,536	468,782
JSR Corp.	1,500	33,868
Kajima Corp.	3,400	36,030
Kamigumi Co. Ltd.	2,758	54,255
Kansai Electric Power Co., Inc. (The)	4,100	39,810
KDDI Corp.	60,974	1,881,232
Kewpie Corp.	1,400	23,137
Keyence Corp.	2,350	895,755
Kikkoman Corp.	700	43,225
Kobayashi Pharmaceutical Co. Ltd.	300	17,161
Kurita Water Industries Ltd.	1,092	43,010
Kyocera Corp.	1,100	61,719
Kyowa Kirin Co. Ltd.	1,239	28,020
Lintec Corp.	1,632	27,407
Marubeni Corp.	4,800	50,277
Maruichi Steel Tube Ltd.	1,799	38,660
MEIJI Holdings Co. Ltd.	1,248	59,688
MISUMI Group, Inc.	2,700	67,196
Mitsubishi Chemical Group Corp.	4,800	25,381
Mitsubishi Corp.	7,700	253,510
Mitsubishi Electric Corp.	8,022	82,086
Mitsubishi UFJ Financial Group, Inc.	12,300	63,982
Mitsui & Co. Ltd.	23,500	553,659
MS&AD Insurance Group Holdings, Inc.	1,200	36,019
Murata Manufacturing Co. Ltd.	900	49,043
Nintendo Co. Ltd.	1,200	493,331
Nippon Building Fund, Inc.	10	50,063
Nippon Kayaku Co. Ltd.	2,895	25,374
Nippon Prologis REIT, Inc.(b)	14	35,398
Nippon Telegraph & Telephone Corp.	52,441	1,425,790
Nissan Chemical Corp.	1,300	66,301
Nissin Foods Holdings Co. Ltd.	1,505	108,132
Nitto Denko Corp.	689	42,843
Obic Co. Ltd.	385	57,684
Ono Pharmaceutical Co. Ltd.	2,100	50,415
ORIX Corp.	4,500	74,532
Osaka Gas Co. Ltd.	6,035	102,045
Otsuka Holdings Co. Ltd.	900	29,612
Recruit Holdings Co. Ltd.	2,200	71,146
Rohto Pharmaceutical Co. Ltd.	1,000	30,334
Sankyo Co. Ltd.	1,100	32,454
Secom Co. Ltd.	3,692	237,620
Sekisui House Ltd.	8,010	137,174
Seven & i Holdings Co. Ltd.	9,000	359,221
SG Holdings Co. Ltd.	3,400	56,877
Shimadzu Corp.	3,568	105,270
Shimano, Inc.	1,357	242,963
Shin-Etsu Chemical Co. Ltd.	3,869	455,349
Shionogi & Co. Ltd.	4,013	196,966
Shiseido Co. Ltd.	500	19,098
SHO-BOND Holdings Co. Ltd.	1,251	54,417
SMC Corp.	500	240,216
SoftBank Corp.	22,300	246,044
Sompo Holdings, Inc.	700	30,161
Sony Group Corp.	12,344	991,527
Sumitomo Corp.	5,400	76,545

	Shares	Value
Japan-(continued)
Sumitomo Metal Mining Co. Ltd.	500	$15,888
Sumitomo Mitsui Financial Group, Inc.	1,100	33,280
Suntory Beverage & Food Ltd.	3,134	115,300
Toho Co. Ltd.	3,123	119,626
Tokio Marine Holdings, Inc.	1,500	84,314
Tokyo Electron Ltd.	600	191,134
Tokyo Gas Co. Ltd.	3,239	61,030
Toppan, Inc.	3,000	47,416
Toyo Suisan Kaisha Ltd.	1,769	72,866
Toyota Motor Corp.	50,700	768,592
Trend Micro, Inc.	1,600	99,491
Unicharm Corp.	3,250	113,729
USS Co. Ltd.	3,581	63,651
Yakult Honsha Co. Ltd.	800	47,495
Yamato Kogyo Co. Ltd.	1,000	35,636

		17,069,527

Netherlands-3.13%
ASML Holding N.V.(a)	3,562	1,735,905
Heineken N.V.	397	35,825
IMCD N.V.(a)	179	24,803
Koninklijke Ahold Delhaize N.V.	2,789	76,843
Koninklijke DSM N.V.	1,330	170,316
Koninklijke KPN N.V.	19,436	61,954
Randstad N.V.(a)	976	45,626
Shell PLC	22,748	606,153
Universal Music Group N.V.	2,077	41,365
Wolters Kluwer N.V.	4,617	452,377

		3,251,167

New Zealand-0.35%
Contact Energy Ltd.	17,888	86,421
Fisher & Paykel Healthcare Corp. Ltd.	3,914	47,178
Mainfreight Ltd.	2,354	107,521
Spark New Zealand Ltd.	38,100	126,606

		367,726

Norway-1.34%
Equinor ASA	31,410	1,211,248
Gjensidige Forsikring ASA	2,350	47,833
Mowi ASA	2,768	56,982
Norsk Hydro ASA	5,320	36,721
TOMRA Systems ASA	1,421	32,553

		1,385,337

Poland-0.03%
Polski Koncern Naftowy ORLEN S.A.	2,323	30,188

Portugal-0.18%
Jeronimo Martins SGPS S.A.	8,488	188,626

Singapore-0.64%
Ascendas REIT	21,479	43,417
CapitaLand Integrated Commercial Trust	22,700	33,681
DBS Group Holdings Ltd.	6,300	147,215
Oversea-Chinese Banking Corp. Ltd.	12,800	110,925
Singapore Exchange Ltd.	14,170	96,390
Singapore Technologies Engineering Ltd.	11,452	30,619
Singapore Telecommunications Ltd.	43,000	80,754
United Overseas Bank Ltd.	6,100	119,499

		662,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2022

	Shares	Value
South Africa-0.25%
Anglo American PLC	7,952	$257,510

South Korea-5.13%
Cheil Worldwide, Inc.	1,877	30,732
Coway Co. Ltd.	1,097	52,244
Hana Financial Group, Inc.	1,969	57,780
Kakao Corp.	800	43,901
KB Financial Group, Inc.	3,221	119,082
KEPCO Plant Service & Engineering Co. Ltd.	1,165	36,016
Kia Corp.	1,335	80,646
Korea Electric Power Corp.(b)	1,687	26,423
Korea Zinc Co. Ltd.	561	281,853
Krafton, Inc.(b)	179	32,988
KT&G Corp.	4,431	275,623
LG Corp.	902	55,298
LG Uplus Corp.	3,708	31,881
NongShim Co. Ltd.	181	40,597
POSCO Holdings, Inc.	208	39,654
Samsung Electronics Co. Ltd.	67,341	3,005,688
Samsung Electronics Co. Ltd., Preference Shares	13,477	549,136
Samsung Fire & Marine Insurance Co. Ltd.	366	53,359
Shinhan Financial Group Co. Ltd.	4,134	113,120
SK Hynix, Inc.	4,064	289,255
SK Telecom Co. Ltd.	1,630	63,491
Woori Financial Group, Inc.	5,098	46,500

		5,325,267

Spain-0.48%
Ferrovial S.A.	2,233	56,090
Iberdrola S.A.	3,977	41,530
Naturgy Energy Group S.A.	2,975	82,207
Red Electrica Corp. S.A	9,901	181,547
Repsol S.A.(b)	1,960	25,592
Telefonica S.A.	27,968	115,755

		502,721

Sweden-3.69%
Alfa Laval AB	997	26,769
Assa Abloy AB, Class B	8,803	179,400
Atlas Copco AB, Class A	14,985	153,243
Atlas Copco AB, Class B	11,604	106,423
Boliden AB(b)	2,793	90,239
Castellum AB(a)	1,433	20,235
Epiroc AB, Class A	4,518	69,534
Epiroc AB, Class B	1,835	25,109
Fastighets AB Balder, Class B(a)(b)	4,186	23,282
Getinge AB, Class B	1,155	21,523
Holmen AB, Class B	1,029	44,380
Industrivarden AB, Class A	1,634	36,450
Industrivarden AB, Class C	1,540	34,006
Investment AB Latour, Class B(a)	5,231	103,801
Investor AB, Class A	44,761	748,455
Investor AB, Class B	112,300	1,781,676
L E Lundbergforetagen AB, Class B	563	23,403
Sagax AB, Class B(a)	1,372	29,702
Swedish Match AB	16,264	163,814
Tele2 AB, Class B	7,285	77,829
Telia Co. AB	11,548	40,813
Volvo AB, Class B	1,509	24,023

		3,824,109

	Shares	Value
Switzerland-3.79%
ABB Ltd.	16,809	$464,510
Alcon, Inc.	655	43,329
Belimo Holding AG	151	57,556
Chocoladefabriken Lindt & Spruengli AG, PC	36	381,413
Cie Financiere Richemont S.A.	1,563	175,927
Emmi AG	31	27,381
EMS-Chemie Holding AG	164	115,697
Geberit AG	575	266,835
Givaudan S.A.	29	92,977
Kuehne + Nagel International AG, Class R	247	57,198
Lonza Group AG	138	74,009
Novartis AG	12,345	1,000,932
Partners Group Holding AG(a)	490	475,164
PSP Swiss Property AG	227	25,771
SGS S.A.	25	55,228
Sika AG	634	143,177
Sonova Holding AG, Class A	309	81,908
Straumann Holding AG	734	81,000
Swisscom AG	533	276,453
Zurich Insurance Group AG	82	36,473

		3,932,938

United Kingdom-11.21%
3i Group PLC	33,655	476,002
Admiral Group PLC	9,189	226,891
Ashtead Group PLC	722	35,705
Auto Trader Group PLC(c)	6,383	48,411
B&M European Value Retail S.A.	17,870	76,915
BAE Systems PLC	53,016	478,833
BP PLC	9,345	48,008
British American Tobacco PLC	22,378	898,738
BT Group PLC	69,116	121,198
Bunzl PLC	2,865	95,378
Compass Group PLC	2,627	56,826
Croda International PLC	2,219	173,667
Diageo PLC	45,152	1,977,564
Direct Line Insurance Group PLC	7,541	18,067
Experian PLC	10,155	309,943
Haleon PLC(b)	89,105	268,382
Halma PLC	4,392	106,044
Howden Joinery Group PLC	4,024	26,745
HSBC Holdings PLC	11,479	70,632
IMI PLC	1,721	23,009
Imperial Brands PLC	16,725	369,082
Intertek Group PLC	367	16,907
J Sainsbury PLC	18,090	42,815
National Grid PLC	72,012	903,291
Pennon Group PLC	2,296	24,953
Reckitt Benckiser Group PLC	2,757	213,271
RELX PLC	36,873	970,521
Rentokil Initial PLC(a)	3,915	23,734
Rightmove PLC	20,235	143,062
Sage Group PLC (The)	23,215	193,197
Segro PLC	118,716	1,302,641
Severn Trent PLC	4,134	134,064
Spirax-Sarco Engineering PLC	892	109,346
SSE PLC	20,099	386,474
Tate & Lyle PLC	3,350	29,789
Tesco PLC	181,371	524,865
Unilever PLC	8,889	406,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2022

	Shares	Value
United Kingdom-(continued)
United Utilities Group PLC	9,414	$115,730
Vodafone Group PLC	135,209	181,998

		11,628,722

United States-12.09%
Amcor PLC, CDI(a)	18,007	219,983
Ferguson PLC	5,719	664,532
GSK PLC	71,284	1,144,158
James Hardie Industries PLC, CDI	5,978	137,331
Nestle S.A.	43,544	5,112,220
QIAGEN N.V.(b)	1,322	60,153
Roche Holding AG	14,424	4,661,437
Roche Holding AG, BR	801	307,120
Stellantis N.V.	1,911	25,661
Waste Connections, Inc.	1,495	208,748

		12,541,343

Total Common Stocks & Other Equity Interests (Cost $107,032,340)		103,131,455

Money Market Funds-0.14%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e) (Cost $144,588)	144,588	144,588

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.57% (Cost $107,176,928)		103,276,043

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.10%
Invesco Private Government Fund, 2.29%(d)(e)(f)	900,342	$900,342
Invesco Private Prime Fund, 2.37%(d)(e)(f)	2,314,933	2,315,165

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,215,343)		3,215,507

TOTAL INVESTMENTS IN SECURITIES-102.67% (Cost $110,392,271)		106,491,550
OTHER ASSETS LESS LIABILITIES-(2.67)%		(2,774,312)

NET ASSETS-100.00%		$103,717,238

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

PC-Participation Certificate

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at August 31, 2022.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $230,157, which represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$171,506	$8,038,652	$(8,065,570)	$-	$-	$144,588	$930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2022

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$917,731	$12,724,917	$(12,742,306)	$-	$-	$900,342	$5,312	*
Invesco Private Prime Fund	2,139,126	25,113,395	(24,936,994)	164	(526)	2,315,165	15,149	*

Total	$3,228,363	$45,876,964	$(45,744,870)	$164	$(526)	$3,360,095	$21,391

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.70%
Communication Services-5.30%
Activision Blizzard, Inc.	20,147	$1,581,338
Alphabet, Inc., Class A(b)	471,109	50,983,416
Alphabet, Inc., Class C(b)	345,186	37,677,052
AT&T, Inc.(c)	239,905	4,207,934
Comcast Corp., Class A(c)	39,683	1,436,128
Electronic Arts, Inc.	16,062	2,037,786
Interpublic Group of Cos., Inc. (The)	20,584	568,942
Meta Platforms, Inc., Class A(b)	5,327	867,928
T-Mobile US, Inc.(b)	6,539	941,354
Verizon Communications, Inc.	82,330	3,442,217

		103,744,095

Consumer Discretionary-5.40%
Advance Auto Parts, Inc.	3,940	664,442
Amazon.com, Inc.(b)	13,941	1,767,301
AutoZone, Inc.(b)	4,787	10,144,658
Booking Holdings, Inc.(b)	857	1,607,569
Chipotle Mexican Grill, Inc.(b)	742	1,184,826
Dollar General Corp.	12,234	2,904,596
Dollar Tree, Inc.(b)	10,483	1,422,333
Gentex Corp.	25,108	685,197
Genuine Parts Co.	13,095	2,042,951
Home Depot, Inc. (The)	107,949	31,134,651
Lowe’s Cos., Inc.	51,515	10,001,122
McDonald’s Corp.	58,120	14,662,514
NIKE, Inc., Class B	44,357	4,721,803
O’Reilly Automotive, Inc.(b)	11,039	7,695,508
Service Corp. International	11,835	730,338
Starbucks Corp.	10,501	882,819
Target Corp.	4,315	691,867
TJX Cos., Inc. (The)	96,060	5,989,341
Tractor Supply Co.	16,890	3,127,183
Yum! Brands, Inc.	31,702	3,526,530

		105,587,549

Consumer Staples-12.96%
Altria Group, Inc.	237,802	10,729,626
Archer-Daniels-Midland Co.	172,551	15,165,507
Bunge Ltd.	6,423	636,969
Church & Dwight Co., Inc.	19,756	1,653,775
Coca-Cola Co. (The)	434,400	26,806,824
Colgate-Palmolive Co.	80,851	6,323,357
Constellation Brands, Inc., Class A	6,097	1,500,167
Costco Wholesale Corp.	113,020	59,007,742
Darling Ingredients, Inc.(b)	8,389	638,067
Estee Lauder Cos., Inc. (The), Class A	3,528	897,453
General Mills, Inc.	29,305	2,250,624
Hershey Co. (The)	15,256	3,427,566
JM Smucker Co. (The)(c)	4,671	653,893
Kellogg Co.	12,806	931,508
Keurig Dr Pepper, Inc.	22,947	874,740
Kimberly-Clark Corp.	22,514	2,870,985
Kroger Co. (The)	70,887	3,398,323
McCormick & Co., Inc.(c)	8,157	685,759
Mondelez International, Inc., Class A	57,916	3,582,684
Monster Beverage Corp.(b)	34,339	3,050,333
PepsiCo, Inc.	144,907	24,963,129
Philip Morris International, Inc.	188,784	18,026,984

	Shares	Value
Consumer Staples-(continued)
Procter & Gamble Co. (The)	379,947	$52,409,889
Tyson Foods, Inc., Class A	17,629	1,328,874
Walgreens Boots Alliance, Inc.	12,593	441,511
Walmart, Inc.	85,940	11,391,347

		253,647,636

Energy-9.89%
Baker Hughes Co., Class A	15,674	395,925
Cheniere Energy, Inc.	7,492	1,200,068
Chesapeake Energy Corp.(c)	7,137	717,197
Chevron Corp.	453,278	71,645,121
ConocoPhillips	89,534	9,799,496
EOG Resources, Inc.	32,062	3,889,121
Exxon Mobil Corp.	971,572	92,872,567
Hess Corp.(c)	4,720	570,082
Kinder Morgan, Inc.	46,010	842,903
Marathon Petroleum Corp.	23,687	2,386,465
Phillips 66	33,554	3,001,741
Pioneer Natural Resources Co.	7,510	1,901,682
Valero Energy Corp.	25,872	3,030,129
Williams Cos., Inc. (The)	35,995	1,224,910

		193,477,407

Financials-8.38%
Allstate Corp. (The)	10,475	1,262,238
American Express Co.	9,626	1,463,152
Aon PLC, Class A	8,149	2,275,690
Apollo Global Management, Inc.(c)	12,626	701,753
Arch Capital Group Ltd.(b)	20,195	923,315
Arthur J. Gallagher & Co.	6,657	1,208,711
Berkshire Hathaway, Inc., Class B(b)	329,155	92,426,724
Blackstone, Inc., Class A(c)	101,159	9,502,876
Brown & Brown, Inc.	17,913	1,129,236
Cboe Global Markets, Inc.	6,275	740,262
Chubb Ltd.	25,446	4,810,566
Cincinnati Financial Corp.	20,144	1,953,162
FactSet Research Systems, Inc.	9,754	4,226,798
JPMorgan Chase & Co.	4,642	527,935
Markel Corp.(b)	871	1,040,070
Marsh & McLennan Cos., Inc.	98,841	15,949,972
Moody’s Corp.	9,452	2,689,283
MSCI, Inc.	4,228	1,899,387
Progressive Corp. (The)	44,332	5,437,320
S&P Global, Inc.	26,967	9,497,238
SEI Investments Co.	9,919	542,569
Travelers Cos., Inc. (The)	6,228	1,006,694
W.R. Berkley Corp.	9,026	584,885
Wells Fargo & Co.	12,554	548,735
Willis Towers Watson PLC	8,426	1,742,749

		164,091,320

Health Care-24.06%
Abbott Laboratories	231,738	23,787,906
AbbVie, Inc.	182,449	24,532,093
Agilent Technologies, Inc.	10,338	1,325,848
Amgen, Inc.	45,016	10,817,345
Becton, Dickinson and Co.	15,024	3,792,358
Boston Scientific Corp.(b)	18,317	738,358
Bristol-Myers Squibb Co.	229,949	15,500,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2022

	Shares	Value
Health Care-(continued)
Chemed Corp.	2,669	$1,270,951
Cigna Corp.	8,706	2,467,716
CVS Health Corp.	104,084	10,215,845
Danaher Corp.	24,518	6,617,653
Edwards Lifesciences Corp.(b)	38,061	3,429,296
Elevance Health, Inc.	14,309	6,941,439
Eli Lilly and Co.	123,841	37,304,624
Gilead Sciences, Inc.	69,158	4,389,458
HCA Healthcare, Inc.	3,994	790,293
Henry Schein, Inc.(b)	21,280	1,562,165
Hologic, Inc.(b)	42,961	2,902,445
Incyte Corp.(b)(c)	6,863	483,361
Intuitive Surgical, Inc.(b)	4,258	876,041
Johnson & Johnson	480,347	77,499,185
Laboratory Corp. of America Holdings	5,075	1,143,245
McKesson Corp.	47,099	17,285,333
Medtronic PLC	21,834	1,919,645
Merck & Co., Inc.	209,110	17,849,630
Mettler-Toledo International, Inc.(b)	1,748	2,119,380
Molina Healthcare, Inc.(b)	6,074	2,049,185
Pfizer, Inc.	1,900,572	85,962,872
Premier, Inc., Class A	15,179	534,908
Quest Diagnostics, Inc.(c)	19,413	2,432,643
Regeneron Pharmaceuticals, Inc.(b)	19,406	11,276,050
ResMed, Inc.	6,244	1,373,180
Stryker Corp.	7,264	1,490,573
Thermo Fisher Scientific, Inc.	9,210	5,022,397
United Therapeutics Corp.(b)	2,658	602,356
UnitedHealth Group, Inc.	117,911	61,234,720
Vertex Pharmaceuticals, Inc.(b)	59,221	16,686,109
Waters Corp.(b)	3,956	1,181,262
West Pharmaceutical Services, Inc.	4,052	1,202,188
Zoetis, Inc.	15,109	2,365,012

		470,975,930

Industrials-5.91%
3M Co.(c)	10,751	1,336,887
AMETEK, Inc.	5,159	619,905
C.H. Robinson Worldwide, Inc.	9,978	1,138,989
Caterpillar, Inc.	12,376	2,285,971
Cintas Corp.	5,196	2,113,941
Copart, Inc.(b)	11,071	1,324,645
CSX Corp.	83,190	2,632,964
Cummins, Inc.	5,826	1,254,746
Deere & Co.	3,820	1,395,255
Eaton Corp. PLC	9,636	1,316,663
Emerson Electric Co.	17,165	1,403,067
Expeditors International of Washington, Inc.	14,017	1,442,209
Fastenal Co.	78,916	3,971,842
FTI Consulting, Inc.(b)(c)	6,815	1,094,489
General Dynamics Corp.	17,861	4,088,919
Graco, Inc.	10,516	671,341
Honeywell International, Inc.	14,699	2,783,256
Hubbell, Inc.	2,537	523,383
Illinois Tool Works, Inc.	17,763	3,460,765
J.B. Hunt Transport Services, Inc.	13,221	2,300,718
L3Harris Technologies, Inc.	12,485	2,848,952
Landstar System, Inc.(c)	4,767	698,985
Lincoln Electric Holdings, Inc.(c)	5,185	708,738

	Shares	Value
Industrials-(continued)
Lockheed Martin Corp.	42,207	$17,731,583
Masco Corp.	14,245	724,643
Nordson Corp.	3,335	757,612
Norfolk Southern Corp.	5,942	1,444,679
Northrop Grumman Corp.	12,909	6,170,373
Old Dominion Freight Line, Inc.	9,768	2,651,133
Otis Worldwide Corp.	16,836	1,215,896
PACCAR, Inc.	11,396	997,264
Raytheon Technologies Corp.	35,494	3,185,587
Republic Services, Inc.	28,860	4,118,899
Robert Half International, Inc.	13,957	1,074,270
Rollins, Inc.	43,512	1,468,965
Snap-on, Inc.	5,434	1,183,851
Tetra Tech, Inc.(c)	5,911	802,773
Union Pacific Corp.	34,193	7,676,670
United Parcel Service, Inc., Class B	36,093	7,020,449
Verisk Analytics, Inc.	8,134	1,522,359
W.W. Grainger, Inc.	3,820	2,119,871
Waste Management, Inc.	68,616	11,598,163
Watsco, Inc.(c)	2,656	722,512

		115,604,182

Information Technology-20.74%
Accenture PLC, Class A	82,705	23,857,084
Adobe, Inc.(b)	6,859	2,561,425
Advanced Micro Devices, Inc.(b)	20,967	1,779,469
Amdocs Ltd.	22,681	1,938,545
Amphenol Corp., Class A	20,679	1,520,527
Apple, Inc.	686,813	107,980,740
Applied Materials, Inc.	14,566	1,370,224
Arista Networks, Inc.(b)	13,671	1,638,880
Aspen Technology, Inc.(b)(c)	3,147	662,758
Automatic Data Processing, Inc.	82,640	20,198,042
Broadcom, Inc.	21,200	10,581,132
Broadridge Financial Solutions, Inc.	6,102	1,044,479
Cadence Design Systems, Inc.(b)	40,994	7,123,527
Cisco Systems, Inc.	236,112	10,558,929
Cognizant Technology Solutions Corp., Class A	62,129	3,924,689
Corning, Inc.	15,473	531,033
Fiserv, Inc.(b)	6,553	663,098
Fortinet, Inc.(b)	50,475	2,457,628
Gartner, Inc.(b)	6,426	1,833,466
HP, Inc.	134,680	3,866,663
Intel Corp.	41,781	1,333,650
International Business Machines Corp.	10,394	1,335,109
Intuit, Inc.	1,709	737,912
Jack Henry & Associates, Inc.	16,537	3,178,411
Juniper Networks, Inc.	22,871	649,994
Keysight Technologies, Inc.(b)	12,724	2,085,336
KLA Corp.	10,365	3,566,908
Lam Research Corp.	1,192	521,989
Mastercard, Inc., Class A	53,529	17,363,202
Micron Technology, Inc.	9,448	534,096
Microsoft Corp.	375,805	98,261,733
Monolithic Power Systems, Inc.	2,972	1,346,851
Motorola Solutions, Inc.	11,216	2,730,087
NVIDIA Corp.	22,016	3,323,095
Oracle Corp.	25,079	1,859,608
Palo Alto Networks, Inc.(b)	1,276	710,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Paychex, Inc.	80,283	$9,902,105
QUALCOMM, Inc.	50,108	6,627,785
Roper Technologies, Inc.	1,422	572,469
ServiceNow, Inc.(b)	1,999	868,805
Synopsys, Inc.(b)	24,094	8,337,006
Texas Instruments, Inc.	102,278	16,897,348
Visa, Inc., Class A(c)	86,130	17,114,892

		405,951,219

Materials-2.44%
Air Products and Chemicals, Inc.	2,651	669,245
Amcor PLC	53,662	644,481
Ardagh Group S.A.(d)	16,236	344,690
Celanese Corp.	5,724	634,563
CF Industries Holdings, Inc.	15,991	1,654,429
Corteva, Inc.	102,016	6,266,843
Dow, Inc.	20,168	1,028,568
DuPont de Nemours, Inc.	10,891	605,975
Huntsman Corp.	17,774	498,027
Linde PLC (United Kingdom)	67,092	18,977,643
LyondellBasell Industries N.V., Class A	15,140	1,256,620
Newmont Corp.	57,315	2,370,548
Nucor Corp.(c)	38,532	5,122,444
Packaging Corp. of America	9,299	1,273,219
Reliance Steel & Aluminum Co.	10,101	1,898,786
Royal Gold, Inc.(c)	4,783	439,558
Sherwin-Williams Co. (The)	12,111	2,810,963
Steel Dynamics, Inc.(c)	16,558	1,336,562

		47,833,164

Real Estate-1.71%
American Tower Corp.	8,712	2,213,283
AvalonBay Communities, Inc.	5,321	1,069,042
CBRE Group, Inc., Class A(b)	11,206	884,826
Crown Castle, Inc.	5,251	897,028
Digital Realty Trust, Inc.	4,144	512,323
Duke Realty Corp.	56,026	3,297,130
Equity Residential	19,383	1,418,448
Extra Space Storage, Inc.	18,007	3,578,531
Mid-America Apartment Communities, Inc.	5,061	838,456
Prologis, Inc.	26,552	3,305,989
Public Storage	33,766	11,170,806
Weyerhaeuser Co.	124,229	4,243,663

		33,429,525

Utilities-2.91%
Alliant Energy Corp.	10,934	667,411
Ameren Corp.	15,018	1,390,967
American Electric Power Co., Inc.	36,603	3,667,621
American Water Works Co., Inc.	4,289	636,702
CMS Energy Corp.	27,410	1,851,271
Consolidated Edison, Inc.	27,779	2,715,120

	Shares	Value
Utilities-(continued)
Dominion Energy, Inc.	43,909	$3,591,756
DTE Energy Co.	24,240	3,159,442
Duke Energy Corp.	46,894	5,013,438
Edison International	13,134	890,091
Entergy Corp.	10,891	1,255,732
Evergy, Inc.	11,525	789,808
Eversource Energy	19,668	1,764,023
Exelon Corp.	78,407	3,442,851
FirstEnergy Corp.	23,806	941,527
National Fuel Gas Co.	15,343	1,093,496
NextEra Energy, Inc.	61,714	5,249,393
NiSource, Inc.	24,491	722,729
NRG Energy, Inc.	17,407	718,561
OGE Energy Corp.	13,698	555,317
PPL Corp.	47,209	1,372,838
Public Service Enterprise Group, Inc.	25,831	1,662,483
Sempra Energy	15,025	2,478,674
Southern Co. (The)	84,731	6,530,218
WEC Energy Group, Inc.	23,296	2,402,750
Xcel Energy, Inc.	32,090	2,382,683

		56,946,902

Total Common Stocks & Other Equity Interests (Cost $1,968,702,560)		1,951,288,929

Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(e)(f) (Cost $1,813,704)	1,813,704	1,813,704

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.79% (Cost $1,970,516,264)		1,953,102,633

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.38%
Invesco Private Government Fund, 2.29%(e)(f)(g)	7,510,706	7,510,706
Invesco Private Prime Fund, 2.37%(e)(f)(g)	19,560,142	19,562,098

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,072,804)		27,072,804

TOTAL INVESTMENTS IN SECURITIES-101.17% (Cost $1,997,589,068)		1,980,175,437
OTHER ASSETS LESS LIABILITIES-(1.17)%		(22,896,395)

NET ASSETS-100.00%		$1,957,279,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Invesco Ltd.	$5,712,774	$8,623,204	$(13,038,170)	$(311,549)	$(986,259)	$-	$71,255
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	72,412,220	(70,598,516)	-	-	1,813,704	7,438
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	13,579,808	303,415,267	(309,484,369)	-	-	7,510,706	103,023	*
Invesco Private Prime Fund	31,686,217	639,800,418	(651,906,423)	-	(18,114)	19,562,098	304,425	*

Total	$50,978,799	$1,024,251,109	$(1,045,027,478)	$(311,549)	$(1,004,373)	$28,886,508	$486,141

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

August 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.82%
Communication Services-1.30%
Cargurus, Inc.(b)(c)	2,210	$41,327
Cogent Communications Holdings, Inc.	1,894	100,856
EchoStar Corp., Class A(b)(c)	1,801	33,156
Gray Television, Inc.(c)	1,710	32,661
Iridium Communications, Inc.(b)	5,995	266,118
John Wiley & Sons, Inc., Class A(c)	3,514	161,749
Liberty Media Corp.-Liberty Braves, Class C(b)	3,167	86,586
Radius Global Infrastructure, Inc., Class A(b)(c)	5,184	71,384
Scholastic Corp.	1,616	74,191
Shutterstock, Inc.	591	32,747
TechTarget, Inc.(b)(c)	2,370	153,813
TEGNA, Inc.	24,005	513,707
Telephone & Data Systems, Inc.	2,957	48,110
WideOpenWest, Inc.(b)(c)	4,660	82,948
Yelp, Inc.(b)	1,714	58,567
Ziff Davis, Inc.(b)(c)	1,541	119,089

		1,877,009

Consumer Discretionary-5.75%
Academy Sports & Outdoors, Inc.(c)	6,360	273,989
Accel Entertainment, Inc.(b)(c)	7,254	68,260
Acushnet Holdings Corp.	4,630	220,619
Adtalem Global Education, Inc.(b)(c)	2,466	92,944
Arko Corp.	13,150	125,319
Bloomin’ Brands, Inc.(c)	1,939	39,207
Boot Barn Holdings, Inc.(b)	1,381	92,002
Buckle, Inc. (The)(c)	3,213	103,716
Carriage Services, Inc.	1,240	43,908
Cavco Industries, Inc.(b)	1,176	275,196
Cracker Barrel Old Country Store, Inc.(c)	687	74,155
Dillard’s, Inc., Class A(c)	469	138,937
Dorman Products, Inc.(b)	1,923	174,320
Ermenegildo Zegna N.V. (Italy)(c)	6,646	68,055
Ethan Allen Interiors, Inc.(c)	2,747	65,296
Foot Locker, Inc.	1,101	40,561
Fox Factory Holding Corp.(b)	393	36,632
Gentherm, Inc.(b)	5,081	304,352
Graham Holdings Co., Class B	239	135,138
Group 1 Automotive, Inc.	1,072	191,448
Helen of Troy Ltd.(b)	789	97,544
Hilton Grand Vacations, Inc.(b)(c)	1,760	71,773
Kontoor Brands, Inc.	1,100	40,953
Laureate Education, Inc., Class A(c)	30,767	339,052
LCI Industries	1,203	139,392
Malibu Boats, Inc., Class A(b)	550	33,017
MarineMax, Inc.(b)(c)	1,228	44,626
Meritage Homes Corp.(b)	420	32,907
Monarch Casino & Resort, Inc.(b)	687	41,488
Monro, Inc.(c)	747	34,594
Movado Group, Inc.	2,153	68,659
Murphy USA, Inc.	8,613	2,499,234
ODP Corp. (The)(b)	1,470	52,553
Oxford Industries, Inc.(c)	1,486	158,601
Papa John’s International, Inc.	1,352	109,282
Perdoceo Education Corp.(b)(c)	4,807	55,665

	Shares	Value
Consumer Discretionary-(continued)
Skyline Champion Corp.(b)	2,247	$127,337
Standard Motor Products, Inc.	1,419	52,077
Steven Madden Ltd.	8,195	238,556
Strategic Education, Inc.	1,923	124,418
Stride, Inc.(b)(c)	4,573	174,414
Sturm Ruger & Co., Inc.	1,838	96,035
Taylor Morrison Home Corp., Class A(b)	2,755	69,178
Texas Roadhouse, Inc.	5,475	485,961
Tri Pointe Homes, Inc.(b)(c)	4,392	76,113
Universal Technical Institute, Inc.(b)(c)	4,762	32,667
Vista Outdoor, Inc.(b)(c)	1,118	31,438
Visteon Corp.(b)	1,085	130,016
Weyco Group, Inc.	1,722	44,083
Winmark Corp.(c)	909	187,590
Winnebago Industries, Inc.	932	53,665

		8,306,942

Consumer Staples-3.87%
Alico, Inc.(c)	1,004	34,086
Andersons, Inc. (The)	6,061	224,439
BellRing Brands, Inc.(b)	8,546	202,455
Cal-Maine Foods, Inc.	10,196	546,608
Central Garden & Pet Co., Class A(b)	1,142	43,122
Coca-Cola Consolidated, Inc.(c)	964	457,254
Edgewell Personal Care Co.	1,942	75,660
Energizer Holdings, Inc.	1,848	51,929
Hain Celestial Group, Inc. (The)(b)	1,843	37,339
Hostess Brands, Inc.(b)	24,660	571,619
Ingles Markets, Inc., Class A	3,446	301,628
Inter Parfums, Inc.	3,168	248,751
J&J Snack Foods Corp.(c)	1,037	154,544
John B. Sanfilippo & Son, Inc.	1,093	88,238
Lancaster Colony Corp.	927	156,246
Medifast, Inc.	299	37,519
National Beverage Corp.(c)	2,238	124,119
Nu Skin Enterprises, Inc., Class A	1,251	51,216
PriceSmart, Inc.	2,773	175,448
Primo Water Corp.	7,024	92,295
Seneca Foods Corp., Class A(b)	1,314	69,419
Simply Good Foods Co. (The)(b)	10,788	329,573
SpartanNash Co.	4,693	142,808
Sprouts Farmers Market, Inc.(b)(c)	8,891	256,950
Tootsie Roll Industries, Inc.(c)	2,967	106,308
TreeHouse Foods, Inc.(b)	1,661	77,403
Universal Corp.	2,353	120,097
USANA Health Sciences, Inc.(b)	539	34,776
Vector Group Ltd.	17,697	173,431
Village Super Market, Inc., Class A	1,687	37,080
WD-40 Co.(c)	909	171,946
Weis Markets, Inc.(c)	5,161	401,061

		5,595,367

Energy-3.22%
Arch Resources, Inc.	3,268	475,755
Archrock, Inc.(c)	4,202	31,053
Brigham Minerals, Inc., Class A	4,788	142,443
Cactus, Inc., Class A	3,156	126,082
Civitas Resources, Inc.(c)	935	62,823
CNX Resources Corp.(b)(c)	10,284	181,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2022

	Shares	Value
Energy-(continued)
Comstock Resources, Inc.(b)	1,994	$39,082
CVR Energy, Inc.	5,992	195,699
Delek US Holdings, Inc.(c)	5,922	167,296
Dorian LPG Ltd.	3,952	57,502
Dril-Quip, Inc.(b)(c)	1,501	33,217
Equitrans Midstream Corp.	9,601	89,001
FLEX LNG Ltd. (Norway)	3,094	102,319
Golar LNG Ltd. (Cameroon)(b)	4,837	131,905
Green Plains, Inc.(b)(c)	906	33,187
Gulfport Energy Corp.(b)(c)	2,359	230,616
Helmerich & Payne, Inc.	3,627	155,054
Magnolia Oil & Gas Corp., Class A	36,560	872,687
Murphy Oil Corp.	9,003	350,847
NACCO Industries, Inc., Class A	849	38,179
Noble Corp.(b)	2,352	71,383
Par Pacific Holdings, Inc.(b)	2,384	44,819
Patterson-UTI Energy, Inc.	2,214	32,989
PBF Energy, Inc., Class A(b)	4,316	147,434
REX American Resources Corp.(b)(c)	1,797	54,449
RPC, Inc.(c).	5,805	46,150
Scorpio Tankers, Inc. (Monaco)	1,410	58,656
SFL Corp. Ltd. (Norway)	14,748	157,804
Sitio Royalties Corp.	2,669	67,899
Solaris Oilfield Infrastructure, Inc., Class A	3,771	40,350
Talos Energy, Inc.(b)	1,546	32,049
Tidewater, Inc.(b)	1,588	35,190
Valaris Ltd.(b)(c)	4,801	244,755
World Fuel Services Corp.	4,057	104,671

		4,655,063

Financials-26.31%
1st Source Corp	1,728	81,544
ACNB Corp.	1,162	41,321
Allegiance Bancshares, Inc.	2,021	85,610
Amalgamated Financial Corp.	1,770	39,825
Amerant Bancorp, Inc.(c)	1,822	47,718
American Equity Investment Life Holding Co.	4,921	186,998
American National Bankshares, Inc.	1,290	42,480
Ameris Bancorp	4,070	189,988
AMERISAFE, Inc.	2,272	108,647
Apollo Commercial Real Estate Finance, Inc.(c)	8,753	101,972
Arbor Realty Trust, Inc.(c)	13,344	199,893
Ares Commercial Real Estate Corp.	4,310	56,849
Argo Group International Holdings Ltd.	1,387	27,227
Arrow Financial Corp.	1,344	43,156
Artisan Partners Asset Management, Inc., Class A(c)	7,548	254,820
Associated Banc-Corp.	14,418	288,937
Atlantic Union Bankshares Corp.	7,009	227,442
Axos Financial, Inc.(b)	2,240	93,587
B. Riley Financial, Inc.	1,653	82,270
Banc of California, Inc.	4,599	77,631
BancFirst Corp.(c)	3,433	370,283
Banco Latinoamericano de Comercio Exterior S.A., Class E (Panama)	2,383	34,792
Bank First Corp.	803	65,260
Bank of Marin Bancorp.	1,870	57,783
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	2,599	84,779

	Shares	Value
Financials-(continued)
BankUnited, Inc.	6,554	$242,826
Bankwell Financial Group, Inc.	958	30,196
Banner Corp.(c)	3,838	233,197
Bar Harbor Bankshares	1,425	40,370
BayCom Corp.	1,789	33,293
BCB Bancorp, Inc.	3,372	60,696
Berkshire Hills Bancorp, Inc.	3,122	88,072
Blackstone Mortgage Trust, Inc., Class A(c)	21,161	613,246
Blucora, Inc.(b)(c)	2,434	48,875
Brightsphere Investment Group, Inc.	2,580	44,092
Broadmark Realty Capital, Inc.	8,462	54,580
Brookline Bancorp, Inc.	8,940	111,482
Byline Bancorp, Inc.	2,770	60,414
Cadence Bank	14,971	381,461
Cambridge Bancorp	646	53,121
Camden National Corp.(c)	1,379	62,372
Capital City Bank Group, Inc.	1,373	43,840
Capitol Federal Financial, Inc.	10,093	91,443
Capstar Financial Holdings, Inc.(c)	1,979	39,877
Cathay General Bancorp	8,079	338,833
CBTX, Inc.(c)	1,748	52,090
Central Pacific Financial Corp.	1,933	42,120
Chimera Investment Corp.(c)	10,168	86,428
Citizens & Northern Corp.	1,851	44,424
City Holding Co.(c)	2,357	200,369
Claros Mortgage Trust, Inc.	2,072	35,410
CNB Financial Corp.	2,002	52,693
CNO Financial Group, Inc.	7,457	137,283
Cohen & Steers, Inc.	5,971	426,210
Columbia Banking System, Inc.(c)	3,338	99,973
Columbia Financial, Inc.(b)(c)	6,739	143,743
Community Bank System, Inc.(c)	4,086	267,143
Community Trust Bancorp, Inc.	2,162	91,344
Compass Diversified Holdings	4,403	91,847
ConnectOne Bancorp, Inc.	3,234	80,947
Customers Bancorp, Inc.(b)	2,063	71,565
CVB Financial Corp.	23,841	625,588
Diamond Hill Investment Group, Inc.	1,115	190,721
Dime Community Bancshares, Inc.(c)	2,499	78,119
Donegal Group, Inc., Class A	2,384	34,616
Donnelley Financial Solutions, Inc.(b)(c)	2,431	103,196
Dynex Capital, Inc.	3,542	54,936
Eagle Bancorp, Inc.	2,390	115,987
Eastern Bankshares, Inc.	13,438	260,697
Employers Holdings, Inc.	4,346	170,189
Encore Capital Group, Inc.(b)(c)	2,780	152,010
Enstar Group Ltd.(b)	1,002	189,628
Enterprise Financial Services Corp.	3,178	145,298
Equity Bancshares, Inc., Class A	1,243	38,819
Esquire Financial Holdings, Inc.	1,449	54,164
Essent Group Ltd.	13,017	520,550
EZCORP, Inc., Class A(b)(c)	4,975	43,531
Farmers & Merchants Bancorp, Inc.	2,042	58,320
Farmers National Banc Corp.	2,504	35,782
FB Financial Corp.	4,155	164,621
Federal Agricultural Mortgage Corp., Class C .	970	105,963
Federated Hermes, Inc., Class B	19,886	677,317
First Bancorp	26,846	383,898
First Bancorp/Southern Pines NC	2,242	81,631
First Bancshares, Inc. (The)	1,127	33,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
First Busey Corp.	4,357	$100,211
First Business Financial Services, Inc.(c)	1,306	43,464
First Commonwealth Financial Corp.	9,744	131,349
First Community Bankshares, Inc.(c)	1,740	54,862
First Financial Bancorp	6,226	134,357
First Financial Bankshares, Inc.(c)	10,050	427,225
First Financial Corp.	1,583	73,609
First Foundation, Inc.	4,803	91,065
First Internet Bancorp	946	34,690
First Interstate BancSystem, Inc., Class A(c)	6,200	249,612
First Merchants Corp.	5,461	217,457
First Mid Bancshares, Inc.(c)	1,433	50,657
First of Long Island Corp. (The)	1,775	32,678
First Western Financial, Inc.(b)	1,090	28,918
FirstCash Holdings, Inc.(c)	4,317	336,553
Five Star Bancorp	1,539	39,137
Flagstar Bancorp, Inc.	3,054	117,671
Flushing Financial Corp.	3,482	71,903
Fulton Financial Corp.	17,252	280,000
Genworth Financial, Inc., Class A(b)	23,161	97,739
German American Bancorp, Inc.(c)	3,054	114,708
Glacier Bancorp, Inc.(c)	8,373	424,344
Great Southern Bancorp, Inc.	1,440	84,643
Greene County Bancorp, Inc.	782	41,602
Guaranty Bancshares, Inc.	1,049	36,348
Hamilton Lane, Inc., Class A(c)	2,987	207,835
Hancock Whitney Corp.	8,018	386,708
Hanmi Financial Corp.	3,687	91,143
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(c)	3,149	124,448
HarborOne Bancorp, Inc.	5,264	71,801
Heartland Financial USA, Inc.	2,855	127,533
Heritage Commerce Corp.	6,016	67,921
Heritage Financial Corp.	4,011	104,246
Hilltop Holdings, Inc.(c)	3,277	86,513
Hingham Institution for Savings (The)(c)	218	64,724
Home BancShares, Inc.	13,214	310,925
HomeStreet, Inc.	1,880	65,443
Hope Bancorp, Inc.	12,713	183,957
Horace Mann Educators Corp.	5,852	209,326
Horizon Bancorp, Inc.	4,198	79,426
Houlihan Lokey, Inc.	17,350	1,361,975
Independent Bank Corp.	5,721	447,554
Independent Bank Group, Inc.(c)	2,895	195,007
International Bancshares Corp.	4,515	188,411
Investors Title Co.	298	43,910
Jackson Financial, Inc., Class A	1,435	44,858
John Marshall Bancorp, Inc.	1,649	41,571
Kearny Financial Corp.	7,797	88,574
Kinsale Capital Group, Inc.	6,645	1,685,039
KKR Real Estate Finance Trust, Inc.(c)	5,305	102,174
Ladder Capital Corp.	8,009	88,580
Lakeland Bancorp, Inc.	4,569	74,429
Lakeland Financial Corp.	4,232	318,839
Mercantile Bank Corp.	1,928	63,778
Mercury General Corp.	2,269	72,381
Metrocity Bankshares, Inc.(c)	2,674	53,453
Metropolitan Bank Holding Corp.(b)	857	61,353
Mid Penn Bancorp, Inc.	1,339	38,952
Midland States Bancorp, Inc.	2,075	52,062

	Shares	Value
Financials-(continued)
MidWestOne Financial Group, Inc.	1,447	$44,134
Moelis & Co., Class A	11,232	467,925
Mr. Cooper Group, Inc.(b)	6,967	294,704
National Bank Holdings Corp., Class A	3,988	160,038
National Western Life Group, Inc., Class A	161	30,640
Navient Corp.	3,582	55,127
NBT Bancorp, Inc.	5,209	202,005
Nelnet, Inc., Class A	2,484	209,252
Nicolet Bankshares, Inc.(b)(c)	1,723	131,947
NMI Holdings, Inc., Class A(b)	3,969	81,484
Northeast Bank	1,007	39,041
Northfield Bancorp, Inc.	2,838	41,832
Northwest Bancshares, Inc.	13,699	192,745
OceanFirst Financial Corp.	5,233	101,730
OFG Bancorp	6,182	168,150
Old National Bancorp	23,033	384,421
Old Second Bancorp, Inc.	5,079	69,684
Origin Bancorp, Inc.	1,712	69,935
Pacific Premier Bancorp, Inc.	3,592	117,674
Palomar Holdings, Inc.(b)(c)	958	75,960
Park National Corp.(c)	1,733	228,461
Parke Bancorp, Inc.	1,547	34,312
Pathward Financial, Inc.	889	29,301
PCB Bancorp	2,239	42,048
Peapack-Gladstone Financial Corp.	1,335	44,949
PennyMac Financial Services, Inc.(c)	1,283	68,153
Peoples Bancorp, Inc.	2,672	79,866
Peoples Financial Services Corp.	1,152	56,079
Piper Sandler Cos.	3,430	392,975
PJT Partners, Inc., Class A	5,100	353,022
PRA Group, Inc.(b)(c)	3,975	146,836
Preferred Bank	1,670	113,293
Premier Financial Corp.(c)	2,654	71,711
ProAssurance Corp.	4,456	95,314
Professional Holding Corp., Class A(b)(c)	2,129	59,527
Provident Financial Services, Inc.	6,987	162,308
QCR Holdings, Inc.	2,507	140,016
Radian Group, Inc.	23,260	491,019
Ready Capital Corp.	6,094	79,831
Redwood Trust, Inc.	5,369	41,610
Renasant Corp.	2,434	81,150
Republic Bancorp, Inc., Class A	935	39,738
RLI Corp.	11,721	1,286,497
S&T Bancorp, Inc.	3,548	105,163
Safety Insurance Group, Inc.	3,958	356,418
Sandy Spring Bancorp, Inc.	4,223	162,670
Seacoast Banking Corp. of Florida(c)	5,550	179,376
Selective Insurance Group, Inc.(c)	10,386	824,856
ServisFirst Bancshares, Inc.	8,659	730,473
Shore Bancshares, Inc.(c)	2,517	47,949
Silvercrest Asset Management Group, Inc., Class A	2,933	52,413
Simmons First National Corp., Class A(c)	8,899	209,927
SmartFinancial, Inc.	1,742	43,707
South State Corp.	6,144	479,478
Southern Missouri Bancorp, Inc.	966	50,937
Southside Bancshares, Inc.(c)	4,021	151,511
StepStone Group, Inc., Class A	2,883	78,677
Stewart Information Services Corp.	6,053	306,524
Stock Yards Bancorp, Inc.(c)	3,669	243,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2022

	Shares	Value
Financials-(continued)
StoneX Group, Inc.(b)	1,907	$177,046
Summit Financial Group, Inc.	1,600	45,632
Texas Capital Bancshares, Inc.(b)	1,646	97,163
Tompkins Financial Corp.	1,304	93,419
Towne Bank	7,021	200,028
TriCo Bancshares	3,865	182,389
Triumph Bancorp, Inc.(b)	1,147	71,011
TrustCo Bank Corp.	1,650	55,011
Trustmark Corp.	5,372	169,433
Two Harbors Investment Corp.(c)	9,063	43,956
UMB Financial Corp.	4,668	417,646
United Bankshares, Inc.	13,827	512,982
United Community Banks, Inc.	9,557	320,446
United Fire Group, Inc.	3,039	89,438
Univest Financial Corp.	2,917	72,342
Valley National Bancorp(c)	36,678	426,198
Veritex Holdings, Inc.	3,507	105,596
Victory Capital Holdings, Inc., Class A	2,029	54,337
Virtus Investment Partners, Inc.	325	62,156
Walker & Dunlop, Inc.	3,817	383,456
Washington Federal, Inc.	7,771	248,750
Washington Trust Bancorp, Inc.	1,749	88,552
Waterstone Financial, Inc.	2,215	38,297
WesBanco, Inc.	5,442	186,171
West Bancorporation, Inc.	1,593	39,204
Westamerica Bancorporation(c)	3,453	193,195
WisdomTree Investments, Inc.	10,370	51,954
WSFS Financial Corp.	3,767	182,134

		38,033,189

Health Care-7.58%
Addus HomeCare Corp.(b)	1,672	149,176
Alkermes PLC(b)	17,799	421,302
Allscripts Healthcare Solutions, Inc.(b)	5,454	92,718
AMN Healthcare Services, Inc.(b)	5,233	537,115
Amphastar Pharmaceuticals, Inc.(b)	21,114	624,974
AngioDynamics, Inc.(b)	2,356	52,162
Atrion Corp.(c)	434	262,114
Avanos Medical, Inc.(b)	1,967	48,447
Biohaven Pharmaceutical Holding Co. Ltd.(b) .	473	70,643
Catalyst Pharmaceuticals, Inc.(b)	6,338	85,817
Computer Programs & Systems, Inc.(b)	1,105	33,714
CONMED Corp.	1,306	115,672
Corcept Therapeutics, Inc.(b)	9,000	232,380
CorVel Corp.(b)	4,183	649,955
Eagle Pharmaceuticals, Inc.(b)(c)	1,678	54,988
Embecta Corp.	4,060	129,595
Ensign Group, Inc. (The)(c)	6,844	583,793
Evolent Health, Inc., Class A(b)(c)	1,796	66,003
Haemonetics Corp.(b)(c)	3,630	272,359
Halozyme Therapeutics, Inc.(b)	33,487	1,363,925
Harmony Biosciences Holdings, Inc.(b)	2,987	131,159
HealthEquity, Inc.(b)(c)	873	57,688
HealthStream, Inc.(b)	2,521	55,790
Innoviva, Inc.(b)(c)	20,939	275,557
Inspire Medical Systems, Inc.(b)	354	67,787
Integer Holdings Corp.(b)	1,533	96,686
iRadimed Corp.	1,414	47,440
Ironwood Pharmaceuticals, Inc.(b)(c)	17,922	192,841
Lantheus Holdings, Inc.(b)	3,485	274,618

	Shares	Value
Health Care-(continued)
LeMaitre Vascular, Inc.	1,008	$49,775
LHC Group, Inc.(b)	745	120,295
LivaNova PLC(b)(c)	1,752	98,550
Medpace Holdings, Inc.(b)	1,915	282,673
Meridian Bioscience, Inc.(b)	9,079	295,885
Merit Medical Systems, Inc.(b)	7,058	418,045
National HealthCare Corp.(c)	3,272	227,240
National Research Corp.(c)	1,398	47,686
Neogen Corp.(b)(c)	3,571	74,634
NextGen Healthcare, Inc.(b)	7,203	123,459
NuVasive, Inc.(b)	1,289	54,795
Omnicell, Inc.(b)	2,092	213,991
Option Care Health, Inc.(b)	8,141	252,045
Pacira BioSciences, Inc.(b)	4,091	214,696
Patterson Cos., Inc.	1,469	40,970
Prestige Consumer Healthcare, Inc.(b)	5,479	277,128
R1 RCM, Inc.(b)	6,196	135,383
Select Medical Holdings Corp.	1,403	35,973
Shockwave Medical, Inc.(b)	1,096	325,359
SIGA Technologies, Inc.(c)	13,024	196,402
Simulations Plus, Inc.	858	51,523
Supernus Pharmaceuticals, Inc.(b)	1,890	64,695
UFP Technologies, Inc.(b)	438	40,730
US Physical Therapy, Inc.	1,026	84,758
Utah Medical Products, Inc.(c)	964	88,592
Varex Imaging Corp.(b)	1,930	40,704
Xencor, Inc.(b)	1,955	51,592

		10,953,996

Industrials-18.76%
AAON, Inc.(c)	1,733	99,613
AAR Corp.(b)	1,343	57,588
ABM Industries, Inc.(c)	3,857	178,965
Aerojet Rocketdyne Holdings, Inc.(b)	4,308	185,546
AerSale Corp.(b)	3,934	75,848
Air Transport Services Group, Inc.(b)(c)	8,554	257,732
Alamo Group, Inc.	450	58,842
Albany International Corp., Class A	2,829	249,489
Allegiant Travel Co.(b)	378	36,477
API Group Corp.(b)	3,953	61,469
Apogee Enterprises, Inc.	3,755	153,354
Applied Industrial Technologies, Inc.	4,611	488,858
ArcBest Corp.	3,732	300,538
Arcosa, Inc.	1,830	106,963
Argan, Inc.	1,801	62,297
ASGN, Inc.(b)	4,042	390,861
Astec Industries, Inc.	932	35,584
Atkore, Inc.(b)	4,057	342,451
Atlas Air Worldwide Holdings, Inc.(b)(c)	1,733	173,161
AZZ, Inc.	1,441	61,401
Barnes Group, Inc.	1,217	37,788
Beacon Roofing Supply, Inc.(b)(c)	5,465	300,083
Boise Cascade Co.	12,836	800,068
Brady Corp., Class A	3,827	178,109
Brink’s Co. (The)	1,449	80,101
Casella Waste Systems, Inc., Class A(b)(c)	6,053	495,922
CBIZ, Inc.(b)	12,083	527,544
Chart Industries, Inc.(b)(c)	1,019	197,543
Comfort Systems USA, Inc.	2,454	246,234
CoreCivic, Inc.(b)	6,332	60,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2022

	Shares	Value
Industrials-(continued)
Costamare, Inc. (Monaco)	5,382	$60,709
CRA International, Inc.	819	74,865
CSW Industrials, Inc.	1,602	202,813
Douglas Dynamics, Inc.	1,046	30,439
Dycom Industries, Inc.(b)(c)	796	89,248
Eagle Bulk Shipping, Inc.(c)	1,811	78,670
EMCOR Group, Inc.	5,868	697,823
Encore Wire Corp.(c)	9,378	1,220,078
Energy Recovery, Inc.(b)	3,480	79,831
Enerpac Tool Group Corp.(c)	3,003	58,258
EnerSys(c)	687	42,848
Ennis, Inc.	3,789	80,440
EnPro Industries, Inc.	1,046	94,726
ESCO Technologies, Inc.(c)	1,072	87,293
Evoqua Water Technologies Corp.(b)	7,017	246,156
Exponent, Inc.	10,366	972,953
Federal Signal Corp.	3,932	156,769
Forrester Research, Inc.(b)	2,363	98,277
Forward Air Corp.	6,198	601,454
Franklin Covey Co.(b)	1,646	78,300
Franklin Electric Co., Inc.(c)	5,788	502,688
GATX Corp.(c)	4,132	399,192
Genco Shipping & Trading Ltd.	4,820	66,082
GEO Group, Inc. (The)(b)	6,521	53,342
Global Industrial Co.	1,330	40,006
GMS, Inc.(b)	1,508	72,686
Golden Ocean Group Ltd. (Norway)	18,087	173,454
Gorman-Rupp Co. (The)	2,644	69,828
Great Lakes Dredge & Dock Corp.(b)(c)	4,170	39,907
Griffon Corp.	2,326	72,920
H&E Equipment Services, Inc.	938	29,697
Heartland Express, Inc.(c)	5,382	81,537
Heidrick & Struggles International, Inc.	1,187	33,782
Helios Technologies, Inc.(c)	2,609	142,504
Herc Holdings, Inc.	296	33,309
Heritage-Crystal Clean, Inc.(b)	1,430	46,575
Hillenbrand, Inc.(c)	7,626	317,775
HNI Corp.	3,339	106,848
Hub Group, Inc., Class A(b)	6,514	519,882
Huron Consulting Group, Inc.(b)	2,042	136,610
ICF International, Inc.	1,324	134,465
Insperity, Inc.	3,718	405,336
Insteel Industries, Inc.	4,400	127,160
Interface, Inc.	2,207	24,652
Janus International Group, Inc.(b)(c)	4,162	42,993
John Bean Technologies Corp.	1,030	106,358
Kadant, Inc.	1,690	303,237
KAR Auction Services, Inc.(b)(c)	3,164	46,194
Kelly Services, Inc., Class A	1,918	30,899
Kennametal, Inc.(c)	2,698	63,241
Kforce, Inc.	5,075	277,704
Korn Ferry	3,956	241,000
Lindsay Corp.	666	106,800
ManTech International Corp., Class A	3,935	377,406
Marten Transport Ltd.	13,253	262,542
Masonite International Corp.(b)	603	49,337
Matson, Inc.(c)	12,938	953,013
Matthews International Corp., Class A(c)	1,858	46,469
McGrath RentCorp	2,426	205,046
MillerKnoll, Inc.	1,598	44,233

	Shares	Value
Industrials-(continued)
Moog, Inc., Class A	1,295	$97,099
Mueller Industries, Inc.	21,786	1,376,222
Mueller Water Products, Inc., Class A	11,045	124,588
MYR Group, Inc.(b)	1,830	170,080
NOW, Inc.(b)	5,321	64,491
NV5 Global, Inc.(b)(c)	1,536	216,207
Parsons Corp.(b)	1,653	68,401
Quanex Building Products Corp.	2,283	50,911
RBC Bearings, Inc.(b)(c)	230	55,356
Resources Connection, Inc.	5,802	113,371
Rush Enterprises, Inc., Class A	6,205	292,007
Rush Enterprises, Inc., Class B	840	42,538
Saia, Inc.(b)(c)	2,864	592,361
Simpson Manufacturing Co., Inc.(c)	6,891	638,382
SP Plus Corp.(b)	1,248	41,359
SPX Technologies, Inc.(b)(c)	1,964	112,066
Standex International Corp.	1,214	109,758
Tennant Co.	939	56,669
Terex Corp.(c)	3,283	109,061
Textainer Group Holdings Ltd. (China)	1,427	43,352
Transcat, Inc.(b)(c)	604	44,750
TriNet Group, Inc.(b)(c)	4,243	349,623
Trinity Industries, Inc.(c)	5,338	130,140
Triton International Ltd. (Bermuda)	7,137	425,294
TrueBlue, Inc.(b)(c)	1,855	38,102
UFP Industries, Inc.	16,974	1,347,566
UniFirst Corp.	847	152,680
Wabash National Corp.(c)	4,799	78,944
Watts Water Technologies, Inc., Class A	4,779	661,987
Werner Enterprises, Inc.(c)	7,911	314,779
Zurn Elkay Water Solutions Corp.	38,645	1,065,829

		27,123,405

Information Technology-12.40%
A10 Networks, Inc.	13,247	184,133
ACI Worldwide, Inc.(b)	3,014	71,432
ADTRAN Holdings, Inc.	3,890	90,404
Advanced Energy Industries, Inc.	786	70,575
Alarm.com Holdings, Inc.(b)	1,259	83,849
Alpha & Omega Semiconductor Ltd.(b)(c)	1,785	69,008
Altair Engineering, Inc., Class A(b)(c)	1,248	64,908
Ambarella, Inc.(b)	905	61,431
Amkor Technology, Inc.	3,816	76,816
AppFolio, Inc., Class A(b)(c)	499	50,589
Axcelis Technologies, Inc.(b)	6,800	455,192
Badger Meter, Inc.	3,325	314,844
Belden, Inc.	4,443	290,928
Blackbaud, Inc.(b)(c)	846	44,246
Blackline, Inc.(b)(c)	493	33,494
Box, Inc., Class A(b)	14,216	366,062
Calix, Inc.(b)	1,396	82,155
CEVA, Inc.(b)(c)	1,064	31,143
Clearfield, Inc.(b)(c)	2,952	342,757
Cohu, Inc.(b)	1,273	34,155
CommVault Systems, Inc.(b)	2,900	157,441
CSG Systems International, Inc.	6,524	377,413
CTS Corp.	5,268	222,942
Cyxtera Technologies, Inc.(b)(c)	2,920	18,513
Digi International, Inc.(b)	4,814	159,392
Diodes, Inc.(b)	6,262	445,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2022

	Shares	Value
Information Technology-(continued)
Envestnet, Inc.(b)(c)	3,943	$206,495
ePlus, Inc.(b)	1,831	86,277
EVERTEC, Inc.	5,810	195,216
Evo Payments, Inc., Class A(b)	1,512	50,380
ExlService Holdings, Inc.(b)	8,601	1,442,474
Fabrinet (Thailand)(b)	4,046	416,091
FormFactor, Inc.(b)	12,511	366,322
Grid Dynamics Holdings, Inc.(b)(c)	2,286	46,200
Hackett Group, Inc. (The)(c)	7,700	158,081
Harmonic, Inc.(b)(c)	10,440	117,554
Information Services Group, Inc.	6,023	34,753
Insight Enterprises, Inc.(b)(c)	2,991	272,540
InterDigital, Inc.(c)	1,832	91,893
International Money Express, Inc.(b)	8,481	189,974
Kimball Electronics, Inc.(b)(c)	2,123	45,729
Knowles Corp.(b)(c)	12,873	195,026
Kulicke & Soffa Industries, Inc. (Singapore)	8,055	338,632
MACOM Technology Solutions Holdings, Inc.(b)	1,034	57,025
MaxLinear, Inc.(b)	4,466	160,463
Methode Electronics, Inc.	3,533	142,945
Napco Security Technologies, Inc.(b)	2,798	82,989
NetScout Systems, Inc.(b)	13,576	430,902
Novanta, Inc.(b)(c)	1,536	205,348
Onto Innovation, Inc.(b)	6,086	432,045
OSI Systems, Inc.(b)	837	69,739
PC Connection, Inc.	1,769	87,884
PDF Solutions, Inc.(b)	4,465	117,787
Perficient, Inc.(b)	3,931	307,011
Photronics, Inc.(b)	7,682	129,058
Plexus Corp.(b)(c)	1,726	161,778
Power Integrations, Inc.	11,937	853,854
Progress Software Corp.	4,305	207,200
Qualys, Inc.(b)	7,621	1,157,630
Rambus, Inc.(b)	21,399	551,880
Rapid7, Inc.(b)(c)	835	48,012
Rogers Corp.(b)	2,885	722,750
Sanmina Corp.(b)	5,989	290,586
ScanSource, Inc.(b)	4,802	139,114
Semtech Corp.(b)	7,650	353,353
Silicon Laboratories, Inc.(b)(c)	3,617	453,319
SPS Commerce, Inc.(b)(c)	5,117	624,888
Super Micro Computer, Inc.(b)	4,317	280,950
Synaptics, Inc.(b)(c)	961	111,101
Tenable Holdings, Inc.(b)	2,316	91,737
TTM Technologies, Inc.(b)	6,589	103,645
Veeco Instruments, Inc.(b)(c)	1,495	31,604
Verint Systems, Inc.(b)	6,385	309,609
Verra Mobility Corp.(b)	10,337	164,772
Viavi Solutions, Inc.(b)(c)	12,398	174,564
Vishay Intertechnology, Inc.	16,894	332,305
Xerox Holdings Corp.(c)	2,857	47,483
Xperi Holding Corp.	2,197	34,954

		17,923,410

Materials-4.60%
AdvanSix, Inc.	6,163	223,470
American Vanguard Corp.(c)	7,885	157,148
ATI, Inc.(b)(c)	3,831	114,662
Avient Corp.	5,523	242,073

	Shares	Value
Materials-(continued)
Balchem Corp.	5,359	$706,423
Cabot Corp.	8,422	606,131
Chase Corp.	499	43,992
Commercial Metals Co.	17,339	702,403
Compass Minerals International, Inc.	784	31,744
GCP Applied Technologies, Inc.(b)	7,484	235,147
Greif, Inc., Class A(c)	2,600	174,330
Greif, Inc., Class B	588	38,379
H.B. Fuller Co.(c)	5,231	339,283
Hawkins, Inc.	2,576	98,712
Haynes International, Inc.	1,581	62,750
Ingevity Corp.(b)	1,748	122,605
Innospec, Inc.(c)	6,173	576,929
Kaiser Aluminum Corp.	953	68,387
Kronos Worldwide, Inc.	4,645	59,828
Livent Corp.(b)(c)	4,371	140,659
Materion Corp.	993	85,706
Minerals Technologies, Inc.	1,832	106,732
Myers Industries, Inc.(c)	6,043	116,751
O-I Glass, Inc.(b)(c)	3,008	39,134
Orion Engineered Carbons S.A. (Germany)(c)	2,618	44,139
Quaker Chemical Corp.(c)	216	37,653
Schnitzer Steel Industries, Inc., Class A(c)	1,891	62,479
Sensient Technologies Corp.	5,114	407,432
Stepan Co.	1,427	148,736
Summit Materials, Inc., Class A(b)	1,806	51,327
SunCoke Energy, Inc.	5,719	37,688
Sylvamo Corp.	1,679	74,615
TimkenSteel Corp.(b)(c)	4,245	65,118
Tredegar Corp.	2,862	29,221
TriMas Corp.(c)	3,242	89,220
Trinseo PLC(c)	728	19,314
Tronox Holdings PLC, Class A	2,826	41,344
Warrior Met Coal, Inc.	12,358	402,253
Worthington Industries, Inc.(c)	903	46,044

		6,649,961

Real Estate-9.49%
Acadia Realty Trust	5,456	86,914
Agree Realty Corp.	11,953	900,300
Alexander & Baldwin, Inc.(c)	8,259	154,691
Alexander’s, Inc.	422	99,972
American Assets Trust, Inc.	3,745	103,961
Apartment Investment & Management Co., Class A	8,020	70,897
Apple Hospitality REIT, Inc.	7,630	121,393
Armada Hoffler Properties, Inc.	6,703	88,010
Bluerock Residential Growth REIT, Inc.(c)	3,652	97,326
Brandywine Realty Trust	8,958	71,933
Broadstone Net Lease, Inc.(c)	17,049	326,318
BRT Apartments Corp.	2,458	58,672
CareTrust REIT, Inc.	2,603	56,069
CatchMark Timber Trust, Inc., Class A	2,982	31,758
Centerspace(c)	2,291	172,696
City Office REIT, Inc.(c)	15,484	178,840
Community Healthcare Trust, Inc.	1,272	46,924
Corporate Office Properties Trust(c)	13,591	351,191
CTO Realty Growth, Inc.	4,681	98,816
Cushman & Wakefield PLC(b)	10,940	163,662
Easterly Government Properties, Inc.(c)	11,171	200,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2022

	Shares	Value
Real Estate-(continued)
Equity Commonwealth(b)(c)	11,638	$306,196
Essential Properties Realty Trust, Inc.	2,263	51,234
Farmland Partners, Inc.	6,607	95,868
Four Corners Property Trust, Inc.	10,286	276,591
Franklin Street Properties Corp.	11,556	32,472
FRP Holdings, Inc.(b)(c)	1,038	59,706
Getty Realty Corp.(c)	4,390	132,051
Gladstone Commercial Corp.	2,281	43,499
Gladstone Land Corp.(c)	3,240	76,172
Global Medical REIT, Inc.	4,801	52,043
Global Net Lease, Inc.(c)	4,567	62,888
Independence Realty Trust, Inc.(c)	47,750	928,737
Indus Realty Trust, Inc.(c)	602	36,975
Innovative Industrial Properties, Inc.(c)	657	60,260
iStar, Inc.	4,292	59,101
Kennedy-Wilson Holdings, Inc.(c)	26,214	460,318
Kite Realty Group Trust(c)	9,533	184,559
LTC Properties, Inc.(c)	6,967	312,749
LXP Industrial Trust(c)	61,262	616,296
Marcus & Millichap, Inc.	8,074	301,806
National Health Investors, Inc.(c)	3,853	252,410
Necessity Retail REIT, Inc. (The)	4,752	35,450
NETSTREIT Corp.	3,982	78,286
Newmark Group, Inc., Class A(c)	4,133	42,363
NexPoint Residential Trust, Inc.	4,576	241,704
Office Properties Income Trust	1,560	27,409
One Liberty Properties, Inc.	2,440	58,926
Outfront Media, Inc.	5,099	90,252
Paramount Group, Inc.	9,084	62,952
Pebblebrook Hotel Trust	1,781	31,381
Phillips Edison & Co., Inc.	2,259	73,802
Physicians Realty Trust(c)	29,048	483,940
Piedmont Office Realty Trust, Inc., Class A	5,713	67,299
Plymouth Industrial REIT, Inc.(c)	3,158	64,013
PotlatchDeltic Corp.(c)	23,112	1,072,859
Retail Opportunity Investments Corp.(c)	10,814	181,134
RMR Group, Inc. (The), Class A	1,767	46,013
RPT Realty	5,991	57,693
Sabra Health Care REIT, Inc.	3,271	48,967
Saul Centers, Inc.	1,594	70,598
SITE Centers Corp.	13,878	179,859
St. Joe Co. (The)	7,800	297,960
STAG Industrial, Inc.	21,540	663,432
Stratus Properties, Inc.(b)	1,855	66,057
Sunstone Hotel Investors, Inc.(b)(c)	13,548	147,538
Tanger Factory Outlet Centers, Inc.(c)	2,597	40,046
Tejon Ranch Co.(b)	3,506	55,255
Terreno Realty Corp.	10,993	670,463
UMH Properties, Inc.	6,654	120,038
Uniti Group, Inc.	16,962	159,273
Universal Health Realty Income Trust(c)	1,456	74,096
Urban Edge Properties	10,792	169,758
Urstadt Biddle Properties, Inc., Class A	2,866	47,920
Veris Residential, Inc.(b)	3,573	48,021

Investment Abbreviations:
REIT -Real Estate Investment Trust

	Shares	Value
Real Estate-(continued)
Washington REIT	9,060	$177,667
Whitestone REIT	9,153	90,065

		13,725,282

Utilities-6.54%
ALLETE, Inc.(c)	5,490	324,898
American States Water Co.(c)	3,952	327,897
Artesian Resources Corp., Class A	1,600	87,408
Avista Corp.	7,641	310,454
Black Hills Corp.	7,275	549,117
Brookfield Infrastructure Corp., Class A (Canada)	9,937	473,001
California Water Service Group(c)	4,580	268,067
Chesapeake Utilities Corp.	2,692	340,000
Clearway Energy, Inc., Class A	4,583	158,022
Clearway Energy, Inc., Class C	10,863	403,017
MGE Energy, Inc.	5,394	415,446
Middlesex Water Co.(c)	1,968	174,699
New Jersey Resources Corp.(c)	13,418	592,271
Northwest Natural Holding Co.	3,624	172,539
NorthWestern Corp.	5,712	302,622
ONE Gas, Inc.	4,318	337,970
Ormat Technologies, Inc.(c)	4,817	450,293
Otter Tail Corp.	10,188	769,602
PNM Resources, Inc.	8,024	380,578
Portland General Electric Co.(c)	10,993	568,008
SJW Group	2,298	147,761
South Jersey Industries, Inc.	17,162	580,934
Southwest Gas Holdings, Inc.	9,387	730,778
Spire, Inc.	6,320	441,705
Unitil Corp.	1,913	99,648
York Water Co. (The)(c)	918	40,365

		9,447,100

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.82% (Cost $144,305,672)		144,290,724

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.59%
Invesco Private Government Fund, 2.29%(d)(e)(f)	7,736,131	7,736,131
Invesco Private Prime Fund, 2.37%(d)(e)(f)	20,585,959	20,588,018

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,322,926)		28,324,149

TOTAL INVESTMENTS IN SECURITIES-119.41% (Cost $172,628,598)		172,614,873
OTHER ASSETS LESS LIABILITIES-(19.41)%		(28,061,723)

NET ASSETS-100.00%		$144,553,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ -	$5,955,045	$(5,955,045)	$ -	$-	$-	$465
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,396,398	57,290,238	(52,950,505)	-	-	7,736,131	37,747	*
Invesco Private Prime Fund	8,063,812	129,864,314	(117,338,080)	1,223	(3,251)	20,588,018	107,180	*

Total	$11,460,210	$193,109,597	$(176,243,630)	$1,223	$(3,251)	$28,324,149	$145,392

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Statements of Assets and Liabilities

August 31, 2022

	Invesco International Developed Dynamic Multifactor ETF (IMFL)	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
Assets:
Unaffiliated investments in securities, at value(a)	$103,131,455	$1,951,288,929	$144,290,724
Affiliated investments in securities, at value	3,360,095	28,886,508	28,324,149
Cash	-	69,653	-
Receivable for:
Dividends	352,449	4,453,119	179,904
Securities lending	515	2,133	3,751
Investments sold	-	-	182,667
Fund shares sold	-	7,172,611	1,752,806
Foreign tax reclaims	153,719	-	-

Total assets	106,998,233	1,991,872,953	174,734,001

Liabilities:
Due to custodian	-	-	65,731
Due to foreign custodian	33,313	-	-
Payable for:
Investments purchased	47	7,011,856	1,738,277
Collateral upon return of securities loaned	3,215,343	27,072,804	28,322,926
Fund shares repurchased	-	-	2,120
Accrued unitary management fees	32,292	509,251	51,797

Total liabilities	3,280,995	34,593,911	30,180,851

Net Assets	$103,717,238	$1,957,279,042	$144,553,150

Net assets consist of:
Shares of beneficial interest	$138,376,005	$2,370,410,892	$200,886,951
Distributable earnings (loss)	(34,658,767)	(413,131,850)	(56,333,801)

Net Assets	$103,717,238	$1,957,279,042	$144,553,150

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,200,001	46,390,001	4,170,001
Net asset value	$19.95	$42.19	$ 34.67

Market price	$19.75	$42.24	$ 34.68

Unaffiliated investments in securities, at cost	$107,032,340	$1,968,702,560	$144,305,672

Affiliated investments in securities, at cost	$3,359,931	$28,886,508	$ 28,322,926

Foreign currencies (due to foreign custodian), at cost	$(33,704)	$-	$ -

(a)Includes securities on loan with an aggregate value of:	$3,045,650	$26,242,247	$ 27,432,379

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Statements of Operations

For the year ended August 31, 2022

	Invesco International Developed Dynamic Multifactor ETF (IMFL)	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
Investment income:
Unaffiliated dividend income	$4,405,421	$33,500,849	$2,628,967
Affiliated dividend income	930	78,693	465
Non-cash dividend income	71,048	-	-
Securities lending income, net	21,262	153,055	86,974
Foreign withholding tax	(429,990)	(29,730)	(3,250)

Total investment income	4,068,671	33,702,867	2,713,156

Expenses:
Unitary management fees	416,620	5,607,368	618,078

Less: Waivers	(75)	(623)	(37)

Net expenses	416,545	5,606,745	618,041

Net investment income	3,652,126	28,096,122	2,095,115

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(30,483,067)	(355,675,851)	(44,709,753)
Affiliated investment securities	(526)	(1,024,122)	(3,251)
Unaffiliated in-kind redemptions	5,573,258	275,793,750	20,593,730
Affiliated in-kind redemptions	-	19,749	-
Foreign currencies	(38,008)	-	(2)

Net realized gain (loss)	(24,948,343)	(80,886,474)	(24,119,276)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(9,317,713)	(201,412,346)	(5,097,094)
Affiliated investment securities	164	(311,549)	1,223
Foreign currencies	(20,562)	-	-

Change in net unrealized appreciation (depreciation)	(9,338,111)	(201,723,895)	(5,095,871)

Net realized and unrealized gain (loss)	(34,286,454)	(282,610,369)	(29,215,147)

Net increase (decrease) in net assets resulting from operations	$(30,634,328)	$(254,514,247)	$(27,120,032)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Statements of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	Invesco International Developed Dynamic Multifactor ETF (IMFL)		Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)		Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
	2022	2021(a)	2022	2021	2022	2021
Operations:
Net investment income	$3,652,126	$2,404,547	$28,096,122	$16,733,790	$2,095,115	$672,447
Net realized gain (loss)	(24,948,343)	1,283,479	(80,886,474)	409,160,694	(24,119,276)	31,845,674
Change in net unrealized appreciation (depreciation)	(9,338,111)	5,415,889	(201,723,895)	151,298,451	(5,095,871)	2,096,821

Net increase (decrease) in net assets resulting from operations	(30,634,328)	9,103,915	(254,514,247)	577,192,935	(27,120,032)	34,614,942

Distributions to Shareholders from:
Distributable earnings	(6,081,841)	(1,433,650)	(22,289,549)	(18,997,510)	(1,629,687)	(601,610)

Shareholder Transactions:
Proceeds from shares sold	50,581,605	128,885,701	3,503,769,481	1,811,414,095	250,801,195	164,993,605
Value of shares repurchased	(45,401,324)	(1,302,840)	(2,974,138,792)	(1,655,890,807)	(207,533,106)	(112,574,153)

Net increase in net assets resulting from share transactions	5,180,281	127,582,861	529,630,689	155,523,288	43,268,089	52,419,452

Net increase (decrease) in net assets	(31,535,888)	135,253,126	252,826,893	713,718,713	14,518,370	86,432,784

Net assets:
Beginning of period	135,253,126	-	1,704,452,149	990,733,436	130,034,780	43,601,996

End of period	$103,717,238	$135,253,126	$1,957,279,042	$1,704,452,149	$144,553,150	$130,034,780

Changes in Shares Outstanding:
Shares sold	2,150,000	5,050,001	74,570,000	42,850,000	6,330,000	4,400,000
Shares repurchased	(1,950,000)	(50,000)	(63,510,000)	(38,270,000)	(5,370,000)	(2,940,000)
Shares outstanding, beginning of period	5,000,001	-	35,330,001	30,750,001	3,210,001	1,750,001

Shares outstanding, end of period	5,200,001	5,000,001	46,390,001	35,330,001	4,170,001	3,210,001

(a)	For the period February 22, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Financial Highlights

Invesco International Developed Dynamic Multifactor ETF (IMFL)

	Year Ended August 31, 2022	For the Period February 22, 2021(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$27.05	$25.00

Net investment income(b)	0.71	0.53
Net realized and unrealized gain (loss) on investments	(6.62)	1.81

Total from investment operations	(5.91)	2.34

Distributions to shareholders from:
Net investment income	(0.95)	(0.29)
Net realized gains	(0.24)	-

Total distributions	(1.19)	(0.29)

Net asset value at end of period	$19.95	$27.05

Market price at end of period(c)	$19.75	$27.16

Net Asset Value Total Return(d)	(22.54)%	9.37	%(e)
Market Price Total Return(d)	(23.63)%	9.81	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$103,717	$135,253
Ratio to average net assets of:
Expenses	0.34%	0.34	%(f)
Net investment income	2.98%	3.76	%(f)
Portfolio turnover rate(g)	337%	73%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (February 24, 2021, the first day of trading on the exchange) to August 31, 2021 was 9.41%. The market price total return from Fund Inception to August 31, 2021 was 7.90%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Financial Highlights–(continued)

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

	Years Ended August 31,			Two Months Ended August 31,		Year Ended June 30,	For the Period November 08, 2017(a) Through June 30,
	2022	2021	2020	2019		2019	2018
Per Share Operating Performance:
Net asset value at beginning of period	$48.24	$32.22	$29.77	$29.71		$26.65	$25.00

Net investment income(b)	0.67	0.52	0.55	0.07		0.54	0.22
Net realized and unrealized gain (loss) on investments	(6.18)	16.10	2.44	(0.01)		2.99	1.59

Total from investment operations	(5.51)	16.62	2.99	0.06		3.53	1.81

Distributions to shareholders from:
Net investment income	(0.54)	(0.60)	(0.54)	-		(0.47)	(0.16)

Net asset value at end of period	$42.19	$48.24	$32.22	$29.77		$29.71	$26.65

Market price at end of period(c)	$42.24	$48.24	$32.26	$29.79		$29.71

Net Asset Value Total Return(d)	(11.48)%	52.12%	10.23%	0.20%		13.37%	7.26%
Market Price Total Return(d)	(11.37)%	51.93%	10.29%	0.27%		13.32%	7.28%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,957,279	$1,704,452	$990,733	$1,052,542		$998,325	$150,592
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29	%(e)	0.29%	0.29	%(f)
Net investment income	1.45%	1.24%	1.76%	1.48	%(e)	1.92%	1.42	%(f)
Portfolio turnover rate(g)	336%	126%	321%	83%		138%	213%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

	Years Ended August 31,			Two Months Ended August 31,		Year Ended June 30,	For the Period November 08, 2017(a) Through June 30,
	2022	2021	2020	2019		2019	2018
Per Share Operating Performance:
Net asset value at beginning of period	$40.51	$24.92	$25.61	$26.82		$27.12	$25.00

Net investment income(b)	0.51	0.31	0.31	0.03		0.43	0.22
Net realized and unrealized gain (loss) on investments	(5.94)	15.59	(0.64)	(1.24)		(0.29)	2.08

Total from investment operations	(5.43)	15.90	(0.33)	(1.21)		0.14	2.30

Distributions to shareholders from:
Net investment income	(0.41)	(0.31)	(0.36)	-		(0.44)	(0.18)

Net asset value at end of period	$34.67	$40.51	$24.92	$25.61		$26.82	$27.12

Market price at end of period(c)	$34.68	$40.50	$24.94	$25.65		$26.82

Net Asset Value Total Return(d)	(13.45)%	64.12%	(1.13)%	(4.51)%		0.63%	9.22%
Market Price Total Return(d)	(13.41)%	63.95%	(1.20)%	(4.36)%		0.59%	9.21%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$144,553	$130,035	$43,602	$12,807		$12,071	$13,561
Ratio to average net assets of:
Expenses	0.39%	0.39%	0.39%	0.41	%(e)	0.39%	0.39	%(f)
Net investment income	1.32%	0.86%	1.27%	0.87	%(e)	1.62%	1.30	%(f)
Portfolio turnover rate(g)	265%	127%	282%	64%		189%	173%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco International Developed Dynamic Multifactor ETF (IMFL)	“International Developed Dynamic Multifactor ETF”

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	“Russell 1000® Dynamic Multifactor ETF”

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)	“Russell 2000® Dynamic Multifactor ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

International Developed Dynamic Multifactor ETF	FTSE Developed ex US Invesco Dynamic Multifactor Index

Russell 1000® Dynamic Multifactor ETF	Russell 1000® Invesco Dynamic Multifactor Index

Russell 2000® Dynamic Multifactor ETF	Russell 2000® Invesco Dynamic Multifactor Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly.

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Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of

36

capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates

37

and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through August 31, 2022, each Fund (except for International Developed Dynamic Multifactor ETF) had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each applicable Fund as listed below:

Amount

Russell 1000® Dynamic Multifactor ETF	$5,731

Russell 2000® Dynamic Multifactor ETF	2,989

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books

38

and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry

39

groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund (except Russell 2000® Dynamic Multifactor ETF) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the

40

election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

International Developed Dynamic Multifactor ETF	0.34%

Russell 1000® Dynamic Multifactor ETF	0.29%

Russell 2000® Dynamic Multifactor ETF	0.39%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2022, the Adviser waived fees for each Fund in the following amounts:

International Developed Dynamic Multifactor ETF	$75

Russell 1000® Dynamic Multifactor ETF	623

Russell 2000® Dynamic Multifactor ETF	37

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

International Developed Dynamic Multifactor ETF	FTSE International Ltd.

Russell 1000® Dynamic Multifactor ETF	Frank Russell Company

Russell 2000® Dynamic Multifactor ETF	Frank Russell Company

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Russell 1000® Dynamic Multifactor ETF	$733,357

Russell 2000® Dynamic Multifactor ETF	119,930

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
International Developed Dynamic Multifactor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$103,131,455	$-	$-	$103,131,455

Money Market Funds	144,588	3,215,507	-	3,360,095

Total Investments	$103,276,043	$3,215,507	$-	$106,491,550

Russell 1000® Dynamic Multifactor ETF
Investments in Securities

Common Stocks & Other Equity Interests	$1,950,944,239	$-	$344,690	$1,951,288,929

Money Market Funds	1,813,704	27,072,804	-	28,886,508

Total Investments	$1,952,757,943	$27,072,804	$344,690	$1,980,175,437

Russell 2000® Dynamic Multifactor ETF
Investments in Securities

Common Stocks & Other Equity Interests	$144,290,724	$-	$-	$144,290,724

Money Market Funds	-	28,324,149	-	28,324,149

Total Investments	$144,290,724	$28,324,149	$-	$172,614,873

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021
	Ordinary	Ordinary
	Income*	Income*
International Developed Dynamic Multifactor ETF	$6,081,841	$1,433,650

Russell 1000® Dynamic Multifactor ETF	22,289,549	18,997,510

Russell 2000® Dynamic Multifactor ETF	1,629,687	601,610

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
International Developed Dynamic Multifactor ETF	$597,639	$(5,211)	$(7,488,373)	$(21,501)	$(27,741,321)$	138,376,005	$103,717,238

Russell 1000® Dynamic Multifactor ETF	7,285,950	-	(43,274,972)	-	(377,142,828)	2,370,410,892	1,957,279,042

Russell 2000® Dynamic Multifactor ETF	549,396	-	(3,720,334)	-	(53,162,863)	200,886,951	144,553,150

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The Funds have capital loss carryforwards as of August 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*
International Developed Dynamic Multifactor ETF	$27,274,895	$466,426	$27,741,321

Russell 1000® Dynamic Multifactor ETF	377,142,828	-	377,142,828

Russell 2000® Dynamic Multifactor ETF	53,144,860	18,003	53,162,863

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
International Developed Dynamic Multifactor ETF	$411,140,627	$408,068,407

Russell 1000® Dynamic Multifactor ETF	6,463,738,637	6,405,155,671

Russell 2000® Dynamic Multifactor ETF	413,463,528	410,749,669

For the fiscal year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
International Developed Dynamic Multifactor ETF	$45,763,984	$45,510,384

Russell 1000® Dynamic Multifactor ETF	3,421,602,436	2,949,159,816

Russell 2000® Dynamic Multifactor ETF	248,859,892	207,737,857

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
International Developed Dynamic Multifactor ETF	$1,186,841	$(8,675,214)	$(7,488,373)	$113,979,923

Russell 1000® Dynamic Multifactor ETF	44,639,335	(87,914,307)	(43,274,972)	2,023,450,409

Russell 2000® Dynamic Multifactor ETF	5,083,203	(8,803,537)	(3,720,334)	176,335,207

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
International Developed Dynamic Multifactor ETF	$743,005	$(6,293,479)	$5,550,474

Russell 1000® Dynamic Multifactor ETF	27,516	(271,204,689)	271,177,173

Russell 2000® Dynamic Multifactor ETF	2,241	(20,248,503)	20,246,262

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco International Developed Dynamic Multifactor ETF, Invesco Russell 1000® Dynamic Multifactor ETF and Invesco Russell 2000® Dynamic Multifactor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022 and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco International Developed Dynamic Multifactor ETF (1)	–

Invesco Russell 1000® Dynamic Multifactor ETF (2)	Oppenheimer Russell 1000® Dynamic Multifactor ETF

Invesco Russell 2000® Dynamic Multifactor ETF (2)	Oppenheimer Russell 2000® Dynamic Multifactor ETF

(1) Statement of changes in net assets and the financial highlights for the year ended August 31, 2022 and for the period February 22, 2021 (commencement of investment operations) through August 31, 2021

(2) Statement of changes in net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the three years in the period ended August 31, 2022, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019

The financial statements and financial highlights of the Predecessor Funds as of and for the period ended June 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 28, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 27, 2022

45

Report of Independent Registered Public Accounting Firm–(continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco International Developed Dynamic Multifactor ETF (IMFL)

Actual	$1,000.00	$858.80	0.34%	$1.59

Hypothetical (5% return before expenses)	1,000.00	1,023.49	0.34	1.73

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

Actual	1,000.00	928.80	0.29	1.41

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

Actual	1,000.00	902.30	0.39	1.87

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Short Term Gains

Invesco International Developed Dynamic Multifactor ETF	0%	62%	0%	0%	0%	$1,247,139

Invesco Russell 1000® Dynamic Multifactor ETF	0%	86%	96%	0%	0%	-

Invesco Russell 2000® Dynamic Multifactor ETF	13%	85%	89%	0%	0%	-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share

Invesco International Developed Dynamic Multifactor ETF	$0.0641	$0.9606

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

51

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2016	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

52

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

53

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Since 2016	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank-Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	230	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

54

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	230	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

56

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

58

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 37 series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF

Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF

Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF

Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF

Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2029 Municipal Bond ETF

Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2030 Municipal Bond ETF

Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF

Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF

Invesco BulletShares 2030 Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF

Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco International Developed Dynamic Multifactor ETF

Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF

Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF

Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US ETF

Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Emerging Markets ETF

Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF

Invesco BulletShares 2028 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US Small Company ETF

Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF

Invesco BulletShares 2023 Municipal Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF

Invesco BulletShares 2024 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year period for Invesco BulletShares 2022 Municipal Bond ETF, Invesco Bulletshares 2022 USD Emerging Markets Debt ETF and Invesco Bulletshares 2023 USD Emerging Markets Debt ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco BulletShares 2022 Municipal Bond ETF’s, Invesco Bulletshares 2022 USD Emerging Markets Debt ETF’s and Invesco Bulletshares 2023 USD Emerging Markets Debt ETF’s level of correlation to its underlying index. The Trustees noted that for each applicable period the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded

59

Approval of Investment Advisory Contracts–(continued)

that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF, Invesco BulletShares 2029 Corporate Bond ETF and Invesco BulletShares 2030 Corporate Bond ETF;

•	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

•

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF and Invesco BulletShares 2030 Municipal Bond ETF;

•	0.19% of the Fund’s average daily net assets for Invesco RAFITM Strategic US ETF;

•	0.23% of the Fund’s average daily net assets for each of Invesco RAFITM Strategic Developed ex-US ETF and Invesco RAFITM Strategic US Small Company ETF;

•

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF and Invesco Russell 1000® Dynamic Multifactor ETF;

•	0.34% of the Fund’s average daily net assets for Invesco International Developed Dynamic Multifactor ETF;

•	0.35% of the Fund’s average daily net assets for Invesco RAFITM Strategic Emerging Markets ETF;

•	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

•

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF, Invesco BulletShares 2027 High Yield Corporate Bond ETF and Invesco BulletShares 2028 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the

60

Approval of Investment Advisory Contracts–(continued)

net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2022 Corporate Bond ETF	X		X

Invesco BulletShares 2023 Corporate Bond ETF	X		X
Invesco BulletShares 2024 Corporate Bond ETF	X		X

Invesco BulletShares 2025 Corporate Bond ETF	X		X
Invesco BulletShares 2026 Corporate Bond ETF	X		X

Invesco BulletShares 2027 Corporate Bond ETF	X		X
Invesco BulletShares 2028 Corporate Bond ETF	X		X

Invesco BulletShares 2029 Corporate Bond ETF	X		X
Invesco BulletShares 2030 Corporate Bond ETF	X		X

Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2027 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2028 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2023 Municipal Bond ETF		N/A	X
Invesco BulletShares 2024 Municipal Bond ETF		N/A	X

Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X		X
Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X		X

Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X		X
Invesco International Developed Dynamic Multifactor ETF		X	X

Invesco Investment Grade Defensive ETF	X	X	X
Invesco Investment Grade Value ETF	X	X	X

Invesco RAFITM Strategic Developed ex-US ETF	X		X
Invesco RAFITM Strategic Emerging Markets ETF	X		X

Invesco RAFITM Strategic US ETF	X	X	X
Invesco RAFITM Strategic US Small Company ETF	X	X	X

Invesco Russell 1000® Dynamic Multifactor ETF	X		X
Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other

61

Approval of Investment Advisory Contracts–(continued)

investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc. and Invesco Indexing LLC, affiliates of the Adviser, serve as each Fund’s distributor and index provider and are paid a distribution fee and licensing fee, respectively, by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

62

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	O-ESG-AR-1	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2022.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2022	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2021
Audit Fees	$630,640	$679,450
Audit-Related Fees	$0	$0
Tax Fees(1)	$503,956	$565,278
All Other Fees	$0	$0

Total Fees	$1,134,596	$1,244,728

(1)

Tax Fees for the fiscal years ended August 31, 2022 and 2021 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$760,000	$821,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$760,000	$821,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Effective Date	June 26, 2009

Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $6,812,000 for the fiscal year ended August 31, 2022 and $5,966,000 for the fiscal year ended August 31, 2021 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,075,956 for the fiscal year ended August 31, 2022 and $7,352,278 for the fiscal year ended August 31, 2021.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $31 million and non-audit services of approximately $20 million for the fiscal year ended 2022. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PwC advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held financial interests directly in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holding until after the matter was confirmed to be an independence exception. In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violation would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Self-Indexed Fund Trust

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date: November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date:	November 4, 2022

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date: November 4, 2022